SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Tax-Free Trust covers the period ended August 31, 1999.

During the six months under review, the U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.57% on February 28, 1999, to 6.07% on August 31,
1999 -- reaching a high of 6.25% on August 10, 1999. Although many of the uncertainties associated with hedge funds and 1998's financial stresses on Asia, Latin America and Eastern Europe either dissipated or stabilized, the Federal Reserve Board's (the Fed's) position toward domestic inflationary tendencies renewed investor concern. At its June 30 meeting, the Federal Open Market Committee (FOMC) raised the federal funds target rate to 5.00%, while announcing a neutral bias toward further increases, which most investors initially viewed as positive. However, most bond investors became cautious as they perceived Alan Greenspan's testimony before the U.S. House of Representatives on July 22, 1999, as a change by the Fed from a neutral bias to one of possibly raising rates. Indeed, the FOMC raised its target for the federal funds rate another quarter-percentage point to 5.25% and again adopted a neutral bias at its August 24, 1999, meeting, which appeared to stabilize the bond markets for the short term.

The economy's future direction and its effect on inflationary pressures will ultimately determine the level of volatility that impacts the bond markets in the near future. During the period under review, many investors uncharacteristically reacted very swiftly to new releases of economic data or Fed announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing and find that recent market conditions afforded us opportunities not only to increase the funds' income-earning potential, but also to enhance the portfolios' overall structure. Our conservative, long-term, buy-and-hold philosophy enables us to produce comparatively high credit-quality portfolios that distribute favorable tax-free income.(1) We do not purchase exotic derivative products or use everage as part of our investment strategy to increase yield because we also strive to maintain low share-price volatility. We encourage you to examine the credit quality of your tax-free fund, as well as its yield when evaluating your investment needs.

CONTENTS

Shareholder Letter                 1

Special Feature:
Uncovering Tax-Free
Opportunities                      5

Fund Reports

 Franklin Arizona Insured
 Tax-Free Income Fund              8

 Franklin Florida Insured
 Tax-Free Income Fund             12

 Franklin Insured
 Tax-Free Income Fund             16

 Franklin Massachusetts Insured
 Tax-Free Income Fund             19

 Franklin Michigan Insured
 Tax-Free Income Fund             23

 Franklin Minnesota Insured
 Tax-Free Income Fund             26

 Franklin Ohio Insured
 Tax-Free Income Fund             30

Municipal Bond Ratings            33

Financial Highlights &
Statement of Investments          35

Financial Statements              84

Notes to Financial Statements     92


[PYRAMID GRAPH]

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


With municipal bond insurance prevalent over the past few years, the difference in yields between high- and lower-rated bonds has narrowed compared to historical levels. As a result, many of our funds in recent years chose to invest in high-rated bonds because of the risk versus return characteristics in the marketplace. At the end of this reporting period, many of our tax-free funds held a large percentage of AAA-rated bonds, reflecting the portfolios' high quality. Our disciplined, long-term, income-oriented investment approach, along with our ability to recognize value, enables us to offer funds providing attractive tax-free yields while enjoying excellent credit quality characteristics compared to their peers. Historically more than 85% of total return for municipal bonds is derived from the income component. In light of this, we choose to concentrate on income and risk-adjusted total return in managing our funds, and on this basis, most of our tax-free funds compare very favorably to their peers.

As the interest-rate outlook stabilizes and inflationary concerns diminish, we expect the fixed-income markets to become more stable. Overall, we expect municipal bonds to perform well, as at the end of the reporting period the ratio of yields for the Bond Buyer 40 Municipal Index versus the 30-year Treasury bond approached 95%, considerably higher than the historical average of 89%, which means municipal bonds are relatively inexpensive. Furthermore, municipal bond supply for 1999 is expected to be approximately 18% less than in 1998, with about $230 billion coming to market. The reduced supply should enhance the performance of municipal bonds going forward.

Please keep in mind that interest rates and thus, bond prices, rise and fall depending on the economy. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. Municipal bond funds can help lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own. They continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to reduce risk in their portfolios. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield than the taxable equivalent yield of a tax-free investment. We encourage you to discuss your financial goals with an investment representative. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Charles B. Johnson
------------------------------
    Charles B. Johnson
    Chairman
    Franklin Tax-Free Trust


/s/  Thomas J. Kenny
------------------------------
     Thomas J. Kenny
     Director
     Franklin Municipal Bond Department


--------------------------------------------------------------------------------
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(1) You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OVERALL MORNINGSTART RATINGS (TM)
--------------------------------------------------------------------------------
These funds in Franklin Tax-Free Trust were rated against a universe of 1,591; 1,210 and 372 municipal bond funds for the 3-, 5- and 10-year periods, respectively, ended August 31, 1999.
--------------------------------------------------------------------------------

FRANKLIN MUNICIPAL BOND FUNDS ARE STAR QUALITY

You may be pleased to know how well your Franklin Tax-Free Income Fund compares with the competition. Morningstar, a leading mutual fund rating company, awarded 33 Franklin municipal bond funds their highest ratings, four or five stars. With one of the largest municipal bond departments in the industry, Franklin Templeton has the resources needed to identify attractive municipal bond opportunities and the know-how to purchase them at favorable prices. We offer investors more high-quality choices than any other fund group followed by Morningstar.

[4 STARS]

FOUR-STAR FRANKLIN TAX-FREE INCOME FUNDS (1),(2)
--------------------------------------------------------------------------------
FRANKLIN INSURED TAX-FREE INCOME FUND - CLASS A

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND - CLASS A

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND - CLASS A

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND - CLASS A

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND - CLASS A

(1.) For investors subject to federal or state alternative minimum tax, all or a portion of the dividends may be subject to such tax, depending on the fund. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.) For the 3-, 5- and 10-year periods ended August 31, 1999, the respective Morningstar ratings were as follows: Insured Tax-Free Income 4, 4, 4; Massachusetts Insured Tax-Free Income 3, 4, 4; Michigan Insured Tax-Free Income 4, 4, 4; Minnesota Insured Tax-Free Income 4, 4, 4; Ohio Insured Tax-Free Income 4, 4, 4.

Morningstar proprietary ratings reflect historical risk-adjusted performance and can change monthly. They are calculated from the fund's 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate sales charge adjustments, and a risk factor reflecting performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% four stars, the next 35% three stars, the next 22.5% two stars, and the bottom 10% one star. Ratings are for Class A shares only; other classes may vary. Past performance does not guarantee future results.

You have previously received a prospectus for Franklin Tax-Free Trust in which you are a shareholder. Franklin Templeton Distributors, Inc. is the principal underwriter of the Trust.

This page is not part of the shareholder report.


UNCOVERING TAX-FREE OPPORTUNITIES

[PHOTO - RAFAEL COSTAS]

Rafael Costas, Senior Vice President and Director of Franklin's Municipal Research Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities at temporarily depressed prices. Generally, we concentrate on investment-grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $50 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields.(1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.

Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment-grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from national credit rating agencies.(2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the quality of our funds. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.


(1.)For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

(2.)Ratings can change.



Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.

Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approximately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue, enhancing its quality and appeal to our distinct standards.

[PHOTO - TWO WOMEN LOOKING AT PC MONITOR]

Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong.

Q: How can Franklin's research influence the portfolio managers' investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three national credit rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.

Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.


WHAT IS A ROAD SHOW?

Before a new issue is brought to the public, the issuer and its investment bankers travel around the country making presentations to potential investors concerning the issuer's financial information and outlook.

FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Arizona Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of insured Arizona municipal bonds.(1)
--------------------------------------------------------------------------------
STATE UPDATE
[MAP - ARIZONA]

Arizona's economy continues to surpass optimistic forecasts, driven by employment growth, population increases, a favorable business environment, new home construction and six consecutive years of tax reductions. The job base began dramatically diversifying several years ago, within the expanding high-tech manufacturing and international trade sectors, along with the more traditional mining, agriculture, tourism and retirement industries. The state saw increased but more limited job growth during the reporting period. The state boasts an unemployment rate below the national average, at 4.2% in July 1999, which is even more impressive given the massive influx of new residents.(2)

Such growth is extremely important to the state's economic health. The number of companies interested in relocating to Arizona is soaring, while many existing companies have announced major expansions. In the Phoenix area alone, almost 2,000 new jobs were created in June 1999.(3) Furthermore, these new residents need somewhere to live, fueling the important construction industry. Home building permits in 1999 may break 1998's record of 36,001.(4) The state has seen its personal income figures increase more than 65% since 1990.(5) Arizona, not immune to world economic problems, struggled as three of Arizona's largest copper producers laid off 2,850 workers during the reporting period, as the price of copper remains depressed due to oversupply caused by the Asian crisis.(6) However, these job losses should be easily offset by continued new job growth. One concern for Arizona's economy is that rising interest rates could cause a slowdown in construction spending. Arizona's future looks very bright. Presently, Arizona has the second fastest-growing population of any state. The favorable climate should continue to draw retiring baby-boomers, and the broad-based economy's ample supply of new jobs should add to the state's younger population.

(1.) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2.) Source: Bureau of Labor Statistics, 8/99.

(3.) Source: Arizona Dept. of Commerce, The Gold Sheet, 8/99.

(4.) Source: The Arizona Republic, Arizona Boom Still Booming, 8/99.

(5.) Source: Arizona Dept. of Commerce, The Gold Sheet, 7/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 36 of this report.




PORTFOLIO NOTES
Franklin Arizona Insured Tax-Free Income Fund participated in the largest Arizona deal of the year, the $366 million Mesa Arizona Industrial and Development Agency Revenue (IDAR) bonds for Discovery Health Systems, during the reporting period. We made this issue one of the portfolio's core positions. The bonds were insured and offered at extremely attractive yields for Arizona, which is considered a "specialty state." Arizona bonds typically trade at yield levels below the national average for municipal bonds due to supply and demand characteristics. Such purchases gave us the opportunity to restructure the portfolio, and we sold other bonds to book tax losses that can be carried forward and used to help offset future capital gains and reduce our shareholders' tax liabilities. Some of the fund's other purchases during the reporting period were Phoenix Civic Improvement Corp. and McDowell Mountain Ranch Community Facilities District general obligation (GO) bonds.

The fund's dividend came under pressure during the reporting period resulting in two decreases. At the end of the reporting period, the dividend was relatively stable and will continue to be for the upcoming quarter. The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.(7) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.7%. The fund's total net assets increased 4.2% during the reporting period, from $80.7 million on February 28, 1999, to $84.1 million on August 31, 1999. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers.(1)


PORTFOLIO BREAKDOWN
Franklin Arizona Insured
Tax-Free Income Fund
8/31/99

                              % OF TOTAL
                               LONG-TERM
SECTOR                        INVESTMENTS
------                        -----------

General Obligation                 28.0%

Hospital & Health Care             22.0%

Utilities                          17.9%

Prerefunded                         7.3%

Housing                             6.6%

Transportation                      4.9%

Tax Supported Debt                  4.8%

Subject to Government
Appropriation                       3.9%

Higher Education                    3.5%

Other Revenue                       1.1%

(6.) Source: Tucson Citizen, Copper Down, But Hopes Rise, 7/99.

(7.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


DIVIDEND DISTRIBUTIONS*
Franklin Arizona Insured
Tax-Free Income Fund
3/1/99 - 8/31/99

                   DIVIDEND
MONTH              PER SHARE
-----              ---------
March              4.2 cents

April              4.2 cents

May                4.2 cents

June               4.0 cents

July               4.0 cents

August             4.0 cents
------             ---------
Total             24.6 cents


Arizona's new bond issuance for the first half of 1999 was $1.34 billion, down 43.6% from the same period last year. This reduced new-issue supply combined with strong retail demand for Arizona municipal bonds should help support the value of the portfolio's holdings.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.62           $10.22    $10.84


                                               DISTRIBUTIONS (3/1/99-8/31/99)
                                               ------------------------------
Dividend Income                                $0.246


PERFORMANCE

                                                                         INCEPTION
CLASS A                                      6-MONTH  1-YEAR   5-YEAR    (4/30/93)
-------                                      -------  ------   ------    ---------
Cumulative Total Return (1)                   -3.45%  -1.39%  +36.63%    +40.91%

Average Annual Total Return (2)               -7.55%  -5.56%   +5.52%     +4.85%

Distribution Rate (3)               4.50%

Taxable Equivalent
Distribution Rate (4)               7.85%

30-Day Standardized Yield (5)       4.36%

Taxable Equivalent Yield (4)        7.60%


FRANKLIN ARIZONA INSURED
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. Past expense reductions by the fund's manager increased the fund's total return.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the current 4.0 cent per share monthly dividend and the maximum offering price of $10.67 on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

PORTFOLIO BREAKDOWN

Franklin Florida Insured
Tax-Free Income Fund
8/31/99

                        % OF TOTAL
                         LONG-TERM
SECTOR                  INVESTMENTS
------                  -----------
Utilities                     37.2%

Other Revenue                 13.5%

Hospital & Health Care        12.4%

Tax Supported Debt            11.8%

Prerefunded                   11.6%

Housing                        6.9%

Subject to Government
Appropriation                  3.9%

Transportation                 1.9%

General Obligation             0.8%


Your Fund's Goal: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured Florida municipal bonds. (1) In addition, the fund's shares are free from Florida's annual intangibles tax.

STATE UPDATE (2)

[MAP - FLORIDA]

Florida continues to be one of the fastest growing states in the nation. Its personal income has grown 6.2% per year since 1994, compared with 5.6% nationally for the same period, ranking 20th among the states. Non-agricultural job growth for 1998 was 4.1%, compared with 2.6% nationally. This trend should continue through 1999 with an expected 4% increase over 1998. Florida's double-digit population growth for each of the past two decades is expected to continue as aging baby-boomers begin to retire and move to the state. Such strong population growth has been the main fuel of the state's economy, but has also driven the need for expanded government services including education, corrections, transportation and health and human services.

The state's debt has risen with its growth, and both are expected to continue expanding. 1999 debt per capita was $863 compared with $505 for the national state median. Florida decreased its intangible personal property tax during the reporting period. The new tax rate will reduce the levy from $2 million currently to $1.5 million. The net effect will have only a small impact on the future revenues relative to the state's total income.

(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

(2.) Source: Moody's Investors Service, 8/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 39 of this report.

Projections for general revenue growth indicate a slowdown to 5.0% in 1999 from a strong 7.6% in 1998. The state enacted a constitutional amendment adding a Budget Stabilization Fund, which is required to be funded at 5% of the previous year's General Fund receipts. Additionally, the state has constitutionally enacted a revenue limitation to control spending growth by limiting the amount of taxes and other revenue that can be raised in any given year. Exempt from this cap are monies pledged to existing and new bond issues, to mitigate risk to bondholders.

As of July 1999, Florida's state agency computer systems are 99% Year-2000 compliant, with the remaining 1% anticipated to be by October 1999.

Florida's outlook remains stable because of ample revenues from the state's rapid population growth, a strong Budget Stabilization Fund and a proven willingness by the state government to deal with economic weakening, by maintaining budget balance during past recessions.


PORTFOLIO NOTES

Municipal bond new issuance in Florida declined 12.8% for the first half of 1999. Many issuers enhanced their debt's credit quality by purchasing insurance for their upcoming issues, giving them greater access to new money or better opportunities to refinance existing debt. However, as interest rates rose, prerefunding activity decreased because there was less opportunity for issuers to find interest rate savings. The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.(3) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.2%.

During the reporting period, the fund sought to generate tax losses, which can be carried forward in the portfolio to help offset current or future taxable capital gains and potentially lower shareholders' tax liabilities. The fund sold prerefunded bonds to capture the premium and decrease the fund's call exposure. Some of the fund's purchases during the six-month period were Florida Housing Finance Corporation Revenue - Housing Logans Pointe Apartments; Saint Lucie West Services District Special Assessment Revenue - Water Management Benefit; Alachua County Public Improvement Revenue; Lakeland Utilities Tax Revenue; and Miami-Dade County Water and Sewer Revenue bonds.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

(3.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


DIVIDEND DISTRIBUTIONS*

Franklin Florida Insured
Tax-Free Income Fund
3/1/99 - 8/31/99

                   DIVIDEND
MONTH              PER SHARE
-----              ---------
March             4.10 cents

April             4.10 cents

May               4.10 cents

June              3.95 cents

July              3.95 cents

August            3.95 cents
------           -----------
Total            24.15 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

The fund intends to maintain the investment strategy of buying current coupon bonds at a slight discount as we seek to provide shareholders with high, current, tax-free income. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers.(1)

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.55           $9.98     $10.53

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------

Dividend Income                                $0.2415

PERFORMANCE

                                                                        INCEPTION
CLASS A                                        6-MONTH  1-YEAR  5-YEAR  (4/30/93)
-------                                        -------  ------  ------  ---------
Cumulative Total Return (1)                    -2.92%  -0.65%  +37.51%    +37.58%

Average Annual Total Return (2)                -7.07%  -4.89%   +5.65%     +4.45%

Distribution Rate (3)                   4.55%

Taxable Equivalent
Distribution Rate (4)                   7.53%

30-Day Standardized Yield (5)           4.42%

Taxable Equivalent Yield (4)            7.32%




FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a higher initial sales charge; thus actual total returns may be slightly lower. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, distribution rate and total return to shareholders. Without these reductions, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.41%. The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.



(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the current 3.95 cent per share monthly dividend and the maximum offering price of $10.42 on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN INSURED TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of insured municipal bonds.(1)

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.(2) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.1%.

Franklin Insured Tax-Free Income Fund sought to take advantage of the recent volatility in the municipal bond marketplace to purchase "specialty state" bonds at national yield levels. Specialty states are those that generally trade at lower yields than other states due to supply or demand characteristics. As the market stabilizes, the yield ratios between the specialty states and the national levels should return to normal, so we expect that the specialty state names will outperform other states' bonds going forward. Some of the fund's purchases were Atlanta, Georgia, Water and Wastewater Revenue; University of Colorado Hospital Authority Revenue; Minneapolis and St. Paul Metropolitan Airport Commission Revenue; and Mesa, Arizona, Industrial Development Authority Revenue (IDAR) - Discovery Health Systems.

Most of our purchases during the reporting period were in the new-issue market as many deals were priced attractively. Furthermore, we sold bonds in the secondary market attempting to take tax losses that can be used to help offset current or future capital gains, possibly lowering shareholders' tax liabilities. In general, our strategy worked very well for the fund, and we were able to restructure the portfolio with more specialty state bonds as well as purchase bonds at relatively higher yields. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers. (1)

(1.) Dividend income is generally subject to state and local taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 42 of this report.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/99 - 8/31/99

                                                           DIVIDEND PER SHARE
MONTH                                                    CLASS A       CLASS C
-----                                                    -------       -------
March                                                    5.10 cents   4.47 cents

April                                                    5.10 cents   4.47 cents

May                                                      5.10 cents   4.47 cents

June                                                     5.05 cents   4.50 cents

July                                                     5.05 cents   4.50 cents

August                                                   5.05 cents   4.50 cents

Total                                                   30.45 cents  26.91 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PORTFOLIO BREAKDOWN
Franklin Insured
Tax-Free Income Fund
8/31/99

                             % OF TOTAL
                             LONG-TERM
SECTOR                      INVESTMENTS
------                      -----------
Hospital &
Health Care                   28.5%

Prerefunded                   19.1%

Utilities                     19.0%

Transportation                 8.3%

General Obligation             6.4%

Higher Education               6.1%

Housing                        3.8%

Subject to Government
Appropriation                  3.3%

Tax Supported Debt             2.6%

Other Revenue                  2.1%

Corporate Backed               0.8%

CLASS A (formerly Class I):
Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.62            $11.64   $12.26

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.3045

Long-Term Capital Gain                         $0.0179

Short-Term Capital Gain                        $0.0032

Total                                          $0.3256

CLASS C                                        CHANGE           8/31/99   2/28/99
Net Asset Value                                -$0.61           $11.72    $12.33

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2691

Long-Term Capital Gain                         $0.0179

Short-Term Capital Gain                        $0.0032

Total                                          $0.2902

PERFORMANCE

                                                                             INCEPTION
CLASS A                                   6-MONTH   1-YEAR   5-YEAR 10-YEAR  (4/3/85)
-------                                   -------   ------   --------------  --------
Cumulative Total Return (1)               -2.39%   -0.29%  +30.60%  +91.08%   +196.15%

Average Annual Total Return (2)           -6.50%   -4.54%   +4.58%   +6.23%     +7.50%

Distribution Rate (3)                     4.98%

Taxable Equivalent Distribution Rate (4)  8.25%

30-Day Standardized Yield (5)             4.49%

Taxable Equivalent Yield (4)              7.43%

                                                                         INCEPTION
CLASS C                                       6-MONTH  1-YEAR   3-YEAR   (5/1/95)
-------                                       -------  ------   ------   --------
Cumulative Total Return(1)                     -2.58%    -0.76%  +14.41%    +23.41%

Average Annual Total Return(2)                  -4.46%  -2.72%    +4.25%     +4.73%

Distribution Rate (3)                   4.59%

Taxable Equivalent
Distribution Rate (4)                   7.60%

30-Day Standardized Yield (5)           4.08%

Taxable Equivalent Yield (4)            6.75%

Past performance is not predictive of future results.


FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Massachusetts state personal income taxes through a portfolio consisting primarily of insured Massachusetts municipal bonds.(1)


COMMONWEALTH UPDATE(2)

[MASSACHUSETTS MAP]

Massachusetts continued to have the strongest economy in New England, as it has for the past five years. The commonwealth had the third-highest per-capita income nationally, at 124% of the national average for 1998, the most recent annual figure available. Personal income rose 5.6%, also above national gains. Employment growth weathered recent declines in manufacturing, which were mostly offset by gains in construction and services, with a 1.8% growth rate in 1998.

The commonwealth has developed a reputation for highly responsible fiscal operations after a very difficult economic period during the early 1990s. It has built up its financial reserves every year since 1992, to be in the position to enact $900 million in tax cuts in 1999 with more planned for next year. One factor impairing Massachusetts' strong credit rating is its high debt load. It has a per capita debt load of $2,511, compared with $505 nationally, and debt as a percent of income was 7.7%, compared with the 2.0% national median.

The commonwealth's outlook remains stable due to its diverse economy, high wealth level, strong fiscal control, sound budget performance and a strong balance sheet.

(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Moody's Investors Service, 5/17/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 59 of this report.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

PORTFOLIO NOTES

The rise in interest rates during the reporting period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.3 By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.0%. However, the rise in interest rates created an excellent opportunity for Franklin Massachusetts Insured Tax-Free Income Fund to take tax losses by selling some holdings and reinvesting the proceeds at significantly higher yields. We continued to buy municipal securities with current coupons at a slight discount in our effort to maximize the tax-free income paid out to shareholders. The fund also sought bonds with at least ten-year call protection in an attempt to protect the fund's long-term income stream. As a result, our disciplined investment approach helped protect the fund's share value and maintain a competitive yield. Additionally, we continued to manage the fund's exposure to prerefunded bonds, now only 15.9% of total long-term investments as of August 31, 1999.

Some of the fund's purchases during the reporting period include Dudley Charleston Regional School District general obligation (GO), Plymouth County Certificate of Participation (COP) - Correctional Facility Project, Massachusetts State Port Authority Revenue Bonds, and Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue - Arbors at Taunton Project. These purchases maintained diversification in a broad range of credits, which help reduce the fund's exposure to risk and volatility that might affect any one credit. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers.(1)

(3.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

We closely monitor the supply of Massachusetts' tax-exempt municipal bonds. For the first six months of 1999 the commonwealth issued $4.3 billion, a 17.7% decrease from the same period last year. Going forward, we expect Massachusetts' growing need for infrastructure should result in further borrowing.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/99 - 8/31/99

                                                           DIVIDEND PER SHARE
MONTH                                                    CLASS A       CLASS C
-----                                                    -------       -------
March                                                    4.75 cents   4.18 cents

April                                                    4.75 cents   4.18 cents

May                                                      4.75 cents   4.18 cents

June                                                     4.75 cents   4.24 cents

July                                                     4.75 cents   4.24 cents

August                                                   4.75 cents   4.24 cents
------                                                  -----------  -----------
Total                                                   28.50 cents  25.26 cents


PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
8/31/99

                           % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
------                    -----------
Hospital &
Health Care                   27.5%

Transportation                17.2%

Prerefunded                   15.9%

Higher Education              15.4%

General Obligation            11.2%

Housing                        5.1%

Utilities                      3.8%

Other Revenue                  3.0%

Subject to Government
Appropriation                  0.9%


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


FRANKLIN MASSACHUSETTS
INSURED TAX-FREE
INCOME FUND

CLASS A (formerly Class I):
Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Massachusetts state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE           8/31/99   2/28/99
-------                                       ------           -------   -------
Net Asset Value                               -$0.59           $11.12    $11.71

                                              DISTRIBUTIONS (3/1/99 - 8/31/99)
                                              --------------------------------

Dividend Income                               $0.285

CLASS C                                       CHANGE           8/31/99   2/28/99
-------                                       ------           -------   -------
Net Asset Value                               -$0.58           $11.18    $11.76

                                              DISTRIBUTIONS (3/1/99 - 8/31/99)
                                              --------------------------------

Dividend Income                               $0.2526


PERFORMANCE

                                                                          INCEPTION
CLASS A                               6-MONTH   1-YEAR  5-YEAR   10-YEAR   (4/3/85)
-------                               -------   ------  -------  -------   --------
Cumulative Total Return(1)           -2.59%     -0.68%  +30.71%  +87.90%   +170.76%

Average Annual
Total Return(2)                      -6.73%     -4.88%   +4.60%   +6.05%     +6.84%

Distribution Rate(3)          4.91%

Taxable Equivalent
Distribution Rate(4)          8.64%

30-Day Standardized
Yield(5)                      4.37%

Taxable Equivalent
Yield(4)                      7.69%

                                                                              INCEPTION
CLASS C                                       6-MONTH    1-YEAR    3-YEAR     (5/1/95)
-------                                       -------    ------    ------     ---------
Cumulative Total Return(1)                      -2.77%   -1.15%    +13.01%    +22.91%

Average Annual Total Return(2)                  -4.70%   -3.08%     +3.80%     +4.64%

Distribution Rate(3)                4.50%

Taxable Equivalent
Distribution Rate(4)                7.92%

30-Day Standardized Yield(5)        3.94%

Taxable Equivalent Yield(4)         6.94%

Past performance is not predictive of future results.


FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Michigan state personal income taxes through a portfolio consisting primarily of insured Michigan municipal bonds.(1)

STATE UPDATE

[GRAPHIC OF THE STATE OF MICHIGAN]

Michigan's economy has remained strong through recent times despite its reliance on cyclical industries such as durable goods manufacturing. Its employment base has diversified away from durable goods manufacturing toward trade and services. Although still strongly dependent on the auto industry, corporate actions in that industry have made it less susceptible to cyclical swings. The state also maintains a relatively strong Rainy Day Fund for fiscal shortfalls and future uncertainties.

Continuing the pattern of the past few years, the state's unemployment rate has remained below the national average. Projections for personal income growth are 4.2% for 1999.(2) The state traditionally has had, and still maintains, low debt levels, although they have increased recently due to school funding needs. Michigan eliminated overspending of appropriations, which created a sizable deficit in 1990, and has balanced the state's budget.

Michigan's strong economy, conservative budget practices, traditionally low debt levels and high reserve levels have earned the state an AA+ rating from Standard & Poor's, a national credit rating agency.(3)

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.6%.


(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Standard & Poor's, CreditWeek Municipal, 4/99.

(3.) This does not indicate Standard & Poor's rating for the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 64 of this report.


PORTFOLIO BREAKDOWN
FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND
8/31/99

                        % OF TOTAL
                         LONG-TERM
SECTOR                  INVESTMENTS
------                  -----------
Prerefunded                34.7%

General Obligation         24.6%

Hospital &
Health Care                19.0%

Utilities                  11.2%

Transportation              4.6%

Higher Education            2.2%

Other Revenue               1.6%

Tax Supported Debt          1.0%

Housing                     0.5%

Subject to Government
Appropriation               0.5%

Corporate Backed            0.1%


Franklin Michigan Insured Tax-Free Income Fund sought to take advantage of the recent volatility in the municipal bond marketplace by attempting to purchase on the dips in the market. Most of our purchases were in the new-issue market, as many deals were priced attractively. Furthermore, we sold bonds in the secondary market attempting to take tax losses that can be used to help offset current or future capital gains, possibly reducing shareholders' tax liabilities. In general, our strategy worked very well for the fund, and we were able to purchase some bonds at relatively higher yields.

Some of the fund's purchases during the six-month period were Charlotte Public School District general obligation (GO), Detroit Sewage Disposal Revenue, Kent County Building Authority GO, and Wayne Charter County Airport Revenue - Detroit Metropolitan Wayne County. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers.(1)

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/99 - 8/31/99

                                                           DIVIDEND PER SHARE
MONTH                                                    CLASS A       CLASS C
-----                                                    -------       -------
March                                                    4.95 cents   4.32 cents

April                                                    4.95 cents   4.32 cents

May                                                      4.95 cents   4.32 cents

June                                                     4.95 cents   4.36 cents

July                                                     4.95 cents   4.36 cents

August                                                   4.95 cents   4.36 cents
------                                                   ----------   ----------
Total                                                   29.70 cents  26.04 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

(4.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.56           $11.72    $12.28

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2970

Long-Term Capital Gain                         $0.0003

Total                                          $0.2973



CLASS C                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.56            $11.80   $12.36


                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2604

Long-Term Capital Gain                         $0.0003

Total                                          $0.2607


PERFORMANCE

                                                                                        INCEPTION
CLASS A                          6-MONTH       1-YEAR         5-YEAR       10-YEAR       (4/3/85)
-------                          -------       ------         -------      -------      ----------
Cumulative Total Return(1)        -2.11%        0.47%         32.10%       91.79%        186.11%
Average Annual Total Return(2)    -6.31%       -3.84%          4.82%        6.27%          7.25%

Distribution Rate(3)               4.85%
Taxable Equivalent Distribution
   Rate(4)                         8.40%
30-Day Standarized Yield(5)        4.33%
Taxable Equivalent Yield(4)        7.50%

                                                                                       INCEPTION
CLASS C                                     6-MONTH       1-YEAR         3-YEAR         (5/1/95)
-------                                     -------       ------         -------       ----------
Cumulative Total Return(1)                   -2.40%       -0.08%         15.69%          24.86%
Average Annual Total Return(2)               -4.28%       -1.99%          4.63%           5.01%

Distribution Rate(3)               4.44%
Taxable Equivalent Distribution
   Rate(4)                         7.69%
30-Day Standarized Yield(5)        3.90%
Taxable Equivalent Yield(4)        6.75%





CLASS A (formerly Class I):
Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Michigan state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Minnesota state personal income taxes through a portfolio consisting primarily of insured Minnesota municipal bonds.(1)


State Update(2)
[GRAPHIC OF THE STATE OF MINNESOTA]
Moody's, a national credit rating agency, has assigned Minnesota its highest rating of Aaa for the state's strong financial performance, robust and diverse economic base and moderate debt levels. Audited 1998 financial statements show a remarkable 8.6% growth for the state's General Fund while expenditures increased only 2.2% for the same period. This strong performance gave Minnesota the opportunity to reduce sales and income taxes while significantly increasing education spending.

Income growth has been one of the main drivers behind the state's fiscal performance. Income tax receipts increased 8.2% in fiscal 1998, giving the state more money than expected. Minnesota's debt structure is relatively simple and moderate, $527 per capita compared with the national median of $505. Diverse employment is one of the state's best assets. Mirroring the nation's employment mix, this diversity strengthens the state's economy and buffers it from economic volatility.

The outlook for the state remains positive. Institutionalized financial practices enacted to maintain a balanced budget, such as formalized four- and six-year planning cycles, coupled with healthy economic performance, should help Minnesota continue to prosper.

(1.) For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund seeks to comply with Minnesota requirements for the pass-through of tax-exempt income dividends

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Moody's Investors Service, 7/29/99.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 72 of this report.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.(3) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.0%.

Franklin Minnesota Insured Tax-Free Income Fund sought to take advantage of the recent volatility in the municipal bond marketplace by attempting to purchase on the dips in the market. Most of our purchases were in the new-issue market, as many deals were priced attractively. Furthermore, we sold bonds in the secondary market attempting to take tax losses that can be used to help offset current or future capital gains, possibly reducing shareholders' tax liabilities. In general, our strategy worked very well for the fund, and we were able to purchase some bonds at relatively higher yields. Some of the fund's purchases were Minnesota Agriculture and Economic Development Board Revenue, Dakota County Housing and Redevelopment Authority Multi-Family Housing Revenue, Park Rapids Independent School District No. 309, and Minnesota State Housing and Finance Authority Single Family Housing Revenue bonds. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers.(1)

We also sold $10 million in Puerto Rico Commonwealth general obligation (GO) bonds, reducing the percentage of Puerto Rico bonds held in the portfolio. The state of Minnesota limits the fund to territory holdings of 5%, so the reduction in Puerto Rico bonds provides the fund more flexibility to take advantage of market opportunities in the future. During a period of limited diversification choices, a fund may choose to purchase Puerto Rico issues, which enjoy tax-free status in a majority of states and are in general highly liquid and well-received in the marketplace.

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
8/31/99

                                  % OF TOTAL
                                  LONG-TERM
SECTOR                           INVESTMENTS
------                           -----------
General Obligation                   24.8%

Hospital & Health Care               22.9%

Housing                              14.0%

Utilities                            11.3%

Prerefunded                           9.6%

Transportation                        9.4%

Subject to Government
Appropriation                         3.2%

Tax Supported Debt                    2.4%

Higher Education                      1.3%

Other Revenue                         1.1%


(3.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond
Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/99 - 8/31/99

                                                           Dividend per Share
                                                           ------------------
Month                                                    Class A       Class C
-----                                                    -------       -------
March                                                    5.0 cents    4.42 cents

April                                                    5.0 cents    4.42 cents

May                                                      5.0 cents    4.42cents

June                                                     4.9 cents    4.36 cents

July                                                     4.9 cents    4.36 cents

August                                                   4.9 cents    4.36 cents
------                                                   ---------    ----------
Total                                                   29.7 cents   26.34 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN MINNESOTA
INSURED TAX-FREE
INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.61            $11.53   $12.14

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2970

Long-Term Capital Gain                         $0.0237

TOTAL                                          $0.3207


CLASS C                                        CHANGE           8/31/99   2/28/99
-------                                        ------           -------   -------
Net Asset Value                                -$0.61           $11.58    $12.19

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2634

Long-Term Capital Gain                         $0.0237

TOTAL                                          $0.2871


PERFORMANCE

                                                                                                       INCEPTION
CLASS A                                              6-MONTH      1-YEAR       5-YEAR     10-YEAR       (4/3/85)
-------                                              -------      ------       ------     -------       --------
Cumulative Total Return(1)                            -2.37%      -0.36%       +28.01%     +82.86%      +180.78%

Average Annual Total Return(2)                        -6.53%      -4.58%       +4.15%      +5.76%       +7.11%

Distribution Rate(3)                                   4.83%

Taxable Equivalent Distribution Rate(4)                8.74%

30-Day Standardized Yield(5)                           4.44%

Taxable Equivalent Yield(4)                            8.03%

                                                                                INCEPTION
CLASS C                                              6-MONTH   1-YEAR  3-YEAR    (5/1/95)
-------                                              -------   ------  ------    --------
Cumulative Total Return(1)                            -2.64%   -0.93%  +13.10%    +20.87%

Average Annual Total Return(2)                        -4.53%   -2.83%   +3.84%     +4.23%

Distribution Rate(3)                         4.41%

Taxable Equivalent Distribution Rate(4)      7.98%

30-Day Standardized Yield(5)                 4.03%

Taxable Equivalent Yield(4)                  7.29%


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Minnesota state personal income tax bracket of 44.7%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

Your Fund's Goal: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Ohio state personal income taxes through a portfolio consisting primarily of insured Ohio municipal bonds.(1)


STATE UPDATE(2)

[GRAPHIC OF THE STATE OF OHIO]

Ohio's employment trends mirror the nation's as it has a developed industrial base with growth in the services and construction sectors. The state's unemployment rate, lower than the nation's for 1998, remains so in 1999, with the May 1999 rate at 3.7%, compared with 4.0% nationally. Ohio's personal income is slightly below the national average, estimated at 95% for 1998. Ohio has a moderate per capita debt level of $683, compared with the national median of $505. One area of concern for the state is the Ohio State Supreme Court decision requiring major changes to the state's school funding arrangements, which most likely will increase education spending.

Ohio's general obligation bonds are rated Aa1 by Moody's, a national credit rating agency, for the state's stable outlook, large and diverse economy, moderate debt levels and prudent financial management.(3) The state has strong control over its financial expenditures, which, coupled with steady economic growth, has produced a seven-year trend of large operating surpluses for the state. Its Budget Stabilization Fund's balance has reached $906 million for fiscal 1999 and is expected to increase further through the calendar year.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the types of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.9%.

(1.) For investors subject to the federal alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Fund shares are not insured by any U.S. or other government agency, are subject to market risks and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's insured securities and the terms of the insurance as outlined in the prospectus. No representation is made as to any insurer's ability to meet its commitments.

(2.) Source: Moody's Investors Service, 7/23/99.

(3.) This does not indicate Moody's rating for the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 77 of this report.

Franklin Ohio Insured Tax-Free Income Fund sought to take advantage of the recent volatility in the municipal bond marketplace by attempting to purchase on the dips in the market. Most of our purchases were in the new-issue market, as many deals were priced attractively. Furthermore, we sold bonds in the secondary market attempting to take tax losses that can be used to help offset current or future capital gains, possibly reducing shareholders' tax liabilities. In general, our strategy worked very well for the fund, and we were able to purchase some bonds at relatively higher yields. Some of the fund's purchases during the reporting period were University of Akron General Receipts, Medina City School District general obligation (GO), Edgewood City School District GO, Ohio State Air Quality Development Authority Revenue, and Lorain County Hospital Revenue - Catholic Healthcare Partners. As always, your fund invested primarily in insured municipal bonds guaranteed by AAA-rated bond insurers.(1)

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*

Franklin Ohio Insured Tax-Free Income Fund
3/1/99 - 8/31/99

                                                          DIVIDEND PER SHARE
                                                          ------------------
MONTH                                                   CLASS A       CLASS C
--------------------------------------------------------------------------------
March                                                   5.1 cents    4.50 cents
April                                                   5.1 cents    4.50 cents
May                                                     5.1 cents    4.50 cents
June                                                    5.0 cents    4.44 cents
July                                                    5.0 cents    4.44 cents
August                                                  5.0 cents    4.44 cents
--------------------------------------------------------------------------------
TOTAL                                                  30.3 CENTS   26.82 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PORTFOLIO BREAKDOWN
Franklin Ohio Insured Tax-Free Income Fund
8/31/99

                                                                      % OF TOTAL
                                                                      LONG-TERM
SECTOR                                                               INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                         26.7%
Utilities                                                                  25.7%
Prerefunded                                                                15.7%
Hospital & Health Care                                                     12.5%
Higher Education                                                            5.9%
Housing                                                                     3.7%
Transportation                                                              3.6%
Corporate Backed                                                            3.1%
Subject to Government Appropriation                                         2.2%
Other Revenue                                                               0.6%
Tax Supported Debt                                                          0.3%


(4.) Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
--------------------------------------------------------------------------------
Net Asset Value                                -$0.61           $11.88    $12.49

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.3030

Long-Term Capital Gain                         $0.0171

TOTAL                                          $0.3201

CLASS C                                        CHANGE           8/31/99   2/28/99
--------------------------------------------------------------------------------
Net Asset Value                                -$0.61            $11.95   $12.56

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2682

Long-Term Capital Gain                         $0.0171

TOTAL                                          $0.2853


PERFORMANCE

                                                                                              INCEPTION
CLASS A                                    6-MONTH     1-YEAR       5-YEAR        10-YEAR       (4/3/85)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 -2.31%      +0.16%       +31.31%       +90.79%       +185.16%

Average Annual Total Return(2)             -6.43%      -4.06%       +4.69%        +6.21%        +7.22%

Distribution Rate(3)                        4.83%

Taxable Equivalent Distribution Rate(4)     8.58%

30-Day Standardized Yield(5)                4.45%

Taxable Equivalent Yield(4)                 7.91%

                                                                             INCEPTION
CLASS C                                          6-MONTH     1-YEAR   3-YEAR   (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                        -2.57%    -0.41%    +14.89%    +24.12%

Average Annual Total Return(2)                    -4.51%    -2.37%     +4.39%     +4.86%

Distribution Rate(3)                     4.41%

Taxable Equivalent Distribution Rate(4)  7.83%

30-Day Standardized Yield(5)             4.02%

Taxable Equivalent Yield(4)              7.14%

CLASS A (formerly Class I):
Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

(4.) Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Ohio state personal income tax bracket of 43.7%, based on the federal income tax rate of 39.6%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



           Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS


FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND

                                                        SIX MONTHS ENDED
                                                         AUGUST 31, 1999          YEAR ENDED FEBRUARY 28,
                                                         (UNAUDITED)***    1999        1998       1997       1996            1995
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
NET ASSET VALUE, BEGINNING OF PERIOD ...............        $10.84          $10.77     $10.36     $10.36      $9.80         $10.28
                                                       ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................           .24             .53        .54        .55        .55            .55
 Net realized and unrealized gains (losses) ........          (.61)            .07        .42      --           .57           (.48)
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................          (.37)            .60        .96        .55       1.12            .07
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.25)(1)        (.53)      (.55)      (.55)      (.56)          (.55)
                                                       ---------------------------------------------------------------------------
Net asset value, end of period .....................        $10.22          $10.84     $10.77     $10.36     $10.36          $9.80
                                                       ===========================================================================
Total return* ......................................         (3.45)%          5.75%      9.53%      5.55%     11.64%           .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................       $84,095         $80,684    $58,059    $39,693    $38,199        $20,794
Ratios to average net assets:
 Expenses ..........................................           .80%**          .37%       .30%       .25%       .16%           .10%
 Expenses excluding waiver and payments by affiliate           .80%**          .84%       .82%       .86%       .86%           .96%
 Net investment income .............................          4.48%**         4.87%      5.11%      5.45%      5.51%          5.80%
Portfolio turnover rate ............................         12.96%          10.68%     17.44%     18.27%      4.12%         44.61%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                             AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.9%
Arizona Health Facilities Authority Hospital System Revenue,
Northern Arizona Healthcare System,
   AMBAC Insured, 5.00%, 10/01/23 ................................................................       $3,500,000       $3,181,080
   Refunding, AMBAC Insured, 4.75%, 10/01/30 .....................................................        1,000,000          845,760
Arizona State University Revenue, Refunding, Series A, MBIA Insured, 5.50%, 7/01/19 ..............        1,000,000          992,760
Arizona State Wastewater Management Authority Wastewater Financial Assistance Revenue,
   AMBAC Insured, 5.75%, 7/01/15 .................................................................          750,000          762,210
Casa Grande Excise Tax Revenue, FGIC Insured, 6.00%, 4/01/10 .....................................          400,000          419,836
Douglas Municipal Property Corp. Municipal Facilities Excise Tax Revenue,
   MBIA Insured, 5.75%, 7/01/15 ..................................................................          525,000          532,639
Gilbert GO, Projects of 1988, Series C, MBIA Insured, 5.50%, 7/01/23 .............................        1,000,000          982,970
Glendale IDA, Midwestern University, Series A, MBIA Insured, 5.375%, 5/15/28 .....................        2,000,000        1,927,640
La Paz County School District No. 4, Quartzsite Elementary School Improvement,
   MBIA Insured, 5.70%, 7/01/16 ..................................................................          480,000          485,400
Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding,
   MBIA Insured, 5.25%, 7/01/22 ..................................................................        1,100,000        1,054,746
Maricopa County GO,
   Hospital District No. 1, AMBAC Insured, 5.00%, 6/01/21 ........................................        1,250,000        1,156,263
   School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 .............          500,000          520,915
   School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 ..............          700,000          737,814
   School District No. 28, Kyrene Elementary, Series B, FGIC Insured, 6.00%, 7/01/14 .............          500,000          516,625
   School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 .................          570,000          616,700
   School District No. 66, Roosevelt Elementary, Projects of 1996, Series B,
      FGIC Insured, 5.30%, 7/01/13 ...............................................................        1,540,000        1,538,383
   School District No. 68, Alhambra Elementary, Refunding and Improvement,
      AMBAC Insured, 5.125%, 7/01/13 .............................................................          500,000          490,980
   School District No. 98, Fountain Hills Unified, AMBAC Insured, 5.75%, 7/01/12 .................          500,000          518,870
   School District No. 98, Fountain Hills Unified, Series A, MBIA Insured,
      Pre-Refunded, 6.20%, 7/01/10 ...............................................................          235,000          254,254
   USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.55%, 7/01/14 .........................        1,000,000        1,011,940
   USD No. 9, Wickenburg Projects of 1997, AMBAC Insured, 5.65%, 7/01/16 .........................        1,055,000        1,069,548
   USD No. 80, Chandler, FGIC Insured, 5.85%, 7/01/13 ............................................          435,000          451,991
   USD No. 80, Chandler, Projects of 1995, Series E, FGIC Insured, 5.00%, 7/01/13 ................        1,750,000        1,693,878
   USD No. 95, Queens Creek, Series A, AMBAC Insured, 5.70%, 7/01/14 .............................          400,000          409,852
Maricopa County IDA,
   MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 ...............        2,350,000        2,143,576
   MFHR, Stanford Court Apartments Project, Series A, MBIA Insured, 5.30%, 7/01/28 ...............        1,000,000          951,760
   MFHR, Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 .............          570,000          537,938
   Water System Revenue Improvement, Chaparral Water Co., Series A, AMBAC
      Insured, 5.40%, 12/01/22 ...................................................................        1,000,000          956,570
   Water System Revenue, Series B, AMBAC Insured, 5.30%, 12/01/22 ................................          515,000          486,067
Maricopa County School District No 3, Tempe Elementary,
   AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ...................................................          255,000          275,760
   Refunding, AMBAC Insured, 6.00%, 7/01/13 ......................................................          445,000          466,244
McDowell Mountain Ranch Community Facilities District GO, Refunding,
   AMBAC Insured, 5.00%, 7/15/22 .................................................................        3,745,000        3,452,441
Mesa GO, FGIC Insured, 5.00%, 7/01/18 ............................................................          500,000          466,980
Mesa IDAR,
  (b)Discovery Health Systems, Series A, MBIA Insured, 5.75%, 1/01/25 ............................        5,000,000        5,011,900
  (b)Discovery Health Systems, Series A, MBIA Insured, 5.625%, 1/01/29 ...........................        2,000,000        1,970,160
   Lutheran Health Systems, Refunding, Series A-1, MBIA Insured, 5.00%, 1/01/19 ..................        1,490,000        1,371,932
Mesa Street and Highway Revenue, FGIC Insured, 5.00%, 7/01/17 ....................................        1,000,000          933,870
Mesa Utility System Revenue, FGIC Insured,
   5.25%, 7/01/16 ................................................................................          500,000          489,575
   5.375%, 7/01/17 ...............................................................................          500,000          493,475
Mohave County GO Hospital District No. 1, Kingman Regional Medical Center Project,
   FGIC Insured, 6.50%, 6/01/15 ..................................................................          610,000          640,219
Navajo County PCR, Arizona Public Service Co., Series A,
   AMBAC Insured, 5.50%, 8/15/28 .................................................................        2,400,000        2,355,600
   MBIA Insured, 5.875%, 8/15/28 .................................................................        2,450,000        2,479,915
Oro Valley Municipal Property Corp. Excise Tax Revenue, Refunding, FGIC Insured,
   5.00%, 7/01/19 ................................................................................        1,035,000          959,952
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
   5.55%, 7/01/17 ................................................................................          700,000          703,332
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, FSA Insured,
   5.00%, 7/01/25 ................................................................................        1,500,000        1,370,145
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue,
   MBIA Insured, Pre-Refunded, 6.90%, 7/01/21 ....................................................        1,000,000        1,120,080
Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
   AMBAC Insured, 5.50%, 7/01/21 .................................................................          500,000          494,945
   FGIC Insured, 5.50%, 7/01/24 ..................................................................        1,000,000          985,270
   MBIA Insured, 5.375%, 7/01/22 .................................................................        1,000,000          972,380
Phoenix IDA, SFMR, Statewide, Series C, GNMA Secured, 5.30%, 4/01/20 .............................        1,500,000        1,420,830


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                         PRINCIPAL
FRANKLIN ARIZONA INSURED TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Pima County IDA, SFMR, GNMA Secured, 6.625%, 11/01/14 ...........................................         $540,000         $562,156
Pima County USD, No. 6, Marana Projects of 1995, Series B, FGIC Insured, 5.00%, 7/01/17 .........        1,600,000        1,507,984
Pinal County USD, No. 43, Apache Junction, Series C, FGIC Insured, 5.00%, 7/01/15 ...............        1,000,000          954,650
Prescott Municipal Property Corp. Municipal Facility Revenue, FGIC Insured, 5.125%, 1/01/18 .....        1,000,000          948,120
Puerto Rico Commonwealth GO, MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .........................          845,000          930,590
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Puerto Rico State Infrastructure, MBIA Insured,  5.00%, 7/01/28 ..............................        1,960,000        1,784,776
Puerto Rico Electric Power Authority Revenue, Series R, FSA Insured,
   Pre-Refunded, 6.25%, 7/01/17 .................................................................          800,000          854,576
Puerto Rico Industrial Tourist Educational Medical and Environmental Control
   Facilities Financing Authority Hospital Revenue,
   Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ....................          840,000          894,104
Puerto Rico PBA Revenue, Government Facilities, Series B, AMBAC Insured, 5.00%, 7/01/27 .........        1,800,000        1,634,364
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
   Refunding, Series D, 5.50%, 1/01/25 ..........................................................        1,000,000          990,470
   Series D, 6.25%, 1/01/27 .....................................................................        1,205,000        1,259,635
   Series D, Pre-Refunded, 6.25%, 1/01/27 .......................................................          295,000          313,140
Santa Cruz County USD No. 1, Nogales, Series B, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/14 .....          250,000          267,390
Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured,
   6.15%, 1/01/15 ...............................................................................          360,000          377,759
   5.00%, 1/01/18 ...............................................................................        1,250,000        1,160,588
Tucson GO,
   Series A, MBIA Insured, 5.375%, 7/01/19 ......................................................          500,000          488,345
   Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ....................................          650,000          704,652
Tucson Water Revenue, Refunding, FGIC Insured, 5.125%, 7/01/20 ..................................        2,000,000        1,879,220
University of Arizona COP,
   Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/16 ........          500,000          521,640
   Administrative and Packaging Facility Project, Series B, MBIA Insured, 6.00%, 7/15/23 ........        1,625,000        1,680,201
   Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 ................................        1,000,000        1,033,030
Yavapai County GO,
   Elementary School District No. 6 Cottonwood-Oak Creek, Project of 1993, Series B,
   AMBAC Insured, 6.70%, 7/01/09 ................................................................          250,000          270,425
   USD No. 22 Humboldt, Project of 1995, Series C, FGIC Insured, 5.40%, 7/01/14 .................          575,000          576,691
   USD No. 28 Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09 ...............................          775,000          821,136
Yavapai County IDA, Residential Care Facility Revenue, Margaret T. Morris Center,
   Series A, GNMA Secured, 5.40%, 2/20/38 .......................................................        1,585,000        1,490,074
Yuma County GO, Elementary School District No. 1,
   MBIA Insured, 5.50%, 7/01/14 .................................................................        1,000,000        1,010,510
   Series A, MBIA Insured, 5.75%, 7./01/14 ......................................................          500,000          515,305
Yuma County Jail District Revenue, AMBAC Insured, 5.25%, 7/01/12 ................................        1,000,000        1,001,630
Yuma IDA, Hospital Revenue,
   Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 .......................          920,000          883,338
   Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ........................        1,000,000          995,438
                                                                                                                        -----------
TOTAL LONG TERM INVESTMENTS (Cost $84,898,590) ..................................................                        83,995,907
                                                                                                                        -----------
(a)SHORT TERM INVESTMENTS 2.5%
 Maricopa County PCC, PCR, Arizona Public Service Co., Refunding, Series D,
 Daily VRDN and Put, 2.75%, 5/01/29 .............................................................        1,800,000        1,800,000
 Maricopa County PCR, El Paso Electric Co. Project, Series A, Weekly VRDN and Put,
 3.30%, 7/01/14 .................................................................................          350,000          350,000
                                                                                                                        -----------
 TOTAL SHORT TERM INVESTMENTS (COST $2,150,000) .................................................                         2,150,000
                                                                                                                        -----------
 TOTAL INVESTMENTS (COST $87,048,590) 102.4% ....................................................                        86,145,907
 OTHER ASSETS, LESS LIABILITIES (2.4%) ..........................................................                        (2,050,722)
                                                                                                                        -----------
 NET ASSETS 100.0% ..............................................................................                       $84,095,185
                                                                                                                        ===========


See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                        SIX MONTHS ENDED
                                                        AUGUST 31, 1999           YEAR ENDED FEBRUARY 28,
                                                        (UNAUDITED)***       1999       1998       1997        1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............       $10.53           $10.43       $9.99     $10.02       $9.53        $10.07
                                                         ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .24              .51         .53        .53         .53           .52
 Net realized and unrealized gains (losses) ........         (.54)             .10         .44       (.03)        .49          (.53)
                                                         ---------------------------------------------------------------------------
Total from investment operations ...................         (.30)             .61         .97        .50        1.02          (.01)
                                                         ---------------------------------------------------------------------------
Less distributions from net investment income ......         (.25)(1)         (.51)      (.53)      (.53)       (.53)         (.53)
                                                         ---------------------------------------------------------------------------
Net asset value, end of period .....................        $9.98           $10.53      $10.43      $9.99      $10.02         $9.53
                                                         ===========================================================================

Total return* ......................................        (2.92)%           6.01%       9.94%      5.17%      10.95%          .21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $120,590         $124,488    $101,506    $77,177     $69,583       $46,847
Ratios to average net assets:
 Expenses ..........................................          .75%**           .42%        .35%       .35%        .35%          .35%
 Expenses excluding waiver and payments by affiliate          .77%**           .79%        .80%       .80%        .82%          .88%
 Net investment income .............................         4.60%**          4.88%       5.16%      5.36%       5.37%         5.61%
Portfolio turnover rate ............................         9.32%            1.81%       8.08%     32.23%      24.36%        43.71%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)Includes distributions in excess of net investment income in the amount of $.004.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.1%
 Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ..........................      $2,500,000      $2,342,650
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/18 ....................................       1,000,000         927,360
 Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured,
    5.00%, 10/01/27 ................................................................................       2,025,000       1,824,930
 Broward County HFA, FSA Insured,
    5.60%, 11/01/17 ................................................................................         630,000         615,220
    5.65%, 11/01/22 ................................................................................         885,000         861,530
    5.70%, 11/01/29 ................................................................................       1,345,000       1,292,545
 Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ..............       1,000,000         999,280
 Celebration CDD, Special Assessment, Series A, MBIA Insured, 5.50%, 5/01/18 .......................         535,000         531,255
 Citrus County PCR, Florida Power Corp., Refunding, MBIA Insured, 6.625%, 1/01/27 ..................       2,435,000       2,571,847
 Cocoa Beach Improvement Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/20 ........................       1,000,000         996,170
 Cocoa Water and Sewer Improvement Revenue, FGIC Insured, Pre-Refunded, 5.875%, 10/01/22 ...........       1,000,000       1,078,060
 Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ............       1,890,000       1,868,681
 Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 .........................       1,000,000         953,480
 Escambia County Utilities Authority Utility System Revenue, FGIC Insured, 5.625%, 1/01/27 .........       1,500,000       1,502,100
 First Florida Governmental Financing Commission Revenue, Refunding, AMBAC Insured,
    5.375%, 7/01/18 ................................................................................       1,475,000       1,443,273
 Florida HFA, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ...................       1,600,000       1,675,360
(b)Florida Housing Finance Corp. Revenue, Housing Logans Pointe Apartments, Series F-1,
    FSA Insured, 5.90%, 12/01/19 ...................................................................       1,205,000       1,208,000
(b)Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .................................         550,000         540,760
 Gainesville Public Improvements, Refunding, AMBAC Insured, 5.50%, 8/01/17 .........................       1,000,000         996,560
 Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 .................       1,915,000       2,033,577
 Hernando County Water and Sewer Revenue, FGIC Insured,
    6.00%, 6/01/19 .................................................................................       1,035,000       1,078,584
    Pre-Refunded, 6.00%, 6/01/19 ...................................................................         965,000       1,024,917
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
    6.25%, 12/01/34 ................................................................................       1,500,000       1,580,040
 Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 .............       2,000,000       2,025,000
 Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 .........................       1,250,000       1,232,700
 Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured,
    5.00%, 5/01/27 .................................................................................       1,000,000         901,780
 Indian Trail Water Control District Improvement Bonds, MBIA Insured,
    5.75%, 8/01/16 .................................................................................       1,090,000       1,110,470
    5.60%, 8/01/17 .................................................................................       1,000,000       1,004,820
    5.50%, 8/01/22 .................................................................................         500,000         494,835
 Jacksonville Sales Tax Revenue, River City Renaissance Project, FGIC Insured,
    5.375%, 10/01/18 ...............................................................................       1,000,000         978,370
 Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 .........       1,000,000       1,060,450
 Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement,
    FGIC Insured, 5.80%, 10/01/18 ..................................................................       1,415,000       1,434,569
 Lake Mary Public Improvement Revenue, FGIC Insured, 5.25%, 9/01/15 ................................       1,000,000         989,340
 Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
    MBIA Insured, 5.25%, 11/15/16 ..................................................................       2,000,000       1,942,500
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A,
    FGIC Insured, 6.00%, 10/01/17 ..................................................................         500,000         523,110
 Lee County Capital and Transportation Facilities Revenue, Refunding, Series A,
    MBIA Insured, 5.55%, 10/01/18 ..................................................................       3,000,000       2,996,340
 Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
    MBIA Insured, 6.05%,
    11/01/15 .......................................................................................       2,000,000       2,091,440
    11/01/20 .......................................................................................       1,500,000       1,563,540
 Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 .............................       2,000,000       1,963,000
 Lynn Haven Capital Improvement Revenue, Series A, MBIA Insured, 5.75%, 12/01/16 ...................       1,000,000       1,017,620
 Martin County Consolidated Utilities System Revenue,
    FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ....................................................         685,000         742,732
    Refunding, FGIC Insured, 6.00%, 10/01/24 .......................................................         215,000         223,004
 Martin County Health Facilities Authority Hospital Revenue,
    Martin Memorial Medical Center Project, AMBAC Insured, 5.00%, 11/15/28 .........................       3,000,000       2,698,800
 Martin County Improvement Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/14 ......................       1,000,000       1,057,730
 Martin County Utilities System Revenue, Refunding, FGIC Insured, 5.00%, 10/01/24 ..................       1,500,000       1,360,725
 Miami-Dade County School Board COP, Refunding, Series C, FSA Insured, 5.00%, 8/01/25 ..............       2,000,000       1,811,540
 Miami-Dade County Water and Sewer Revenue, Series A, FGIC Insured, 5.00%, 10/01/29 ................       1,800,000       1,622,016
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
    6.75%, 10/01/25 ................................................................................       2,000,000       2,220,040
 Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 .............................       5,220,000       5,228,926
 Okaloosa County Gas District Revenue, Gas System, MBIA Insured,
    5.50%, 10/01/21 ................................................................................       2,795,000       2,749,274
 Okeechobee Utility Authority Utility System Revenue, Capital Improvement,
 Refunding, FSA Insured, 5.00%, 10/01/25 ...........................................................       2,000,000       1,811,020


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Orange County Capital Improvement Revenue,
   AMBAC Insured, Pre-Refunded, 6.00%, 10/01/22 .................................................         $500,000         $533,460
   Refunding, AMBAC Insured, 6.00%, 10/01/22 ....................................................          490,000          511,266
Orange County Health Facilities Authority Revenue,
   Adventist/Sunbelt, Series B, FSA Insured, 6.75%, 11/15/21 ....................................        1,000,000        1,059,470
   Orlando Regional Healthcare, Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 ..............        2,400,000        2,505,576
Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ........................        1,000,000        1,038,150
Orange County Sales Tax Revenue, FGIC Insured, 5.375%,
   1/01/24 ......................................................................................        1,000,000          965,070
Orange County School Board COP, Series A, MBIA Insured, 5.375%, 8/01/22 .........................          875,000          851,918
Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
   5.70%, 12/01/17 ..............................................................................          630,000          624,998
Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 6/01/19 ..........        1,900,000        2,052,855
Osceola County Transportation Revenue, Osceola  Parkway Project, MBIA Insured,
   6.10%, 4/01/17 ...............................................................................        1,225,000        1,271,869
Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 .............        1,000,000        1,048,980
Pinellas County Sewer Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ......................        1,250,000        1,333,650
Port Orange Water and Sewer Revenue, junior lien, Refunding, AMBAC Insured,
   5.25%, 10/01/21 ..............................................................................        1,500,000        1,430,220
Port St.Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
   5.125%, 9/01/27 ..............................................................................        4,000,000        3,706,440
Puerto Rico Commonwealth GO, FSA Insured, Pre-Refunded, 6.00%, 7/01/22 ..........................        1,000,000        1,061,620
Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/25 .........        1,000,000          997,180
Saint Lucie West Services District Special Assessment Revenue, Port Saint Lucie,
Water Management Benefit, Refunding, senior lien,
   Series A, MBIA Insured, 5.25%, 5/01/25 .......................................................        5,000,000        4,756,300
Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 .........................          520,000          525,918
Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%,
   7/01/14 ......................................................................................        1,000,000        1,086,780
   7/01/19 ......................................................................................        1,000,000        1,086,780
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health System Obligation Group, MBIA Insured, 5.00%, 11/15/28 ...........................        3,000,000        2,698,800
St. John's County IDA, IDR, Series A, MBIA Insured,
   5.25%, 3/01/11 ...............................................................................        1,250,000        1,256,488
   5.50%, 3/01/17 ...............................................................................        1,000,000          991,130
St. Lucie County Water and Sewer Revenue, Refunding, AMBAC Insured, 5.50%, 10/01/17 .............          500,000          498,275
Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
   6.70%, 10/01/14 ..............................................................................          500,000          541,895
   6.80%, 10/01/24 ..............................................................................          500,000          543,745
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .....................        2,000,000        1,901,960
Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 ..............        1,000,000          985,880
Tampa Sports Authority Revenue, Tourist Development, FSA Insured, 5.25%, 1/01/27 ................        2,000,000        1,889,120
Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 .................          490,000          535,702
Vero Beach Electric Revenue, Refunding, Series A, MBIA Insured, 5.375%, 12/01/21 ................        1,500,000        1,444,320
Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/21 ....        1,000,000          913,630
West Melbourne Water and Sewer Revenue, Refunding and Improvement, FGIC Insured,
  6.75%, 10/01/14 ...............................................................................          500,000          544,555
West Palm Beach Utilities System Revenue, Series B, FGIC Insured, 5.40%, 10/01/23 ...............        1,500,000        1,452,824
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (Cost $119,111,902) .................................................                       119,448,694
                                                                                                                       ------------
(a)SHORT TERM INVESTMENTS .9%
Jacksonville Educational Facilities Revenue, Jacksonville University Project,
Weekly VRDN and Put, 3.25%, 10/01/22 ............................................................          800,000          800,000
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
Weekly VRDN and Put, 2.85%, 12/01/15 ............................................................          300,000          300,000
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ..................................................                         1,100,000
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $120,211,902) 100.0% ....................................................                       120,548,694
OTHER ASSETS, LESS LIABILITIES ..................................................................                            41,502
                                                                                                                       ------------
NET ASSETS 100.0% ...............................................................................                      $120,590,196
                                                                                                                       ============


See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                     See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED
                                                  AUGUST 31, 1999                         YEAR ENDED FEBRUARY 28,
CLASS A                                            (UNAUDITED)***       1999         1998           1997        1996(1)       1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $12.26            $12.31        $12.15        $12.27       $11.97       $12.45
                                                     -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .30               .63           .66           .69          .71          .71
 Net realized and unrealized gains (losses) ...        (.58)              .06           .29          (.11)         .30         (.48)
                                                     -------------------------------------------------------------------------------
Total from investment operations ..............        (.28)              .69           .95           .58         1.01          .23
                                                     -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.30)             (.63)         (.66)         (.70)        (.71)        (.71)
 In excess of net investment income ...........        (.01)             (.01)         (.01)        --           --           --
 Net realized gains ...........................        (.02)             (.10)         (.12)        --           --           --
                                                     -------------------------------------------------------------------------------
Total distributions ...........................        (.33)             (.74)         (.79)         (.70)        (.71)        (.71)
                                                     -------------------------------------------------------------------------------
Net asset value, end of period ................      $11.65            $12.26        $12.31        $12.15       $12.27       $11.97
                                                     ===============================================================================
Total return* .................................       (2.39)%            5.72%         8.09%         4.88%        8.66%        2.03%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............  $1,613,824        $1,727,014    $1,685,260    $1,662,087   $1,705,038   $1,683,234
Ratios to average net assets:
 Expenses .....................................         .62%**            .62%          .61%          .60%         .60%         .59%
 Net investment income ........................        5.08%**           5.11%         5.44%         5.68%        5.81%        6.00%
Portfolio turnover rate .......................       11.56%            13.16%        27.77%        18.66%       13.52%       14.42%

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $12.33              $12.38        $12.21        $12.31         $11.98
                                                       -----------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .27                 .57           .60           .62            .54
 Net realized and unrealized gains (losses) ...          (.58)                .05           .29          (.09)           .32
                                                       -----------------------------------------------------------------------
Total from investment operations ..............          (.31)                .62           .89           .53            .86
                                                       -----------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.27)               (.57)(2)       (.60)         (.63)          (.53)
 In excess of net investment income ...........          (.01)                --             --            --             --
 Net realized gains ...........................          (.02)               (.10)          (.12)          --             --
                                                       -----------------------------------------------------------------------
Total distributions ...........................          (.30)               (.67)          (.72)         (.63)          (.53)
                                                       -----------------------------------------------------------------------
Net asset value, end of period ................        $11.72              $12.33         $12.38        $12.21         $12.31
                                                       =======================================================================
Total return* .................................         (2.58)%              5.12%          7.52%         4.42%          7.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $65,137             $65,166        $38,057       $21,521         $8,152
Ratios to average net assets:
 Expenses .....................................          1.18%**             1.18%          1.18%         1.17%          1.18%**
 Net investment income ........................          4.52%**             4.54%          4.86%         5.10%          5.21%**
Portfolio turnover rate .......................         11.56%              13.16%         27.77%        18.66%         13.52%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.004.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)



                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 100.3%
ALABAMA 3.4%
Alabama State Board Educational Revenue, Southern Union State Junior College,
   MBIA Insured, Pre-Refunded, 6.50%, 7/01/12 ......................................................      $1,000,000      $1,065,420
Alabama Water Pollution Control Authority Revolving Fund Loan,
   AMBAC Insured, 6.25%, 8/15/14 ...................................................................         100,000         102,422
   Series A, AMBAC Insured, 5.60%, 8/15/16 .........................................................       2,000,000       2,005,920
Anniston Regional Medical Center Board, Series A, AMBAC Insured,
   5.25%, 6/01/18 ..................................................................................       5,000,000       4,798,050
   5.125%, 6/01/28 .................................................................................       3,000,000       2,757,270
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue,
   Merscot-Auburn LP Project, FGIC Insured, 7.30%, 1/01/12 .........................................       1,420,000       1,457,133
Bessemer Governmental Utility Services Corp., Water Supply Revenue,
   MBIA Insured, 5.25%, 6/01/32 ....................................................................       5,000,000       4,674,500
Birmingham Airport Authority Revenue, MBIA Insured, 5.625%, 7/01/26 ................................       2,000,000       2,000,520
Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
   Baptist Health System Inc.,Refunding, MBIA Insured, 5.875%, 11/15/19 ............................       3,500,000       3,266,655
Daphne Utilities Board Water Gas and Sewer Revenue,
   Capital Improvement Bonds, Series B, FGIC Insured, 7.35%, 6/01/20 ...............................       2,000,000       2,069,720
   Refunding, Series B, FGIC Insured, 7.30%, 6/01/10 ...............................................       4,030,000       4,188,379
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
   Series A, MBIA Insured, 5.25%, 9/01/28 ..........................................................       8,500,000       7,769,935
Fort Payne Waterworks Board of Water Revenue, MBIA Insured, 5.45%, 7/01/21 .........................       3,550,000       3,496,289
Huntsville Health Care Authority Facilities Revenue, Series A, MBIA Insured, 6.375%, 6/01/22 .......         300,000         315,471
Huntsville Health Care Authority, Series A, MBIA Insured, 5.00%, 6/01/23 ...........................       2,000,000       1,797,300
Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%, 2/01/22 .......................       5,000,000       4,962,350
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
   Refunding, AMBAC Insured,  6.00%, 3/01/26 .......................................................       4,000,000       4,131,520
Pelham GO, AMBAC Insured, 5.50%, 12/01/26 ..........................................................       2,000,000       1,947,500
University of Alabama Hospital Revenues, Huntsville, Refunding, Series A, MBIA Insured,
5.50%, 5/01/18 .....................................................................................       4,000,000       3,944,600
                                                                                                                          ----------
                                                                                                                          56,750,954
                                                                                                                          ----------

ALASKA 3.2%
Alaska Energy Authority Power Revenue,
   Bradley Lake Hydro Project, Series 1, MBIA Insured, 7.25%, 7/01/21 ..............................       5,795,000       6,028,481
   Bradley Lake Project, BIG Insured, 6.25%, 7/01/21 ...............................................           5,000           5,018
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured,
   5.20%, 7/01/17 ..................................................................................       3,000,000       2,859,030
   5.375%, 7/01/20 .................................................................................       5,000,000       4,832,450
Alaska Industrial Development and Export Authority, Refunding, Series A,
   MBIA Insured, 6.125%, 4/01/27 ...................................................................       5,000,000       5,103,100
Alaska State HFC, Refunding, Series A, MBIA Insured,
   6.00%, 6/01/27 ..................................................................................       5,000,000       5,062,000
   5.875%, 12/01/30 ................................................................................         485,000         488,254
   6.10%, 12/01/37 .................................................................................       5,000,000       5,083,850
Anchorage Electric Utility Revenue, senior lien,
   Municipal Light and Power, Series C, AMBAC Insured, 5.125%, 12/01/26 ............................       5,000,000       4,559,300
Series B, MBIA Insured, 5.50%, 2/01/26 .............................................................       4,000,000       3,854,280
Anchorage GO,
   General Purpose, AMBAC Insured, Pre-Refunded, 7.30%, 8/01/10 ....................................       2,765,000       2,855,250
   Refunding, AMBAC Insured, 7.20%, 6/01/17 ........................................................       5,000,000       5,062,500
   Refunding, AMBAC Insured, 6.25%, 6/01/23 ........................................................       3,505,000       3,546,359
University of Alaska COP, Series 1990, FSA Insured, 7.375%, 10/01/07 ...............................         500,000         529,270
University of Alaska Revenues,
   Series B, AMBAC Insured, 6.50%, 10/01/17 ........................................................         250,000         265,910
   Series G, FSA Insured, 5.45%, 10/01/22 ..........................................................       3,155,000       3,118,118
                                                                                                                          ----------
                                                                                                                          53,253,170
                                                                                                                          ----------

ARIZONA 3.6%
Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured,
   ETM, 7.70%, 8/01/10 .............................................................................       6,000,000       7,104,420
Chandler Water and Sewer Revenue, Refunding, FGIC Insured, 7.00%, 7/01/12 ..........................       2,200,000       2,305,292
Cochise County USD, No. 68, Sierra Vista,
   Refunding, FGIC Insured, 7.50%, 7/01/10 .........................................................         500,000         603,025
   Series B, FGIC Insured, Pre-Refunded, 7.625%, 7/01/10 ...........................................       3,000,000       3,126,000


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ARIZONA (CONT.)
 Maricopa County GO,
    UHSD, No. 216, FGIC Insured, 6.70%, 7/01/11 ....................................................        $325,000        $334,604
    UHSD, No. 216, FGIC Insured, Pre-Refunded, 6.70%, 7/01/11 ......................................         675,000         698,315
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/07 ...............................         775,000         804,892
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.20%, 7/01/08 ...............................         825,000         856,820
    USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 7.25%, 7/01/09 ...............................         500,000         519,490
 Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service Hospital,
    Refunding, Series A, MBIA Insured, 7.00%, 12/01/16 .............................................         300,000         352,644
(b)Mesa IDAR, Discovery Health Systems, Series A, MBIA Insured,
    5.75%, 1/01/25 .................................................................................      25,000,000      25,059,500
    5.625%, 1/01/29 ................................................................................       7,400,000       7,289,592
 Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 ............       3,925,000       3,972,924
 Pima County Sewer Revenue, Refunding, FGIC Insured, 6.75%, 7/01/15 ................................         270,000         282,577
 Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/19 ..............................................       1,150,000       1,141,789
 Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ...................       5,000,000       5,411,900
                                                                                                                          ----------
                                                                                                                          59,863,784
                                                                                                                          ----------

 ARKANSAS .1%
 Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/10 ...................................................................       2,000,000       2,225,300
 Pulaski County Health Facilities Board Hospital Revenue, St. Vincent's Infirmary,
    MBIA Insured, Pre-Refunded, 10.00%, 9/01/12 ....................................................          25,000          25,000
                                                                                                                          ----------
                                                                                                                           2,250,300
                                                                                                                          ----------

 CALIFORNIA 2.9%
 California Statewide CDA Revenue, COP, John Muir/Mt. Diablo Health System, MBIA Insured,
    5.25%, 8/15/27 .................................................................................       3,085,000       2,883,827
 Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ......................      15,000,000      19,693,500
 El Centro Financing Authority Water and Wastewater Revenue, Series A, AMBAC Insured,
    5.125%, 10/01/27 ...............................................................................       1,800,000       1,658,160
 Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA Insured,
    6.10%, 8/01/19 .................................................................................       1,515,000       1,568,843
 Los Angeles County MTA, Sales Tax Revenue, Proposition C, Series B-2, AMBAC Insured,
    5.25%, 7/01/23 .................................................................................       2,000,000       1,898,280
 Oakland RDA, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%,
    2/01/14 250,000 255,743 Sacramento MUD, Electric Revenue, Refunding, Series D,
 MBIA Insured, 5.25%, 11/15/20 4,000,000 3,827,160 San Francisco BART District
    Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 1,035,000 1,026,047 San Joaquin
    Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
    MBIA Insured,
    5.375%, 1/15/29 ................................................................................       5,000,000       4,810,600
    5.25%, 1/15/30 .................................................................................       5,000,000       4,662,900
 San Jose-Santa Clara Water Financing Authority Sewer Revenue, Series A, FGIC Insured,
    5.375%, 11/15/20 ...............................................................................       2,670,000       2,605,466
 Stockton East Water District COP, 1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 ...........       1,460,000       1,538,139
 Yuba City USD, COP, Refunding, Series A, MBIA Insured, 5.25%, 2/01/22 .............................       1,750,000       1,665,825
                                                                                                                          ----------
                                                                                                                          48,094,490
                                                                                                                          ----------

 COLORADO 5.8%
 Arapahoe County COP,
    Arapahoe County Building Finance Corp., FSA Insured, Pre-Refunded, 7.50%, 12/01/10 .............       1,000,000       1,043,600
    Refunding, FSA Insured, 6.625%, 12/01/16 .......................................................       8,695,000       9,232,177
 Castle Pines Metropolitan District GO, Refunding and Improvement, FSA Insured, Pre-Refunded,
    7.625%, 12/01/15 ...............................................................................       1,500,000       1,596,255
 Centennial Water and Sanitation District, Water and Sewer Revenue, Refunding, Series A,
    FSA Insured, 5.125%, 12/01/17 ..................................................................       5,000,000       4,724,800
 Colorado Association of School Boards COP, Pueblo School District No. 60 Project, Series A,
    MBIA Insured, Pre-Refunded, 7.25%, 12/01/09 ....................................................       2,400,000       2,444,928
 Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.25%, 7/15/17 ..........................................................       1,174,000       1,237,302
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
    MBIA Insured, 5.00%, 9/01/21 ...................................................................       5,000,000       4,535,250
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 .......................       2,455,000       2,527,324
 Colorado Springs Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
    5.125%, 11/15/18 ...............................................................................       1,000,000         936,650
 Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
    3/01/11 ........................................................................................         350,000         367,052
    3/01/17 ........................................................................................         440,000         457,851
 Colorado Water Resource and Power Development Authority Small Water Resource Revenue,
    Series A, FGIC Insured, 6.70%, 11/01/12 ........................................................       2,000,000       2,137,880


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                        PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
COLORADO (CONT.)
Denver City and County Airport Revenue,
   Series A, MBIA Insured, 5.50%, 11/15/25 .......................................................       $7,250,000       $7,043,665
   Series C, MBIA Insured, 6.125%, 11/15/25 ......................................................        4,410,000        4,528,761
   Series C, MBIA Insured, ETM, 6.125%, 11/15/25 .................................................        3,590,000        3,867,758
   Series D, MBIA Insured, 5.50%, 11/15/25 .......................................................        3,900,000        3,783,858
   Series E, MBIA Insured, 5.50%, 11/15/25 .......................................................        5,000,000        4,857,700
Denver City and County Board of Water Commissioners COP, FGIC Insured, 6.625%, 11/15/11 ..........          545,000          574,953
Pre-Refunded, 6.625%, 11/15/11 ...................................................................          955,000        1,013,484
Denver City and County Revenue, Children's Hospital Association Project,
   FGIC Insured, 6.00%, 10/01/15 .................................................................        3,000,000        3,095,190
El Paso County SFMR, Series A, GNMA Secured, 8.00%, 9/01/22 ......................................          210,000          216,497
Garfield, Pitkin and Eagle Counties Reorganized School District No. 1, MBIA Insured,
   Pre-Refunded, 6.60%, 12/15/14 .................................................................        3,600,000        3,954,132
Goldsmith Metropolitan District, Refunding, MBIA Insured, 6.125%, 12/01/12 .......................        2,000,000        2,077,960
Jefferson County COP, Refunding, MBIA Insured, 6.65%, 12/01/08 ...................................        5,000,000        5,367,950
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .......................          170,000          177,630
La Plata County School District No. R-9, Durango City, FGIC Insured, 6.55%, 11/01/12 .............          490,000          520,385
Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A,
   MBIA Insured, 5.50%, 6/01/12 ..................................................................        1,000,000        1,014,480
Mountain College Residence Hall Revenue Authority, MBIA Insured,
   5.625%, 6/01/12 ...............................................................................        1,900,000        1,956,867
   5.75%, 6/01/23 ................................................................................        3,000,000        3,020,190
Parker Water and Sanitation District Water and Sewer Revenue, Refunding,
FGIC Insured, 6.20%, 10/01/15 ....................................................................          275,000          283,685
Postsecondary Educational Facilities Authority Revenue, University of Denver Project,
   Refunding, Connie Lee Insured, 6.00%, 3/01/10 .................................................        1,000,000        1,034,270
Regional Transportation District Sales Tax Revenue, FGIC Insured, 6.25%, 11/01/12 ................          235,000          249,159
University of Colorado Hospital Authority Revenue,
   Refunding, Series A, AMBAC Insured, 5.20%, 11/15/17 ...........................................        5,675,000        5,398,855
   Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ...........................................        8,800,000        8,260,824
   Series A, AMBAC Insured, 5.00%, 11/15/29 ......................................................        5,000,000        4,413,250
                                                                                                                          ----------
                                                                                                                          97,952,572
                                                                                                                          ----------

CONNECTICUT .5%
Connecticut State Health and Educational Facilities Authority Revenue,
   Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ......................................        2,000,000        2,094,240
   Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ........................................        2,450,000        2,522,079
   Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ........................        2,000,000        2,178,120
New Haven Air Rights Parking Facility Revenue, Refunding, MBIA Insured, 6.50%, 12/01/15 ..........        2,000,000        2,114,780
                                                                                                                          ----------
                                                                                                                           8,909,219
                                                                                                                          ----------

DELAWARE .3%
Delaware State EDA Revenue, PCR, Refunding, Series B, AMBAC Insured, 6.75%, 5/01/19 ..............        1,000,000        1,061,060
Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured,
   Pre-Refunded, 7.00%, 10/01/15 .................................................................        2,900,000        3,199,309
                                                                                                                          ----------
                                                                                                                           4,260,369
                                                                                                                          ----------

FLORIDA 2.9%
Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding,
   AMBAC Insured, 5.65%, 10/01/26 ................................................................        2,500,000        2,499,875
Cape Coral Franchise Fees Revenue, AMBAC Insured, 5.40%, 12/01/13 ................................        1,800,000        1,832,706
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ......................        2,375,000        2,352,295
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ..................          200,000          244,818
Fort Myers Utility Revenue, Refunding, Series A, 6.00%, 10/01/19 .................................           25,000           25,029
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B,
   FGIC Insured, 5.25%, 10/01/28 .................................................................        2,500,000        2,381,875
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
   6.25%, 12/01/34 ...............................................................................        1,000,000        1,053,360
Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ............        3,000,000        3,037,500
Lakeland Hospital System Revenue, Lakeland Regional Medical Center Project, Refunding,
   MBIA Insured, 5.25%, 11/15/25 .................................................................        1,250,000        1,173,838
Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
   MBIA Insured, 6.05%,
   11/01/15 ......................................................................................        1,000,000        1,045,720
   11/01/20 ......................................................................................        1,000,000        1,042,360
Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ............................        2,000,000        1,963,000
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .....................        5,000,000        5,484,450


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 FLORIDA (CONT.)
 Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ..............................      $1,000,000      $1,040,510
 Orange County Health Facilities Authority Revenue,
    Orlando Regional Healthcare, Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 ................       1,000,000       1,043,990
    South Central Nursing, Series A, FSA Insured, 5.50%, 7/01/32 ...................................       3,000,000       2,941,650
 Orlando and Orange County Expressway Authority Expressway Revenue, junior lien,
    FGIC Insured, 6.50%,
    7/01/10 ........................................................................................         100,000         112,773
    7/01/12 ........................................................................................         225,000         251,888
 Orlando Utilities Commission Water and Electric Revenue, Series A, AMBAC Insured,
 5.50%, 10/01/26 ...................................................................................       2,535,000       2,499,764
 Osceola County School Board COP, Refunding, Series A, AMBAC Insured, 5.50%, 6/01/19 ...............       1,000,000         990,400
 Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured,
 6.10%, 4/01/17 ....................................................................................       1,000,000       1,038,260
 Panama City Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
 5.625%, 6/01/19 ...................................................................................       1,000,000       1,001,760
 Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ...................         985,000       1,051,172
 Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ...............................       5,000,000       4,542,000
 Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 .............       3,500,000       3,232,705
 Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
 7.15%, 11/01/15 ...................................................................................         250,000         299,768
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .......................       2,000,000       1,901,960
 Volusia County Educational Facility Authority Revenue,
    Embry Riddle Aeronautical University, Refunding, Series B, 5.25%, 10/15/19 .....................       3,500,000       3,361,190
                                                                                                                          ----------
                                                                                                                          49,446,616
                                                                                                                          ----------

 GEORGIA 3.8%
 Atlanta GO, Refunding, FGIC Insured, 5.00%,
    12/01/20 .......................................................................................       4,775,000       4,398,969
    12/01/23 .......................................................................................       6,000,000       5,465,940
 Atlanta Water and Wastewater Revenue, Refunding, Series A, FGIC Insured, 5.00%, 11/01/29 ..........      10,000,000       8,904,700
 Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 .......       1,535,000       1,657,462
 Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
    7th Series, MBIA Insured, 6.625%, 10/01/24 .....................................................       2,000,000       2,042,520
    Refunding, 2nd Series, AMBAC Insured, 5.25%, 5/01/34 ...........................................       5,450,000       5,019,178
 Cherokee County Water and Sewage Authority Revenue,
    FGIC Insured, 5.00%, 8/01/27 ...................................................................       1,500,000       1,334,970
    Refunding, MBIA Insured, 6.90%, 8/01/18 ........................................................       1,000,000       1,053,680
 Columbia County Water and Sewage Revenue, Refunding, AMBAC Insured, 6.25%, 6/01/12 ................       1,500,000       1,578,510
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/24 ...................................................................       1,020,000       1,045,918
 Macon-Bibb County Urban Development Authority Revenue, MF Housing, Refunding,
    Series A, MBIA Insured, 5.55%, 1/01/24 .........................................................       1,590,000       1,564,846
(b)Medical Center Hospital Authority Revenue, Anticipation Certificates,
 Columbus Regional Healthcare System, MBIA Insured, 5.50%, 8/01/19 .................................      15,000,000      14,557,950
    8/01/25 ........................................................................................      10,000,000       9,625,700
 Municipal Electric Authority, Project One, Refunding, Sub Series A, MBIA Insured,
    5.375%, 1/01/19 ................................................................................       5,000,000       4,822,050
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ..........................       1,340,000       1,256,237
                                                                                                                          ----------
                                                                                                                          64,328,630
                                                                                                                          ----------

 Hawaii 1.7%
 Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
    5/01/12 ........................................................................................       1,000,000       1,028,270
    5/01/13 ........................................................................................       1,000,000       1,023,930
 Hawaii State Airports System Revenue, Second Series 1990, FGIC Insured, 7.50%, 7/01/20 ............       5,000,000       5,202,250
 Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
    Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ..........................       3,000,000       3,196,890
    St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ............................       4,000,000       4,240,880
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
 Hawaiian Electric Co. Project, Series A, MBIA Insured, 5.65%, 10/01/27 ............................       5,000,000       4,923,650
    Series B, MBIA Insured, 5.875%, 12/01/26 .......................................................       2,000,000       2,008,980


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                            PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 HAWAII  (CONT.)
 Hawaii State Harbor Capital Improvement Revenue, FGIC Insured, 6.40%,
    7/01/05 ........................................................................................        $535,000        $568,454
    7/01/06 ........................................................................................         605,000         642,831
    7/01/07 ........................................................................................         610,000         647,308
 Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ...............................       6,250,000       5,677,563
                                                                                                                         -----------
                                                                                                                          29,161,006
                                                                                                                         -----------

 IDAHO .1%
 Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded,
    6.50%, 4/01/19 .................................................................................       1,000,000       1,093,060
                                                                                                                         -----------

ILLINOIS 3.2%
Aurora SFMR, GNMA Secured, AMBAC Insured, 7.80%, 12/01/15 ..........................................         265,000         271,622
 Blue Island Waterworks and Sewer Revenue, MBIA Insured, 5.55%, 12/01/24 ...........................       2,270,000       2,186,305
 Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%, 12/01/30 ....       2,000,000       1,815,280
 Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 ...........         320,000         346,771
 Chicago Heights GO, MBIA Insured, Pre-Refunded, 7.40%, 12/01/03 ...................................         100,000         106,733
 Cicero GO, FSA Insured, 6.90%, 12/01/12 ...........................................................       1,500,000       1,624,365
 Cook County Community College District No. 508 COP, FGIC Insured,
    8.50%, 1/01/02 .................................................................................       7,470,000       8,139,910
    8.75%, 1/01/05 .................................................................................       5,000,000       5,936,300
 Illinois Health Facilities Authority Revenue,
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ..................       4,452,000       4,736,794
    Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 .............................       4,280,000       4,631,260
    Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ............       5,000,000       4,475,750
    Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 .........................................         403,000         441,837
    Series 1990, FSA Insured, 7.75%, 8/15/10 .......................................................       2,525,000       2,642,514
    Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ..................................................         105,000         128,321
 Series B, MBIA Insured, 7.90%, 8/15/03 ............................................................       1,695,000       1,701,187
    Silver Cross Hospital, MBIA Insured, Pre-Refunded, 7.00%, 8/15/21 ..............................       1,000,000       1,071,880
 Illinois State COP, FSA Insured, Pre-Refunded, 6.95%, 7/01/13 .....................................       5,750,000       6,258,013
 Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
    6.50%, 1/01/06 .................................................................................         300,000         326,670
 Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
    McCormick Place Expansion Project, Refunding,Series A, AMBAC Insured, 5.25%, 6/15/27 ...........       4,225,000       3,922,237
 Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .....................       2,000,000       2,098,360
 Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ...............         300,000         352,968
                                                                                                                         -----------
                                                                                                                          53,215,077
                                                                                                                         -----------

 INDIANA .2%
 Fort Wayne Hospital Authority Hospital Revenue, Ancillary System Inc.,
    Parkview Memorial Hospital, Series A, FGIC Insured, Pre-Refunded, 7.50%, 11/15/11 ..............         250,000         256,885
 Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
    Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ........................................         250,000         264,720
 Indianapolis Gas Utility Revenue, Refunding, Series B, FGIC Insured, 4.00%, 6/01/15 ...............         500,000         421,170
 Jasper County PCR, Northern Indiana Public Service Co., Refunding,
    MBIA Insured, 7.10%, 7/01/17 ...................................................................         500,000         527,215
 Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.45%, 1/01/15 ....................................................       1,500,000       1,624,275
 Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 ...............         185,000         196,274
                                                                                                                         -----------
                                                                                                                           3,290,539
                                                                                                                         -----------

 IOWA .1%
 Davenport Hospital Revenue, St. Lukes Hospital, Series A, AMBAC Insured,
    Pre-Refunded, 7.40%, 7/01/20 ...................................................................         200,000         209,978
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Logan Park Project,
    Refunding, Series B, MBIA Insured, 6.50%, 1/01/24 ..............................................       2,110,000       2,167,244
                                                                                                                         -----------
                                                                                                                           2,377,222
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
KANSAS .5%
Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured,
   7.00%, 6/01/31 ..................................................................................      $3,350,000      $3,539,644
Cowley and Shawnee Counties SFMR, AMBAC Insured, GNMA Secured, 7.35%, 12/01/11 .....................         795,000         824,820
Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
   5.80%, 11/15/21 .................................................................................       1,330,000       1,357,292
Wichita Hospital Revenue, St., Francis, Refunding and Improvement, MBIA Insured,
   6.25%, 10/01/10 .................................................................................       2,000,000       2,120,080
Wichita Water and Sewer Utility Revenue, Refunding and Improvement, Series B,
   FGIC Insured, Pre-Refunded, 6.00%, 10/01/12 .....................................................       1,000,000       1,033,980
                                                                                                                          ----------
                                                                                                                           8,875,816
                                                                                                                          ----------

KENTUCKY 1.9%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
   5.375%, 6/01/22 .................................................................................       2,000,000       1,942,340
   5.50%, 6/01/28 .................................................................................       2,750,000       2,664,860
Jefferson County Health Facilities Revenue,
   Alliant Health System Inc., Refunding, MBIA Insured, 5.125%, 10/01/27 ...........................      10,000,000       9,056,600
   Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.55%, 5/01/22 .........................       1,000,000       1,053,060
Jefferson County Health System Revenue, Alliant Health System Inc., MBIA Insured,
   5.20%, 10/01/28 .................................................................................       7,000,000       6,486,760
Kenton County Water District No. 001 Waterworks Revenue, Series B, FGIC Insured,
   5.70%, 2/01/20 ..................................................................................       1,250,000       1,265,025
Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
   Baptist Healthcare System, Refunding, MBIA Insured, 5.00%, 8/15/24 ..............................       2,000,000       1,792,740
   St. Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ...................       2,375,000       2,447,794
Kentucky Economic Development Finance Authority Medical Center Revenue,
   Ashland Hospital Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .......       1,000,000       1,055,600
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
   Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ...........................................       2,000,000       2,240,120
Northern Kentucky University COP, Student Housing Facilities, FSA Insured,
   Pre-Refunded, 7.25%, 1/01/12 ....................................................................       2,000,000       2,119,160
                                                                                                                          ----------
                                                                                                                          32,124,059
                                                                                                                          ----------


LOUISIANA .3%
Jefferson Parish Hospital Service District No. 2 Hospital Revenue, FSA Insured,
   5.00%, 7/01/28 ..................................................................................       5,000,000       4,429,900
New Orleans GO, Public Improvement, FGIC Insured, Pre-Refunded, 7.50%, 9/01/21 .....................         500,000         544,215
                                                                                                                           4,974,115

MAINE .5%
Maine State Health and Higher Educational Facilities Authority Revenue,
   Eastern Maine Health Care, FGIC Insured, Pre-Refunded, 6.625%, 10/01/11 .........................       2,000,000       2,135,460
   Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 .............................................       2,000,000       2,248,760
   Series C, FSA Insured, 6.20%, 7/01/25 ...........................................................       2,015,000       2,107,468
Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%,
   9/01/11 .........................................................................................       1,180,000       1,267,827
   9/01/12 .........................................................................................         535,000         584,578
                                                                                                                          ----------
                                                                                                                           8,344,093
                                                                                                                          ----------

MARYLAND .4%
Maryland State CDA, Department of Housing and Community Development,
   Infrastructure Financing, Series A, AMBAC Insured, 6.625%, 6/01/12 ..............................         245,000         259,607
   Pre-Refunded, 6.625%, 6/01/12 ...................................................................       1,755,000       1,894,452
   Pre-Refunded, 6.70%, 6/01/22 ....................................................................         820,000         886,732
Maryland State Health and Higher Educational Facilities Authority Revenue,
   University of Maryland Medical System, Refunding, FGIC Insured, 5.00%, 7/01/20 ..................       3,000,000       2,762,790
   Series B, FGIC Insured, 7.00%, 7/01/22 ..........................................................         200,000         232,644
                                                                                                                          ----------
                                                                                                                           6,036,225
                                                                                                                          ----------

MASSACHUSETTS 7.2%
Boston Water and Sewer Commission Revenue, Series A, FGIC Insured, Pre-Refunded,
   6.00%, 11/01/21 .................................................................................       3,700,000       3,846,076
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .............       1,125,000       1,058,996
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
   Refunding, Series A, AMBAC Insured, 6.00%, 7/01/18 ..............................................       4,455,000       4,560,138
Massachusetts State Health and Educational Facilities Authority Revenue,
   Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .................................      10,000,000      10,156,400
   Beverly Hospital, Series E, MBIA Insured, Pre-Refunded, 7.70%, 7/01/20 ..........................       1,500,000       1,579,110


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 MASSACHUSETTS (CONT.)
 Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
    Boston Medical Center, Series A, MBIA Insured, 5.00%, 7/01/29 ................................       $2,785,000       $2,441,972
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/18 ...........................        2,000,000        1,837,320
    Caregroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ...........................        5,000,000        4,412,750
    Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ..........................        5,000,000        4,568,500
    Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ................................        3,000,000        2,755,980
    Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 .........................        1,000,000          947,870
    Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ........        9,220,000        9,994,111
    Massachusetts Medical Center, Series A, AMBAC Insured, Pre-Refunded, 7.10%, 7/01/21 ..........        1,000,000        1,071,350
    McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 .......................        1,085,000        1,173,069
    Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 .............................        8,500,000        9,042,215
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ..........................       12,200,000       11,521,192
    Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ....................................        8,000,000        7,224,480
    Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 ....................................        1,120,000        1,192,206
    Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 ......................          880,000          950,849
    Youville Hospital, Refunding, Series B, MBIA Insured, 6.00%, 2/15/25 .........................        2,000,000        2,036,240
 Massachusetts State Industrial Finance Agency Revenue,
    Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ........................        3,000,000        3,248,130
    Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ..........        5,000,000        5,355,450
    Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ............................................        3,000,000        2,895,420
    Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 .................................          690,000          704,966
    Brandeis University, Series C, MBIA Insured, Pre-Refunded, 6.80%, 10/01/19 ...................        4,310,000        4,406,846
 Massachusetts State Port Authority Revenue,
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ............................................        4,000,000        4,112,240
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ...........................        1,590,000        1,562,127
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ...........................        1,560,000        1,526,304
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ...........................        2,155,000        2,098,302
    Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ...........................        2,910,000        2,831,983
 Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
    Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...........................................        2,100,000        1,869,819
 Massachusetts State Water Resources Authority Revenue, Series A, FGIC Insured,
    Pre-Refunded, 5.50%, 11/01/21 ................................................................        3,000,000        3,175,200
 Monson GO, School District, Series 1990, MBIA Insured, Pre-Refunded, 7.70%, 10/15/10 ............        2,000,000        2,122,260
 Palmer GO, Series B, AMBAC Insured, Pre-Refunded, 7.70%, 10/01/10 ...............................        2,300,000        2,443,750
                                                                                                                         -----------
                                                                                                                         120,723,621
                                                                                                                         -----------

 MICHIGAN 4.2%
 Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ............................        1,000,000          896,680
 Detroit Sewage Disposal Revenue, MBIA Insured, 5.00%, 7/01/25 ...................................        6,000,000        5,375,700
 Ecorse Public School District, FGIC Insured, 5.50%, 5/01/27 .....................................        7,250,000        6,999,875
 Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
    Series A, AMBAC Insured, 5.25%, 6/01/17 ......................................................          750,000          721,463
 Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
    Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 .....................................        5,500,000        5,579,805
    Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ........................................        2,000,000        2,168,840
 Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
    MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ..................................................       10,000,000       10,652,100
 Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
    Refunding, Series D, FSA Insured, 6.10%, 4/01/19 .............................................        5,000,000        5,223,550
 Michigan State Hospital Finance Authority Revenue,
    Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 ..............        2,000,000        1,877,120
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ..................        6,725,000        6,077,988
    Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ...................       10,000,000        8,725,100
    St. John's Hospital and Medical Center, AMBAC Insured, 5.25%, 5/15/26 ........................        3,000,000        2,784,720
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 ......................        2,500,000        2,588,625
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
    Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 .................................          200,000          211,384
    Series BB, AMBAC Insured, 7.00%, 5/01/21 .....................................................          250,000          293,230

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
MICHIGAN (CONT.)
Saginaw Valley State University Revenue, AMBAC Insured, 5.30%, 7/01/28 .............................      $3,400,000      $3,203,752
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ......................................       3,845,000       3,646,175
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .................................       3,180,000       2,979,501
                                                                                                                          ----------
                                                                                                                          70,005,608
                                                                                                                          ----------

MINNESOTA 2.3%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ................       2,000,000       2,064,400
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue, Series A,
   FGIC Insured, 5.125%, 1/01/25 ...................................................................       5,000,000       4,648,300
Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
   Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...........................       5,000,000       5,007,150
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .............       2,085,000       2,124,907
Northern Municipal Power Agency Electric System Revenue, Refunding, Series B,
   AMBAC Insured, 5.50%, 1/01/18 ...................................................................       2,100,000       2,085,447
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Series A,
   AMBAC Insured, 5.75%, 1/01/18 ...................................................................       2,870,000       2,894,596
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
   Refunding, Series A, AMBAC Insured, 5.20%, 7/01/16 ..............................................       8,200,000       7,905,456
Washington County GO,
   Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ................       1,200,000       1,239,672
   Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ....................       2,415,000       2,498,607
Western Minnesota Municipal Power Agency Power Supply Revenue, Series A, MBIA Insured,
   6.125%, 1/01/16 .................................................................................       8,350,000       8,373,965
                                                                                                                          ----------
                                                                                                                          38,842,500
                                                                                                                          ----------

MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
   Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ...............................................         200,000         264,992
                                                                                                                          ----------

MISSOURI .9%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A,
   FNMA Insured, 5.55%, 8/01/25 ....................................................................       1,000,000         982,420
Missouri State HDC, SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 ...................................         730,000         751,951
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
   Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 .................................       1,000,000       1,053,710
Richmond Heights COP, Capital Improvement Projects, Series A, MBIA Insured,
   5.30%, 8/15/17 ..................................................................................       2,000,000       1,943,560
St. Charles County Public Facilities Authority Leasehold Revenue, FGIC Insured,
   6.375%, 3/15/07 .................................................................................       2,850,000       3,004,271
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ...................................         265,000         268,315
St. Louis Municipal Finance Corp. Leasehold Revenue,
   City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .........................       2,000,000       2,076,520
   Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 ...........................       2,025,000       2,182,363
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ..............................       2,950,000       3,068,915
                                                                                                                          ----------
                                                                                                                          15,332,025
                                                                                                                          ----------

MONTANA 1.2%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured,
   6.80%, 3/01/22 ..................................................................................       4,475,000       4,734,326
Forsyth PCR, Washington Water Co., Refunding, Series A, MBIA Insured,
   7.125%, 12/01/13 ................................................................................       5,000,000       5,129,300
Helena Water Revenue, Series C, FGIC Insured, 6.65%, 11/01/12 ......................................         750,000         801,878
Montana State Board Workers Compensation Investment Program, MBIA Insured,
   ETM, 6.875%, 6/01/20 ............................................................................       8,500,000       8,953,305
Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
   Series C, MBIA Insured, 6.00%, 11/15/14 .........................................................       1,000,000       1,001,150
                                                                                                                          ----------
                                                                                                                          20,619,959
                                                                                                                          ----------

NEBRASKA 1.2%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
   MBIA Insured, ETM, 6.70%, 6/01/22 ...............................................................       2,500,000       2,768,450
   Series A, MBIA Insured, 5.375%, 6/01/19 .........................................................       2,715,000       2,614,083
   Series B, MBIA Insured, 5.375%, 6/01/17 .........................................................       5,000,000       4,852,150
Lincoln Hospital Revenue, Lincoln General Hospital, Series A, FSA Insured,
   Pre-Refunded, 6.20%, 12/01/14 ...................................................................       2,000,000       2,100,020
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A,
   AMBAC Insured, 6.00%,
   4/01/15 .........................................................................................       2,000,000       2,083,380
   4/01/17 .........................................................................................       1,350,000       1,402,326


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 NEBRASKA (CONT.)
 Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
    5.95%, 1/01/11 ...................................................................................     $1,000,000     $1,056,350
 Nebraska Investment Finance Authority Health Facilities Revenue, Children's Healthcare Services,
    AMBAC Insured, 5.50%, 8/15/27 ....................................................................      2,000,000      1,922,740
 Nebraska Investment Finance Authority SFMR, Refunding, Series B, FGIC Insured, 8.00%, 7/15/17 .......      1,575,000      1,591,947
                                                                                                                          ----------
                                                                                                                          20,391,446
                                                                                                                          ----------

 NEVADA .5%
 Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ...............................      1,000,000        971,360
 Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ............................................        250,000        278,070
 Clark County School District, Series A, MBIA Insured, 7.00%, 6/01/10 ................................      4,000,000      4,618,720
 Sparks GO, AMBAC Insured, Pre-Refunded, 7.50%, 10/01/09 .............................................      1,695,000      1,733,917
                                                                                                                          ----------
                                                                                                                           7,602,067
                                                                                                                          ----------

 NEW HAMPSHIRE 1.2%
 New Hampshire Higher Education and Health Facilities Authority Revenue,
    Concord Hospital, Refunding, AMBAC Insured, 6.00%, 10/01/26 ......................................      4,300,000      4,411,628
    Mary Hitchcock Memorial Hospital, FGIC Insured, 5.75%, 8/15/23 ...................................     11,000,000     11,030,800
    University System, Refunding, MBIA Insured, 6.25%, 7/01/20 .......................................      4,000,000      4,202,800
                                                                                                                          ----------
                                                                                                                          19,645,228
                                                                                                                          ----------

 NEW JERSEY 1.2%
 Essex County Improvement Authority Lease, Jail and Youth House Projects,
    AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 .....................................................      3,000,000      3,397,140
    Refunding, AMBAC Insured, 5.35%, 12/01/24 ........................................................      4,000,000      3,834,080
 Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
    AMBAC Insured, 6.00%, 12/01/20 ...................................................................      2,525,000      2,597,417
 Mantua Township School District COP, MBIA Insured, Pre-Refunded, 7.25%, 6/30/10 .....................      1,700,000      1,782,603
 Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 ..................................................      3,575,000      3,356,246
 Mount Laurel Township Municipal Utilities Authority System Revenue, Refunding,
    Series A, MBIA Insured, 6.00%, 7/01/15 ...........................................................      2,000,000      2,057,920
 New Jersey Health Care Facilities Financing Authority Revenue,
    Muhlenberg Regional Medical Center, Series B, AMBAC Insured, 8.00%, 7/01/18 ......................      3,000,000      3,045,900
 New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer, Series C,
    MBIA Insured, 7.375%, 10/01/17 ...................................................................        485,000        495,384
 New Jersey State Turnpike Authority Revenue, Refunding, Series C, AMBAC Insured,
    6.50%, 1/01/16 ...................................................................................        300,000        334,629
                                                                                                                          ----------
                                                                                                                          20,901,319
                                                                                                                          ----------

 NEW MEXICO .5%
 Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
    6.375%, 12/15/22 .................................................................................      5,000,000      5,268,550
 Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 .....................      2,000,000      2,032,680
 New Mexico Mortgage Finance Authority SFM Program, Series C, FGIC Insured,
    8.625%, 7/01/17 ..................................................................................        650,000        656,747
                                                                                                                          ----------
                                                                                                                           7,957,977
                                                                                                                          ----------

 NEW YORK 7.4%
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/10 ............................        900,000      1,007,406
 Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
    5.375%, 6/01/27 ..................................................................................      3,945,000      3,782,900
 New York City GO, Series C, Sub Series C-1, MBIA Insured, Pre-Refunded, 6.625%, 8/01/12 .............        105,000        113,239
 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series A, MBIA Insured, Pre-Refunded, 7.25%, 6/15/15 .............................................      2,000,000      2,085,380
 New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
    5.80%, 7/01/26 ...................................................................................      2,000,000      2,024,900
 New York State Dormitory Authority Revenue,
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .................................................      4,000,000      4,192,360
    City University, Series C, FGIC Insured, 7.00%, 7/01/14 ..........................................      6,110,000      6,373,524
    City University, Series C, FGIC Insured, Pre-Refunded, 7.00%, 7/01/14 ............................      2,545,000      2,664,844
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ..........................      1,500,000      1,577,715
    Pace University, MBIA Insured, 5.70%, 7/01/22 ....................................................      7,500,000      7,578,000
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 .........................................      2,500,000      2,527,825
    Pooled Capital Program, FGIC Insured, 7.80%, 12/01/05 ............................................      1,010,000      1,026,110
    St. John's University, MBIA Insured, 5.70%, 7/01/26 ..............................................     15,000,000     15,102,000
    Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ...........................................      4,000,000      3,799,120
    New York State Energy Research and Development Authority Electric Facilities Revenue,
    Consolidated Edison Project, Series A, MBIA Insured, 6.75%, 1/15/27 ..............................      5,000,000      5,162,550


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 NEW YORK (CONT.)
 New York State Energy Research and Development Authority PCR,
    Central Hudson Gas, Series A, FGIC Insured, Pre-Refunded, 7.375%, 10/01/14 .......................     $2,000,000     $2,064,780
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ..................      3,500,000      3,691,695
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ............      5,000,000      5,249,650
 New York State Medical Care Facilities Finance Agency Revenue, North Shore University Hospital,
    Mortgage Project, Series A, MBIA Insured, Pre-Refunded, 7.20%, 11/01/20 ..........................      3,000,000      3,171,300
 New York State Tollway Authority General Revenue,
    Series B, MBIA Insured, 5.00%, 1/01/20 ...........................................................      6,635,000      6,072,153
    Series C, FGIC Insured, Pre-Refunded, 6.00%, 1/01/25 .............................................      7,815,000      8,460,441
 Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 ..........................................................      9,000,000      9,367,830
 Port Authority of New York and New Jersey Revenue, Consolidated,
    102nd Series, MBIA Insured, 5.625%, 10/15/17 .....................................................      5,000,000      5,062,750
    102nd Series, MBIA Insured, 5.875%, 10/15/27 .....................................................     10,000,000     10,291,000
    109th Series, FGIC Insured, 5.375%, 7/15/22 ......................................................     10,000,000      9,748,900
 Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 ..........................................................      1,495,000      1,363,619
                                                                                                                         -----------
                                                                                                                         123,561,991
                                                                                                                         -----------

 NORTH CAROLINA 1.9%
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ........................................      1,000,000      1,009,680
 Catawba County Hospital Revenue, Catawba Memorial Hospital Project, Refunding,
    AMBAC Insured, 5.00%, 10/01/17 ...................................................................      1,125,000      1,041,593
 New Hanover County Hospital Revenue, New Hanover Regional Medical Center Project,
    AMBAC Insured, 5.75%, 10/01/26 ...................................................................      1,150,000      1,156,394
    MBIA Insured, 5.00%, 10/01/28 ....................................................................      7,000,000      6,235,180
 North Carolina Medical Care Commission Health Care Facilities Revenue, Novant Health Project,
    Series B, MBIA Isured, 5.00%, 10/01/28 ...........................................................     11,300,000     10,065,362
 North Carolina Medical Care Commission Hospital Revenue,
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ............................................      5,000,000      4,617,300
    Wyne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 ........................      5,000,000      4,545,750
 North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured,
    6.50%, 1/01/10 ...................................................................................         80,000         82,024
    ETM, 6.50%, 1/01/10 ..............................................................................         20,000         21,938
 Wilmington COP, Series A, MBIA Insured, 5.35%, 6/01/24 ..............................................      3,300,000      3,168,627
                                                                                                                         -----------
                                                                                                                          31,943,848
                                                                                                                         -----------

 NORTH DAKOTA .3%
 Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
    MBIA Insured, 5.625%, 8/15/27 ....................................................................      5,500,000      5,419,810
 North Dakota State Building Authority Revenue, Refunding, Series A, AMBAC Insured, 6.75%, 6/01/11 ...        300,000        313,383
                                                                                                                         -----------
                                                                                                                           5,733,193
                                                                                                                         -----------

 OHIO 4.1%
 Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 .............      2,000,000      2,032,520
 Cleveland Airport Systems Revenue, Series A, FSA Insured, 5.125%, 1/01/27 ...........................      6,000,000      5,424,840
 Cleveland Waterworks Revenue,
    Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 .................................      2,750,000      2,499,805
    Series F, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/11 ............................................      1,625,000      1,733,826
 Cuyahoga County Hospital Revenue, University Hospitals Health System Inc.,
 Refunding, AMBAC Insured, 5.50%, 1/15/30 ............................................................      5,000,000      4,821,100
 Elyria GO, FGIC Insured, 5.40%, 12/01/17 ............................................................      2,400,000      2,340,000
 Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured, 5.00%, 12/01/27 .......      3,250,000
                                                                                                                           2,911,285
 Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ..........................      3,015,000      2,874,803
 Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 .......................      1,750,000      1,821,890
 Lucas County Hospital Revenue, Promedia Healthcare Obligation Group, AMBAC Insured,
    5.375%, 11/15/29 .................................................................................      5,000,000      4,752,900
 Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 .......................................      7,500,000      6,971,400
 Ohio HFA, SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ..............................................      2,915,000      3,012,886
 Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial Interest,
    AMBAC Insured, 5.375%, 2/15/24 ...................................................................      5,500,000      5,386,260


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 OHIO (CONT.)
 Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
    5.50%, 2/15/26 ........................................................................................$15,900,000   $16,835,874
 University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ................     2,950,000     2,737,276
 West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ..................................     3,100,000     3,013,727
                                                                                                                          ----------
                                                                                                                          69,170,392
                                                                                                                          ----------

 OKLAHOMA .4%
 Grady County HFA, SFMR, Refunding, Series A, FGIC Insured, 6.70%, 1/01/12 .............................       595,000       618,979
 McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 .....................................       300,000       313,890
 Muskogee County, HFAR, SFMR, Refunding, Series A, FGIC Insured, 7.60%, 12/01/10 .......................       290,000       297,746
 Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, Series A, AMBAC Insured,
    6.00%, 1/01/12 .....................................................................................     2,000,000     2,097,040
 Pottawatomie County Development Authority Water Revenue, North Deer Creek Reservoir Project,
    AMBAC Insured, Pre-Refunded, 7.375%, 7/01/26 .......................................................       250,000       262,423
 Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22 .........       230,000       237,349
 Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured,
 Pre-Refunded, 6.75%, 12/01/14 .........................................................................     3,270,000     3,665,081
                                                                                                                          ----------
                                                                                                                           7,492,508
                                                                                                                          ----------
 OREGON 1.9%
 Chemeketa Community College District, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ......................     3,000,000     3,214,350
 Clackamas Community College District, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ......................     2,500,000     2,657,175
 Deschutes and Jefferson Counties School District No. 2-J, Redmond, MBIA Insured, 5.60%, 6/01/09 .......     1,500,000
                                                                                                                           1,528,725
 Josephine County School District No. 7, FGIC Insured, Pre-Refunded, 5.70%, 6/01/13 ....................     5,000,000     5,141,200
 Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured,
    5.00%, 8/15/24 .....................................................................................     2,250,000     2,047,163
 Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%, 12/01/22 .....     1,000,000
                                                                                                                           1,008,480
 Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 ............       700,000       716,163
 Oregon Health Sciences University Revenue, Series B, MBIA Insured, 5.25%, 7/01/15 .....................     1,500,000     1,482,420
 Oregon State Department of Administrative Services COP, Series A,
    AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 ........................................................     5,000,000     5,351,750
    MBIA Insured, 5.70%, 5/01/17 .......................................................................     1,000,000     1,019,790
    Port of Portland International Airport Revenue, Portland International Airport, Series 11,
 FGIC Insured, 5.625%, 7/01/26 .........................................................................     1,000,000       974,920
 Washington County Unified Sewer Agency Revenue,
    Senior lien, FGIC Insured, 5.50%, 10/01/16 .........................................................     1,845,000     1,854,077
    Senior lien, Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ...............................     1,000,000     1,073,930
 Western Lane Hospital District Hospital Facilities Authority Revenue,
 Sisters of St. Joseph of Peace Health and Hospital Services, Refunding, MBIA Insured,
    5.875%, 8/01/12 ....................................................................................     3,000,000     3,135,600
                                                                                                                          ----------
                                                                                                                          31,205,743
                                                                                                                          ----------

 PENNSYLVANIA 1.7%
 Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ...............................     2,000,000     2,143,000
 Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
    Series B, Pre-Refunded, Connie Lee Insured, 6.375%, 7/01/18 ........................................     5,000,000     5,352,050
 Lehigh County General Purpose Authority Revenue, Hospital Healtheast Inc., Refunding,
    Series A, MBIA Insured, 7.00%, 7/01/15 .............................................................       100,000       103,753
 Montgomery County IDAR, PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%,
    12/01/21 ...........................................................................................     8,000,000     8,484,000
 Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19 .........       500,000       533,870
 Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Refunding, Series P,
    AMBAC Insured, 6.00%, 12/01/17 .....................................................................       500,000       518,110
 Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
    6.10%, 6/15/25 .....................................................................................     4,000,000     4,144,800
 Philadelphia Water and Wastewater Revenue, Refunding, FSA Insured, 5.50%, 6/15/15 .....................     1,000,000       996,780
 Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax,
    AMBAC Insured, 5.25%, 2/01/31 ......................................................................     6,000,000     5,476,860
 Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 .....        90,000       104,135
                                                                                                                          ----------
                                                                                                                          27,857,358
                                                                                                                          ----------

 RHODE ISLAND 1.3%
 Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ...................     2,100,000     2,255,883
 Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 ..................................................     3,000,000     3,017,760
 Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
    MBIA Insured, 5.80%, 9/01/22 .......................................................................    10,000,000    10,045,100
 Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC Insured,
    Pre-Refunded, 6.75%, 6/01/25 .......................................................................     2,000,000     2,219,800
 Rhode Island State GO, Series A, FGIC Insured, 6.25%, 6/15/07 .........................................       175,000       185,390



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 RHODE ISLAND (CONT.)
 Rhode Island State Health and Educational Building Corp. Revenue,
    Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured, Pre-Refunded,
    7.25%, 11/15/24 ................................................................................      $2,000,000      $2,281,020
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .....................       1,750,000       1,749,825
                                                                                                                          ----------
                                                                                                                          21,754,778
                                                                                                                          ----------

 SOUTH CAROLINA .4%
 Charleston Waterworks and Sewer Revenue, Refunding and Improvement, AMBAC Insured,
 6.00%, 1/01/16 ....................................................................................         250,000         258,815
 Edgefield County School District, Refunding, FSA Insured, ETM, 8.50%, 2/01/01 .....................         250,000         265,025
 Lexington Water and Sewer Revenue, FSA Insured, 5.45%, 4/01/19 ....................................       2,320,000       2,276,106
 Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 .........         200,000         217,886
 Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
    Series A, FSA Insured, ETM, 7.125%, 7/01/17 ....................................................       3,000,000       3,423,210
 Spartanburg Sanitation Sewer District Sewer System Revenue, Implementation,
    MBIA Insured, Pre-Refunded, 5.50%, 6/01/27 .....................................................         500,000         525,840
                                                                                                                          ----------
                                                                                                                           6,966,882
                                                                                                                          ----------

 SOUTH DAKOTA 1.0%
 Brookings COP, AMBAC Insured, 5.10%, 12/01/18 .....................................................       5,000,000       4,607,800
 Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 .........................................       4,800,000       4,867,056
 Lawrence County COP, Courthouse, FSA Insured, Pre-Refunded, 7.65%, 7/01/10 ........................       2,000,000       2,103,820
 Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 .................................       2,095,000       2,131,788
 South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ................................       2,720,000       3,105,723
 South Dakota State University Revenue, Housing and Auxiliary Facilities,
    Refunding, Series A, MBIA Insured, 5.50%, 4/01/17 ..............................................          20,000          19,799
                                                                                                                          ----------
                                                                                                                          16,835,986
                                                                                                                          ----------

 TENNESSEE .9%
 Cleveland Public Improvement, GO, FGIC Insured, 5.25%, 6/01/24 ....................................       1,655,000       1,560,897
 Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A,
    MBIA Insured, 6.00%, 7/01/24 ...................................................................       1,410,000       1,427,174
 Johnson City Health and Educational Revenue, Medical Center Hospital,
    Refunding and Improvement, MBIA Insured,
    5.125%, 7/01/25 ................................................................................       5,000,000       4,544,400
    5.25%, 7/01/28 .................................................................................       8,500,000       7,770,870
 Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ..........         200,000         210,926
                                                                                                                          ----------
                                                                                                                          15,514,267
                                                                                                                          ----------

 TEXAS 10.1%
 Austin Combined Utility System Revenue,
    BIG Insured, Pre-Refunded, 8.625%, 11/15/17 ....................................................       1,000,000       1,109,850
    Series A, BIG Insured, Pre-Refunded, 8.00%, 11/15/16 ...........................................       3,000,000       3,191,490
(b)Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
    5.625%, 11/15/21 ...............................................................................       2,355,000       2,323,938
    5.80%, 11/15/29 ................................................................................      13,750,000      13,769,663
 Austin Utility System Revenue,
    FGIC Insured, Pre-Refunded, 6.00%, 5/15/15 .....................................................          35,000          35,568
    Refunding, FGIC Insured, 6.00%, 5/15/15 ........................................................          15,000          15,108
 Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's Medical,
    Refunding, FSA Insured, 5.30%, 12/01/23 ........................................................       5,000,000       4,707,200
 Bexar County HFC Revenue, Series A, GNMA Secured, 8.20%, 4/01/22 ..................................       2,510,000       2,560,326
 Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding,
    Series A, AMBAC Insured, 6.70%, 3/01/17 ........................................................       2,000,000       2,113,200
 Coastal Bend Health Facilities Development Corp., Series B, AMBAC Insured, ETM,
    6.30%, 1/01/17 .................................................................................      12,230,000      12,824,745
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 ...................................................         645,000         668,859
 East Texas HFC, SFMR, Series 1990, GNMA Secured, 7.85%, 12/01/10 ..................................         475,000         493,311
 Faulkey Gully MUD GO, AMBAC Insured,
    6.625%, 3/01/07 ................................................................................         295,000         307,868
    Pre-Refunded, 6.625%, 3/01/07 ..................................................................       1,225,000       1,292,571
 Fort Bend County Levee ID No. 011, AMBAC Insured, 6.00%,
    9/01/21 ........................................................................................       1,395,000       1,423,081
    9/01/22 ........................................................................................       1,495,000       1,522,045
    9/01/23 ........................................................................................       1,610,000       1,639,125

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TEXAS (CONT.)
Grand Prairie Health Facilities Development Corp., Dallas/Fort Worth Medical Center Project,
   Refunding, AMBAC Insured, 6.875%, 11/01/10 ......................................................      $2,700,000      $2,728,782
Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding,
   Series A, MBIA Insured, 5.375%, 7/01/29 .........................................................      22,000,000      20,590,460
Harris County Hospital District Mortgage Revenue, Refunding, AMBAC Insured, 7.40%, 2/15/10 .........       2,350,000       2,709,315
Harris County Toll Road,
   Senior lien, Series A, AMBAC Insured, 6.50%, 8/15/17 ............................................       1,580,000       1,680,046
   Senior lien, Series B, AMBAC Insured, 6.625%, 8/15/17 ...........................................         240,000         242,352
   Series A, FGIC Insured, 6.50%, 8/15/11 ..........................................................          35,000          37,366
Houston Airport System Revenue, sub. lien, Series A, FGIC Insured, 6.75%, 7/01/21 ..................       2,500,000       2,618,275
Houston Water and Sewer System Revenue,
   Junior lien, Refunding, Series C, AMBAC Insured, 6.375%, 12/01/17 ...............................         935,000         978,823
   Junior lien, Refunding, Series C, MBIA Insured, 5.75%, 12/01/15 .................................         500,000         512,665
   Series A, MBIA Insured, 6.375%, 12/01/22 ........................................................       1,840,000       1,952,350
   Series A, MBIA Insured, Pre-Refunded, 6.375%, 12/01/22 ..........................................       4,540,000       4,905,470
Lubbock HFC, SFMR, Mortgage Extension Program, Refunding, Series B, 8.875%, 12/01/12 ...............         555,000         556,948
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
   AMBAC Insured, 7.50%, 12/15/14 ..................................................................         200,000         207,746
   Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...............................................      12,850,000      13,232,159
Matagorda County Navigation District No. 1 Revenue,
   Houston Industries Inc. Project, Refunding, Series A, MBIA Insured, 5.25%, 11/01/29 .............       3,185,000       2,923,862
   Houston Industries Inc. Project, Refunding, Series B, MBIA Insured, 5.15%, 11/01/29 .............       2,750,000       2,482,123
   Houston Light and Power Co., Refunding, Series E, FGIC Insured, 7.20%, 12/01/18 .................         100,000         102,654
Palo Duro River Authority, Refunding, FSA Insured, 6.375%, 8/01/08 .................................       6,000,000       6,060,780
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
   AMBAC Insured, 5.45%, 2/15/25 ...................................................................       1,450,000       1,397,800
Sabine River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
   Refunding, FGIC Insured, 6.55%, 10/01/22 ........................................................       3,250,000       3,432,455
San Antonio Water Revenue,
   Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .........................................       3,250,000       3,197,610
   Senior lien, MBIA Insured, 6.50%, 5/15/10 .......................................................       2,920,000       3,106,909
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
   5.125%, 8/15/20 .................................................................................       2,870,000       2,653,085
San Patricio County COP, MBIA Insured, Pre-Refunded, 6.60%, 4/01/07 ................................       2,500,000       2,640,650
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
   6.40%, 1/01/22 ..................................................................................       1,045,000       1,074,041
Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 .................       1,170,000       1,206,867
Tarrant County Health Facilities Development Corp. Health Systems Revenue,
   Harris Methodist Health, MBIA Insured, ETM, 6.00%, 9/01/24 ......................................       3,250,000       3,359,233
Tarrant County Health Facilities Development Corp. Hospital Revenue,
   Fort Worth Osteopathic Hospital, MBIA Insured, 5.125%, 5/15/21 ..................................       2,905,000       2,661,067
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal Hospitals,
Refunding, Series B, MBIA Insured,
   6.25%, 8/15/22 ..................................................................................       2,500,000       2,627,575
   6.375%, 8/15/23 .................................................................................       4,885,000       5,158,218
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding,
   AMBAC Insured, 5.00%, 1/01/20 ...................................................................       7,250,000       6,570,240
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
   Series B, FSA Insured, 5.50%, 11/01/17 ..........................................................       1,000,000         984,130
   Series C, FSA Insured, 5.60%, 11/01/27 ..........................................................       1,430,000       1,404,046
   Series D, FSA Insured, 5.375%, 11/01/27 .........................................................      14,500,000      13,553,585
                                                                                                                         -----------
                                                                                                                         169,547,635
                                                                                                                         -----------

US TERRITORIES
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .........................         710,000         716,213
                                                                                                                         -----------

UTAH 1.3%
Intermountain Power Agency Power Supply Revenue, Refunding,
   Series A, AMBAC Insured, 5.50%, 7/01/20 .........................................................       4,680,000       4,583,077
   Series B, MBIA Insured, 5.75%, 7/01/19 ..........................................................       3,250,000       3,271,515
Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ...........          40,000          55,443
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
   8/15/21 .........................................................................................       5,000,000       4,702,200
   8/15/26 .........................................................................................       5,000,000       4,640,050

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
UTAH (CONT.)
Utah State Board of Regents Student Loan Revenue, Series H, AMBAC Insured, 6.70%, 11/01/15 .........      $1,080,000      $1,136,192
White City Water Implementation District GO, Refunding, AMBAC Insured, 5.30%, 2/01/25 ..............       3,435,000       3,255,968
                                                                                                                          ----------
                                                                                                                          21,644,445
                                                                                                                          ----------

VERMONT .7%
Swanton Village Electric System Revenue, Refunding, MBIA Insured, 5.75%, 12/01/19 ..................       1,740,000       1,759,958
Vermont COP, MBIA Insured, Pre-Refunded, 7.25%, 6/15/11 ............................................       2,205,000       2,308,966
Vermont HFA, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 .......................       6,630,000       6,788,324
Vermont Municipal Bond Bank, Series 2, FSA Insured, 6.25%, 12/01/19 ................................       1,000,000       1,052,420
                                                                                                                          ----------
                                                                                                                          11,909,668
                                                                                                                          ----------

VIRGINIA 1.5%
Chesapeake Bay Bridge and Tunnel Commission District Revenue, General Resolution,
   MBIA Insured, Pre-Refunded, 5.75%, 7/01/25 ......................................................       9,850,000      10,120,481
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
   6.00%, 6/01/12 ..................................................................................       5,000,000       5,313,750
Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured,
   Pre-Refunded, 6.50%, 10/01/24 ...................................................................       1,000,000       1,098,780
Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
   5.00%, 7/01/28 ..................................................................................       3,405,000       3,064,875
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ...................       3,850,000       3,731,305
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
   MBIA Insured,
   5.00%, 10/01/18 .................................................................................       1,000,000         922,460
   5.25%, 10/01/28 .................................................................................       1,420,000       1,345,095
                                                                                                                          ----------
                                                                                                                          25,596,746
                                                                                                                          ----------

WASHINGTON 5.6%
Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project, Refunding,
   MBIA Insured, 5.20%, 11/01/27 ...................................................................       4,000,000       3,715,600
Douglas County PUD No. 1 Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ....................         900,000         938,880
Everett COP, Series A, AMBAC Insured, Pre-Refunded, 7.25%, 4/01/09 .................................         850,000         890,868
Grant County PUD No. 2, Wanapum Hydroelectric Revenue, Series B, AMBAC Insured,
   6.75%, 1/01/23 ..................................................................................       1,060,000       1,124,628
   Pre-Refunded, 6.75%, 1/01/23 ....................................................................         940,000       1,004,851
King County Public Hospital District No. 001 Hospital Facilities Revenue,
   Valley Medical Center, King County Sewer, MBIA Insured, 6.125%, 1/01/33 .........................       3,000,000       3,074,640
Kitsap County School District No. 100-C, MBIA Insured, Pre-Refunded, 6.60%, 12/01/08 ...............       1,015,000       1,064,837
Klickitat County PUD No. 001 Electric Revenue, FGIC Insured,
   5.65%, 10/01/15 .................................................................................       1,000,000       1,009,230
   5.75%, 10/01/27 .................................................................................       1,000,000       1,003,980
Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded,
   6.60%, 12/01/11 .................................................................................       1,040,000       1,141,941
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ..................       1,000,000       1,020,990
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .................................................       2,000,000       2,072,720
Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ............................       2,890,000       3,172,815
Seattle Municipality Metropolitan Sewer Revenue, Series W, MBIA Insured,
   Pre-Refunded, 6.30%, 1/01/33 ....................................................................      11,000,000      11,837,100
Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ........................................       2,000,000       1,984,800
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured,
   ETM, 6.65%, 1/01/16 .............................................................................       4,250,000       4,516,348
Spokane Public Facilities District Hotel Motel and Sales Use Tax Revenue,
   Multi-Purpose Arena Project, AMBAC Insured, 6.50%, 1/01/18 ......................................       5,000,000       5,229,050
Tacoma Electric System Revenue, Refunding,
   AMBAC Insured, 6.25%, 1/01/11 ...................................................................         500,000         524,365
   FGIC Insured, 6.25%, 1/01/15 ....................................................................       6,190,000       6,505,504
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ................................................       3,400,000       3,362,736
Thurston and Pierce Counties Community Schools, Series B, AMBAC Insured, 6.65%, 12/01/09 ...........       1,305,000       1,404,376
Washington State Health Care Facilities Authority Revenue, Swedish Health Services,
   Refunding, AMBAC Insured, 5.50%, 11/15/28 .......................................................      15,370,000      14,765,037
Washington State Health Care Facilities Authority Revenue, Providence Services,
   MBIA Insured, 5.50%, 12/01/26 ...................................................................       7,000,000       6,685,910
Washington State Housing Finance Commission MFMR, Series A, GNMA Secured, 7.70%, 7/01/32 ...........       2,845,000       2,909,098
Washington State Public Power Supply System Revenue, Nuclear Project No. 1,
   Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 ...............................................         420,000         436,943
   Series C, FGIC Insured, Pre-Refunded, 7.75%, 7/01/08 ............................................       2,500,000       2,630,750
Washington State University Revenues, Housing and Dining System, Refunding,
   MBIA Insured, 6.40%, 10/01/24 ...................................................................       6,130,000       6,515,577

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 WASHINGTON (CONT.)
 Western Washington University Revenue, Housing and Dining System,
    MBIA Insured, 6.375%, 10/01/22 ...............................................................          $80,000          $83,460
    Refunding, MBIA Insured, 6.70%, 10/01/11 .....................................................          235,000          243,860
    Refunding, MBIA Insured, 6.375%, 10/01/21 ....................................................          770,000          788,626
 Whatcom County School District No. 501, GO, Bellingham, FGIC Insured, Pre-Refunded,
    6.125%, 12/01/13 .............................................................................        2,000,000        2,152,100
 Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ...............          350,000          366,097
                                                                                                                       -------------
                                                                                                                          94,177,717
                                                                                                                       -------------

 WEST VIRGINIA 1.6%
 Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co.,
    Series C, AMBAC Insured, 6.75%, 8/01/24 ......................................................       11,560,000       12,366,426
 Monongalia County Building Community Hospital Revenue, Monongalia General Hospital
    Refunding, Series B, MBIA Insured, 6.50%, 7/01/17 ............................................        1,000,000        1,035,550
 West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 .................................        5,000,000        4,538,950
 West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ................        2,250,000        2,382,548
 West Virginia State Water Development Authority Revenue,
    Loan Program II, Series B, FSA Insured, Pre-Refunded, 7.50%, 11/01/29 ........................        3,000,000        3,078,450
    Loan Program, Refunding, Series A, FSA Insured, 7.00%, 11/01/25 ..............................        2,750,000        2,908,208
                                                                                                                       -------------
                                                                                                                          26,310,132
                                                                                                                       -------------

 WISCONSIN 1.1%
 Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
    FGIC Insured, 6.90%, 8/01/21 .................................................................        3,000,000        3,492,780
 Wisconsin State Health and Educational Facilities Authority Revenue,
    Aurora Health Care Inc., Refunding, MBIA Insured, 5.25%, 8/15/27 .............................       11,000,000       10,124,820
    SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/20 ..........................          500,000          516,055
 Wisconsin State Health and Educational Revenue,
    Community Provider Program, Series A, FSA Insured, 7.50%, 1/15/04 ............................        1,753,000        1,788,481
    Series A, FSA Insured, 7.50%, 1/15/09 ........................................................        2,000,000        2,041,960
                                                                                                                       -------------
                                                                                                                          17,964,096
                                                                                                                       -------------

 WYOMING 1.3%
 Gillette Health Facilities Revenue, Lutheran Hospital and Home Society, Refunding,
    MBIA Insured, 5.90%, 1/01/16 .................................................................          500,000          513,960
 Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding,
    AMBAC Insured, 6.00%, 9/15/24 ................................................................        9,885,000       10,177,102
 University of Wyoming Revenues, Facilities, MBIA Insured, 7.10%, 6/01/10 ........................        2,245,000        2,295,625
 Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 ......................................        6,750,000        6,824,250
 Wyoming Municipal Power Agency Power Supply System Revenue, Series A, MBIA Insured,
    Pre-Refunded, 6.125%, 1/01/16 ................................................................        2,000,000        2,141,460
                                                                                                                       -------------
                                                                                                                          21,952,397
                                                                                                                       -------------
 TOTAL LONG TERM INVESTMENTS (COST $1,660,560,473) ...............................................                     1,684,744,053
                                                                                                                       -------------

(a)SHORT TERM INVESTMENTS 1.9%
 ALASKA .4%
 Valdez Marine Terminal Revenue, Exxon Pipeline Co. Project,
    Refunding, Series A, Daily VRDN and Put, 2.70%, 12/01/33 .....................................        3,400,000        3,400,000
    Series B, Daily VRDN and Put, 2.70%, 12/01/33 ................................................        3,400,000        3,400,000
                                                                                                                       -------------
                                                                                                                           6,800,000
                                                                                                                       -------------

 CALIFORNIA .3%
 Irvine Ranch Water District COP, Capital Improvement Project, Daily VRDN and Put, 2.60%, 8/01/16         4,900,000        4,900,000
                                                                                                                       -------------

 LOUISIANA
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc.,
    1st Stage, ACES, Refunding, Daily VRDN and Put, 2.70%, 9/01/06 ...............................          500,000          500,000
                                                                                                                       -------------

 MARYLAND .1%
 Howard County MFR, Avalon Meadows Project, Refunding, FNMA Insured,
    Weekly VRDN and Put, 3.15%, 6/15/26 ..........................................................          800,000          800,000
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Catholic Health Initiatives, Series B, Weekly VRDN and Put, 3.25%, 12/01/15 ..................          500,000          500,000
                                                                                                                       -------------
                                                                                                                           1,300,000
                                                                                                                       -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
 FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS (CONT.)
MICHIGAN .2%
Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project,
   Refunding, Series C, Daily VRDN and Put, 2.80%, 12/01/23 ...................................        $1,200,000        $1,200,000
Grand Rapids Water Supply System Revenue, FGIC Insured, Daily VRDN and Put, 3.15%, 1/01/20 ....           650,000           650,000
Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. Project, Refunding,
   Series B, Daily VRDN and Put, 2.85%, 12/01/15 ..............................................           800,000           800,000
                                                                                                                     --------------
                                                                                                                          2,650,000
                                                                                                                     --------------

NEW MEXICO
Farmington PCR, Arizona Public Service Co.,
   Refunding, Series B, Daily VRDN and Put, 2.70%, 9/01/24 ....................................           700,000           700,000
   Series A, Daily VRDN and Put, 2.70%, 5/01/24 ...............................................           200,000           200,000
                                                                                                                     --------------
                                                                                                                            900,000
                                                                                                                     --------------

NEW YORK .3%
Long Island Power Authority Electric System Revenue, Sub Series 5, Daily VRDN and Put,
   2.70%, 5/01/33 .............................................................................         1,400,000         1,400,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
   Series C, FGIC Insured, Daily VRDN and Put, 2.80%, 6/15/23 .................................         2,400,000         2,400,000
   Series G, FGIC Insured, Daily VRDN and Put, 2.70%, 6/15/24 .................................         1,200,000         1,200,000
                                                                                                                     --------------
                                                                                                                          5,000,000
                                                                                                                     --------------

NORTH CAROLINA
Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
   Series A, Weekly VRDN and Put, 3.30%, 5/01/15 ..............................................           100,000           100,000
                                                                                                                     --------------
OHIO .1%
Cuyahoga County EDR, Cleveland Orchestra Project, Daily VRDN and Put, 2.70%, 4/01/28 ..........           600,000           600,000
Cuyahoga County Hospital Revenue, Refunding, Series B, AMBAC Insured,
   Weekly VRDN and Put, 3.30%, 1/01/16 ........................................................           500,000           500,000
Cuyahoga County IDR, Allen Group Inc. Project, Weekly VRDN and Put, 3.20%, 12/01/15 ...........           200,000           200,000
                                                                                                                     --------------
                                                                                                                          1,300,000
                                                                                                                     --------------

TENNESSEE .2%
Bradley County IDB, Industrial Revenue, Olin Corp. Project, Refunding, Series C,
   Daily VRDN and Put, 2.85%, 11/01/17 ........................................................         2,700,000         2,700,000
                                                                                                                     --------------

TEXAS .1%
Gulf Coast Waste Disposal Authority PCR, AMOCO Oil Co. Project, Refunding,
   Daily VRDN and Put, 2.70%, 10/01/17 ........................................................           300,000           300,000
Lubbock Health Facilities Development Corp. Revenue, St. Joseph Health System,
   Daily VRDN and Put, 2.75%, 7/01/13 .........................................................         1,400,000         1,400,000
                                                                                                                     --------------
                                                                                                                          1,700,000
                                                                                                                     --------------

US TERRITORIES
Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
   Weekly VRDN and Put, 2.85%, 12/01/15 .......................................................           300,000           300,000
                                                                                                                     --------------
WASHINGTON .2%
Washington State Health Care Facilities Authority Revenue, Sisters of Providence,
   Series D, Daily VRDN and Put, 2.70%, 10/01/05 ..............................................         3,200,000         3,200,000
                                                                                                                     --------------
Total Short Term Investments (Cost $31,350,000) ...............................................                          31,350,000
                                                                                                                     --------------
Total Investments (Cost $1,691,910,473) 102.2% ................................................                       1,716,094,053
Other Assets, less Liabilities (2.2%) .........................................................                         (37,133,779)
                                                                                                                     --------------
Net Assets 100.0% .............................................................................                      $1,678,960,274
                                                                                                                     ==============




See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                   SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 1999   -------------------------------------------------------------
CLASS A                                             (UNAUDITED)***      1999         1998         1997        1996(1)      1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $   11.71        $   11.75    $   11.54    $   11.65    $   11.34   $    11.81
                                                   ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................         .29              .59          .61          .63          .66          .66


 Net realized and unrealized gains (losses) .....        (.59)             .03          .35         (.10)         .31         (.47)
                                                   ---------------------------------------------------------------------------------
Total from investment operations ................        (.30)             .62          .96          .53          .97          .19
                                                   ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (.29)(3)         (.59)        (.61)        (.64)(2)     (.66)        (.66)
 In excess of net investment income .............          --               --         (.01)          --           --           --
 Net realized gains .............................          --             (.07)        (.13)          --           --           --
                                                   ---------------------------------------------------------------------------------
Total distributions .............................        (.29)            (.66)        (.75)        (.64)        (.66)        (.66)
                                                   ---------------------------------------------------------------------------------
Net asset value, end of period ..................   $   11.12        $   11.71    $   11.75    $   11.54    $   11.65   $    11.34
                                                    ================================================================================
Total return* ...................................       (2.59)%           5.36%        8.50%        4.75%        8.80%        1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $ 331,351        $ 340,109    $ 328,147    $ 325,065    $ 301,529   $  288,331
Ratios to average net assets:
 Expenses .......................................         .69%**           .68%         .68%         .68%         .69%         .67%
 Net investment income ..........................        5.01%**          4.99%        5.21%        5.51%        5.67%        5.89%
Portfolio turnover rate .........................       13.05%            6.80%       30.46%       29.22%       10.29%       16.90%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............   $   11.76        $   11.80    $   11.59    $   11.69    $   11.36
                                                    -----------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................         .26              .52          .55          .57          .50
 Net realized and unrealized gains (losses) .....        (.58)             .03          .34         (.09)         .32
                                                    -----------------------------------------------------------------
Total from investment operations ................        (.32)             .55          .89          .48          .82
                                                    -----------------------------------------------------------------
Less distributions from:
 Net investment income ..........................        (.26)(4)         (.52)        (.55)        (.58)(2)     (.49)
 Net realized gains .............................          --             (.07)        (.13)          --           --
                                                    -----------------------------------------------------------------
Total distributions .............................        (.26)            (.59)        (.68)        (.58)        (.49)
                                                    -----------------------------------------------------------------
Net asset value, end of period ..................   $   11.18        $   11.76    $   11.80    $   11.59    $   11.69
                                                    =================================================================
Total return* ...................................       (2.77)%           4.74%        7.86%        4.22%        7.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $  27,969        $  26,271    $  13,937    $   6,378    $   2,759
Ratios to average net assets:
 Expenses .......................................        1.25%**          1.24%        1.25%        1.25%        1.26%**
 Net investment income ..........................        4.44%**          4.44%        4.59%        4.96%        5.06%**
Portfolio turnover rate .........................       13.05%            6.80%       30.46%       29.22%       10.29%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.

(3)Includes distributions in excess of net investment income in the amount of $.004.

(4)Includes distributions in excess of net investment income in the amount of $.003.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                           PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.5%
Amesbury GO, FGIC Insured, 5.00%, 3/15/18 ............................................................    $ 1,500,000   $ 1,390,470
Ashburnham and Westminister Regional School District, MBIA Insured, 6.00%, 12/15/13 ..................      2,700,000     2,858,220
Attleboro Municipal Purpose GO, AMBAC Insured, 6.00%,
   7/01/11 ...........................................................................................      1,045,000     1,102,266
   7/01/12 ...........................................................................................      1,045,000     1,109,424
   7/01/13 ...........................................................................................        685,000       724,559
   7/01/14 ...........................................................................................        755,000       798,156
Blackstone-Milville School District, AMBAC Insured, Pre-Refunded, 6.50%,
   5/01/08 ...........................................................................................        705,000       757,628
   5/01/09 ...........................................................................................        750,000       805,988
   5/01/10 ...........................................................................................        795,000       854,347
Boston GO, Refunding, Series B, FGIC Insured, 5.25%, 4/01/14 .........................................      3,335,000     3,284,808
Boston Revenue, Boston City Hospital, Refunding, Series B, MBIA Insured, 5.75%, 2/15/23 ..............     10,500,000    10,505,250
Boston Water and Sewer Commission Revenue, Series A, GNMA Secured, Pre-Refunded, 7.10%, 11/01/19 .....      1,400,000     1,435,728
Central Berkshire GO, School District, MBIA Insured, Pre-Refunded, 7.25%, 6/01/08 ....................      1,095,000     1,145,589
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ...............................      1,750,000     1,669,308
Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ................      3,140,000     2,995,372
Framingham Housing Authority Mortgage Revenue, Beaver Terrace Apartments, Series A,
   GNMA Secured, 6.65%, 2/20/32 ......................................................................      1,650,000     1,730,141
Greenfield GO, MBIA Insured, Pre-Refunded, 6.50%,
   10/15/08 ..........................................................................................        500,000       533,555
   10/15/09 ..........................................................................................        500,000       533,555
Holyoke GO, School Project Loans, MBIA Insured, Pre-Refunded, 8.05%, 6/15/04 .........................      1,000,000     1,126,200
Hudson GO, MBIA Insured, 6.00%,
   5/15/13 ...........................................................................................        250,000       263,918
   5/15/14 ...........................................................................................        240,000       253,500
Lenox GO, Refunding, AMBAC Insured,
   6.60%, 10/15/11 ...................................................................................      1,000,000     1,055,090
   6.625%, 10/15/15 ..................................................................................        500,000       528,830
Leominster GO, MBIA Insured, Pre-Refunded, 7.50%, 4/01/09 ............................................        450,000       468,824
Ludlow GO, School Project, Limited Tax, MBIA Insured,
   7.30%, 11/01/07 ...................................................................................        210,000       243,856
   7.30%, 11/01/08 ...................................................................................        210,000       245,301
   7.40%, 11/01/09 ...................................................................................        210,000       248,646
Lynn Water and Sewer Commission General Revenue, Series A,
   FSA Insured, 5.125%, 12/01/17 .....................................................................      3,000,000     2,854,620
   MBIA Insured, Pre-Refunded, 7.25%, 12/01/10 .......................................................      4,000,000     4,241,200
Mansfield Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ......................................      1,685,000     1,600,548
Martha's Vineyard Regional High School District No. 100, AMBAC Insured, Pre-Refunded,
   6.55%, 12/15/10 ...................................................................................        830,000       904,625
   6.60%, 12/15/11 ...................................................................................        725,000       793,273
   6.65%, 12/15/12 ...................................................................................        880,000       966,196
   6.70%, 12/15/14 ...................................................................................        210,000       229,612
Mashpee GO, MBIA Insured, 5.50%, 2/01/17 .............................................................      2,000,000     1,980,020
Mashpee Water District GO, MBIA Insured, 6.40%, 10/15/12 .............................................        500,000       532,095
Massachusetts Bay Transportation Authority COP, BIG Insured, 7.75%, 1/15/06 ..........................      2,500,000     2,814,250
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
   Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/26 ..............................................      1,470,000     1,560,449
   Series B, AMBAC Insured, 5.375%, 3/01/25 ..........................................................      4,570,000     4,359,780
Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09 ......      1,655,000     1,714,232
Massachusetts Municipal Wholesale Electric Co. Power Supply System Revenue,
   Series D, MBIA Insured, 6.125%, 7/01/19 ...........................................................      4,395,000     4,558,626
Massachusetts State GO, Series B,
   AMBAC Insured, 6.50%, 8/01/11 .....................................................................      1,665,000     1,754,893
   MBIA Insured, 6.50%, 8/01/11 ......................................................................        855,000       901,161
Massachusetts State Health and Educational Facilities Authority Revenue,
   Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 .......................      1,500,000     1,546,620
   Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ...................................      5,000,000     5,078,200
   Bentley College, Series I, MBIA Insured, 6.125%, 7/01/17 ..........................................      1,250,000     1,303,025
   Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ..................................      5,500,000     5,608,900



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                       PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                      AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
   Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ......................  $ 1,900,000  $ 1,954,340
   Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 .........................................       20,000       21,033
   Boston College, Series J, FGIC Insured, Pre-Refunded, 6.625%, 7/01/21 ...........................    2,230,000    2,370,646
   Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .......................    1,000,000      931,810
   Children's Hospital, Refunding, Series E, AMBAC Insured, 6.20%, 10/01/16 ........................    2,200,000    2,318,602
   Community College Program, Series A, Connie Lee Insured, Pre-Refunded, 6.50%, 10/01/09 ..........    1,000,000    1,082,710
   Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 .............................    5,595,000    5,535,637
   Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 .............................    7,720,000    7,449,491
   Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ................    1,000,000    1,032,950
   Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ............................   26,730,000   25,336,565
   Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ..............    2,500,000    2,565,125
   Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ...........    9,000,000    9,755,640
   McLean Hospital, Series C, FGIC Insured, Pre-Refunded, 6.625%, 7/01/15 ..........................    1,280,000    1,383,898
   Milton Hospital, Series B, MBIA Insured, 7.00%, 7/01/16 .........................................    2,400,000    2,494,488
   Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 ...................................    6,500,000    6,815,835
   New England Deaconess Hospitals, Series D, AMBAC Insured, Pre-Refunded, 6.875%, 4/01/22 .........    1,895,000    2,050,617
   Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 ...............................    1,300,000    1,329,172
   Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 ...............................    6,750,000    6,850,305
   Northeastern University, Series D, AMBAC Insured, 7.125%, 10/01/10 ..............................    1,250,000    1,310,900
   Northeastern University, Series E, MBIA Insured, 6.55%, 10/01/22 ................................    3,900,000    4,148,781
   Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .............................    5,000,000    4,721,800
   Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .......................................    2,600,000    2,347,956
   Springfield College, AMBAC Insured, 5.00%, 10/15/27 .............................................    2,500,000    2,214,650
   Stonehill College, MBIA Insured, 6.55%, 7/01/12 .................................................      495,000      528,170
   Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.65%, 7/01/10 ........................    1,025,000    1,078,649
   Stonehill College, Series D, AMBAC Insured, Pre-Refunded, 7.70%, 7/01/20 ........................      515,000      542,161
   Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .......................................    1,550,000    1,649,929
   Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.55%, 7/01/12 .........................      395,000      426,280
   Stonehill College, Series E, MBIA Insured, Pre-Refunded, 6.60%, 7/01/20 .........................    1,450,000    1,566,740
   Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ......................................    1,690,000    1,685,268
   Suffolk University, Series B, Connie Lee Insured, 6.35%, 7/01/22 ................................    3,000,000    3,139,650
   Tufts University, FGIC Insured, 5.95%, 8/15/18 ..................................................    5,000,000    5,098,350
   University Hospital, Series C, MBIA Insured, Pre-Refunded, 7.25%, 7/01/19 .......................    1,500,000    1,572,390
   Wellesley College, Series F, 5.125%, 7/01/39 ....................................................    5,000,000    4,477,400
   Wentworth Institute of Technology, Series A, AMBAC Insured, Pre-Refunded, 7.40%, 4/01/10 ........    1,820,000    1,895,093
   Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ........................................    2,500,000    2,408,225
Massachusetts State HFA,
   Housing Development, Series D, MBIA Insured, 5.40%, 6/01/20 .....................................    4,270,000    4,104,879
   Housing Revenue, SF, Series 53, MBIA Insured, 6.15%, 12/01/29 ...................................    2,500,000    2,549,250
   Housing Revenue, SF, Series 57, MBIA Insured, 5.55%, 6/01/25 ....................................       10,000        9,564
   Housing Revenue, SF, Series 59, AMBAC Insured, 5.50%, 12/01/30 ..................................    5,000,000    4,702,100
   Housing Revenue, SFMR, Series 18, MBIA Insured, 7.35%, 12/01/16 .................................    1,450,000    1,498,909
   MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 ...........................      430,000      490,716
Massachusetts State Industrial Finance Agency Assisted Living Facility Revenue, Arbors at Taunton
  Project, GNMA Secured, 5.50%, 6/20/40 ............................................................    2,000,000    1,853,780
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric Co.,
  Series A, AMBAC Insured, 5.875%, 7/01/17 .........................................................    4,000,000    4,072,640
Massachusetts State Industrial Finance Agency Revenue,
   Babson College, Series A, MBIA Insured, Pre-Refunded, 6.50%, 10/01/22 ...........................    3,105,000    3,361,815
   Brandeis University, Series C, MBIA Insured, 6.80%, 10/01/19 ....................................      860,000      878,653
   Brandeis University, Series C, MBIA Insured, Pre-Refunded, 6.80%, 10/01/19 ......................    6,215,000    6,354,651
   College of the Holy Cross, Refunding, MBIA Insured, 5.625%, 3/01/26 .............................    1,000,000      980,430
   Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 .............    2,010,000    2,152,891
   Milton Academy, Series A, MBIA Insured, Pre-Refunded, 7.25%, 9/01/19 ............................    1,000,000    1,020,000
   Saint Marks School Issue, MBIA Insured, 5.375%, 1/01/21 .........................................    2,665,000    2,558,640
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/17 ..............................................    1,000,000      993,190
   Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ..............................................    1,560,000    1,501,906


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Industrial Finance Agency Revenue, (cont.)
   Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ...................................................  $ 3,510,000  $3,387,641
   Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ...................................................    2,000,000   1,856,600
   Trustees Deerfield Academy, 5.25%, 10/01/27 .........................................................    2,800,000   2,643,116
   Western New England College, AMBAC Insured, 5.00%, 7/01/28 ..........................................    4,000,000   3,538,840
   WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 ...............................    4,000,000   3,541,280
   Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 ...........................    3,720,000   3,525,295
   Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 .................    3,500,000   3,412,850
   Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ................    4,000,000   3,628,400
Massachusetts State Port Authority Revenue,
   Series A, FGIC Insured, 7.50%, 7/01/20 ..............................................................    3,980,000   4,145,648
   Series A, FGIC Insured, Pre-Refunded, 7.50%, 7/01/20 ................................................    1,220,000   1,280,829
   Series A, FSA Insured, 5.125%, 7/01/17 ..............................................................    5,000,000   4,761,000
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ..................................    2,215,000   2,184,876
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ..................................    2,610,000   2,545,925
   Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/27 ..................................    1,500,000   1,449,765
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ...................................    7,450,000   7,272,914
   Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ...................................    3,000,000   2,930,970
   US Air Project, Series A, MBIA Insured, 5.875%, 9/01/23 .............................................    4,500,000   4,468,500
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
   Series A, MBIA Insured, 5.00%, 1/01/27 ..............................................................    4,500,000   4,020,345
   Series A, MBIA Insured, 5.00%, 1/01/37 ..............................................................   10,000,000   8,715,000
   Sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 .......................................   10,000,000   8,903,900
Massachusetts State Turnpike Authority Western Turnpike Revenue, Series A, MBIA Insured, 5.55%, 1/01/17     1,865,000   1,862,781
Massachusetts State Water Resources Authority Revenue, Refunding, Series B, MBIA Insured, 5.00%, 3/01/22    1,500,000   1,357,245
Melrose Municipal Purpose GO, MBIA Insured,
   6.00%, 8/15/11 ......................................................................................      200,000     211,134
   6.05%, 8/15/12 ......................................................................................      200,000     210,876
   6.10%, 8/15/13 ......................................................................................      200,000     212,578
   6.10%, 8/15/14 ......................................................................................      200,000     212,668
Millis School Project GO, Unlimited Tax, AMBAC Insured, 7.40%,
   5/01/06 .............................................................................................      270,000     280,301
   5/01/07 .............................................................................................      270,000     280,209
   5/01/08 .............................................................................................      270,000     280,282
Norfolk GO, AMBAC Insured, 6.00%,
   1/15/10 .............................................................................................      450,000     470,277
   1/15/11 .............................................................................................      425,000     443,947
   1/15/12 .............................................................................................      375,000     393,154
   1/15/13 .............................................................................................      300,000     315,300
North Andover GO, FGIC Insured, 5.50%,
   1/15/14 .............................................................................................      850,000     860,489
   1/15/15 .............................................................................................      420,000     423,641
North Andover Municipal Purpose GO, Limited Tax, MBIA Insured, 7.40%, 9/15/09 ..........................      300,000     316,710
North Attleborough GO,
   Limited Tax, AMBAC Insured, Pre-Refunded, 7.20%, 6/01/09 ............................................      125,000     130,730
   MBIA Insured, 5.70%, 1/15/16 ........................................................................      850,000     869,797
Northhampton GO, MBIA Insured, 5.60%, 5/15/17 ..........................................................    1,085,000   1,085,705
Plymouth County COP, Correctional Facility Project, AMBAC Insured, 5.00%, 4/01/22 ......................    3,500,000   3,166,170
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ........................      190,000     196,722
Salem GO, AMBAC Insured,
   6.70%, 8/15/05 ......................................................................................      425,000     448,983
   6.80%, 8/15/07 ......................................................................................      500,000     528,655
Somerville Housing Authority Revenue, Clarendon Hill, GNMA Secured, 7.95%, 11/20/30 ....................    3,000,000   3,095,670
South Essex Sewer District GO,
   AMBAC Insured, 6.25%, 11/01/11 ......................................................................      330,000     346,061
   Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ................................................    2,800,000   3,150,112
Southbridge GO, AMBAC Insured, 6.375%, 1/01/12 .........................................................    2,375,000   2,506,338



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
 FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Whately GO, AMBAC Insured,
    6.20%, 1/15/07 .................................................................................  $    215,000  $    225,339
    6.30%, 1/15/08 .................................................................................       215,000       225,765
    6.40%, 1/15/10 .................................................................................       200,000       210,732
 Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ..................................     1,335,000     1,411,856
 Worcester Municipal Purpose Loan, Refunding, Series A, AMBAC Insured, 5.25%, 8/01/16 ..............     1,410,000     1,368,413
                                                                                                                    ------------
 TOTAL LONG TERM INVESTMENTS (COST $346,590,859) ...................................................                 350,458,458
                                                                                                                    ------------

(a)SHORT TERM INVESTMENTS 1.3%

 Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
   Series D, MBIA Insured, Daily VRDN and Put, 2.80%, 1/01/35 (Cost $4,700,000) ....................     4,700,000     4,700,000
                                                                                                                    ------------
 TOTAL INVESTMENTS (COST $351,290,859) 98.8% .......................................................                 355,158,458
 OTHER ASSETS, LESS LIABILITIES 1.2% ...............................................................                   4,161,783
                                                                                                                    ------------
 NET ASSETS 100.0% .................................................................................                $359,320,241
                                                                                                                    ============


See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                          YEAR ENDED FEBRUARY 28,
                                           AUGUST 31, 1999    ----------------------------------------------------------------------
CLASS A                                    (UNAUDITED)***         1999          1998         1997          1996(1)         1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of period ...    $      12.28      $    12.20    $    12.00    $    12.09    $    11.76      $    12.24
                                            ----------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .................             .30             .61           .63           .66           .68             .69
 Net realized and unrealized
  gains (losses) .......................            (.56)            .13           .34          (.09)          .34            (.48)
                                            ----------------------------------------------------------------------------------------
Total from investment operations .......            (.26)            .74           .97           .57          1.02             .21
                                            ----------------------------------------------------------------------------------------
Less distributions from:
 Net investment income .................            (.30)(4)        (.61)         (.63)         (.66)(3)      (.69)(2)        (.69)
 In excess of net investment income ....              --              --          (.01)           --            --              --
 Net realized gains ....................              --            (.05)         (.13)           --            --              --
                                            ----------------------------------------------------------------------------------------
Total distributions ....................            (.30)           (.66)         (.77)         (.66)         (.69)           (.69)
                                            ----------------------------------------------------------------------------------------
Net asset value, end of period .........    $      11.72      $    12.28    $    12.20    $    12.00    $    12.09      $    11.76
                                            ========================================================================================
Total return* ..........................           (2.11)%          6.23%         8.37%         4.90%         8.86%           1.87%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $  1,151,515      $1,161,345    $1,142,565    $1,111,537    $1,115,454      $1,037,717
Ratios to average net assets:
 Expenses ..............................             .64%**          .63%          .63%          .62%          .62%            .61%
 Net investment income .................            4.98%**         4.98%         5.24%         5.52%         5.65%           5.87%
Portfolio turnover rate ................            3.87%           7.37%        20.08%        30.03%         9.38%           9.12%


CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)
Net asset value, beginning of period ...    $      12.36      $    12.27    $    12.07    $    12.14    $    11.77
                                            ------------      ----------    ----------    ----------    ----------
Income from investment operations:
 Net investment income .................             .27             .55           .57           .59           .51


 Net realized and unrealized
   gains (losses) ......................            (.56)            .13           .33          (.07)          .37
                                            ------------      ----------    ----------    ----------    ----------
Total from investment operations .......            (.29)            .68           .90           .52           .88
                                            ------------      ----------    ----------    ----------    ----------
Less distributions from:
 Net investment income .................            (.27)4          (.54)         (.57)         (.59)         (.51)
 Net realized gains ....................              --            (.05)         (.13)           --            --
                                            ------------      ----------    ----------    ----------    ----------
Total distributions ....................            (.27)           (.59)         (.70)         (.59)         (.51)
                                            ------------      ----------    ----------    ----------    ----------
Net asset value, end of period .........    $      11.80      $    12.36    $    12.27    $    12.07    $    12.14
                                            ======================================================================

Total return* ..........................           (2.40)%          5.71%         7.70%         4.44%         7.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......    $     53,635      $   49,970    $   32,873    $   20,162    $    6,683
Ratios to average net assets:
 Expenses ..............................            1.20%**         1.19%         1.20%         1.19%         1.20%**
 Net investment income .................            4.42%**         4.42%         4.67%         4.94%         5.03%**
Portfolio turnover rate ................            3.87%           7.37%        20.08%        30.03%         9.38%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.

(3)Includes distributions in excess of net investment income in the amount of $.002.

(4)Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                        PRINCIPAL
 FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.5%
 Allegan Public School, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ................................   $ 4,165,000   $ 4,415,858
   Allendale Public School, MBIA Insured,
     5.875%, 5/01/14 ...............................................................................     1,335,000     1,390,149
   Pre-Refunded, 5.875%, 5/01/14 ...................................................................       665,000       708,996
   School Building, Pre-Refunded, 6.00%, 5/01/24 ...................................................     3,750,000     4,017,638
Almont Community Schools, FGIC Insured, 5.50%, 5/01/26 .............................................     1,925,000     1,862,149
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ..............................     1,665,000     1,752,062
Anchor Bay School District, MBIA Insured, Pre-Refunded, 5.50%, 5/01/26 .............................     7,380,000     7,707,377
Avondale School District, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ..............................     4,000,000     4,240,920
Bath Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/25 ..............................     1,625,000     1,734,265
Battle Creek Downtown Development Authority, Refunding, MBIA Insured, 5.125%, 5/01/20 ..............     4,500,000     4,198,185
Berkley City School District, FGIC Insured, Pre-Refunded,
   5.625%, 1/01/15 .................................................................................     2,060,000     2,172,785
   6.00%, 1/01/19 ..................................................................................     2,125,000     2,278,595
Big Rapids Public School District, Building and Site, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25 ..     1,470,000     1,554,099
Brandon School District, FGIC Insured, Pre-Refunded, 5.875%,
   5/01/16 .........................................................................................     5,540,000     5,948,852
   5/01/26 .........................................................................................     7,000,000     7,516,600
Breitung Township School District GO,
   FSA Insured, Pre-Refunded, 7.20%, 5/01/19 .......................................................     7,500,000     7,673,325
   Refunding, MBIA Insured, 6.30%, 5/01/15 .........................................................     2,935,000     3,086,974
Byron Center Public Schools,
   MBIA Insured, Pre-Refunded, 5.875%, 5/01/24 .....................................................     5,115,000     5,470,697
   Refunding, MBIA Insured, 5.875%, 5/01/24 ........................................................       135,000       136,060
Cadillac Area Public Schools GO, FGIC Insured,
   5.50%, 5/01/22 ..................................................................................     2,605,000     2,535,733
   Pre-Refunded, 5.50%, 5/01/22 ....................................................................     2,770,000     2,895,287
Caledonia Community Schools,
   MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ......................................................     4,500,000     4,799,565
   Refunding, AMBAC Insured, 6.625%, 5/01/14 .......................................................     3,750,000     3,979,050
   Refunding, AMBAC Insured, 5.50%, 5/01/22 ........................................................     1,500,000     1,460,115
Calumet, Laurium and Keweenaw Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 ........       875,000       936,451
Cedar Springs Public School District, MBIA Insured, Pre-Refunded, 5.875%,
   5/01/19 .........................................................................................     2,425,000     2,595,308
   5/01/24 .........................................................................................     3,875,000     4,138,694
Central Michigan University Revenue, FGIC Insured,
   5.00%, 10/01/27 .................................................................................       500,000       441,095
   Pre-Refunded, 5.625%, 10/01/22 ..................................................................     2,500,000     2,638,925
Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .................................     8,850,000     8,379,534
Chelsea School District, FGIC Insured, Pre-Refunded, 5.875%, 5/01/25 ...............................     3,140,000     3,358,356
Chippewa County Hospital Financing Authority Revenue, Chippewa County War
   Memorial Hospital, Refunding, Series B, 5.625%, 11/01/14 ........................................       650,000       622,778
Coldwater Community Schools, MBIA Insured, Pre-Refunded,
   6.20%, 5/01/15 ..................................................................................     1,100,000     1,196,613
   6.30%, 5/01/23 ..................................................................................     1,700,000     1,856,383
De Witt Public Schools, AMBAC Insured, Pre-Refunded,
   5.70%, 5/01/21 ..................................................................................     6,905,000     7,298,930
   5.50%, 5/01/26 ..................................................................................     5,500,000     5,743,980
Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...............................................     1,000,000       954,850
   Series A, FGIC Insured, 5.75%, 11/15/15 .........................................................       100,000       101,425
   Series A, FGIC Insured, 5.875%, 11/15/25 ........................................................     4,400,000     4,478,276
Detroit GO, City School District, Series A, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/25 ............    14,000,000    14,997,220
Detroit Local Development Finance Authority, Refunding, Series A, 5.375%, 5/01/21 ..................       100,000        94,435
Detroit Sewage Disposal Revenue,
   Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ...............................................    12,585,000    11,957,009
   Series A, MBIA Insured, 5.50%, 7/01/20 ..........................................................       215,000       210,803
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................    20,000,000    17,827,000


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                   PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Detroit Water Supply System Revenue,
   FGIC Insured, Pre-Refunded, 7.25%, 7/01/20 .................................................   $ 3,500,000   $ 3,670,380
   Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ...............................................     5,000,000     5,227,850
   Series A, MBIA Insured, 5.00%, 7/01/27 .....................................................     5,750,000     5,096,340
Detroit/Wayne County Stadium Authority, FGIC Insured, 5.25%, 2/01/27 ..........................     5,500,000     5,115,385
Dexter Community Schools, Refunding, AMBAC Insured, 5.70%, 5/01/14 ............................     1,050,000     1,067,147
East Detroit School District GO, FGIC Insured,
   6.10%, 5/01/16 .............................................................................     1,025,000     1,070,746
   Pre-Refunded, 6.10%, 5/01/16 ...............................................................     4,975,000     5,405,537
East Lansing Building Authority GO, Refunding, AMBAC Insured, 7.00%, 10/01/16 .................     1,250,000     1,277,413
Eastern Michigan University Revenue,
   FGIC Insured, 5.50%, 6/01/27 ...............................................................     9,100,000     8,822,359
   Refunding, AMBAC Insured, 6.375%, 6/01/14 ..................................................     1,000,000     1,047,950
Eaton Rapids Public Schools, Building and Site, MBIA Insured, Pre-Refunded, 5.50%, 5/01/20 ....     2,435,000     2,558,089
Ecorse Public School District, FGIC Insured, 5.50%, 5/01/17 ...................................     5,000,000     4,932,950
Farmington Hills EDC Revenue, Botsford Continuing Care,
    Series A, MBIA Insured, 5.75%, 2/15/25 ....................................................       100,000       100,537
Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital,
    Refunding, Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/15/14 ...........................    10,140,000    10,759,351
Ferndale School District GO,
   FGIC Insured, 5.50%, 5/01/22 ...............................................................     4,525,000     4,404,680
   Refunding, FGIC Insured, 5.375%, 5/01/21 ...................................................     4,185,000     4,016,679
Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
   6.15%, 10/01/14 ............................................................................     1,000,000     1,082,160
   6.25%, 10/01/19 ............................................................................     1,000,000     1,085,860
Ferris State University Revenue, AMBAC Insured, Pre-Refunded,
   5.75%, 10/01/17 ............................................................................     2,500,000     2,666,725
   5.85%, 10/01/22 ............................................................................     2,500,000     2,682,450
   5.90%, 10/01/26 ............................................................................     6,840,000     7,360,729
Fowlerville Community School District,
   MBIA Insured, Pre-Refunded, 5.60%, 5/01/21 .................................................     2,000,000     2,101,420
   Refunding, FGIC Insured, 5.75%, 5/01/20 ....................................................     2,150,000     2,155,977
Gladstone Area Public Schools GO, AMBAC Insured,
   5.50%, 5/01/26 .............................................................................       695,000       672,308
   Pre-Refunded, 5.50%, 5/01/26 ...............................................................       805,000       840,710
Godfrey-Lee Public School District GO, MBIA Insured, 5.50%, 5/01/27 ...........................     1,150,000     1,110,325
Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue,
    Refunding, MBIA Insured, 5.95%, 1/01/15 ...................................................     1,015,000     1,045,186
   6.05%, 1/01/25 .............................................................................       500,000       514,130
Grand Haven Area Public Schools GO,
   MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 .................................................     4,540,000     4,871,057
   Refunding, MBIA Insured, 6.05%, 5/01/14 ....................................................       460,000       485,042
Grand Ledge Public School District GO,
   MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 .................................................    10,000,000    11,044,800
   Refunding, MBIA Insured, 5.375%, 5/01/24 ...................................................    13,105,000    12,493,521
Grand Rapids Downtown Development Authority Tax Increment Revenue,
     MBIA Insured, 6.875%, 6/01/24 ............................................................     7,500,000     8,132,400
Grand Rapids Sanitary Sewer System Revenue, Refunding and Improvement,
     MBIA Insured, Pre-Refunded, 6.00%, 1/01/20 ...............................................     3,850,000     3,877,951
Grand Rapids Water Supply System Revenue, FGIC Insured, Pre-Refunded, 7.25%, 1/01/20 ..........     5,375,000     5,541,840
Grand Traverse County Building Authority GO, AMBAC Insured, Pre-Refunded, 5.75%, 9/01/15 ......     1,700,000     1,792,480
Grand Traverse County Hospital Revenue, Munson Healthcare, Series A, AMBAC Insured,
   6.25%, 7/01/12 .............................................................................       815,000       860,086
   6.25%, 7/01/22 .............................................................................     2,395,000     2,508,667
   Pre-Refunded, 6.25%, 7/01/12 ...............................................................     1,685,000     1,802,765
   Pre-Refunded, 6.25%, 7/01/22 ...............................................................     5,505,000     5,889,744
Greenville Public School Building GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/19 ..............     2,010,000     2,132,530
Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ............     5,250,000     5,649,473
Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 ................     2,000,000     1,808,300
Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 ......     4,400,000     4,131,248
Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 ....................     4,715,000     5,138,926



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                 PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Haslett Public School District GO,
   FSA Insured, Pre-Refunded, 7.50%, 5/01/20 ................................................   $ 4,000,000   $ 4,139,240
   MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ...............................................     3,900,000     4,122,495
   Refunding, FSA Insured, 6.625%, 5/01/19 ..................................................     3,875,000     4,102,695
Hastings School District GO, FGIC Insured, Pre-Refunded, 5.625%, 5/01/15 ....................     1,000,000     1,057,210
Holland School District GO, Refunding, AMBAC Insured, 6.375%, 5/01/10 .......................     2,000,000     2,106,220
Holly Area School District GO, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25 ..................     8,775,000     9,277,018
Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
   5.70%, 5/01/21 ...........................................................................     4,000,000     4,228,200
   5.50%, 5/01/26 ...........................................................................     1,000,000     1,044,360
Houghton-Portage Township School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/14 ......     2,000,000     2,091,320
Howell Public Schools GO, MBIA Insured, 5.60%, 5/01/21 ......................................     3,475,000     3,431,771
Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
   6.05%, 5/01/19 ...........................................................................     2,000,000     2,163,160
   6.10%, 5/01/24 ...........................................................................     2,000,000     2,167,320
Huron Valley School District GO,
   FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 ..............................................       100,000       106,816
   FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 ...............................................     2,450,000     2,597,564
   Refunding, FGIC Insured, 6.125%, 5/01/20 .................................................    11,535,000    11,829,950
Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 .......................       130,000       138,674
Kalamazoo Downtown Development, Refunding, 5.35%, 4/01/18 ...................................       200,000       195,844
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
   Borgess Medical Center, Series A, AMBAC Insured, 5.625%, 6/01/14 .........................     3,805,000     3,832,054
   Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 .....    26,165,000    26,544,636
   Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
     Pre-Refunded, 6.25%, 5/15/12 ...........................................................     5,000,000     5,401,000
   Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
     Pre-Refunded, 6.375%, 5/15/17 ..........................................................     2,460,000     2,667,673
   Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ......................       250,000       237,693
   Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 ......................    15,000,000    14,454,150
Kelloggsville Public School District GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/13 .........     1,000,000     1,058,610
Kenowa Hills Public Schools, MBIA Insured, 5.875%,
   5/01/21 ..................................................................................     1,510,000     1,524,345
   5/01/26 ..................................................................................     9,000,000     9,140,220
Kent County Building Authority GO, 5.00%, 6/01/26 ...........................................    21,885,000    19,545,931
Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System,
    Series A, MBIA Insured, Pre-Refunded, 5.625%, 1/15/26 ...................................    15,500,000    16,510,755
Lake Linden-Hubbell Public Schools, FSA Insured,
   5.40%, 5/01/18 ...........................................................................       825,000       801,331
   5.50%, 5/01/23 ...........................................................................       675,000       654,966
Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ...........     2,200,000     2,149,400
Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%,
   5/01/17 ..................................................................................     4,500,000     4,439,655
   5/01/20 ..................................................................................     3,540,000     3,458,580
Lake Superior State University Revenue, AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 .......     1,500,000     1,654,260
Lakeshore Public Schools GO, Berrien County, MBIA Insured, 5.70%, 5/01/22 ...................     3,500,000     3,495,275
Lakeview Community Schools GO,
   FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ...............................................       100,000       106,023
   Refunding, MBIA Insured, 6.75%, 5/01/13 ..................................................     1,500,000     1,577,220
Lakewood Public Schools GO, MBIA Insured,
   5.375%, 5/01/20 ..........................................................................     3,300,000     3,174,369
   5.75%, 5/01/22 ...........................................................................     2,200,000     2,204,620
Lansing Building Authority, Refunding, MBIA Insured, 5.60%, 6/01/19 .........................     1,470,000     1,456,006
Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
     Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 .....................................     2,115,000     1,994,974
Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured,
    Pre-Refunded, 6.00%, 5/01/25 ............................................................     3,500,000     3,764,950
Lincoln Consolidated School District GO, FSA Insured, 5.00%, 5/01/28 ........................     2,000,000     1,795,520
Lincoln Consolidated School District,
   FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ...............................................       130,000       139,524
   Refunding, FGIC Insured, 5.85%, 5/01/21 ..................................................        10,000        10,081



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Lincoln Park School District,
   FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 ......................................................   $ 2,885,000   $ 3,093,845
   FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ......................................................     6,050,000     6,505,081
   Refunding, FGIC Insured, 5.00%, 5/01/26 .........................................................       400,000       359,808
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
     Refunding, Series D, FSA Insured,
   5.875%, 4/01/11 .................................................................................     4,525,000     4,711,747
   6.10%, 4/01/19 ..................................................................................     5,225,000     5,458,610
Marysville Public School District, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ......................     1,100,000     1,167,056
Mason Public School District GO, FGIC Insured, 5.40%, 5/01/21 ......................................     1,400,000     1,348,004
Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 .................     2,675,000     2,727,350
Merrill Community School District GO, FGIC Insured, 5.60%, 5/01/26 .................................     4,000,000     4,202,840
Michigan Higher Education Student Loan Authority Revenue, Series XIII-A, MBIA Insured,
   7.40%, 10/01/04 .................................................................................     1,360,000     1,407,029
   7.55%, 10/01/08 .................................................................................     1,325,000     1,368,646
Michigan Municipal Bond Authority Revenue,
   Local Government Loan Program Revenue Sharing, 5.20%, 11/01/19 ..................................       330,000       302,580
   Local Government Loan Program, Refunding, Series G, AMBAC Insured, 6.75%, 11/01/14 ..............     6,490,000     7,176,123
   Local Government Loan Program, Refunding, Series G, AMBAC Insured, 6.80%, 11/01/14 ..............     1,650,000     1,799,606
   Local Government Loan Program, Refunding, Series G, AMBAC Insured, 6.80%, 11/01/23 ..............       825,000       910,495
   Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ..........................     3,790,000     3,979,045
Michigan State Building Authority Revenue,
   Detroit Regional Prisons, Series I, MBIA Insured, Pre-Refunded, 7.25%, 10/01/08 .................    10,000,000    10,028,300
   Facilities Program, Refunding, Series 1, 4.75%, 10/15/21 ........................................       500,000       431,105
   Refunding, Series I, AMBAC Insured, 6.25%, 10/01/20 .............................................     1,500,000     1,558,440
   Series II, MBIA Insured, 6.25%, 10/01/20 ........................................................     4,645,000     4,839,997
   Series II, MBIA Insured, ETM, 7.40%, 4/01/01 ....................................................     2,140,000     2,176,915
Michigan State Comprehensive Transportation Revenue, Series A, MBIA Insured, 5.50%, 5/15/22 ........     4,500,000     4,391,370
Michigan State HDA,
   Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 .................................       200,000       204,682
   SFMR, Refunding, Series B, 6.20%, 6/01/27 .......................................................        70,000        71,796
   SFMR, Refunding, Series E, 6.20%, 12/01/27 ......................................................       295,000       300,994
   SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 ...................................................     2,500,000     2,525,500
   SFMR, Series A, AMBAC Insured, 6.05%, 12/01/27 ..................................................     1,000,000     1,015,330
   SFMR, Series D, 5.95%, 12/01/16 .................................................................       250,000       254,598
Michigan State Hospital Finance Authority Revenue,
   Crittenton Hospital, Series A, FGIC Insured, 6.75%, 3/01/20 .....................................     1,750,000     1,795,973
   Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24 .....    15,000,000    14,277,150
   Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27 .....    10,000,000     9,217,300
   Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 .........................................    10,000,000     9,051,300
   Holland Community Hospital, AMBAC Insured, 5.625%, 1/01/28 ......................................     3,000,000     2,959,980
   Hospital-Charity Obligation Group, Series A, 5.125%, 11/01/29 ...................................       800,000       706,920
   Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ........................    10,525,000    10,691,927
   Mercy Health Services, Series Q, AMBAC Insured, 5.375%, 8/15/26 .................................    12,090,000    11,424,808
   Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/16 .................................     1,500,000     1,460,115
   Mercy Health Services, Series R, AMBAC Insured, 5.375%, 8/15/26 .................................     1,750,000     1,653,715
   Mercy Health Services, Series U, 5.75%, 8/15/26 .................................................       300,000       293,556
   Mercy Health Services, Series U, MBIA Insured, 5.75%, 8/15/26 ...................................     2,300,000     2,301,633
   Mercy Health Services, Series W, FSA Insured, 5.25%, 8/15/27 ....................................     8,605,000     7,976,147
   Mid Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ................     7,500,000     7,091,775
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ......................     7,050,000     6,151,196
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .....................    10,375,000     9,376,821
   Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/26 ......................       500,000       441,465
   Presbyterian Villages Obligation Group, 6.375%, 1/01/15 .........................................       225,000       228,528
   Presbyterian Villages Obligation Group, 6.375%, 1/01/25 .........................................     1,250,000     1,260,775
   Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .........................................       100,000       101,693
   Sparrow Obligation Group, Refunding, MBIA Insured, 6.50%, 11/15/11 ..............................     1,500,000     1,577,595
   St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.00%, 5/15/13 .........................     3,445,000     3,567,125


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                       PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Michigan State Hospital Finance Authority Revenue, (cont.)
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 5/15/14 ........................   $ 9,545,000   $ 9,994,760
    St. John's Hospital, Refunding, Series A, AMBAC Insured, 5.125%, 5/15/17 .......................    14,500,000    13,592,300
 Michigan State Strategic Fund Limited Obligation Revenue,
    Detroit Edison Co., Pollution Project, Refunding, FGIC Insured, 6.875%, 12/01/21 ...............    20,000,000    21,138,400
    Detroit Edison Co., Pollution Project, Refunding, Series AA, FGIC Insured, 6.95%, 5/01/11 ......     5,000,000     5,771,700
    Detroit Edison Co., Pollution Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 .....     3,000,000     3,518,760
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.05%, 10/01/23 .....     1,285,000     1,329,063
    Detroit Edison Co., Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%, 8/15/25 ......    10,250,000    10,760,450
    Detroit Edison Co., Pollution Project, Refunding, Series CC, FGIC Insured, 6.95%, 9/01/21 ......     5,540,000     5,859,326
    Detroit Edison Co., Pollution Project, Refunding, Series CC, MBIA Insured, 6.05%, 10/01/23 .....     5,825,000     6,024,739
    Hope Network Project, Refunding, Series B, 5.125%, 9/01/13 .....................................       600,000       579,372
    St. John-Bon Secours Continuing Care, 7.90%, 11/15/16 ..........................................     1,800,000     1,826,154
    Worthington Armstrong Venture, 5.75%, 10/01/22 .................................................       350,000       339,549
 Michigan State Trunk Line,
    Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 .............................................     5,500,000     4,894,615
    Refunding, Series B, AMBAC Insured, 5.50%, 10/01/21 ............................................     1,400,000     1,396,388
    Refunding, Series B, MBIA Insured, 5.50%, 10/01/21 .............................................     4,500,000     4,488,390
    Series A, FGIC Insured, 5.50%, 10/01/21 ........................................................     1,475,000     1,471,195
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/20 .........................................     2,765,000     2,938,642
    Series A, FGIC Insured, Pre-Refunded, 5.80%, 11/15/24 ..........................................     6,000,000     6,458,640
    Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 .........................................     8,990,000     9,554,572
 Monroe County PCR, Detroit Edison Co.,
    Series 1, MBIA Insured, 6.875%, 9/01/22 ........................................................     4,000,000     4,255,600
    Series 1-B, MBIA Insured, 6.55%, 9/01/24 .......................................................     4,000,000     4,203,680
    Series CC, AMBAC Insured, 7.50%, 12/01/19 ......................................................    10,000,000    10,366,200
    Series CC, MBIA Insured, 6.55%, 6/01/24 ........................................................     1,150,000     1,206,362
 Morley-Stanwood Community Schools, Building and Site, FGIC Insured,
      Pre-Refunded, 5.625%, 5/01/21 ................................................................     2,000,000     2,114,420
 Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
    5/01/18 ........................................................................................     1,900,000     1,812,885
    5/01/21 ........................................................................................     2,000,000     1,888,680
 Northern Michigan University Revenue, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/13 ................     1,715,000     1,815,568
 Northview Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/21 ......................     3,450,000     3,151,472
 Northview Public Schools District GO, MBIA Insured,
    5.80%, 5/01/21 .................................................................................       235,000       236,567
    Pre-Refunded, 5.80%, 5/01/21 ...................................................................     4,265,000     4,561,673
 Novi Community School District GO,
    Building and Site, FGIC Insured, 5.30%, 5/01/21 ................................................     1,960,000     1,863,000
    FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 ....................................................     4,750,000     5,108,293
 Oakland County EDC, Limited Obligation Revenue, Cranbrook Educational Community,
      Refunding, 5.00%, 11/01/17 ...................................................................       500,000       455,935
 Oakland, Washtenaw, etc. Counties Community College District, AMBAC Insured, 6.65%, 5/01/11 .......     3,500,000     3,765,160
 Oakridge Public Schools GO, FSA Insured,
    5.00%, 5/01/23 .................................................................................       500,000       452,995
    5.125%, 5/01/28 ................................................................................       500,000       456,315
 Paw Paw Public School District, Building and Site, FGIC Insured, Pre-Refunded, 5.625%, 5/01/25 ....     3,500,000     3,673,215
 Petoskey Hospital Finance Authority Facilities Revenue, Northern Michigan Hospital,
      MBIA Insured, Pre-Refunded,
    7.00%, 11/15/07 ................................................................................     4,500,000     4,620,015
    6.75%, 11/15/19 ................................................................................     1,000,000     1,026,180
 Pinckney Community Schools, Livingston and Washtenaw Counties, FGIC Insured, 5.50%, 5/01/27 .......    10,700,000    10,330,850
 Plymouth-Canton Community School District,
    Refunding, AMBAC Insured, 5.50%, 5/01/13 .......................................................     4,000,000     4,017,040
    Series C, FGIC Insured, Pre-Refunded, 6.50%, 5/01/16 ...........................................     3,500,000     3,756,690
    Series C, MBIA Insured, Pre-Refunded, 6.50%, 5/01/16 ...........................................     3,000,000     3,220,020
 Port Huron School District,
    FSA Insured, Pre-Refunded, 7.25%, 5/01/15 ......................................................     5,500,000     5,736,280
    Refunding, AMBAC Insured, 6.00%, 5/01/12 .......................................................     4,500,000     4,696,065
 Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
    6.10%, 10/01/14 ................................................................................       770,000       817,286
    6.20%, 10/01/20 ................................................................................       670,000       700,666


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Portage Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 .............................   $ 2,750,000   $ 2,899,683
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    ETM, 8.75%, 7/01/00 ............................................................................       500,000       521,110
    Pre-Refunded, 9.00%, 7/01/09 ...................................................................     2,500,000     2,947,500
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, 6.75%, 7/01/06 .....................       830,000       840,956
 Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14 ....     3,400,000     3,592,338
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ...................     1,290,000     1,340,671
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ........................     8,700,000     9,193,029
 Redford USD GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ........................................    14,090,000    15,229,599
 Rockford Public Schools GO, Refunding,
    AMBAC Insured, 5.875%, 5/01/19 .................................................................     3,900,000     3,931,980
    FGIC Insured, 5.25%, 5/01/22 ...................................................................     1,250,000     1,177,313
    FGIC Insured, 5.25%, 5/01/27 ...................................................................     3,000,000     2,793,270
    FSA Insured, 5.875%, 5/01/19 ...................................................................     3,150,000     3,175,830
    MBIA Insured, 5.875%, 5/01/12 ..................................................................     1,850,000     1,919,542
    MBIA Insured, 5.875%, 5/01/19 ..................................................................     1,925,000     1,940,785
 Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
    5/01/13 ........................................................................................       690,000       706,312
    5/01/17 ........................................................................................     1,200,000     1,207,368
    5/01/22 ........................................................................................     5,435,000     5,444,892
 Royal Oak Hospital Finance Authority Revenue, Refunding, MBIA Insured, 6.25%, 1/01/19 .............     5,000,000     5,169,400
 Saginaw Hospital Finance Authority Revenue,
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ....................     4,850,000     4,636,067
    Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 .....................     2,750,000     2,624,545
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 ................     5,325,000     5,572,187
    St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 .................     2,000,000     2,085,340
    St. Luke's Hospital Project, Refunding, Series C, MBIA Inusred, 6.00%, 7/01/21 .................     3,875,000     3,913,246
    St. Luke's Hospital Project, Refunding, Series D, MBIA Insured, 6.50%, 7/01/11 .................     1,000,000     1,046,590
 Saginaw Valley State University Revenue, AMBAC Insured, 5.25%, 7/01/19 ............................     2,540,000     2,419,553
 Saranac Community School District GO, MBIA Insured, 5.25%, 5/01/21 ................................     1,350,000     1,274,859
 Sault Ste. Marie Water Treatment GO, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 ..................     2,000,000     2,040,000
 Schoolcraft Community School District GO, FGIC Insured,
    Pre-Refunded, 5.75%, 5/01/21 ...................................................................     3,575,000     3,790,323
    Pre-Refunded, 5.375%, 5/01/26 ..................................................................     1,000,000     1,036,430
 Shelby Public School District GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/21 .....................     1,925,000     2,032,319
 South Haven Public Schools GO, Refunding, FGIC Insured, 5.50%,
    5/01/13 ........................................................................................     1,000,000     1,009,110
    5/01/17 ........................................................................................     1,725,000     1,701,868
 South Redford School District GO, FGIC Insured,
    5.50%, 5/01/22 .................................................................................     3,155,000     3,071,109
    Pre-Refunded, 5.50%, 5/01/22 ...................................................................     1,455,000     1,519,544
 St. Clair County Building Authority GO, MBIA Insured, 5.25%,
    4/01/18 ........................................................................................     2,065,000     1,970,630
    4/01/21 ........................................................................................     2,400,000     2,266,752
 St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series DD,
     AMBAC Insured, 6.05%, 8/01/24 .................................................................     7,745,000     7,962,557
 St. John's Public Schools, FGIC Insured, Pre-Refunded,
    5.625%, 5/01/20 ................................................................................     7,000,000     7,400,470
    5.75%, 5/01/25 .................................................................................     2,000,000     2,126,760
 Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ........................     1,000,000     1,070,330
 Thornapple Kellogg School District, FGIC Insured, 5.375%, 5/01/22 .................................     1,960,000     1,876,955
 Three Rivers Community Schools, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23 .....     2,400,000     2,594,112
 Traverse City Area Public Schools GO, Building and Site, Series I, MBIA Insured,
     Pre-Refunded, 5.70%, 5/01/20 ..................................................................     4,550,000     4,827,141
 University of Michigan Revenues, Medical Service Plan, MBIA Insured,
      Pre-Refunded, 6.50%, 12/01/21 ................................................................     2,365,000     2,527,476
 Vestaburg Community Schools GO, Refunding, MBIA Insured, 5.50%, 5/01/26 ...........................     1,000,000       967,350
 Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
    5/01/12 ........................................................................................     2,175,000     2,234,682
    5/01/20 ........................................................................................     1,000,000       992,070



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                   PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Walled Lake Consolidated School District GO, Refunding, MBIA Insured, 5.50%, 5/01/22 ..........   $ 3,000,000   $    2,920,230
Wayland USD GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ....................................     2,000,000        2,225,360
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
    Series A, MBIA Insured, 5.25%, 12/01/18 ...................................................     5,500,000        5,175,775
    Series A, MBIA Insured, 5.00%, 12/01/22 ...................................................    10,100,000        9,003,948
    Sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 .............................     1,000,000          958,160
    Sub. lien, Series B, MBIA Insured, 6.875%, 12/01/11 .......................................       300,000          317,736
    Sub. lien, Series B, MBIA Insured, 6.75%, 12/01/21 ........................................     2,000,000        2,109,040
 Wayne County Airport Revenue, sub. lien, Series B, AMBAC Insured, 6.00%, 12/01/20 ............    10,585,000       10,664,493
 Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ...............................     8,150,000        7,369,475
 Wayne-Westland Community Schools GO, Refunding, FGIC Insured, 6.10%, 5/01/13 .................     2,275,000        2,387,408
 West Ottawa Public School District GO,
    FGIC Insured, 5.60%, 5/01/21 ..............................................................     2,355,000        2,325,704
    FGIC Insured, 5.60%, 5/01/26 ..............................................................    12,100,000       11,869,132
    Refunding, FGIC Insured, 6.00%, 5/01/20 ...................................................     6,630,000        6,739,594
 Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ..........................     1,660,000        1,621,820
 Western Townships Utilities Authority GO, Sewer Disposal System, Refunding, FSA Insured,
    6.75%, 1/01/15 ............................................................................    18,710,000       19,456,903
    6.50%, 1/01/19 ............................................................................     4,915,000        5,080,144
 White Cloud Public Schools GO, Refunding, FSA Insured, 5.50%, 5/01/20 ........................     1,000,000          977,000
 Williamston Community School District GO, MBIA Insured, 5.375%, 5/01/15 ......................     4,900,000        4,856,145
 Williamston County GO, Refunding, AMBAC Insured, 6.90%, 11/01/17 .............................     1,800,000        1,913,274
 Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 ...................     1,800,000        1,827,270
 Wyandotte Electric Revenue, Refunding, MBIA Insured, 6.25%, 10/01/17 .........................     9,980,000       10,505,647
 Yale Public Schools District GO, AMBAC Insured,
    5.375%, 5/01/17 ...........................................................................     2,000,000        1,945,400
    5.50%, 5/01/19 ............................................................................     1,500,000        1,469,880
 Ypsilanti School District GO,
    FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ................................................     4,700,000        4,983,081
    Refunding, FGIC Insured, 5.375%, 5/01/26 ..................................................     4,750,000        4,514,353
 Zeeland Public Schools GO,
    FGIC Insured, 5.375%, 5/01/25 .............................................................     6,040,000        5,745,308
    Series B, MBIA Insured, Pre-Refunded, 6.05%, 5/01/19 ......................................     3,000,000        3,244,740
    Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ......................................     4,000,000        4,334,640
                                                                                                                --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,154,368,712) ............................................                  1,187,343,411
                                                                                                                --------------
(a)SHORT TERM INVESTMENTS .3%
 Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper Project,
   Refunding, Series C, Daily VRDN and Put, 2.80%, 12/01/23 ...................................       500,000          500,000
 Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital, Series B,
   MBIA Insured, Daily VRDN and Put, 3.00%, 2/15/16 ...........................................       100,000          100,000
 Flint Hospital Building Authority Revenue, Hurley Medical Center, Series B,
   Weekly VRDN and Put, 3.25%, 7/01/15 ........................................................       200,000          200,000
 Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.,
   Reserve 1, Refunding, Daily VRDN and Put, 2.80%, 9/01/30 ...................................       100,000          100,000
 Midland County EDC, Limited Obligation Revenue, Dow Chemical Co. Project,
   Refunding, Series B, Daily VRDN and Put, 2.85%, 12/01/15 ...................................     1,300,000        1,300,000
 Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series L,
   Daily VRDN and Put, 3.00%, 1/01/27 .........................................................       700,000          700,000
                                                                                                                --------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,900,000) ...............................................                      2,900,000
                                                                                                                --------------
 TOTAL INVESTMENTS (COST $1,157,268,712) 98.8% ................................................                  1,190,243,411
 OTHER ASSETS, LESS LIABILITIES 1.2% ..........................................................                     14,906,726
                                                                                                                --------------
 NET ASSETS 100.0% ............................................................................                 $1,205,150,137
                                                                                                                ==============

See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                           YEAR ENDED FEBRUARY 28,
                                                     AUGUST 31, 1999    -----------------------------------------------------------
CLASS A                                               (UNAUDITED)***       1999         1998        1997       1996(1)     1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  12.14         $  12.16     $  12.01    $  12.14   $  11.88     $  12.33
                                                       -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .29              .61          .64         .65        .67          .69
 Net realized and unrealized gains (losses) ...            (.58)             .01          .25        (.12)       .27         (.45)
                                                       -----------------------------------------------------------------------------
Total from investment operations ..............            (.29)             .62          .89         .53        .94          .24
                                                       -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.29)            (.62)(3)     (.64)       (.66)      (.68)        (.69)
 In excess of net investment income ...........            (.01)              --           --          --         --           --
 Net realized gains ...........................            (.02)            (.02)        (.10)         --         --           --(2)
                                                       -----------------------------------------------------------------------------
Total distributions ...........................            (.32)            (.64)        (.74)       (.66)      (.68)        (.69)
                                                       -----------------------------------------------------------------------------
Net asset value, end of period ................        $  11.53         $  12.14     $  12.16    $  12.01   $  12.14     $  11.88
                                                       =============================================================================

Total return* .................................           (2.37)%           5.18%        7.60%       4.54%      8.06%        2.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $490,291         $515,174     $495,315    $482,128   $492,139     $479,934
Ratios to average net assets:
 Expenses .....................................             .67%**           .67%         .65%        .66%       .66%         .66%
 Net investment income ........................            4.88%**          5.01%        5.29%       5.47%      5.58%        5.81%
Portfolio turnover rate .......................            6.29%           16.25%       14.87%      14.40%     17.72%       17.59%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $  12.19         $  12.21     $  12.05    $  12.17   $  11.89
                                                       -------------------------------------------------------------
Income from investment operations:
 Net investment income ........................             .26              .54          .57         .59        .50
 Net realized and unrealized gains (losses) ...            (.58)             .01          .26        (.12)       .28
                                                       -------------------------------------------------------------
Total from investment operations ..............            (.32)             .55          .83         .47        .78
                                                       -------------------------------------------------------------
Less distributions from:
 Net investment income ........................            (.26)            (.55)(3)     (.57)       (.59)      (.50)
 In excess of net investment income ...........            (.01)              --           --          --         --
 Net realized gains ...........................            (.02)            (.02)        (.10)         --         --
                                                       -------------------------------------------------------------
Total distributions ...........................            (.29)            (.57)        (.67)       (.59)      (.50)
                                                       -------------------------------------------------------------


Net asset value, end of period ................        $  11.58         $  12.19     $  12.21    $  12.05   $  12.17
                                                       =============================================================
Total return* .................................           (2.64)%           4.58%        7.04%       3.98%      6.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............        $ 23,217         $ 20,896     $ 10,131    $  4,844     $  1,152
Ratios to average net assets:
 Expenses .....................................            1.23%**          1.23%        1.22%       1.23%      1.25%**
 Net investment income ........................            4.32%**          4.44%        4.72%       4.87%      4.94%**
Portfolio turnover rate .......................            6.29%           16.25%       14.87%      14.40%     17.72%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions from net realized gains of $.004.

(3)Includes distributions in excess of net investment income in the amount of $.001.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                             AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 101.2%
 Albany ISD No. 745, Series A, FSA Insured, 6.00%, 2/01/16 ..............................................  $2,295,000  $2,411,563
 Albert Lea Minnesota ISD No. 241, MBIA Insured, 5.00%, 2/01/18 .........................................   2,000,000   1,869,660
 Anoka County Housing and Redevelopment Authority,
    City of Ramsey, Housing Development, AMBAC Insured, 5.00%, 1/01/28 ..................................   2,045,000   1,868,864
    Ice Arena, Series A, MBIA Insured, 5.70%, 2/01/23 ...................................................   2,195,000   2,201,453
 Anoka County Resource Recovery Revenue, Northern States Power Co., AMBAC Insured,
    7.15%, 12/01/08 .....................................................................................   2,100,000   2,155,797
 Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 ............................   4,870,000   4,968,423
 Benson ISD No. 777 GO, FSA Insured, 6.00%, 2/01/15 .....................................................     290,000     296,348
 Big Lake ISD No. 727, MBIA Insured,
    5.625%, 2/01/19 .....................................................................................     500,000     501,625
    5.70%, 2/01/21 ......................................................................................   3,085,000   3,103,325
 Bloomington Health Care Facilities Revenue, Masonic Home Care Center, AMBAC Insured,
    5.875%, 7/01/22 .....................................................................................   2,685,000   2,728,094
 Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
    MBIA Insured, 5.875%, 2/15/13 .......................................................................   3,500,000   3,622,500
 Buffalo GO,
    AMBAC Insured, 5.55%, 6/01/17 .......................................................................   1,000,000   1,007,170
    ISD No. 877, Formerly Wright County ISD No.23, Refunding, MBIA Insured, 5.00%, 2/01/22 ..............   6,255,000   5,786,375
    ISD No. 877, FSA Insured, 6.15%, 2/01/18 ............................................................   2,800,000   2,934,540
 Burnsville ISD, Series A, FSA Insured, 6.20%, 2/01/17 ..................................................   2,105,000   2,242,835
(b)Burnsville MFHR, Coventry Center, Refunding, Series A, GNMA Secured,
    5.90%, 9/20/19 ......................................................................................     400,000     399,520
(b)Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 ......................................................................................   1,275,000   1,273,177
    6.00%, 9/20/34 ......................................................................................   1,000,000     997,060
 Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 .......................................   1,000,000     992,470
 Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ..............................   2,975,000   3,085,045
 Columbia Heights ISD, No. 013, FSA Insured,
    5.375%, 2/01/19 .....................................................................................   2,450,000   2,393,626
    5.50%, 2/01/23 ......................................................................................   6,000,000   5,898,900
(b)Dakota County Housing and Redevelopment Authority MFHR, Dakota Station Project, GNMA Secured,
    5.65%, 1/20/24 ......................................................................................   1,500,000   1,493,985
    5.75%, 1/20/41 ......................................................................................   6,000,000   5,971,380
 Dakota County Housing and Redevelopment Authority SFMR,
    GNMA Secured, FNMA Insured, 5.75%, 4/01/18 ..........................................................   2,992,000   2,996,368
    GNMA Secured, FNMA Insured, 5.85%, 10/01/30 .........................................................   4,988,000   4,980,618
    Refunding, GNMA Secured, 8.10%, 3/01/16 .............................................................     180,000     185,175
 Dakota County Housing and Redevelopment Authority, Governmental Housing Revenue,
    Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 .........................................   1,315,000   1,283,703
 Dakota, Washington and Stearns County SFMR, Series 1990, GNMA Secured,
    7.80%, 12/01/10 .....................................................................................     525,000     541,868
    7.85%, 12/01/30 .....................................................................................   1,950,000   2,011,055
 Dilworth ISD No. 147, MBIA Insured, 6.00%, 2/01/15 .....................................................   1,040,000   1,085,094
 Duluth EDA,
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.20%, 11/01/12 .............   2,880,000   3,092,947
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, 6.30%, 11/01/22 .............   5,405,000   5,820,428
    Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, Pre-Refunded, 6.30%, 11/01/22   2,125,000   2,301,290
    Hospital Facilities Revenue, St. Lukes Hospital, Series A, Connie Lee Insured, 6.40%, 5/01/12 .......   3,000,000   3,067,560
(b)Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
    5.95%, 9/20/29 ......................................................................................   1,700,000   1,697,569
    6.00%, 9/20/34 ......................................................................................   1,480,000   1,475,649
 Eagan MFMR, Forest Ridge Apartments, Refunding, BIG Insured, 7.50%, 3/01/27 ............................   4,420,000   4,520,334
 Eden Prairie ISD No. 272, Series A,
    FGIC Insured, Pre-Refunded, 5.45%, 2/01/08 ..........................................................   1,000,000   1,021,660
    FSA Insured, Pre-Refunded, 5.75%, 2/01/15 ...........................................................   4,980,000   5,177,855
 Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ....................   2,000,000   2,064,400
 Eveleth EDA, Housing Development, MBIA Insured, 5.80%, 7/01/25 .........................................   1,000,000   1,008,870
 Faribault ISD No. 656, FSA Insured, 5.75%, 6/01/15 .....................................................   1,500,000   1,566,165
 Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%, 1/01/26 ......   2,180,000   2,222,096



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                             PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Hennepin County GO, Series A, 5.125%,
   12/01/17 ..............................................................................................  $ 1,820,000  $ 1,745,908
   12/01/19 ..............................................................................................    1,440,000    1,367,683
Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, Pre-Refunded, 5.00%, 11/01/25    9,300,000    9,014,862
Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
   5.60%, 11/20/17 .......................................................................................      750,000      741,495
   5.70%, 11/20/32 .......................................................................................    3,000,000    2,938,410
Inner Grove Heights Tax Increment, Series D, MBIA Insured, 5.50%, 2/01/19 ................................    1,000,000      991,700
Kenyon Wanamingo ISD No. 2172, MBIA Insured, 6.00%, 2/01/22 ..............................................    4,030,000    4,251,972
Lakeville ISD No. 194,
   FGIC Insured, 5.40%, 2/01/13 ..........................................................................    1,000,000    1,020,080
   Series C, MBIA Insured, 5.125%, 2/01/13 ...............................................................    5,325,000    5,231,067
Minneapolis and St. Paul Housing RDA, Health Care System Revenue,
   Children's Health Care, Series A, FSA Insured, 5.70%, 8/15/16 .........................................    1,005,000    1,015,834
   Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 7.40%, 8/15/11 ......................   10,390,000   10,943,995
   Health One Obligated Group, Series A, MBIA Insured, Pre-Refunded, 6.75%, 8/15/14 ......................    3,950,000    4,136,875
Minneapolis and St. Paul Metropolitan Airport Commission Airport Revenue, Series A, AMBAC Insured,
   5.00%, 1/01/22 ........................................................................................   11,750,000   10,745,140
   5.20%, 1/01/24 ........................................................................................    6,600,000    6,201,030
   5.00%, 1/01/30 ........................................................................................   33,405,000   29,782,228
Minneapolis CDA and St. Paul Housing RDA, Health Care Facilities Revenue, Carondelet
   Community Hospitals Inc., Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .......................      900,000    1,149,615
Minneapolis CDA, Tax Increment Revenue, Series 1990, MBIA Insured, 7.00%, 3/01/01 ........................    2,100,000    2,186,793
Minneapolis GO, Sports Arena Project, Refunding, 5.20%, 10/01/24 .........................................    3,750,000    3,553,838
Minneapolis Hospital Facilities Revenue, Fairview Hospital and Healthcare, Refunding,
   Series A, MBIA Insured, 6.50%, 1/01/11 ................................................................      600,000      632,910
   Series B, MBIA Insured, 6.70%, 1/01/17 ................................................................    7,815,000    8,254,516
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ...............................    6,320,000    5,860,536
Minneapolis Revenue University Gateway Project, Series A, 5.25%, 12/01/24 ................................    3,000,000    2,812,590
Minneapolis Special School District No. 001, Series A, MBIA Insured, 5.90%, 2/01/17 ......................    5,000,000    5,090,350
Minneapolis St. Paul Housing Finance Board SFMR,
   Phase VI, Series A, GNMA Secured, 8.30%, 8/01/21 ......................................................    1,700,000    1,708,755
   Series A, GNMA Secured, 8.375%, 11/01/17 ..............................................................      320,000      324,010
   Series C, GNMA Secured, 8.875%, 11/01/18 ..............................................................      255,000      258,198
Minnesota Agriculture and Economic Development Board Revenue,
   Benedictine Health, Refunding, Series A, MBIA Insured, 5.00%, 2/15/23 .................................    6,850,000    6,184,591
   Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ................................   12,250,000   11,201,155
   Evangelical Lutheran Good Samaritan, AMBAC Insured, 5.00%, 12/01/23 ...................................    2,750,000    2,478,493
   Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ..................    5,180,000    4,821,337
   Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .............   14,000,000   14,020,020
Minnesota State GO, Refunding, MBIA Insured, 5.40%, 8/01/09 ..............................................    3,000,000    3,038,820
Minnesota State HFA,
   Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 .....................................    1,225,000    1,249,280
   Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .....................................    2,645,000    2,690,917
   Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 .....................................    3,100,000    3,159,334
   SFHR, Series D, 5.45%, 1/01/26 ........................................................................    5,000,000    4,719,800
   SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 .........................................................    9,000,000    8,501,580
   SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 ..........................................................    1,470,000    1,513,027
   SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 .........................................................    2,420,000    2,481,250
   SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 ..........................................................    1,365,000    1,402,101
Minnesota State Higher Education Facilities Authority Revenue,
   Bethel, Refunding, 5.10%, 4/01/28 .....................................................................    4,100,000    3,816,403
   Series 3, Connie Lee Insured, Pre-Refunded, 6.50%, 1/01/17 ............................................    3,940,000    4,052,802
Minnetonka MFHR,
   Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ................................    2,720,000    2,818,926
   Cedar Hills East Project, FGIC Insured, 7.40%, 12/01/07 ...............................................      350,000      361,211
   Cedar Hills East Project, FGIC Insured, 7.50%, 12/01/27 ...............................................    1,000,000    1,024,230



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                               PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                                 AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
    6.05%, 1/01/17 .........................................................................................  $  450,000  $  462,717
    6.20%, 1/01/31 .........................................................................................   5,470,000   5,572,617
 North Branch ISD No. 138 GO, Series A, FGIC Insured, 5.625%, 2/01/17 ......................................   1,240,000   1,287,591
 North St. Paul Maplewood ISD No. 622 GO,
    Refunding, Series A, 5.125%, 2/01/25 ...................................................................   2,275,000   2,117,684
    Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ...................................................   2,000,000   2,234,980
 Northeast Metropolitan ISD No. 916 GO, FSA Insured, 5.80%, 1/01/16 ........................................   5,475,000   5,653,978
 Northern Municipal Power Agency Electric System Revenue,
    Refunding, FSA Insured, 5.00%, 1/01/12 .................................................................   1,780,000   1,735,126
    Refunding, FSA Insured, 5.25%, 1/01/17 .................................................................   1,000,000     968,960
    Refunding, FSA Insured, 5.30%, 1/01/21 .................................................................   1,000,000     959,240
    Refunding, Series B, AMBAC Insured, 5.50%, 1/01/18 .....................................................   8,150,000   8,093,521
    Series C, AMBAC Insured, 6.125%, 1/01/20 ...............................................................   8,090,000   8,535,678
 Owatonna Public Utilities Commission Public Utilities Revenue, Refunding, Series A, AMBAC Insured, 5.45%,
    1/01/16 ................................................................................................   3,350,000   3,338,979
 Park Rapids ISD No. 309, MBIA Insured, 5.00%, 2/01/25 .....................................................   9,090,000   8,331,985
 Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
    6.25%, 6/01/16 .........................................................................................   1,600,000   1,686,944
    6.125%, 6/01/24 ........................................................................................   1,815,000   1,887,346
 Princeton Hospital Revenue, Fairview Hospital and Healthcare, Series C, MBIA Insured, 6.25%, 1/01/21 ......   7,205,000   7,515,463
 Princeton ISD, No. 477, Mille Lacs County,
    FSA Insured, 5.125%, 2/01/24 ...........................................................................   2,190,000   2,038,605
    Series A, FSA Insured, 5.375%, 2/01/17 .................................................................   2,540,000   2,499,004
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 6.50%, 7/01/23 ...............   3,000,000   3,310,350
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...........................     535,000     553,928
 Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ................................   1,300,000   1,373,671
 Robbinsdale Hospital Revenue, North Memorial Medical Center Project,
    Refunding, Series A, AMBAC Insured, 5.45%, 5/15/13 .....................................................   2,000,000   2,006,620
    Refunding, Series A, AMBAC Insured, 5.55%, 5/15/19 .....................................................   1,000,000     989,280
    Series B, AMBAC Insured, 5.45%, 5/15/13 ................................................................   2,900,000   2,916,675
    Series B, AMBAC Insured, 5.50%, 5/15/23 ................................................................   7,900,000   7,695,232
 Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 ......................   5,000,000   4,846,450
 Roseville ISD No. 623, Series A,
    FGIC Insured, 6.00%, 2/01/23 ...........................................................................   1,250,000   1,263,013
    FSA Insured, 5.80%, 2/01/19 ............................................................................   1,200,000   1,210,596
    FSA Insured, 5.85%, 2/01/24 ............................................................................   2,470,000   2,490,822
    FSA Insured, 6.00%, 2/01/25 ............................................................................   4,260,000   4,370,291
 Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
    5.25%, 12/01/11 ........................................................................................   2,380,000   2,390,877
    5.50%, 12/01/15 ........................................................................................   1,750,000   1,757,893
 (b)5.70%, 2/01/29 .........................................................................................   1,380,000   1,376,012
(b)Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments Project,
    AMBAC Insured, 5.70%, 2/01/33 ..........................................................................   2,285,000   2,278,099
 Scott County Housing and Redevelopment Authority Housing Development Revenue,
 River City Centre Project, Series A, FSA Insured,
    5.35%, 2/01/20 .........................................................................................     760,000     736,121
    5.375%, 2/01/27 ........................................................................................   1,520,000   1,455,871
 Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue,
    River City Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27 .....................................     675,000     658,179
 Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
    River City Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ......................................   1,170,000   1,123,762
 Shakopee Public Utilities Commission Revenue, AMBAC Insured, 5.60%, 8/01/18 ...............................   1,750,000   1,752,328
 South Washington County ISD No. 833 GO, Refunding, Series A, FGIC Insured, 6.125%, 6/01/10 ................   2,080,000   2,131,355
 Southern Minnesota Municipal Power Agency Power Supply System Revenue,
    Refunding, Series A, MBIA Insured, ETM, 5.75%, 1/01/18 .................................................   1,000,000   1,019,580
    Series A, AMBAC Insured, 5.75%, 1/01/18 ................................................................   2,250,000   2,269,283
    Series A, FGIC Insured, 5.75%, 1/01/18 .................................................................   1,000,000   1,008,570
    Series A, MBIA Insured, 5.00%, 1/01/12 .................................................................   5,975,000   5,834,946
    Series A, MBIA Insured, 5.75%, 1/01/18 .................................................................   8,865,000   8,940,973
    Series B, AMBAC Insured, 6.00%, 1/01/16 ................................................................   5,000,000   5,160,200
    Series C, AMBAC Insured, 5.00%, 1/01/17 ................................................................   1,000,000     933,930



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                 PRINCIPAL
 FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                   AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding,
    Series A, AMBAC Insured, 5.00%, 7/01/15 .................................................  $   1,165,000   $   1,115,744
    Series C, AMBAC Insured, 5.30%, 10/01/20 ................................................      1,230,000       1,183,149
 St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding,
    Series A, FGIC Insured, 5.00%, 3/01/22 ..................................................      1,250,000       1,139,850
 St. Francis ISD No. 015, Series A, FSA Insured,
    6.35%, 2/01/13 ..........................................................................      1,500,000       1,617,495
    6.375%, 2/01/16 .........................................................................      5,465,000       5,900,506
 St. Louis Park Health Care Facilities Revenue, Health System of Minnesota Obligated Group,
    Refunding, Series A, AMBAC Insured, 5.20%,
    7/01/16 .................................................................................      1,000,000         964,080
    7/01/23 .................................................................................      9,000,000       8,416,710
 St. Louis Park Hospital Facilities Revenue, Methodist Hospital Project, Refunding, Series A,
    AMBAC Insured, 7.25%,
    7/01/08 .................................................................................      4,115,000       4,300,422
    7/01/15 .................................................................................      1,000,000       1,044,970
 St. Paul Housing and Redevelopment Authority Parking Revenue, Series A, FSA Insured,
    5.75%, 8/01/13 ..........................................................................      5,105,000       5,212,205
 St. Paul ISD No. 625,
    Series A, FSA Insured, 5.75%, 2/01/16 ...................................................      3,500,000       3,582,985
    Series C, MBIA Insured, 6.10%, 2/01/14 ..................................................      1,075,000       1,124,264
    Series C, MBIA Insured, 6.10%, 2/01/15 ..................................................        500,000         522,510
 St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%,
    12/01/01 ................................................................................          5,000           5,100
    12/01/02 ................................................................................          5,000           5,107
    12/01/14 ................................................................................        190,000         180,606
 Stillwater ISD No. 834 GO, MBIA Insured, 5.75%, 2/01/15 ....................................      2,990,000       3,122,367
 Todd Morrisson and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%, 4/01/17 ..........      2,500,000       2,354,800
 Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ..........      2,915,000       2,959,395
 Wadena ISD No. 819, GO, Refunding, AMBAC Insured, 5.60%, 2/01/20 ...........................      3,150,000       3,150,536
 Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
    5.35%, 2/01/22 ..........................................................................      1,000,000         964,540
    5.40%, 8/01/27 ..........................................................................      2,015,000       1,936,355
 Washington County SFRMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11 ....................         85,000          85,097
 Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
    AMBAC Insured, 5.50%, 1/01/12 ...........................................................      2,745,000       2,794,300
    AMBAC Insured, 5.50%, 1/01/13 ...........................................................      4,500,000       4,550,535
    MBIA Insured, 5.50%, 1/01/15 ............................................................      5,425,000       5,425,326
 Western Minnesota Municipal Power Agency Transmission Project Revenue, Refunding,
    AMBAC Insured, 6.75%, 1/01/16 ...........................................................      2,000,000       2,086,440
 Worthington ISD No. 518 GO, Series A, FSA Insured, 5.00%, 2/01/24 ..........................      5,675,000       5,217,538
                                                                                                               -------------
 TOTAL LONG TERM INVESTMENTS (COST $519,982,867) ............................................                    519,558,363
                                                                                                               -------------
(a)SHORT TERM INVESTMENTS 1.1%
 Beltrami County Environmental Control Revenue, Northwood Panelboard, Refunding, Daily
    VRDN and Put, 2.80%, 12/01/21 ...........................................................        300,000         300,000
 Duluth Tax Increment Revenue, Lake Superior Paper, Registered, Weekly VRDN and Put,
    3.25%, 9/01/10 ..........................................................................        300,000         300,000
 Minneapolis Convention Center, Weekly VRDN and Put, 3.15%, 12/01/18 ........................      1,600,000       1,600,000
 Minneapolis GO, Series B, Weekly VRDN and Put, 3.15%, 12/01/16 .............................      3,500,000       3,500,000
                                                                                                               -------------
 SHORT TERM INVESTMENTS (COST $5,700,000) ...................................................                      5,700,000
                                                                                                               -------------
 TOTAL INVESTMENTS (COST $525,682,867) 102.3% ...............................................                    525,258,363
 OTHER ASSETS, LESS LIABILITIES (2.3%) ......................................................                    (11,750,485)
                                                                                                               -------------
 NET ASSETS 100.0% ..........................................................................                  $ 513,507,878
                                                                                                               =============

See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                        YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 1999   --------------------------------------------------------------
CLASS A                                            (UNAUDITED)***       1999        1998        1997      1996(1)         1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  12.49        $  12.45    $  12.19    $  12.22    $  11.90      $  12.40
                                                     --------        --------    --------    --------    --------      --------
Income from investment operations:
 Net investment income ........................           .30             .62         .64         .66         .68           .69
 Net realized and unrealized gains (losses) ...          (.58)            .07         .33        (.03)        .33          (.50)
                                                     --------        --------    --------    --------    --------      --------
Total from investment operations ..............          (.28)            .69         .97         .63        1.01           .19
                                                     --------        --------    --------    --------    --------      --------
Less distributions from:
 Net investment income ........................          (.30)           (.62)     (.64)4      (.66)3      (.69)2          (.69)
 In excess of net investment income ...........          (.01)             --          --          --          --            --
 Net realized gains ...........................          (.02)           (.03)       (.07)         --          --            --
                                                     --------        --------    --------    --------    --------      --------
Total distributions ...........................          (.33)           (.65)       (.71)       (.66)       (.69)         (.69)


Net asset value, end of period ................      $  11.88        $  12.49    $  12.45    $  12.19    $  12.22      $  11.90

Total return* .................................         (2.31)%          5.63%       8.22%       5.35%       8.66%         1.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $754,531        $776,592    $741,079    $698,360    $685,783      $652,545
Ratios to average net assets:
 Expenses .....................................           .65%**          .65%        .64%        .64%        .64%          .63%
 Net investment income ........................          4.93%**         4.98%       5.24%       5.43%       5.58%         5.83%
Portfolio turnover rate .......................          5.79%           6.56%      12.84%      14.95%      11.47%        11.76%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $  12.56        $  12.51    $  12.24    $  12.26    $  11.90
                                                     --------        --------    --------    --------    --------
Income from investment operations:
 Net investment income ........................           .27             .55         .58         .59         .52
 Net realized and unrealized gains (losses) ...          (.58)            .08         .34        (.02)        .35
                                                     --------        --------    --------    --------    --------
Total from investment operations ..............          (.31)            .63         .92         .57         .87
                                                     --------        --------    --------    --------    --------
Less distributions from:
 Net investment income ........................          (.27)           (.55)       (.58)       (.59)       (.51)
 In excess of net investment income ...........          (.01)             --          --          --          --
 Net realized gains ...........................          (.02)           (.03)       (.07)         --          --
                                                     --------        --------    --------    --------    --------
Total distributions ...........................          (.30)           (.58)       (.65)       (.59)       (.51)
                                                     --------        --------    --------    --------    --------
Net asset value, end of period ................      $  11.95        $  12.56    $  12.51    $  12.24    $  12.26
                                                     ========        ========    ========    ========    ========
Total return* .................................         (2.57)%          5.10%       7.66%       4.79%       7.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $ 43,655        $ 42,258    $ 28,178    $ 15,786    $  6,085
Ratios to average net assets:
 Expenses .....................................          1.21%**         1.21%       1.20%       1.20%       1.22%**
 Net investment income ........................          4.37%**         4.42%       4.67%       4.80%       4.99%**
Portfolio turnover rate .......................          5.79%           6.56%      12.84%      14.95%      11.47%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.001.


(3)Includes distributions in excess of net investment income in the amount of $.003.

(4)Includes distributions in excess of net investment income in the amount of $.007.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                       PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
Akron Bath Copley Joint Township Hospital Revenue, Akron General Medical Center Project, Refunding,
   AMBAC Insured, 5.375%,
   1/01/17 .........................................................................................  $ 1,000,000  $   991,580
   1/01/22 .........................................................................................    1,500,000    1,451,595
   1/01/27 .........................................................................................    1,000,000      959,180
Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ................................................      500,000      573,245
Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 ...............................    3,660,000    3,676,470
Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 .......................    1,000,000    1,050,910
Allen County GO, Refunding, AMBAC Insured, 5.30%, 12/01/15 .........................................    1,250,000    1,235,150
Allen County Sewer Revenue, MBIA Insured, 5.70%, 12/01/13 ..........................................    1,200,000    1,226,016
Archbold Area Local School District GO,
   AMBAC Insured, 6.00%, 12/01/21 ..................................................................    2,000,000    2,049,660
   Refunding, MBIA Insured, 5.90%, 12/01/11 ........................................................      600,000      611,406
Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 ...........    1,075,000    1,117,699
Avon Local School District, AMBAC Insured, 6.00%, 12/01/20 .........................................    2,500,000    2,558,425
Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ................................    8,375,000    8,379,606
Belmont County Correctional Facility, MBIA Insured, 5.85%, 12/01/16 ................................      500,000      521,520
Bluffton Exempt Village School District, AMBAC Insured, 5.50%, 12/01/16 ............................    1,000,000      999,910
Brunswick City School District, AMBAC Insured, 6.90%, 12/01/12 .....................................    2,295,000    2,444,519
Butler County GO, AMBAC Insured, 5.75%, 12/01/16 ...................................................    1,000,000    1,022,950
Butler County Hospital Facilities Revenue, Middletown Regional Hospital, Refunding and
   Improvement, FGIC Insured, 6.75%, 11/15/10 ......................................................    2,150,000    2,292,803
Butler County Transportation Improvement, Series A, FSA Insured, 5.125%, 4/01/17 ...................    2,000,000    1,903,100
Butler County Waterworks Revenue, AMBAC Insured,
   6.35%, 12/01/08 .................................................................................      790,000      846,114
   6.40%, 12/01/12 .................................................................................      500,000      536,265
   5.45%, 12/01/16 .................................................................................    1,000,000    1,003,200
Canal Winchester Local School District GO, Franklin and Fairfield Co. Ohio, FGIC Insured,
   5.30%, 12/01/25 .................................................................................    5,705,000    5,366,180
Cardington and Lincoln Local School District, MBIA Insured, 6.60%, 12/01/14 ........................      400,000      424,064
Celina Wastewater System Mortgage Revenue, FGIC Insured, Pre-Refunded, 6.55%, 11/01/16 .............    1,200,000    1,270,608
Centerville GO, Capital Facilities, MBIA Insured, 5.65%, 12/01/18 ..................................    2,265,000    2,264,774
Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ........................................      675,000      703,526
Claymont City School District, FGIC Insured, 5.70%, 12/01/21 .......................................    1,000,000      999,900
Clermont County Hospital Facilities Revenue, Mercy Health System,
   Refunding, Series B, AMBAC Insured, 6.00%, 9/01/19 ..............................................    1,750,000    1,798,650
   Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/19 ...........................................      515,000      548,001
   Clermont County Sewer System Revenue, AMBAC Insured, Pre-Refunded, 7.10%, 12/01/15 ..............    4,280,000    4,401,552
Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ......................   11,000,000   11,259,270
Cleveland Airport Systems Revenue,
   Series A, FGIC Insured, 6.25%, 1/01/20 ..........................................................    3,000,000    3,131,610
   Series A, FSA Insured, 5.125%, 1/01/27 ..........................................................    5,900,000    5,334,426
   Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ............................................    1,450,000    1,565,319
Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 .............................    2,000,000    2,235,520
Cleveland Waterworks Revenue,
   Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ................................   20,000,000   17,913,400
   Refunding, Series F, AMBAC Insured, 6.25%, 1/01/16 ..............................................    2,000,000    2,097,000
   Series F-92A, AMBAC Insured, Pre-Refunded, 6.25%, 1/01/15 .......................................    1,000,000    1,061,490
   Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ............................................   19,750,000   21,166,668
Clinton-Massie Local School District, Issue I, AMBAC Insured, Pre-Refunded, 7.50%, 12/01/11 ........    1,000,000    1,089,910
Columbiana County, Refunding, FSA Insured, 5.25%, 12/01/24 .........................................    1,000,000      936,260
Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 .............................................      975,000    1,140,575
Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus International,
Series B, AMBAC Insured, 5.00%, 1/01/18 ............................................................    3,815,000    3,525,670
Columbus State Community College General Receipts, AMBAC Insured, 5.75%, 12/01/16 ..................    2,100,000    2,135,931
Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%, 12/01/19 ...........    2,500,000    2,380,550
Coshocton Sewer System GO, AMBAC Insured, 6.50%, 12/01/12 ..........................................    1,530,000    1,632,908
Crestview Local School District GO, Construction and Improvement, AMBAC Insured,
   6.65%, 12/01/14 .................................................................................    1,650,000    1,769,873
Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ....................................      100,000      121,348



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                    PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Cuyahoga County Hospital Revenue,
   Metrohealth System Project, Refunding and Improvement, MBIA Insured, 5.50%, 2/15/27 ..........  $ 3,915,000  $ 3,817,477
   University Hospitals Health System Inc., Refunding, AMBAC Insured, 5.40%, 1/15/19 ............    2,500,000    2,412,550
   University Hospitals Health System Inc., Refunding, AMBAC Insured, 5.50%, 1/15/30 ............    4,000,000    3,856,880
Cuyahoga County Utility System Revenue,
   AMBAC Insured, 5.125%, 2/15/28 ...............................................................    1,750,000    1,602,213
   Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ................    2,945,000    3,057,440
Dayton Airport Revenue, Refunding, AMBAC Insured, 5.25%, 12/01/15 ...............................    2,000,000    1,967,640
Defiance GO, MBIA Insured,
   6.10%, 12/01/14 ..............................................................................    1,000,000    1,066,500
   6.20%, 12/01/20 ..............................................................................      750,000      781,403
Delaware City School District, FGIC Insured, 5.75%, 12/01/15 ....................................    1,640,000    1,680,787
Dover City School District, AMBAC Insured, 6.25%, 12/01/16 ......................................    2,000,000    2,097,000
Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ..........................    1,625,000    1,687,595
Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ................................    1,100,000    1,154,483
East Liverpool Hospital Revenue, East Liverpool City Hospital Project, Series B, FSA Insured,
   5.00%, 10/01/21 ..............................................................................    1,000,000      906,830
Edgewood City School District GO, Refunding, Series A, MBIA Insured, 5.25%, 12/01/25 ............    6,575,000    6,140,195
Fairborn GO, Limited Tax, Series 1991, MBIA Insured, 7.00%, 10/01/11 ............................    1,390,000    1,498,823
Fairfield City School District GO, FGIC Insured, 6.00%, 12/01/20 ................................    1,000,000    1,018,620
Fairfield County GO, FGIC Insured, 5.25%, 6/01/24 ...............................................    4,220,000    3,953,465
Finneytown Local School District, FGIC Insured, 5.80%, 12/01/24 .................................    1,980,000    1,990,435
Forest Hills Local School District, MBIA Insured, 5.70%, 12/01/16 ...............................    1,500,000    1,532,265
Fostoria City School District GO, AMBAC Insured, Pre-Refunded, 6.70%, 12/01/16 ..................    2,500,000    2,725,625
Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation Bonds,
   MBIA Insured, 5.00%, 12/01/27 ................................................................    2,000,000    1,786,460
Franklin County Hospital Revenue, Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 .....    2,500,000    2,558,925
Green County Sewer System Revenue, Governmental Enterprise, MBIA Insured, 5.25%, 12/01/25 .......    6,000,000    5,704,560
Green County Water System Revenue, Series A, FGIC Insured, 6.125%, 12/01/21 .....................    2,100,000    2,188,179
Green Local School District GO, Summit County, FGIC Insured,
   5.875%, 12/01/14 .............................................................................    2,800,000    3,024,924
   5.90%, 12/01/19 ..............................................................................    5,150,000    5,569,674
Hamilton City Electric System Mortgage Revenue,
   Refunding, Series A, FGIC Insured, 6.00%, 10/15/23 ...........................................   18,450,000   19,029,330
Series B, FGIC Insured, 6.30%, 10/15/25 .........................................................    2,340,000    2,465,354
Hamilton County Hospital Facilities Revenue,
   Bethesda Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 1/01/12 ........................    3,650,000    3,878,855
   Children's Hospital Medical Center, Series G, MBIA Insured, 5.00%, 5/15/23 ...................    5,000,000    4,511,600
Hamilton County Sewer System Revenue, Refunding, Series A, FGIC Insured, 6.05%, 12/01/15 ........    3,010,000    3,183,617
Hamilton Wastewater System Revenue, Series A, FSA Insured,
   5.90%, 10/15/21 ..............................................................................    3,040,000    3,114,541
   5.20%, 10/15/23 ..............................................................................    7,525,000    7,109,921
Hamilton Waterworks Mortgage Revenue, Series A, MBIA Insured, 6.30%, 10/15/21 ...................    4,665,000    4,856,638
Hillard School District GO, Refunding, FGIC Insured, 6.55%, 12/01/05 ............................      500,000      550,080
Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 .......................    2,750,000    2,796,283
Indian Lake Local School District GO, Construction and Improvement, FGIC Insured,
   5.375%, 12/01/23 .............................................................................    1,000,000      953,700
Indian Valley Local School District GO, AMBAC Insured, 5.75%, 12/01/19 ..........................    1,000,000    1,005,110
Ironton Building Improvement, AMBAC Insured, 5.50%, 12/01/22 ....................................    1,000,000      973,060
Jackson Local School District GO, Stark and Summit Counties School Building,
   Construction and Improvement, MBIA Insured,
   5.40%, 12/01/13 ..............................................................................    2,750,000    2,761,660
   5.50%, 12/01/21 ..............................................................................    3,060,000    2,983,102
Jackson Waterworks Revenue, AMBAC Insured, 5.60%, 12/01/18 ......................................      500,000      500,625
Kent City School District, FGIC Insured, 5.75%, 12/01/21 ........................................    1,500,000    1,505,610
Kent State University Revenues, General Receipts,
   AMBAC Insured, Pre-Refunded, 6.45%, 5/01/12 ..................................................    1,195,000    1,281,148
   MBIA Insured, 5.50%, 5/01/28 .................................................................    5,920,000    5,777,742
Kettering City School District, FGIC Insured, 5.25%, 12/01/22 ...................................    1,000,000      941,110
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
   5.00%, 8/15/23 ...............................................................................    7,500,000    6,764,175

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Lake County Hospital Improvement Revenue, Lake Hospital System Inc., Series B and C, AMBAC Insured,
    7.875%, 1/01/05 ................................................................................  $ 1,810,000  $ 1,833,530
    8.00%, 1/01/13 .................................................................................    2,185,000    2,214,061
 Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 .......................    1,000,000    1,061,540
 Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ...........................    3,200,000    3,458,400
 Lebanon Electric Revenue Mortgage, AMBAC Insured, 5.60%, 12/01/16 .................................      795,000      798,570
 Liberty Benton Local School District, AMBAC Insured, Pre-Refunded, 6.10%, 12/01/19 ................    2,045,000    2,230,563
 Licking Valley Local School GO, MBIA Insured, 5.00%, 12/01/25 .....................................    3,000,000    2,700,570
 Lincolnview Local School District, FGIC Insured, 5.50%, 12/01/25 ..................................    4,225,000    4,087,941
 Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC Insured,
    5.50%, 9/01/29 .................................................................................    6,500,000    6,296,030
 Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA Insured,
    5.50%, 9/01/27 .................................................................................   12,200,000   11,893,902
 Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ..............    6,000,000    5,418,720
 Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
    12/01/06 .......................................................................................      120,000      143,088
    12/01/08 .......................................................................................      110,000      133,994
    12/01/09 .......................................................................................      120,000      147,379
    12/01/10 .......................................................................................      220,000      271,924
 Lucas County Hospital Revenue,
    Promedia Healthcare Obligation Group, AMBAC Insured, 5.375%, 11/15/29 ..........................    2,000,000    1,901,160
    Promedica Healthcare Obligation, Refunding, MBIA Insured, 5.75%, 11/15/14 ......................    5,000,000    5,172,750
    St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ..................    3,500,000    3,337,460
 Mahoning County GO, Bridge Improvement,
    Limited Tax, AMBAC Insured, 7.20%, 12/01/09 ....................................................    1,500,000    1,539,435
    Unlimited Tax, AMBAC Insured, 7.15%, 12/01/04 ..................................................    1,500,000    1,540,080
    Mahoning County Hospital Facilities Revenue,
    Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25 .......................................    5,000,000    5,009,400
    Youngstown Hospital Inc. Project, Series B, MBIA Insured, Pre-Refunded, 7.00%, 10/15/08 ........    2,000,000    2,157,640
 Mansfield Hospital Improvement Revenue, Mansfield General Hospital Project, AMBAC Insured,
    6.70%, 12/01/09 ................................................................................    2,500,000    2,671,175
 Marietta City School District, Series B, AMBAC Insured, 5.75%, 12/01/07 ...........................    1,000,000    1,039,740
 Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ............................................    3,875,000    3,999,310
 Marysville Exempted Village School District GO, MBIA Insured, 5.75%, 12/01/23 .....................    1,000,000    1,001,070
 Marysville Water Systems, Refunding, AMBAC Insured,
    5.40%, 12/01/13 ................................................................................    1,000,000    1,003,530
    5.50%, 12/01/18 ................................................................................    1,500,000    1,487,550
 Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ........................................    1,935,000    2,000,829
 Maumee Hospital Revenue, Saint Luke's Hospital Project, Refunding, AMBAC Insured,
    5.80%, 12/01/14 ................................................................................    2,755,000    2,850,103
 Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 .....................................    4,000,000    3,718,080
 Mentor Exempted Village School District, MBIA Insured,
    5.375%, 12/01/11 ...............................................................................    1,000,000    1,004,380
    6.625%, 12/01/13 ...............................................................................    2,000,000    2,122,240
    Pre-Refunded, 7.40%, 12/01/11 ..................................................................    2,040,000    2,099,405
 Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Nursing Care Inc.,
    Series B, MBIA Insured, 6.50%, 5/01/21 .........................................................    1,340,000    1,392,528
 Middleburg Heights Hospital Revenue, Southwest General Health Center, Refunding, FSA Insured,
    5.75%, 8/15/21 .................................................................................    1,500,000    1,515,735
 Montgomery County Hospital Facilities Revenue, Kettering Medical Center Facilities, MBIA Insured,
    7.40%, 4/01/09 .................................................................................   12,510,000   12,790,224
    5.50%, 4/01/26 .................................................................................    2,000,000    1,950,820
 Montgomery County Revenue,
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 .....................    1,600,000    1,703,776
    Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 .....................    3,250,000    3,410,160
    Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ........................    1,565,000    1,640,089
 Muskingum County GO,
    County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 .............................    1,000,000    1,048,900
    Justice Center Improvement, AMBAC Insured, Pre-Refunded, 6.375%, 12/01/17 ......................    1,695,000    1,831,448
 Napoleon City School District GO, AMBAC Insured, 5.375%, 12/01/18 .................................    1,000,000      967,890
 New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
    5.85%, 1/01/21 .................................................................................    1,060,000    1,062,671
 New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%, 12/01/17 ......    2,000,000    2,091,480
 New Richmond Exempted Village School District GO, AMBAC Insured, 7.125%, 9/01/09 ..................    1,500,000    1,534,230
 North Olmsted GO, AMBAC Insured, 6.25%, 12/15/12 ..................................................    3,800,000    4,023,098


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 North Ridgeville GO, City School District, AMBAC Insured, 6.30%, 12/01/17 .........................  $ 2,900,000  $ 3,067,939
 Northeastern Local School District GO, Clark County Improvement, FGIC Insured, 5.55%, 12/01/18 ....    1,000,000      988,260
 Northridge Local School District GO, Licking, Knox and Del Counties Improvement,
 FSA Insured, 5.75%, 12/01/18 ......................................................................    1,090,000    1,096,998
 Northwest Local School District GO,
    Hamilton County, FGIC Insured, 5.15%, 12/01/22 .................................................    3,400,000    3,156,322
    Scioto County, AMBAC Insured, 7.05%, 12/01/14 ..................................................    2,000,000    2,160,720
 Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 .................................    5,000,000    4,843,050
 Ohio Capital Corp. HMR,
    Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ..............................................    2,000,000    2,058,220
    Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 ..............................................    4,215,000    4,351,903
    Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 ..............................................    3,500,000    3,580,815
    Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ........................    1,625,000    1,677,618
 Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ............................    2,565,000    2,634,537
 Ohio HFA,
    MFHR, Northridge Apartments, FGIC Insured, 10.35%, 12/01/25 ....................................      755,000      807,888
    MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 .....................    2,035,000    1,967,214
    RMR, Series A-1, GNMA Secured, 5.40%, 9/01/29 ..................................................    3,000,000    2,858,940
    SFMR, Series A, GNMA Secured, 7.65%, 3/01/29 ...................................................    2,375,000    2,422,500
    SFMR, Series B, GNMA Secured, 7.40%, 9/01/15 ...................................................      515,000      529,224
    SFMR, Series C, GNMA Secured, 7.85%, 9/01/21 ...................................................    1,255,000    1,301,862
    SFMR, Series D, GNMA Secured, 7.50%, 9/01/13 ...................................................      805,000      833,167
    SFMR, Series D, GNMA Secured, 7.05%, 9/01/16 ...................................................    3,580,000    3,700,216
    SFMR, Series I, GNMA Secured, 7.60%, 9/01/16 ...................................................    2,190,000    2,267,636
 Ohio Municipal Electric Generation Agency Joint Venture 5, Certificates of Beneficial Interest,
 AMBAC Insured,
    5.625%, 2/15/16 ................................................................................   13,000,000   13,148,330
    5.375%, 2/15/24 ................................................................................    7,680,000    7,521,178
 Ohio State Air Quality Development Authority Revenue,
    Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 .................    5,000,000    4,900,600
    Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 ..........................    4,000,000    4,228,160
    JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ........................................    7,500,000    7,333,800
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 ..............................    1,230,000    1,290,122
    JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 ..............................   15,245,000   15,990,176
    Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .............................    7,500,000    6,937,425
    PCR, Ohio Edison, Refunding, Series A, FGIC Insured, 7.45%, 3/01/16 ............................    1,000,000    1,033,270
    PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 .........................    5,400,000    5,400,918
    PCR, Pennsylvania Power Co., Refunding, Series A, AMBAC Insured, 6.45%, 5/01/27 ................    7,000,000    7,379,330
 Ohio State Building Authority Revenue, Adult Correctional Facilities, Series A,
    AMBAC Insured, 5.60%, 4/01/16 ..................................................................    2,000,000    2,017,600
    MBIA Insured, 6.125%, 10/01/13 .................................................................   13,000,000   13,798,590
 Ohio State Department of Transportation COP, Panhandle Rail Line Project,
    FSA Insured, 6.50%, 4/15/12 ....................................................................    1,100,000    1,169,597
 Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 .....................    5,000,000    4,958,500
 Ohio State Higher Educational Facility Commission Revenue,
    Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ....................    5,000,000    4,500,750
    University Dayton Project, FGIC Insured, 5.80%, 12/01/14 .......................................    1,300,000    1,333,059
    University Dayton Project, FGIC Insured, 6.75%, 12/01/15 .......................................    1,725,000    1,841,455
    Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ...................    5,000,000    4,868,550
 Ohio State Turnpike Commission Turnpike Revenue, Series A,
    FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 .....................................................    1,000,000    1,067,120
    MBIA Insured, Pre-Refunded, 5.50%, 2/15/26 .....................................................   19,400,000   20,541,884
 Ohio State University General Receipts Revenue, Athens, FSA Insured, 5.00%, 12/01/24 ..............    3,025,000    2,728,217
 Ohio State Water Development Authority PCR, Facilities Revenue,
    Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 .......................    3,420,000    3,556,150
    Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...................    5,000,000    4,700,900
 Ohio State Water Development Authority Revenue,
    Cincinnati Gas, Refunding, Series A, MBIA Insured, 5.45%, 1/01/24 ..............................    4,000,000    3,920,480
    Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ...............................    5,000,000    5,293,050
    Fresh Water Service, AMBAC Insured, 5.90%, 12/01/21 ............................................    8,750,000    9,006,375
    Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ..........................    1,000,000    1,024,120


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                  PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Ohio State Water Development Authority Revenue, (cont.)
   Pure Water, Refunding and Improvement, AMBAC Insured, ETM, 5.50%, 12/01/18 .................  $ 4,450,000  $ 4,413,065
   Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..................................    2,000,000    2,242,340
Olentangy Local School District GO, BIG Insured, 7.75%,
   12/01/08 ...................................................................................      375,000      449,321
   12/01/09 ...................................................................................      375,000      453,154
   12/01/10 ...................................................................................      375,000      458,839
Olmsted Falls Local School District, FGIC Insured,
   5.85%, 12/15/17 ............................................................................    1,500,000    1,547,340
   Pre-Refunded, 7.05%, 12/15/11 ..............................................................    1,000,000    1,081,370
Ontario Local School District GO, FSA Insured, 5.125%, 12/01/18 ...............................    4,000,000    3,746,240
Orrville Water Systems Improvement Revenue, MBIA Insured, 6.125%, 12/01/18 ....................    1,150,000    1,200,727
Ottawa County GO, Catawba Isle, AMBAC Insured, Pre-Refunded, 7.00%, 9/01/11 ...................    1,500,000    1,600,305
Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured,
   5.50%, 10/01/14 ............................................................................    1,950,000    1,969,656
Painesville Township Local School District GO, Lake County, FGIC Insured,
   5.625%, 12/01/09 ...........................................................................    3,240,000    3,333,182
   5.65%, 12/01/15 ............................................................................    4,490,000    4,565,073
Perrysburg Exempted Village School District,
   AMBAC Insured, 6.00%, 12/01/15 .............................................................    2,000,000    2,116,980
   Series B, FSA Insured, 5.00%, 12/01/25 .....................................................    5,000,000    4,500,950
Pickerington Local School District GO,
   AMBAC Insured, 5.00%, 12/01/25 .............................................................    8,335,000    7,523,921
   Refunding, AMBAC Insured, 5.55%, 12/01/07 ..................................................    1,000,000    1,035,610
Powell Village GO, Series A, MBIA Insured,
   5.55%, 12/01/17 ............................................................................      840,000      833,263
   5.60%, 12/01/22 ............................................................................      445,000      438,699
Puerto Rico Commonwealth GO,
   FSA Insured, 5.40%, 7/01/25 ................................................................    3,000,000    2,926,320
   Refunding, MBIA Insured, 5.75%, 7/01/24 ....................................................    2,000,000    2,036,380
Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.50%, 7/01/21 .......    4,000,000    3,994,600
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ....................   11,000,000   11,106,700
Revere Local School District GO, AMBAC Insured,
   5.25%, 12/01/16 ............................................................................    2,000,000    1,944,580
   6.00%, 12/01/16 ............................................................................    1,600,000    1,676,032
Reynoldsburg City School District GO, Refunding, FGIC Insured, 5.45%, 12/01/17 ................    4,075,000    3,996,190
Salem GO, AMBAC Insured, 6.50%, 12/01/06 ......................................................    2,000,000    2,208,360
South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ...........................      700,000      721,840
SouthWest Regional Water District Revenue, MBIA Insured, 6.00%,
   12/01/15 ...................................................................................    1,000,000    1,042,780
   12/01/20 ...................................................................................      700,000      724,416
South-Western City School District of Ohio Franklin and Pickway Counties GO,
   FGIC Insured, ETM, 7.875%,
   12/01/04 ...................................................................................      550,000      634,970
   12/01/06 ...................................................................................      600,000      713,730
   12/01/07 ...................................................................................      600,000      722,070
Springboro Sewer Systems Revenue, Refunding, MBIA Insured, 5.70%, 6/01/18 .....................    1,410,000    1,422,422
Springboro Water Systems Revenue, Refunding, AMBAC Insured, 5.45%, 12/01/18 ...................    1,125,000    1,113,008
St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ...................      600,000      638,982
St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 .................................      750,000      798,728
Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ....................................    2,775,000    2,793,426
Stark County Sewer District Improvement Bonds, FGIC Insured, 5.80%, 12/01/16 ..................    1,000,000    1,039,780
Steubenville City School District, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 .....    2,075,000    2,254,197
Struthers City School District, AMBAC Insured, 6.50%, 12/01/14 ................................    1,750,000    1,869,333
Summit County GO, Limited Tax, Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 .............      400,000      423,264
Sylvania City School District, FGIC Insured, 5.75%, 12/01/22 ..................................    4,830,000    4,840,868
Toledo GO, Limited Tax,
   AMBAC Insured, 5.95%, 12/01/15 .............................................................    3,715,000    3,902,087
   AMBAC Insured, 6.00%, 12/01/16 .............................................................    1,000,000    1,058,030
   FGIC Insured, 7.375%, 12/01/00 .............................................................      500,000      521,050



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
 FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Toledo GO, Limited Tax, (cont.)
    FGIC Insured, 7.375%, 12/01/02 .............................................................  $  400,000  $    435,576
    FGIC Insured, 7.375%, 12/01/03 .............................................................     650,000       720,883
    FGIC Insured, 7.375%, 12/01/04 .............................................................     650,000       733,142
    FGIC Insured, 7.375%, 12/01/05 .............................................................     650,000       739,694
    FGIC Insured, 7.375%, 12/01/06 .............................................................     625,000       717,081
 Trumbull County Hospital Revenue,
    Refunding and Improvement, Series A, FGIC Insured, 6.25%, 11/15/12 .........................   1,000,000     1,070,950
    Refunding, Series B, FGIC Insured, 6.90%, 11/15/12 .........................................   2,000,000     2,145,620
 Twinsburg City School District, FSA Insured, 6.70%, 12/01/11 ..................................   4,000,000     4,236,720
(b)University of Akron General Receipts,
    FGIC Insured, 5.70%, 1/01/24 ...............................................................   7,300,000     7,270,800
 University of Cincinnati COP, MBIA Insured, 6.75%, 12/01/09 ...................................   1,600,000     1,718,400
 University of Cincinnati General Receipt,
    Series AD, MBIA Insured, 5.125%, 6/01/20 ...................................................   1,500,000     1,397,430
    Series W, MBIA Insured, 5.85%, 6/01/16 .....................................................   1,630,000     1,696,683
 University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ....................   6,000,000     5,746,440
 University of Toledo General Receipt,
    FGIC Insured, 5.30%, 6/01/18 ...............................................................   2,000,000     1,944,280
    Refunding, Series A, FGIC Insured, 5.90%, 6/01/20 ..........................................   5,500,000     5,596,030
 Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ......................   5,000,000     4,705,550
 Urbana Wastewater Treatment Plant GO, Improvement, AMBAC Insured, 7.05%, 12/01/11 .............   1,000,000     1,082,650
 Valley Local School District, AMBAC Insured, 7.00%, 12/01/13 ..................................   1,400,000     1,537,483
 Warren GO,
    MBIA Insured, 6.65%, 11/01/12 ..............................................................   2,415,000     2,661,620
    Refunding, AMBAC Insured, 5.50%, 11/15/13 ..................................................   1,015,000     1,041,146
 Wausen Exempt Village School District GO, Refunding and School Improvements,
    MBIA Insured, 5.50%, 12/01/17 ..............................................................   1,800,000     1,775,376
 Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 .................   1,800,000     1,849,032
 Westerville, Minerva Park, and Blendon Joint Township Hospital District Revenue,
    St. Ann's Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 ................   5,000,000     5,224,950
 Wilmington City School District GO, FGIC Insured, 6.30%, 12/01/14 .............................   2,000,000     2,107,660
 Wilmington Sewer System Revenue, First Mortgage, Refunding, MBIA Insured, 5.30%, 2/15/18 ......   1,170,000     1,137,767
 Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
    5.90%, 6/15/14 .............................................................................   1,275,000     1,329,162
    6.00%, 6/15/21 .............................................................................   2,510,000     2,601,565
 Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ..................     500,000       518,835
 Wooster City School District GO, AMBAC Insured, 6.50%, 12/01/17 ...............................   8,700,000     9,432,975
 Worthington City School District GO, Refunding, FGIC Insured, 6.375%, 12/01/12 ................   2,350,000     2,481,412
 Youngstown State University General Receipts, AMBAC Insured, 6.00%, 12/15/16 ..................   2,250,000     2,444,738
 Zane Trace Local School District GO, AMBAC Insured, 5.45%, 12/01/19 ...........................   1,000,000       973,610
                                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $777,028,864) ...............................................               791,263,286
                                                                                                              ------------
(a)SHORT TERM INVESTMENTS .1%
 Cuyahoga County EDR, The Cleveland Orchestra Project, Daily VRDN and Put, 2.70%, 4/01/28 ......     300,000       300,000
 Cuyahoga County IDR, Allen Group Inc. Project, Weekly VRDN and Put, 3.20%, 12/01/15 ...........     100,000       100,000
 Paulding County Solid Waste Disposal Revenue, LaFarge Corp. Project,
    Daily VRDN and Put, 2.75%, 8/01/26 .........................................................     300,000       300,000
                                                                                                              ------------
 TOTAL SHORT TERM INVESTMENTS (COST $700,000) ..................................................                   700,000
                                                                                                              ------------
 TOTAL INVESTMENTS (COST $777,728,864) 99.2% ...................................................               791,963,286
 OTHER ASSETS, LESS LIABILITIES .8% ............................................................                 6,223,149
                                                                                                              ------------
 NET ASSETS 100.0% .............................................................................              $798,186,435
                                                                                                              ============


See glossary of terms on page 83.

(a)Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


GLOSSARY OF TERMS
--------------------------------------------------------------------------------
ACES   - Adjustable Convertible Exempt Securities
AMBAC  - American Municipal Bond Assurance Corp.
BART   - Bay Area Rapid Transit
BIG    - Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    - Community Development Authority/Agency
CDD    - Community Development District
COP    - Certificate of Participation
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
EDR    - Economic Development Revenue
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assistance (some of the securities shown as FSA
         Insured were originally issued by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority Revenue
HFC    - Housing Finance Corp.
HMR    - Home Mortgage Revenue
ID     - Improvement District
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDB    - Industrial Development Board
IDR    - Industrial Development Revenue
ISD    - Independent School District
LP     - Limited Partnership
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MTA    - Metropolitan Transit Authority
MUD    - Municipal Utility District
PBA    - Public Building Authority
PCC    - Pollution Control Corporation
PCFA   - Pollution Control Financing Authority
PCR    - Pollution Control Revenue
PUD    - Public Utility District
RDA    - Redevelopment Authority/Agency
RDAR   - Redevelopment Authority/Agency Revenue
RMR    - Residential Mortgage Revenue
SF     - Single Family
SFM    - Single Family Mortgage
SFHR   - Single Family Housing Revenue
SFMR   - Single Family Mortgage Revenue
SFRMR  - Single Family Residential Mortgage Revenue
UHSD   - Unified High School District
USD    - Unified School District


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1999 (UNAUDITED)

                                                                          FRANKLIN             FRANKLIN
                                                                           ARIZONA              FLORIDA               FRANKLIN
                                                                       INSURED TAX-FREE    INSURED TAX-FREE       INSURED TAX-FREE
                                                                        INCOME FUND           INCOME FUND            INCOME FUND
                                                                       -----------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................  $ 87,048,590         $ 120,211,902         $ 1,691,910,473
                                                                        ==========================================================
  Value ..............................................................    86,145,907           120,548,694           1,716,094,053
 Cash ................................................................     4,229,527                11,121                  70,732
 Receivables:
  Investment securities sold .........................................            --               978,328              19,806,991
  Capital shares sold ................................................       174,997               216,795               1,282,250
  Interest ...........................................................       852,360             2,101,391              23,179,698
                                                                        ----------------------------------------------------------
      Total assets ...................................................    91,402,791           123,856,329           1,760,433,724
                                                                        ----------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................     6,958,800             2,734,501              72,424,431
  Capital shares redeemed ............................................       146,831               228,897               4,703,648
  Affiliates .........................................................        55,810                77,934               1,029,519
  Shareholders .......................................................           636                 1,358                  24,096
 Distributions to shareholders .......................................       142,483               205,765               3,150,111
 Other liabilities ...................................................         3,046                17,678                 141,645
      Total liabilities ..............................................     7,307,606             3,266,133              81,473,450
                                                                        ----------------------------------------------------------
       Net assets, at value ..........................................  $ 84,095,185         $ 120,590,196         $ 1,678,960,274
                                                                        ----------------------------------------------------------
Net assets consist of:
 Accumulated distributions in excess of net investment income ........  $    (33,491)        $     (53,027)        $    (2,683,746)
 Net unrealized appreciation (depreciation) ..........................      (902,683)              336,792              24,183,580
 Accumulated net realized gain (loss) ................................      (736,949)           (1,330,151)                857,907
 Capital shares ......................................................    85,768,308           121,636,582           1,656,602,533
                                                                        ----------------------------------------------------------
       Net assets, at value ..........................................  $ 84,095,185         $ 120,590,196         $ 1,678,960,274
                                                                        ==========================================================
CLASS A:
 Net assets, at value ................................................  $ 84,095,185         $ 120,590,196         $ 1,613,823,507
                                                                        ==========================================================
 Shares outstanding ..................................................     8,229,255            12,081,189             138,584,985
                                                                        ==========================================================
 Net asset value per share* ..........................................  $      10.22         $        9.98         $         11.65
                                                                        ==========================================================
 Maximum offering price per share (net asset value per share / 95.75%)  $      10.67         $       10.42         $         12.17
                                                                        ==========================================================
CLASS C:
 Net assets, at value ................................................            --                    --         $    65,136,767
                                                                        ==========================================================
 Shares outstanding ..................................................            --                    --               5,559,964
                                                                        ==========================================================
 Net asset value per share* ..........................................            --                    --         $         11.72
                                                                        ==========================================================
 Maximum offering price per share (net asset value per share / 99.00%)            --                    --         $         11.84
                                                                        ==========================================================


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 1999 (UNAUDITED)

                                                                 FRANKLIN           FRANKLIN         FRANKLIN         FRANKLIN
                                                              MASSACHUSETTS         MICHIGAN         MINNESOTA           OHIO
                                                            INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE  INSURED TAX-FREE
                                                               INCOME FUND        INCOME FUND       INCOME FUND      INCOME FUND
                                                            ------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...................................................    $ 351,290,859     $ 1,157,268,712    $ 525,682,867   $ 777,728,864
                                                              ======================================================================
  Value ..................................................      355,158,458       1,190,243,411      525,258,363     791,963,286
 Cash ....................................................           39,067              49,005           96,234          26,557
 Receivables:
  Investment securities sold .............................               --                  --        1,745,594       9,219,819
  Capital shares sold ....................................          386,977             554,084           62,140       1,158,004
  Interest ...............................................        4,935,402          19,012,528        5,352,109      11,847,558
                                                              ----------------------------------------------------------------------
      Total assets .......................................      360,519,904       1,209,859,028      532,514,440     814,215,224
                                                              ----------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ........................               --                  --       17,025,033      13,265,075
  Capital shares redeemed ................................          250,594           1,617,535          619,800         692,602
  Affiliates .............................................          254,128             778,973          338,632         518,916
  Shareholders ...........................................            3,951              16,328            6,873           9,967
 Distributions to shareholders ...........................          658,234           2,176,221          930,682       1,439,804
 Other liabilities .......................................           32,756             119,834           85,542         102,425
                                                              ----------------------------------------------------------------------
      Total liabilities ..................................        1,199,663           4,708,891       19,006,562      16,028,789
                                                              ----------------------------------------------------------------------
       Net assets, at value ..............................    $ 359,320,241     $ 1,205,150,137    $ 513,507,878   $ 798,186,435
                                                              ======================================================================
Net assets consist of:
 Accumulated distributions in excess of net investment
   income ................................................    $    (305,039)    $    (1,469,627)   $    (597,254)  $    (521,523)
 Net unrealized appreciation (depreciation) ..............        3,867,599          32,974,699         (424,504)     14,234,422
 Accumulated net realized gain (loss) ....................         (915,006)           (156,784)         118,859      (1,075,275)
 Capital shares ..........................................      356,672,687       1,173,801,849      514,410,777     785,548,811
                                                              ----------------------------------------------------------------------
       Net assets, at value ..............................    $ 359,320,241     $ 1,205,150,137    $ 513,507,878   $ 798,186,435
                                                              ======================================================================
CLASS A:
 Net assets, at value ....................................    $ 331,350,903     $ 1,151,515,125    $ 490,290,829   $ 754,531,001
                                                              ======================================================================
 Shares outstanding ......................................       29,800,086          98,271,007       42,528,903      63,488,945
                                                              ======================================================================
 Net asset value per share* ..............................    $       11.12     $         11.72    $       11.53   $       11.88
                                                              ======================================================================
 Maximum offering price per share (net asset value per
   share / 95.75%) .......................................    $       11.61     $         12.24    $       12.04   $       12.41
                                                              ======================================================================
CLASS C:
 Net assets, at value ....................................    $  27,969,338     $    53,635,012    $  23,217,049   $  43,655,434
                                                              ======================================================================
 Shares outstanding ......................................        2,502,624           4,546,516        2,004,587       3,653,155
                                                              ======================================================================
 Net asset value per share* ..............................    $       11.18     $         11.80    $       11.58   $       11.95
                                                              ======================================================================
Maximum offering price per share (net asset value per
   share / 99.00%) .......................................    $       11.29     $         11.92    $       11.70   $       12.07
                                                              ======================================================================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                                                  FRANKLIN         FRANKLIN
                                                                                   ARIZONA          FLORIDA           FRANKLIN
                                                                              INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE
                                                                                 INCOME FUND       INCOME FUND      INCOME FUND
                                                                              -----------------------------------------------------
Investment income
 Interest ..................................................................  $     2,225,540   $     3,366,808   $    49,936,762
                                                                              -----------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................................          264,118           374,432         4,053,462
 Distribution fees: (Note 3)
  Class A ..................................................................           42,481            62,948           753,232
  Class C ..................................................................               --                --           215,741
 Transfer agent fees (Note 3) ..............................................           11,412            20,227           366,003
 Custodian fees ............................................................              332               673             9,063
 Reports to shareholders ...................................................            3,277             5,719            95,719
 Registration and filing fees ..............................................            5,159             5,532            70,323
 Professional fees .........................................................            1,155             1,138            21,521
 Trustees' fees and expenses ...............................................              380               574             8,347
 Insurance .................................................................               --                --             1,506
 Other .....................................................................            8,529            10,356            56,845
                                                                              -----------------------------------------------------
      Total expenses .......................................................          336,843           481,599         5,651,762
      Expenses waived/paid by affiliate (Note 3) ...........................               --            (9,493)               --
                                                                              -----------------------------------------------------
       Net expenses ........................................................          336,843           472,106         5,651,762
                                                                              -----------------------------------------------------
        Net investment income ..............................................        1,888,697         2,894,702        44,285,000
                                                                              -----------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................................         (554,114)          (62,603)          866,544
 Net unrealized depreciation on investments ................................       (4,376,924)       (6,452,674)      (86,709,540)
                                                                              -----------------------------------------------------
Net realized and unrealized loss ...........................................       (4,931,038)       (6,515,277)      (85,842,996)
                                                                              -----------------------------------------------------
Net decrease in net assets resulting from operations .......................  $    (3,042,341)  $    (3,620,575)  $   (41,557,996)
                                                                              =====================================================

                        See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                             FRANKLIN           FRANKLIN           FRANKLIN            FRANKLIN
                                                           MASSACHUSETTS        MICHIGAN          MINNESOTA              OHIO
                                                         INSURED TAX-FREE   INSURED TAX-FREE   INSURED TAX-FREE    INSURED TAX-FREE
                                                            INCOME FUND        INCOME FUND        INCOME FUND        INCOME FUND
                                                         ---------------------------------------------------------------------------
Investment income:
 Interest .............................................  $     10,527,359   $     34,082,450   $      14,761,345   $     22,855,742
                                                         ---------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .............................           956,187          2,853,626           1,316,265          1,965,818
 Distribution fees: (Note 3)
  Class A .............................................           159,326            540,250             231,329            358,251
  Class C .............................................            89,369            176,745              73,685            142,786
 Transfer agent fees (Note 3) .........................            80,607            314,220             128,453            194,754
 Custodian fees .......................................             1,829              6,367               2,708              4,042
 Reports to shareholders ..............................            28,611             87,726              49,042             64,985
 Registration and filing fees .........................            11,200             11,504              10,824             13,688
 Professional fees ....................................             4,550             13,075               6,729              9,131
 Trustees' fees and expenses ..........................             1,972              5,420               2,127              3,629
 Insurance ............................................                --              2,127               9,829              7,243
 Other ................................................            16,096             40,486              25,538             31,523
                                                         ---------------------------------------------------------------------------
      Total expenses ..................................         1,349,747          4,051,546           1,856,529          2,795,850
                                                         ---------------------------------------------------------------------------
       Net investment income ..........................         9,177,612         30,030,904          12,904,816         20,059,892
                                                         ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ............          (915,006)           (42,324)            117,513         (1,075,016)
 Net unrealized depreciation on investments ...........       (17,969,841)       (56,673,850)        (25,740,561)       (38,006,193)
                                                         ---------------------------------------------------------------------------
Net realized and unrealized loss ......................       (18,884,847)       (56,716,174)        (25,623,048)       (39,081,209)
                                                         ---------------------------------------------------------------------------
Net decrease in net assets resulting from operations ..  $     (9,707,235)  $    (26,685,270)  $     (12,718,232)  $    (19,021,317)
                                                         ===========================================================================


                        See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999


                                                                                                  FRANKLIN ARIZONA INSURED
                                                                                                     TAX-FREE INCOME FUND
                                                                                             -------------------------------------
                                                                                                SIX MONTHS             YEAR
                                                                                                  ENDED               ENDED
                                                                                             AUGUST 31, 1999    FEBRUARY 28, 1999
                                                                                             -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $    1,888,697     $       3,274,625
  Net realized gain (loss) from investments .............................................          (554,114)               64,058
  Net unrealized appreciation (depreciation) on investments .............................        (4,376,924)              334,186
                                                                                             -------------------------------------
      Net increase (decrease) in net assets resulting from operations ...................        (3,042,341)            3,672,869
 Distributions to shareholders from:
  Net investment income .................................................................        (1,956,393)           (3,262,224)
  In excess of net investment income ....................................................           (33,491)                   --
                                                                                             -------------------------------------
 Total distributions to shareholders ....................................................        (1,989,884)           (3,262,224)
 Capital share transactions: (Note 2) ...................................................         8,442,985            22,215,047
                                                                                             -------------------------------------
      Net increase (decrease) in net assets .............................................         3,410,760            22,625,692
Net assets:
 Beginning of period ....................................................................        80,684,425            58,058,733
                                                                                             -------------------------------------
 End of period ..........................................................................    $   84,095,185     $      80,684,425
                                                                                             =====================================
Undistributed net investment income (accumulated distributions in excess of net .........
 investment income) included in net assets:
  End of period .........................................................................    $      (33,491)    $          67,696
                                                                                             =====================================

                                                                                                  FRANKLIN FLORIDA INSURED
                                                                                                    TAX-FREE INCOME FUND
                                                                                           ----------------------------------------
                                                                                               SIX MONTHS                 YEAR
                                                                                                 ENDED                   ENDED
                                                                                           AUGUST 31, 1999        FEBRUARY 28, 1999
                                                                                           ----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................  $       2,894,702      $       5,520,101
  Net realized gain (loss) from investments .............................................            (62,603)                 2,867
  Net unrealized appreciation (depreciation) on investments .............................         (6,452,674)               979,147
                                                                                           ----------------------------------------
      Net increase (decrease) in net assets resulting from operations ...................         (3,620,575)             6,502,115
 Distributions to shareholders from:
  Net investment income .................................................................         (2,935,127)            (5,528,406)
  In excess of net investment income ....................................................            (53,027)                    --
                                                                                           ----------------------------------------
 Total distributions to shareholders ....................................................         (2,988,154)             5,528,406
 Capital share transactions: (Note 2) ...................................................          2,711,103             22,008,531
                                                                                           ----------------------------------------
      Net increase (decrease) in net assets .............................................         (3,897,626)            22,982,240
Net assets:
 Beginning of period ....................................................................        124,487,822            101,505,582
                                                                                           ----------------------------------------
 End of period ..........................................................................  $     120,590,196      $     124,487,822
                                                                                           ========================================
Undistributed net investment income (accumulated distributions in excess of net .........
 investment income) included in net assets:
  End of period .........................................................................  $         (53,027)     $          40,425
                                                                                           ========================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                                   FRANKLIN INSURED
                                                                  TAX-FREE INCOME FUND
                                                            SIX MONTHS              YEAR
                                                              ENDED                 ENDED
                                                         AUGUST 31, 1999      FEBRUARY 28, 1999
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $    44,285,000      $    89,621,811
  Net realized gain (loss) from investments ........             866,544           10,620,546
  Net unrealized depreciation on investments .......         (86,709,540)          (3,082,372)
                                                         -----------------------------------------
      Net increase (decrease) in net assets
      resulting from operations ....................         (41,557,996)          97,159,985
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................         (42,820,609)         (87,334,716)
   Class C .........................................          (1,464,391)          (2,287,095)
  In excess of net investment income:
   Class A .........................................            (921,628)            (856,324)
   Class C .........................................             (31,550)             (22,408)
  Net realized gains:
   Class A .........................................          (2,955,081)         (13,902,736)
   Class C .........................................            (115,840)            (425,541)
                                                         -----------------------------------------
 Total distributions to shareholders ...............         (48,309,099)        (104,828,820)
 Capital share transactions: (Note 2)
   Class A .........................................         (26,714,806)          49,150,017
   Class C .........................................           3,362,101           27,381,709
                                                         -----------------------------------------
 Total capital share transactions ..................         (23,352,705)          76,531,726
      Net increase (decrease) in net assets ........        (113,219,800)          68,862,891
Net assets:
 Beginning of period ...............................       1,792,180,074        1,723,317,183
                                                         -----------------------------------------
 End of period .....................................     $ 1,678,960,274      $ 1,792,180,074
                                                         =========================================
Accumulated distributions in excess of net
 investment income included in net assets:
  End of period ....................................     $    (2,683,746)     $    (1,730,568)
                                                         =========================================


                                                           FRANKLIN MASSACHUSETTS INSURED
                                                                TAX-FREE INCOME FUND
                                                          SIX MONTHS            YEAR
                                                            ENDED               ENDED
                                                        AUGUST 31, 1999     FEBRUARY 28, 1999
                                                        -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $   9,177,612          $  17,503,725
  Net realized gain (loss) from investments ........          (915,006)               549,086
  Net unrealized depreciation on investments .......       (17,969,841)                (1,068)
                                                        -------------------------------------
      Net increase (decrease) in net assets
      resulting from operations ....................        (9,707,235)            18,051,743
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................        (8,577,131)           (16,632,794)
   Class C .........................................          (600,481)              (844,761)
  In excess of net investment income:
   Class A .........................................          (112,772)                    --
   Class C .........................................            (7,895)                    --
  Net realized gains:
   Class A .........................................                --             (1,931,958)
   Class C .........................................                --               (108,794)
                                                        -------------------------------------
 Total distributions to shareholders ...............        (9,298,279)           (19,518,307)
 Capital share transactions: (Note 2)
   Class A .........................................         8,837,206             13,335,276
   Class C .........................................         3,108,066             12,428,507
                                                        -------------------------------------
 Total capital share transactions ..................        11,945,272             25,763,783
      Net increase (decrease) in net assets ........        (7,060,242)            24,297,219
Net assets:
 Beginning of period ...............................       366,380,483            342,083,264
                                                        -------------------------------------
 End of period .....................................     $ 359,320,241          $ 366,380,483
                                                        =====================================
Accumulated distributions in excess of net
 investment income included in net assets:
  End of period ....................................     $    (305,039)         $    (184,372)
                                                        =====================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                             FRANKLIN MICHIGAN INSURED
                                                                TAX-FREE INCOME FUND
                                                         -----------------------------------------
                                                           SIX MONTHS              YEAR
                                                              ENDED                ENDED
                                                         AUGUST 31, 1999      FEBRUARY 28, 1999
                                                         -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................     $    30,030,904      $    59,062,198
  Net realized gain (loss) from investments ........             (42,324)           2,222,023
  Net unrealized appreciation (depreciation)
  on investments ...................................         (56,673,850)          10,636,500
                                                         -----------------------------------------
      Net increase (decrease) in net assets
      resulting from operations ....................         (26,685,270)          71,920,721
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................         (28,865,796)         (56,963,881)
   Class C .........................................          (1,165,108)          (1,809,222)
  In excess of net investment income:
   Class A .........................................            (396,078)                  --
   Class C .........................................             (15,988)                  --
  Net realized gains:
   Class A .........................................             (29,037)          (5,139,566)
   Class C .........................................              (1,392)            (185,565)
                                                         -----------------------------------------
 Total distributions to shareholders ...............         (30,473,399)         (64,098,234)
 Capital share transactions: (Note 2)
   Class A .........................................          44,779,236           11,242,515
   Class C .........................................           6,214,220           16,812,877
                                                         -----------------------------------------
 Total capital share transactions ..................          50,993,456           28,055,392
      Net increase (decrease) in net assets ........          (6,165,213)          35,877,879
Net assets:
 Beginning of period ...............................       1,211,315,350        1,175,437,471
                                                         -----------------------------------------
 End of period .....................................     $ 1,205,150,137      $ 1,211,315,350
                                                         =========================================
Accumulated distributions in excess of net
 investment income included in net assets:
  End of period ....................................     $    (1,469,627)     $    (1,057,561)
                                                         =========================================


                                                           FRANKLIN MINNESOTA INSURED
                                                               TAX-FREE INCOME FUND
                                                        ---------------------------------
                                                           SIX MONTHS          YEAR
                                                             ENDED            ENDED
                                                        AUGUST 31, 1999    FEBRUARY 28, 1999
                                                        ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................    $  12,904,816      $  25,893,137
  Net realized gain (loss) from investments ........          117,513          1,829,574
  Net unrealized appreciation (depreciation)
  on investments ...................................      (25,740,561)        (1,790,539)
                                                        ---------------------------------
      Net increase (decrease) in net assets
      resulting from operations ....................      (12,718,232)        25,932,172
 Distributions to shareholders from:
  Net investment income:
   Class A .........................................      (12,421,652)       (25,368,828)
   Class C .........................................         (483,164)          (681,854)
  In excess of net investment income:
   Class A .........................................         (528,851)           (46,601)
   Class C .........................................          (20,548)            (1,254)
  Net realized gains:
   Class A .........................................       (1,012,401)          (856,454)
   Class C .........................................          (45,306)           (29,745)
                                                        ---------------------------------
 Total distributions to shareholders ...............      (14,511,922)       (26,984,736)
 Capital share transactions: (Note 2)
   Class A .........................................        1,172,088         20,874,563
   Class C .........................................        3,495,994         10,802,209
                                                        ---------------------------------
 Total capital share transactions ..................        4,668,082         31,676,772
      Net increase (decrease) in net assets ........      (22,562,072)        30,624,208
Net assets:
 Beginning of period ...............................      536,069,950        505,445,742
                                                        ---------------------------------
 End of period .....................................    $ 513,507,878      $ 536,069,950
                                                        =================================
Accumulated distributions in excess of net
 investment income included in net assets:
  End of period ....................................    $    (597,254)     $     (47,855)
                                                        =================================



                     See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                                                                      FRANKLIN OHIO INSURED
                                                                                                       TAX-FREE INCOME FUND
                                                                                              --------------------------------------
                                                                                                SIX MONTHS             YEAR
                                                                                                  ENDED                 ENDED
                                                                                              AUGUST 31, 1999     FEBRUARY 28, 1999
                                                                                              --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................         $  20,059,892          $  39,188,055
  Net realized gain (loss) from investments ..........................................            (1,075,016)             2,482,460
  Net unrealized appreciation (depreciation) on investments ..........................           (38,006,193)             1,410,754
                                                                                              --------------------------------------
      Net increase (decrease) in net assets resulting from operations ................           (19,021,317)            43,081,269
 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................................           (19,115,923)           (37,252,026)
   Class C ...........................................................................              (943,969)            (1,528,613)
  In excess of net investment income:
   Class A ...........................................................................              (470,693)                    --
   Class C ...........................................................................               (23,265)                    --
  Net realized gains:
   Class A ...........................................................................            (1,086,613)            (1,823,769)
   Class C ...........................................................................               (61,057)               (89,688)
                                                                                              --------------------------------------
 Total distributions to shareholders .................................................           (21,701,520)           (40,694,096)
 Capital share transactions: (Note 2)
   Class A ...........................................................................            16,488,181             33,237,755
   Class C ...........................................................................             3,570,520             13,967,984
                                                                                              --------------------------------------
 Total capital share transactions ....................................................            20,058,701             47,205,739
      Net increase (decrease) in net assets ..........................................           (20,664,136)            49,592,912
Net assets:
 Beginning of period .................................................................           818,850,571            769,257,659
                                                                                              --------------------------------------
 End of period .......................................................................         $ 798,186,435          $ 818,850,571
                                                                                              ======================================
Accumulated distributions in excess of net investment income included in net assets:
 End of period .......................................................................         $    (521,523)         $     (27,565)
                                                                                              ======================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the
Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series (the Funds). All Funds included in this report are diversified except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. INSURANCE

The scheduled payments of interest and principal for each insured long-term municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

e. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.



FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

The Funds, except the Franklin Arizona Insured Tax-Free Income Fund and the Franklin Florida Insured Tax-Free Income Fund, offer two classes of shares:
Class A and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively. Each class of shares differs by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At August 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                 FRANKLIN ARIZONA INSURED              FRANKLIN FLORIDA INSURED
                                                                   TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                                -------------------------------------------------------------------
CLASS A SHARES:                                                  SHARES             AMOUNT            SHARES              AMOUNT
                                                                -------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ...........................................        1,274,981        $ 13,600,427         1,471,125        $ 15,225,161
 Shares issued in reinvestment of distributions ........           95,452           1,010,826           101,258           1,042,600
 Shares redeemed .......................................         (584,153)         (6,168,268)       (1,317,077)        (13,556,658)
                                                                -------------------------------------------------------------------
Net increase ...........................................          786,280        $  8,442,985           255,306        $  2,711,103
                                                                ===================================================================
Year ended February 28, 1999

 Shares sold ...........................................        2,370,125        $ 25,660,758         3,700,444        $ 38,909,596
 Shares issued in reinvestment of distributions ........          146,945           1,590,252           182,603           1,917,371
 Shares redeemed .......................................         (466,289)         (5,035,963)       (1,790,202)        (18,818,436)
                                                                -------------------------------------------------------------------
Net increase ...........................................        2,050,781        $ 22,215,047         2,092,845        $ 22,008,531
                                                                ===================================================================

                                                                    FRANKLIN INSURED                    FRANKLIN MASSACHUSETTS
                                                                  TAX-FREE INCOME FUND                INSURED TAX-FREE INCOME FUND
                                                             ----------------------------------------------------------------------
CLASS A SHARES:                                                 SHARES            AMOUNT                SHARES            AMOUNT
                                                             ----------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold .........................................        11,139,570        $ 134,005,873         2,637,949        $ 30,512,778
 Shares issued in reinvestment of distributions ......         1,733,470           20,809,731           349,517           4,014,947
 Shares redeemed .....................................       (15,127,810)        (181,530,410)       (2,237,882)        (25,690,519)
                                                             ----------------------------------------------------------------------
Net increase (decrease) ..............................        (2,254,770)       $ (26,714,806)          749,584        $  8,837,206
                                                             ======================================================================
Year ended February 28, 1999
 Shares sold .........................................        20,347,674        $ 250,574,059         3,673,445        $ 43,120,431
 Shares issued in reinvestment of distributions ......         3,787,915           46,606,128           740,160           8,686,439
 Shares redeemed .....................................       (20,145,689)        (248,030,170)       (3,280,706)        (38,471,594)
                                                             ----------------------------------------------------------------------
Net increase .........................................         3,989,900        $  49,150,017         1,132,899        $ 13,335,276
                                                             ======================================================================
CLASS C SHARES:
Six months ended August 31, 1999

 Shares sold .........................................           937,438        $  11,366,087           468,689        $  5,419,137
 Shares issued in reinvestment of distributions ......            83,467            1,007,454            35,972             415,011
 Shares redeemed .....................................          (745,094)          (9,011,440)         (235,235)         (2,726,082)
                                                             ----------------------------------------------------------------------
Net increase .........................................           275,811        $   3,362,101           269,426        $  3,108,066
                                                             ======================================================================
Year ended February 28, 1999
 Shares sold .........................................         2,858,182        $  35,405,965         1,236,934        $ 14,603,154
 Shares issued in reinvestment of distributions ......           143,445            1,775,301            59,445             700,881
 Shares redeemed .....................................          (791,952)          (9,799,557)         (243,865)         (2,875,528)
                                                             ----------------------------------------------------------------------
Net increase .........................................         2,209,675        $  27,381,709         1,052,514        $ 12,428,507
                                                             ======================================================================



FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                 FRANKLIN MICHIGAN INSURED           FRANKLIN MINNESOTA INSURED
                                                                   TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
CLASS A SHARES:                                                 SHARES               AMOUNT            SHARES             AMOUNT
                                                              ----------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ..........................................        6,827,181        $  82,896,474         2,025,947        $ 24,208,577
 Shares issued on merger (Note 7) .....................        1,293,437           15,172,016                --                  --
 Shares issued in reinvestment of distributions .......        1,221,826           14,718,399           619,005           7,364,887
 Shares redeemed ......................................       (5,650,166)         (68,007,653)       (2,555,598)        (30,401,376)
                                                              ----------------------------------------------------------------------
Net increase ..........................................        3,692,278        $  44,779,236            89,354        $  1,172,088
                                                              ======================================================================
Year ended February 28, 1999

 Shares sold ..........................................        8,062,766        $  98,708,500         4,579,843        $ 55,803,476
 Shares issued in reinvestment of distributions .......        2,592,822           31,727,653         1,138,659          13,862,003
 Shares redeemed ......................................       (9,743,467)        (119,193,638)       (4,006,455)        (48,790,916)
                                                              ----------------------------------------------------------------------
Net increase ..........................................          912,121        $  11,242,515         1,712,047        $ 20,874,563
                                                              ======================================================================
Class C Shares:
Six months ended August 31, 1999
 Shares sold ..........................................          976,921        $  11,930,254           392,127        $  4,707,409
 Shares issued in reinvestment of distributions .......           65,911              798,929            31,681             378,405
 Shares redeemed ......................................         (540,090)          (6,514,963)         (133,026)         (1,589,820)
                                                              ----------------------------------------------------------------------
Net increase ..........................................          502,742        $   6,214,220           290,782        $  3,495,994
                                                              ======================================================================
Year ended February 28, 1999
 Shares sold ..........................................        1,687,220        $  20,782,927           967,191        $ 11,818,508
 Shares issued in reinvestment of distributions .......          114,497            1,411,093            38,858             475,238
 Shares redeemed ......................................         (437,096)          (5,381,143)         (121,981)         (1,491,537)
                                                              ----------------------------------------------------------------------
Net increase ..........................................        1,364,621        $  16,812,877           884,068        $ 10,802,209
                                                              ======================================================================


                                                                                                    FRANKLIN OHIO INSURED
                                                                                                    TAX-FREE INCOME FUND
                                                                                             ---------------------------------------
CLASS A SHARES:                                                                               SHARES                      AMOUNT
                                                                                             ---------------------------------------
Six months ended August 31, 1999
 Shares sold ...............................................................                 4,408,816                 $ 54,313,646
 Shares issued in reinvestment of distributions ............................                   841,193                   10,299,389
 Shares redeemed ...........................................................                (3,931,289)                 (48,124,854)
                                                                                            ---------------------------------------
Net increase ...............................................................                 1,318,720                 $ 16,488,181
                                                                                            =======================================
Year ended February 28, 1999
 Shares sold ...............................................................                 7,474,825                 $ 93,338,302
 Shares issued in reinvestment of distributions ............................                 1,562,346                   19,499,382
 Shares redeemed ...........................................................                (6,380,336)                 (79,599,929)
                                                                                            ---------------------------------------
Net increase ...............................................................                 2,656,835                 $ 33,237,755
                                                                                            =======================================
Class C Shares:
Six months ended August 31, 1999
 Shares sold ...............................................................                   579,029                 $  7,158,834
 Shares issued in reinvestment of distributions ............................                    58,733                      722,614
 Shares redeemed ...........................................................                  (349,773)                  (4,310,928)
                                                                                            ---------------------------------------
Net increase ...............................................................                   287,989                 $  3,570,520
                                                                                            =======================================
Year ended February 28, 1999
 Shares sold ...............................................................                 1,355,256                 $ 17,004,771
 Shares issued in reinvestment of distributions ............................                    92,437                    1,159,580
 Shares redeemed ...........................................................                  (334,322)                  (4,196,367)
                                                                                            ---------------------------------------
Net increase ...............................................................                 1,113,371                 $ 13,967,984
                                                                                            =======================================



FRANKLIN TAX-FREE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

    ANNUALIZED FEE RATE    MONTH-END NET ASSETS
    ----------------------------------------------------------------------------
        .625%              First $100 million
        .500%              Over $100 million, up to and including $250 million
        .450%              In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Florida Insured Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                  FRANKLIN
                        FRANKLIN ARIZONA  FRANKLIN FLORIDA    FRANKLIN          MASSACHUSETTS    FRANKLIN MICHIGAN
                        INSURED TAX-FREE  INSURED TAX-FREE  INSURED TAX-FREE  INSURED  TAX-FREE   INSURED TAX-FREE
                           INCOME FUND      INCOME FUND       INCOME FUND        INCOME FUND        INCOME FUND
                        --------------------------------------------------------------------------------------------
Net commissions paid ..     $23,500           $2,417           $281,998            $78,996           $200,995
Contingent deferred
 sales charges ........     $ 5,822           $ 463            $ 31,115            $23,806           $ 20,922


                                       FRANKLIN
                                       MINNESOTA                 FRANKLIN OHIO
                                   INSURED TAX-FREE            INSURED TAX-FREE
                                      INCOME FUND                 INCOME FUND
                                   ---------------------------------------------
Net commissions paid ..........          $71,321                    $148,845
Contingent deferred
 sales charges ................          $ 7,301                    $ 15,675


The Funds paid transfer agent fees of $1,115,676, of which $930,078 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                          FRANKLIN ARIZONA     FRANKLIN FLORIDA
                                          INSURED TAX-FREE     INSURED TAX-FREE
                                             INCOME FUND         INCOME FUND
                                          --------------------------------------
  Capital loss carryovers expiring in:
    2003                                      $165,472            $1,100,392
    2005                                        17,363               167,156
                                          --------------------------------------
                                              $182,835            $1,267,548
                                          ======================================

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

At August 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                                                  Franklin
                                Franklin Arizona      Franklin Florida       Franklin           Massachusetts      Franklin Michigan
                                Insured Tax-Free      Insured Tax-Free    Insured Tax-Free    Insured Tax-Free      Insured Tax-Free
                                  Income Fund           Income Fund        Income Fund           Income Fund          Income Fund
                                ----------------------------------------------------------------------------------------------------
Investments at cost .......      $ 87,048,590       $ 120,211,902       $ 1,691,913,592       $ 351,290,859       $ 1,157,380,738
                                 ================================================================================================
Unrealized appreciation ...      $  1,545,940       $   2,789,667       $    54,647,080       $   9,111,234       $    48,566,788
Unrealized depreciation ...        (2,448,623)         (2,452,875)          (30,466,619)         (5,243,635)          (15,704,115)
                                 ------------------------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...........      $   (902,683)      $     336,792       $    24,180,461       $   3,867,599       $    32,862,673
                                 ================================================================================================


                                      Franklin
                                      Minnesota          Franklin Ohio
                                    Insured Tax-Free   Insured Tax-Free
                                      Income Fund        Income Fund
                                ---------------------------------------
Investments at cost ..........      $ 525,682,867       $ 777,728,864
                                    =================================
Unrealized appreciation ......      $  11,775,783       $  26,644,953
Unrealized depreciation ......        (12,200,287)        (12,410,531)
                                    ---------------------------------
Net unrealized appreciation
 (depreciation) ..............      $    (424,504)      $  14,234,422
                                    =================================


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1999, were as follows:

                                                                               Franklin
                 Franklin Arizona    Franklin Florida      Franklin          Massachusetts   Franklin Michigan
                 Insured Tax-Free    Insured Tax-Free   Insured Tax-Free   Insured Tax-Free   Insured Tax-Free
                    Income Fund        Income Fund        Income Fund         Income Fund       Income Fund
                 ------------------------------------------------------------------------------------------------
Purchases ..        $20,951,039        $16,608,009        $200,565,442        $56,621,334        $85,162,089
Sales ......        $10,662,803        $11,387,217        $203,740,699        $47,200,793        $46,182,572


                     Franklin
                     Minnesota              Franklin Ohio
                  Insured Tax-Free         Insured Tax-Free
                     Income Fund             Income Fund
                --------------------------------------------
Purchases ....       $53,216,626              $65,525,510
Sales ........       $33,083,710              $46,828,991


6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in their respective states and/or U.S. territories and possessions except the Franklin Insured Tax-Free Income Fund which has investments in excess of 10% of its total net assets in the state of Texas. Such concentration may subject the Funds more significantly to economic changes occurring within those states and/or U.S. territories and possessions.


7. FUND MERGER

On August 26, 1999, the Franklin Michigan Insured Tax-Free Income Fund acquired the net assets of Franklin Michigan Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Michigan Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,293,437 Class A shares of the Franklin Michigan Insured Tax-Free Income Fund (valued at $11.73) for the net assets of the Franklin Michigan Tax-Free Income Fund which aggregated $15,172,016, including $346,476 of unrealized depreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Michigan Insured Tax-Free Income Fund immediately after the merger were $1,206,193,329.







SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Tax-Free Trust covers the period ended August 31, 1999.

During the six months under review, the U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.57% on February 28, 1999, to 6.07% on August 31, 1999 --reaching a high of 6.25% on August 10, 1999. Although many of the uncertainties associated with hedge funds and 1998's financial stresses on Asia, Latin America and Eastern Europe either dissipated or stabilized, the Federal Reserve Board's (the Fed's) position toward domestic inflationary tendencies renewed investor concern. At its June 30 meeting, the Federal Open Market Committee (FOMC) raised the federal funds target rate to 5.00%, while announcing a neutral bias toward further increases, which most investors initially viewed as positive. However, most bond investors became cautious as they perceived Alan Greenspan's testimony before the U.S. House of Representatives on July 22, 1999, as a change by the Fed from a neutral bias to one of possibly raising rates. Indeed, the FOMC raised its target for the federal funds rate another quarter-percentage point to 5.25% and again adopted a neutral bias at its August 24 meeting, which appeared to stabilize the bond markets for the short term.

The economy's future direction and its effect on inflationary pressures will ultimately determine the level of volatility that impacts the bond markets in the near future. During the period under review, many investors uncharacteristically reacted very swiftly to new releases of economic data or Fed announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing and find that recent market conditions afforded us opportunities not only to increase the funds' income earning potential, but also to enhance the portfolios' overall structure. Our conservative, long-term, buy-and-hold philosophy enables us to produce comparatively high credit-quality portfolios that distribute favorable tax-free income.(1) We do not purchase exotic derivative products or use leverage as part of our investment strategy to increase yield because we also strive to maintain low share-price volatility. We encourage you to examine the credit quality of your tax-free fund, as well as its yield when evaluating your investment needs.


CONTENTS

Shareholder Letter ......................................................      1

Special Feature:
Uncovering Tax-Free
Opportunities ...........................................................      5

Fund Reports

 Franklin Alabama
 Tax-Free Income Fund ....................................................     8
 Franklin Florida
 Tax-Free Income Fund ....................................................    12
 Franklin Georgia
 Tax-Free Income Fund ....................................................    16
 Franklin Kentucky
 Tax-Free Income Fund ....................................................    20
 Franklin Louisiana
 Tax-Free Income Fund ....................................................    24
 Franklin Maryland
 Tax-Free Income Fund ....................................................    28
 Franklin Missouri
 Tax-Free Income Fund ....................................................    32
 Franklin North Carolina
 Tax-Free Income Fund ....................................................    36
 Franklin Texas
 Tax-Free Income Fund ....................................................    40
 Franklin Virginia
 Tax-Free Income Fund ....................................................    44

Municipal Bond Ratings ..................................................     48

Financial Highlights &
Statement of Investments ................................................     50

Financial Statements ....................................................     97

Notes to Financial Statements ...........................................    108


FUND CATEGORY

[PYRAMID GRAPHIC]

With municipal bond insurance prevalent over the past few years, the difference in yields between high- and lower-rated bonds has narrowed compared to historical levels. As a result, many of our funds in recent years chose to invest in high-rated bonds because of the risk versus return characteristics in the marketplace. At the end of this reporting period, many of our tax-free funds held a large percentage of AAA-rated bonds, reflecting the portfolios' high quality. Our disciplined, long-term, income-oriented investment approach, along with our ability to recognize value, enables us to offer funds providing attractive tax-free yields while enjoying excellent credit quality characteristics compared to their peers. Historically more than 85% of total return for municipal bonds is derived from the income component. In light of this, we choose to concentrate on income and risk-adjusted total return in managing our funds, and on this basis, most of our tax-free funds compare very favorably to their peers.

As the interest-rate outlook stabilizes and inflationary concerns diminish, we expect the bond markets to become more stable. Overall, we expect municipal bonds to perform well, as at the end of the reporting period the ratio of yields for the Bond Buyer 40 Municipal Index versus the 30-year Treasury bond approached 95%, considerably higher than the historical average of 89%, which means municipal bonds are relatively inexpensive. Furthermore, municipal bond supply for 1999 is expected to be approximately 18% less than in 1998, with about $230 billion coming to market. The reduced supply should enhance municipal bond performance going forward.


1. For investors subject to federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

Please keep in mind that interest rates and thus, bond prices, rise and fall depending on the economy. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. Municipal bond funds can help lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own. They continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to reduce risk in their portfolios. Depending on your federal and state tax rates, a taxable investment would need to offer a higher yield than the taxable equivalent yield of a tax-free investment. We encourage you to discuss your financial goals with an investment representative. As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years ahead.

Sincerely,




/s/ C. B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust




/s/ Thomas J. Kenny

Thomas J. Kenny
Director
Franklin Municipal Bond Department

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds. You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.


OVERALL MORNINGSTAR RATINGS(TM)

These funds in Franklin Tax-Free Trust were rated against a universe of 1,591; 1,210 and 372 municipal bond funds for the 3-, 5- and 10-year periods, respectively, ended August 31, 1999.

FRANKLIN MUNICIPAL BOND FUNDS ARE STAR QUALITY

You may be pleased to know how well your Franklin Tax-Free Income Fund compares with the competition. Morningstar, a leading mutual fund rating company, awarded 33 Franklin municipal bond funds their highest ratings, four or five stars. With one of the largest municipal bond departments in the industry, Franklin Templeton has the resources needed to identify attractive municipal bond opportunities and the know-how to purchase them at favorable prices. We offer investors more high-quality choices than any other fund group followed by Morningstar.


*****
FIVE-STAR FRANKLIN TAX-FREE INCOME FUNDS(1,2)
--------------------------------------------------------------------------------
Franklin Florida Tax-Free Income Fund - Class A

Franklin Texas Tax-Free Income Fund - Class A

****

Four-Star Franklin Tax-Free Income Funds(1,2)
--------------------------------------------------------------------------------
Franklin Alabama Tax-Free Income Fund - Class A

Franklin Georgia Tax-Free Income Fund - Class A

Franklin Kentucky Tax-Free Income Fund - Class A

Franklin Louisiana Tax-Free Income Fund - Class A

Franklin Maryland Tax-Free Income Fund - Class A

Franklin Missouri Tax-Free Income Fund - Class A

Franklin North Carolina Tax-Free Income Fund - Class A

Franklin Virginia Tax-Free Income Fund - Class A

1. For investors subject to federal or state alternative minimum tax, all or a portion of the dividends may be subject to such tax, depending on the fund. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. For the 3-, 5- and 10-year periods ended August 31, 1999, the respective Morningstar ratings were as follows: Alabama Tax-Free Income 3, 4, 4; Florida Tax-Free Income 4, 5, 5; Georgia Tax-Free Income 4, 4, 4; Kentucky Tax-Free Income 4, 4, N/A; Louisiana Tax-Free Income 4, 4, 4; Maryland Tax-Free Income 3, 4, 4; Missouri Tax-Free Income 4, 4, 4; North Carolina Tax-Free Income 4, 4, 4; Texas Tax-Free Income 4, 5, 5; Virginia Tax-Free Income 3, 4, 4.

Morningstar proprietary ratings reflect historical risk-adjusted performance and can change monthly. They are calculated from the fund's 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate sales charge adjustments, and a risk factor reflecting performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% four stars, the next 35% three stars, the next 22.5% two stars, and the bottom 10% one star. Ratings are for Class A shares only; other classes may vary. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

You have previously received a prospectus for Franklin Tax-Free Trust in which you are a shareholder. Franklin Templeton Distributors, Inc. is the principal underwriter of the Trust.

This page is not part of the shareholder report.


[SPECIAL UPDATE GRAPHIC]

UNCOVERING TAX-FREE OPPORTUNITIES

[PHOTO OF RAFAEL COSTAS]

Rafael Costas, Senior Vice President and Director of Franklin's Municipal Research Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities at temporarily depressed prices. Generally, we concentrate on investment-grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $50 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields.(1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.

Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment-grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from national credit rating agencies.(2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the quality of our funds. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.


1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Ratings can change.

Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.

Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approx-

[PHOTO]

Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong imately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue, enhancing its quality and appeal to our distinct standards.

Q: How can Franklin's research influence the portfolio managers' investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three national credit rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.

Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.

WHAT IS A ROAD SHOW?

Before a new issue is brought to the public, the issuer and its investment bankers travel around the country making presentations to potential investors concerning the issuer's financial information and outlook.


FRANKLIN ALABAMA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*

Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[PIE CHART]

AAA -                                63.4%
AA -                                  4.7%
A -                                   3.6%
BBB -                                23.5%
Below Investment Grade -              4.8%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Alabama state personal income taxes through a portfolio consisting primarily of Alabama municipal bonds.(1)
--------------------------------------------------------------------------------


STATE UPDATE

[GRAPHIC OF ALABAMA] Alabama's proactive economic development policies are producing gains statewide. Once overly dependent on the manufacturing sector, the state's economy has extensively diversified and now boasts a number of high-tech firms in the Huntsville area as well as health care and business services companies in Birmingham and Mobile. The service and trade sectors have provided 75% of net growth since 1990. As a result, per capita income has grown faster than the nation's, although it is still at 83% of the national average. Unemployment, historically above the national average, has been at par or below the national average since 1991.(2)

While the manufacturing sector's significance has declined -- currently about 20% of employment compared with 27% in 1981 -- the sector has undergone a dramatic transformation. Textile and apparel jobs are leaving the state, as companies move abroad or suffer from cheaper imports. However, nondurable manufacturing is thriving. Mercedes-Benz, which opened its Alabama plant in 1997, is doing better than expected and is expanding its facilities in the state. Honda, Navistar and Boeing are significant manufacturers with extensive investments in Alabama that are expected to provide further employment opportunities in the future.(3)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's(R), CreditWeek Municipal, 4/99.

3. Source: Moody's Investors Service, State of Alabama, 7/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 51 of this report.

Meanwhile, the state maintains a tight grip on its borrowing. Alabama has the 16th lowest net tax-supported debt in the nation, at $317 per capita compared with the $505 national average.(3) Based on this prudent financial management and solid economic growth, Standard & Poor's, a national credit rating agency, assigned Alabama an AA rating.(4)

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(5) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.88%.

Alabama's $2.7 billion municipal bond supply from January through August 1999 represented a favorable 39% increase compared with the same period last year. Several large infrastructure deals accounted for the majority of the supply; however, the fund was also able to find value in a number of smaller deals. Some recently purchased revenue bonds included Florence Electric, Birmingham Water and Sewer, Jefferson County Sewer and Warrior River Water Authority Water.

At the end of the reporting period, utilities remained the fund's largest sector weighting, increasing to 25.3% of the portfolio's total long-term investments from 21.8% on February 28, 1999. Portfolio quality also increased during the same period, as the fund's highest-rated, AAA bonds grew from 59.7% to 63.4% of total long-term investments. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
8/31/99

                                                                       % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
-----------------------------------------------------------------------------------
Utilities                                                                  25.3%

Hospital & Health Care                                                     21.6%

Corporate Backed                                                           13.3%

General Obligation                                                         12.3%

Prerefunded                                                                 6.7%

Housing                                                                     6.2%

Subject to Government Appropriation                                         4.0%

Transportation                                                              3.5%

Higher Education                                                            3.4%

Other Revenue                                                               2.0%

Tax Supported Debt                                                          1.7%


4. This does not indicate Standard & Poor's rating of the fund.

5. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/99 - 8/31/99

                                               DIVIDEND PER SHARE
                                     -------------------------------------------
MONTH                                 CLASS A                        CLASS C
--------------------------------------------------------------------------------
March                                 5 cents                       4.42 cents

April                                 5 cents                       4.42 cents

May                                   5 cents                       4.42 cents

June                                  5 cents                       4.46 cents

July                                  5 cents                       4.46 cents

August                                5 cents                       4.46 cents

--------------------------------------------------------------------------------
TOTAL                                30 CENTS                      26.64 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                         CHANGE              8/31/99             2/28/99
--------------------------------------------------------------------------------
Net Asset Value                 -$0.57               $11.11             $11.68


                                DISTRIBUTIONS (3/1/99 - 8/31/99)
                                ------------------------------------------------
Dividend Income                 $0.3000

Long-Term Capital Gain          $0.0072

       TOTAL                    $0.3072

CLASS C                         CHANGE              8/31/99             2/28/99
--------------------------------------------------------------------------------
Net Asset Value                 -$0.57               $11.17             $11.74

                                DISTRIBUTIONS (3/1/99 - 8/31/99)
                                ------------------------------------------------
Dividend Income                 $0.2664

Long-Term Capital Gain          $0.0072

       TOTAL                    $0.2736


PERFORMANCE

                                                                                               INCEPTION
CLASS A                                       6-MONTH    1-YEAR           5-YEAR     10-YEAR       (9/1/87)
------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     -2.24%    -0.27%           +30.45%     +90.77%      +129.03%

Average Annual Total Return(2)                 -6.41%    -4.48%            +4.54%      +6.21%        +6.76%

Distribution Rate(3)                                              5.17%

Taxable Equivalent Distribution Rate(4)                           9.01%

30-Day Standardized Yield(5)                                      4.78%

Taxable Equivalent Yield(4)                                       8.33%



                                                                                          INCEPTION
CLASS C                                         6-MONTH           1-YEAR       3-YEAR      (5/1/95)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       -2.52%            -0.83%       +13.15%    +23.12%

Average Annual Total Return(2)                   -4.45%            -2.76%        +3.84%     +4.68%

Distribution Rate(3)                                       4.76%

Taxable Equivalent Distribution Rate(4)                    8.30%

30-Day Standardized Yield(5)                               4.39%

Taxable Equivalent Yield(4)                                7.65%

FRANKLIN ALABAMA
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Alabama state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.


CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[PIE CHART]

AAA -                                       69.8%
AA -                                         8.7%
A -                                         10.9%
BBB -                                       10.0%
Below investment Grade -                    06.%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

FRANKLIN FLORIDA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from regular federal tax through a portfolio consisting primarily of Florida municipal bonds.(1) In addition, the fund's shares are free from Florida's annual intangibles tax.
--------------------------------------------------------------------------------


STATE UPDATE(2)

[GRAPHIC OF FLORIDA] Florida continues to be one of the fastest growing states in the nation. Its personal income has grown 6.2% per year since 1994, compared with 5.6% nationally for the same period, ranking 20th among the states. Non-agricultural job growth for 1998 was 4.1%, compared with 2.6% nationally. This trend should continue throughout 1999 with an expected 4% increase over 1998. Florida's double-digit population growth for each of the past two decades is expected to continue as aging baby-boomers begin to retire and move to the state. Such strong population growth has been the main fuel of the state's economy, but has also driven the need for expanded government services including education, corrections, transportation and health and human services.

The state's debt has risen with its growth, and both are expected to continue expanding. 1999 debt per capita was $863 compared with $505 for the national state median. Florida decreased its intangible personal property tax during the reporting period. The new tax rate will reduce the levy from $2 million currently to $1.5 million. The net effect will have only a small impact on the future revenues relative to the state's total income.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, State of Florida, 8/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 55 of this report.

Projections for general revenue growth indicate a slowdown to 5.0% in 1999 from a strong 7.6% in 1998. The state enacted a constitutional amendment adding a Budget Stabilization Fund, which is required to be funded at 5% of the previous year's General Fund receipts. Additionally, the state has constitutionally enacted a revenue limitation to control spending growth by limiting the amount of taxes and other revenue that can be raised in any given year. Exempt from this cap are monies pledged to existing and new bond issues, to mitigate risk to bondholders.

As of July 1999, Florida's state agency computer systems are 99% Year-2000 compliant, with the remaining 1% anticipated to be by October 1999.

PORTFOLIO NOTES

During the reporting period, many Florida municipal bond issuers enhanced their debt's credit quality by purchasing insurance for their upcoming offerings. The increased competitive environment among the various municipal insurers gave issuers the opportunity to purchase insurance at attractive prices, either for new money projects or to refinance existing debt. The majority of the new purchases were insured, thus enhancing the portfolio quality. Accordingly, our percentage of AAA-rated holdings increased slightly from 69.2% to 69.8% of total long-term investments during the period under review. Higher quality bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Some recent purchases included West Palm Beach Utility System Revenue; Wellington Public Service Tax Revenue; Miami-Dade County Housing Finance Authority Revenue - Home Ownership Mortgage; and Florida Housing Finance Corp. Revenue - Brenwood Trace Apartments bonds.

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(3) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.7%.

PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
8/31/99

                                                                       % OF TOTAL
                                                                        LONG TERM
SECTOR                                                                 INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  22.8%

Prerefunded                                                                21.3%

Hospital & Health Care                                                     13.1%

Transportation                                                             11.4%

Housing                                                                     9.1%

Tax Supported Debt                                                          9.1%

Other Revenue                                                               5.3%

General Obligation                                                          3.7%

Subject to Government Appropriation                                         3.3%

Higher Education                                                            0.6%

Corporate Backed                                                            0.3%


3. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


Florida's municipal bond issuance declined 14% for the first half of the calendar year compared with the same period a year ago. As interest rates continued to climb, there were fewer opportunities for issuers to refund existing debt. In this higher interest rate environment, the portfolio employed a strategy of booking tax losses. These losses can then be carried forward to help offset any current or future taxable capital gains, possibly lowering shareholders' tax liabilities. The fund also sold prerefunded bonds to capture the premium and decrease the portfolio's call exposure throughout the period under review. Looking forward, the fund will maintain its strategy of buying current coupon bonds at a slight discount as we seek to provide shareholders with high, current tax-free income.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/99 - 8/31/99

                                                            DIVIDEND PER SHARE
                                                       ---------------------------
MONTH                                                  CLASS A           CLASS C
----------------------------------------------------------------------------------
March                                                  5 cents          4.43 cents

April                                                  5 cents          4.43 cents

May                                                    5 cents          4.43 cents

June                                                   5 cents          4.46 cents

July                                                   5 cents          4.46 cents

August                                                 5 cents          4.46 cents
----------------------------------------------------------------------------------
TOTAL                                                 30 CENTS         26.67 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.56           $11.35    $11.91

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.3000
Long-Term Capital Gain                         $0.0009
   TOTAL                                       $0.3009


CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.57           $11.44    $12.01

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2667
Long-Term Capital Gain                         $0.0009
   TOTAL                                       $0.2676

PERFORMANCE

                                                                        INCEPTION
CLASS A                         6-MONTH    1-YEAR    5-YEAR    10-YEAR   (9/1/87)
---------------------------------------------------------------------------------
Cumulative Total Return(1)       -2.16%    +0.18%    +32.64%   +96.48%   +139.07%
Average Annual Total Return(2)   -6.33%    -4.08%     +4.90%    +6.52%     +7.14%

Distribution Rate(3)                             5.06%
Taxable Equivalent Distribution Rate(4)          8.38%
30-Day Standardized Yield(5)                     4.47%
Taxable Equivalent Yield(4)                      7.40%

                                                                       INCEPTION
CLASS C                                   6-MONTH    1-YEAR    3-YEAR   (5/1/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                 -2.51%    -0.47%    +15.26%   +25.05%
Average Annual Total Return(2)             -4.41%    -2.39%     +4.48%    +5.06%

Distribution Rate(3)                             4.65%
Taxable Equivalent Distribution Rate(4)          7.70%
30-Day Standardized Yield(5)                     4.08%
Taxable Equivalent Yield(4)                      6.75%

FRANKLIN FLORIDA TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal personal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


CREDIT QUALITY BREAKDOWN*

Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[PIE CHART]

AAA                         62.4%
AA                           8.8%
A                           12.2%
BBB                         16.6%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


FRANKLIN GEORGIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Georgia state personal income taxes through a portfolio consisting primarily of Georgia municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[GRAPHIC OF GEORGIA] Georgia's debt has the highest credit rating from Moody's, Fitch and Standard & Poor's, three national credit rating agencies.(2) The state has followed the disciplined and sound policy of issuing only general obligation and guaranteed bonds for the past two decades. This simple debt structure allowed the state to restrain debt growth to a pace slower than revenue growth, and helped push the debt burden to low levels. Such financial practices, exercised for the past six years, have allowed Georgia to return its reserves to the same levels as those preceding the recession of the early 1990s.

New job growth in Georgia outpaced the national average in 1998, increasing 3.3%. Meanwhile, unemployment remained at a low 4.2%, compared with 4.5% for the nation. Georgia ended fiscal 1999 with a $665 million cash surplus in addition to the $83 million surplus carried forward from 1998. The state plans to use these surpluses to buffer phased-in tax cuts taking full effect in fiscal 2000. The state's 1999 per capita debt, $679, was slightly above the $505 national median. Georgia has moved its economy from one dependent on agriculture to a modern, manufacturing-, trade- and services-based economy.(3)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. This does not indicate a rating for the fund.

3. Source: Moody's Investors Service, State of Georgia, 7/26/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 64 of this report.

Georgia's economic outlook is excellent. The state's disciplined debt policies, consistent maintenance of sound, conservative financial operations, coupled with strong growth expectations and a stable, broad-based economy, should lead the state to further economic success.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.89%. The rise in interest rates created an excellent opportunity for Franklin Georgia Tax-Free Income Fund to book tax losses and reinvest the proceeds at significantly higher yields. These losses can be carried forward to help offset current or future capital gains and reduce our shareholders' tax liabilities. In this process, we sold Atlanta General Obligation, Atlanta Water and Sewer Revenue, Savannah Hospital Authority Revenue and Lee County Utilities Authority Water and Sewer Revenue bonds during the reporting period.

Our purchases during the six-month reporting period included Rome Water and Sewer Revenue; Rockdale County Water and Sewer Authority Revenue; Private Colleges and Universities Authority Revenue - Mercer University Project; Medical Center Hospital Authority - Columbus Regional Healthcare System; and Clarke County Hospital Authority - Athens Regional Medical Center Project bonds. These purchases maintained diversification in a broad range of sectors, helping reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund held 62.4% of total long-term investments in AAA quality bonds as of August 31, 1999, reflecting our holdings' fundamentally high quality. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
8/31/99

                                                                       % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  21.5%

Prerefunded                                                                15.9%

Hospital & Health Care                                                     13.2%

Housing                                                                    12.4%

General Obligation                                                         10.8%

Corporate Backed                                                            8.9%

Higher Education                                                            5.8%

Transportation                                                              4.4%

Tax Supported Debt                                                          3.4%

Other Revenue                                                               2.4%

Subject to Government Appropriation                                         1.3%


4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


During the early part of 1999, before the rise in interest rates, issuers took full advantage of lower rates and refinanced outstanding debt. As a result, the fund's prerefunded bond exposure was approximately 16% at the end of the reporting period. In keeping with our strategy, we looked for opportunities to sell prerefunded bonds and reinvest the money in securities with at least ten-year call protection, in an attempt to protect the fund's long-term income stream. As of August 31, 1999, the fund's weighted average life-to-first call was 6.75 years. We bought municipal securities with current coupons, at a slight discount, seeking to maximize the tax-free income distributed to shareholders. As a result, this disciplined investment approach helped protect the fund's share value and maintain a competitive yield.

We are closely monitoring Georgia's supply of tax-exempt municipal bonds. For the first six months of 1999, the state issued $2.8 billion worth, a 3.7% decrease from the same period in 1998. The state's relatively low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain new borrowing requirements.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/99 - 8/31/99

                                                            DIVIDEND PER SHARE
                                                       ---------------------------
MONTH                                                  CLASS A           CLASS C
----------------------------------------------------------------------------------
March                                                  4.95 cents       4.43 cents

April                                                  4.95 cents       4.43 cents

May                                                    4.95 cents       4.43 cents

June                                                   4.95 cents       4.42 cents

July                                                   4.95 cents       4.42 cents

August                                                 4.95 cents       4.42 cents
----------------------------------------------------------------------------------
TOTAL                                                 29.70 CENTS      26.55 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.59           $11.48     $12.07

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2970
Long-Term Capital Gain                         $0.0017
   TOTAL                                       $0.2987

CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.60           $11.55    $12.15

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2655
Long-Term Capital Gain                         $0.0017
   TOTAL                                       $0.2672

PERFORMANCE

                                                                          INCEPTION
CLASS A                           6-MONTH    1-YEAR    5-YEAR    10-YEAR   (9/1/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         -2.39%    -0.37%    +30.39%   +91.09%   +130.93%
Average Annual Total Return(2)     -6.57%    -4.61%     +4.55%    +6.23%     +6.83%

Distribution Rate(3)                               4.95%
Taxable Equivalent Distribution Rate(4)            8.72%
30-Day Standardized Yield(5)                       4.48%
Taxable Equivalent Yield(4)                        7.89%

                                                                          INCEPTION
CLASS C                                     6-MONTH    1-YEAR    3-YEAR    (5/1/95)
-----------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.73%    -0.91%    +13.72%    +23.06%
Average Annual Total Return(2)               -4.62%    -2.81%     +4.02%     +4.65%

Distribution Rate(3)                               4.43%
Taxable Equivalent Distribution Rate(4)            7.80%
30-Day Standardized Yield(5)                       4.08%
Taxable Equivalent Yield(4)                        7.19%

FRANKLIN GEORGIA TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Georgia state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investment
8/31/99

[PIE CHART]

AAA -                          67.2%
AA -                            7.1%
A -                             8.8%
BBB -                          16.1%
Below Investment Grade -        0.8%

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Kentucky state personal income taxes through a portfolio consisting primarily of Kentucky municipal bonds.(1)
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[GRAPHIC OF KENTUCKY] The Bluegrass State is attracting its share of attention. Kentucky has enjoyed positive in-migration during the past few years, in contrast to the 1980s' population declines resulting from the coal industry's downsizing. Employment growth also has been robust, providing jobs for many of the new arrivals. For the year ended February 1999, employment grew by 2.1%, in line with the national average.(2) Furthermore, the recent trend has been away from lower-paying jobs in tobacco, apparel and coal mining, toward higher-paying jobs in the automobile, transportation, health care and financial services sectors.

Kentucky has significantly improved its financial condition in recent years. After running budget deficits in the early '90s, the commonwealth turned around and posted its fifth consecutive surplus in fiscal 1998. The current year looks encouraging as well; from January through April 1999, tax collections were 3.3% higher than the same period a year ago. While a strong economy naturally helps increase revenues, the commonwealth also has shown prudent spending control over the past five years. For fiscal years 1993 through 1998, actual expenditures were 96.5% of the budget.(2) Even more impressive is that Kentucky accomplished this while making substantial financial obligations to improving its education system. Still, Kentucky must deal with debt levels that are relatively high and slightly above national levels. In addition, per capita income remained below the national average, at 81.4% in 1998.(2)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distribution of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, State of Kentucky, 6/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 68 of this report.


Based on Kentucky's solid economy and prudent fiscal management, Moody's, a national credit rating agency, assigned the commonwealth a strong Aa2 rating.(3) With Kentucky's strengths far outweighing its weaknesses, the commonwealth should continue to see above-average economic performance.


PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.23%. The rise in interest rates during the reporting period, created an excellent opportunity for Franklin Kentucky Tax-Free Income Fund to book tax losses and reinvest the proceeds at significantly higher yields. These losses can then be carried forward to help offset current or future capital gains and reduce our shareholders' tax liabilities. Since Kentucky bond supply is scarce, the fund sold Puerto Rico bonds and invested in Kentucky bonds when they became available. Sales of Puerto Rico Power Authority Power Revenue and Puerto Rico Commonwealth Highway and Transportation Authority Revenue bonds during the reporting period provided tax losses.

Our purchases during the six-month reporting period included Hardin County Water District No. 2 Water System Revenue, Oldham County School District Finance Corp. School Building Revenue, Jefferson County School District Finance Corp. School Building Revenue, and Kentucky State Property and Buildings Commission Revenues bonds. These purchases maintained diversification in a broad range of sectors, helping reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund held 67.2% of total long-term investments in AAA quality securities at the end of the reporting period, reflecting our holdings' fundamentally high quality. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
8/31/99

                                                                       % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
----------------------------------------------------------------------------------
Utilities                                                                  21.8%

Hospital & Health Care                                                     20.8%

Housing                                                                    14.7%

Subject to Government Appropriation                                        13.3%

Transportation                                                              8.8%

Prerefunded                                                                 6.1%

Corporate Backed                                                            5.8%

Other Revenue                                                               5.6%

Tax Supported Debt                                                          2.9%

Higher Education                                                            0.2%

3. This does not indicate Moody's rating of the fund.

4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund
3/1/99 - 8/31/99

                                                                       DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
March                                                                 4.85 cents

April                                                                 4.85 cents

May                                                                   4.85 cents

June                                                                  4.85 cents

July                                                                  4.85 cents

August                                                                4.85 cents

--------------------------------------------------------------------------------
TOTAL                                                                29.10 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

We are closely monitoring the supply of Kentucky tax-exempt municipal bonds. For the first six months of 1999, the commonwealth issued a total of $1.3 billion, a 4% decrease from the same period last year. The commonwealth's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain the new borrowing requirement.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.60           $10.87    $11.47

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2910

PERFORMANCE

                                                                           INCEPTION
CLASS A                                     6-MONTH    1-YEAR    5-YEAR    (10/12/91)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.69%    -0.86%    +35.02%    +66.64%
Average Annual Total Return(2)               -6.83%    -5.05%     +5.27%     +6.11%

Distribution Rate(3)                               5.10%
Taxable Equivalent Distribution Rate(4)            8.98%
30-Day Standardized Yield(5)                       4.85%
Taxable Equivalent Yield(4)                        8.54%

FRANKLIN KENTUCKY
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.52%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the current 4.82 cent per share monthly dividend and the maximum offering price per share of $11.35 on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Kentucky state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[PIE CHART]

AAA -                                  61.0%
AA -                                    2.4%
A -                                     7.5%
BBB -                                  21.8%
Below Investment Grade -                7.3%


* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Louisiana state personal income taxes through a portfolio consisting primarily of Louisiana municipal bonds.(1)
--------------------------------------------------------------------------------

STATE UPDATE

[GRAPHIC OF LOUISIANA] Rising income levels and better control of finances improved the state's financial picture. Louisiana's employment base has become slightly more diverse through the growth of service sector jobs, but the state remains highly dependent upon the oil and gas industry for a disproportionately large amount of employment and revenue. State income levels have increased but still lag that of the U.S., at 81% of the national average. Job growth has been 2.3% annually through the 1990s.(2) The state relies on broad-based sales taxes, individual and corporate income taxes, and severance and royalty taxes for its finances. These are all susceptible to cyclical economic swings. In November 1998, voters approved a rainy day fund to be funded from budget surpluses. Many other states have found such a fund to be beneficial during hard economic times.

Louisiana's outlook is stable. The state has been trying to reverse its negative financial position by reducing government employment, controlling Medicaid spending, shrinking the debt burden and addressing some unfunded liabilities.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(3) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.18%. The rise in interest rates created an excellent opportunity for Franklin Louisiana Tax-Free Income Fund to book tax losses and reinvest the proceeds at significantly higher yields. These losses can be carried forward to help offset current or future capital gains and reduce our shareholders' tax liabilities. In the process, we sold Shreveport Airport System Revenue, New Orleans Aviation Board Revenue, Jefferson Parish Hospital Service District No.1 Hospital Revenue, Louisiana Stadium and Exposition District Hotel Occupancy Tax and Stadium Revenue, and Louisiana Public Facilities Authority Hospital Revenue - Franciscan Missionaries bonds during the reporting period.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard & Poor's, 7/5/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 71 of this report.

Our purchases during the six-month reporting period included Greater New Orleans Expressway Commission Revenue; Louisiana Public Facilities Authority Revenue - Centenary College Project; Louisiana State Office Facilities Corp. Lease Revenue
- Capitol Complex Program; Louisiana Public Facilities Authority Hospital Revenue - Touro Infirmary Project; and De Soto Parish Pollution Control Revenue
- Cleco Utility Group Inc. Project bonds. These purchases maintained diversification in a broad range of sectors, helping reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund held 61% of total long-term investments in AAA-quality securities at the end of the reporting period, reflecting our holdings' fundamentally high quality. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

In keeping with our strategy, we looked for opportunities to sell prerefunded bonds and reinvest the money in securities with at least ten-year call protection, and we bought municipal securities with current coupons, at a slight discount, seeking to maximize the tax-free income distributed to shareholders. As of August 31, 1999, the fund's weighted average life-to-first call was 6.42 years. As a result, this disciplined investment approach helped protect the fund's share value and maintain a competitive yield.

WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


3. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
8/31/99

                                                                        % OF TOTAL
                                                                        LONG-TERM
SECTOR                                                                 INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                                  17.4%

Higher Education                                                           15.3%

Hospital & Health Care                                                     14.7%

Corporate Backed                                                           11.4%

Tax Supported Debt                                                          9.8%

Housing                                                                     8.9%

General Obligation                                                          6.5%

Prerefunded                                                                 5.8%

Subject to Government Appropriation                                         4.8%

Transportation                                                              3.1%

Other Revenue                                                               2.3%

We are closely monitoring the supply of Louisiana tax-exempt municipal bonds. From January through August 1999, the state issued a total of nearly $2 billion, a 17% decrease from the same period last year. The state's low debt burden and growing need for new infrastructure such as highways, schools and affordable housing should maintain the new borrowing requirement.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/99 - 8/31/99

                                                            DIVIDEND PER SHARE
                                                      ----------------------------
MONTH                                                  CLASS A           CLASS C
----------------------------------------------------------------------------------
March                                                  4.9 cents        4.33 cents

April                                                  4.9 cents        4.33 cents

May                                                    4.9 cents        4.33 cents

June                                                   4.9 cents        4.36 cents

July                                                   4.9 cents        4.36 cents

August                                                 4.9 cents        4.36 cents
----------------------------------------------------------------------------------
TOTAL                                                 29.4 CENTS       26.07 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.60           $10.99    $11.59

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.294

CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.60           $11.06    $11.66

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2607


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE

                                                                                            INCEPTION
CLASS A                                      6-MONTH   1-YEAR            5-YEAR   10-YEAR   (9/1/87)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.64%    -0.62%            +31.03%   +91.10%  +129.72%

Average Annual Total Return(2)               -6.74%    -4.87%             +4.65%    +6.23%    +6.79%

Distribution Rate(3)                                             5.12%

Taxable Equivalent Distribution Rate(4)                          9.02%

30-Day Standardized Yield(5)                                     4.71%

Taxable Equivalent Yield(4)                                      8.30%

                                                                                            INCEPTION
CLASS C                                             6-MONTH             1-YEAR    3-YEAR    (5/1/95)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                          -2.91%              -1.18%    +14.24%   +24.46%

Average Annual Total Return(2)                      -4.83%              -3.12%     +4.20%    +4.93%

Distribution Rate(3)                                         4.74%

Taxable Equivalent Distribution Rate(4)                      8.35%

30-Day Standardized Yield(5)                                 4.32%

Taxable Equivalent Yield(4)                                  7.61%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Louisiana state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

AAA    52.1%
AA     15.5%
A      22.3%
BBB    10.1%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Maryland state personal income taxes through a portfolio consisting primarily of Maryland municipal bonds.(1)
-------------------------------------------------------------------------------


STATE UPDATE

[GRAPHIC OF MARYLAND] Maryland continues to receive an Aaa rating, the highest possible, from Moody's, a national credit rating agency.(2) The state's economy has seen improved growth over the past two years, turning around the trend that started with the recession of the early '90s and the federal downsizing during the mid-'90s.

Employment growth was 3.6% in 1998 and has averaged about 2.5% for the first half of 1999. State tax collections have registered strong gains over 1998, providing the state with extra funds, while personal income tax collections have grown more than 4%. This increase occurred while the state implemented a five-year, 10% income tax reduction. Maryland has a high debt per capita of $850, making it 10th in the nation. Seeking to improve matters, the state, through a committee policy, established a total debt limit of 3.2% of personal income and debt service within 8% of revenues.(3)

Maryland's outlook is excellent. Financial reserves are healthy, the state has implemented two-thirds of a multi-year income tax reduction, and its economic strength indicates sustained fiscal balance.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. This does not indicate Moody's rating for the fund.

3. Source: Moody's Investors Service, State of Maryland, 7/9/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 75 of this report.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.23%.

Franklin Maryland Tax-Free Income Fund sought to take advantage of the recent volatility in the municipal bond marketplace by purchasing on the dips in the market. This strategy worked well for the fund as the recent volatility enabled us to invest at higher yields. Most of our purchases were in the new-issue market, as many deals were priced attractively. Recent purchases during the reporting period included Baltimore General Obligation; Maryland State Community Development Authority - Department of Housing and Community Development Single Family Housing Revenue Program; and Maryland State Health and Higher Educational Facilities Authority Revenue for Roland Park Place Project and Anne Arundel Medical Center bonds. One constant in your portfolio's investment strategy is the fund's emphasis on high quality and insured bond issues. As of August 31, 1999, 52.1% of the fund's total long-term investments were in highest-rated AAA securities. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

Maryland's new-issue supply from January through August 1999 was down 38% from the same period a year ago. Due to the lack of supply for Maryland issues during the period under review, we did not have the opportunity to book tax losses. We made most of the fund's purchases to invest available funds. However, if more supply becomes available under the recent favorable market conditions, either via the new-issue or secondary market, the fund will attempt to book losses seeking to offset potential capital gains.

BOOKING TAX LOSSES:

For accounting purposes, a loss from the sale of a security can be kept on the books, with time restrictions, and used in a later accounting period to offset a profit. Such a strategy can help minimize the effect of taxes on profits.


4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


PORTFOLIO BREAKDOWN

Franklin Maryland
Tax-Free Income Fund
8/31/99

                             % OF TOTAL
                              LONG-TERM
SECTOR                      INVESTMENTS
---------------------------------------
Hospital & Health Care         22.4%

Housing                        19.2%

Utilities                      17.3%

Subject to Government
Appropriation                   9.5%

General Obligation              9.3%

Prerefunded                     7.1%

Transportation                  4.9%

Other Revenue                   4.1%

Corporate Backed                3.4%

Tax Supported Debt              1.8%

Higher Education                1.0%


Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/99 - 8/31/99


                                                          DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                  CLASS A           CLASS C
--------------------------------------------------------------------------------
March                                                  4.6 cents      4.04 cents

April                                                  4.6 cents      4.04 cents

May                                                    4.6 cents      4.04 cents

June                                                   4.6 cents      4.08 cents

July                                                   4.6 cents      4.08 cents

August                                                 4.6 cents      4.08 cents
--------------------------------------------------------------------------------
TOTAL                                                 27.6 CENTS     24.36 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

FRANKLIN MARYLAND TAX-FREE INCOME FUND

PRICE AND DISTRIBUTION INFORMATION


CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.61           $11.05    $11.66

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2760

Long-Term Capital Gain                         $0.0301

TOTAL                                          $0.3061


CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.61           $11.14    $11.75

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               ----------------------------------
Dividend Income                                $0.2436

Long-Term Capital Gain                         $0.0301

TOTAL                                          $0.2737


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


                                                                                                INCEPTION
CLASS A                                      6-MONTH    1-YEAR            5-YEAR    10-YEAR     (10/3/88)
---------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.61%     -0.58%            +33.10%   +93.24%     +107.01%

Average Annual Total Return(2)               -6.76%     -4.80%             +4.98%    +6.34%       +6.47%

Distribution Rate(3)                                               4.78%

Taxable Equivalent Distribution Rate(4)                            8.58%

30-Day Standardized Yield(5)                                       4.57%

Taxable Equivalent Yield(4)                                        8.20%

                                                                                    INCEPTION
CLASS C                                      6-MONTH           1-YEAR    3-YEAR     (5/1/95)
---------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.86%            -1.13%    +14.71%    +25.53%

Average Annual Total Return(2)               -4.79%            -3.05%     +4.34%     +5.14%

Distribution Rate(3)                                  4.35%

Taxable Equivalent Distribution Rate(4)               7.81%

30-Day Standardized Yield(5)                          4.17%

Taxable Equivalent Yield(4)                           7.49%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Maryland state and local personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN MISSOURI TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-free Income Fund
Based on Total Long-term Investments
8/31/99

[PIE CHART]

AAA -                     62.9%
AA -                      13.4%
A -                        6.2%
BBB -                     16.6%
Below Investment Grade -   0.9%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

Your Fund's Goal: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Missouri state personal income taxes through a portfolio consisting primarily of Missouri municipal bonds.(1)

STATE UPDATE

[GRAPHIC OF MISSOURI]

The Show Me State is showing its strength. Profiting from the booming national economy, Missouri's employment and personal income are increasing faster than national rates. For the past three fiscal years, employment has expanded by an average 2.1%, fueling personal income growth by 4.2% in fiscal 1998 and an estimated 5.0% in fiscal 1999.(2) As of June 1999, unemployment stood at just 3.8%, significantly below the national average.(3)

Missouri enjoys an economy that is large, diverse and stable, which often shields it from a downturn in any one sector. Manufacturing, trade, services and agriculture are particularly important sectors within the state. Missouri's central location and extensive transportation infrastructure give the state a decided advantage over its neighbors for the trade and distribution of goods.

Financially, Missouri's prudent fiscal management is paying big dividends. With a debt per capita of $249, the state has less than half the average national debt. At fiscal year-end 1998, Missouri had a positive general fund balance of $1.17 billion.(2) This combination is enabling the state to focus on improving the quality of life for its citizens. In its fiscal year 2000 budget, Missouri plans to reduce taxes, cut unnecessary expenditures and invest in such high priority projects as education, public safety and job preparation. Based on this positive financial picture, Standard and Poor's, a national credit rating agency, assigns the state its highest rating, AAA.(4)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Standard and Poor's, CreditWeek Municipal, 6/14/99.

3. Source: Bureau of Labor Statistics, 8/99.

You will find a complete listing of the fund's portfolios holdings, including dollar value and number of shares or principal amount, beginning on page 79 of this report.


PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(5) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.5%.

During the six months under review, the higher interest-rate environment provided a favorable opportunity for Franklin Missouri Tax-Free Income Fund to sell some lower-yielding bonds at a loss and reinvest the proceeds in higher-yielding bonds. We can use the proceeds from such sales to help offset current or future capital gains, possibly reducing shareholders' tax liabilities. Missouri's $2 billion municipal bond supply for January through August 1999 was fairly light, a 45% decrease from issuance for the same period last year. However, we were still able to find value in a number of deals that came to market, including St. Charles County Public Water Supply District No. 2 Certificates of Participation; Kansas City Municipal Assistance - Leasehold Roe Bartle; University of Missouri Health Facilities Revenue - Health System; and St. Louis County Industrial Development Authority, Multi-Family Housing Revenue
- Lucas Hunt Village Project GNMA bonds.

The hospital and health care sector remained the fund's largest category weighting, comprising 29.8% of total long-term investments on August 31, 1999. At the same time, the fund held 62.9% of total long-term investments in highest-rated AAA bonds. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.


PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-free Income Fund
8/31/99


                                             % OF TOTAL
                                              LONG-TERM
SECTOR                                       INVESTMENTS
--------------------------------------------------------

Hospital & Health Care                          29.8%

Subject to Government Appropriation             19.1%

Prerefunded                                     11.2%

Housing                                         11.0%

Utilities                                        9.4%

Corporate Backed                                 4.3%

Tax Supported Debt                               3.9%

Higher Education                                 3.7%

Transportation                                   3.2%

Other Revenue                                    3.0%

General Obligation                               1.4%

4. This does not indicate Standard and Poor's rating of the fund.

5. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/99 - 8/31/99


                                              DIVIDEND PER SHARE
                                         ----------------------------
MONTH                                     CLASS A           CLASS C
---------------------------------------------------------------------

March                                     5 cents          4.42 cents
April                                     5 cents          4.42 cents
May                                       5 cents          4.42 cents
June                                      5 cents          4.48 cents
July                                      5 cents          4.48 cents
August                                    5 cents          4.48 cents
---------------------------------------------------------------------
TOTAL                                    30 CENTS         26.70 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.67           $11.52    $12.19

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.3000
Long-Term Capital Gain                         $0.0135
   TOTAL                                       $0.3135

CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.67           $11.57    $12.24

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2670
Long-Term Capital Gain                         $0.0135
   TOTAL                                       $0.2805

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE

                                                                                           INCEPTION
CLASS A                                      6-MONTH   1-YEAR          5-YEAR    10-YEAR   (9/1/87)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.92%    -0.88%          +32.58%   +96.11%   +133.51%
Average Annual Total Return(2)               -7.04%    -5.07%           +4.89%    +6.51%     +6.93%

Distribution Rate(3)                                            4.99%
Taxable Equivalent Distribution Rate(4)                         8.79%
30-Day Standardized Yield(5)                                    4.61%
Taxable Equivalent Yield(4)                                     8.12%

                                                                                  INCEPTION
CLASS C                                      6-MONTH           1-YEAR   3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -3.18%            -1.44%   +14.88%   +25.07%
Average Annual Total Return(2)               -5.06%            -3.33%    +4.38%    +5.04%

Distribution Rate(3)                                   4.59%
Taxable Equivalent Distribution Rate(4)                8.08%
30-Day Standardized Yield(5)                           4.23%
Taxable Equivalent Yield(4)                            7.45%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Missouri state personal income tax bracket of 43.2%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin North Carolina
Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99
[PIE CHART]

AAA -  57.4%
AA  -  18.5%
A   -  12.2%
BBB -  11.9%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


Your Fund's Goal: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and North Carolina state personal income taxes through a portfolio consisting primarily of North Carolina municipal bonds.(1)


STATE UPDATE

[GRAPHIC OF NORTH CAROLINA]

North Carolina is rated AAA by Standard & Poor's, a national credit rating agency, for its economic growth coupled with the state's fiscal practices, which have rebuilt its financial position over the past seven years.(2)

The state has continued to broaden its textile-, manufacturing- and tobacco-dominated economy into an employment mix relying more strongly on finance, services and trade. North Carolina's unemployment rate was 3.4% in 1998, well below that of the national level. Non-manufacturing growth is expected to average 2.4% through 2000. Sales tax collections were 4.3% in 1998, and income-tax revenues grew more than 12%. Despite an increase in the state's general obligation (GO) debt recently, its debt per capita is a very low $330.(3)

North Carolina's outlook is positive. The state's economy is expected to continue expanding, and North Carolina's budgetary discipline and maintenance of strong financial operations, sufficient reserve levels and financial flexibility should allow it to take further advantage of the expected expansion.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. This does not indicate Standard & Poor's rating for the fund.

3. Source: Standard & Poor's, 7/9/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 84 of this report.

PORTFOLIO NOTES

During the reporting period, many of North Carolina municipal bond issuers enhanced their debt's credit quality by purchasing insurance for their upcoming offerings. The increased competitive environment among the various municipal insurers gave issuers the opportunity to purchase insurance at attractive prices, either for new money projects or to refinance existing debt. The majority of the new purchases were insured. As a result, the portfolio quality remained strong by maintaining 57.4% of the fund's total long-term investments in the highest-rated AAA securities as of August 31, 1999. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Some recent purchases included Appalachian State University Revenue; Johnston County Finance Corporation Installment Payment Revenue - School and Museum Project; and North Carolina Medical Care Commission Health Care Facilities Revenue - Scotland Memorial Hospital Project bonds.

North Carolina's municipal bond issuance declined 23% for the first half of the calendar year compared with the same period in 1998. Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.18%. As interest rates continued to climb, there were fewer opportunities for issuers to refund existing debt. In this higher interest-rate environment, the portfolio employed a strategy of booking tax losses. These tax losses can then be carried forward to help offset any current or future taxable capital gains. The fund also sold prerefunded bonds to capture the premium and decrease the portfolio's call exposure throughout the period under review. Looking forward, the fund will maintain its strategy of buying current coupon bonds at a slight discount, seeking to provide shareholders with high, current tax-free income.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-free Income Fund
8/31/99


                                        % OF TOTAL
                                         LONG-TERM
SECTOR                                  INVESTMENTS
---------------------------------------------------

Utilities                                  23.2%

Hospital & Health Care                     21.9%

Prerefunded                                18.1%

Housing                                    11.1%

Subject to Government Appropriation         9.0%

Higher Education                            4.9%

Corporate Backed                            4.7%

Other Revenue                               2.6%

Tax Supported Debt                          2.3%

General Obligation                          1.9%

Transportation                              0.3%

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-free Income Fund
3/1/99 - 8/31/99


                                              DIVIDEND PER SHARE
                                         ----------------------------
MONTH                                      CLASS A           CLASS C
---------------------------------------------------------------------

March                                     4.95 cents       4.36 cents
April                                     4.95 cents       4.36 cents
May                                       4.95 cents       4.36 cents
June                                      4.95 cents       4.39 cents
July                                      4.95 cents       4.39 cents
August                                    4.95 cents       4.39 cents
---------------------------------------------------------------------
TOTAL                                    29.70 CENTS      26.25 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99
Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.63           $11.53    $12.16

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.297

CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.64           $11.60    $12.24

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2625


CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE

                                                                                            INCEPTION
CLASS A                                      6-MONTH   1-YEAR           5-YEAR    10-YEAR   (9/1/87)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.73%    -0.65%           +31.59%   +90.42%   +131.78%
Average Annual Total Return(2)               -6.87%    -4.86%            +4.73%    +6.19%     +6.87%

Distribution Rate(3)                                            4.93%
Taxable Equivalent Distribution Rate(4)                         8.85%
30-Day Standardized Yield(5)                                    4.55%
Taxable Equivalent Yield(4)                                     8.17%

                                                                                  INCEPTION
CLASS C                                      6-MONTH           1-YEAR   3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -3.08%            -1.28%   +14.83%    +24.45%
Average Annual Total Return(2)               -4.96%            -3.17%    +4.36%     +4.92%

Distribution Rate(3)                                   4.52%
Taxable Equivalent Distribution Rate(4)                8.11%
30-Day Standardized Yield(5)                           4.16%
Taxable Equivalent Yield(4)                            7.47%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and North Carolina state personal income tax bracket of 44.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN TEXAS TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Texas Tax-free Income Fund
Based on Long-term Investments
8/31/99

AAA -  53.5%
AA  -   6.7%
A   -   4.5%
BBB -  35.3%


* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


Your Fund's Goal: Franklin Texas Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of Texas municipal bonds.(1)


STATE UPDATE

[GRAPHIC OF TEXAS]

Add the Texas economy to the list of things for which Texans should be proud. The state has one of the nation's strongest economies and it continues to grow. Once overly reliant on the oil and agriculture industries, Texas has now diversified into a trade and service powerhouse. Such diversification has been so successful that the state barely felt a ripple from the oil price declines in 1997 and 1998. The high-technology sector in particular, which includes such leading companies as Dell and Texas Instruments, is seeing substantial growth.

The state's financial management has been strong as well. For the past few years, Texas has maintained a cash surplus, and ended the 1998 fiscal year with a surplus of $3.3 billion. Its debt burden still remains relatively low with $296 net tax-supported debt per capita compared with $505 nationally, ranking 36th lowest in the nation.(2)

Texas does face some challenges on the horizon. It is a fast-growing state, now the country's second most populous, which pressures the state to provide basic services such as education, health care and criminal justice. In addition, Internet and e-commerce growth also may pose a threat to the state's fiscal health. Texas is heavily dependent on sales taxes for its revenues, and at this time, there is no sales tax on items purchased in the electronic marketplace. The rapid increase of the Internet may take away sales from the traditional retailers, which could lower the state's sales tax collection.(3)


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, State of Texas, 7/99.

3. Source: Moody's Investors Service, State of Texas, 6/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 89 of this report.

Moody's, a national credit rating agency, assigned Texas an Aa1 rating, as a result of its strong economy.(4) Looking forward, the positive trends ought to remain in place, and the economy should continue to outpace the nation's.

PORTFOLIO NOTES

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(5) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.17%. The rise in interest rates created an excellent opportunity for Franklin Texas Tax-Free Income Fund to book tax losses and reinvest the proceeds at significantly higher yields. These losses can be carried forward to help offset current or future capital gains and reduce our shareholders' tax liabilities. In the process, we sold Socorro Independent School District General Obligation
(GO); Waxahachie Community Development Corp. Sales Tax Revenue; Gulf Coast Water Authority Texas Water Systems Contract Revenue - La Marque Project; and Port Corpus Christi Industrial Development Corp. Revenue - Valero bonds during the reporting period.

Our purchases during the six-month reporting period included University of Texas University Revenues - Financing System; Brownsville Combined Tax and Revenue Certificates of Obligation; Denton County GO - Permanent Improvement; Decatur Hospital Authority Hospital Revenue; Houston Higher Education Finance Corp. Higher Education Revenue - Rice University Project; and Harris County Health Facilities Development Corp. Revenue - Christus Health bonds. These purchases maintained diversification in a broad range of sectors, helping reduce the fund's exposure to risk and volatility that may affect any one sector. In addition, the fund held 53.5% of total long-term investments in AAA quality securities as of August 31, 1999, reflecting our holdings' fundamentally high quality. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.


PORTFOLIO BREAKDOWN

Franklin Texas Tax-Free Income Fund
8/31/99


                              % OF TOTAL
                               LONG-TERM
SECTOR                        INVESTMENTS
-----------------------------------------

Hospital & Health Care           24.6%

Utilities                        21.2%

Corporate Backed                 12.7%

Prerefunded                      11.0%

General Obligation                8.4%

Higher Education                  7.4%

Transportation                    6.8%

Housing                           4.5%

Tax Supported Debt                2.0%

Other Revenue                     1.4%


4. This does not indicate Moody's rating of the fund.

5. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

We continued to buy municipal securities with current coupons at a slight discount, seeking to maximize the tax-free income distributed to shareholders. As in previous reporting periods, the fund actively managed its exposure to prerefunded bonds. They comprised only 11% of total long-term investments on August 31, 1999. As a result, this disciplined investment approach helped protect the fund's share value and maintain a competitive yield.

We closely monitor the supply of Texas tax-exempt municipal bonds. From January through August 1999, the state issued more than $11.8 billion, a 2.4% increase from the same period in 1998. Going forward, Texas' growing population will continue to create sustained need for spending on education, transportation and water development, resulting in the need for further borrowing.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Texas Tax-Free Income Fund
3/1/99 - 8/31/99


                                                           DIVIDEND PER SHARE
                                                      ----------------------------
MONTH                                                   CLASS A           CLASS C
----------------------------------------------------------------------------------
March                                                  4.85 cents       4.28 cents
April                                                  4.85 cents       4.28 cents
May                                                    4.85 cents       4.28 cents
June                                                   4.80 cents       4.24 cents
July                                                   4.80 cents       4.24 cents
August                                                 4.80 cents       4.24 cents
----------------------------------------------------------------------------------
TOTAL                                                 28.95 CENTS      25.56 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.59           $10.83    $11.42

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2895
Long-Term Capital Gain                         $0.0397
   TOTAL                                       $0.3292

CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.60           $10.97    $11.57

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2556
Long-Term Capital Gain                         $0.0397
   TOTAL                                       $0.2953

PERFORMANCE

                                                                                           INCEPTION
CLASS A                                      6-MONTH    1-YEAR         5-YEAR    10-YEAR  (9/1/87)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.28%     -0.53%         +31.58%   +93.52%  +135.93%
Average Annual Total Return(2)               -6.46%     -4.73%         +4.74%    +6.36%    +7.03%

Distribution Rate(3)                                             5.09%
Taxable Equivalent Distribution Rate(4)                          8.43%
30-Day Standardized Yield(5)                                     4.59%
Taxable Equivalent Yield(4)                                      7.60%

                                                                                  INCEPTION
CLASS C                                      6-MONTH           1-YEAR   3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.63%            -1.09%   +14.62%    +25.68%
Average Annual Total Return(2)               -4.57%            -3.02%    +4.29%     +5.18%

Distribution Rate(3)                                   4.71%
Taxable Equivalent Distribution Rate(4)                7.80%
30-Day Standardized Yield(5)                           4.20%
Taxable Equivalent Yield(4)                            6.95%

FRANKLIN TEXAS TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal personal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN VIRGINIA TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99


AAA                       57.5%
AA                        21.0%
A                          9.4%
BBB                       11.9%
Below Investment Grade     0.2%


*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

-------------------------------------------------------------------------------
Your Fund's Goal: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Virginia state personal income taxes through a portfolio consisting primarily of Virginia municipal bonds.(1)
-------------------------------------------------------------------------------

COMMONWEALTH UPDATE

[GRAPHIC OF VIRGINIA] Virginia is rated a strong AAA by Standard & Poor's, a national credit rating agency, for its healthy and diversified economy, low unemployment rates, above-average income levels, prudent financial management and low per capita debt burden.(2)

Employment growth in high-technology and business services have offset job losses in manufacturing and federal government employment. The service sector, accounting for about 30% of the commonwealth's employment, should continue to lead job growth. Virginia's per capita income, $27,364 in 1998, is the highest of the southern states and slightly above the $26,397 national average. Personal income is expected to grow approximately 6% in each of the next three years. The Secretary of Finance and the Department of Planning and Budget monitor revenue collections and expenditures, and have done a skillful job adjusting their financial practices for economic trends. The commonwealth has an exceptionally low $190 per capita debt.(3)

Virginia's outlook is positive. The commonwealth's steady economic growth coupled with its strong financial management practices should allow Virginia's favorable economic situation to continue.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. This does not indicate Standard & Poor's rating for the fund.

3. Source: Standard & Poor's, 7/9/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 92 of this report.

PORTFOLIO NOTES

During the reporting period, many Virginia municipal bond issuers enhanced their debt's credit quality by purchasing insurance for their upcoming offerings. The increased competitive environment among the various municipal insurers gave issuers the opportunity to purchase insurance at attractive prices, either for new money projects or to refinance existing debt. The majority of the new purchases were insured, thus enhancing the portfolio quality. Accordingly, our AAA-rated portfolio holdings increased from 55.1% to 57.5% of total long-term investments during the period under review. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Some recent purchases included Chesapeake Toll Road Revenue - Expressway; Newport News Redevelopment and Housing Authority Revenue; Virginia State Housing Development Authority - Multi-Family Housing; and Prince William County Service Authority Water and Sewer Systems Revenue bonds.

Generally rising interest rates during the six-month period under review presented challenges for the municipal bond market, as bond prices fall when interest rates rise. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.30%.

Virginia's municipal bond issuance declined significantly, down 39% for the first eight months of the calendar year compared with the same period a year ago. As interest rates continued to climb, there were fewer opportunities for issuers to refund existing debt. In this higher interest-rate environment, the portfolio employed a strategy of booking tax losses. These tax losses can then be carried forward to help offset any current or future taxable capital gains, possibly lowering shareholders' tax liabilities. The fund also sold prerefunded bonds to capture the premium and decrease the portfolio's call exposure throughout the period under review. Looking forward, the fund will maintain its strategy of buying current coupon bonds at a slight discount to provide shareholders with high, current tax-free income.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
8/31/99

                                          % OF TOTAL
                                           LONG-TERM
SECTOR                                    INVESTMENTS
-----------------------------------------------------

Utilities                                    18.6%

Hospital & Health Care                       16.1%

Prerefunded                                  14.5%

Transportation                               13.0%

Corporate Backed                             10.6%

Housing                                      10.6%

Other Revenue                                 6.7%

Higher Education                              5.4%

General Obligation                            2.3%

Subject to Government Appropriation           1.3%

Tax Supported Debt                            0.9%

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/99 - 8/31/99


                                                           DIVIDEND PER SHARE
                                                      ----------------------------
MONTH                                                   CLASS A           CLASS C
----------------------------------------------------------------------------------
March                                                  4.85 cents       4.29 cents
April                                                  4.85 cents       4.29 cents
May                                                    4.85 cents       4.29 cents
June                                                   4.85 cents       4.32 cents
July                                                   4.85 cents       4.32 cents
August                                                 4.85 cents       4.32 cents
----------------------------------------------------------------------------------
TOTAL                                                 29.10 CENTS      25.83 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.63           $11.25    $11.88

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.291

CLASS C                                        CHANGE           8/31/99   2/28/99
---------------------------------------------------------------------------------
Net Asset Value                                -$0.62           $11.33    $11.95

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------
Dividend Income                                $0.2583

PERFORMANCE

                                                                                                 INCEPTION
CLASS A                                          6-MONTH    1-YEAR          5-YEAR    10-YEAR    (9/1/87)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                       -2.85%    -0.95%           +31.17%    +92.98%   +132.74%
Average Annual Total Return(2)                   -7.00%    -5.16%            +4.67%     +6.34%     +6.90%

Distribution Rate(3)                                               4.95%
Taxable Equivalent Distribution Rate(4)                            8.70%
30-Day Standardized Yield(5)                                       4.55%
Taxable Equivalent Yield(4)                                        7.99%

                                                                            INCEPTION
CLASS C                                      6-MONTH     1-YEAR   3-YEAR    (5/1/95)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -3.02%      -1.42%   +14.07%   +24.02%
Average Annual Total Return(2)               -4.93%      -3.33%    +4.13%    +4.86%

Distribution Rate(3)                                4.54%
Taxable Equivalent Distribution Rate(4)             7.98%
30-Day Standardized Yield(5)                        4.15%
Taxable Equivalent Yield(4)                         7.29%

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.


CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Virginia state personal income tax bracket of 43.1%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


MUNICIPAL BOND RATINGS


MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN ALABAMA TAX-FREE INCOME FUND


                                                  Six Months Ended                        Year Ended February 28,
                                                   August 31, 1999     -------------------------------------------------------------
Class A                                            (unaudited)***        1999           1998        1997       1996(1)      1995
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   11.68         $   11.98      $   11.73   $   11.73   $   11.31   $   11.80
                                                     ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .30               .62            .64         .65         .66         .66
 Net realized and unrealized gains (losses) ...           (.56)             (.25)           .36         .01         .42        (.50)
                                                     ------------------------------------------------------------------------------
Total from investment operations ..............           (.26)              .37           1.00         .66        1.08         .16
                                                     ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.30)(3)          (.62)(2)       (.65)       (.66)       (.66)       (.65)
 Net realized gains ...........................           (.01)             (.05)          (.10)         --          --          --
                                                     ------------------------------------------------------------------------------
Total distributions ...........................           (.31)             (.67)          (.75)       (.66)       (.66)       (.65)
                                                     ------------------------------------------------------------------------------
Net asset value, end of period ................      $   11.11         $   11.68      $   11.98   $   11.73   $   11.73   $   11.31
                                                     ==============================================================================
Total return* .................................          (2.24%)            3.21%          8.79%       5.84%       9.74%       1.54%

Ratios/supplemental data
Net assets, end of period (000's) .............      $ 225,818         $ 238,670      $ 216,982   $ 193,466   $ 185,981   $ 170,051
Ratios to average net assets:
 Expenses .....................................            .72%**            .71%           .72%        .71%        .72%        .72%
 Net investment income ........................           5.30%**           5.23%          5.39%       5.62%       5.69%       5.88%
Portfolio turnover rate .......................          12.37%             8.67%         10.44%      15.47%      12.39%      19.85%

Class C
------------------------------------------------------------------------------------------------------------------------------------

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........      $   11.74         $   12.04      $   11.78   $   11.77   $   11.36
                                                     ------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................            .27               .56            .58         .59         .49
 Net realized and unrealized gains (losses) ...           (.56)             (.25)           .36         .01         .41
                                                     ------------------------------------------------------------------
Total from investment operations ..............           (.29)              .31            .94         .60         .90
                                                     ------------------------------------------------------------------
Less distributions from:
 Net investment income ........................           (.27)(3)          (.56)(2)       (.58)       (.59)       (.49)
 Net realized gains ...........................           (.01)             (.05)          (.10)         --          --
                                                     ------------------------------------------------------------------
Total distributions ...........................           (.28)             (.61)          (.68)       (.59)       (.49)
                                                     ------------------------------------------------------------------
Net asset value, end of period ................      $   11.17         $   11.74      $   12.04   $   11.78   $   11.77
                                                     ==================================================================
Total return* .................................          (2.52%)            2.62%          8.23%       5.28%       8.01%

Ratios/supplemental data
Net assets, end of period (000's) .............      $  16,250         $  14,895      $   9,469   $   5,683   $   1,662
Ratios to average net assets:
 Expenses .....................................           1.26%**           1.27%          1.29%       1.28%       1.29%**
 Net investment income ........................           4.74%**           4.67%          4.80%       5.05%       5.09%**
Portfolio turnover rate .......................          12.37%             8.67%         10.44%      15.47%      12.39%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
C.

(2) Includes distributions in excess of net investment income in the amount of $.006 and $.004 for Class A and C, respectively.

(3) Includes distributions in excess of net investment income in the amount of $.002.


                     See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                  PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS 98.6%
BONDS 97.9%
Alabama Building Renovation Financing Authority Revenue, 7.45%, 9/01/11 ......................   $ 1,500,000   $  1,572,465
Alabama HFA, SFMR,
   GNMA Secured, Series A, 7.50%, 10/01/10 ...................................................       490,000        503,955
   Series A-1, GNMA Secured, FNMA Insured, 6.50%, 4/01/17 ....................................     3,440,000      3,539,347
   Series A-2, GNMA Secured, FNMA Insured, 6.80%, 4/01/25 ....................................     1,215,000      1,259,773
   Series C, GNMA Secured, 7.45%, 10/01/21 ...................................................       285,000        290,900
   Series C-2, GNMA Secured, 7.75%, 4/01/22 ..................................................       660,000        680,117
   Series D-2, GNMA Secured, FNMA Insured, 5.75%, 10/01/23 ...................................     1,970,000      1,947,128
Alabama State Docks Department Docks Facilities Revenue, MBIA Insured, 6.30%, 10/01/21 .......     4,500,000      4,728,060
Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 ........     2,000,000      2,006,720
Alabama Water Pollution Control Authority Revolving Fund Loan, Series B,
Pre-Refunded, 7.75%, 8/15/12 .................................................................     2,885,000      2,992,149
Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 .........................     2,215,000      2,372,199
Alexander City Utility Revenue, wts., Refunding, FSA Insured, 6.20%, 8/15/10 .................     2,000,000      2,134,260
Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 ..................................     1,000,000      1,033,630
Athens Water and Sewer Revenue, wts., AMBAC Insured, 6.10%, 8/01/18...........................     1,500,000      1,565,520
Auburn Governmental Utility Services Corp. Wastewater Treatment Revenue,
Merscot-Auburn LP Project, FGIC Insured, 7.30%, 1/01/12 ......................................     1,390,000      1,426,349
Auburn University General Fee Revenue, Refunding, 7.00%, 6/01/11 .............................     2,000,000      2,110,440
Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ..........     1,000,000        919,880
Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A,
MBIA Insured, 7.25%, 4/01/15 .................................................................     1,000,000      1,032,910
Birmingham Airport Authority Revenue, Series A, AMBAC Insured, 7.375%, 7/01/10 ...............       500,000        515,470
Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
Baptist Health System Inc., Refunding, MBIA Insured,
   5.875%, 11/15/19 ..........................................................................     3,500,000      3,266,655
   7.00%, 1/01/21 ............................................................................     1,870,000      1,942,500
   5.875%, 11/15/26 ..........................................................................     2,000,000      1,836,460
Birmingham GO, Refunding, Series B, 6.25%, 4/01/16 ...........................................     1,000,000      1,048,930
Birmingham Southern College Private Educational Building Authority
Tuition, Refunding, 5.35%, 12/01/19 ..........................................................     1,000,000        932,060
Birmingham Special Care Facilities Financing Authority Revenue,
   Health Care, Medical Center East, MBIA Insured, 7.00%, 7/01/12 ............................     1,200,000      1,268,652
   Medical Center East, Refunding, MBIA Insured, 7.25%, 7/01/15 ..............................     2,000,000      2,016,420
Birmingham Water and Sewer Revenue, wts., Series A, 4.75%, 1/01/29 ...........................     1,860,000      1,549,696
Birmingham-Jefferson Civic Center Authority, Special Tax, Capital Outlay,
   7.40%, 1/01/08 ............................................................................       285,000        290,569
   7.25%, 1/01/12 ............................................................................       640,000        645,171
Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding,
Series A, 7.75%, 5/01/09 .....................................................................     3,250,000      3,398,980
Citronelle IDB, PCR, Stauffer Chemical Project, Series 1982, 8.00%, 12/01/12 .................       500,000        519,135
Coffee County PBA, Building Revenue, wts., FSA Insured, 6.10%, 9/01/16 .......................     1,000,000      1,047,180
Colbert County Health Care Authority, Helen Keller Hospital, Refunding, 8.75%, 6/01/09 .......     1,750,000      1,841,368
Columbia IDB, PCR, Alabama Power Co. Project, Refunding, AMBAC Insured, 6.50%, 9/01/23 .......     4,500,000      4,590,000
Courtland IDB,
   Environmental Improvement Revenue, Champion International Corp. Project,
   Refunding, 6.40%, 11/01/26 ................................................................     2,000,000      2,033,020
   Solid Waste Disposal Revenue, Champion International Corp. Project, 7.75%, 1/01/20 ........       505,000        519,458
   Solid Waste Disposal Revenue, Champion International Corp. Project,
   Series A, 6.50%, 9/01/25                                                                        5,000,000      5,106,050
Courtland IDBR, Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ...........     4,000,000      4,297,600
Demopolis HDC, MFHR, Refunding, Series A, FSA Insured, 7.625%, 8/01/19 .......................     1,400,000      1,433,586
Fairfield GO, wts., AMBAC Insured, Pre-Refunded, 6.30%, 6/01/22 ..............................     3,000,000      3,166,020
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
   5.45%, 9/01/14 ............................................................................     2,000,000      1,896,000
   Series A, 6.70%, 12/01/24 .................................................................     3,500,000      3,655,505
Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 .................................     2,915,000      2,777,062
Gadsden HDC, MFR, Refunding, Series A, 7.00%, 1/01/22 ........................................     1,565,000      1,590,697
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ....................................     1,000,000      1,057,330
Guam Power Authority Revenue, Series A, 5.125%, 10/01/29 .....................................     1,000,000        890,160
Gulf Shores GO, Refunding, wts., AMBAC Insured, 6.00%, 9/01/21 ...............................     1,935,000      1,993,340
Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.75%, 9/01/25 .................     6,000,000      6,058,680
Houston County Health Care Authority Revenue, Southeast Medical Center,
MBIA Insured, 6.125%, 10/01/12 ...............................................................     2,070,000      2,163,047
Huntsville Solid Waste Disposal Authority and Resource Recovery Revenue,
FGIC Insured, 7.00%, 10/01/14 ................................................................       230,000        239,736
Jackson IDBR, Solid Waste, Boise Cascade, Refunding, 5.70%, 12/01/27 .........................     4,150,000      3,787,290


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)


                                                                                                  PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS (CONT.)
BONDS (CONT.)
Jasper County Waterworks and Sewer Board Water and
  Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14 ...............................................   $ 1,000,000   $  1,062,460
Jefferson County Sewer Revenue,
   Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 .........................     5,000,000      4,736,850
   wts., ETM, 7.50%, 9/01/13 .................................................................       200,000        205,204
   wts., Refunding, Series A, FGIC Insured, 5.375%, 2/01/27 ..................................     4,500,000      4,322,250
   wts., Series D, FGIC Insured, 5.75%, 2/01/27 ..............................................     6,000,000      5,926,260
Lauderdale County and Florence Healthcare Authority Revenue GO, Coffee
  Health Group, Series A, MBIA Insured, 5.375%, 7/01/29 ......................................     5,000,000      4,672,950
LCM Housing Assistance Corp. Project MFR, Section 8 Assisted Project,
  Refunding, Series A, 7.875%, 1/01/22 .......................................................     1,255,000      1,276,762
Lee County GO, wts., AMBAC Insured, 5.50%, 2/01/21 ...........................................     2,250,000      2,208,263
Macon County Limited Obligation Revenue, School wts., AMBAC Insured, 5.10%, 2/01/24 ..........     1,200,000      1,096,812
Madison GO, wts.,
   MBIA Insured, 6.00%, 4/01/23 ..............................................................     2,000,000      2,051,220
   Series B, MBIA Insured, 6.25%, 2/01/15 ....................................................     1,560,000      1,662,632
Marshall County Health Care Authority Hospital Revenue,
   Boaz-Albertville Medical Center, Refunding, 6.50%, 1/01/18 ................................    10,810,000     11,141,543
   Guntersville-Arab Medical Center, Refunding, 7.60%, 10/01/07 ..............................     2,530,000      2,705,582
Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty,
  Refunding, Series C, 5.375%, 6/01/28 .......................................................     3,000,000      2,790,750
Mobile Airport Authority Revenue, Mae Project, 7.375%, 11/01/12 ..............................     1,000,000      1,045,370
Mobile Commission of Water and Sewer Revenue, Refunding, 6.50%, 1/01/09 ......................     1,500,000      1,579,890
Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 ......     1,340,000      1,366,385
Mobile IDB, Solid Waste Disposal Revenue, Mobile Energy Service Co.
  Project, Refunding, 6.95%, 1/01/20 .........................................................     8,000,000      4,240,000
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson
  Hospital and Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ..............................     6,000,000      6,197,280
Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General
  Hospital, Refunding, Connie Lee Insured, 6.375%, 3/01/24 ...................................     5,750,000      6,018,468
Moulton Waterworks Board Water Revenue, Series A, 6.30%, 1/01/18 .............................     1,500,000      1,505,880
Muscle Shoals GO, Refunding, wts., MBIA Insured,
   5.80%, 8/01/16 ............................................................................     1,725,000      1,755,895
   5.90%, 8/01/25 ............................................................................     7,000,000      7,096,740
Oneonta Utilities Board Utility Revenue,
   FSA Insured, 6.90%, 11/01/24 ..............................................................       230,000        250,679
   FSA Insured, Pre-Refunded, 6.90%, 11/01/24 ................................................     4,000,000      4,504,960
   MBIA Insured, 5.50%, 11/01/23 .............................................................     3,820,000      3,724,997
Perdido Bay Water Sewer and Fire Protection District Water Revenue, Refunding,
  FSA Insured, 5.375%, 11/01/22 ..............................................................     1,085,000      1,049,347
Phenix County IDB, Environmental Improvement Revenue, Mead Coated Board
  Project, Refunding, Series A, 5.30%, 4/01/27 ...............................................     8,300,000      7,358,282
Piedmont IDBR, Springs Industrial Project, 8.25%, 9/01/10 ....................................       780,000        816,808
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
  Refunding, Series R, 7.15%, 7/01/00 ........................................................       600,000        616,134
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
  Series A, 7.90%, 7/01/07 ...................................................................         5,000          5,056
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth
  Appropriation, Refunding, 7.875%, 10/01/04 .................................................       300,000        306,714
Puerto Rico Electric Power Authority Revenue, Series DD, 5.00%, 7/01/28 ......................     3,000,000      2,669,400
Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 ........     4,000,000      3,572,480
Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 ..............................     2,500,000      2,510,425
Tuscaloosa County Board Education Capital Outlay, wts., Series A, AMBAC
  Insured, 5.50%, 2/01/27 ....................................................................     2,375,000      2,309,379
Tuscaloosa, wts., AMBAC Insured, 6.75%, 7/01/20 ..............................................     4,925,000      5,118,848
University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ....     4,995,000      4,878,617
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial
  Hospital, Series A, 5.65%, 11/01/22 ........................................................     3,465,000      3,176,400
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/13 ..................................................................................     1,700,000      1,654,491
   10/01/22 ..................................................................................     2,300,000      2,184,701
Warrior River Water Authority Water Revenue, FSA Insured,
   5.40%, 8/01/29 ............................................................................     4,250,000      4,056,029
   5.50%, 8/01/34 ............................................................................     4,735,000      4,543,563
Wilsonville IDB, PCR, Southern Electric Generating System, Refunding, Series C,
MBIA Insured, 6.75%, 2/01/15 .................................................................     3,500,000      3,653,894
                                                                                                               ------------
TOTAL BONDS (COST $238,687,909) ..............................................................                  237,116,279
                                                                                                               ------------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)


                                                                                                  PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS (CONT.)
ZERO COUPON BONDS .7%
Alexander City Capital Appreciation, wts., Insured,
   5/01/23 ...................................................................................   $ 1,790,000   $    436,903
   5/01/24 ...................................................................................     1,790,000        416,569
   5/01/25 ...................................................................................     1,790,000        394,623
   5/01/26 ...................................................................................     1,790,000        364,426
                                                                                                               ------------
TOTAL ZERO COUPON BONDS (COST $1,727,618) ....................................................                    1,612,521
                                                                                                               ------------
TOTAL INVESTMENTS (COST $240,415,527) 98.6% ..................................................                  238,728,800
OTHER ASSETS, LESS LIABILITIES 1.4% ..........................................................                    3,339,178
                                                                                                               ------------
NET ASSETS 100.0% ............................................................................                 $242,067,978
                                                                                                               ============


See glossary of terms on page 96.


                       See notes to financial statements.




FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                    AUGUST 31, 1999    -------------------------------------------------------------
CLASS A                                             (UNAUDITED)***     1999         1998         1997         1996(1)      1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........        $11.91          11.87        $11.59        $11.69        $11.35       $11.77
                                                       ------          -----        ------        ------        ------       ------
Income from investment operations:
 Net investment income ........................           .31            .62           .64           .67           .69          .69
 Net realized and unrealized gains (losses) ...          (.56)           .05           .30          (.08)          .34         (.44)
                                                       ------          -----        ------        ------        ------       ------
Total from investment operations ..............          (.25)           .67           .94           .59          1.03          .25
                                                       ------          -----        ------        ------        ------       ------
Less distributions from:
 Net investment income ........................          (.31)(3)       (.62)(2)      (.65)         (.69)         (.69)        (.67)
 Net realized gains ...........................          --   (4)       (.01)         (.01)           --            --           --
                                                       ------          -----        ------        ------        ------       ------
Total distributions ...........................          (.31)          (.63)         (.66)         (.69)         (.69)        (.67)
                                                       ------          -----        ------        ------        ------       ------
Net asset value, end of period ................        $11.35         $11.91        $11.87        $11.59        $11.69       $11.35
                                                       ======         ======        ======        ======        ======       ======
Total return* .................................         (2.16%)         5.75%         8.37%         5.20%         9.28%       2.36%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                  $1,663,397     $1,785,720    $1,650,068    $1,458,087    $1,353,541    $1,265,018
Ratios to average net assets:
 Expenses .......................                        .62%**          .61%          .61%          .60%          .60%         .59%
 Net investment income ..........                       5.22%**         5.19%         5.45%         5.78%         5.93%        6.15%
Portfolio turnover rate .........                      12.12%           7.66%         5.60%        12.00%        11.78%       14.34%

CLASS C
----------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......            $12.01         $11.96        $11.67        $11.76        $11.37
                                                       ------         ------        ------        ------        ------
Income from investment operations:
 Net investment income ....................               .27            .55           .60           .60           .52
 Net realized and unrealized gains (losses)              (.57)           .06           .29          (.07)          .38
                                                       ------         ------        ------        ------        ------
Total from investment operations ..........              (.30)           .61           .89           .53           .90
                                                       ------         ------        ------        ------        ------
Less distributions from:
 Net investment income ....................              (.27)          (.55)(2)      (.59)         (.62)         (.51)
 Net realized gains .......................                --(4)        (.01)         (.01)         --            --
                                                       ------         ------        ------        ------        ------
Total distributions .......................              (.27)          (.56)         (.60)         (.62)         (.51)
                                                       ------         ------        ------        ------        ------
Net asset value, end of period ............            $11.44         $12.01        $11.96        $11.67        $11.76
                                                       ======         ======        ======        ======        ======
Total return* .............................             (2.51%)         5.21%         7.80%         4.65%         8.05%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's)                    $ 82,528      $  82,596     $  56,027      $ 23,556      $  7,644
Ratios to average net assets:
 Expenses .......................                        1.18%**        1.17%         1.17%         1.17%         1.18%**
 Net investment income ..........                        4.70%**        4.63%         4.88%         5.17%         5.33%**
Portfolio turnover rate .........                       12.12%          7.66%         5.60%        12.00%        11.78%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.

(3) Includes distributions in excess of net investment income in the amount of $.001.

(4) Includes distributions of net realized gains in the amount of $.001.

                       See notes to financial statements.




FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                        PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                    AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 101.1%
BONDS 96.5%
Alachua County Health Facilities Authority Revenue,
 Santa Fe Health Care Facilities Project, Pre-Refunded, 7.60%, 11/15/13 .............  $ 6,705,000  $ 7,114,810
 Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 ..................   12,000,000   12,127,080
Alachua County Public Improvement Revenue, Refunding, FSA Insured, 5.375%, 8/01/17 ..    5,755,000    5,654,115
Atlantic Beach Utilities Systems Revenue, MBIA Insured, 5.50%, 10/01/25 .............    2,000,000    1,978,060
Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded, 8.00%,
 10/01/12 ...........................................................................   11,205,000   13,101,110
Bay County Resource Recovery Revenue,
 Series A, MBIA Insured, Pre-Refunded, 6.60%, 7/01/11 ...............................    3,710,000    4,003,535
 Series B, MBIA Insured, Pre-Refunded, 6.60%, 7/01/12 ...............................   18,150,000   19,586,028
Bay County Water System Revenue, Refunding, AMBAC Insured,
 6.50%, 9/01/07 .....................................................................      525,000      562,380
 6.60%, 9/01/11 .....................................................................      675,000      723,161
Bay Medical Center Hospital Revenue, Bay Medical Center Project, Refunding, AMBAC
 Insured, 5.60%, 10/01/19 ...........................................................   13,130,000   13,147,857
Boynton Beach Public Service Tax Revenue, MBIA Insured, Pre-Refunded, 7.50%, 11/01/10    4,000,000    4,178,320
Brevard County Health Facilities Authority Revenue, Wuesthoff Memorial Hospital,
 Series B, Pre-Refunded, 7.20%, 4/01/13 .............................................    5,000,000    5,430,650
Brevard County HFA, SFMR, Refunding, Series B, FSA Insured, 7.00%, 3/01/13 ..........      835,000      868,350
Brevard County School Board COP, Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 .    4,415,000    4,499,768
Broward County Educational Facilities Authority Revenue, Nova Southeastern University
 Project, Refunding, Connie Lee Insured, 6.125%, 4/01/17 ............................    2,250,000    2,365,853
Broward County HFA,
 MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ..............    3,000,000    2,775,840
 MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 .....................    2,000,000    1,919,740
 MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ......................    5,895,000    5,692,507
 MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ......................    1,000,000      928,240
 MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 .......................    2,000,000    1,844,520
 SFMR, Refunding, Series B, GNMA Secured, FNMA Insured, 5.40%, 4/01/29 ..............    4,000,000    3,753,320
Broward County HFAR,
 Nursing Home, Refunding, 7.40%, 8/15/10 ............................................    2,080,000    2,174,910
 Nursing Home, Refunding, 7.50%, 8/15/20 ............................................    1,475,000    1,565,757
 Series B, GNMA Secured, 7.55%, 3/01/15 .............................................    2,710,000    2,782,520
 Series C, GNMA Secured, Pre-Refunded, 8.00%, 3/01/21 ...............................      770,000      793,100
 Series D, GNMA Secured, 6.90%, 6/01/09 .............................................      250,000      260,668
 Series D, GNMA Secured, 7.375%, 6/01/21 ............................................      670,000      699,715
Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project,
 Series A, MBIA Insured,
  5.75%, 9/01/21 ....................................................................    5,000,000    5,038,200
  5.625%, 9/01/28 ...................................................................   13,745,000   13,766,855
Broward County Resource Recovery Revenue,
 Broward Waste Energy Co., LP, North Project, Series 1984, 7.95%, 12/01/08 ..........    5,580,000    5,789,752
 SES Waste Energy Co., LP, South Project, 7.95%, 12/01/08 ...........................   10,140,000   10,521,163
Broward County School Board COP, Series C, AMBAC Insured, 5.375%, 7/01/17 ...........   10,000,000    9,824,900
Cape Canaveral Hospital District Revenue COP,
 AMBAC Insured, 6.875%, 1/01/21 .....................................................    1,500,000    1,582,170
 Refunding, 5.25%, 1/01/28 ..........................................................    3,500,000    3,054,310
Celebration CDD, Special Assessment,
 MBIA Insured, 6.00%, 5/01/10 .......................................................    3,875,000    4,078,011
 MBIA Insured, 6.10%, 5/01/16 .......................................................    2,815,000    2,941,844
 Series A, MBIA Insured, 5.50%, 5/01/18 .............................................    2,000,000    1,986,000
Charlotte County Utilities Revenue, Refunding, Series A, FGIC Insured, 5.625%,
 10/01/21 ...........................................................................    3,000,000    2,997,960
Citrus County PCR, Florida Power Corp., Crystal River, Refunding,
 Series A, 6.625%, 1/01/27 ..........................................................   11,100,000   11,721,378
 Series B, 6.35%, 2/01/22 ...........................................................   20,400,000   21,563,820
Cityplace CDD Revenue, Capital Improvement, MBIA Insured, 5.00%, 5/01/22 ............    8,500,000    7,808,270
Clay County HFAR, SFM,
 Multi County, GNMA Secured, 5.30%, 10/01/29 ........................................    4,710,000    4,414,542
 Multi County, GNMA Secured, 5.45%, 4/01/31 .........................................    1,775,000    1,690,333
 Series A, GNMA Secured, 7.80%, 6/01/22 .............................................    2,790,000    2,898,643
 Series A, GNMA Secured, 7.45%, 9/01/23 .............................................    1,310,000    1,353,702



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                            PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                        AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding,
  Series A, FHA Insured, 6.50%, 10/01/25 .................................................$ 2,810,000  $ 2,895,649
 Clewiston Water and Sewer Revenue, AMBAC Insured, Pre-Refunded, 7.65%, 10/01/10 .........  1,000,000    1,023,080
 Collier County Water and Sewer District Revenue, Sewer Assessment, East and South Naples
  Project, MBIA Insured, 7.15%, 10/01/11 ................................................      80,000       81,300
 Coral Springs ID, Special Water and Sewer Project, 6.75%, 11/01/02 .....................   2,195,000    2,220,374
 Dade County Aviation Revenue, Miami International Airport, Series B, FSA Insured,
  5.125%, 10/01/22 ......................................................................   4,750,000    4,373,040
 Dade County Health Facilities Authority Hospital Revenue, Catholic Health and
  Rehabilitation Inc. Project, Refunding, 7.625%, 8/15/20 ...............................   7,475,000    7,762,414
 Dade County HFA,
    MFMR, Hialeah Center, Series 5, GNMA Secured, Pre-Refunded, 7.875%, 12/01/32 ........   1,930,000    2,006,544
    SFMR, Refunding, Series D, FSA Insured, 6.95%, 12/15/12 .............................     400,000      417,992
    SFMR, Refunding, Series E, FNMA Insured, GNMA Secured, 7.00%, 3/01/24 ...............     300,000      309,978
    SFMR, Series A, GNMA Secured, 7.50%, 9/01/13 ........................................   2,005,000    2,039,205
    SFMR, Series A, GNMA Secured, 7.10%, 3/01/17 ........................................   1,425,000    1,475,345
    SFMR, Series B, GNMA Secured, 7.25%, 9/01/23 ........................................     250,000      258,618
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
  7.15%, 2/01/23 ........................................................................   5,695,000    5,989,716
 Dade County School Board COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 8/01/19 ....  10,000,000   10,685,600
 Dade County Seaport Revenue, Refunding, Series 95, MBIA Insured, 5.75%, 10/01/15 .......   4,100,000    4,192,742
 Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20    5,000,000    5,424,650
 Dade County Water and Sewer System Revenue, FGIC Insured,
    5.25%, 10/01/21 .....................................................................   5,000,000    4,767,400
    5.75%, 10/01/22 .....................................................................   8,245,000    8,334,706
    5.50%, 10/01/25 .....................................................................  35,325,000   34,937,485
    5.25%, 10/01/26 .....................................................................  32,000,000   30,276,480
 Dovera CDD, Special Assessment Revenue,
  7.625%, 5/01/03 .......................................................................     180,000      188,444
    7.875%, 5/01/12 .....................................................................     715,000      751,172
 Duval County HFA,
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 .........     1,000,000      993,230
   MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 .........     2,000,000    1,972,360
   SFMR, FNMA and GNMA Secured, 5.20%, 10/01/19 .......................................     3,000,000    2,804,850
   SFMR, GNMA Secured, 5.30%, 4/01/31 ...................................................    1,800,000   1,685,034
   SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 ....................................       35,000      35,310
   SFMR, Series A, GNMA Secured, 7.85%, 12/01/22 ........................................    1,755,000   1,807,211
   SFMR, Series B, GNMA Secured, 7.70%, 11/01/11 ........................................      340,000     347,334
   SFMR, Series C, FGIC Insured, GNMA Secured, 7.70%, 9/01/24 ...........................      750,000     781,785
Escambia County Health Facilities Authority Health Facility Revenue, Baptist Hospital and
 Baptist Manor, 5.125%, 10/01/19 ........................................................    8,750,000   7,806,663
   Pre-Refunded, 6.75%, 10/01/14 ........................................................    3,415,000   3,748,577
   Refunding, 6.75%, 10/01/14 ...........................................................      935,000   1,006,696
Escambia County HFA, SFMR, Multi-County Program,
   MBIA Insured, GNMA Secured, 5.20%, 4/01/32 ...........................................    7,500,000   6,916,050
   Series C, FNMA and GNMA Secured, 5.80%, 10/01/19 .....................................    1,415,000   1,414,929
   Series C, FNMA and GNMA Secured, 7.40%, 10/01/23 .....................................    3,955,000   4,073,057
   Series C, FNMA and GNMA Secured, 5.875%, 10/01/28 ....................................    6,275,000   6,281,212
Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ...........    2,210,000   2,265,162
Escambia County School Board COP, FSA Insured, 6.375%, 2/01/12 ..........................    1,210,000   1,253,959
Escambia County Utilities Authority Sanitary System Revenue, FSA Insured, Pre-Refunded,
 6.00%, 1/01/23 .........................................................................    2,500,000   2,667,250
First Florida Governmental Financing Commission Revenue, AMBAC Insured, 5.75%, 7/01/16 ..    3,700,000   3,762,567
Florida HFA,
 General Mortgage, Refunding, Series A, 6.40%, 6/01/24 ..................................    3,500,000   3,613,015
   Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 ..........................    4,965,000   5,007,451
   Homeownership Revenue, Series G-1, GNMA Secured, 7.80%, 9/01/10 ......................      485,000     501,451
   Homeownership Revenue, Series G-1, GNMA Secured, 7.90%, 3/01/22 ......................    2,500,000   2,591,600
   MF Housing, Citrus Meadows Apartments Project, Series Q, GNMA Secured, 7.65%, 6/20/31     4,000,000   4,069,280
   MF Housing, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 .....................    3,445,000   3,519,584
   MFHR, Refunding, Series A, 6.95%, 10/01/21 ...........................................    2,900,000   2,963,452
   Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 .........................    5,000,000   4,841,500



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Florida HFA, (cont.)
   Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ...........................     $ 2,000,000     $ 1,936,680
   Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ...........................       1,300,000       1,337,739
   SFMR, Series A, 8.60%, 7/01/16 ...........................................................         215,000         215,198
Florida HFC Revenue,
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 .......................       1,500,000       1,487,520
   Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ......................       5,000,000       4,961,200
   Housing, Grand Savannah Club Apartments, Series A, FSA Insured, 5.45%, 3/01/30 ...........       3,400,000       3,254,072
Florida State Board of Education Capital Outlay, Public Education,
   Refunding, Series A, 7.25%, 6/01/23 ......................................................       8,775,000       9,177,071
(b)Refunding, Series D, 5.75%, 6/01/22 ......................................................      25,000,000      24,747,250
   Series A, 5.25%, 6/01/22 .................................................................       2,750,000       2,640,468
   Series B, 5.875%, 6/01/24 ................................................................       8,990,000       9,171,868
   Series B, 5.875%, 6/01/25 ................................................................       7,000,000       7,121,940
   Series F, FGIC Insured, 5.50%, 6/01/26 ...................................................      10,000,000       9,916,000
Florida State Community Services Corp. Walton County Water and Sewer Revenue, South Walton
 County Regional Utilities, 7.00%, 3/01/18 ..................................................       2,550,000       2,716,566
Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
 MBIA Insured, 6.00%, 8/01/15 ...............................................................       6,000,000       6,293,100
Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
 6.25%, 3/01/15 .............................................................................       2,960,000       3,164,743
Florida State Department of General Services Division, Facilities Management Revenue,
 Facilities Pool, Refunding, Series B, AMBAC Insured,
  5.70%, 9/01/20 ............................................................................       7,000,000       7,031,990
(b) 5.50%, 9/01/28 ..........................................................................      10,000,000       9,832,000
Florida State Department of Transportation GO, Right of Way,
   Acquisition and Bridge, 5.375%, 7/01/26 ..................................................       5,000,000       4,871,400
   Series B, 5.00%, 7/01/27 .................................................................       5,000,000       4,507,650
Florida State Division Bond Finance Department General Services Revenues, Department of
 Natural Resources Preservation 2000, AMBAC Insured, Pre-Refunded, 6.75%, 7/01/13 ...........       3,000,000       3,193,020
Florida State Governmental Utility Authority Revenue, Poinciana Utility System, AMBAC Insured,
 5.00%, 10/01/29 .............................................................................     10,000,000       9,011,200
Florida State Mid-Bay Bridge Authority Revenue,
   Exchangeable, 6.05%, 10/01/22 .............................................................      7,000,000       6,905,430
   Exchangeable, Series A, 5.95%, 10/01/13 ...................................................     13,505,000      13,440,581
   Exchangeable, Series D, 6.10%, 10/01/22 ...................................................     11,100,000      11,017,860
   Series A, 8.00%, 10/01/06 .................................................................      2,600,000       2,847,364
   Series A, 7.50%, 10/01/17 .................................................................     14,250,000      15,460,110
   Series A, ETM, 6.875%, 10/01/22 ...........................................................      6,000,000       6,966,600
Florida State Turnpike Authority Revenue, Department of Transportation, Series A,
   AMBAC Insured, Pre-Refunded, 7.125%, 7/01/18 ..............................................      8,780,000       9,402,239
   FGIC Insured, 5.50%, 7/01/21 ..............................................................     17,350,000      17,067,195
   FGIC Insured, 5.625%, 7/01/25 .............................................................      7,000,000       7,017,080
Gainesville Utilities Systems Revenue,
   Series A, 5.20%, 10/01/26 .................................................................      7,590,000       7,088,984
   Series B, 6.00%, 10/01/17 .................................................................      3,500,000       3,571,540
Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ....      8,675,000       9,572,949
Gulf Breeze Revenue, Local Government Loan Program, FGIC Insured, 7.75%, 12/01/15 ............      2,000,000       2,056,820
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
 5.30%, 12/20/18 .............................................................................      1,240,000       1,196,340
Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
   5.25%, 11/15/20 ...........................................................................     11,000,000       9,894,940
   Refunding, 5.25%, 11/15/28 ................................................................      3,000,000       2,635,560
Hillsborough County Aviation Authority Revenue,
   Special Purpose, Delta Airlines Inc., Refunding, 7.75%, 1/01/24 ...........................     14,945,000      15,272,146
   Tampa International Airport, Series A, FGIC Insured, 6.90%, 10/01/11 ......................      4,490,000       4,591,025
   Tampa International Airport, Series A, FGIC Insured, Pre-Refunded, 6.90%, 10/01/11 ........      3,510,000       3,588,975
   Tampa International Airport, Series B, FGIC Insured, 5.875%, 10/01/23 .....................      5,730,000       5,848,840
Hillsborough County Capital Improvement Revenue, County Center Project, Second Series,
 Pre-Refunded,
   6.625%, 7/01/12 ...........................................................................      8,300,000       8,950,637
   6.75%, 7/01/22 ............................................................................      1,250,000       1,352,100



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                    PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                                AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Hillsborough County Educational Facilities Authority Revenue, University of
 Tampa Project, Asset Guaranty Insured, 5.00%, 12/01/28 ......................................     $   700,000     $   611,779
 Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ...................       5,300,000       5,643,546
 Hillsborough County Port District Revenue, Tampa Port Authority, Pre-Refunded, 8.25%, 6/01/09       3,000,000       3,213,150
 Hillsborough County School Board COP,
    Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 .............................      20,000,000      19,152,400
    MBIA Insured, Pre-Refunded, 6.00%, 7/01/12 ...............................................       9,500,000      10,273,395
    MBIA Insured, Pre-Refunded, 6.00%, 7/01/14 ...............................................       5,500,000       5,947,755
 Hillsborough County Utilities Revenue, Refunding,
    Series A, 6.625%, 8/01/11 ................................................................      10,400,000      10,879,440
    Series A, 7.00%, 8/01/14 .................................................................       5,515,000       5,796,100
    Series A, 6.50%, 8/01/16 .................................................................       3,000,000       3,116,490
    Series B, 6.50%, 8/01/16 .................................................................       1,000,000       1,038,830
 Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 ......       1,000,000       1,021,260
 Indian Trace CDD, Water Management Special Benefit Assessment, MBIA Insured, 5.00%, 5/01/27 .      10,000,000       9,017,800
 Jacksonville Capital Improvement Revenue, Certificates, Gator Bowl Project, AMBAC Insured,
 5.875%, 10/01/25 ............................................................................       5,000,000       5,094,600
 Jacksonville Electric Authority Revenue, Water and Sewer, Series B, FGIC Insured, 5.40%,
 10/01/20 ....................................................................................       3,000,000       2,915,310
 Jacksonville Health Facilities Authority Hospital Revenue,
    Charity Obligation Group, Series C, MBIA Insured, 5.375%, 8/15/29 ........................      20,000,000      19,098,400
    Riverside Hospital Project, Pre-Refunded, 7.625%, 10/01/13 ...............................       8,480,000       8,675,210
 Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
 6.60%, 2/01/21 ..............................................................................       1,750,000       1,843,415
 Jupiter Sales Tax Revenue, Series 1990, Pre-Refunded, 7.40%, 9/01/20 ........................       1,000,000       1,055,390
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ................       5,000,000       5,239,850
 Lake County School Board COP, MBIA Insured, 5.00%, 7/01/23 ..................................      10,000,000       9,105,100
(b)Lakeland Hospital System Revenue, Lakeland Regional Health System, Series A, MBIA Insured,
 5.50%, 11/15/26 .............................................................................      10,000,000       9,791,900
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
 10/01/17 ....................................................................................       4,500,000       4,707,990
 Lee County Capital Bonds, Series A, MBIA Insured, Pre-Refunded, 7.30%, 10/01/07 .............       1,000,000       1,022,810
Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series
A, MBIA Insured, 5.875%, 4/01/24 ..........................................................          18,000,000     18,348,840
Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
   Refunding, Series A, 5.50%, 11/15/29 ...................................................           4,000,000      3,497,040
   Series A, 5.50%, 11/15/21 ..............................................................           7,500,000      6,745,875
Lee County IDAR, Bonita Springs Sewer Project, Asset Guaranty, Insured,
   7.20%, 11/01/11 ........................................................................           5,000,000      5,288,800
   7.25%, 11/01/20 ........................................................................           2,000,000      2,103,680
Lee County Local Option Gas Tax Revenue, FGIC Insured, 5.75%, 10/01/20 ....................           2,575,000      2,596,373
Lee County Solid Waste System Revenue, Series A, MBIA Insured, 7.00%,
   10/01/04 ...............................................................................           1,945,000      2,075,004
   10/01/05 ...............................................................................           1,175,000      1,251,833
   10/01/06 ...............................................................................           1,305,000      1,390,073
   10/01/11 ...............................................................................           4,600,000      4,890,398
Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%,
   10/01/22 ...............................................................................           4,500,000      4,548,960
   10/01/27 ...............................................................................           5,900,000      5,956,581
Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
   Capital Improvement, Series A, Pre-Refunded, 7.375%, 7/01/11 ...........................           1,250,000      1,372,675
   Capital Improvement, Series A, Pre-Refunded, 7.50%, 7/01/21 ............................           2,115,000      2,329,524
   Refunding, Series A, 6.125%, 7/01/18 ...................................................           7,000,000      7,222,040
Leesburg Utilities Revenue,
   FGIC Insured, Pre-Refunded, 7.60%, 10/01/09 ............................................             500,000        506,535
   Series B, AMBAC Insured, 5.375%, 10/01/28 ..............................................           6,515,000      6,233,487
Leon County Capital Improvement Revenue, AMBAC Insured, 5.25%, 10/01/17 ...................           3,000,000      2,904,630
Leon HFA, SFMR, Series A, GNMA Secured, 7.30%, 4/01/21 ....................................             695,000        716,455
Manatee County HFA, SFMR, Series A, GNMA Secured, 6.85%, 11/01/23 .........................           3,970,000      4,084,852
Manatee County IDR, Manatee Hospital and Health System Inc.,
   ETM, 8.25%, 3/01/01 ....................................................................             600,000        616,182
   Pre-Refunded, 9.25%, 3/01/21 ...........................................................           6,700,000      7,309,030
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ..............           5,575,000      6,115,162



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                             PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
Martin County Consolidated Utilities System Revenue,
   FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 .........................................     $ 3,265,000   $ 3,540,174
   Refunding, FGIC Insured, 6.00%, 10/01/24 ............................................        735,000        762,364
Martin County PCR, Florida Power and Light Co. Project, Refunding, MBIA Insured, 7.30%,
7/01/20 ................................................................................     14,500,000     15,123,935
Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ......      2,000,000      2,052,960
Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
   5.25%, 10/01/19 .....................................................................        430,000        408,001
   5.40%, 10/01/33 .....................................................................      1,500,000      1,400,715
Miami-Dade County HFAR, Home Ownership Mortgage, Series A-1, GNMA Secured, FNMA Insured,
5.625%, 4/01/32 ........................................................................      2,400,000      2,330,160
Miami-Dade County Water and Sewer Revenue, Series A, FGIC Insured, 5.00%, 10/01/29 .....     25,000,000     22,528,000
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%,
10/01/25 ...............................................................................      6,500,000      7,215,130
Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 ................      5,000,000      5,162,650
North Broward Hospital District Revenue, Refunding and Improvement, MBIA Insured,
   5.375%, 1/15/24 .....................................................................     10,710,000     10,335,793
   5.75%, 1/15/27 ......................................................................     14,370,000     14,472,314
North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
Group, 6.00%,
   8/15/16 .............................................................................      2,000,000      2,041,540
   8/15/24 .............................................................................      1,750,000      1,760,763
North Port Utilities Revenue, FGIC Insured, Pre-Refunded, 6.25%, 10/01/22 ..............      1,500,000      1,611,090
Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
Project 2,
   6.75%, 11/01/07 .....................................................................        725,000        800,306
   6.625%, 11/01/13 ....................................................................      1,470,000      1,615,780
Orange County Health Facilities Authority Revenue,
   Adventist/Sunbelt, Series A, AMBAC Insured, 6.875%, 11/15/15 ........................      1,000,000      1,066,610
   Adventist/Sunbelt, Series A, FSA Insured, 7.00%, 11/15/14 ...........................      3,000,000      3,076,140
   Mayflower Retirement Project, Refunding, Asset Guaranteed, 5.25%, 6/01/29 ...........      4,200,000      3,936,030
   Orlando Regional Healthcare, Refunding, Series A, MBIA Insured, 6.00%, 11/01/24 .....      1,000,000      1,043,990
   South Central Nursing, Series A, FSA Insured, 5.40%, 7/01/19 ........................      1,750,000      1,712,358
   South Central Nursing, Series A, FSA Insured, 5.50%, 7/01/32 ........................      3,000,000      2,941,650
Orange County HFAR,
   Refunding, Series A, FGIC Insured,GNMA Secured, 7.60%, 1/01/24 ......................      4,475,000      4,646,303
   Series A, GNMA Secured, 7.375%, 9/01/24 .............................................        410,000        427,507
   Series D, GNMA Secured, 7.80%, 10/01/22 .............................................        525,000        541,291
Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ...............      5,050,000      5,242,658
Orange County Tourist Development Tax Revenue,
   AMBAC Insured, Pre-Refunded, 7.25%, 10/01/10 ........................................      3,000,000      3,171,690
   Refunding, MBIA Insured, 5.125%, 10/01/20 ...........................................     10,000,000      9,416,100
   Series B, MBIA Insured, Pre-Refunded, 6.00%, 10/01/24 ...............................     24,675,000     26,754,609
Orlando and Orange County Expressway Authority Expressway Revenue,
   junior lien, FGIC Insured, 5.00%, 7/01/28 ...........................................     37,025,000     33,326,573
   senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ....................................        265,000        270,520
Orlando Community RDA, Tax Increment Revenue, Series A,
   6.50%, 10/01/11 .....................................................................      2,155,000      2,253,785
   6.75%, 10/01/16 .....................................................................      2,585,000      2,701,971
Orlando Wastewater Systems Revenue, Refunding, Series C, AMBAC Insured,
   5.15%, 10/01/13 .....................................................................      3,410,000      3,366,216
   5.20%, 10/01/14 .....................................................................      2,740,000      2,686,597
Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured,
   6.00%, 4/01/13 ......................................................................      3,500,000      3,700,235
Osceola County IDA, Community Provider Pooled Loan Program,
   Series A, FSA Insured, 7.75%, 7/01/10 ...............................................      4,634,000      4,864,588
   Series C, FSA Insured, 7.60%, 7/01/10 ...............................................        795,000        833,597
Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..........................     10,000,000      9,080,000
Pace Property Finance Authority Inc. Utility Systems Revenue, Refunding and Improvement,
   AMBAC Insured, 6.125%, 9/01/07 ......................................................        270,000        280,946
   AMBAC Insured, 6.25%, 9/01/13 .......................................................        685,000        711,612
   Pre-Refunded, 6.125%, 9/01/07 .......................................................        730,000        761,427
   Pre-Refunded, 6.25%, 9/01/13 ........................................................      1,860,000      1,943,254
   Pre-Refunded, 6.125%, 9/01/17 .......................................................        840,000        876,162



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                            AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured,
    6.00%, 6/01/15 ....................................................................       $ 5,000,000    $ 5,244,900
    Pre-Refunded, 7.25%, 6/01/11 ......................................................         6,950,000      7,268,449
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
    Series A, 5.90%, 6/01/38 ..........................................................         1,000,000        996,870
 Palm Beach County Health Facilities Authority Retirement Community Revenue, Acts
 Retirement-Life Communities, 5.125%, 11/15/29 ........................................         3,650,000      3,161,302
 Palm Beach County HFA, SFM Purchase Revenue,
    Series A, GNMA Secured, 7.70%, 3/01/22 ............................................         5,565,000      5,756,436
    Series B, GNMA Secured, 7.60%, 3/01/23 ............................................         4,110,000      4,279,044
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
    6.55%, 12/01/16 ...................................................................         1,755,000      1,797,138
    6.625%, 12/01/26 ..................................................................         4,000,000      4,096,560
(c) Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project,
  Series A,
    6.50%, 2/15/09 ....................................................................         3,600,000      2,340,000
    6.70%, 2/15/15 ....................................................................        11,700,000      7,605,000
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ...................         5,615,000      5,678,899
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA/FHA
 Insured, 6.40%, 7/15/23 ..............................................................           965,000        981,743
 Pinellas County HFA,
    SFHR, Multi-County Program, Series A-1, FNMA Insured, GNMA Secured, 5.30%, 9/01/30          1,500,000      1,390,635
    SFHR, Multi-County Program, Series C-1, FNMA Insured, GNMA Secured, 5.45%, 9/01/29          1,765,000      1,670,467
    SFMR, Multi-County Program, Series B, GNMA Secured, 6.875%, 8/01/10 ...............         1,060,000      1,095,150
    SFMR, Multi-County Program, Series B, GNMA Secured, 7.375%, 2/01/24 ...............         4,415,000      4,572,616
    SFMR, Series A, GNMA Secured, 7.30%, 8/01/22 ......................................         1,385,000      1,422,118
    SFMR, Series A, GNMA Secured, 7.75%, 8/01/23 ......................................         1,300,000      1,344,863
 Pinellas County PCR, Florida Power and Light Co., Refunding, 7.20%, 12/01/14 .........        12,200,000     12,926,754
 Plantation Health Facilities Authority Revenue, Covenant Retirement Community Inc.,
 Pre-Refunded, 7.625%, 12/01/12 .......................................................         1,500,000      1,674,555
    7.75%, 12/01/22 ...................................................................         3,000,000      3,360,330
 Polk County HFA, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ...................         2,035,000      2,106,998
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%,
 12/01/30 .............................................................................        20,500,000     20,716,480
 Port Everglades Authority Port Improvement Revenue,
    Series A, Pre-Refunded, 7.50%, 9/01/12 ............................................        18,050,000     18,411,000
    Series 1986, ETM, 7.50%, 11/01/06 .................................................           575,000        650,607
 Port St. Lucie Utilities Revenue, Refunding and Improvement, Series A, MBIA Insured,
 5.125%, 9/01/27 ......................................................................        24,640,000     22,831,670
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc.,
    Refunding, 8.60%, 10/01/02 ........................................................            20,000         20,275
    Series A, 6.20%, 10/01/14 .........................................................        14,350,000     14,559,080
Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ....      4,290,000      4,452,162
Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ...............      6,250,000      6,258,563
Sarasota County Utilities System Revenue, FGIC Insured,
   5.75%, 10/01/27 .......................................................................     18,000,000     18,204,840
   Refunding, Series A, 5.25%, 10/01/25 ..................................................      9,000,000      8,523,180
Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 ...      5,000,000      5,474,100
South Broward Hospital District Revenue, Refunding, MBIA Insured, 5.25%, 5/01/21 .........      5,000,000      4,751,500
South Florida Water Management District Special Obligation, Land Acquisition Bonds,
AMBAC Insured, 6.00%, 10/01/15 ...........................................................      1,000,000      1,045,890
South Miami Health Facilities Authority Hospital Revenue, Baptist Health System Obligation
Group, MBIA Insured, 5.00%, 11/15/28 .....................................................     10,000,000      8,996,000
St. John's County IDA, IDR, Professional Golf Hall of Fame Project, MBIA Insured, 5.80%,
9/01/16 ..................................................................................      4,660,000      4,755,483
St. Lucie County Solid Waste Disposal Revenue, Florida Power and Light Co. Project, 7.15%,
2/01/23 ..................................................................................      7,500,000      7,902,900
St. Lucie West Services District Capital Improvement Revenue, Lake Charles Project, 7.50%,
2/01/00 ..................................................................................      2,660,000      2,669,443
St. Petersburg Health Facilities Authority Revenue, Allegany Health System,
   Series A, MBIA Insured, Pre-Refunded, 7.00%, 12/01/15 .................................     10,500,000     11,332,650
   St. Mary, Series B, Pre-Refunded, 7.75%, 12/01/15 .....................................      8,630,000      8,888,555
Sunrise Lakes Recreation District, Phase 4,
   Refunding, AMBAC Insured, 5.25%, 8/01/24 ..............................................      4,320,000      4,095,792
   Series A, Pre-Refunded, 6.75%, 8/01/15 ................................................      3,080,000      3,445,842
   Series A, Pre-Refunded, 6.75%, 8/01/24 ................................................      6,120,000      6,846,934




FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                  PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Sunrise Special Tax District No. 1, Refunding, 6.375%,
    11/01/08 .........................................................................           $ 3,485,000       $ 3,636,319
    11/01/21 .........................................................................            12,390,000        12,889,193
 Sunrise Utilities System Revenue,
    Refunding, AMBAC Insured, 5.20%, 10/01/22 ........................................             2,550,000         2,424,999
    Series A, AMBAC Insured, Pre-Refunded, 5.90%, 10/01/18 ...........................             4,000,000         4,314,800
 Tallahassee Consolidated Utility System Revenue, Series 1994, 6.20%, 10/01/19 .......             3,400,000         3,530,254
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
    6.75%, 12/01/17 ..................................................................             1,180,000         1,267,320
    6.50%, 12/01/23 ..................................................................             7,000,000         7,764,750
 Tampa Guaranteed Entitlement Revenue, Refunding, AMBAC Insured, 7.15%, 10/01/18 .....             2,000,000         2,129,680
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22            11,500,000        10,533,195
 Tampa Occupational License Tax, Refunding, Series B, FGIC Insured, 5.50%, 10/01/27 ..            10,525,000        10,376,387
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 .......             1,000,000         1,075,060
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 .......             1,715,000         1,807,507
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 .......             2,695,000         2,885,483
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.05%, 10/01/15 ......             4,250,000         4,589,703
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.10%, 10/01/20 ......             5,160,000         5,584,978
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 .....             6,800,000         7,368,276
 Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ..             1,330,000         1,332,899
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 .....             6,000,000         6,559,620
 University Community Hospital Inc. Revenue, FSA Insured, Pre-Refunded,
    7.375%, 9/01/07 ..................................................................             5,000,000         5,278,250
    7.50%, 9/01/11 ...................................................................             5,000,000         5,284,300
 Venice Health Care Revenue, Bon Secours Health System Project, MBIA Insured, 5.625%,
    8/15/26 ..........................................................................             6,000,000         5,979,180
 Viera East CDD,
    Special Assessment, 8.625%, 5/01/14 ..................................................        10,640,000        11,690,806
    Special Assessment, ETM, 7.50%, 5/01/03 ..............................................         1,435,000         1,566,446
    Special Assessment, Pre-Refunded, 8.50%, 5/01/04 .....................................         2,810,000         3,076,051
    Special Assessment, Pre-Refunded, 7.50%, 5/01/12 .....................................         5,225,000         5,724,353
    Special Assessment, Refunding, 6.30%, 5/01/26 ........................................         7,355,000         7,773,867
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 ..............................        11,295,000        11,554,559
    Special Assessment, Series B, ETM, 6.75%, 5/01/14 ....................................         7,490,000         7,654,705
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ............        11,340,000        11,586,985
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 .......................           465,000           471,081
    Special Assessment, Water Management, Series B, 6.50%, 5/01/22 .......................         4,580,000         4,618,654
    Water and Sewer Revenue, 7.875%, 5/01/03 .............................................         2,585,000         2,683,513
    Water and Sewer Revenue, 6.75%, 5/01/09 ..............................................         2,850,000         2,934,274
 Village Center CDD, Recreational Revenue, Refunding, Series A, MBIA Insured, 5.00%,
    11/01/21 .............................................................................         5,000,000         4,568,149
 Volusia County Educational Facility Authority Revenue,
    Embry Riddle Aeronautical University, Connie Lee Insured, Pre-Refunded, 6.625%,
    10/15/22 .............................................................................           500,000           542,759
    Educational Facilities, Embry Riddle University, Refunding, Series B, AMBAC Insured,
    5.25%, 10/15/22 ......................................................................         3,490,000         3,341,220
    Educational Facilities, Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29         5,000,000         4,685,749
 Volusia County Health Facilities Authority Revenue, Hospital Facilities, Memorial Health
    Systems Project, AMBAC Insured, 5.50%, 11/15/26 ......................................         9,770,000         9,633,512
 Wellington Public Service Tax Revenue, AMBAC Insured, 5.25%, 9/01/19 ....................         1,000,000           969,899
 West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 .................         1,970,000         2,006,720
(b) West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ................         6,805,000         6,715,990
 Westgate/Belvedere Homes Community RDAR, Series 1992, Pre-Refunded,
    6.50%, 11/01/09 ......................................................................           410,000           429,704
    6.60%, 11/01/17 ......................................................................         1,410,000         1,479,343
 Winter Haven Public Improvement Revenue, Refunding, FGIC Insured, 5.25%, 10/01/29 .......         5,045,000         4,726,811
                                                                                                                 -------------
 TOTAL BONDS (COST $1,677,485,897) .......................................................                       1,684,853,379
                                                                                                                 -------------



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                       AMOUNT                VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ZERO COUPON BONDS 4.6%
Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC
 Insured,10/01/08 ...............................................................         $ 3,670,000          $ 2,346,121
Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
 Pre-Refunded,8/01/18 ...........................................................          17,020,000            5,031,282
 Florida HFC Revenue, Deferred Interest, Homeowner Mortgage,
    Series 1, MBIA Insured,07/01/17 .............................................           3,270,000            1,184,067
    Series 2, MBIA Insured,01/01/29 .............................................          50,025,000            8,885,441
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/01/25 ....................................................................           9,845,000            2,166,589
    10/01/26 ....................................................................           2,500,000              526,025
 Lakeland Electric and Water Revenue, Capital Appreciation, ETM,10/01/14 ........           5,770,000            2,490,736
 Miami-Dade County Special Obligation,
    sub. lien, Refunding, Series A, MBIA Insured,10/01/25 .......................          22,365,000            4,921,866
    Sub Series B, MBIA Insured,10/01/36 .........................................           5,635,000              645,489
    Sub Series C, MBIA Insured,10/01/28 .........................................           8,305,000            1,531,276
 Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 09/01/10 ..............................................          24,525,000           13,724,926
    Capital Appreciation, ETM, 09/01/10 .........................................          25,475,000           14,210,974
    Refunding, Series A, 09/01/02 ...............................................          10,575,000            9,233,984
    Refunding, Series A, 09/01/03 ...............................................           9,075,000            7,529,165
    Refunding, Series A, 09/01/04 ...............................................           3,550,000            2,787,567
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/01/09 ....................................................................           1,365,000              815,028
    11/01/12 ....................................................................           1,780,000              889,608
    11/01/15 ....................................................................           2,180,000              908,493
                                                                                                             -------------
 TOTAL ZERO COUPON BONDS (COST $51,731,504) .....................................                               79,828,637
                                                                                                             -------------
 TOTAL LONG TERM INVESTMENTS (COST $1,729,217,401) ..............................                            1,764,682,016
                                                                                                             -------------
(a)SHORT TERM INVESTMENTS .4%
 Jacksonville Educational Facilities Revenue, Jacksonville University Project,
 Weekly VRDN and Put, 3.20%, 10/01/22 ...........................................             200,000              200,000
 Jacksonville Health Facilities Authority Hospital Revenue, Charity Obligation
 Group, Series C, MBIA Insured, Weekly VRDN and Put, 3.10%, 8/15/19 .............           6,855,000            6,855,000
                                                                                                             -------------
 TOTAL SHORT TERM INVESTMENTS (COST $7,055,000) .................................                                7,055,000
                                                                                                             -------------
 TOTAL INVESTMENTS (COST $1,736,272,401) 101.5% .................................                            1,771,737,016
 OTHER ASSETS, LESS LIABILITIES (1.5%) ..........................................                              (25,811,258)
                                                                                                             -------------
 NET ASSETS 100.0% ..............................................................                          $ 1,745,925,758
                                                                                                           ===============


See glossary of terms on page 96.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c) See Note 6 regarding defaulted securities.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                         YEAR ENDED FEBRUARY 28
                                              AUGUST 31, 1999 ----------------------------------------------------------------
CLASS A                                       (UNAUDITED)***      1999           1998        1997         1996(1)       1995
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......     $  12.07      $   12.12      $  11.86     $  11.88      $  11.54     $  12.00
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income ....................          .30            .61           .63          .65           .66          .66
 Net realized and unrealized gains (losses)         (.58)           .01           .27         (.02)          .34         (.46)
                                                -----------------------------------------------------------------------------
Total from investment operations ..........         (.28)           .62           .90          .63          1.00          .20
                                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ....................         (.30)         (.61)(3)      (.64)(2)      (.65)         (.66)        (.66)
 In excess of net investment income .......         (.01)          --            --           --            --           --
 Net realized gains .......................           --(4)        (.06)         --           --            --           --
                                                -----------------------------------------------------------------------------
Total distributions .......................         (.31)          (.67)         (.64)        (.65)         (.66)        (.66)
                                                -----------------------------------------------------------------------------
Net asset value, end of period ............     $  11.48      $   12.07      $  12.12     $  11.86      $  11.88     $  11.54
                                                =============================================================================
Total return* .............................        (2.39%)         5.22%         7.75%        5.47%         8.90%        1.87%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........     $ 158,065     $ 164,669      $149,642     $ 139,903     $130,380     $116,771
Ratios to average net assets:
 Expenses .................................          .76%**         .76%          .76%         .75%          .77%         .76%
 Net investment income ....................         4.98%**        5.00          5.28%        5.49%         5.58%        5.76%
Portfolio turnover rate ...................        22.14%         12.84%        14.77%       17.47%        10.98%       36.17%


CLASS C
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......     $ 12.15      $ 12.19       $ 11.92      $ 11.92      $ 11.57
                                                ------------------------------------------------------------
Income from investment operations:
 Net investment income ....................         .26         .543           .57          .58          .50
 Net realized and unrealized gains (losses)        (.59)         .02           .27         (.01)         .34
                                                ------------------------------------------------------------
Total from investment operations ..........        (.33)         .56           .84          .57          .84
                                                ------------------------------------------------------------
Less distributions from:
 Net investment income ....................        (.26)        (.54)         (.57)        (.57)        (.49)
 In excess of net investment income .......        (.01)        --            --           --           --
 Net realized gains .......................          --(4)      (.06)         --           --           --
                                                ------------------------------------------------------------
Total distributions .......................        (.27)        (.60)         (.57)        (.57)        (.49)
                                                ------------------------------------------------------------
Net asset value, end of period ............     $ 11.55      $ 12.15       $ 12.19      $ 11.92      $ 11.92
                                                ============================================================
Total return* .............................       (2.73%)       4.70%         7.19%        4.97%        7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........      $18,235     $17,277        $9,107       $4,484       $1,335
Ratios to average net assets:
 Expenses .................................         1.32%**     1.31%         1.32%        1.32%        1.34%**
 Net investment income ....................         4.44%**     4.45%         4.72%        4.87%        5.04%**
Portfolio turnover rate ...................        22.14%      12.84%        14.77%       17.47%       10.98%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.

(4) Includes distributions of net realized gains in the amount of $.002.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                     PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                 AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 102.3%
Albany-Daugherty County Hospital Authority Revenue, Anticipation Certificates,
   Series B, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/10 .......................    $  500,000     $  528,430
Atlanta Airport Facilities Revenue, Series B, AMBAC Insured, 6.00%, 1/01/21 ....     1,100,000      1,124,838
Atlanta and Fulton Counties Recreation Authority Revenue, Downtown Arena Public
   Improvement Project, Refunding, Series A, MBIA Insured, 5.375%,
   12/01/21 ....................................................................     3,000,000      2,895,990
   12/01/26 ....................................................................     1,500,000      1,434,825
Atlanta COP, Pretrial Detention Center, MBIA Insured, Pre-Refunded, 6.25%,
   12/01/11 ....................................................................     1,000,000      1,076,760
Atlanta Downtown Development Authority Revenue, Underground Atlanta Project,
   Refunding, 6.25%, 10/01/16 ..................................................     2,000,000      2,090,740
Atlanta GO,
   Refunding, FGIC Insured, 5.00%, 12/01/20 ....................................     4,500,000      4,145,625
   Series A, Pre-Refunded, 6.125%, 12/01/23 ....................................     5,000,000      5,435,000
Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA
   Insured, 6.375%, 3/01/23 ....................................................     1,480,000      1,520,315
Atlanta Special Purpose Facilities Revenue, Delta Air Lines Inc. Project,
   Series B, 7.90%, 12/01/18 ...................................................     3,500,000      3,591,035
Atlanta Urban Residential Finance Authority MFHR,
   Defoors Ferry Manor Project, 5.90%, 10/01/18 ................................     1,700,000      1,731,093
   Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ............................     1,040,000      1,059,812
   Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ...........................     1,560,000      1,584,352
Atlanta Water and Sewer Revenue, FGIC Insured, Pre-Refunded, 5.25%, 1/01/27 ....     1,900,000      1,965,588
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
   5.25%, 12/01/22 .............................................................     2,615,000      2,302,220
   5.375%, 12/01/28 ............................................................     2,000,000      1,749,220
Barnesville Water and Sewer Revenue, Pre-Refunded, 6.85%, 9/01/17 ..............     1,000,000      1,051,540
Brunswick and Glynn County Development Authority Revenue, Georgia Pacific
   Project, Refunding, 5.55%, 3/01/26 ..........................................     5,700,000      5,262,582
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, 1st
   Series, 6.10%, 4/01/25 ......................................................     1,000,000      1,025,460
Camden County Joint Development Authority PCR, Union Carbide Corp. Project,
   Refunding, 5.00%, 1/01/12 ...................................................     1,000,000        936,850
Chatham County Hospital Authority Revenue, Memorial Medical Center, Refunding
   and Improvement, Series A, AMBAC Insured, 5.70%, 1/01/19 ....................     1,000,000      1,007,100
Cherokee County Water and Sewage Authority Revenue,
    FGIC Insured, 5.00%, 8/01/27 ...............................................     2,000,000      1,779,960
    Refunding, MBIA Insured, 6.90%, 8/01/18 ....................................     1,595,000      1,680,620
Clarke County Hospital Authority Revenue Certificates, Athens Regional Medical
   Center Project, Refunding, MBIA Insured, 5.25%, 1/01/29 .....................     3,000,000      2,784,360
Clayton County Development Authority Special Facility Revenue, Delta Air Lines
   Inc. Project, Refunding, 7.625%, 1/01/20 ....................................     1,400,000      1,439,760
Clayton County Hospital Authority Revenue, Anticipation Certificates, Southern
   Regional Medical Center, MBIA Insured, Pre-Refunded, 7.00%, 8/01/13 .........     2,400,000      2,570,064
Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%,
   7/01/23 .....................................................................     1,000,000        999,910
Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured, ETM,
   7.75%, 2/01/07 ..............................................................       100,000        110,276
Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 .......     2,460,000      2,216,435
Commerce Combined Public Utility Revenue, Refunding and Improvement, AMBAC
   Insured, Pre-Refunded, 7.50%, 12/01/20 ......................................       100,000        102,936
Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ..     1,000,000      1,066,650
Coweta County Association County Commissioners Leasing Program COP, MBIA
   Insured, Pre-Refunded, 7.00%, 12/01/10 ......................................       750,000        768,398
DeKalb County Housing Authority SFMR, GNMA Secured, 7.70%, 2/01/24 .............       245,000        255,474
Douglas County Housing Authority MFHR, Millwood Park Apartments, FNMA Insured,
   5.45%, 1/01/18 ..............................................................     1,380,000      1,334,874
Downtown Smyrna Development Authority Revenue, Refunding and Improvement, 5.15%,
   2/01/16 .....................................................................       550,000        531,647
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series
   A, MBIA Insured, 6.50%, 7/01/24 .............................................       935,000        958,758
Fulco Hospital Authority Revenue, Anticipation Certificates, Health System,
   Catholic Health East, Series A, MBIA Insured, 5.00%, 11/15/28 ...............     4,000,000      3,546,720
Fulton County Building Authority Revenue,
   Human Resources and Government Facilities Program, 7.10%, 1/01/15 ...........       750,000        783,968
   Judicial Center Facilities Project, Refunding, 6.50%, 1/01/15 ...............     1,000,000      1,033,360
Fulton County Development Authority Special Facilities Revenue, Delta Airlines
   Inc. Project, 5.45%, 5/01/23 ................................................     1,805,000      1,644,211
Fulton Dekalb Hospital Authority Revenue, Grady Memorial Hospital Project,
   Series A, AMBAC Insured, Pre-Refunded, 7.25%, 1/01/20 .......................     1,480,000      1,525,939
Gainesville and Hall County Hospital Authority Revenue, Anticipation
   Certificates, Northeast Georgia Health Care Project, Refunding,
   MBIA Insured, 5.75%, 10/01/17 ...............................................       210,000        213,650
   MBIA Insured, 6.00%, 10/01/25 ...............................................       750,000        771,203
   Series B, MBIA Insured, 7.20%, 10/01/20 .....................................       455,000        460,806
Georgia Municipal Electric Authority Power Revenue, Series W, 6.60%, 1/01/18 ...     1,000,000      1,111,130



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                      AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC
  Insured, 5.00%, 6/01/24 ..........................................................     $ 3,000,000     $ 2,701,020
Georgia State HFAR,
   Homeownership Opportunity Program, Series A, 6.60%, 12/01/23 ....................       1,995,000       2,053,673
   Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...................       2,895,000       3,021,917
   Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ....................         485,000         503,382
   MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ..........       1,000,000       1,133,740
   MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ........       1,000,000       1,013,470
   SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..................................       1,000,000       1,019,510
   SFM, Sub Series B-2, 5.85%, 12/01/28 ............................................       2,990,000       2,994,096
Georgia State Residential Finance Authority Home Ownership Mortgage Revenue,
   Convertible Loans, Series B, Sub Series B, 7.50%, 6/01/17 .......................         190,000         198,438
   Series B, FHA Insured, 7.00%, 12/01/12 ..........................................         710,000         745,031
   Series E, Sub Series E-1, FHA Insured, 7.50%, 6/01/17 ...........................         265,000         276,689
Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
  6.00%, 10/01/23 ..................................................................       3,300,000       3,473,184
La Grange Water and Sewer Revenue, Pre-Refunded, 7.375%, 1/01/12 ...................       1,000,000       1,031,270
Liberty County IDR, Leconte Property Inc. Project, Refunding, 7.875%, 12/01/14 .....         850,000         894,362
Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
   Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ................................       1,800,000       1,843,974
   Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ................................       1,100,000       1,118,975
   Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ................................       1,000,000       1,026,840
   Series B, FSA Insured, 5.75%, 9/01/14 ...........................................         800,000         819,544
Medical Center Hospital Authority, Revenue Anticipation Certificates, Columbus
  Regional Healthcare System, MBIA Insured, 5.50%, 8/01/25 .........................      12,000,000      11,550,840
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
   Second Indenture, Refunding, Series A, MBIA Insured, 5.625%, 7/01/20 ............       2,670,000       2,681,748
   Series A, MBIA Insured, Pre-Refunded, 6.90%, 7/01/20 ............................       5,930,000       6,642,074
Monroe County Development Authority PCR,
   Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19 ................................       1,000,000       1,023,760
   Georgia Power Co., Scherer Project, senior lien, First Series, 5.75%, 9/01/23 ...       1,000,000         985,920
   Oglethorpe Power Co., Scherer Project, Refunding, Series A, 6.80%, 1/01/12 ......       1,500,000       1,665,645
Municipal Electric Authority, Project One, Refunding, Sub Series A,
   AMBAC Insured, 5.125%, 1/01/16 ..................................................       2,000,000       1,907,280
   MBIA Insured, 5.375%, 1/01/19 ...................................................       4,820,000       4,648,456
Paulding County Water and Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.80%,
   12/01/16 ........................................................................         500,000         539,165
Peachtree City Water and Sewer Authority Sewer Systems Revenue, Series A,
   5.60%, 3/01/27 ..................................................................       3,000,000       2,970,900
Pike County School District, Refunding, AMBAC Insured, 5.70%, 2/01/16 ..............       1,000,000       1,031,230
Polk County Water Authority Water and Sewerage Revenue, Refunding, MBIA
   Insured, 7.00%, 12/01/15 ........................................................         100,000         102,480
Private Colleges and Universities Authority Revenue,
   Emory University Project, Series A, 5.00%, 11/01/24 .............................       2,250,000       2,018,588
   Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 .................       2,000,000       1,825,460
   Mercer University Project, Series A, AMBAC Insured, 5.375%, 10/01/29 ............       2,000,000       1,837,140
Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ........       8,025,000       7,673,906
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding,
   Series R, 7.15%, 7/01/00 ........................................................         230,000         236,185
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
   Series A,
   7.90%, 7/01/07 ..................................................................          15,000          15,169
   7.50%, 7/01/09 ..................................................................           5,000           5,064
Puerto Rico Electric Power Authority Revenue,
   Refunding, Series U, 6.00%, 7/01/14 .............................................       1,000,000       1,053,620
   Series T, 6.00%, 7/01/16 ........................................................       1,000,000       1,032,640
Richmond County Development Authority, Solid Waste Disposal Revenue, International
   Paper Co. Project, 5.80%, 12/01/20 ..............................................       1,500,000       1,471,140
Rockdale County Water and Sewer Authority Revenue, Refunding, FSA Insured, 5.00%,
   7/01/22 .........................................................................       2,700,000       2,453,733
Rome Water and Sewer Revenue, Refunding and Improvement, AMBAC Insured, 5.25%,
   1/01/15 .........................................................................       2,750,000       2,684,770
Savannah EDA, IDR, Hershey Foods Corp. Project, Refunding, 6.60%, 6/01/12 ..........       1,000,000       1,058,980
Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded,
   6.20%, 7/01/23 ..................................................................       2,000,000       2,157,060
Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%,
   8/01/04 .........................................................................       4,600,000       4,623,874
St. Mary's Housing Authority MFMR,
   Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 ...         500,000         515,050
   Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .........................         700,000         711,088



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                       PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                   AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Tift County School District, MBIA Insured, 6.125%, 2/01/15 ....................     $   2,330,000      $   2,392,164
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 .....         3,000,000          2,812,470
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ...........................................................           850,000            831,266
    5.50%, 10/01/22 ...........................................................         1,200,000          1,139,844
    5.625%, 10/01/25 ..........................................................         1,530,000          1,468,372
 Walker, Dade and Catoosa County Hospital Authority Revenue, Anticipation
    Certificates, Series A, FGIC Insured,Pre-Refunded, 7.00%, 10/01/10 ........         1,500,000          1,612,680
 Walton County Water and Sewer Authority Revenue, Refunding and Improvement,
    MBIA Insured, 6.00%, 2/01/21 ..............................................         2,000,000          2,070,580
 White County IDAR, Clark Schwebel Fiber Glass, Refunding, 6.85%, 6/01/10 .....         1,780,000          1,864,866
                                                                                                       -------------
 TOTAL LONG TERM INVESTMENTS (COST $179,739,982) ..............................                          180,394,806
                                                                                                       -------------
(a) SHORT TERM INVESTMENTS 1.0%
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
    Weekly VRDN and Put, 2.85%, 12/01/15 ......................................           100,000            100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series
    A, AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 .....................         1,700,000          1,700,000
                                                                                                       -------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,800,000) ...............................                            1,800,000
                                                                                                       -------------
 TOTAL INVESTMENTS (COST $181,539,982) 103.3% .................................                          182,194,806
 OTHER ASSETS, LESS LIABILITIES (3.3%) ........................................                           (5,894,442)
                                                                                                       -------------
 NET ASSETS 100.0% ............................................................                        $ 176,300,364
                                                                                                       =============



See glossary of terms on page 96.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                          SIX MONTHS ENDED           YEAR ENDED FEBRUARY 28,
                                                           AUGUST 31, 1999  -------------------------------------------------------
CLASS A                                                    (UNAUDITED)***   1999     1998      1997      1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................   $ 11.47        $  11.45     $  11.05     $ 11.04     $  10.54    $  11.18
                                                        -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................       .29             .59          .61         .61          .62         .61
 Net realized and unrealized gains (losses) .........      (.59)            .03          .40         .01          .50        (.62)
                                                        --------------------------------------------------------------------------
Total from investment operations ....................      (.30)            .62         1.01         .62         1.12        (.01)
                                                        --------------------------------------------------------------------------
Less distributions from net investment income .......      (.30)(2)        (.60)(1)     (.61)       (.61)        (.62)       (.63)
                                                        --------------------------------------------------------------------------
Net asset value, end of period ......................   $ 10.87        $  11.47     $  11.45     $ 11.05     $  11.04    $  10.54
                                                        ==========================================================================
Total return* .......................................     (2.69%)          5.51%        9.38%       5.86%       10.73%        .11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $66,957        $ 64,516     $ 54,211     $44,289     $ 38,991    $ 32,831
Ratios to average net assets:
 Expenses ...........................................       .46%**          .42%         .35%        .34%         .33%        .29%
 Expenses excluding waiver and payments by affiliates       .80%**          .81%         .81%        .81%         .82%        .80%
 Net investment income ..............................      5.14%**         5.12%        5.40%       5.63%        5.65%       5.94%
Portfolio turnover rate .............................      4.83%          10.49%       26.61%      24.81%       31.89%      32.92%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** Based on average shares outstanding.

(1) Includes distributions in excess of net investment income in the amount of $.004.

(2) Includes distributions in excess of net investment income in the amount of $.008.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                          PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.4%
 Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ..................     $  700,000     $  735,224
 Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ............      1,000,000      1,054,190
 Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series
 A, 6.50%, 11/15/22 ................................................................        710,000        760,176
 Carroll County PCR, Collateralized, Kentucky Utilities Co. Project, Series B,
 6.25%, 2/01/18 ....................................................................        325,000        341,543
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A,
 6.00%, 7/01/17 ....................................................................      1,000,000      1,010,130
 Danville Multi-City Lease Revenue,
    Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 .........................      1,500,000      1,610,085
    Housing Authority, Jefferson County, 6.50%, 3/01/19 ............................        125,000        130,820
    Shelbyville, Series H, MBIA Insured, 6.70%, 7/01/11 ............................        100,000        106,572
 Daviess County Hospital Revenue, Odch Inc., Series A, MBIA Insured, 6.25%,
    8/01/12 ........................................................................        100,000        105,353
    8/01/22 ........................................................................        210,000        219,068
 Daviess County Public Improvement Corp. Revenue, First Mortgage, Court Facilities
 Project, Refunding, Series A, 5.70%, 10/01/14 .....................................        545,000        557,104
 Eastern University Revenues, Consolidated Educational Building, Series Q, AMBAC
 Insured, 6.40%, 5/01/08 ...........................................................        100,000        105,108
 Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage,
 Administrative Office of the Courts, Judicial Facilities Project,
 MBIA Insured, 5.20%, 4/01/22 ......................................................      2,000,000      1,890,760
 Fulton County Industrial Building Revenue, H.I.S. Income Project, 7.50%, 2/01/10 ..        500,000        509,390
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted
 Projects, Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 .......................      2,000,000      2,027,440
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 .........................        400,000        422,932
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.30%, 10/01/22 .............        225,000        241,985
 Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project,
 6.60%, 5/01/26 ....................................................................      1,000,000      1,048,910
 Hardin County Water District No. 2 Water System Revenue, Series A, AMBAC Insured,
 5.00%, 1/01/31 ....................................................................      2,620,000      2,356,873
 Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%,
 1/01/28 ...........................................................................      2,035,000      1,734,369
 Hopkins County Hospital Revenue, Trover Clinic Foundation Inc., MBIA Insured,
 6.625%, 11/15/11 ..................................................................        125,000        131,815
 Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured, 5.375%,
 6/01/22 ...........................................................................      2,000,000      1,942,340
 Jefferson County Health Facilities Revenue,
    Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.50%, 5/01/15 ........        750,000        790,988
    Jewish Hospital Healthcare Services Inc., AMBAC Insured, 6.55%, 5/01/22 ........        720,000        758,203
    Jewish Hospital Healthcare Services Inc., Refunding, AMBAC Insured, 5.75%,
       1/01/26 .....................................................................      2,000,000      2,011,280
    University Medical Center Inc. Project, MBIA Insured, 5.50%, 7/01/17 ...........      1,500,000      1,494,810
 Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11      1,930,000      1,991,702
 Jefferson County PCR,
    DuPont, Series A, 6.30%, 7/01/12 ...............................................        450,000        484,403
    Louisville Gas and Electric Co. Project, Refunding, Series A, 7.45%, 6/15/15 ...        100,000        104,421
 Jefferson County School District Finance Corp. School Building Revenue,
    Refunding, Series A, FSA Insured, 5.25%, 1/01/19 ...............................      1,500,000      1,429,860
    Series B, FSA Insured, 5.25%, 6/01/19 ..........................................      1,400,000      1,333,752
 Kenton County Airport Board Revenue,
    Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured,
       5.75%, 3/01/13 ..............................................................      1,230,000      1,270,012
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ......        445,000        472,928
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .....        325,000        342,531
    Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ......        445,000        471,282
 Kenton County Water District No. 1 Waterworks Revenue,
    Refunding, FGIC Insured, 6.375%, 2/01/17 .......................................        155,000        164,123
    Series A, MBIA Insured, 5.80%, 2/01/15 .........................................        500,000        518,310
    Series B, FGIC Insured, 5.70%, 2/01/20 .........................................        500,000        506,010
 Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical
 Center, Refunding and Improvement, Series A,  FGIC Insured, 6.00%, 11/01/10 .......        750,000        765,278
 Kentucky Development Finance Authority Revenue, Sisters of Charity of Nazareth
 Health Corp., Pre-Refunded, 6.75%, 11/01/12 .......................................        100,000        107,101
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St
    Elizabeth Medical Center Project, Series  A, FGIC Insured, 6.00%, 12/01/22 .....        625,000        644,156
 Kentucky Economic Development Finance Authority Hospital System Revenue,
    Appalachian Regional Health Center Facility, Refunding and Improvement,
    5.875%, 10/01/22 ...............................................................      2,000,000      1,851,520
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland
    Hospital Corp., Refunding and Improvement, Series A, FSA Insured,
    6.125%, 2/01/12 ................................................................        500,000        527,800
 Kentucky Economic Development Finance Authority Revenue, Refunding and Improvement,
 Catholic Health, Series A, 5.00%, 12/01/18 ........................................      2,000,000      1,807,160



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                             PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                        AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 ..............................................      $1,500,000     $ 1,538,985
    Series B, 6.25%, 7/01/28 ..........................................................       1,280,000       1,306,048
    Series C, FHA Insured, 6.40%, 1/01/17 .............................................       1,200,000       1,242,732
    SFMR, Series A, 6.60%, 7/01/11 ....................................................          40,000          41,446
    SFMR, Series B, 6.60%, 7/01/11 ....................................................         150,000         155,421
    SFMR, Series D, FHA Insured, 7.45%, 1/01/23 .......................................          75,000          77,693
    Kentucky Infrastructure Authority Revenue,
    Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ....         500,000         550,145
    Wastewater Revolving Fund Program, Series D, 5.75%, 6/01/15 .......................         300,000         304,083
 Kentucky State Property and Buildings Commission Revenues,
    Project No. 56, Pre-Refunded, 6.00%, 9/01/14 ......................................         700,000         758,366
   (b) Project No. 64, MBIA Insured, 5.50%, 5/01/17 ...................................       1,535,000       1,521,185
 Lexington-Fayette Urban County Government Revenue, University of Kentucky Library
 Project, MBIA Insured, Pre-Refunded,
    6.625%, 11/01/13 ..................................................................         500,000         556,850
    6.75%, 11/01/24 ...................................................................         750,000         839,550
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
 Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 5/15/22 .................................       1,000,000         905,500
    Refunding, Series B, MBIA Insured, 5.30%, 5/15/18 .................................       1,000,000         962,050
    Series A, AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 .............................         300,000         336,018
    Series A, FGIC Insured, 5.00%, 5/15/30 ............................................       3,000,000       2,681,040
    Series A, MBIA Insured, 5.50%, 5/15/21 ............................................         500,000         489,420
 Louisville and Jefferson County Regional Airport Authority Airport Systems Revenue,
 MBIA Insured, 5.00%, 7/01/25 .........................................................       1,500,000       1,327,455
 Madison County Utility District Revenue, Refunding, FSA Insured, 5.20%, 2/01/22 ......       1,000,000         945,580
 McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA
 Insured, 6.40%, 11/01/07 .............................................................         500,000         541,585
 Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ......       1,270,000       1,127,658
 Oldham County School District Finance Corp. School Building Revenue, 5.00%, 7/01/19 ..       1,000,000         933,160
 Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties
 Leasing Trust, Series A, 6.50%, 3/01/19 ..............................................       1,050,000       1,099,718
 Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ............................         430,000         473,555
 Puerto Rico Industrial Medical and Environmental Pollution Control Facilities
 Financing Authority Revenue, 6.45%, 12/01/25 .........................................       1,480,000       1,535,840
 Russell Health System Revenue,
    8.10%, 7/01/15 ....................................................................         205,000         232,529
    Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 .................................       1,800,000       1,699,902
    Pre-Refunded, 8.10%, 7/01/15 ......................................................         145,000         174,661
 Russellville Housing Authority MFR, The Field Manor Project, GNMA Secured, 5.65%,
 4/20/34 ..............................................................................       1,455,000       1,405,617
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%,
 10/01/25 .............................................................................       2,000,000       1,919,440
                                                                                                            -----------
 TOTAL LONG TERM INVESTMENTS (COST $66,576,748) .......................................                      66,573,049
                                                                                                            -----------
(a) SHORT TERM INVESTMENTS .3%
 Kentucky Development Finance Authority Revenue, Pooled Loan Program, Series A,
 FGIC Insured, Weekly VRDN and Put, 3.25%, 12/01/15 (COST $200,000) ...................         200,000         200,000
                                                                                                            -----------
 TOTAL INVESTMENTS (COST $66,776,748) 99.7% ...........................................                      66,773,049
 OTHER ASSETS, LESS LIABILITIES .3% ...................................................                         184,020
                                                                                                            -----------
 NET ASSETS 100.0% ....................................................................                     $66,957,069
                                                                                                            ===========


See glossary of terms on page 96.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specific dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                               SIX MONTHS ENDED
                                                AUGUST 31, 1999                           YEAR ENDED FEBRUARY 28,
CLASS A                                         (UNAUDITED)***        1999             1998          1997       1996(1)     1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $   11.59       $   11.61        $   11.32     $   11.32    $  11.03   $   11.56
                                                  --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .29             .60              .63           .65         .66         .66
 Net realized and unrealized gains (losses) ...        (.59)           (.01)             .30          --           .28        (.55)
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............        (.30)            .59              .93           .65         .94         .11
                                                  --------------------------------------------------------------------------------
Less distributions from net investment income .        (.30)(3)        (.61)(2)         (.64)         (.65)       (.65)       (.64)
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................   $   10.99       $   11.59        $   11.61     $   11.32    $  11.32   $   11.03
                                                  ================================================================================
Total return* .................................       (2.64%)          5.23%            8.46%         5.94%       8.75%       1.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 155,071       $ 158,099        $ 134,922     $ 112,981    $107,461   $ 104,980
Ratios to average net assets:
 Expenses .....................................         .74%**          .75%             .76%          .76%        .78%        .75%
 Net investment income ........................        5.14%**         5.14%            5.50%         5.76%       5.89%       5.98%
Portfolio turnover rate .......................       13.54%          14.99%           15.26%        13.68%       5.23%      32.28%


CLASS C
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   11.66       $   11.68        $   11.37     $   11.37    $  11.01
                                                  --------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .26             .54              .57           .58         .49
 Net realized and unrealized gains (losses) ...        (.60)           (.01)             .32           --          .35
                                                  --------------------------------------------------------------------
Total from investment operations ..............        (.34)            .53              .89           .58         .84
                                                  --------------------------------------------------------------------
Less distributions from net investment income .        (.26)(3)        (.55)(2)         (.58)         (.58)       (.48)
                                                  --------------------------------------------------------------------
Net asset value, end of period ................   $   11.06       $   11.66        $   11.68     $   11.37    $  11.37
                                                  ====================================================================
Total return* .................................       (2.91%)          4.61%            8.02%         5.27%       7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $  12,377       $   9,982        $   4,469     $   3,004    $  1,438
Ratios to average net assets:
 Expenses .....................................        1.30%**         1.31%            1.32%         1.33%       1.35%**
 Net investment income ........................        4.58%**         4.58%            4.95%         5.29%       5.27%**
Portfolio turnover rate .......................       13.54%          14.99%           15.26%        13.68%       5.23%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.0006 and $.0004 for Class A and C, respectively.

(3) Includes distributions in excess of net investment income in the amount of $.008 and $.007 for Class A and C, respectively.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                         PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                   AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.4%
 BONDS 98.0%
 Ascension Parish Sales and Use Tax, Gravity Drainage District No 1,
   Pre-Refunded, 7.25%,
    12/01/06 .......................................................................     $  300,000     $  307,065
    12/01/07 .......................................................................        300,000        307,065
    12/01/08 .......................................................................        200,000        204,710
 Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 ...........        500,000        528,565
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ..................................................      1,145,000      1,039,133
    Refunding, FGIC Insured, 5.00%, 12/01/21 .......................................      1,875,000      1,688,700
    Refunding, FGIC Insured, 5.00%, 12/01/22 .......................................      1,515,000      1,361,228
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
    Series A, 7.75%, 6/01/12 .......................................................        480,000        502,306
    Series B, 6.875%, 11/01/12 .....................................................        720,000        747,626
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, FNMA Insured,
    6.40%, 4/01/32 .................................................................        285,000        290,908
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project,
    5.60%, 11/01/22 ................................................................      2,250,000      2,108,588
    Series A, 7.70%, 11/01/18 ......................................................      1,500,000      1,676,220
    Series A, 5.65%, 12/01/21 ......................................................      1,000,000        950,170
(b) De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured,
    5.875%, 9/01/29 ................................................................      5,000,000      5,023,500
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
    ETM, 7.20%, 8/01/10 ............................................................      1,380,000      1,551,148
    East Baton Rouge Mortgage Finance Authority, SFM Purchase,
    Refunding, Series A, 6.10%, 10/01/29 ...........................................        990,000      1,008,582
    Series A, GNMA Secured, 7.875%, 8/01/23 ........................................        630,000        649,826
    Series F, GNMA Secured, 7.875%, 12/01/21 .......................................        705,000        736,612
 East Baton Rouge Parish Sales and Use Tax,
    FGIC Insured, 5.90%, 2/01/18 ...................................................        750,000        773,288
    (b) Public Improvement, Series ST-A, FGIC Insured, 5.625%,
    2/01/23 ........................................................................      3,625,000      3,486,453
 Greater New Orleans Expressway Commission Revenue, FSA Insured, 5.25%, 11/01/16 ...      3,105,000      2,992,537
 Hammond Tangipahoa Home Mortgage Authority Revenue, University Facilities Inc.
    Project, MBIA Insured, 5.375%, 7/15/15 .........................................      1,090,000      1,061,006
 Jefferson Parish School Board Sales and Use Tax Revenue, Series A, ETM, 7.35%,
    2/01/03 ........................................................................        500,000        506,785
 Jefferson Sales Tax District Special Sales Tax Revenue, Refunding, FSA Insured,
    5.00%, 12/01/22 ................................................................      4,500,000      4,064,490
 Lafayette Public Trust Financing Authority SFMR,
    Refunding, Series A, 8.50%, 11/15/12 ...........................................        205,397        209,478
    Series A, ETM, 7.20%, 4/01/11 ..................................................         30,000         30,076
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ................         95,000        107,700
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental
    Petroleum Corp., Refunding, 7.20%, 12/01/20 ....................................      3,000,000      3,205,170
 Lake Charles Nonprofit HDC, Section 8 Assisted Mortgage Revenue, Chateau Project,
    Refunding, Series A, FSA Insured, 7.875%, 2/15/25 ..............................        750,000        752,828
 Leesville IDBR, Wal-Mart Stores Inc. Project, Refunding, 7.10%, 3/01/11 ...........      1,750,000      1,808,135
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 ...........................      2,795,000      2,818,478
    MF Westview Project, FHA Insured, 7.80%, 4/01/30 ...............................        750,000        776,153
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ................      3,750,000      3,386,663
    Louisiana Health Systems Corp. Project, Refunding, FSA Insured, 5.00%, 10/01/22       1,000,000        898,890
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ........................      5,000,000      4,107,400
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 .............................      6,000,000      5,427,480
    Women's Hospital Foundation Project, Refunding, FSA Insured, 5.60%, 10/01/19 ...      1,500,000      1,480,350
    Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board
    Project, FSA Insured, 5.65%, 6/15/11 ...........................................      1,230,000      1,259,778
 Louisiana Public Facilities Authority Revenue,
    Alton Ochsner Medical Foundation Project, Series C, MBIA Insured, 6.50%, 5/15/22        930,000        978,118
    Centenary College Project, Pre-Refunded, 5.90%, 2/01/17 ........................      1,000,000      1,064,190
    Centenary College Project, Refunding, 5.75%, 2/01/29 ...........................      7,300,000      6,914,122
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ...........      2,000,000      1,818,200
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ...........................      1,200,000      1,218,012
    Loyola University Project, Refunding, MBIA Insured, 5.625%, 10/01/16 ...........      1,000,000      1,007,210
    MF Housing, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ...      1,900,000      1,946,474
    SFM Purchase, Series C, 8.45%, 12/01/12 ........................................        995,065      1,045,535



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                        PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                  AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
Louisiana Public Facilities Authority Revenue, (cont.)
   Student Loan, Series A, Sub Series 3, 7.00%, 9/01/06 ...........................     $  955,000     $  984,911
   Tulane University, AMBAC Insured, 6.05%, 10/01/25 ..............................      5,500,000      5,753,605
   Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17       1,000,000        959,540
   Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27       6,015,000      5,583,183
Louisiana State Gas and Fuels Tax Revenue, Series A, Pre-Refunded, 7.25%, 11/15/04         500,000        513,475
Louisiana State Office Facilities Corp. Lease Revenue, Capitol Complex Program,
   Series A, MBIA Insured, 5.375%, 3/01/19 ........................................      3,000,000      2,910,150
Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
   Loop Inc., First Stage, Refunding, Series B, 7.20%, 9/01/08 ....................      1,000,000      1,058,610
   Series E, 7.60%, 9/01/10 .......................................................        480,000        501,816
   Series E, Pre-Refunded, 7.60%, 9/01/10 .........................................        520,000        549,541
Louisiana State University Agricultural and Mechanical College University Revenues,
   Auxiliary, MBIA Insured, 5.50%, 7/01/26 ........................................      1,500,000      1,454,880
   Louisiana State University at Eunice Project, MBIA Insured, 5.00%, 6/01/18 .....      1,025,000        935,220
Mississippi River Bridge Authority Revenue, 6.75%, 11/01/12 .......................      1,050,000      1,122,902
Natchitoches Parish GO, Consolidated School District No. 7, Series B, Pre-Refunded,
   7.50%,
   3/01/09 ........................................................................        230,000        234,218
   3/01/10 ........................................................................        235,000        239,310
New Orleans GO,
   AMBAC Insured, Pre-Refunded, 6.00%, 9/01/21 ....................................        695,000        719,096
   Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..................................      1,000,000        926,450
   Public Improvement, Series A, AMBAC Insured, 5.125%, 12/01/27 ..................      1,000,000        915,730
   Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.50%, 12/01/21 ......        500,000        522,720
   Refunding, AMBAC Insured, 6.00%, 9/01/21 .......................................      1,305,000      1,319,368
New Roads Electric System Revenue, 7.00%, 7/01/17 .................................      1,000,000      1,039,570
Office Facility Corp. Capital Facilities Bonds, 7.75%, 12/01/10 ...................      1,600,000      1,711,696
Orleans Levee District GO, Levee Improvement, FSA Insured, 5.95%, 11/01/14 ........        910,000        956,774
Orleans Parish Parishwide School District GO,
   AMBAC Insured, 5.375%, 9/01/21 .................................................      2,000,000      1,928,800
   Refunding, Series B, FGIC Insured, 5.50%, 9/01/20 ..............................      1,000,000        981,690
   Series A, FGIC Insured, 5.125%, 9/01/22 ........................................      1,000,000        928,030
Orleans Parish School Board, Series 95, FGIC Insured, 5.375%, 9/01/18 .............      1,950,000      1,896,863
Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional
   Medical Center, Refunding, FSA Insured, 5.75%, 5/15/21 .........................      2,500,000      2,505,700
Puerto Rico Commonwealth GO, Series 1990, Pre-Refunded, 7.70%, 7/01/20 ............        500,000        526,580
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
   Series A,
   7.90%, 7/01/07 .................................................................        120,000        121,350
   7.75%, 7/01/08 .................................................................         50,000         50,755
Puerto Rico HFC, SFMR, Portfolio No. 1,
   Series B, GNMA Secured, 7.65%, 10/15/22 ........................................         55,000         56,946
   Series C, GNMA Secured, 6.85%, 10/15/23 ........................................        650,000        675,532
Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase,
   FHA Insured, ETM, 7.25%, 8/01/10 ...............................................      1,370,000      1,519,604
Shreveport Airport System Revenue, Series A, FSA Insured, 5.375%, 1/01/28 .........      1,000,000        938,510
Shreveport Certificates of Indebtedness, Refunding, Series A, AMBAC Insured,
   5.00%, 10/01/16 ................................................................      1,000,000        929,330
Shreveport GO, FGIC Insured, 5.00%, 3/01/18 .......................................      1,000,000        930,340
Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 .......      3,500,000      3,631,285
St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM,
   7.50%, 9/01/10 .................................................................        435,000        495,256
St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%,
   11/01/26 .......................................................................      2,000,000      2,005,420
St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%,
   3/25/12 ........................................................................        447,154        471,139
St. Charles Parish PCR,
   Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ..........................      2,500,000      2,628,125
   Union Carbide Corp. Project, Refunding, 5.10%, 1/01/12 .........................      3,000,000      2,814,090
St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co.
   Project,
   7.05%, 4/01/22 .................................................................      1,500,000      1,560,270
   Series A, 7.00%, 12/01/22 ......................................................        750,000        793,898
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ......      2,500,000      2,345,600
St. John's Baptist Parish Sales Tax District, 7.30%,
   12/01/08 .......................................................................        430,000        445,037
   12/01/09 .......................................................................        275,000        284,463



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                   PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 ................................................................................     $     165,000        $   183,505
    7/01/11 ................................................................................            50,000             56,893
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
   Cajundome, MBIA Insured, 5.65%, 9/01/26 .................................................         4,080,000          4,068,780
 Tangipahoa Parish Hospital Service Revenue, District No. 1, Refunding, AMBAC Insured,
   6.25%, 2/01/24 ..........................................................................         5,500,000          5,716,975
 University System Board of Supervisors Revenue, Northwestern State University Wellness,
   AMBAC Insured, 5.10%, 4/01/24 ...........................................................         1,000,000            914,969
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
   10/01/18 ................................................................................         3,000,000          2,873,459
 West Feliciana Parish PCR, Gulf State Utility Co. Project,
    7.70%, 12/01/14 ........................................................................         6,500,000          6,987,109
    Refunding, 8.00%, 12/01/24 .............................................................         5,000,000          5,131,749
                                                                                                                     ------------
 TOTAL BONDS (COST $164,197,594) ...........................................................                          164,137,768
                                                                                                                     ------------
 ZERO COUPON BONDS 1.4%
 Shreveport Water and Sewer Revenue, Refunding, Series B, FGIC Insured,12/01/11 (COST
   $ 2,127,882) ............................................................................         5,000,000          2,316,450
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS ($166,325,476) ................................................                          166,454,218
                                                                                                                     ------------
a SHORT TERM INVESTMENTS 4.3%
 East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put,
   2.95%, 3/01/22 ..........................................................................         1,000,000          1,000,000
 Lake Charles Harbor and Terminal District Revenue, Reynolds Metal Co. Project, Weekly VRDN
   and Put, 3.30%, 5/01/06 .................................................................           500,000            500,000
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc., First Stage,
 Refunding,
    ACES, Daily VRDN and Put, 2.70%, 9/01/06 ...............................................         4,900,000          4,900,000
    Series A, Daily VRDN and Put, 2.70%, 9/01/08 ...........................................           100,000            100,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
   VRDN and Put, 2.85%, 12/01/15 ...........................................................           200,000            200,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A, AMBAC
   Insured, Weekly VRDN and Put,  2.90%, 7/01/28 ...........................................           500,000            500,000
                                                                                                                    -------------
 TOTAL SHORT TERM INVESTMENTS (COST $7,200,000) ............................................                            7,200,000
                                                                                                                    -------------
 TOTAL INVESTMENTS (COST $173,525,476) 103.7% ..............................................                          173,654,218
 OTHER ASSETS, LESS LIABILITIES (3.7%) .....................................................                           (6,206,714)
                                                                                                                    -------------
 NET ASSETS 100.0% .........................................................................                        $ 167,447,504
                                                                                                                    =============


See glossary of terms on page 96.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

b Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS


FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                               SIX MONTHS ENDED                           YEAR ENDED FEBRUARY 28,
                                                AUGUST 31, 1999    ----------------------------------------------------------------
CLASS A                                          (UNAUDITED)***        1999           1998            1997      1996(1)      1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   11.66       $   11.64       $   11.33      $   11.38    $  10.92    $  11.36
                                                  --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .28             .58             .59            .61         .62         .63
 Net realized and unrealized gains (losses) ...        (.58)            .06             .32           (.03)        .47        (.45)
                                                  --------------------------------------------------------------------------------
Total from investment operations ..............        (.30)            .64             .91            .58        1.09         .18
Less distributions from:
 Net investment income ........................        (.28)(4)        (.58)(3)        (.60)(2)       (.63)       (.63)       (.62)
 Net realized gains ...........................        (.03)           (.04)           --             --          --          --
                                                  --------------------------------------------------------------------------------
Total distributions ...........................        (.31)           (.62)           (.60)          (.63)       (.63)       (.62)
                                                  --------------------------------------------------------------------------------
Net asset value, end of period ................   $   11.05       $   11.66       $   11.64      $   11.33    $  11.38    $  10.92
                                                  ================================================================================
Total return* .................................       (2.61%)          5.64%           8.27%          5.24%      10.18%       1.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 248,211       $ 253,014       $ 213,005      $ 185,234    $175,078    $153,145
Ratios to average net assets:
 Expenses .....................................         .72%**          .74%            .74%           .73%        .74%        .73%
 Net investment income ........................        4.88%**         4.91%           5.20%          5.42%       5.56%       5.86%
Portfolio turnover rate .......................        1.01%           6.02%           3.19%         12.71%       8.11%      20.30%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   11.75       $   11.72       $   11.40      $   11.44    $  10.93
                                                  ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .25             .51             .54            .55         .47
 Net realized and unrealized gains (losses) ...        (.58)            .07             .31           (.03)        .51
                                                  ---------------------------------------------------------------------
Total from investment operations ..............        (.33)            .58             .85            .52         .98
Less distributions from:
 Net investment income ........................        (.25)(4)        (.51)(3)        (.53)          (.56)       (.47)
 Net realized gains ...........................        (.03)           (.04)             --             --          --
                                                  ---------------------------------------------------------------------
Total distributions ...........................        (.28)           (.55)           (.53)          (.56)       (.47)
                                                  ---------------------------------------------------------------------
Net asset value, end of period ................   $   11.14       $   11.75       $   11.72      $   11.40    $  11.44
                                                  =====================================================================
Total return* .................................       (2.86%)          5.11%           7.70%          4.68%       9.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $  18,474       $  16,826       $  10,515      $   5,084    $     913
Ratios to average net assets:
 Expenses .....................................        1.28%**         1.29%           1.30%          1.27%       1.31%**
 Net investment income ........................        4.34%**         4.35%           4.63%          4.78%       4.95%**
Portfolio turnover rate .......................        1.01%           6.02%           3.19%         12.71%       8.11%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

** Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.005.

(3) Includes distributions in excess of net investment income in the amount of $.004 and $.003 for Class A and C, respectively.

(4) Includes distributions in excess of net investment income in the amount of $.002 and $.001 for Class A and C, respectively.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                 PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ...     $1,650,000     $1,682,357
Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding,
   6.00%, 4/01/24 .........................................................................      9,500,000      9,753,459
Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 ...........      4,250,000      4,574,318
Baltimore COP,
   Emergency Telecommunication Phase II, Series A, MBIA Insured, 5.00%, 10/01/17 ..........      2,000,000      1,864,580
   Refunding, Series C, MBIA Insured, 7.25%, 4/01/16 ......................................        545,000        563,574
Baltimore County Authority Revenue, Series 1989, 7.20%, 7/01/19 ...........................         90,000         92,398
Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding, Series A,
   MBIA Insured,
   7.00%, 7/01/16 .........................................................................      1,000,000      1,061,490
   7.125%, 1/01/27 ........................................................................      3,000,000      3,194,820
Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
   6.75%, 8/01/02 .........................................................................        780,000        816,941
   7.00%, 8/01/11 .........................................................................      3,225,000      3,441,591
Baltimore GO, Series B, 7.15%, 10/15/08 ...................................................      1,000,000      1,162,970
Baltimore GO, Consolidated Public Improvement,
   Series A, FGIC Insured, 5.30%, 10/15/15 ................................................      1,470,000      1,457,343
   Series A, FGIC Insured, 5.30%, 10/15/17 ................................................      1,500,000      1,462,410
   Series A, FSA Insured, 5.25%, 10/15/17 .................................................      3,300,000      3,198,558
Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 .....      1,850,000      1,980,980
Baltimore Project Revenue, Wastewater Project, Refunding, Series B, FGIC Insured, 5.00%,
   7/01/18 ................................................................................      1,000,000        930,650
   7/01/28 ................................................................................      4,000,000      3,584,880
Baltimore Revenue, Wastewater Project, Refunding, Series A, FGIC Insured,
   5.80%, 7/01/15 .........................................................................      5,000,000      5,127,950
   5.50%, 7/01/26 .........................................................................      3,150,000      3,079,895
Frederick County College Revenue, Hood College Project, 7.20%, 7/01/09 ....................        350,000        361,722
Frederick County EDR, Manekin Frederick Project, Refunding, Series A, 7.50%, 12/01/14 .....        500,000        513,905
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
   Improvement, FSA Insured, 6.00%, 9/01/21 ...............................................      8,000,000      8,266,319
Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
   6.50%, 11/01/26 ........................................................................      3,000,000      3,143,610
Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
   6.10%, 7/01/25 .........................................................................      2,000,000      2,044,960
Maryland Environmental Services COP, Water and Waste Facilities, Series A,
   6.70%, 6/01/11 .........................................................................      1,900,000      1,986,678
Maryland Local Government Insurance Trust Capitalization Program, Series A,
   7.125%, 8/01/09 ........................................................................        650,000        677,034
Maryland State CDA, Department of Housing and Community Development,
   MFHR, Series A, 7.50%, 5/15/31 .........................................................         30,000         30,359
   MFHR Mortgage, Series A, 7.80%, 5/15/32 ................................................        985,000      1,017,525
   MFHR Mortgage, Series A, 6.85%, 5/15/33 ................................................      1,800,000      1,878,354
   MFHR Mortgage, Series D, 7.70%, 5/15/20 ................................................      1,000,000      1,039,720
   MFHR Mortgage, Series E, 7.10%, 5/15/28 ................................................        675,000        700,468
   Residential, Series D, 5.25%, 9/01/29 ..................................................      5,000,000      4,591,300
   Series B, 5.35%, 9/01/30 ...............................................................      2,985,000      2,776,587
   SF Program, 2nd Series, 7.60%, 4/01/23 .................................................        360,000        372,823
   SF Program, 3rd Series, 7.25%, 4/01/27 .................................................      1,435,000      1,482,585
   SF Program, 4th Series, 7.375%, 4/01/10 ................................................        995,000      1,023,795
   SF Program, 4th Series, 7.45%, 4/01/32 .................................................        890,000        917,679
   SF Program, 5th Series, 6.85%, 4/01/11 .................................................      1,955,000      2,025,927
   SFHR Program, First Series, 7.30%, 4/01/17 .............................................      1,000,000      1,035,150
   SF Program, Refunding, Second Series, 5.00%, 4/01/17 ...................................      3,000,000      2,819,340
Maryland State EDC, Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 .....      1,000,000      1,066,970
Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited
   Obligation, Wheelabrator Water  Projects, 6.45%, 12/01/16 ..............................      3,000,000      3,124,620
Maryland State Health and Higher Educational Facilities Authority Revenue,
   Anne Arundel Medical Center, FSA Insured, 5.10%, 7/01/18 ...............................      3,375,000      3,157,549
   Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/28 ..............................      2,000,000      1,817,040
   Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ..............................      7,190,000      6,493,217
   Charity Obligation Group, Series A, 5.00%, 11/01/19 ....................................      1,515,000      1,388,740
   Charity Obligation Group, Series A, 5.00%, 11/01/29 ....................................      2,250,000      1,994,805
   Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/12 ...............................      1,000,000      1,061,220
   Doctors Community Hospital, Pre-Refunded, 8.75%, 7/01/22 ...............................        250,000        265,305



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                        PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ......................................       $ 3,000,000       $ 2,856,840
    Francis Scott Key Facility, junior lien, Refunding, 5.625%, 7/01/25 ........................         2,510,000         2,467,832
    Helix Health Issue, Refunding, AMBAC Insured, ETM, 5.00%, 7/01/27 ..........................        11,000,000        10,234,839
    Johns Hopkins Medical Institutions, Parking Facilities, AMBAC Insured, 5.50%, 7/01/26 ......         9,750,000         9,641,287
    Johns Hopkins Medicine, Howard County Hospital, General Hospital Acquisition Issue,
       MBIA Insured, 5.00%, 7/01/29 ............................................................         2,000,000         1,816,080
    Johns Hopkins Medicine, MBIA Insured, 5.00%, 7/01/19 .......................................         3,000,000         2,802,870
    Johns Hopkins University, Refunding, 5.625%, 7/01/17 .......................................         1,150,000         1,172,069
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ........................................         1,700,000         1,761,166
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 .......................         1,500,000         1,501,920
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 ......................................         2,500,000         2,289,475
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 ......................................         5,000,000         4,492,200
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .........................         9,440,000         9,036,062
    Upper Chesapeake Hospitals, Refunding, Series A, FSA Insured, 5.125%, 1/01/33 ..............         7,400,000         6,686,344
 Maryland State Industrial Development Financing Authority EDR, FSA Insured,
    Pre-Refunded, 7.10%, 7/01/18 ...............................................................         1,350,000         1,446,323
 Maryland State Industrial Development Financing Authority Revenue, American Center
    Physics Headquarters, 6.625%, 1/01/17 ......................................................         6,000,000         6,298,560
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion,
    AMBAC Insured, 5.875%, 12/15/14 ............................................................         4,655,000         4,791,904
 Maryland State Stadium Authority Sports Facilities Lease Revenue,
    AMBAC Insured, 5.75%, 3/01/22 ..............................................................         5,000,000         5,033,200
    AMBAC Insured, 5.80%, 3/01/26 ..............................................................         2,045,000         2,059,806
    Series D, 7.60%, 12/15/19 ..................................................................           500,000           514,470
 Maryland State Transportation Facilities Authority Revenue, Refunding,
    Series 1992, 5.75%, 7/01/13 ................................................................         5,400,000         5,445,684
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund,
    Series A, 6.55%, 9/01/14 ...................................................................         1,000,000         1,047,830
 Montgomery County Housing Opportunities Commission MFHR, Series B, 6.00%, 7/01/37 .............         2,500,000         2,539,100
 Montgomery County Housing Opportunities Commission MFMR, Series A,
    7.25%, 7/01/11 .............................................................................           375,000           391,661
    7.00%, 7/01/23 .............................................................................         2,410,000         2,515,895
 Montgomery County Housing Opportunities Commission SFMR, Series A,
    6.80%, 7/01/17 .............................................................................         1,775,000         1,831,889
    7.50%, 7/01/17 .............................................................................           190,000           195,989
    7.625%, 7/01/17 ............................................................................             5,000             5,052
 Montgomery County Revenue Authority Golf Course System Revenue, Series A,
    6.125%, 10/01/22 ...........................................................................         1,000,000         1,014,880
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources
  Recreation Project, Series A,
    6.20%, 7/01/10 .............................................................................         3,100,000         3,252,272
    6.30%, 7/01/16 .............................................................................         6,000,000         6,217,860
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ....................................................................................         1,880,000         1,956,666
    3/15/13 ....................................................................................         1,120,000         1,156,232
    3/15/14 ....................................................................................         1,180,000         1,216,851
 Prince George's County COP, Real Estate Acquisition Program II,
    MBIA Insured, 6.00%, 9/15/14 ...............................................................         2,050,000         2,129,643
 Prince George's County GO, Consolidated Public Improvement,
    MBIA Insured, 5.00%, 4/15/18 ...............................................................         2,100,000         1,962,240
 Prince George's County Hospital Revenue, Dimensions Health Corp.,
    Pre-Refunded, 7.00%, 7/01/22 ...............................................................         1,000,000         1,091,070
 Prince George's County Housing Authority MFHR, Emerson House Project,
    Series A, 7.00%, 4/15/19 ...................................................................         5,500,000         5,772,800
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments
    Project, Refunding, Series A, MBIA Insured,  6.80%, 7/01/25 ................................         2,900,000         2,991,408
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center
    Project, MBIA Insured, 5.80%, 6/30/14 ......................................................         2,750,000         2,806,870
 Prince George's County Parking Authority Revenue, Justice Center Facilities
    Project, Refunding, 6.45%, 5/01/05 .........................................................           500,000           529,245
 Prince George's County PCR, Refunding, Potomac Electric Project,
    6.00%, 9/01/22 .............................................................................         1,200,000         1,231,680
    6.375%, 1/15/23 ............................................................................         2,975,000         3,137,197
 Puerto Rico Commonwealth GO,
    5.50%, 7/01/17 .............................................................................         4,050,000         4,026,915
    5.40%, 7/01/25 .............................................................................         1,950,000         1,896,921
 Public Improvement, Refunding, 5.75%, 7/01/17 .................................................         3,000,000         3,056,100
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Y, 5.50%, 7/01/26 ...................................................................         6,900,000         6,701,694
 Puerto Rico Electric Power Authority Revenue, Series AA, MBIA Insured, 5.375%, 7/01/27 ........         3,000,000         2,917,500
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding,
    Series A, MBIA Insured, 5.70%, 1/01/26 .....................................................         1,145,000         1,155,179
 University of Maryland Auxiliary Facilities System and Tuition Revenue,
    Series A, 5.60%, 4/01/16 ...................................................................         1,000,000         1,018,480


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                     PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Virgin Islands PFA Revenue, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ....................................       $  1,700,000       $  1,628,294
    Refunding, Series A, 5.50%, 10/01/14 .....................................................          3,300,000          3,210,900
  Washington Suburban Sanitary District GO, General Construction, 5.25%, 6/01/19 .............          1,330,000          1,279,300
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $261,934,789) ............................................                           262,341,014
                                                                                                                        ------------
(a) SHORT TERM INVESTMENTS 0.4%
  Howard County MFR, Avalon Meadows Housing Project, Weekly VRDN and Put, 3.05%, 6/15/26 .....            800,000            800,000
  Puerto Rico Commonwealth Government Development Bank,
    Refunding, MBIA Insured, Weekly VRDN and Put, 2.85%, 12/01/15 ............................            300,000            300,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) .............................................                             1,100,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $263,034,788) 98.8% ................................................                           263,441,014
  OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                             3,244,046
                                                                                                                        ------------
  NET ASSETS 100.0% ..........................................................................                          $266,685,060
                                                                                                                        ============


See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights


FRANKLIN MISSOURI TAX-FREE INCOME FUND


                                                 SIX MONTHS ENDED                    YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 1999  ---------------------------------------------------------
CLASS A                                           (UNAUDITED)***      1999      1998       1997       1996(1)        1995
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 12.19         $ 12.23    $ 11.83    $ 11.94    $ 11.44        $ 11.94
                                                 --------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .30             .61        .64        .65        .65            .65
 Net realized and unrealized gains (losses) ...        (.66)             --        .44       (.07)       .49           (.50)
                                                 --------------------------------------------------------------------------
Total from investment operations ..............        (.35)            .61       1.08        .58       1.14            .15
                                                 --------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.30)(2)        (.62)      (.64)      (.65)      (.64)          (.65)
 Net realized gains ...........................        (.01)           (.03)      (.04)      (.04)                       --
                                                 --------------------------------------------------------------------------
Total distributions ...........................        (.31)           (.65)      (.68)      (.69)      (.64)          (.65)
                                                 --------------------------------------------------------------------------
Net asset value, end of period ................     $ 11.52         $ 12.19    $ 12.23    $ 11.83    $ 11.94        $ 11.44
                                                 ==========================================================================
Total return* .................................       (2.92%)          5.12%      9.43%      5.06%     10.23%          1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $383,809        $386,948   $308,045   $269,564   $247,522       $227,442
Ratios to average net assets:
 Expenses .....................................         .68%**          .70%       .71%       .70%       .71%           .70%
 Net investment income ........................        4.98%**         4.99%      5.32%      5.56%      5.58%          5.75%
Portfolio turnover rate .......................       10.22%          15.21%     14.30%     21.81%     18.27%         19.84%

CLASS C
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 12.24         $ 12.27    $ 11.85    $ 11.97    $ 11.47
                                                 -------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .27             .54        .58        .57        .48
 Net realized and unrealized gains (losses) ...        (.66)            .01        .45       (.07)       .50
                                                 -------------------------------------------------------------
Total from investment operations ..............        (.39)            .55       1.03        .50        .98
                                                 -------------------------------------------------------------
Less Distributions from:
 Net investment income ........................        (.27)(2)        (.55)      (.57)      (.58)      (.48)
 Net realized gains ...........................        (.01)           (.03)      (.04)      (.04)        --
                                                 -------------------------------------------------------------
Total distributions ...........................        (.28)           (.58)      (.61)      (.62)      (.48)
                                                 -------------------------------------------------------------
Net asset value, end of period ................     $ 11.57         $ 12.24    $ 12.27    $ 11.85    $ 11.97
                                                 =============================================================
Total return* .................................       (3.18%)          4.58%      8.96%      4.32%      8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............      $25,343        $20,396     $10,045    $ 4,295   $ 1,325
Ratios to average net assets:
 Expenses .....................................        1.24%**         1.25%      1.27%      1.27%      1.27%**
 Net investment income ........................        4.42%**         4.44%      4.75%      4.92%      4.94%**
Portfolio turnover rate .......................       10.22%          15.21%     14.30%     21.81%     18.27%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

***  Based on average shares outstanding.

(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(2) Includes distributions in excess of net investment income in the amount of $.0001

                     See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)



                                                                                                        PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%
 Audrain County Hospital Revenue, Audrain Medical Center Project, Refunding,
 AMBAC Insured, 7.35%, 11/01/08 ................................................................       $   500,000       $   537,535
 Bi State Development Agency Missouri Illinois Metropolitan District,
    St. Clair County Metrolink Extension, Series A, MBIA Insured, 5.00%, 7/01/28 ...............         6,500,000         5,808,725
    Term Facilities Revenue, American Commercial Lines Inc., Pre-Refunded, 7.75%, 6/01/10 ......         3,000,000         3,176,400
 Cape Girardeau County IDA, Solid Waste Disposal Revenue, Procter and Gamble
 Paper Products, 5.30%, 5/15/28 ................................................................         6,875,000         6,432,938
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ............................         2,250,000         2,096,843
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 ..................................................................         1,075,000         1,136,630
    Series B, 6.60%, 10/01/10 ..................................................................           500,000           530,850
    Series B, 6.70%, 10/01/23 ..................................................................         4,000,000         4,255,240
 Guam Power Authority Revenue, Refunding, Series A,
    5.125%, 10/01/29 ...........................................................................         2,000,000         1,780,320
    5.25%, 10/01/34 ............................................................................         2,000,000         1,792,000
 Hannibal IDA, Health Facilities, FSA Insured, 5.75%, 3/01/22 ..................................         1,800,000         1,809,594
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding,
 Series A, GNMA Secured, 6.10%, 9/20/26 ........................................................         1,745,000         1,761,822
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 .............................................................................         1,000,000           964,350
    5.85%, 3/01/19 .............................................................................         4,000,000         3,816,760
 Jackson County IDAR, St. Joseph's Health Center Corp., MBIA Insured, 6.50%, 7/01/19 ...........         3,000,000         3,155,370
 Jackson County Public Building Corp. Leasehold Revenue, Capital Improvement
 Projects, MBIA Insured, 5.70%, 12/01/17 .......................................................         1,595,000         1,614,268
 Jefferson County GO, Reorganized School District No. R-3, AMBAC Insured, 7.00%, 3/01/09 .......           370,000           383,279
 Kansas City Airport Revenue, General Improvement,
  Series B, FSA Insured, Pre-Refunded, 6.875%, 9/01/12 .........................................           605,000           674,049
 Kansas City IDA, MFHR,
 Hilltop Village Apartments Project, Refunding, Series A, 5.70%, 10/01/17 ......................         1,030,000         1,012,851
    Hilltop Village Apartments Project, Refunding, Series A, 5.80%, 10/01/27 ...................         1,555,000         1,521,194
    Mews Apartments Project, Series A, FNMA Secured, 6.30%, 7/01/20 ............................         3,345,000         3,436,218
 Kansas City IDAR, Ewing Marion Kauffman, Series B, 5.70%, 4/01/27 .............................        11,100,000        11,297,358
 Kansas City Land Clearance RDA Lease Revenue, Municipal
 Auditorium and Muehlebach Hotel, Series A, FSA Insured,
  5.90%, 12/01/18 ..............................................................................         5,000,000         5,166,450
 Kansas City MAC Revenue, Leasehold Improvement,
    Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 .............................         7,790,000         8,251,947
    Truman Medical Center, Series A, Pre-Refunded, 7.00%, 11/01/11 .............................         1,665,000         1,761,287
 Kansas City Municipal Assistance, Leasehold Roe Bartle, Refunding,
 Series A, MBIA Insured, 5.00%, 4/15/20 ........................................................        17,635,000        16,108,152
 Kansas City Tax Increment Financing Commission Tax Increment Revenue,
 Briarcliff West Project, Series B, 7.00%, 11/01/14 ............................................         3,525,000         3,732,587
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ..............................................................         4,535,000         5,026,775
    Pre-Refunded, 6.40%, 12/01/25 ..............................................................         7,000,000         7,799,960
    Refunding, 5.25%, 12/01/14 .................................................................         1,000,000           949,590
    Refunding, 5.25%, 12/01/26 .................................................................         1,000,000           912,330
 Lee's Summit IDAR, John Knox Village Project,
    6.55%, 8/15/10 .............................................................................         1,000,000         1,040,740
    6.625%, 8/15/13 ............................................................................         2,000,000         2,112,940
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, BIG Insured, 7.875%, 3/01/06 ...................................................             5,000             5,057
    Series A-5, BIG Insured, 7.375%, 3/01/06 ...................................................            35,000            35,516
 Missouri School Board Association Lease COP,
    Fox C-6 School District, FSA Insured, 5.75%, 3/01/16 .......................................         6,150,000         6,269,802
    Republic R-3 School District Project, Refunding, FSA Insured, 6.00%, 3/01/16 ...............         2,220,000         2,288,465
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA
 Greater Saint Louis Project, Series A, 5.40%, 9/01/18 .........................................         7,420,000         7,239,323
 Missouri State Development Finance Board Solid Waste Disposal Revenue,
 Procter and Gamble Paper Product, 5.20%, 3/15/29 ..............................................         3,000,000         2,758,800
 Missouri State Environmental Improvement and Energy Resources
 Authority Environmental Improvement Revenue,
 Union Electric Co. Project, Series A, 7.40%, 5/01/20 ..........................................         2,390,000         2,483,569
 Missouri State Environmental Improvement and Energy Resources Authority PCR,
    National Rural Association, Electric Project, Series G-6, AMBAC Insured,
     5.85%, 2/01/13 ............................................................................         2,100,000         2,177,595
    Thomas Hill Electric Cooperative, 5.50%, 12/01/11 ..........................................         2,000,000         2,046,360
 Missouri State Environmental Improvement and Energy Resources
 Authority Water PCR, Revolving Fund Program,
    PCR, Kansas City Project, Series A, 5.75%, 1/01/16 .........................................         1,000,000         1,019,110
    Series A, 7.00%, 10/01/10 ..................................................................           940,000           983,343



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                         PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Missouri State Environmental Improvement and Energy Resources Authority Water
 PCR, Revolving Fund Program, (cont.)
    Series A, 6.55%, 7/01/14 .....................................................................      $ 4,500,000      $ 4,794,120
    Series A, FSA Insured, 6.05%, 7/01/16 ........................................................        1,000,000        1,047,660
    Series B, 7.125%, 12/01/10 ...................................................................          430,000          452,145
    Series B, 5.80%, 1/01/15 .....................................................................        1,000,000        1,023,860
    Series B, 7.20%, 7/01/16 .....................................................................        2,000,000        2,229,860
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 ...........................................................          135,000          135,772
    Series B, GNMA Secured, 6.40%, 12/01/24 ......................................................        2,105,000        2,152,594
    SFMR, Homeowner Loan, Series B-1, 5.65%, 3/01/30 .............................................        8,000,000        7,718,560
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ................................        1,655,000        1,676,515
    SFMR, Series A, GNMA Secured, 7.625%, 2/01/22 ................................................          220,000          225,419
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 .................................................        1,700,000        1,747,566
    SFMR, Series B, GNMA Secured, 7.625%, 6/01/21 ................................................          190,000          192,829
    SFMR, Series B, GNMA Secured, 7.75%, 6/01/22 .................................................        1,055,000        1,086,724
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 .................................................        1,635,000        1,682,137
    SFMR, Series B-2, GNMA/FNMA Insured, 5.50%, 3/01/25 ..........................................        1,995,000        1,913,265
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 .................................................        1,215,000        1,260,490
    SFMR, Series D-2, GNMA/FNMA Insured, 5.40%, 9/01/28 ..........................................        2,350,000        2,209,423
 Missouri State Health and Educational Facilities Authority Educational Facilities
 Revenue, Washington University, 5.00%, 11/15/37 .................................................       11,150,000        9,692,807
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    BJC Health System, MBIA Insured, 5.00%, 5/15/38 ..............................................        5,000,000        4,392,300
    Children's Mercy Hospital, 5.30%, 5/15/28 ....................................................       12,420,000       11,235,380
    Freeman Health Systems Project, 5.25%, 2/15/28 ...............................................        2,750,000        2,409,303
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 .......................................        5,000,000        5,236,150
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 .......................................          700,000          739,459
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 .......................................        1,990,000        2,113,917
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 .......................................        1,100,000        1,145,760
    Heartland Health, Refunding and Improvement, 8.125%, 10/01/10 ................................          865,000          888,563
    Heartland Health System Project, AMBAC Insured, 6.35%, 11/15/17 ..............................        2,745,000        2,892,434
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ..................................        4,000,000        4,187,360
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ..................................        3,250,000        3,385,720
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ..........................................          410,000          421,070
    Lake of the Ozarks General Hospital, FSA Insured, 5.125%, 2/15/24 ............................        2,500,000        2,280,875
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ............................          840,000          921,682
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ............................          670,000          746,347
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ...............................          330,000          342,349
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 .........................................        2,600,000        2,508,610
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 ..........................................        4,000,000        4,081,800
    Park Lane Medical Center, Series A, MBIA Insured, 4.70%, 1/01/04 .............................        1,900,000        1,907,258
    Park Lane Medical Center, Series A, MBIA Insured, 5.60%, 1/01/15 .............................       10,300,000       10,061,143
    SSM Health Care, Refunding, Series AA, MBIA Insured, 6.25%, 6/01/16 ..........................          795,000          837,358
 Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
  Refunding, Series A, MBIA Insured, 5.00%, 6/01/18 ..............................................        7,310,000        6,732,583
 Missouri State Western College Revenue, Student Housing, Pre-Refunded, 8.00%, 10/01/16 ..........        5,000,000        5,468,900
 Moberly Water and Sewer Revenue, Refunding and Improvement, FGIC Insured,
  Pre-Refunded, 7.50%, 8/01/15 ...................................................................        1,000,000        1,053,780
 North Kansas City Hospital Revenue, AMBAC Insured, 5.00%, 11/15/28 ..............................        4,300,000        3,834,783
 Northeast State University Recreational Facility Revenue, Campus Recreational
  Center Project, AMBAC Insured, 5.80%, 6/01/15 ..................................................        1,000,000        1,020,420
 Northwest Educational Facilities Authority Leasehold Revenue, Jefferson County, FSA Insured,
    5.70%, 3/01/15 ...............................................................................        3,775,000        3,805,049
    Pre-Refunded, 5.70%, 3/01/15 .................................................................        1,425,000        1,498,929
 O Fallon Public Facilities Authority Leasehold Revenue, Series A,
  AMBAC Insured, 5.40%, 2/01/17 ..................................................................        1,575,000        1,557,407
 Phelps County Hospital Revenue, Regional Medical Center, Refunding,
  Connie Lee Insured, 6.00%, 5/15/13 .............................................................        5,000,000        5,137,700
 Poplar Bluff Public Building Corp. Leasehold Revenue, Series A, MBIA Insured,
  Pre-Refunded, 5.50%, 9/01/12 ...................................................................        2,820,000        2,941,880
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
  Series A, FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ............................................           40,000           47,160
 Puerto Rico Commonwealth GO, 5.00%, 7/01/27 .....................................................        1,000,000          904,100


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                        PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                   AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .............................................................................       $    50,000       $    50,563
    7.75%, 7/01/08 .............................................................................           475,000           482,173
 Puerto Rico Electric Power Authority Revenue,
    Series DD, 5.00%, 7/01/28 ..................................................................         2,470,000         2,197,806
    Series X, 6.00%, 7/01/15 ...................................................................         2,375,000         2,461,711
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...........................           320,000           328,960
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%,
    10/15/23 ...................................................................................         1,265,000         1,314,689
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
  Facilities Financing Authority Industrial Revenue,
 Guaynabo Municipal Government, 5.625%, 7/01/22 ................................................         2,500,000         2,417,175
 Puerto Rico Port Authority Revenue, Special Facilities, American Airlines,
    Series A, 6.25%, 6/01/26 ...................................................................         2,500,000         2,574,300
 Puerto Rico Public Finance Corp. Commonwealth Appropriation, Series A, 5.00%, 6/01/26 .........         1,865,000         1,665,669
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Collateral, 6.00%, 8/20/39 .......         1,600,000         1,595,136
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 .........................................         1,000,000         1,042,420
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ............................................................................         3,000,000         2,762,130
    5.70%, 8/15/28 .............................................................................         5,250,000         4,736,498
    St. Charles County IDA, MFHR, Ashwood Apartments Project,
    Series A, FSA Insured, 5.60%, 4/01/30 ......................................................         1,000,000           959,050
 St. Charles County Public Water Supply District No. 2 COP, Refunding,
 Series A, MBIA Insured, 5.00%, 12/01/20 .......................................................         3,240,000         2,954,945
 St. Charles Public Facility Authority Leasehold Revenue, Refunding,
    AMBAC Insured, 5.80%, 2/01/10 ..............................................................         3,000,000         3,108,480
 St. Louis Airport Revenue, Lambert-St. Louis International Airport,
    FGIC Insured, Pre-Refunded, 6.125%, 7/01/15 ................................................         1,925,000         2,045,236
    Refunding and Improvement, FGIC Insured, 6.125%, 7/01/15 ...................................            75,000            78,620
    Series B, FGIC Insured, 5.25%, 7/01/27 .....................................................         2,555,000         2,371,807
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 .............................................................................         1,000,000         1,037,560
    6.65%, 3/01/20 .............................................................................         2,750,000         2,866,875
 St. Louis County IDA,
    Bethesda Living Centers, Series B, 5.85%, 8/15/28 ..........................................         1,500,000         1,382,610
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 ...............         1,000,000         1,032,510
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 ...............         1,000,000         1,023,480
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/19 ..........         3,000,000         2,755,770
    Health Facilities Revenue, Healthcare Nazareth Living, Refunding, 5.625%, 8/15/29 ..........         3,250,000         2,896,270
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ..........         1,895,000         1,992,801
    MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.125%, 9/20/23 .......         1,250,000         1,158,038
    MFHR, Lucas Hunt Village Project, Refunding, Series A, GNMA Secured, 5.20%, 9/20/31 ........         2,095,000         1,924,258
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ...........         1,250,000         1,271,738
    Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
     5.875%, 11/01/26 ..........................................................................         1,000,000         1,000,870
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ..............................            20,000            20,250
 St. Louis County Regional Convention and Sports Complex Authority Revenue,
    Convention and Sports Project, Refunding, Series B, 5.75%, 8/15/21 .........................         5,565,000         5,578,690
 St. Louis GO, Public Safety, FGIC Insured, 5.125%, 2/15/18 ....................................         1,715,000         1,627,655
 St. Louis Land Clearance RDA, Kiel Site Lease, Refunding,
 Series A, MBIA Insured, 5.125%, 7/01/21 .......................................................         1,625,000         1,518,628
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    City Justice Center Improvement, Series A, AMBAC Insured, 6.00%, 2/15/19 ...................         5,370,000         5,575,027
    Refunding, Series A, 6.00%, 7/15/13 ........................................................        10,000,000        10,287,400
 St. Louis Parking Facilities Revenue,
    Marquette Building Facilities, Series A, MBIA Insured, 5.25%, 12/15/23 .....................         1,000,000           948,680
    Pre-Refunded, 6.625%, 12/15/21 .............................................................           470,000           510,961
 St. Louis Regional Convention and Sports Complex Authority Revenue,
    Convention and Sports Facilities, Refunding, Series C, AMBAC Insured, 5.625%, 8/15/21 ......         4,725,000         4,726,323
    Series C, 7.75%, 8/15/01 ...................................................................           915,000           952,195
    Series C, 7.90%, 8/15/21 ...................................................................           555,000           594,588
    Series C, Pre-Refunded, 7.90%, 8/15/21 .....................................................         4,000,000         4,505,520
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 .............................................................................         3,000,000         2,700,180
    5.40%, 5/15/28 .............................................................................         1,500,000         1,319,895
 Taney County Reorganization School District No. R-V GO, Direct Deposit Program,
 5.80%, 3/01/17 ................................................................................         2,585,000         2,641,637


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                    PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                               AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 University of Missouri Health Facilities Revenue,
    Health System, Refunding, Series A, AMBAC Insured, 5.60%, 11/01/26 ...................         $  5,000,000         $  4,937,700
    Series A, AMBAC Insured, 5.125%, 11/01/28 ............................................            4,430,000            4,040,293
 University of Missouri Revenues, System Facilities, 5.80%, 11/01/27 .....................            4,000,000            4,050,640
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 ......................................................................            2,500,000            2,444,900
    5.50%, 10/01/22 ......................................................................            2,500,000            2,374,675
 Webb City School District No. R-VII Facilities Group Leasehold Revenue,
 Refunding and Improvement, FSA Insured, 5.625%, 8/01/16 .................................            1,115,000            1,120,954
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project,
    Refunding, 5.50%, 11/15/12 ...........................................................            1,000,000              927,220
    Refunding, 5.60%, 11/15/17 ...........................................................            1,700,000            1,517,947
    Refunding, 5.65%, 11/15/22 ...........................................................            1,500,000            1,320,510
    Series A, Pre-Refunded, 8.625%, 9/15/20 ..............................................            1,935,000            2,041,638
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $400,998,805) .........................................                               400,917,821
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS 1.0%
 Kansas City IDA, Hospital Revenue, Research Health Services System, MBIA
 Insured, Daily VRDN and Put,
    2.75%, 10/15/14 ......................................................................              100,000              100,000
    2.75%, 4/15/15 .......................................................................            1,000,000            1,000,000
    2.75%, 10/15/15 ......................................................................              900,000              900,000
 Puerto Rico Commonwealth Government Development Bank, Refunding,
 MBIA Insured, Weekly VRDN and Put, 2.85%, 12/01/15 ......................................            1,000,000            1,000,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 ..........................            1,200,000            1,200,000
                                                                                                                        ------------
 TOTAL SHORT TERM INVESTMENTS (COST $4,200,000) ..........................................                                 4,200,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $405,198,805) 99.0% .............................................                               405,117,821
 OTHER ASSETS, LESS LIABILITIES 1.0% .....................................................                                 4,034,613
                                                                                                                        ------------
 NET ASSETS 100.0% .......................................................................                              $409,152,434
                                                                                                                        ============

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates

                     See notes to financial statements.


FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                SIX MONTHS ENDED            YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 1999         -----------------------------
CLASS A                                           (UNAUDITED)***            1999                1998
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............    $  12.16             $  12.11           $  11.73
                                                     --------             --------           --------
Income from investment operations:
 Net investment income ..........................         .30                  .60                .62
 Net realized and unrealized gains (losses) .....        (.63)                 .06                .38
                                                     --------             --------           --------
Total from investment operations ................        (.33)                 .66               1.00
                                                     --------             --------           --------
Less distributions from net investment income ....      (.30)(3)              (.61)              (.62)
                                                     --------             --------           --------
Net asset value, end of period ...................   $  11.53             $  12.16           $  12.11
                                                     ========             ========           ========
Total return* ....................................      (2.73%)               5.54%              8.78%

RATIOS/SUPPLEMENTAL DATA


Net assets, end of period (000's) ................   $346,559             $349,419           $297,406
Ratios to average net assets:
 Expenses ........................................        .68%**               .70%               .70%
 Net investment income ...........................       5.00%**              4.95               5.24%
Portfolio turnover rate ..........................       4.56%                5.44%              9.95%


                                                                      YEAR ENDED FEBRUARY 28,
                                                         ------------------------------------------------
CLASS A                                                    1997                 1996(1)            1995
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........         $  11.75             $  11.37           $  11.92
                                                         --------             --------           --------
Income from investment operations:
 Net investment income .........................              .64                  .64                .65
 Net realized and unrealized gains (losses) ....             (.03)                 .39               (.55)
                                                         --------             --------           --------
Total from investment operations ...............              .61                 1.03                .10
                                                         --------             --------           --------
Less distributions from net investment income ..             (.63)              (.65)(2)             (.65)
                                                         --------             --------           --------
Net asset value, end of period .................         $  11.73             $  11.75           $  11.37
                                                         ========             ========           ========
Total return* ..................................             5.38%                9.28%              1.06%

RATIOS/SUPPLEMENTAL DATA


Net assets, end of period (000's) ..............         $260,979             $247,031           $216,263
Ratios to average net assets:
 Expenses ......................................              .70%                 .71%               .70%
 Net investment income .........................             5.47%                5.52%              5.75%
Portfolio turnover rate ........................             9.98%               25.19%             25.05%

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............    $    12.24        $    12.18      $    11.79      $    11.80     $    11.41
                                                      ----------        ----------      ----------      ----------     ----------
Income from investment operations:
 Net investment income ...........................           .27               .54             .56             .57            .49
 Net realized and unrealized gains (losses) ......          (.64)              .06             .39            (.02)           .38
                                                      ----------        ----------      ----------      ----------     ----------
Total from investment operations .................          (.37)              .60             .95             .55            .87
                                                      ----------        ----------      ----------      ----------     ----------
Less distributions from net investment income ....          (.27)(3)          (.54)           (.56)           (.56)          (.48)
                                                      ----------        ----------      ----------      ----------     ----------
Net asset value, end of period ...................    $    11.60        $    12.24      $    12.18      $    11.79     $    11.80
                                                      ==========        ==========      ==========      ==========     ==========
Total return* ....................................         (3.08%)            5.02%           8.22%           4.83%          7.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $   42,286        $   38,171      $   20,043      $    9,607     $    2,430
Ratios to average net assets:
 Expenses ........................................          1.24%**           1.25            1.26%           1.26%          1.28%**
 Net investment income ...........................          4.44%**           4.40            4.69%           4.85%          4.90%**
Portfolio turnover rate ..........................          4.56%             5.44%           9.95%           9.98%         25.19%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.002.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                  PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                       AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.6%
Appalachian State University Revenue, Utility Systems,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ..................................................  $1,075,000   $  1,165,451
    Refunding, MBIA Insured, 5.00%, 5/15/24 .....................................................   4,410,000      3,970,852
    Refunding, MBIA Insured, 5.00%, 5/15/18 .....................................................   1,000,000        923,290
 Asheville COP, Series A, MBIA Insured, 5.125%, 6/01/18 .........................................   1,000,000        937,490
 Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...................................   4,000,000      4,038,720
 Buncombe County Metropolitan Sewage District System Revenue,
    FSA Insured, 5.00%, 7/01/29 .................................................................   5,000,000      4,448,150
    Series B, Pre-Refunded, 6.75%, 7/01/16 ......................................................      10,000         10,580
 Cabarrus County Development Corp. Installment Payment Revenue,
    AMBAC Insured, 5.30%, 6/01/19 ...............................................................   1,250,000      1,205,425
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ............   5,115,000      4,778,280
 Charlotte COP, Convention Facility Project, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/11 .......   2,250,000      2,428,425
 Charlotte GO,
    Public Improvements, Series A, 5.00%, 2/01/22 ...............................................   2,190,000      2,031,203
    Water and Sewer, 5.00%, 2/01/21 .............................................................   4,260,000      3,963,334
(b)Charlotte Water and Sewer Systems Revenue, 5.25%, 6/01/24 ....................................   4,000,000      3,792,880
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ..............................................................................   3,465,000      3,540,364
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ......................................   8,000,000      7,225,600
    Pre-Refunded, 5.90%, 1/15/16 ................................................................   1,000,000      1,077,310
    Refunding, Series 1992, 6.25%, 1/01/20 ......................................................   2,620,000      2,723,097
    Refunding, Series 1992, Pre-Refunded, 6.25%, 1/01/20 ........................................   1,000,000      1,060,340
 Coastal Solid Waste Disposal System Authority Revenue,
   Regional Solid Waste Management, Refunding, 6.50%, 6/01/08 ...................................   3,100,000      3,328,005
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue,
   International Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ........................   1,450,000      1,426,597
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ..............................................................................   1,475,000      1,502,229
    6.125%, 6/01/21 .............................................................................   2,180,000      2,261,096
 Concord Utilities Systems Revenue, Series A, MBIA Insured, 5.00%, 12/01/22 .....................   1,000,000        906,780
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 ...................................................   3,000,000      2,749,680
    Refunding, AMBAC Insured, 5.00%, 12/01/24 ...................................................   2,760,000      2,482,427
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ......................................   3,500,000      3,866,170
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ......................................   3,765,000      4,158,894
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    MBIA Insured, Pre-Refunded, 6.00%, 10/01/21 .................................................   2,500,000      2,592,575
    Refunding, 5.25%, 10/01/29 ..................................................................   5,500,000      4,907,430
 Davidson County COP, MBIA Insured, 5.00%, 6/01/18 ..............................................     600,000        550,662
 Davie County GO, North Carolina Water, Unlimited Tax, Pre-Refunded, 7.10%,
    4/01/10 .....................................................................................     350,000        363,640
    4/01/11 .....................................................................................     250,000        259,743
 Duplin County COP, Social Service Administrative Building,
   Solid Waste Project, FGIC Insured, 6.75%, 9/01/12 ............................................   2,000,000      2,115,620
 Durham COP, Series 1991, 6.875%, 4/01/09 .......................................................   1,650,000      1,735,058
 Durham County COP,
    Hospital and Office Facilities Project, Pre-Refunded, 6.00%, 5/01/14 ........................   3,000,000      3,211,770
    Hospital and Office Facilities Project, Pre-Refunded, 6.00%, 5/01/17 ........................   3,200,000      3,425,888
    Jail Facilities and Computer Equipment Project, Pre-Refunded, 6.625%, 5/01/14 ...............   3,000,000      3,175,320
 East Carolina University Revenue, Student Fee,
   Student Health Center, MBIA Insured, 5.25%, 5/01/19 ..........................................   1,160,000      1,122,625
 Fayetteville Public Works Commission Revenue,
    FSA Insured, 5.125%, 3/01/17 ................................................................   2,500,000      2,365,950
    FSA Insured, 5.125%, 3/01/24 ................................................................   2,000,000      1,841,740
    Series A, FSA Insured, 6.00%, 3/01/16 .......................................................   2,000,000      2,077,160
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 .............................................   1,500,000      1,345,980
 Gaston COP, Police Station Project, FGIC Insured, 5.70%, 8/01/15 ...............................   1,500,000      1,535,370
 Gaston County COP, Public Facilities Project, MBIA Insured, 5.25%, 12/01/16 ....................   1,000,000        977,730
 Gaston County Industrial Facilities and PCFA Revenue, Duke Power Co. Project, 7.70%, 10/01/12 ..     750,000        774,413
 Gastonia Combined Utilities System Revenue, MBIA Insured, Pre-Refunded, 6.10%, 5/01/19 .........   2,200,000      2,384,052
 Greensboro COP, Coliseum Arena Expansion Project, 6.75%, 12/01/09 ..............................   1,610,000      1,698,131



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                          AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .............   $ 1,320,000     $ 1,358,095
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 ..........................     1,000,000       1,077,630
Halifax County Industrial Facilities and PCFA Revenue,
   Champion International Corporate Project, 5.45%, 11/01/33 ....................................     4,000,000       3,519,760
Halifax County Insured Facility PCR, Solid Waste Disposal,
   Champion International Corp., 8.15%, 11/01/19 ................................................       400,000         410,056
Haywood County Industrial Facilities and PCFA,
    Environmental Improvement Revenue, Champion International Project, 6.25%, 9/01/25 ...........     2,000,000       2,017,500
    Solid Waste Disposal Revenue, Champion International, 8.10%, 11/01/09 .......................       195,000         199,895
    Solid Waste Disposal Revenue, Champion International, Pre-Refunded, 8.10%, 11/01/09 .........         5,000           5,134
Highpoint Special Obligation Sales Tax Revenue, Solid Waste Management Project, 7.15%, 7/01/01 ..       800,000         806,400
Johnston County Finance Corp. Installment Payment Revenue,
   School and Museum Project, FSA Insured, 5.25%, 8/01/21 .......................................     1,000,000         953,660
Kinston Enterprise System Revenue, Combined Enterprise System, FSA Insured, 5.70%, 4/01/21 ......     1,700,000       1,714,824
Kinston Housing Authority Mortgage Revenue,
   Kinston Towers Project, Refunding, 6.75%, 12/01/18 ...........................................     3,155,000       3,234,317
Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 .....................     3,000,000       3,122,340
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ......................................     2,000,000       1,891,460
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ......................................     4,000,000       4,020,080
Mooresville Grade School District COP, AMBAC Insured, 6.35%, 10/01/14 ...........................     1,000,000       1,055,790
New Hanover County Hospital Revenue,
   New Hanover Regional Medical Center Project, MBIA Insured, 5.00%, 10/01/28 ...................     4,000,000       3,562,960
New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ............     1,000,000       1,047,820
North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, MBIA Insured, 5.375%, 1/01/24 ....................................................     9,300,000       8,963,247
    Refunding, Series A, 6.50%, 1/01/17 .........................................................     9,000,000       9,096,750
    Refunding, Series A, 6.50%, 1/01/18 .........................................................     3,000,000       3,080,820
    Refunding, Series A, 5.75%, 1/01/26 .........................................................    10,000,000       9,176,700
    Refunding, Series B, 6.00%, 1/01/14 .........................................................     3,000,000       2,954,430
    Refunding, Series B, 5.75%, 1/01/24 .........................................................     2,000,000       1,842,840
    Series B, MBIA Insured, 5.875%, 1/01/21 .....................................................     5,000,000       5,094,750
North Carolina Educational Facilities Finance Agency Revenue,
   High Point College Project, 7.10%,
    12/01/07 ....................................................................................       190,000         194,820
    12/01/08 ....................................................................................       205,000         210,174
    12/01/09 ....................................................................................       220,000         225,502
North Carolina HFA,
    Home Ownership, Series 2-B, 5.10%, 7/01/17 ..................................................     1,450,000       1,381,357
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ...........................     2,500,000       2,565,625
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ......................................     3,000,000       3,022,140
    MF, Refunding, Series J, 5.45%, 7/01/17 .....................................................     2,175,000       2,121,560
    MFR, Refunding, Series B, 6.90%, 7/01/24 ....................................................     2,925,000       3,101,729
    Refunding, Series F, 6.70%, 1/01/27 .........................................................     4,855,000       5,160,574
    SF, Refunding, Series DD, 6.20%, 9/01/27 ....................................................     2,920,000       2,965,377
    SF, Series JJ, 6.45%, 9/01/27 ...............................................................     4,640,000       4,752,566
    SFMR, Series J, 7.40%, 3/01/22 ..............................................................       135,000         138,349
    SFMR, Series M, 7.85%, 9/01/28 ..............................................................       155,000         158,943
    SFR, Refunding, Series S, 6.95%, 3/01/17 ....................................................     2,360,000       2,466,460
    SFR, Series AA, 6.25%, 3/01/17 ..............................................................       915,000         943,100
    SFR, Series RR, 5.85%, 9/01/28 ..............................................................     3,000,000       3,010,830
    SFR, Series X, 6.65%, 9/01/19 ...............................................................     2,020,000       2,098,538
North Carolina Medical Care Commission Health Care Facilities Revenue,
    Duke University Health Systems Project,Series B, 5.00%, 6/01/28 .............................     5,000,000       4,380,200
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ...................     1,500,000       1,375,500
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ...................     5,500,000       4,948,735
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 .......................       630,000         607,723
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 .......................     1,220,000       1,156,536
    Stanley Memorial Hospital Project, Pre-Refunded, 7.80%, 10/01/19 ............................     1,250,000       1,278,988
North Carolina Medical Care Commission Health System Revenue,
   Catholic Health East Project, Series C, AMBAC Insured, 5.00%,
    11/15/18 ....................................................................................     2,500,000       2,291,675
    11/15/28 ....................................................................................     4,850,000       4,319,071



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                        PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
North Carolina Medical Care Commission Hospital Revenue,
   Annie Pen Memorial Hospital Project, Pre-Refunded, 7.50%, 8/15/21 ...............   $ 4,700,000     $ 5,122,671
   Annie Penn Memorial Hospital Project, Refunding, 5.25%, 1/01/12 .................     1,940,000       1,811,126
   Annie Penn Memorial Hospital Project, Refunding, 5.375%, 1/01/22 ................     1,920,000       1,733,990
   Duke University Hospital Project, Series C, 5.25%, 6/01/26 ......................     1,500,000       1,371,375
   Halifax Memorial Hospital Project, Pre-Refunded, 6.75%, 8/15/24 .................     3,500,000       3,794,805
   Halifax Regional Medical Center Project, 5.00%, 8/15/18 .........................     1,500,000       1,303,920
   Halifax Regional Medical Center Project, 5.00%, 8/15/24 .........................     2,800,000       2,357,404
   High Point Regional Health System, AMBAC Insured, 5.00%, 10/01/29 ...............     5,000,000       4,446,600
   Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ......     5,000,000       4,560,850
   North Carolina Baptist Hospitals Project, Refunding, Series A, 6.00%, 6/01/22 ...     4,830,000       4,905,010
   Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ...........................     2,780,000       2,567,219
   Roanoke-Chowan Hospital Project, Pre-Refunded, 7.75%, 10/01/19 ..................     3,000,000       3,069,210
   Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ........     1,090,000       1,040,056
   Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .............    10,500,000      10,073,385
   Wayne Memorial Hospital Project, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/21 ...     1,000,000       1,055,410
   Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ....     5,000,000       5,017,400
   Wyne Memorial Hospital Project, Refunding, AMBAC Insured, 5.00%, 10/01/21 .......     2,205,000       2,004,676
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
   Refunding, 6.25%, 1/01/17 .......................................................     6,820,000       6,889,905
   Series A, MBIA Insured, 5.125%, 1/01/17 .........................................     1,000,000         941,330
   Series A, MBIA Insured, 5.00%, 1/01/20 ..........................................     2,000,000       1,828,100
North Carolina State Education Assistance Authority Revenue,
  Guaranteed, Student Loan, sub. lien,
   Series A, 6.05%, 7/01/10 ........................................................     3,310,000       3,363,225
   Series A, 6.30%, 7/01/15 ........................................................     1,500,000       1,523,880
   Series C, 6.35%, 7/01/16 ........................................................     4,500,000       4,550,985
Northampton County Insured Facility PCR,
  Solid Waste Disposal, Champion International Corp., 8.05%, 11/01/04 ..............       400,000         410,008
Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 .....     2,000,000       2,103,780
Pender County COP, Pre-Refunded, 7.70%, 6/01/11 ....................................     1,195,000       1,288,449
Person County COP, Law Enforcement Center Project,
  Series 1991, MBIA Insured, 7.125%, 6/01/11 .......................................     2,165,000       2,290,916
Pitt County COP,
   FGIC Insured, 6.00%, 4/01/12 ....................................................       750,000         786,128
   MBIA Insured, 5.85%, 4/01/17 ....................................................     5,055,000       5,173,793
Puerto Rico Commonwealth GO,
   Pre-Refunded, 6.45%, 7/01/17 ....................................................     8,050,000       8,865,385
   Series 1990, Pre-Refunded, 7.25%, 7/01/10 .......................................       500,000         524,555
Puerto Rico Commonwealth Highway and
  Transportation Authority Revenue, Refunding, Series R, 7.15%, 7/01/00 ............     1,250,000       1,283,613
Puerto Rico Commonwealth Infrastructure
  Financing Authority Special Tax Revenue, Series A,
   7.75%, 7/01/08 ..................................................................       100,000         101,510
   7.50%, 7/01/09 ..................................................................        25,000          25,318
Puerto Rico Electric Power Authority Revenue,
   Series P, Pre-Refunded, 7.00%, 7/01/21 ..........................................     1,000,000       1,070,530
   Series T, Pre-Refunded, 6.375%, 7/01/24 .........................................     1,000,000       1,097,520
   Series X, Pre-Refunded, 6.125%, 7/01/21 .........................................     5,000,000       5,456,900
Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................       365,000         375,220
Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ....     2,205,000       2,291,612
Puerto Rico Telephone Authority Revenue, Refunding, Series L,
   6.00%, 1/01/12 ..................................................................     1,885,000       1,950,579
   6.125%, 1/01/22 .................................................................     1,490,000       1,565,722
Raeford HDC Revenue, First Lien, Yadkin Trail, Refunding, Series A, 6.00%, 7/15/22 .     1,415,000       1,433,324
Robeson County Industrial Facilities and PCFA Revenue,
  Campbell Soup Co. Project, Refunding, 6.40%, 12/01/06 ............................     1,750,000       1,927,345
Rutherford County COP, Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 .....     1,850,000       1,963,590
Scotland County COP, Jail/Courthouse Project, FSA Insured, 6.75%, 3/01/11 ..........     1,000,000       1,047,610
Stokes County COP, MBIA Insured, 7.00%, 3/01/06 ....................................     1,000,000       1,051,770
University of North Carolina at Chapel Hill Revenue,
  Parking System, Series A, 5.70%, 5/15/27 .........................................     3,000,000       2,991,420
University of North Carolina at Charlotte Revenue,
  Student Activity Center, MBIA Insured, 5.50%,
   6/01/16 .........................................................................     1,000,000       1,001,160
   6/01/21 .........................................................................     3,500,000       3,447,324


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                      PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                           AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
University of North Carolina at Greensboro Revenue, Student Facilities System,
    Series B, MBIA Insured, 5.45%, 4/01/23 .........................................  $ 1,000,000      $    981,730
    Series C, AMBAC Insured, 5.30%, 4/01/23 ........................................    3,785,000         3,641,963
University of North Carolina at Wilmington Revenue,
   Student Union System, AMBAC Insured, Pre-Refunded, 6.90%, 1/01/07 ...............      250,000           257,477
Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ................................................................    2,000,000         1,915,640
    5.625%, 10/01/25 ...............................................................    1,575,000         1,511,558
Wake County Industrial Facilities and PCFA Revenue,
   Carolina Power and Light Co., 6.90%, 4/01/09 ....................................   10,000,000        10,329,200
Wilmington COP,
    AMBAC Insured, 5.20%, 11/01/17 .................................................    1,500,000         1,435,334
    Series A, MBIA Insured, 5.30%, 6/01/19 .........................................    2,225,000         2,145,656
Winston-Salem SFMR, 8.00%, 9/01/07 .................................................      250,000           258,392
Winston-Salem Water and Sewer System Revenue, Series B, 5.70%, 6/01/17 .............    2,250,000         2,282,107
                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $387,415,036) ....................................                    387,163,526
                                                                                                       ------------
(a)SHORT TERM INVESTMENTS .1%
Puerto Rico Commonwealth Government Development Bank,
   Refunding, MBIA Insured, Weekly VRDN and Put, 2.85%, 12/01/15 ...................      100,000           100,000
Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
   Series A, AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 ....................      100,000           100,000
                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $200,000) .......................................                        200,000
                                                                                                       ------------
TOTAL INVESTMENTS (COST $387,615,036) 99.7% ........................................                    387,363,526
OTHER ASSETS, LESS LIABILITIES .3% .................................................                      1,481,220
                                                                                                       ------------
NET ASSETS 100.0% ..................................................................                   $388,844,746
                                                                                                       ============

See glossary of terms on page 96

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

Franklin Texas Tax-Free Income Fund

                                                SIX MONTHS ENDED
                                                 AUGUST 31, 1999           YEAR ENDED FEBRUARY 28,
CLASS A                                           (UNAUDITED)***           1999               1998
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period .............   $ 11.42              $ 11.68            $ 11.37
                                                    --------             --------           --------
Income from investment operations:
 Net investment income ...........................       .29                  .60                .62
 Net realized and unrealized gains (losses) ......      (.54)                (.05)               .36
                                                    --------             --------           --------
Total from investment operations .................      (.25)                 .55                .98
                                                    --------             --------           --------
Less distributions from:
 Net investment income ...........................      (.30)(4)             (.60)(3)           (.63)
 In excess of net investment income                       --                   --               (.01)
 Net realized gains ..............................      (.04)                (.21)              (.03)
                                                    --------             --------           --------
Total distributions ..............................      (.34)                (.81)              (.67)
                                                    --------             --------           --------
Net asset value, end of period ...................   $ 10.83              $ 11.42            $ 11.68
                                                    --------             --------           --------
Total return* ....................................     (2.28%)               4.86%              8.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................  $117,632             $127,739           $130,578
Ratios to average net assets:
 Expenses ........................................       .79%**               .77%               .76%
 Net investment income ...........................      5.17%**              5.17%              5.44%
Portfolio turnover rate ..........................     13.64%               25.26%             34.52%

                                                                    YEAR ENDED FEBRUARY 28,
CLASS A                                                  1997                1996(1)            1995
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ...........        $ 11.58              $ 11.25            $ 11.72
                                                       --------             --------           --------
Income from investment operations:
 Net investment income .........................            .66                  .67                .68
 Net realized and unrealized gains (losses) ....             --                  .34               (.49)
                                                       --------             --------           --------
Total from investment operations ...............            .66                 1.01                .19
                                                       --------             --------           --------
Less distributions from:
 Net investment income .........................           (.67)                (.68)              (.66)
 In excess of net investment income.............             --                   --                 --
 Net realized gains ............................           (.20)                  --                 --
                                                       --------             --------           --------
Total distributions ............................           (.87)                (.68)              (.66)
                                                       --------             --------           --------
Net asset value, end of period .................        $ 11.37              $ 11.58            $ 11.25
                                                       --------             --------           --------
Total return* ..................................           5.91%                9.15%              1.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............       $126,612             $129,702           $130,684
Ratios to average net assets:
 Expenses ......................................            .75%                 .76%               .73%
 Net investment income .........................           5.70%                5.86%              6.05%
Portfolio turnover rate ........................          35.57%               18.38%              6.36%

CLASS C
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................  $   11.57         $   11.81       $   11.49       $   11.68     $   11.27
                                                       ---------         ---------       ---------       ---------     ---------
Income from investment operations:
 Net investment income ..............................        .26               .53             .58             .60           .51
 Net realized and unrealized gains (losses) .........       (.56)             (.03)            .35             .02           .40
                                                       ---------         ---------       ---------       ---------     ---------
Total from investment operations ....................       (.30)              .50             .93             .62           .91
                                                       ---------         ---------       ---------       ---------     ---------
Less distributions from:
 Net investment income ..............................       (.26)(4)          (.53)(3)        (.58)(2)        (.61)         (.50)
 Net realized gains .................................       (.04)             (.21)           (.03)           (.20)         --
                                                       ---------         ---------       ---------       ---------     ---------
Total distributions .................................       (.30)             (.74)           (.61)           (.81)         (.50)
                                                       ---------         ---------       ---------       ---------     ---------
Net asset value, end of period ......................  $   10.97         $   11.57       $   11.81       $   11.49     $   11.68
                                                       ---------         ---------       ---------       ---------     ---------
Total return* .......................................      (2.63%)            4.40%           8.31%           5.48%         8.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................  $   4,911         $   5,229       $   2,076       $     740     $      79
Ratios to average net assets:
 Expenses ...........................................       1.35%**           1.33%           1.33%           1.32%         1.33%**
 Net investment income ..............................       4.61%**           4.61%           4.79%           5.03%         5.23%**
Portfolio turnover rate .............................      13.64%            25.26%          34.52%          35.57%        18.38%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.0005 and $.0003 for Class A and Class C, respectively.

(4) Includes distributions in excess of net investment income in the amount of $.006 and $.005 for Class A and Class C, respectively.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                               AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 104.7%
Aldine ISD, Series A, 5.00%, 2/15/22 .........................................................  $1,500,000  $1,350,375
 Alliance Airport Authority Special Facilities Revenue,
   American Airlines Inc. Project, 7.00%, 12/01/11 ...........................................   2,250,000   2,492,438
(b)Austin Hotel Occupancy Tax Revenue, sub. lien, Refunding, AMBAC Insured, 5.80%, 11/15/29 ..   2,500,000   2,503,575
 Austin Utility System Revenue,
    Refunding, MBIA Insured, 5.50%, 5/15/14 ..................................................   1,325,000   1,326,166
    Series A, AMBAC Insured, 6.75%, 11/15/07 .................................................     800,000     850,528
    Series A, Pre-Refunded, 8.00%, 11/15/16 ..................................................      50,000      53,192
 Bexar County Health Facilities Development Corp. Revenue,
   Incarnate Word Health Services, Refunding, FSA Insured, ETM,  6.00%, 11/15/15 .............   3,000,000   3,257,460
 Bexar County HFC Revenue, GNMA Secured, 8.10%, 3/01/24 ......................................      95,000      98,919
 Bexar Metropolitan Water District Waterworks Systems Revenue,
   Refunding, MBIA Insured, 6.35%, 5/01/25 ...................................................   1,890,000   2,004,912
 Brazos Higher Education Authority Revenue, Student Loan Inc.,
   Refunding, Series A-2, 6.80%, 12/01/04 ....................................................     825,000     859,106
 Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized,
    Refunding, Series C, 5.55%, 6/01/30 ......................................................   3,000,000   2,665,980
    Series A, 7.875%, 3/01/21 ................................................................     500,000     528,700
(b)Brownsville Combined Tax and Revenue, Certificates of Obligation,
   Series A, FGIC Insured, 5.60%, 2/15/19 ....................................................   1,000,000     992,940
 Cameron County HFC, Collateralized Mortgage Obligation,
   Refunding, Series B, FGIC Insured, 7.85%, 3/01/24 .........................................      70,000      72,873
 Castleberry ISD, Refunding, 6.00%, 8/15/25 ..................................................   2,000,000   2,122,160
 Cimarron MUD, Waterworks and Sewer System Combined Tax and Revenue,
   Asset Guaranteed, Pre-Refunded, 7.50%, 3/01/15 ............................................   2,275,000   2,305,758
 Comal County Health Facilities Development Corp. Revenue,
   McKenna Memorial Hospital, Refunding, FHA Insured, 7.375%, 1/15/21 ........................   1,715,000   1,785,932
 Corpus Christi HFC, SFMR, Refunding, Series A, MBIA Insured, 7.70%, 7/01/11 .................     745,000     781,147
 Dallas Civic Center Convention Complex Revenue, senior lien,
   AMBAC Insured, Pre-Refunded, 7.00%, 1/01/10 ...............................................   2,000,000   2,074,840
 Dallas HFC, SFMR, GNMA Secured, 7.85%, 12/01/10 .............................................     100,000     103,699
 Dallas Housing Corp. Capital Projects Revenue,
   Section 8, Assisted Projects, Refunding, 7.70%, 8/01/05 ...................................     500,000     514,520
 Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue,
    American Airlines Inc., 8.00%, 11/01/24 ..................................................   1,000,000   1,054,430
    American Airlines Inc., Refunding, 6.00%, 11/01/14 .......................................   2,000,000   2,035,920
    Delta Airlines Inc., 7.625%, 11/01/21 ....................................................   2,000,000   2,125,900
 Dallas-Fort Worth Regional Airport Revenue,
   Joint Dallas-Fort Worth International, Refunding, MBIA Insured, 5.75%, 11/01/24 ...........   1,000,000   1,011,120
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .......................   4,245,000   3,786,328
 Denison Hospital Authority Revenue, Texoma Medical Center Inc. Project, 7.00%, 8/15/14 ......   1,250,000   1,325,875
 Denton County GO, Permanent Improvement, Refunding, 5.125%, 7/15/26 .........................   2,000,000   1,845,260
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 .....................................     360,000     381,362
 Fort Worth HFC,
    HMR, Refunding, Series A, 8.50%, 10/01/11 ................................................     665,000     702,805
    SFMR, GNMA Secured, 8.25%, 12/01/11 ......................................................      20,000      20,341
 Gulf Coast Waste Disposal Authority Revenue,
    Champion International Corp., Series A, 6.875%, 12/01/28 .................................   1,000,000   1,061,720
    Valero Energy Corp. Project, 5.70%, 4/01/32 ..............................................   3,000,000   2,713,830
 Harris County Health Facilities Development Corp. Revenue,
    Christus Health, Refunding, Series A, MBIA Insured, 5.375%, 7/01/29 ......................   1,365,000   1,277,544
    Hermann Hospital Project, FSA Insured, Pre-Refunded, 7.00%, 10/01/14 .....................     750,000     806,340
 Harrison County Health Facilities Development Corp.
   Hospital Revenue, Marshall Regional Medical Center Project, 5.50%, 1/01/18 ................   1,750,000   1,692,985
 Houston Higher Education Finance Corp.
   Higher Education Revenue, Rice University Project, Series A, 5.375%, 11/15/29 .............   2,500,000   2,376,450
 Leon County PCR, Nucor Corp. Project, Refunding, Series A, 7.375%, 8/01/09 ..................   2,000,000   2,118,440
 Lower Colorado River Authority Revenue,
    Refunding, Series B, AMBAC Insured, 7.00%, 1/01/11 .......................................      55,000      57,727
    Series B, AMBAC Insured, Pre-Refunded, 7.00%, 1/01/11 ....................................     150,000     158,457
 Lower Neches Valley Authority IDC Revenue,
   Mobil Oil Refunding Corp., Refunding, 5.55%, 3/01/33 ......................................   1,500,000   1,409,175
 Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
    Collateralized, 7.50%, 12/15/14 ..........................................................   1,200,000   1,245,120
    Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ........................................   1,500,000   1,544,610
 Mesquite Health Facilities Development Corp. Revenue,
   Retirement Facility, Christian Care Centers Inc., Refunding, Series A, 6.40%,
    2/15/16 ..................................................................................   1,000,000   1,024,180
    2/15/20 ..................................................................................   2,000,000   2,043,040
 Montgomery County Texas GO, Library,
    FGIC Insured, Pre-Refunded, 6.75%, 9/01/10 ...............................................     280,000     299,326
    FGIC Insured, Pre-Refunded, 6.75%, 9/01/11 ...............................................     295,000     315,361
    Refunding, FGIC Insured, 6.75%, 9/01/10 ..................................................     495,000     523,888
    Refunding, FGIC Insured, 6.75%, 9/01/11 ..................................................     530,000     560,019



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
FRANKLIN TEXAS TAX-FREE INCOME FUND                                                               AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
    Refunding, 6.30%, 2/15/15 ................................................................  $1,530,000    $1,555,964
    Refunding, 6.375%, 2/15/20 ...............................................................   2,785,000     2,849,612
    Series A, 5.375%, 2/15/14 ................................................................     500,000       472,375
    Series A, 5.375%, 2/15/25 ................................................................   1,750,000     1,570,415
 Nueces River Authority Environmental Improvement Revenue,
   Asarco Inc. Project, Refunding, 5.60%, 1/01/27 ............................................   6,000,000     5,412,000
 Port Corpus Christi Nueces County General Revenue,
   Union Pacific, Refunding, 5.65%, 12/01/22 .................................................   2,000,000     1,905,440
 Red River Authority PCR, West Texas Utilities Co. Project,
   Public Service Co. of Oklahoma, Central Power and Light Co., Refunding,
   MBIA Insured, 6.00%, 6/01/20 ..............................................................   7,000,000     7,229,880
 Sabine River Authority PCR,
    Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .................   5,000,000     5,216,600
    Texas Utilities Electric Co. Project, Collateralized,
    Refunding, FGIC Insured, 6.55%, 10/01/22 .................................................   1,200,000     1,267,368
 Tarrant County Health Facilities Development Corp.
   Health Systems Revenue, Harris Methodist Health, FGIC Insured, ETM,  6.00%, 9/01/24 .......   4,000,000     4,134,440
 Tarrant County Health Facilities Development Corp. Revenue,
   Bethesda Living Centers, Series C, 5.75%, 8/15/18 .........................................   1,570,000     1,466,961
    8/15/28 ..................................................................................   3,900,000     3,543,969
 Texas City IDC, Marine Terminal Revenue,
   ARCO Pipe Line Co. Project, Refunding, 7.375%, 10/01/20 ...................................     500,000       604,750
 Texas Housing Agency Residential Development
   Mortgage Revenue, Series A, 7.60%, 7/01/16 ................................................   1,410,000     1,449,085
 Texas State Department of Housing and Community Affairs
   HMR, Refunding, Series A, GNMA Secured, 6.95%, 7/01/23 ....................................   1,515,000     1,589,947
 Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 ..............   1,000,000     1,016,680
 Texas State Higher Education Coordinating Board College
   Student Loan Revenue, senior lien, 7.70%, 10/01/25 ........................................     960,000       990,931
 Texas State Turnpike Authority Revenue, Mountain Creek Lake Bridge, 7.00%, 1/01/07 ..........      25,000        25,343
 Texas Water Development Board Revenue,
   State Revolving Fund, senior lien, Series A, 5.75%, 7/15/16 ...............................   3,275,000     3,321,047
 Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 ..............................   2,000,000     2,004,160
 Tyler Health Facilities Development Corp.
   Hospital Revenue, East Texas Medical Center Project,
   Series D, FSA Insured, 5.375%, 11/01/27 ...................................................   5,000,000     4,673,650
 University of Texas University Revenues, Financing System, Refunding,
    Series A, 7.00%, 8/15/07 .................................................................     665,000       705,179
 (b)Series A, 5.70%, 8/15/20 .................................................................   2,500,000     2,503,675
    Series B, 6.75%, 8/15/13 .................................................................   1,300,000     1,369,069
 (b)Series B, 5.70%, 8/15/20 .................................................................   2,500,000     2,503,675
 Van Alstyne ISD, GO, Refunding, 5.95%, 8/15/29 ..............................................   1,885,000     1,912,314
 Waco Health Facilities Development Corp. Hospital Revenue,
   Hillcrest Baptist Medical Center Project, MBIA Insured, 7.125%, 9/01/14 ...................     500,000       521,990
 West Side Calhoun County Navigation District Solid Waste Disposal Revenue,
   Union Carbide Chemical and Plastics Co. Project, 8.20%, 3/15/21 ...........................   1,000,000     1,058,770
 Wylie ISD, GO,
    Pre-Refunded, 7.00%, 8/15/24 .............................................................     660,000       766,009
    Refunding, 7.00%, 8/15/24 ................................................................     340,000       383,907
                                                                                                            ------------
 TOTAL LONG TERM INVESTMENTS (COST $127,194,863) .............................................               128,287,978
                                                                                                            ------------
 (a)SHORT TERM INVESTMENTS 1.1%
 Brazos River Harbor Naval District, Brazoria County Revenue, Dow Chemical Company Project,
   Refunding, Series A, Daily VRDN and Put,  2.90%, 8/01/22 ..................................     200,000       200,000
 Brazos River Harbor Navigation District Harbor Revenue,
   BASF Corp. Project, Daily VRDN and  Put, 3.00%, 4/01/31 ...................................     500,000       500,000
 Guadalupe Blanco River Authority PCR,
   Central Power and Light Co. Project, Refunding, Daily VRDN and Put, 2.75%, 11/01/15 .......     200,000       200,000
 Gulf Coast Waste Disposal Authority PCR,
   AMOCO Oil Co. Project, Refunding, Daily VRDN and Put, 2.70%, 10/01/17 .....................     400,000       400,000
 Puerto Rico Commonwealth Government Development Bank,
   Refunding, MBIA Insured, Weekly VRDN and Put, 2.85%, 12/01/15 .............................     100,000       100,000
                                                                                                            ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) ..............................................                 1,400,000
                                                                                                            ------------
 TOTAL INVESTMENTS (COST $128,594,863) 105.8% ................................................               129,687,978
 OTHER ASSETS, LESS LIABILITIES (5.8%) .......................................................                (7,145,895)
                                                                                                            ------------
 NET ASSETS 100.0% ...........................................................................              $122,542,083
                                                                                                            ============

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                SIX MONTHS ENDED
                                                 AUGUST 31, 1999           YEAR ENDED FEBRUARY 28,
CLASS A                                           (UNAUDITED)***           1999               1998
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ...........    $  11.88             $  11.88           $  11.65
                                                    --------             --------           --------
Income from investment operations:
 Net investment income .........................         .29                  .60                .62
 Net realized and unrealized gains (losses) ....        (.62)                 .03                .35
                                                    --------             --------           --------
Total from investment operations ...............        (.33)                 .63                .97
                                                    --------             --------           --------
Less distributions from:
 Net investment income .........................        (.30)(3)             (.60)(2)           (.64)
 Net realized gains ............................          --                 (.03)              (.10)
                                                    --------             --------           --------
Total distributions ............................        (.30)                (.63)              (.74)
                                                    --------             --------           --------
Net asset value, end of period .................    $  11.25             $  11.88           $  11.88
                                                    --------             --------           --------
Total return* ..................................       (2.85%)               5.40%              8.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............    $363,263             $379,670           $332,199
Ratios to average net assets:
 Expenses ......................................         .68%**               .68%               .69%
 Net investment income .........................        5.02%**              4.98%              5.29%
Portfolio turnover rate ........................        8.55%                8.90%             12.90%


                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                   1997                1996(1)            1995
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ...........         $  11.72           $  11.33             $  11.82
                                                         --------           --------             --------
Income from investment operations:
 Net investment income .........................              .65                .66                  .66
 Net realized and unrealized gains (losses) ....             (.07)               .38                 (.50)
                                                         --------           --------             --------
Total from investment operations ...............              .58               1.04                  .16
                                                         --------           --------             --------
Less distributions from:
 Net investment income .........................             (.64)              (.65)                (.65)
 Net realized gains ............................             (.01)                --                   --
                                                         --------           --------             --------
Total distributions ............................             (.65)              (.65)                (.65)
                                                         --------           --------             --------
Net asset value, end of period .................         $  11.65           $  11.72             $  11.33
                                                         --------           --------             --------
Total return* ..................................             5.15%              9.41%                1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............         $287,172           $271,396             $255,965
Ratios to average net assets:
 Expenses ......................................              .69%               .69%                 .69%
 Net investment income .........................             5.56%              5.66%                5.86%
Portfolio turnover rate ........................            19.25%             12.72%               21.73%

                                               Six Months Ended                          Year Ended February 28,
                                                August 31, 1999   -----------------------------------------------------------------
CLASS C                                          (unaudited)***      1999         1998          1997          1996(1)       1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ...........   $    11.95      $    11.95    $    11.71    $    11.77   $    11.35     $  11.82
                                                   ----------      ----------    ----------    ----------   ----------     ---------
Income from investment operations:
 Net investment income .........................          .26             .53           .57           .58          .49          .66
 Net realized and unrealized gains (losses) ....         (.62)            .03           .34          (.05)         .41         (.50)
                                                   ----------      ----------    ----------    ----------   ----------     ---------
Total from investment operations ...............         (.36)            .56           .91           .53          .90          .16
                                                   ----------      ----------    ----------    ----------   ----------     ---------
Less distributions from:
 Net investment income .........................       (.26)(3)         (.53)(2)       (.57)         (.58)        (.48)        (.65)
 Net realized gains ............................         --              (.03)         (.10)         (.01)        --             --
                                                   ----------      ----------    ----------    ----------   ----------     ---------
Total distributions ............................         (.26)           (.56)         (.67)         (.59)        (.48)        (.65)
                                                   ----------      ----------    ----------    ----------   ----------     ---------
Net asset value, end of period .................   $    11.33      $    11.95    $    11.95    $    11.71   $    11.77     $  11.33
                                                   ----------      ----------    ----------    ----------   ----------     ---------
Total return* ..................................        (3.02%)          4.78%         7.97%         4.61%        8.07%        1.56%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $   23,673      $   22,796    $   13,186    $    6,674   $    2,050     $255,965
Ratios to average net assets:
 Expenses ......................................         1.24%**         1.24%         1.25%         1.25%        1.26%**       .69%
 Net investment income .........................         4.46%**         4.42%         4.72%         4.94%        5.06%**      5.86%
Portfolio turnover rate ........................         8.55%           8.90%        12.90%        19.25%       12.72%       21.73%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.0005 and $.0004 for Class A and C, respectively.

(3) Includes distributions in excess of net investment income in the amount of $.005 and $.004 for Class A and C, respectively.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 100.0%
Abingdon IDA, Hospital Facilities Revenue,
   Johnston Memorial Hospital, Refunding, 5.375%, 7/01/28 ..................................    $5,000,000   $4,618,400
 Albermarle County IDAR,
    Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 .................................     5,000,000    5,074,900
    University of Virginia Health Services Foundation, Pre-Refunded, 6.50%, 10/01/22 .......     1,125,000    1,212,953
    Arlington County GO, Pre-Refunded, 6.00%, 8/01/13 ......................................     2,085,000    2,256,783
 Arlington County IDA, Hospital Facility Revenue,
   Arlington Hospital, Series A, Pre-Refunded, 7.125%, 9/01/21 .............................     2,000,000    2,150,820
 Augusta County IDAR, Augusta Hospital Corp. Project,
    AMBAC Insured, Pre-Refunded, 6.625%, 9/01/12 ...........................................     1,000,000    1,065,930
    Pre-Refunded, 7.00%, 9/01/21 ...........................................................     2,000,000    2,144,080
 Augusta County Virginia Service Authority Water
   and Sewer Revenue, MBIA Insured, 5.00%, 11/01/24 ........................................     2,400,000    2,179,704
 Bedford County GO, Series A, FGIC Insured, 5.35%, 12/15/17 ................................     1,250,000    1,225,613
 Bedford County IDA, IDR, Nekoosa
   Packaging Corp. Project, Refunding, 5.60%, 12/01/25 .....................................    11,000,000   10,122,090
 Blacksburg Polytechnic Institute Sanitation Authority
  Sewer System Revenue, Pre-Refunded, 6.25%, 11/01/12 ......................................     1,230,000    1,320,848
 Bristol GO, MBIA Insured, 5.25%, 4/01/16 ..................................................     1,025,000      991,903
 Chesapeake Hospital Authority Facilities Revenue,
   Chesapeake General Hospital, 8.20%, 7/01/05 .............................................     2,500,000    2,611,800
 Chesapeake IDA,
    Nursing Home Revenue, Sentara Life Care Corp. Project, 8.00%, 11/01/17 .................       225,000      229,770
    Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12 .     3,940,000    4,187,235
 Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
    7/15/19 ................................................................................     2,000,000    1,951,980
    7/15/32 ................................................................................     8,000,000    7,570,960
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ....     5,000,000    5,358,400
 Danville COP, Social Services, Pre-Refunded, 7.625%, 4/01/13 ..............................     2,000,000    2,141,840
 Danville GO, Series 1991, Pre-Refunded, 6.75%,
    2/01/10 ................................................................................       655,000      690,717
    2/01/11 ................................................................................       705,000      743,444
 Danville IDA,
    Hospital Revenue, Danville Regional Medical Center,
          FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ......................................     5,000,000    5,493,900
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 ..................       500,000      523,810
 Fairfax County EDA, Parking Revenue, Huntington Metrorail, Pre-Refunded, 7.00%, 9/01/10 ...     1,000,000    1,051,510
 Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ...     8,800,000    8,379,096
 Fairfax County IDAR, Health Care, Inova Health System Project,
    6.00%, 8/15/26 .........................................................................     5,000,000    5,167,550
    Refunding, Series A, 5.00%, 8/15/25 ....................................................     5,000,000    4,429,950
 Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ..................................     4,700,000    4,911,829
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ...................     1,000,000    1,023,900
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ..................     1,000,000    1,020,660
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 ...............................     6,500,000    6,673,355
 Frederick County IDA, Lease Revenue,
   Government Complex Facilities Project, MBIA Insured, 6.50%, 12/01/09 ....................     2,040,000    2,220,805
 Fredericksburg IDA, Hospital Facilities Revenue,
   Medicorp Health System Obligation, Refunding, AMBAC Insured, 5.25%,
    6/15/16 ................................................................................     1,860,000    1,809,296
    6/15/23 ................................................................................    10,000,000    9,429,400
 Front Royal and Warren County IDAR, Mortgage,
   Heritage Hall No. 13, Refunding, FHA Insured, 8.25%, 7/15/05 ............................        20,000       20,266
 Goochland County IDA, IDR, Nekoosa Packaging Corp., Refunding, 5.65%, 12/01/25 ............     5,500,000    5,096,355
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ..................................................       830,000      874,040
    Series A, 6.50%, 10/01/23 ..............................................................     1,000,000    1,057,330
 Halifax County IDA, Exempt Facilities Revenue,
   Old Dominion Electric Cooperative Project, 6.50%, 12/01/12 ..............................     3,000,000    3,146,250
 Hampton Redevelopment and Housing Authority
   Senior Living Association Revenue, Refunding, Series A, GNMA Secured,  6.00%, 1/20/26 ...     1,060,000    1,080,469
 Hampton Roads Medical College General Revenue, Refunding, Series A, 6.875%, 11/15/16 ......     1,500,000    1,572,480
 Hampton Roads Regional Jail Authority
   Jail Facilities Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 .........................    10,000,000    9,001,100
 Hanover County IDA, Hospital Revenue, Bon Secours Health Systems Projects,
   MBIA Insured, 5.50%, 8/15/25 ............................................................     1,000,000      978,340
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ...............     4,175,000    3,963,495
 Henrico County IDAR, Solid Waste, Browning-Ferris Industries,
   South Atlantic Inc., Series A, 5.875%, 3/01/17 ..........................................     1,000,000      949,240
 Henry County IDA, Hospital Revenue,
   Memorial Hospital of Martinsville and Henry, Refunding, 6.00%, 1/01/27 ..................     1,250,000    1,248,213
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ...............     3,750,000    3,503,475


Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%,
    6/01/20 ................................................................................    $2,000,000   $2,038,500
    6/01/26 ................................................................................     3,000,000    3,057,750
 Loudoun County Sanitation Authority Water and Sewer Revenue,
    Refunding, FGIC Insured, 5.125%, 1/01/26 ...............................................     3,795,000    3,508,743
    Refunding, FGIC Insured, 5.125%, 1/01/30 ...............................................     5,250,000    4,830,420
    Series 96, FGIC Insured, 5.25%, 1/01/26 ................................................     6,500,000    6,170,970
    Series 96, FGIC Insured, 5.25%, 1/01/30 ................................................     1,000,000      946,340
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ....     8,500,000    7,578,260
 Lynchburg Redevelopment and Housing Authority Revenue,
   Waldon Pond III, Refunding, Series A, GNMA Secured, 6.20%, 7/20/27 ......................     1,000,000    1,036,640
 Mecklenburg County IDAR, Exempt Facility, Series A, 7.35%, 5/01/08 ........................     4,500,000    4,691,025
 Metropolitan Washington D.C. Airports Authority General Airport Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 10/01/27 .....................................     7,500,000    6,644,550
    Series A, 7.60%, 10/01/14 ..............................................................     1,000,000    1,052,250
    Series A, 5.375%, 10/01/23 .............................................................     3,985,000    3,751,758
    Series B, 5.75%, 10/01/20 ..............................................................     6,000,000    5,906,100
 Newport News IDA, Mortgage Revenue, Mennowood Communities Inc.,
   Series A, GNMA Secured, 6.25%, 8/01/36 ..................................................     2,990,000    3,099,285
(b)Newport News Redevelopment and Housing Authority Revenue, Refunding,
   Series A, GNMA Secured, 5.85%, 12/20/30 .................................................     2,000,000    2,004,400
 Norfolk GO, MBIA Insured, Pre-Refunded, 5.75%, 6/01/14 ....................................     2,075,000    2,197,155
 Norfolk IDAR,
    Children's Hospital of the Kings' Group Inc.,
    AMBAC Insured, Pre-Refunded, 7.00%, 6/01/11 ............................................     3,000,000    3,202,260
    Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 ................     4,000,000    3,769,240
    Medical Center Hospital Project, Series A, 7.00%, 11/01/07 .............................        20,000       20,043
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ..............................     4,475,000    4,400,491
 Norfolk Water Revenue,
    AMBAC Insured, 5.375%, 11/01/23 ........................................................     1,500,000    1,457,415
    MBIA Insured, 5.875%, 11/01/20 .........................................................     7,000,000    7,174,790
    MBIA Insured, 5.90%, 11/01/25 ..........................................................     5,900,000    6,072,516
 Northern Virginia Transportation District
  Commission Commuter Rail Revenue, Railway Express Project,
   FSA Insured, Pre-Refunded,  7.00%, 7/01/05 ..............................................       360,000      376,798
 Peninsula Airport Commission Revenue, Airport Improvement, 7.25%, 7/15/11 .................     1,000,000    1,060,360
 Peninsula Ports Authority Coal Terminal Revenue,
 Coal Terminal Association Project, Refunding, 7.375%, 6/01/20 .............................     5,480,000    5,823,541
   Peninsula Ports Authority Health Care Facilities Revenue,
    Bon Secours Health System, Refunding, Series A, MBIA Insured,  5.25%, 8/15/23 ..........     1,500,000    1,423,605
 Peninsula Ports Authority Health System Revenue,
   Riverside Health System Project, Series A, Pre-Refunded, 6.625%, 7/01/18 ................     6,000,000    6,470,340
 Peninsula Ports Authority Hospital Facility Revenue,
   Whittaker Memorial Hospital Project, Refunding, FHA Insured, 8.70%, 8/01/23 .............        50,000       50,325
 Portsmouth GO, FGIC Insured, 5.25%, 8/01/21 ...............................................     1,000,000      956,080
 Portsmouth IDAR, Hotel Conference Center and Parking, FSA Insured, 5.00%, 4/01/29 .........     3,000,000    2,689,530
(b)Prince William County Service Authority
   Water and Sewer Systems Revenue, FGIC Insured, 5.50%, 7/01/29 ...........................     5,000,000    4,849,950
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Q, Pre-Refunded, 8.00%, 7/01/18 .................................................     1,000,000    1,055,590
    Series Y, Pre-Refunded, 6.00%, 7/01/22 .................................................     2,000,000    2,172,060
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .........................................................................       100,000      101,125
    7.75%, 7/01/08 .........................................................................       350,000      355,285
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series Z, 5.25%, 7/01/21 ....................................................     1,500,000    1,414,395
    Series P, Pre-Refunded, 7.00%, 7/01/21 .................................................     1,500,000    1,605,795
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series B, GNMA Secured, 7.65%, 10/15/22 ...........       100,000      103,538
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .............................................     2,055,000    2,112,540
    Sixth Portfolio, Section 8, Assisted Projects,
    FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .............................................        20,000       23,480
    Puerto Rico Telephone Authority Revenue, Series L, Pre-Refunded, 6.125%, 1/01/22 .......     5,000,000    5,254,100
 Richmond GO, Refunding and Improvement, Series A, FSA Insured, 5.125%, 1/15/24 ............     6,250,000    5,794,875
 Richmond Metropolitan Authority Expressway Revenue,
    Refunding, Series B, FGIC Insured, 6.25%, 7/15/22 ......................................     5,000,000    5,239,100
    Series A, FGIC Insured, Pre-Refunded, 6.375%, 7/15/16 ..................................     2,500,000    2,684,725
 South Boston IDAR, Halifax Community Hospital Inc. Project, 7.375%, 9/01/11 ...............     4,250,000    4,582,095


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
    5.25%, 6/01/22 .........................................................................    $5,500,000   $5,267,240
    5.40%, 6/01/27 .........................................................................     8,800,000    8,528,696
 Staunton IDA, Facilities Revenue, Mary Baldwin College, Series B, Pre-Refunded,
  8.00%, 11/01/17 ..........................................................................       895,000      961,114
 Tazewell County IDA, Lease Revenue, Courthouse Project, MBIA Insured,
    5.25%, 1/01/17 .........................................................................     1,250,000    1,215,275
    5.30%, 1/01/27 .........................................................................       500,000      477,750
 University of Virginia Revenue, Refunding, Series A, 5.00%, 6/01/24 .......................     8,000,000    7,222,160
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%
    10/01/15 ...............................................................................     1,500,000    1,448,715
    10/01/18 ...............................................................................     1,500,000    1,436,730
 Virginia College Building Authority Educational Facilities Revenue,
    Marymount University Project, Pre-Refunded, 7.00%, 7/01/22 .............................     1,750,000    1,902,005
    Twenty-first Century College Program, 5.25%, 8/01/16 ...................................     1,000,000      970,510
    Washington and Lee University, 5.75%, 1/01/19 ..........................................        50,000       50,977
    Washington and Lee University Project, Pre-Refunded, 5.80%, 1/01/24 ....................     3,000,000    3,197,430
 Virginia Commonwealth Transportation Board Transportation Program Revenue,
  Oak Grove Connector, Series A, 5.25%, 5/15/22 ............................................     1,875,000    1,768,144
 Virginia Port Authority Revenue, MBIA Insured, 5.50%, 7/01/24 .............................     4,250,000    4,104,608
 Virginia State HDA,
    Commonwealth Mortgage, Series A, 7.10%, 1/01/17 ........................................     1,000,000    1,033,970
    Commonwealth Mortgage, Series A, 7.15%, 1/01/33 ........................................     4,440,000    4,605,923
    Commonwealth Mortgage, Series A, Sub Series A-1, 8.10%, 1/01/17 ........................         5,000        5,016
    Commonwealth Mortgage, Series B, Sub Series B-3, 7.375%, 7/01/17 .......................        45,000       46,016
    Commonwealth Mortgage, Series B, Sub Series B-4, 6.55%, 1/01/27 ........................     2,000,000    2,030,980
    Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ........................     2,000,000    2,039,600
    Commonwealth Mortgage, Series D, Sub Series D-1, 6.40%, 7/01/17 ........................     3,430,000    3,585,310
    Commonwealth Mortgage, Series D, Sub Series D-2, 7.35%, 7/01/17 ........................       155,000      155,631
    Commonwealth Mortgage, Series H, Sub Series H-2, 6.55%, 1/01/17 ........................     1,000,000    1,035,710
    MF Housing, Series C, 5.30%, 11/01/16 ..................................................     2,830,000    2,749,062
    MF Housing, Series F, 7.10%, 5/01/13 ...................................................     9,000,000    9,384,480
    MF Housing, Series H, 5.55%, 5/01/15 ...................................................     2,000,000    1,964,960
 Virginia State Resources Authority Sewer System Revenue, Harrisonburg Rockingham Region,
  Series A, Pre-Refunded, 6.00%, 5/01/22 ...................................................     1,000,000    1,054,180
 Virginia State Resources Authority Water and Sewer System Revenue,
    Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ....................................        45,000       45,461
    Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ....................................        10,000       10,104
    Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 11/01/16 ...........................       190,000      194,908
    Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ..................................     1,610,000    1,541,012
 Virginia State Resources Authority Water System Revenue, Refunding, Series A,
  6.125%, 4/01/19 ..........................................................................     1,000,000    1,034,170
 Virginia State Transportation Board Transportation Contract Revenue,
   U.S. Route 28 Project, Refunding, 6.50%, 4/01/18 ........................................     9,000,000    9,521,190
 Washington County IDA,
    College Facilities Revenue, Emory and Henry College Project, 6.375%, 4/01/23 ...........     3,295,000    3,337,110
    Hospital Facilities Revenue, First Mortgage, Johnston Memorial Hospital, Pre-Refunded,
     7.00%, 7/01/22 ........................................................................     3,000,000    3,264,780
    West Point IDA, Solid Waste Disposal Revenue, Chesapeake Corp. Project, Refunding,
     Series B, 6.25%, 3/01/19 ..............................................................     5,450,000    5,551,643
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University
  Project, MBIA Insured, 5.25%, 10/01/28 ...................................................     7,000,000    6,630,750
    Refunding, Asset Guaranteed, 6.80%, 10/01/24 ...........................................     2,000,000    2,136,734
                                                                                                            -----------
 TOTAL LONG TERM INVESTMENTS (COST $384,527,339) ...........................................                386,796,471
                                                                                                            -----------


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .2%
Petersburg Hospital Authority Revenue, Southside Regional Hospital Facility, Daily VRDN and
  Put, 2.95%, 7/01/27 ......................................................................    $  100,000   $    100,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly VRDN
  and Put, 2.85%, 12/01/15 .................................................................       200,000        200,000
 Roanoke IDA Hospital Revenue, Carilion Health System,
   Series B, Daily VRDN and Put, 2.95%, 7/01/27 ............................................       100,000        100,000
 Southampton County IDAR, Various Exempt Facilities, Hadson Power, 11-A, Daily VRDN and
  Put, 3.10%, 4/01/15 ......................................................................       500,000        500,000
                                                                                                             ------------
 TOTAL SHORT TERM INVESTMENTS (COST $900,000) ..............................................                      900,000
                                                                                                             ------------
 TOTAL INVESTMENTS (COST $385,427,339) 100.2% ..............................................                  387,696,471
 OTHER ASSETS, LESS LIABILITIES (.2%) ......................................................                     (760,633)
                                                                                                             ------------
 NET ASSETS 100.0% .........................................................................                 $386,935,838
                                                                                                             ============

See glossary of terms on page 96.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principle balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

ACES   -    Adjustable Convertible Exempt Securities
AMBAC  -    American Municipal Bond Assurance Corp.
BIG    -    Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA    -    Community Development Authority/Agency
CDD    -    Community Development District
COP    -    Certificate of Participation
EDA    -    Economic Development Authority
EDC    -    Economic Development Corp.
EDR    -    Economic Development Revenue
ETM    -    Escrow to Maturity
FGIC   -    Financial Guaranty Insurance Co.
FHA    -    Federal Housing Authority/Agency
FNMA   -    Federal National Mortgage Association
FSA    -    Financial Security Assistance (some of the securities shown as FSA Insured were originally issued by Capital Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA   -    Government National Mortgage Association
GO     -    General Obligation
HDA    -    Housing Development Authority/Agency
HDC    -    Housing Development Corp.
HFA    -    Housing Finance Authority/Agency
HFAR   -    Housing Finance Authority Revenue
HFC    -    Housing Finance Corp.
HMR    -    Home Mortgage Revenue
ID     -    Improvement District
IDA    -    Industrial Development Authority/Agency
IDAR   -    Industrial Development Authority Revenue
IDB    -    Industrial Development Board
IDBR   -    Industrial Development Board Revenue
IDC    -    Industrial Development Corp.
IDR    -    Industrial Development Revenue
ISD    -    Independent School District
LP     -    Limited Partnership
MAC    -    Municipal Assistance Corp.
MBIA   -    Municipal Bond Investors Assurance Corp.
MF     -    Multi-Family
MFHR   -    Multi-Family Housing Revenue
MFMR   -    Multi-Family Mortgage Revenue
MFR    -    Multi-Family Revenue
MUD    -    Municipal Utility District
PBA    -    Public Building Authority
PCFA   -    Pollution Control Financing Authority
PCR    -    Pollution Control Revenue
PFA    -    Public Financing Authority
RDA    -    Redevelopment Agency
RDAR   -    Redevelopment Authority/Agency Revenue
SF     -    Single Family
SFHR   -    Single Family Housing Revenue
SFM    -    Single Family Mortgage
SFMR   -    Single Family Mortgage Revenue


FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES

AUGUST 31, 1999 (UNAUDITED)

                                                    FRANKLIN              FRANKLIN              FRANKLIN               FRANKLIN
                                                 ALABAMA TAX-FREE     FLORIDA TAX-FREE      GEORGIA TAX-FREE       KENTUCKY TAX-FREE
                                                    INCOME FUND          INCOME FUND           INCOME FUND            INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................     $   240,415,527       $ 1,736,272,401       $   181,539,982       $    66,776,748
                                                 ===============       ===============       ===============       ===============
  Value ....................................         238,728,800         1,771,737,016           182,194,806            66,773,049
 Cash ......................................              65,827                60,188                61,362                90,254
 Receivables:
  Investment securities sold ...............                  --                    --             3,324,672               959,893
  Capital shares sold ......................             369,212             4,438,421               368,676                58,461
  Interest .................................           4,002,012            30,503,348             2,576,233               986,466
                                                 ---------------       ---------------       ---------------       ---------------
    Total assets ...........................         243,165,851         1,806,738,973           188,525,749            68,868,123
                                                 ---------------       ---------------       ---------------       ---------------
Liabilities:
 Payables:
  Investment securities purchased ..........                  --            50,608,696            11,571,993             1,509,335
  Capital shares redeemed ..................             488,717             6,109,397               162,191               253,799
  Affiliates ...............................             176,723             1,081,775               140,174                25,325
  Shareholders .............................               3,951                23,489                 1,381                   822
 Distributions to shareholders .............             406,273             2,871,250               325,111               110,773
 Other liabilities .........................              22,209               118,608                24,535                11,000
                                                 ---------------       ---------------       ---------------       ---------------
    Total liabilities ......................           1,097,873            60,813,215            12,225,385             1,911,054
                                                 ---------------       ---------------       ---------------       ---------------
    Net assets, at value ...................     $   242,067,978       $ 1,745,925,758       $   176,300,364       $    66,957,069
                                                 ===============       ===============       ===============       ===============
Net assets consist of:
 Accumulated distributions in excess of
    net investment income ..................            (168,636)           (1,585,145)             (207,686)              (66,170)
 Net unrealized appreciation (depreciation)           (1,686,727)           35,464,615               654,824                (3,699)
 Accumulated net realized gain (loss) ......            (986,784)            2,122,019              (328,573)             (971,073)
 Capital shares ............................         244,910,125         1,709,924,269           176,181,799            67,998,011
                                                 ---------------       ---------------       ---------------       ---------------
    Net assets, at value ...................     $   242,067,978       $ 1,745,925,758       $   176,300,364       $    66,957,069
                                                 ===============       ===============       ===============       ===============
CLASS A:
 Net assets, at value ......................     $   225,818,356       $ 1,663,397,373       $   158,065,488       $    66,957,069
                                                 ===============       ===============       ===============       ===============
 Shares outstanding ........................          20,325,508           146,610,543            13,773,146             6,159,783
                                                 ===============       ===============       ===============       ===============
 Net asset value per share* ................     $         11.11       $         11.35       $         11.48       $         10.87
                                                 ===============       ===============       ===============       ===============
 Maximum offering price per share
  (net asset value per share / 95.75%) .....     $         11.60       $         11.85       $         11.99       $         11.35
                                                 ===============       ===============       ===============       ===============
CLASS C:
 Net assets, at value ......................     $    16,249,622       $    82,528,385       $    18,234,876                    --
                                                 ===============       ===============       ===============       ===============
 Shares outstanding ........................           1,454,615             7,212,430             1,579,338                    --
                                                 ===============       ===============       ===============       ===============
 Net asset value per share* ................     $         11.17       $         11.44       $         11.55                    --
                                                 ===============       ===============       ===============       ===============
 Maximum offering price per share
  (net asset value per share / 99.00%) .....     $         11.28       $         11.56       $         11.67                    --
                                                 ===============       ===============       ===============       ===============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 1999 (UNAUDITED)

                                                                                                                      FRANKLIN
                                                    FRANKLIN              FRANKLIN               FRANKLIN               NORTH
                                                LOUISIANA TAX-FREE    MARYLAND TAX-FREE      MISSOURI TAX-FREE     CAROLINA TAX-FREE
                                                    INCOME FUND          INCOME FUND            INCOME FUND           INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................        $ 173,525,476         $ 263,034,788         $ 405,198,805         $ 387,615,036
                                                   =============         =============         =============         =============
  Value ...................................          173,654,218           263,441,014           405,117,821           387,363,526
 Cash .....................................               64,852               102,452                13,000                79,457
 Receivables:
  Capital shares sold .....................              145,490               132,227               374,041               324,893
  Interest ................................            2,723,107             4,062,923             6,362,413             6,216,933
                                                   -------------         -------------         -------------         -------------
    Total assets ..........................          176,587,667           267,738,616           411,867,275           393,984,809
                                                   -------------         -------------         -------------         -------------

Liabilities:
 Payables:
  Investment securities purchased .........            8,537,802                    --             1,600,000             3,800,923
  Capital shares redeemed .................              176,984               415,906               120,517               400,517
  Affiliates ..............................              124,183               193,088               283,070               285,859
  Shareholders ............................                1,607                 4,312                 4,198                 2,558
 Distributions to shareholders ............              277,354               412,484               657,593               617,899
 Other liabilities ........................               22,233                27,766                49,463                32,307
                                                   -------------         -------------         -------------         -------------
    Total liabilities .....................            9,140,163             1,053,556             2,714,841             5,140,063
                                                   -------------         -------------         -------------         -------------
    Net assets, at value ..................        $ 167,447,504         $ 266,685,060         $ 409,152,434         $ 388,844,746
                                                   =============         =============         =============         =============
Net assets consist of:
  Accumulated distributions in excess
   of net investment income ...............        $    (126,545)        $    (171,621)        $      (3,695)        $     (69,732)
  Net unrealized appreciation (depreciation)             128,742               406,226               (80,984)             (251,510)
  Accumulated net realized gain (loss) ....           (1,296,999)               32,332              (784,750)             (328,801)
  Capital shares ..........................          168,742,306           266,418,123           410,021,863           389,494,789
                                                   -------------         -------------         -------------         -------------
    Net assets, at value ..................        $ 167,447,504         $ 266,685,060         $ 409,152,434         $ 388,844,746
                                                   =============         =============         =============         =============

CLASS A:
 Net assets, at value .....................        $ 155,070,695         $ 248,211,360         $ 383,809,492         $ 346,558,986
                                                   =============         =============         =============         =============
 Shares outstanding .......................           14,110,549            22,457,237            33,314,986            30,065,449
                                                   =============         =============         =============         =============
 Net asset value per share* ...............        $       10.99         $       11.05         $       11.52         $       11.53
                                                   =============         =============         =============         =============
 Maximum offering price per share
 (net asset value per share / 95.75%) .....        $       11.48         $       11.54         $       12.03         $       12.04
                                                   =============         =============         =============         =============

CLASS C:
 Net assets, at value .....................        $  12,376,809         $  18,473,700         $  25,342,942         $  42,285,760
                                                   =============         =============         =============         =============
 Shares outstanding .......................            1,118,901             1,657,724             2,191,076             3,644,300
                                                   =============         =============         =============         =============
 Net asset value per share* ...............        $       11.06         $       11.14         $       11.57         $       11.60
                                                   =============         =============         =============         =============
 Maximum offering price per share
 (net asset value per share / 99.00%) .....        $       11.17         $       11.25         $       11.69         $       11.72
                                                   =============         =============         =============         =============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 1999 (UNAUDITED)

                                                                                FRANKLIN              FRANKLIN
                                                                              TEXAS TAX-FREE      VIRGINIA TAX-FREE
                                                                               INCOME FUND           INCOME FUND
                                                                              -------------------------------------
Assets:
 Investments in securities:
  Cost ...............................................................        $ 128,594,863         $ 385,427,339
                                                                              =============         =============
  Value ..............................................................          129,687,978           387,696,471
 Cash ................................................................               85,165                15,875
 Receivables:
  Capital shares sold ................................................                2,480               542,974
  Interest ...........................................................            1,921,391             5,881,812
                                                                              -------------         -------------
    Total assets .....................................................          131,697,014           394,137,132
                                                                              -------------         -------------
Liabilities:
 Payables:
  Investment securities purchased ....................................            8,521,303             5,608,230
  Capital shares redeemed ............................................              313,808               665,410
  Affiliates .........................................................               91,968               269,817
  Shareholders .......................................................                1,757                 4,353
 Distributions to shareholders .......................................              203,971               619,383
 Other liabilities ...................................................               22,124                34,101
                                                                              -------------         -------------
    Total liabilities ................................................            9,154,931             7,201,294
                                                                              -------------         -------------
    Net assets, at value .............................................        $ 122,542,083         $ 386,935,838
                                                                              =============         =============
Net assets consist of:
 Accumulated distributions in excess of net investment income ........        $    (200,564)        $    (187,847)
 Net unrealized appreciation .........................................            1,093,115             2,269,132
 Accumulated net realized loss .......................................              (24,671)           (1,062,273)
 Capital shares ......................................................          121,674,203           385,916,826
                                                                              -------------         -------------
    Net assets, at value .............................................        $ 122,542,083         $ 386,935,838
                                                                              =============         =============
CLASS A:
 Net assets, at value ................................................        $ 117,631,574         $ 363,262,913
                                                                              =============         =============
 Shares outstanding ..................................................           10,866,250            32,284,587
                                                                              =============         =============
 Net asset value per share* ..........................................        $       10.83         $       11.25
                                                                              =============         =============
 Maximum offering price per share (net asset value per share / 95.75%)        $       11.31         $       11.75
                                                                              =============         =============
CLASS C:
 Net assets, at value ................................................        $   4,910,509         $  23,672,925
                                                                              =============         =============
 Shares outstanding ..................................................              447,733             2,089,429
                                                                              =============         =============
 Net asset value per share* ..........................................        $       10.97         $       11.33
                                                                              =============         =============
 Maximum offering price per share (net asset value per share / 99.00%)        $       11.08         $       11.44
                                                                              =============         =============

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                         FRANKLIN           FRANKLIN            FRANKLIN            FRANKLIN
                                                      ALABAMA TAX-FREE  FLORIDA TAX-FREE    GEORGIA TAX-FREE    KENTUCKY TAX-FREE
                                                         INCOME FUND       INCOME FUND         INCOME FUND         INCOME FUND
                                                      ---------------------------------------------------------------------------

Investment income:
 Interest ..........................................    $  7,570,015      $ 53,535,845       $  5,241,207      $  1,861,773
                                                       ------------      ------------       ------------      ------------
Expenses:
 Management fees (Note 3) ..........................         690,856         4,233,793            518,403           208,881
 Distribution fees (Note 3)
  Class A ..........................................         115,356           837,074             81,873            33,743
  Class C ..........................................          52,207           275,861             60,462                --
 Transfer agent fees (Note 3) ......................          49,395           303,615             44,874            12,260
 Custodian fees ....................................           1,282             9,108                918               317
 Reports to shareholders ...........................          15,505           111,227             16,892             4,100
 Registration and filing fees ......................           5,212            35,003              3,466             1,518
 Professional fees .................................           4,259            19,282              2,676             1,198
 Trustees' fees and expenses .......................           1,220             7,585                840               324
 Other .............................................           8,579            36,456              8,911             5,317
                                                        ------------      ------------       ------------      ------------
      Total expenses ...............................         943,871         5,869,004            739,315           267,658
      Expenses waived/paid by affiliate (Note 3) ...              --                --                 --          (116,590)
                                                        ------------      ------------       ------------      ------------
        Net expenses ...............................         943,871         5,869,004            739,315           151,068
                                                        ------------      ------------       ------------      ------------
          Net investment income ....................       6,626,144        47,666,841          4,501,892         1,710,705
                                                        ------------      ------------       ------------      ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........        (985,183)        2,132,953           (328,085)         (128,486)
 Net unrealized depreciation on investments ........     (11,433,599)      (90,228,794)        (8,722,650)       (3,452,632)
                                                        ------------      ------------       ------------      ------------
Net realized and unrealized loss ...................     (12,418,782)      (88,095,841)        (9,050,735)       (3,581,118)
                                                        ------------      ------------       ------------      ------------
Net decrease in net assets resulting from operations    $ (5,792,638)     $(40,429,000)      $ (4,548,843)     $ (1,870,413)
                                                        ============      ============       ============      ============

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                                                                                      FRANKLIN
                                                           FRANKLIN            FRANKLIN            FRANKLIN            NORTH
                                                       LOUISIANA TAX-FREE  MARYLAND TAX-FREE   MISSOURI TAX-FREE  CAROLINA TAX-FREE
                                                          INCOME FUND        INCOME FUND         INCOME FUND        INCOME FUND
                                                      -----------------------------------------------------------------------------
Investment income:

 Interest ..........................................      $  4,947,892       $  7,647,156      $ 11,638,303       $ 11,205,509
                                                          --------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................           484,046            738,540         1,051,559          1,014,601
 Distribution fees (Note 3)
  Class A ..........................................            77,172            125,343           189,682            174,089
  Class C ..........................................            37,722             60,332            75,712            134,908
 Transfer agent fees (Note 3) ......................            30,282             65,758            93,938             82,893
 Custodian fees ....................................               864              1,360             1,961              1,940
 Reports to shareholders ...........................             9,059             20,522            33,099             21,779
 Registration and filing fees ......................             3,655              4,723            14,302              6,946
 Professional fees .................................             2,423              3,274             4,736              4,728
 Trustees' fees and expenses .......................               799              1,404             1,903              1,742
 Other .............................................             9,419              9,527            11,532             13,316
                                                          --------------------------------------------------------------------
      Total expenses ...............................           655,441          1,030,783         1,478,424          1,456,942
                                                          --------------------------------------------------------------------
        Net investment income ......................         4,292,451          6,616,373        10,159,879          9,748,567
                                                          --------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........          (331,464)            32,896          (783,702)           218,246
 Net unrealized depreciation on investments ........        (8,454,167)       (13,742,756)      (21,677,959)       (21,202,218)
                                                          --------------------------------------------------------------------
Net realized and unrealized loss ...................        (8,785,631)       (13,709,860)      (22,461,661)       (20,983,972)
                                                          --------------------------------------------------------------------
Net decrease in net assets resulting from operations      $ (4,493,180)      $ (7,093,487)     $(12,301,782)      $(11,235,405)
                                                          ====================================================================

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED) FRANKLIN FRANKLIN


                                                                                     TEXAS TAX-FREE    VIRGINIA TAX-FREE
                                                                                       INCOME FUND       INCOME FUND
                                                                                     -----------------------------------
Investment income:
 Interest ......................................................................         $3,849,794     $11,398,723
                                                                                        -----------    ------------
Expenses:
 Management fees (Note 3) ......................................................            384,211       1,023,422
 Distribution fees (Note 3)
  Class A ......................................................................             55,558         183,488
  Class C ......................................................................             16,643          78,694
 Transfer agent fees (Note 3) ..................................................             31,769          87,736
 Custodian fees ................................................................                686           2,030
 Reports to shareholders .......................................................             10,217          25,321
 Registration and filing fees ..................................................             12,065           8,212
 Professional fees .............................................................              1,887           4,296
 Trustees' fees and expenses ...................................................                690           2,017
 Other .........................................................................              7,758          11,687
                                                                                        -----------    ------------
      Total expenses ...........................................................            521,484       1,426,903
                                                                                        -----------    ------------
        Net investment income ..................................................          3,328,310       9,971,820
                                                                                        -----------    ------------
Realized and unrealized losses:
 Net realized loss from investments ............................................            (23,713)     (1,050,662)
 Net unrealized depreciation on investments ....................................         (6,336,938)    (20,303,584)
                                                                                        -----------    ------------
Net realized and unrealized loss ...............................................         (6,360,651)    (21,354,246)
                                                                                        -----------    ------------
Net decrease in net assets resulting from operations ...........................        $(3,032,341)   $(11,382,426)
                                                                                        ===========    ============

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended August 31, 1999 (unaudited) and the year ended February 28, 1999

                                                                 FRANKLIN ALABAMA                      FRANKLIN FLORIDA
                                                               TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                                          ------------------------------------  ----------------------------------
                                                            SIX MONTHS           YEAR            SIX MONTHS            YEAR
                                                               ENDED             ENDED              ENDED              ENDED
                                                          AUGUST 31, 1999   FEBRUARY 28, 1999   AUGUST 31, 1999  FEBRUARY 28, 1999
                                                          ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................   $     6,626,144    $    12,470,697    $    47,666,841    $    91,429,588
  Net realized gain (loss) from investments ...........          (985,183)           818,129          2,132,953          2,085,930
  Net unrealized appreciation (depreciation) on
    investments .......................................       (11,433,599)        (5,618,719)       (90,228,794)         5,208,364
                                                          ------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations .......................................        (5,792,638)         7,670,107        (40,429,000)        98,723,882
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................        (6,252,085)       (11,939,099)       (45,728,049)       (88,302,683)
   Class C ............................................          (374,059)          (559,627)        (1,938,792)        (3,126,905)
  In excess of net investment income:
   Class A ............................................           (47,460)          (113,035)          (132,587)           (71,693)
   Class C ............................................            (2,839)            (5,302)            (5,625)            (2,539)
  Net realized gains:
   Class A .............................................          (148,972)          (917,072)          (135,130)        (1,175,768)
   Class C .............................................           (10,091)           (51,296)            (6,476)           (52,335)
                                                          ------------------------------------------------------------------------
 Total distributions to shareholders ..................        (6,835,506)       (13,585,431)       (47,946,659)       (92,731,923)
 Capital share transactions: (Note 2)
   Class A .............................................        (1,042,281)        27,324,497        (37,991,376)       129,875,026
   Class C .............................................         2,172,932          5,704,773          3,977,142         26,353,188
                                                          ------------------------------------------------------------------------
 Total capital share transactions .....................         1,130,651         33,029,270        (34,014,234)       156,228,214
   Net increase (decrease) in net assets ..............       (11,497,493)        27,113,946       (122,389,893)       162,220,173
Net assets:
 Beginning of period ..................................       253,565,471        226,451,525      1,868,315,651      1,706,095,478
                                                          ------------------------------------------------------------------------
 End of period ........................................   $   242,067,978    $   253,565,471    $ 1,745,925,758    $ 1,868,315,651
                                                          ========================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of period .......................................   $      (168,636)   $      (118,337)   $    (1,585,145)   $    (1,446,933)
                                                          ========================================================================


                       See notes to financial statements.




FRANKLIN TAX-FREE TRUST

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 1999 (unaudited) and the year ended February 28, 1999


                                                                      FRANKLIN GEORGIA                  FRANKLIN KENTUCKY
                                                                     TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                ---------------------------------- --------------------------------
                                                                  SIX MONTHS           YEAR          SIX MONTHS         YEAR
                                                                     ENDED             ENDED            ENDED           ENDED
                                                                AUGUST 31, 1999  FEBRUARY 28, 1999 AUGUST 31, 1999 FEBRUARY 28, 1999
                                                                -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................    $   4,501,892     $   8,518,942     $   1,710,705     $   3,066,223
  Net realized gain (loss) from investments ................         (328,085)          628,282          (128,486)           77,954
  Net unrealized appreciation (depreciation) on investments        (8,722,650)         (506,735)       (3,452,632)           73,621
                                                                -------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
   operations ..............................................       (4,548,843)        8,640,489        (1,870,413)        3,217,798
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................       (4,092,225)       (7,931,954)       (1,710,705)       (3,089,344)
   Class C .................................................         (409,667)         (586,988)               --                --
  In excess of net investment income:
   Class A .................................................         (125,580)          (51,167)          (46,380)          (19,790)
   Class C .................................................          (12,572)           (3,786)               --                --
  Net realized gains:
   Class A .................................................          (23,621)         (739,309)               --                --
   Class C .................................................           (2,724)          (67,075)               --                --
                                                                -------------------------------------------------------------------
 Total distributions to shareholders .......................       (4,666,389)       (9,380,279)       (1,757,085)       (3,109,134)
 Capital share transactions: (Note 2)
   Class A .................................................        1,665,193        15,711,376         6,068,963        10,196,210
   Class C .................................................        1,903,937         8,225,919                --                --
                                                                -------------------------------------------------------------------
 Total capital share transactions ..........................        3,569,130        23,937,295         6,068,963        10,196,210
  Net increase (decrease) in net assets ....................       (5,646,102)       23,197,505         2,441,465        10,304,874
Net assets:
 Beginning of period .......................................      181,946,466       158,748,961        64,515,604        54,210,730
                                                                -------------------------------------------------------------------
 End of period .............................................    $ 176,300,364     $ 181,946,466     $  66,957,069     $  64,515,604
                                                                ===================================================================
Accumulated distributions in excess of net investment income included in net assets:
  End of period ............................................    $    (207,686)    $     (69,534)    $     (66,170)    $     (19,790)
                                                                ===================================================================

                    See notes to financial statements.



FRANKLIN TAX-FREE TRUST

Financial Statements (continued)



STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 1999 (unaudited) and the year ended February 28, 1999



                                                              FRANKLIN LOUISIANA                   FRANKLIN MARYLAND
                                                              TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                        -----------------------------------  ------------------------------------
                                                          SIX MONTHS            YEAR            SIX MONTHS           YEAR
                                                             ENDED              ENDED              ENDED             ENDED
                                                        AUGUST 31, 1999   FEBRUARY 28, 1999   AUGUST 31, 1999   FEBRUARY 28, 1999
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................      $   4,292,451       $   7,936,886       $   6,616,373       $  12,055,275
  Net realized gain (loss) from investments ......           (331,464)            488,946              32,896           1,358,390
  Net unrealized depreciation on investments .....         (8,454,167)           (690,249)        (13,742,756)            (76,966)
                                                        -------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations .............................         (4,493,180)          7,735,583          (7,093,487)         13,336,699
 Distributions to shareholders from:
  Net investment income:
   Class A .......................................         (4,032,708)         (7,761,641)         (6,222,722)        (11,448,258)
   Class C .......................................           (259,743)           (350,878)           (393,651)           (607,017)
  In excess of net investment income:
   Class A .......................................           (111,295)             (7,732)            (37,043)            (84,177)
   Class C .......................................             (7,168)               (350)             (2,343)             (4,463)
  Net realized gains:
   Class A .......................................                 --                  --            (671,718)           (871,879)
   Class C .......................................                 --                  --             (49,584)            (56,008)
                                                        -------------------------------------------------------------------------
 Total distributions to shareholders .............         (4,410,914)         (8,120,601)         (7,377,061)        (13,071,802)
 Capital share transactions: (Note 2)
   Class A .......................................          5,248,048          23,548,340           8,677,060          39,756,722
   Class C .......................................          3,022,007           5,527,638           2,639,071           6,298,607
                                                        -------------------------------------------------------------------------
 Total capital share transactions ................          8,270,055          29,075,978          11,316,131          46,055,329
  Net increase (decrease) in net assets ..........           (634,039)         28,690,960          (3,154,417)         46,320,226
Net assets:
 Beginning of period .............................        168,081,543         139,390,583         269,839,477         223,519,251
                                                        -------------------------------------------------------------------------
 End of period ...................................      $ 167,447,504       $ 168,081,543       $ 266,685,060       $ 269,839,477
                                                        =========================================================================
Accumulated distributions in excess of net
 investment income included in net assets:
  End of period ..................................      $    (126,545)      $      (8,082)      $    (171,621)      $    (132,235)
                                                        =========================================================================

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 1999 (unaudited) and the year ended February 28, 1999


                                                              FRANKLIN MISSOURI                  FRANKLIN NORTH CAROLINA
                                                             TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                        -------------------------------------------------------------------------
                                                           SIX MONTHS          YEAR             SIX MONTHS           YEAR
                                                             ENDED             ENDED               ENDED             ENDED
                                                        AUGUST 31, 1999   FEBRUARY 28, 1999   AUGUST 31, 1999   FEBRUARY 28, 1999
                                                        -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................      $  10,159,879       $  17,579,385       $   9,748,567       $  17,127,841
  Net realized gain (loss) from investments ......           (783,702)            490,267             218,246             832,636
  Net unrealized appreciation (depreciation) on
    investments ..................................        (21,677,959)           (605,052)        (21,202,218)            413,367
                                                        -------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations .............................        (12,301,782)         17,464,600         (11,235,405)         18,373,844
 Distributions to shareholders from:
  Net investment income:
  Class A ........................................         (9,928,475)        (17,097,301)         (8,921,635)        (15,908,188)
  Class C ........................................           (523,302)           (677,489)           (911,121)         (1,292,262)
  In excess of net investment income:
  Class A ........................................             (3,510)                 --             (63,271)                 --
  Class C ........................................               (185)                 --              (6,462)                 --
  Net realized gains:
  Class A ........................................           (440,962)           (848,423)                 --                  --
  Class C ........................................            (27,139)            (35,015)                 --                  --
                                                        -------------------------------------------------------------------------
 Total distributions to shareholders .............        (10,923,573)        (18,658,228)         (9,902,489)        (17,200,450)
 Capital share transactions: (Note 2)
  Class A ........................................         18,746,288          80,047,632          16,060,662          50,945,959
  Class C ........................................          6,287,682          10,400,259           6,332,137          18,021,556
                                                        -------------------------------------------------------------------------
 Total capital share transactions ................         25,033,970          90,447,891          22,392,799          68,967,515
  Net increase in net assets .....................          1,808,615          89,254,263           1,254,905          70,140,909
Net assets:
 Beginning of period .............................        407,343,819         318,089,556         387,589,841         317,448,932
                                                        -------------------------------------------------------------------------
 End of period ...................................      $ 409,152,434       $ 407,343,819       $ 388,844,746       $ 387,589,841
                                                        =========================================================================
Undistributed net investment income (accumulated
 distributions in excess of net investment income)
   included in net assets:
   End of period .................................      $      (3,695)      $     291,898       $     (69,732)      $      84,190
                                                        =========================================================================


                    See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
for the six months ended August 31, 1999 (unaudited) and the year ended February 28, 1999



                                                                 FRANKLIN TEXAS                       FRANKLIN VIRGINIA
                                                              TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                        ------------------------------------  --------------------------------------
                                                           SIX MONTHS           YEAR            SIX MONTHS             YEAR
                                                             ENDED              ENDED              ENDED               ENDED
                                                        AUGUST 31, 1999    FEBRUARY 28, 1999   AUGUST 31, 1999    FEBRUARY 28, 1999
                                                        ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................   $   3,328,310       $   6,806,106       $   9,971,820       $  18,677,118
  Net realized gain (loss) from investments .........         (23,713)          1,167,854          (1,050,662)            267,647
  Net unrealized appreciation (depreciation) on
    investments .....................................      (6,336,938)         (1,644,556)        (20,303,584)            703,456
                                                        ----------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting
    from operations .................................      (3,032,341)          6,329,404         (11,382,426)         19,648,221
 Distributions to shareholders from:
  Net investment income:
  Class A ...........................................      (3,213,079)         (6,648,209)         (9,441,875)        (18,091,651)
  Class C ...........................................        (115,231)           (157,897)           (529,945)           (779,882)
  In excess of net investment income:
  Class A ...........................................         (68,485)             (6,115)           (160,830)            (17,247)
  Class C ...........................................          (2,456)               (145)             (9,027)               (743)
  Net realized gains:
  Class A ...........................................        (440,542)         (2,340,989)                 --            (789,058)
  Class C ...........................................         (17,396)            (58,681)                 --             (38,432)
                                                        ----------------------------------------------------------------------------
 Total distributions to shareholders ................      (3,857,189)         (9,212,036)        (10,141,677)        (19,717,013)
 Capital share transactions: (Note 2)
  Class A ...........................................      (3,482,792)            (25,786)          3,815,207          47,531,270
  Class C ...........................................         (53,589)          3,223,143           2,179,396           9,617,382
                                                        ----------------------------------------------------------------------------
 Total capital share transactions ...................      (3,536,381)          3,197,357           5,994,603          57,148,652
  Net increase (decrease) in net assets .............     (10,425,911)            314,725         (15,529,500)         57,079,860
Net assets:
 Beginning of period ................................     132,967,994         132,653,269         402,465,338         345,385,478
                                                        ----------------------------------------------------------------------------
 End of period ......................................   $ 122,542,083       $ 132,967,994       $ 386,935,838       $ 402,465,338
                                                        ============================================================================
Accumulated distributions in excess of net investment
 income included in net assets:
  End of period .....................................   $    (200,564)      $    (129,623)      $    (187,847)      $     (17,990)
                                                        ============================================================================

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series (the Funds). All Funds included in this report are diversified except the Franklin Maryland Tax-Free Income Fund. The Funds' investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Funds, except for the Franklin Kentucky Tax-Free Income Fund, offer two classes of shares: Class A and Class C. Effective January 1, 1999, Class I and II were renamed Class A and Class C, respectively. Each class of shares differs by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

At August 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN ALABAMA                       FRANKLIN FLORIDA
                                                            TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                        ----------------------------------------------------------------------
CLASS A SHARES:                                           SHARES            AMOUNT              SHARES              AMOUNT
                                                        ----------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ..................................          1,269,263       $  14,643,598           9,485,014       $ 111,131,259
 Shares issued in reinvestment of distributions            241,989           2,774,817           1,189,354          13,871,903
 Shares redeemed ..............................         (1,614,576)        (18,460,696)        (14,021,681)       (162,994,538)
                                                        ----------------------------------------------------------------------
 Net decrease .................................           (103,324)      $  (1,042,281)         (3,347,313)      $ (37,991,376)
                                                        ======================================================================
Year ended February 28, 1999
 Shares sold ..................................          3,928,750       $  46,288,384          27,102,249       $ 322,736,020
 Shares issued in reinvestment of distributions            497,017           5,847,857           2,172,745          25,852,864
 Shares redeemed ..............................         (2,107,060)        (24,811,744)        (18,386,112)       (218,713,858)
                                                          --------------------------------------------------------------------
 Net increase .................................          2,318,707       $  27,324,497          10,888,882       $ 129,875,026
                                                        ======================================================================

CLASS C SHARES:

Six months ended August 31, 1999
 Shares sold ..................................            302,858       $   3,512,479           1,117,041       $  13,207,023
 Shares issued in reinvestment of distributions             16,780             193,257              81,550             959,517
 Shares redeemed ..............................           (133,265)         (1,532,804)           (865,745)        (10,189,398)
                                                          --------------------------------------------------------------------
 Net increase .................................            186,373       $   2,172,932             332,846       $   3,977,142
                                                          ====================================================================
Year ended February 28, 1999
 Shares sold ..................................            572,980       $   6,785,441           3,192,922       $  38,333,343
 Shares issued in reinvestment of distributions             27,698             327,338             142,767           1,712,748
 Shares redeemed ..............................           (119,184)         (1,408,006)         (1,141,979)        (13,692,903)
                                                          --------------------------------------------------------------------
 Net increase .................................            481,494       $   5,704,773           2,193,710       $  26,353,188
                                                          ====================================================================

                                                                  FRANKLIN GEORGIA                 FRANKLIN KENTUCKY
                                                                TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                      ---------------------------------------------------------------------
CLASS A SHARES:                                                 SHARES       AMOUNT              SHARES       AMOUNT
                                                      ---------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ..................................         1,042,043       $ 12,383,079            804,277       $  9,051,483
 Shares issued in reinvestment of distributions           172,344          2,040,288             67,424            756,907
 Shares redeemed ..............................        (1,082,128)       (12,758,174)          (334,600)        (3,739,427)
                                                      ---------------------------------------------------------------------
 Net increase .................................           132,259       $  1,665,193            537,101       $  6,068,963
                                                      ====================================================================
Year ended February 28, 1999
 Shares sold ..................................         2,585,504       $ 31,326,826          1,245,441       $ 14,308,425
 Shares issued in reinvestment of distributions           368,092          4,460,541            117,256          1,347,644
 Shares redeemed ..............................        (1,656,003)       (20,075,991)          (474,917)        (5,459,859)
                                                      ---------------------------------------------------------------------
 Net increase .................................         1,297,593       $ 15,711,376            887,780       $ 10,196,210
                                                      ====================================================================
CLASS C SHARES:
Six months ended August 31, 1999
 Shares sold ..................................           311,009       $  3,729,863
 Shares issued in reinvestment of distributions            21,885            260,567
 Shares redeemed ..............................          (176,150)        (2,086,493)
                                                      -------------------------------
 Net increase .................................           156,744       $  1,903,937
                                                      ==============================
Year ended February 28, 1999
 Shares sold ..................................           929,760       $ 11,327,791
 Shares issued in reinvestment of distributions            35,188            428,887
 Shares redeemed ..............................          (289,533)        (3,530,759)
                                                      -------------------------------
 Net increase .................................           675,415       $  8,225,919
                                                      ===============================



FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                            FRANKLIN LOUISIANA                  FRANKLIN MARYLAND
                                                           TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                      --------------------------------  ----------------------------------
CLASS A SHARES:                                          SHARES           AMOUNT              SHARES            AMOUNT
                                                      --------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ..................................         1,337,416       $ 15,222,939          2,036,271       $ 23,364,373
 Shares issued in reinvestment of distributions           156,214          1,774,397            330,036          3,766,767
 Shares redeemed ..............................        (1,029,413)       (11,749,288)        (1,616,545)       (18,454,080)
                                                      --------------------------------------------------------------------
 Net increase .................................           464,217       $  5,248,048            749,762       $  8,677,060
                                                      ====================================================================
Year ended February 28, 1999
 Shares sold ..................................         3,221,007       $ 37,387,696          4,888,050       $ 57,057,592
 Shares issued in reinvestment of distributions           306,021          3,551,482            564,968          6,597,373
 Shares redeemed ..............................        (1,499,172)       (17,390,838)        (2,046,845)       (23,898,243)
                                                      --------------------------------------------------------------------
 Net increase .................................         2,027,856       $ 23,548,340          3,406,173       $ 39,756,722
                                                      ====================================================================
CLASS C SHARES:

Six months ended August 31, 1999
 Shares sold ..................................           295,695       $  3,401,797            442,010       $  5,121,459
 Shares issued in reinvestment of distributions            11,590            132,203             27,368            314,538
 Shares redeemed ..............................           (44,802)          (511,993)          (243,851)        (2,796,926)
                                                      --------------------------------------------------------------------
 Net increase .................................           262,483       $  3,022,007            225,527       $  2,639,071
                                                      ====================================================================
Year ended February 28, 1999
 Shares sold ..................................           536,583       $  6,261,123            747,540       $  8,797,704
 Shares issued in reinvestment of distributions            16,406            191,580             38,241            450,176
 Shares redeemed ..............................           (79,281)          (925,065)          (250,371)        (2,949,273)
                                                      --------------------------------------------------------------------
 Net increase .................................           473,708       $  5,527,638            535,410       $  6,298,607
                                                      ====================================================================

                                                             FRANKLIN MISSOURI                    FRANKLIN NORTH CAROLINA
                                                            TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                       ----------------------------------  -----------------------------------
CLASS A SHARES:                                           SHARES            AMOUNT               SHARES             AMOUNT
                                                       -----------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ..................................          4,714,640       $  56,436,247           2,942,047       $  35,225,226
 Shares issued in reinvestment of distributions            408,327           4,864,608             382,579           4,550,415
 Shares redeemed ..............................         (3,552,166)        (42,554,567)         (1,995,955)        (23,714,979)
                                                       -----------------------------------------------------------------------
 Net increase .................................          1,570,801       $  18,746,288           1,328,671       $  16,060,662
                                                       =======================================================================
Year ended February 28, 1999
 Shares sold ..................................          8,870,628       $ 108,367,210           6,146,411       $  74,796,684
 Shares issued in reinvestment of distributions            712,755           8,699,355             654,741           7,962,453
 Shares redeemed ..............................         (3,032,017)        (37,018,933)         (2,617,169)        (31,813,178)
                                                       -----------------------------------------------------------------------
 Net increase .................................          6,551,366       $  80,047,632           4,183,983       $  50,945,959
                                                       =======================================================================
CLASS C SHARES:

Six months ended August 31, 1999
 Shares sold ..................................            589,758       $   7,073,224             727,985       $   8,742,763
 Shares issued in reinvestment of distributions             32,604             389,350              49,114             587,581
 Shares redeemed ..............................            (98,199)         (1,174,892)           (252,497)         (2,998,207)
                                                       -----------------------------------------------------------------------
 Net increase .................................            524,163       $   6,287,682             524,602       $   6,332,137
                                                       =======================================================================
Year ended February 28, 1999
 Shares sold ..................................            904,387       $  11,088,809           1,597,185       $  19,527,930
 Shares issued in reinvestment of distributions             41,559             509,208              68,045             832,816
 Shares redeemed ..............................            (97,734)         (1,197,758)           (190,827)         (2,339,190)
                                                       -----------------------------------------------------------------------
 Net increase .................................            848,212       $  10,400,259           1,474,403       $  18,021,556
                                                       =======================================================================

FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                             FRANKLIN TEXAS                     FRANKLIN VIRGINIA
                                                          TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------
CLASS A SHARES:                                         SHARES           AMOUNT             SHARES           AMOUNT
                                                      -----------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ......................................      363,569      $  4,098,094         2,296,566      $ 26,786,142
 Shares issued in reinvestment of distributions ...      148,411         1,658,564           404,562         4,702,439
 Shares redeemed ..................................     (829,039)       (9,239,450)       (2,387,380)      (27,673,374)
                                                      -----------------------------------------------------------------
 Net increase (decrease) ..........................     (317,059)     $ (3,482,792)          313,748      $  3,815,207
                                                      =================================================================
Year ended February 28, 1999
 Shares sold ......................................    1,063,854      $ 12,279,433         6,206,679      $ 73,827,181
 Shares issued in reinvestment of distributions ...      369,534         4,258,680           791,873         9,417,456
 Shares redeemed ..................................   (1,433,300)      (16,563,899)       (3,001,436)      (35,713,367)
                                                      -----------------------------------------------------------------
 Net increase .....................................           88      $    (25,786)        3,997,116      $ 47,531,270
                                                      =================================================================
CLASS C SHARES:
Six months ended August 31, 1999
 Shares sold ......................................       55,674      $    634,160           342,838      $  4,041,739
 Shares issued in reinvestment of distributions ...        7,514            85,033            27,874           326,027
 Shares redeemed ..................................      (67,553)         (772,782)         (188,135)       (2,188,370)
                                                      -----------------------------------------------------------------
 Net increase (decrease) ..........................       (4,365)     $    (53,589)          182,577      $  2,179,396
                                                      =================================================================
Year ended February 28, 1999
 Shares sold ......................................      324,935      $  3,790,151           916,509      $ 10,970,899
 Shares issued in reinvestment of distributions ...       12,858           149,890            41,576           497,850
 Shares redeemed ..................................      (61,489)         (716,898)         (154,863)       (1,851,367)
                                                      -----------------------------------------------------------------
 Net increase .....................................      276,304      $  3,223,143           803,222      $  9,617,382
                                                      =================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE             MONTH-END NET ASSETS
       -------------------------------------------------------------------------

         .625%               First $100 million

         .500%               Over $100 million, up to and including $250 million

         .450%               In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10% and .65% per year of their average daily net asset of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.



FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES  (CONT.)

Distributors received (paid) net commissions from (on) sales of the Funds shares, and received contingent deferred sales charges for the period as follows:

                                            FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                             ALABAMA        FLORIDA        GEORGIA       KENTUCKY      LOUISIANA
                                            TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                           INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                           ----------------------------------------------------------------------
Net commissions received (paid) .......    $ (25,097)     $(231,895)     $ (34,234)     $  14,763     $ (42,927)
Contingent deferred sales charges .....    $   7,054      $   9,085      $   9,169      $      --     $  12,923


                                            FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                            MARYLAND       MISSOURI    NORTH CAROLINA      TEXAS       VIRGINIA
                                            TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                           INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                           ----------------------------------------------------------------------
Net commissions paid ..................    $ (59,570)     $ (59,621)     $(116,861)     $  (1,330)    $  (3,739)
Contingent deferred sales charges .....    $  11,555      $  18,783      $  18,456      $   4,569     $  22,306

The Funds paid transfer agent fees of $802,520 of which $664,626 was paid to Investor Services.

4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                              FRANKLIN         FRANKLIN         FRANKLIN
                                              KENTUCKY         LOUISIANA      NORTH CAROLINA
                                              TAX-FREE         TAX-FREE         TAX-FREE
                                             INCOME FUND      INCOME FUND      INCOME FUND
                                             -----------------------------------------------
Capital loss carryovers expiring in:
 2003 ..................................      $450,595         $965,535         $357,415
 2004 ..................................        65,389               --               --
 2005 ..................................       294,278               --          187,812
                                             -----------------------------------------------
                                              $810,262         $965,535         $545,227
                                             ===============================================

At February 28, 1999, Franklin Kentucky Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund have deferred capital losses occurring subsequent to October 31, 1998 of $32,325 and $11,635, respectively. For tax purposes, such losses will be reflected in the year ending February 29, 2000.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At August 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                       FRANKLIN            FRANKLIN            FRANKLIN           FRANKLIN          FRANKLIN
                                       ALABAMA             FLORIDA             GEORGIA            KENTUCKY         LOUISIANA
                                       TAX-FREE            TAX-FREE            TAX-FREE           TAX-FREE          TAX-FREE
                                     INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND       INCOME FUND
                                    -------------------------------------------------------------------------------------------
Investments at cost ...........     $ 240,415,527      $ 1,736,272,401      $ 181,539,982      $ 66,776,748      $ 173,525,476
                                    ===========================================================================================
Unrealized appreciation .......     $   6,280,905      $    68,547,289      $   4,427,081      $  1,731,481      $   4,287,984
Unrealized depreciation .......        (7,967,632)         (33,082,674)        (3,772,257)       (1,735,180)        (4,159,242)
                                    -------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) ..............     $  (1,686,727)     $    35,464,615      $     654,824      $     (3,699)     $     128,742
                                    ===========================================================================================

                                       FRANKLIN            FRANKLIN            FRANKLIN           FRANKLIN          FRANKLIN
                                       MARYLAND            MISSOURI         NORTH CAROLINA         TEXAS            VIRGINIA
                                       TAX-FREE            TAX-FREE            TAX-FREE           TAX-FREE          TAX-FREE
                                     INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND       INCOME FUND
                                    -------------------------------------------------------------------------------------------
Investments at cost ...........     $ 263,034,788      $   405,198,805      $ 387,615,036      $128,594,863      $ 385,427,339
                                    ===========================================================================================
Unrealized appreciation .......     $   6,392,025      $    10,571,574      $  10,329,589      $  3,890,919      $  10,810,021
Unrealized depreciation .......        (5,985,799)         (10,652,558)       (10,581,099)       (2,797,804)        (8,540,889)
                                    -------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) ..............     $     406,226      $       (80,984)     $    (251,510)     $  1,093,115      $   2,269,132
                                    ===========================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1999 were as follows:

                                       FRANKLIN            FRANKLIN            FRANKLIN           FRANKLIN          FRANKLIN
                                       ALABAMA             FLORIDA             GEORGIA            KENTUCKY         LOUISIANA
                                       TAX-FREE            TAX-FREE            TAX-FREE           TAX-FREE          TAX-FREE
                                     INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND       INCOME FUND
                                    -------------------------------------------------------------------------------------------
Purchases .....................     $  33,235,796      $   236,715,727      $  51,313,900      $  9,825,423      $  33,660,968
Sales .........................     $  30,690,682      $   230,946,478      $  39,731,380      $  3,168,190      $  22,588,724

                                       FRANKLIN            FRANKLIN            FRANKLIN           FRANKLIN          FRANKLIN
                                       MARYLAND            MISSOURI         NORTH CAROLINA         TEXAS            VIRGINIA
                                       TAX-FREE            TAX-FREE            TAX-FREE           TAX-FREE          TAX-FREE
                                     INCOME FUND         INCOME FUND         INCOME FUND        INCOME FUND       INCOME FUND
                                    -------------------------------------------------------------------------------------------
Purchases .....................     $  22,912,123      $    67,915,014      $  44,936,484      $ 18,760,191      $  45,681,919
Sales .........................     $   2,660,625      $    41,240,936      $  17,785,318      $ 17,584,016      $  33,911,101


6. CREDIT RISK AND DEFAULTED SECURITIES

At August 31, 1999, the Franklin Florida Tax-Free Income Fund held defaulted securities with a value aggregating $9,945,000 representing .57% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states and/or U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states and/or U.S. territories and possessions.




SHAREHOLDER LETTER



Dear Shareholder:


This semiannual report for Franklin Tax-Free Trust covers the period ended August 31, 1999.

During the six months under review, U.S. bond markets continued to experience challenging times. The yield on the benchmark 30-year Treasury bond steadily increased, from 5.57% on February 28, 1999, to 6.07% on August 31, 1999 -- reaching a high of 6.25% on August 10, 1999. Although many of the uncertainties associated with hedge funds and 1998's financial stresses on Asia, Latin America and Eastern Europe either dissipated or stabilized, the Federal Reserve Board's (the Fed's) position toward domestic inflationary tendencies renewed investor concern. At its June 30 meeting, the Federal Open Market Committee (FOMC) raised the federal funds target rate to 5.00%, while announcing a neutral bias toward further increases, which most investors initially viewed as positive. However, most bond investors became cautious as they perceived Alan Greenspan's testimony before the U.S. House of Representatives on July 22, 1999, as a change by the Fed from a neutral bias to one of possibly raising rates. Indeed, the FOMC raised its target for the federal funds rate another quarter-percentage point to 5.25% and again adopted a neutral bias at its August 24, 1999, meeting, which appeared to stabilize the bond markets for the short term.

The economy's future direction and its effect on inflationary pressures will ultimately determine the level of volatility that impacts the bond markets in the near future. During the period under review, many investors uncharacteristically reacted very swiftly to new releases of economic data or Fed announcements, and in many instances the market overcorrected. Investors with short-term investment horizons may view such instability as unfavorable. However, we prefer to take a long-term approach toward investing and find that recent market conditions afforded us opportunities not only to increase the funds' income-earning potential, but also to enhance the portfolios' overall structure. Our conservative, long-term, buy-and-hold philosophy enables us to


CONTENTS

Shareholder Letter .......................................................     1

Special Feature: Uncovering Tax-Free Opportunities .......................     5

Fund Reports

Franklin Arizona Tax-Free Income Fund ....................................     8

Franklin Colorado Tax-Free Income Fund ...................................    12

Franklin Connecticut Tax-Free Income Fund ................................    15

Franklin Federal Intermediate-Term Tax-Free Income Fund ..................    19

Franklin High Yield Tax-Free Income Fund .................................    23

Franklin New Jersey Tax-Free Income Fund .................................    28

Franklin Oregon Tax-Free Income Fund .....................................    32

Franklin Pennsylvania Tax-Free Income Fund ...............................    36

Franklin Puerto Rico Tax-Free Income Fund ................................    40

Municipal Bond Ratings ...................................................    44

Financial Highlights & Statement of Investments ..........................    46

Financial Statements .....................................................   111

Notes to Financial Statements ............................................   122

                                [PYRAMID GRAPH]
WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.(1) You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary that follows your fund's report.


produce comparatively high credit-quality portfolios that distribute favorable tax-free income.(1) We do not purchase exotic derivative products or use leverage as part of our investment strategy to increase yield because we also strive to maintain low share-price volatility. We encourage you to examine the credit quality of your tax-free fund, as well as its yield when evaluating your investment needs.

With municipal bond insurance prevalent over the past few years, the difference in yields between high- and lower-rated bonds has narrowed compared to historical levels. As a result, many of our funds in recent years chose to invest in high-rated bonds because of the risk versus return characteristics in the marketplace. At the end of this reporting period, many of our tax-free funds held a large percentage of AAA-rated bonds, reflecting the portfolios' high quality. Our disciplined, long-term, income-oriented investment approach, along with our ability to recognize value, enables us to offer funds providing attractive tax-free yields while enjoying excellent credit quality characteristics compared to their peers. Historically more than 85% of total return for municipal bonds is derived from the income component. In light of this, we choose to concentrate on income and risk-adjusted total return in managing our funds, and on this basis, most of our tax-free funds compare very favorably to their peers.

As the interest-rate outlook stabilizes and inflationary concerns diminish, we expect the bond markets to become more stable. Overall, we expect municipal bonds to perform well, as at the end of the reporting period the ratio of yields for the Bond Buyer 40 Municipal Index versus the 30-year Treasury bond approached 95%, considerably higher than the historical average of 89%, which means municipal bonds are relatively inexpensive. Furthermore, municipal bond supply for 1999 is expected to be approximately 18% less than in 1998, with about $230 billion coming to market. The reduced supply should enhance municipal bonds' performance going forward.

Please keep in mind that interest rates and thus, bond prices, rise and fall depending on the economy. Such fluctuations are a normal part of investing, and one should expect this when investing in any security, including municipal bonds. Municipal bond funds can help lower such volatility, as they offer a level of diversification that is difficult for individual investors to achieve on their own. They continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to reduce risk in their portfolios. Depending on your federal and state tax a taxable investment would need to offer a higher yield than the taxable yield of a tax-free investment. We encourage you to discuss your financial goals an investment representative. As always, we appreciate your support, welcome questions and look forward to serving your investment needs in the years ahead.


1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Thomas J. Kenny

Thomas J. Kenny
Director
Franklin Municipal Bond Department


FRANKLIN MUNICIPAL BOND FUNDS ARE STAR QUALITY


OVERALL MORNINGSTAR RATINGS(TM)

These funds in Franklin Tax-Free Trust were rated against a universe of 1,591; 1,210 and 372 municipal bond funds for the 3-, 5- and 10-year periods, respectively, ended August 31, 1999.


You may be pleased to know how well your Franklin Tax-Free Income Fund compares with the competition. Morningstar, a leading mutual fund rating company, awarded 33 Franklin municipal bond funds their highest ratings, four or five stars. With one of the largest municipal bond departments in the industry, Franklin Templeton has the resources needed to identify attractive municipal bond opportunities and the know-how to purchase them at favorable prices. We offer investors more high-quality choices than any other fund group followed by Morningstar.



*****

FIVE-STAR FRANKLIN TAX-FREE INCOME FUNDS(1,2)

Franklin Federal Intermediate-Term Tax-Free Income Fund - Class A

Franklin High Yield Tax-Free Income Fund - Class A

Franklin Pennsylvania Tax-Free Income Fund - Class A



****

FOUR-STAR FRANKLIN TAX-FREE INCOME FUNDS(1,2)

Franklin Arizona Tax-Free Income Fund - Class A

Franklin Colorado Tax-Free Income Fund - Class A

Franklin Connecticut Tax-Free Income Fund - Class A

Franklin New Jersey Tax-Free Income Fund - Class A

Franklin Oregon Tax-Free Income Fund - Class A

Franklin Puerto Rico Tax-Free Income Fund - Class A



1. For investors subject to federal or state alternative minimum tax, all or a portion of the dividends may be subject to such tax, depending on the fund. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. For the 3-, 5- and 10-year periods ended August 31, 1999, the respective Morningstar ratings were as follows: Arizona Tax-Free Income 4, 4, 4; Colorado Tax-Free Income 3, 4, 4; Connecticut Tax-Free Income 4, 4, 3; Federal Intermediate-Term Tax-Free Income 4, 5, N/A; High Yield Tax-Free Income 5, 5, 5; New Jersey Tax-Free Income 4, 4, 4; Oregon Tax-Free Income 4, 4, 3; Pennsylvania Tax-Free Income 4, 5, 5; Puerto Rico Tax-Free Income 4, 5, 4.

Morningstar proprietary ratings reflect historical risk-adjusted performance and can change monthly. They are calculated from the fund's 3-, 5- and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate sales charge adjustments, and a risk factor reflecting performance below 90-day T-bill returns. The top 10% of funds in a broad asset class receive five stars, the next 22.5% four stars, the next 35% three stars, the next 22.5% two stars, and the bottom 10% one star. Ratings are for Class A shares only; other classes may vary. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

You have previously received a prospectus for Franklin Tax-Free Trust in which you are a shareholder. Franklin Templeton Distributors, Inc. is the principal underwriter of the Trust.

This page is not part of the shareholder report.

[SPECIAL UPDATE GRAPHIC]

UNCOVERING TAX-FREE OPPORTUNITIES


[PHOTO OF RAFAEL COSTAS] Rafael Costas, Senior Vice President and Director of Franklin's Municipal Research Department, discusses how research is an integral part of Franklin's tax-free income funds' success.

Q: Could you provide an overview of Franklin's research department?

RAFAEL COSTAS: We have one of the industry's largest municipal research staffs, allowing us to routinely analyze more than 2,000 debt issuers a year. The research department analysts work closely with our portfolio managers, who rely on these analysts when making buy and sell decisions. With a focus on in-depth research and the discipline to buy when others are selling, we often are able to find exciting opportunities at temporarily depressed prices. Generally, we concentrate on investment grade issues. Of course, for our high yield funds, we also look for below investment-grade bonds that we feel offer appropriate rewards for the increased risk.

Q: What are some advantages of Franklin's size and reputation?

RAFAEL: Today, Franklin is one of the nation's leading tax-free fund managers. Our size, with approximately $50 billion of tax-free investments, often enables us to purchase investments at advantageous prices, which in turn, can help keep investment costs low. We pass on these savings to shareholders in the form of higher tax-free yields.(1) In addition, our size often makes us a favorite of new issuers, as many prefer to work with a minimum number of investors.

Q: What type of tax-free bonds do you favor?

RAFAEL: We typically look for investment-grade bonds, as we try to provide our shareholders high, current income with a relatively low level of risk. Most of our investment grade tax-free bond funds are composed of a high percentage of securities rated AAA or AA, the highest ratings bonds can receive from national credit rating agencies.(2) In addition, many of our purchases are insured because of the prevalence of insurance in the municipal bond marketplace in the past few years. Insured securities normally are rated AAA, further improving the quality of our funds. For our high yield funds, we look for bonds which may be out of favor but, in our view, still have solid fundamentals and the potential to be upgraded. In fact, we devote much of our research efforts to finding such bonds in the low investment-grade, high yield sectors.

1. For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Ratings can change.

Q: How do you research a bond?

RAFAEL: We emphasize detailed, high-quality research, which often enables us to uncover attractive investments that others may have overlooked. When presented with an opportunity, our analysts carefully consider such factors as the bond's purpose, who will repay the bond, if the projections are reasonable, the payment schedule and the issuer's credit history. We incorporate all of the numerical findings in our internal, proprietary databases and spreadsheets created by our analysts. With the processed information and analysis, we meet with our portfolio managers to discuss the merits of each individual issue. The portfolio manager's decision to buy a security will depend largely on our analysis of the bond's credit quality and price. We continue to monitor our investments closely after the purchase, looking for signs of potential problems as well as additional opportunities.

Q: Do you feel it is important to personally meet management and municipal officials?

RAFAEL: Very much so. Each year Franklin's analysts and portfolio managers visit hundreds of sites to garner an understanding that can be obtained only through personal inspection. They meet face-to-face with the project's management and municipal officials to discuss firsthand any potential problems. Our analysts also can use these meetings to discover new opportunities, often before they are widely known.

Q: Do issuers and investment bankers ever come to Franklin?

RAFAEL: Our sizable presence in the municipal bond market frequently means that issuers and their bankers come to us with new issues. In a typical day, we may receive between 50 and 100 calls from brokers offering new and secondary issues. Approximately three times a week, investment bankers visit our offices, usually as part of an issue's road show. We view these as excellent opportunities not only to buy issues at favorable prices, but also to propose changes to the issue, enhancing its quality and appeal to our distinct standards.


                                    [PHOTO]

Municipal research analyst Molly Butler discusses a bond issue with portfolio manager Stella Wong.

Q: How can Franklin's research influence the portfolio managers investment decisions?

RAFAEL: Our extensive research allows us to use a contrarian approach to investing, because we firmly believe that near-term volatility can create opportunities for greater long-term yields. For example, when Moody's, Standard & Poor's or Fitch, three national credit rating agencies, downgrade a bond, many investors sell the issue, sometimes reducing prices to what we believe are attractive levels. As we evaluate our investments based on our internal assessments, we can use these valuable opportunities to purchase what we believe are high-quality issues at temporarily depressed prices.

External events can also lead to situations where bonds become undervalued. Over the past few years, for example, Medicare reform negatively affected the hospital bond sector, even for those hospitals in strong financial shape. As many hospitals' credit profiles weakened, we were able to find value selectively through our analysts' expertise. Seeking to take advantage of this, we recommended such bonds to our portfolio managers who purchased them at a time when the market seemed to be shunning these issues.

Q: Could you provide an example of a successful outcome of your research?

RAFAEL: Sure. A perfect example is Tucson Electric Power (TEP). It issued $579 million in tax-exempt debt in 1997-98. However, the utility had a long, troubled history and its debt was rated below investment grade. So, Molly Butler, our electric utility analyst, and I flew to Tucson and spent an entire day with TEP's top executives and division heads. We discussed their history, current position and future plans as well as challenged and questioned many of their projections and assumptions. At the end of the day, we were satisfied that their management team had a clear vision and a realistic plan for the future.

Q: How is TEP doing today?

RAFAEL: Since then, the rating agencies have raised TEP's credit rating and the bonds have seen a significant increase in value. Of course, the ratings can change again in the future. However, the bonds are still offering above-market yields for our shareholders, because we were able to purchase the securities when they were unpopular. We have an excellent relationship with management and they often call Ms. Butler to discuss the latest releases of information.

THANK YOU, RAFAEL.


WHAT IS A ROAD SHOW?

Before a new issue is brought to the public, the issuer and its investment bankers travel around the country making presentations to potential investors concerning the issuer's financial information and outlook.


FRANKLIN ARIZONA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Long-Term Investments
8/31/99

[PIE CHART]

AAA -  50.5%
AA  -  15.1%
A   -  17.8%
BBB -  16.6%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


Your Fund's Goal: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Arizona state personal income taxes through a portfolio consisting primarily of Arizona municipal bonds.(1)


STATE UPDATE

[GRAPHIC OF ARIZONA]

Arizona's economy continues to surpass optimistic forecasts, driven by employment growth, population increases, a favorable business environment, new home construction and six consecutive years of tax reductions. The job base began dramatically diversifying several years ago, within the expanding high-tech manufacturing and international trade sectors, along with the more traditional mining, agriculture, tourism and retirement industries. The state saw increased but more limited job growth during the reporting period. The state boasts an unemployment rate below the national average, at 4.2% in July 1999, which is even more impressive given the massive influx of new residents. (2)

Such growth is extremely important to the state's economic health. The number of companies interested in relocating to Arizona is soaring, while many existing companies have announced major expansions. In the Phoenix area alone, almost 2,000 new jobs were created in June 1999.(3) Furthermore, these new residents need somewhere to live, fueling the important construction industry. Home building permits in 1999 may break 1998's record of 36,001.(4) The state has seen its personal income figures increase more than 65% since 1990.(5) Arizona, not immune to world economic problems, struggled as three of Arizona's largest copper producers laid off 2,850 workers during the reporting period, as the price of copper remains depressed due to oversupply caused by the Asian crisis.(6) However, these job losses should be easily offset by continued new job growth. One concern for Arizona's economy is that rising interest rates could cause a slowdown in construction spending.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Bureau of Labor Statistics, 8/99.

3. Source: Arizona Dept. of Commerce, The Gold Sheet, 8/99.

4. Source: The Arizona Republic, Arizona Boom Still Booming, 8/99.

5. Source: Arizona Dept. of Commerce, The Gold Sheet, 7/27/99.

6. Source: Tucson Citizen, Copper Down, But Hopes Rise, 7/99.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 47 of this report.

Arizona's future looks very bright. Presently, Arizona has the second fastest-growing population of any state. The favorable climate should continue to draw retiring baby-boomers, and the broad-based economy's ample supply of new jobs should add to the state's younger population.

PORTFOLIO NOTES

Franklin Arizona Tax-Free Income Fund participated in the largest Arizona deal of 1999, the $366 million Mesa, Arizona Industrial and Development Agency (IDA) Health Facilities Revenue bonds for Discovery Health Systems, during the reporting period. We made this issue one of the portfolio's core positions. The bonds were insured and offered at extremely attractive yields for Arizona. Considered a "specialty state," Arizona bonds typically trade at yield levels below the national average for municipal bonds due to supply and demand characteristics. Such purchases gave us the opportunity to restructure the portfolio and we sold other bonds to book tax losses that can be carried forward and used to help offset future capital gains and reduce our shareholders' tax liabilities. Other notable purchases during the reporting period included Maricopa County Hospital Revenue -- Sun Health Corp. and Phoenix Civic Improvement Corp. Excise Tax Revenue bonds.

The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(7) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.18%.

AAA-rated securities made up 50.5% of Franklin Arizona Tax-Free Income Fund's total long-term investments on August 31, 1999, reflecting the fund's high quality. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.


PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
8/31/99


                          % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS

Utilities                    25.4%

Hospital & Health Care       22.7%

Prerefunded                  13.1%

General Obligation            9.3%

Tax Supported Debt            6.0%

Corporate Backed              5.2%

Housing                       5.0%

Transportation                4.6%

Subject to Government
Appropriation                 3.9%

Higher Education              2.5%

Other Revenue                 2.3%


7. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


Arizona's new bond issuance for the first half of 1999 was $1.34 billion, down 43.6% from the same period last year. This reduced new-issue supply combined with strong retail demand for Arizona municipal bonds should help support the value of the portfolio's holdings.

Looking forward, we remain positive on the outlook for Arizona, its municipal bonds and Franklin Arizona Tax-Free Income Fund. The reduced new-issue supply combined with strong demand for Arizona municipal bonds continue to make Arizona municipal bonds attractive investments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS(*)
Franklin Arizona Tax-Free Income Fund
3/1/99 - 8/31/99


                                                  DIVIDEND PER SHARE
                                               -------------------------
MONTH                                           CLASS A        CLASS C
------------------------------------------------------------------------

March                                          4.75 cents     4.24 cents
April                                          4.75 cents     4.24 cents
May                                            4.75 cents     4.24 cents
June                                           4.75 cents     4.27 cents
July                                           4.75 cents     4.27 cents
August                                         4.75 cents     4.27 cents
------------------------------------------------------------------------
TOTAL                                          28.5 CENTS    25.53 CENTS


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


FRANKLIN ARIZONA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE         8/31/99    2/28/99
------------------------------------------------------------------------------

Net Asset Value                              -$0.59         $10.79     $11.38
                                              DISTRIBUTIONS (3/1/99 - 8/31/99)
                                              --------------------------------

Dividend Income                               $0.2850
Long-Term Capital Gain                        $0.0346

        TOTAL                                 $0.3196

CLASS C                                       CHANGE        8/31/99    2/28/99
------------------------------------------------------------------------------

Net Asset Value                               -$0.59        $10.86     $11.45

                                              DISTRIBUTIONS (3/1/99 - 8/31/99)
                                              --------------------------------

Dividend Income                               $0.2553
Long-Term Capital Gain                        $0.0346

        TOTAL                                 $0.2899


CLASS A (formerly Class I):

Subject to the current,maximum 4.25% initial sales charge. Prior to July
1,1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1,1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE

                                                                                              INCEPTION
CLASS A                                        6-MONTH   1-YEAR           5-YEAR    10-YEAR    (9/1/87)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     -2.36%    -0.21%           +30.82%   +91.60%    +127.93%
Average Annual Total Return(2)                 -6.55%    -4.47%            +4.60%    +6.25%    +  6.72%
Distribution Rate(3)                                              5.06%
Taxable Equivalent Distribution Rate(4)                           8.82%
30-Day Standardized Yield(5)                                      4.48%
Taxable Equivalent Yield(4)                                       7.81%

                                                                                    INCEPTION
CLASS C                                        6-MONTH   1-YEAR           3-YEAR     (5/1/95)
---------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     -2.61%    -0.77%           +14.31%    +23.71%
Average Annual Total Return(2)                 -4.56%    -2.73%            +4.22%     +4.79%
Distribution Rate(3)                                               4.63%
Taxable Equivalent Distribution Rate(4)                            8.07%
30-Day Standardized Yield(5)                                       4.06%
Taxable Equivalent Yield(4)                                        7.08%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Arizona state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


FRANKLIN COLORADO TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[PIE CHART]

AAA -  64.2%
AA  -   8.8%
A   -  13.3%
BBB -  13.7%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

Your Fund's Goal: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Colorado state personal income taxes through a portfolio consisting primarily of Colorado municipal bonds.(1)


STATE UPDATE

[GRAPHIC OF COLORADO]

The Colorado economy is on a roll; however, questions remain as to how fast and how far it can go. After posting sluggish growth for the first half of 1999 due to reductions in the construction and services sectors, the economy heated up a little in July, with gains in several high-paying industries, including manufacturing, transportation and construction. Unemployment, at 3.1% in June 1999, remains well below the national average, but a steady stream of new residents so far has eased any labor shortages.(2) Debt per capita remains relatively low and prudent financial management practices have placed the state in a favorable fiscal position.

The city and county of Denver remains Colorado's economic center. The area continues to show robust economic activity, illustrated by the 7.8% average annual increases in the city's tax base over each of the past five years.(3) Like the state, Denver has a relatively low debt per capita and conservative financial management.

While labor shortages could hinder future growth, Colorado and Denver are in strong fiscal shape, which gives them a promising outlook.


PORTFOLIO NOTES

For the first eight months of 1999, the Colorado municipal bond supply was $2.6 billion, an increase of 21.1% compared with the same period in 1998. In addition, the number of insured issues shot up 70.1% in the first six months of 1999, compared with the same year-ago period. Reflecting this trend, AAA-rated securities made up 64.2% of Franklin Colorado Tax-Free Income Fund's total long-term investments on August 31, 1999. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Bureau of Labor Statistics, 8/99.

3. Source: Fitch IBCA, 5/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 53 of this report.

The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.39%.

Notable purchases during the reporting period included revenue bonds from Colorado Springs Utilities, University of Colorado Hospital Authority and University of Colorado - Enterprise System. Hospital and health care remained the fund's largest weighting, at 27.5% of total long-term investments, followed by transportation, at 13.5% on August 31, 1999.

Going forward, Colorado's municipal bond supply for the remainder of the year is expected to remain stable, which should continue to make them attractive investments for investors seeking tax-free income. The fund will maintain its fiscally responsible strategy of seeking to provide a high level of current income with a relatively stable share price.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS(*)
Franklin Colorado Tax-Free Income Fund
3/1/99 - 8/31/99


                                                           DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                    CLASS A       CLASS C
--------------------------------------------------------------------------------

March                                                   4.95 cents    4.38 cents
April                                                   4.95 cents    4.38 cents
May                                                     4.95 cents    4.38 cents
June                                                    4.95 cents    4.42 cents
July                                                    4.95 cents    4.42 cents
August                                                  4.95 cents    4.42 cents
--------------------------------------------------------------------------------
TOTAL                                                  29.70 CENTS   26.40 CENTS


PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
8/31/99


                          % OF TOTAL
                           LONG-TERM
SECTOR                    INVESTMENTS
-------------------------------------

Hospital & Health Care       27.5%

Transportation               13.5%

Utilities                    12.7%

Housing                      10.9%

Tax Supported Debt            8.1%

General Obligation            7.6%

Subject to Government
Appropriation                 6.4%

Higher Education              5.3%

Prerefunded                   5.1%

Corporate Backed              2.9%


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

FRANKLIN COLORADO TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE       8/31/99     2/28/99
-------------------------------------------------------------------------------

Net Asset Value                                -$0.65       $11.40      $12.05

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------

Dividend Income                                $0.2970
Long-Term Capital Gain                         $0.0118

      TOTAL                                    $0.3088

CLASS C                                        CHANGE       8/31/99     2/28/99
-------------------------------------------------------------------------------

Net Asset Value                                -$0.65       $11.46      $12.11

                                               DISTRIBUTIONS (3/1/99 - 8/31/99)
                                               --------------------------------

Dividend Income                                $0.2640
Long-Term Capital Gain                         $0.0118

      TOTAL                                    $0.2758



CLASS A (formerly Class I):

Subject to the current,maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge;thus actual total returns may differ. May 1,1994,the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE


                                                                                            INCEPTION
CLASS A                                      6-MONTH   1-YEAR           5-YEAR    10-YEAR    (9/1/87)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -2.82%    -0.94%           +32.91%   +95.32%    +134.39%
Average Annual Total Return(2)               -6.91%    -5.16%            +4.93%    +6.46%      +6.97%
Distribution Rate(3)                                            4.99%
Taxable Equivalent Distribution Rate(4)                         8.70%
30-Day Standardized Yield(5)                                    4.62%
Taxable Equivalent Yield(4)                                     8.05%

                                                                                  INCEPTION
CLASS C                                      6-MONTH           1-YEAR   3-YEAR     (5/1/95)
-------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   -3.08%            -1.49%   +14.65%    +25.21%
Average Annual Total Return(2)               -4.97%            -3.38%    +4.30%     +5.07%
Distribution Rate(3)                                   4.58%
Taxable Equivalent Distribution Rate(4)                7.98%
30-Day Standardized Yield(5)                           4.22%
Taxable Equivalent Yield(4)                            7.35%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Colorado state personal income tax bracket of 42.6%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


           Past performance is not predictive of future results.


FRANKLIN CONNECTICUT TAX-FREE INCOME FUND


Your Fund's Goal:Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Connecticut state personal income taxes through a portfolio consisting primarily of Connecticut municipal bonds.(1)


STATE UPDATE

[GRAPHIC OF CONNECTICUT]

Connecticut is the nation's wealthiest state, with per-capita income approximately 142% of the national average, as of June 1999.(2) Its economy remains strong, and in May 1999 the unemployment rate was only 3.4%.(3) The powerful economy has resulted in budget surpluses over the past three years, improving the state's financial position.

However, several notable issues temper this scenario. The state's debt per capita is among the highest in the nation; at $3,043 it is more than six times the national median. Plans for future borrowing promise to maintain this high level. Connecticut also has large, unfunded pension liabilities, including $6.9 billion in teachers' retirement funds.(2) Flat or declining population figures, coupled with low unemployment, mean that labor shortages will likely constrain growth going forward.

As of mid-June 1999, 80% of Connecticut's mission-critical computer systems were Year-2000 compliant. The state expects the remainder to be compliant by November 1.(2)

The outlook for Connecticut is generally positive. Although the state has high fixed costs from servicing its large debt, which may hinder growth, its diversified and expanding economy, high wealth and a strengthening financial position bode well for the future. Reflecting this upbeat projection, Standard and Poor's(R), a national credit rating agency, assigned the state an AA rating.(4)


CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/99

[Pie Chart]

AAA -  42.6%
AA  -  21.0%
A   -   8.5%
BBB -  27.9%


* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments in that state than a fund with broader geographical diversification.

2. Source: Moody's Investors Service,State of Connecticut, 6/99.

3. Source: Bureau of Labor Statistics, 8/99.

4. This does not indicate Standard and Poor's rating of the fund.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 57 of this report.

WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell pre-refunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


PORTFOLIO NOTES

Connecticut's municipal bond issuance continued at a snail's pace during the period under review, while the demand from individual and institutional buyers remained robust. Many issuers enhanced their debt's credit quality by purchasing insurance for their upcoming issues, improving their bonds marketability and giving them greater access to new money or better opportunities to refinance existing debt. However, as interest rates rose, prerefunding activity decreased because there was less advantage to issuers.

The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(5) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.50%.

The fund purchased primarily AA, AAA and insured bonds during the period, resulting in a marked increase in the portfolio's quality. The percentage of AAA-rated securities increased significantly, from 29.0% of total long-term investments on February 28, 1999, to 42.6% at the end of the reporting period. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Purchases during the period included Connecticut State Health and Educational Facilities Authority Revenue Bonds for Fairfield University, University of Connecticut Foundation and Horace Bushnell Memorial Hall.

Several times during the six-month period under review, the fund sought to book tax losses, which can be carried forward in the portfolio to help offset any future taxable capital gains and potentially lower shareholders' tax liabilities. The fund was able to sell territorial debt, such as Puerto Rico bonds, to purchase Connecticut state issues. This strategy allowed the fund to remain well-diversified as well as provided opportunities in the future to buy territorial debt, which is highly liquid and well received, when state issues are scarce.

Looking forward, the fund will continue to buy current coupon bonds at a slight discount in its effort to provide shareholders with high, current tax-free income and preservation of capital. In addition, we intend to maintain our strategy of selling pre-refunded bonds to decrease the fund's call exposure.


5. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/99 - 8/31/99


                                               DIVIDEND PER SHARE
                                           --------------------------
MONTH                                        CLASS A        CLASS C
---------------------------------------------------------------------

March                                       4.65 cents     4.12 cents
April                                       4.65 cents     4.12 cents
May                                         4.65 cents     4.12 cents
June                                        4.65 cents     4.14 cents
July                                        4.65 cents     4.14 cents
August                                      4.65 cents     4.14 cents
---------------------------------------------------------------------
TOTAL                                      27.90 cents    24.78 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
8/31/99


                           % OF TOTAL
                            LONG-TERM
SECTOR                     INVESTMENTS
--------------------------------------

Hospital & Health Care        27.7%

Prerefunded                   22.2%

Utilities                     13.3%

Housing                       12.5%

Higher Education              12.3%

General Obligation             5.0%

Tax Supported Debt             1.8%

Subject to Government
Appropriation                  1.7%

Transportation                 1.4%

Other Revenue                  1.3%

Corporate Backed               0.8%


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE      8/31/99      2/28/99
--------------------------------------------------------------------------------

Net Asset Value                                 -$0.62      $10.65       $11.27

                                                DISTRIBUTIONS (3/1/99 - 8/31/99)
                                                --------------------------------

Dividend Income                                 $0.279

CLASS C                                         CHANGE      8/31/99      2/28/99
--------------------------------------------------------------------------------

Net Asset Value                                 -$0.62      $10.68       $11.30

                                                DISTRIBUTIONS (3/1/99 - 8/31/99)
                                                --------------------------------

Dividend Income                                 $0.2478

PERFORMANCE


                                                                                          INCEPTION
CLASS A                                    6-MONTH   1-YEAR           5-YEAR    10-YEAR   (10/3/88)
---------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                 -3.02%    -0.82%           +30.34%   +84.19%   +98.72%
Average Annual Total Return(2)             -7.14%    -5.02%            +4.53%    +5.84%    +6.07%
Distribution Rate(3)                                          5.00%
Taxable Equivalent Distribution Rate(4)                       8.67%
30-Day Standardized Yield(5)                                  4.47%
Taxable Equivalent Yield(4)                                   7.75%

                                                                                INCEPTION
CLASS C                                    6-MONTH           1-YEAR   3-YEAR    (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return(1)                 -3.29%            -1.38%   +13.91%   +23.91%
Average Annual Total Return(2)             -5.16%            -3.26%    +4.09%    +4.82%
Distribution Rate(3)                                 4.60%
Taxable Equivalent Distribution Rate(4)              7.97%
30-Day Standardized Yield(5)                         4.07%
Taxable Equivalent Yield(4)                          7.06%

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current,maximum 4.25% initial sales charge. Prior to July 1,1994,fund shares were offered at a lower initial sales charge;thus actual total returns may differ. May 1,1994,the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Connecticut state personal income tax bracket of 42.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


           Past performance is not predictive of future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your Fund's Goal: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio of municipal bonds with an average weighted maturity (the time in which a debt must be repaid) between 3 and 10 years.(1)


PORTFOLIO NOTES

During the six-month reporting period, the 30-year Treasury bond yield rose from 5.57% on February 28, 1999, to 6.07% on August 31, 1999. As the municipal bond market typically trends with the Treasury market, the yield on the Bond Buyer 40 Municipal Index, an indicator of the municipal bond market, rose during the same period, from 5.23% to 5.78%. At the end of the reporting period, municipal bond yields approached 95% of the yield on Treasury bonds, a ratio historically in the 89% range. Thus, in our opinion municipal bonds were trading relatively cheaply, providing the fund with several excellent buying opportunities.

The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40 was off 8.25%.(2) By comparison, your fund's Class A share price, as measured by net asset value, declined only 3.81%.


CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Based on Long-Term Investments
8/31/99

         [PIE CHART]

AAA                    -  18.3%
AA                     -  10.2%
A                      -  21.0%
BBB                    -  48.8%
Below Investment Grade -   1.7%


* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


1. This dividend income is generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments than a fund with broader diversification.

2. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 61 of this report.


PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
8/31/99

                              % OF TOTAL
                               LONG-TERM
SECTOR                        INVESTMENTS
-----------------------------------------

Utilities                        19.6%

Hospital & Health Care           19.1%

Corporate Backed                 12.0%

Tax Supported Debt               10.8%

Housing                           7.9%

General Obligation                7.3%

Subject to Government
Appropriation                     7.2%

Transportation                    5.7%

Higher Education                  4.0%

Prerefunded                       3.3%

Other Revenue                     3.1%

Our strategy remained unchanged, as we sought to produce high, current, tax-free income, while maintaining share price stability. The fund generally employed a buy-and-hold strategy, keeping portfolio turnover very low over the past six months. We found value in the 10-15 year maturity range, and many of the funds purchased during the reporting period were insured, improving the fund's overall credit quality. During the period, AAA-rated bonds increased from 14.6% to 18.3% of the fund's total long-term investments. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

Additionally, the fund was able to take advantage of opportunities in the market to buy "specialty state" issues at national yield levels. These states generally trade at lower yields than other states due to supply and demand characteristics. The fund purchased bonds over the six-month period in many different sectors, helping to maintain its diversification. Some of the purchases included University of Akron, Ohio General Receipts; Florida State Board of Education Capital Outlay and New Jersey State Housing and Mortgage Finance Agency Revenue.

Going forward, our outlook for the fixed-income markets, including municipal bonds, remains positive. Although we expect the supply of municipals to be relatively strong, we anticipate that the yield ratio of municipal bonds to Treasuries should fall more into its historical trading range, a positive sign for municipal bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS(*)
Franklin Federal Intermediate-Term
Tax-Free Income Fund
3/1/99 - 8/31/99


                      DIVIDEND
MONTH                PER SHARE
-------------------------------

March                4.15 cents

April                4.15 cents

May                  4.15 cents

June                 4.15 cents

July                 4.15 cents

August               4.15 cents
-------------------------------
TOTAL               24.90 CENTS


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                         CHANGE      8/31/99      2/28/99
--------------------------------------------------------------------------------

Net Asset Value                                 -$0.43      $10.87       $11.30

                                                DISTRIBUTIONS (3/1/99 - 8/31/99)
                                                --------------------------------

Dividend Income                                 $0.249


CLASS A (formerly Class I):

Subject to the maximum 2.25% initial sales charge. The fund's manager agreed in advance to waive a portion of its management fees,which reduces operating expenses and increases yield,distribution rate and total return to shareholders. Without these reductions,the fund's distribution rate and total return would have been lower,and yield for the period would have been 4.07%.The fee waiver may be discontinued at any time upon notification to the fund's Board of Trustees.


PERFORMANCE


                                                                                 INCEPTION
CLASS A                                     6-MONTH           1-YEAR   5-YEAR    (9/21/92)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                  -1.57%            +0.58%   +31.95%    +51.42%
Average Annual Total Return(2)              -3.78%            -1.68%    +5.23%     +5.81%
Distribution Rate(3)                                  4.59%
Taxable Equivalent Distribution Rate(4)               7.60%
30-Day Standardized Yield(5)                          4.10%
Taxable Equivalent Yield(4)                           6.79%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the current 4.25 cent per share monthly dividend and the maximum offering price of $11.12 on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


           Past performance is not predictive of future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your Fund's Goal: Franklin High Yield Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a portfolio consisting primarily of higher-yielding, medium- to lower-rated and non-rated municipal securities.(1) As discussed in the fund's prospectus, these securities entail greater risk than higher-rated municipal securities.


PORTFOLIO NOTES

The six-month period ended August 31, 1999, provided challenges and opportunities in the municipal bond market. The 30-year Treasury bond yield rose from 5.57% on February 28, 1999, to 6.07% on August 31, 1999, extending a trend of higher rates that started after the 30-year Treasury bond yield reached a low of 4.70% on October 5, 1998. The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, an indicator of the municipal bond market, was off 8.25%.(2) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.26%.

Given the substantial rate increase, it is interesting to note how the relationship between Treasuries and municipal bonds has changed. In the fall of 1998, when the global financial crisis caused the flight to quality into Treasuries, municipal bonds were actually yielding more than Treasuries for a short while. The ratio of the yield on a generic insured municipal bond to the 30-year Treasury bond yield topped out at 101%, a very rare situation that put municipal bonds in a position to outperform Treasuries. In fact, that has occurred as the principal value of the 30-year Treasury bond has fallen about 17% since October 1998, while a generic insured municipal bond is down about 6%.

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99


                                  [PIE CHART]

AAA                    -  26.2%
AA                     -   2.7%
A                      -   9.7%
BBB                    -  27.6%
Below Investment Grade -  33.8%

* Quality breakdown may include
  internal ratings for bonds not rated
  by a national rating agency.


1. This dividend income is generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 69 of this report.

PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
8/31/99

                           % OF TOTAL
                            LONG-TERM
SECTOR                     INVESTMENTS
--------------------------------------

Utilities                     31.2%

Hospital & Health Care        14.7%

Prerefunded                   13.6%

Tax Supported Debt            10.2%

General Obligation             7.5%

Transportation                 7.2%

Corporate Backed               6.5%

Housing                        3.4%

Subject to Government
Appropriation                  3.1%

Other Revenue                  2.3%

Higher Education               0.3%

The supply of bonds in the municipal market also has been more favorable this calendar year. In 1998, the supply was unusually large, with more than $280 billion coming to market. For 1999, we expect about $230 billion of supply, approximately 18% less than 1998, which should help municipal bonds' performance.

We continue to invest with our proven strategy that has guided our performance through the years -- seeking to maximize income by finding the best value and investing at a slight discount. Such a strategy has worked through many different interest rate cycles, generally allowing us to provide high, current income. The strategy also sets up the portfolio defensively, so that in the recent rising interest-rate environment, our tax-free funds performed favorably versus our competition. Also, we attempted to take advantage of recent market conditions by selling bonds to book tax losses, which can be carried forward in the portfolio to help offset any taxable capital gains in the future and potentially lower shareholders' tax liabilities, and reinvesting the proceeds at higher rates.

While interest rates rose in general, the high yield sector of the municipal bond market held its value very well. The yield difference, or spread, between a lower-rated bond, such as those in which the fund invests, and an insured bond widened significantly between the spring and fall of 1998. During that period, we invested aggressively, taking advantage of investor concerns as spreads widened and high yield bond prices fell. But with the increase in interest rates during the six months under review, the spread narrowed, allowing the value of high yield bonds to improve relative to higher quality bonds.

We continued to seek out plenty of favorable opportunities in certain sectors of the high yield market. Decreasing revenues from Medicare due to the Balanced Budget Act caused uncertainty in the health care market, as some investors became extremely nervous about these companies' ability to pay their debt. This resulted in many opportunities to buy bonds at distressed levels that we believe provide substantial value. Adhering to our research-based, value approach, we sought to take advantage of some excellent opportunities, and during the period, we purchased Mesa, Arizona Industrial and Development Authority (IDA) Health Facilities Revenue bonds for Discovery Health Systems and Harris County Health Facilities Development Corp. Revenue bonds for Christus Health. We see more opportunities in the future as we continue to search all sectors in the municipal bond marketplace.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS(*)
Franklin High Yield Tax-Free Income Fund
3/1/99 - 8/31/99


                                                  DIVIDEND PER SHARE
                                      ------------------------------------------
MONTH                                  CLASS A        CLASS B(**)    CLASS C
--------------------------------------------------------------------------------

March                                  5.4 cents      4.84 cents     4.79 cents
April                                  5.4 cents      4.84 cents     4.79 cents
May                                    5.4 cents      4.84 cents     4.79 cents
June                                   5.4 cents      4.84 cents     4.90 cents
July                                   5.4 cents      4.84 cents     4.90 cents
August                                 5.4 cents      4.84 cents     4.90 cents
--------------------------------------------------------------------------------
TOTAL                                 32.4 CENTS     29.04 CENTS    29.07 CENTS


(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

(**)January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE      8/31/99      2/28/99
-----------------------------------------------------------------------------

Net Asset Value                              -$0.49      $11.00       $11.49

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             --------------------------------

Dividend Income                              $0.3240

Long-Term Capital Gain                       $0.0028

      TOTAL                                  $0.3268

CLASS B                                      CHANGE      8/31/99      2/28/99
-----------------------------------------------------------------------------

Net Asset Value                              -$0.48      $11.04       $11.52

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             --------------------------------

Dividend Income                              $0.2904

Long-Term Capital Gain                       $0.0028

      TOTAL                                  $0.2932

CLASS C                                      CHANGE      8/31/99      2/28/99
-----------------------------------------------------------------------------

Net Asset Value                              -$0.50      $11.07       $11.57

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             --------------------------------

Dividend Income                              $0.2907

Long-Term Capital Gain                       $0.0028

      TOTAL                                  $0.2935

CLASS A (formerly Class I):

Subject to the current,maximum 4.25% initial sales charge. Prior to July 1,1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994,the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan,which affects subsequent performance.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


           Past performance is not predictive of future results.

PERFORMANCE


                                                                                              INCEPTION
CLASS A                                       6-MONTH   1-YEAR           5-YEAR    10-YEAR    (3/18/86)
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                    -1.40%    -0.32%           +39.31%   +107.49%    +180.79%
Average Annual Total Return(2)                -5.59%    -4.56%            +5.93%     +7.11%      +7.63%
Distribution Rate(3)                                             5.64%
Taxable Equivalent Distribution Rate(4)                          9.34%
30-Day Standardized Yield(5)                                     5.28%
Taxable Equivalent Yield(4)                                      8.74%

                                                            INCEPTION
CLASS B                                           6-MONTH   (1/1/99)
---------------------------------------------------------------------

Cumulative Total Return(1)                        -1.60%    -0.66%
Aggregate Total Return(2)                         -5.43%    -4.50%
Distribution Rate(3)                      5.28%
Taxable Equivalent Distribution Rate(4)   8.74%
30-Day Standardized Yield(5)              4.95%
Taxable Equivalent Yield(4)               8.20%


                                                                                            INCEPTION
CLASS C                                                6-MONTH           1-YEAR   3-YEAR     (5/1/95)
-----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                             -1.76%            -0.88%   +18.00%    +30.40%
Average Annual Total Return(2)                         -3.72%            -2.81%    +5.32%     +6.06%
Distribution Rate(3)                                             5.28%
Taxable Equivalent Distribution Rate(4)                          8.74%
30-Day Standardized Yield(5)                                     4.90%
Taxable Equivalent Yield(4)                                      8.11%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized. Since Class B shares have existed for less than one year, the figures for that class represent aggregate total return from inception; therefore, average annual total returns are not provided.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.


Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



             Past performance is not predictive of future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND


CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free
Income Fund
Based on Total Long-Term Investments
8/31/99


[PIE CHART]


AAA                    -  73.5%
AA                     -   6.0%
A                      -   5.8%
BBB                    -  13.2%
Below Investment Grade -   1.5%


* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.


Your Fund's Goal: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and New Jersey state personal income taxes through a portfolio consisting primarily of New Jersey municipal bonds.(1)


STATE UPDATE

[GRAPHIC OF NEW JERSEY]

New Jersey's economy has found its stride. After the recession of the early '90s, New Jersey was one of the last states to benefit from the national eco-nomic rebound. However, in the past two years, the state has outperformed expectations. In the first five months of 1999, monthly job growth increased between 1.4% and 2.0%, compared with the same period a year ago.(2) Although job growth remains below the national average, this situation is a dramatic improvement from earlier in the decade.

The state's increasing job growth is largely a result of the economic shift from manufacturing to services. Once principally reliant on manufacturing, the state economy now is made up of a broad spectrum of industries, many of which are service-based. Services are now the state's largest employment sector, comprising 32% of jobs.(2)

New Jersey's financial condition remains sound. On June 30, 1999, the state completed its 1999 fiscal year with a surplus of more than $1 billion. The state has a moderate debt burden and due to its strong economy, has been able to cut property and personal income taxes during the past few years. However, its debt is rapidly rising, and at $14 billion as of July 1999, is the fourth-highest among all states.(2) Although the escalating debt burden may be worrisome, the increase partially reflects New Jersey's investments in its transportation infrastructure, which should help fuel further growth.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, State of New Jersey, 8/99.


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 93 of this report.

New Jersey seems to have a solid future. With a large and diverse economy, financial controls in place and per capita wealth second only to Connecticut's, New Jersey has the sound foundation for additional growth. Based on these factors, Standard and Poor's, a national credit rating agency, assigns New Jersey an AA+ rating.(3)


PORTFOLIO NOTES

New Jersey's new municipal bond issuance increased 9.3% in the first half of 1999. Many issuers enhanced their debt's credit quality by purchasing insurance for their upcoming issues, improving their bonds marketability and giving them greater access to new money or better opportunities to refinance existing debt. However, as interest rates rose, prerefunding activity decreased because there was less opportunity for issuers to find interest rate savings.

The rise in interest rates during the period also resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.60%.

During the reporting period, the fund primarily purchased insured bonds, which helped maintain the portfolio's high quality, as many insured bonds are rated AAA. At the end of the period, 73.5% of the fund's total long-term investments were rated AAA, compared with 73.0% on February 28, 1999. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Important purchases during the period included Mount Laurel Township Board of Education general obligation (GO), South Jersey Transportation Authority Transportation Systems Revenue and New Jersey Health Care Facilities Financing Authority Revenue Bonds for Burdette Tomlin Memorial Hospital and Meridian Health Systems Obligation Group.

As opportunities allowed during the six-month period under review, the fund sought to book tax losses, which can be carried forward in the portfolio to help offset any taxable capital gains in the future and potentially lower shareholders' tax liabilities.


PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
8/31/99


                             % OF TOTAL
                              LONG-TERM
SECTOR                       INVESTMENTS
----------------------------------------

Prerefunded                     19.7%

Hospital & Health Care          19.0%

Utilities                       15.7%

Transportation                  13.3%

Housing                         10.6%

Higher Education                 6.0%

General Obligation               6.0%

Subject to Government
Appropriation                    3.7%

Other Revenue                    2.7%

Corporate Backed                 2.1%

Tax Supported Debt               1.2%

3. This does not indicate Standard and Poor's rating of the fund.

4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell pre-refunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

Looking forward, the fund will continue to buy current coupon bonds at a slight discount in its effort to provide shareholders with high, current tax-free income and preservation of capital. In addition, we intend to maintain our strategy of selling pre-refunded bonds to decrease the fund's call exposure.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


DIVIDEND DISTRIBUTIONS(*)
Franklin New Jersey Tax-Free Income Fund
3/1/99 - 8/31/99

                                                           DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                   CLASS A         CLASS C
--------------------------------------------------------------------------------

March                                                   5 cents       4.43 cents
April                                                   5 cents       4.43 cents
May                                                     5 cents       4.43 cents
June                                                    5 cents       4.46 cents
July                                                    5 cents       4.46 cents
August                                                  5 cents       4.46 cents
--------------------------------------------------------------------------------
TOTAL                                                  30 CENTS      26.67 CENTS

(*)Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.55        $11.41         $11.96

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.3000

Long-Term Capital Gain                       $0.0032

      TOTAL                                  $0.3032

CLASS C                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.56        $11.47         $12.03

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.2667

Long-Term Capital Gain                       $0.0032

      TOTAL                                  $0.2699

PERFORMANCE

                                                                              INCEPTION
CLASS A                          6-MONTH   1-YEAR         5-YEAR    10-YEAR   (5/12/88)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)        -2.05%    +0.10%        +32.15%   +92.82%    +121.94%

Average Annual Total Return(2)    -6.21%    -4.13%         +4.82%    +6.32%      +6.90%


Distribution Rate(3)                               5.03%

Taxable Equivalent Distribution
  Rate(4)                                          8.89%

30-Day Standardized Yield(5)                       4.46%

Taxable Equivalent Yield(4)                        7.89%


                                                                             INCEPTION
CLASS C                                    6-MONTH        1-YEAR    3-YEAR    (5/1/95)
---------------------------------------------------------------------------------------
Cumulative Total Return(1)                  -2.40%        -0.47%   +15.35%    +24.93%

Average Annual Total Return(2)              -4.31%        -2.39%    +4.51%     +5.03%


Distribution Rate(3)                               4.63%

Taxable Equivalent Distribution Rate(4)            8.19%

30-Day Standardized Yield(5)                       4.06%

Taxable Equivalent Yield(4)                        7.18%


Past performance is not predictive of future results.


FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge;thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and New Jersey state personal income tax bracket of 43.4%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN OREGON TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*

Franklin Oregon Tax-Free Income Fund
Based on Total Long-term Investments
8/31/99

[PIE CHART]

AAA -                    41.4%

AA  -                    28.0%

A   -                    15.4%

BBB -                    13.8%

Below Investment Grade -  1.4%

*Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

Your Fund's Goal: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Oregon state personal income taxes through a portfolio consisting primarily of Oregon municipal bonds.(1)

STATE UPDATE

[GRAPHIC OF OREGON]

Recently, Oregon's economy has become the envy of much of the nation. For the past few years, aggressive expansion of the high-tech industry and a boom in housing construction, resulting from strong immigration, have fueled an impressive economic performance. Through 1997, Oregon's economy outperformed the nation's for 12 consecutive years, but Asia's economic recession caused the state to fall below the national average, as exports to the region count for 11% of gross state product. In 1998, growth slowed to 2.0%, compared with 2.6% for the nation.(2)

However, things are looking up again for Oregon. Since the fourth quarter of 1998, Oregon's exports to Asia have picked up significantly. Many analysts now feel that the Asian economic crisis has begun to wane, and indeed, the East Asian economies seem to be expanding again. In addition, Oregon's important semiconductor industry also is turning around, as much of their business is in Asia. As a result, Oregon's employment growth is expected to outpace the nation's through 2000.

Oregon's outlook is positive, as the state maintains a tight grip on its expenses and maintains a low debt burden. Revenues have exceeded projections for the last few years and at $281 per person, Oregon's debt per capita is well under the national average of $505.(2) As a result, Standard and Poor's, a national credit rating agency, assigns the state an AA rating.(3)

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: Moody's Investors Service, State of Oregon, 5/99.

3. This does not indicate Standard and Poor's rating of the fund.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 98 of this report.


PORTFOLIO NOTES

The bond market experienced a significant rise in interest rates during the six months under review, which led to a significant drop in bond prices. As of August 31, 1999, the price of the 30-year Treasury bond was down 8.38% for the six-month period under review, while the Bond Buyer 40 Municipal Index, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, Franklin Oregon Tax-Free Income Fund's Class A share price, as measured by net asset value, declined only 5.07%.

Our conservative, long-term, buy-and-hold philosophy enabled us to take advantage of the market volatility during the six months under review. We sought to construct a debt portfolio designed to lock in long-term high income while reducing the potential for principal erosion and large price swings. With low turnover rates and without using leverage, the fund was able to pay out relatively high dividends with low volatility. The fund held a large percentage of high coupon bonds during the period, which maintained stability in the rising interest-rate environment. Furthermore, the fund maintained a shorter duration (8.46 years) than the Bond Buyer 40 Index (14.0 years), where duration is a measure of interest-rate risk.(5)

On August 31, 1999, the fund's total net assets were more than $500 million, giving the fund a stable and diversified asset base. The fund often was able to use its size as well as Franklin's presence in the municipal bond market to structure issues to fit its needs. Furthermore, the fund maintained high credit quality, with 41.4% of the fund's total long-term investments rated AAA at the end of the reporting period. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Important purchases during the period included Port of Portland International Airport Revenue and Salem-Keizer general obligation bonds for School District No. 24J.

Going forward, we remain positive on the outlook for Oregon, its municipal bonds and Franklin Oregon Tax-Free Income Fund. Our shareholders will continue to benefit from our practice of holding onto premium bonds, not only for the income and lower volatility, but also for tax efficiency and after-tax yield.

4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

5. Source: The Bond Buyer, 9/2/99.


PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free
Income Fund
8/31/99

                         % OF TOTAL
                          LONG-TERM
SECTOR                   INVESTMENTS
------------------------------------

Hospital & Health Care      16.6%

Housing                     15.7%

Transportation              15.0%

Prerefunded                 13.6%

Utilities                   11.1%

General Obligation          10.9%

Subject to Government
Appropriation                7.7%

Corporate Backed             4.5%

Higher Education             2.9%

Tax Supported Debt           2.0%


Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/99 - 8/31/99

                                                      DIVIDEND PER SHARE
                                              ----------------------------------
MONTH                                           CLASS A                CLASS C
--------------------------------------------------------------------------------

March                                          4.85 cents             4.28 cents

April                                          4.85 cents             4.28 cents

May                                            4.85 cents             4.28 cents

June                                           4.80 cents             4.26 cents

July                                           4.80 cents             4.26 cents

August                                         4.80 cents             4.26 cents
--------------------------------------------------------------------------------
TOTAL                                         28.95 CENTS            25.62 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.60        $11.23         $11.83

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.2895

CLASS C                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.60        $11.31         $11.91

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.2562

PERFORMANCE

                                                                              INCEPTION
CLASS A                         6-MONTH  1-YEAR           5-YEAR    10-YEAR    (9/1/87)
--------------------------------------------------------------------------------------
Cumulative Total Return(1)       -2.62%  -0.65%           +30.55%   +87.06%   +119.75%

Average Annual Total Return(2)   -6.79%  -4.89%           +4.56%    +6.00%     +6.40%

Distribution Rate(3)                              4.91%

Taxable Equivalent Distribution
  Rate(4)                                         8.93%

30-Day Standardized Yield(5)                      4.49%

Taxable Equivalent Yield(4)                       8.17%

                                                                           INCEPTION
CLASS C                                 6-MONTH         1-YEAR   3-YEAR     (5/1/95)
------------------------------------------------------------------------------------
Cumulative Total Return(1)               -2.88%         -1.12%   +13.69%    +23.41%

Average Annual Total Return(2)           -4.79%         -3.04%    +4.01%     +4.73%

Distribution Rate(3)                             4.50%

Taxable Equivalent Distribution Rate(4)          8.19%

30-Day Standardized Yield(5)                     4.10%

Taxable Equivalent Yield(4)                      7.46%

Past performance is not predictive of future results.


FRANKLIN OREGON
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge;thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Oregon state personal income tax bracket of 45.0%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[PIE CHART]

AAA - 67.5%

AA  -  7.8%

A   - 10.9%

BBB - 13.9%

* Quality breakdown may include internal ratings for bonds not rated by a national rating agency.

Your Fund's Goal: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and Pennsylvania state personal income taxes through a portfolio consisting primarily of Pennsylvania municipal bonds.(1)

COMMONWEALTH UPDATE

[GRAPHIC OF PENNSYLVANIA]

Pennsylvania's efforts to diversify its economy are beginning to pay off. A variety of service industries including software, tourism, biotechnology and business services recently have created new jobs. Meanwhile, employment in the once all-important manufacturing sector has consistently fallen to a level more in line with the national average, reducing the commonwealth's vulnerability to sectoral and regional recessions. However, restricted by a tight labor force, Pennsylvania has lagged the nation in new job growth as well as personal income gains.

The commonwealth's debt position has improved consistently over the past few years. Fiscal 1999, which ended June 30, was the third consecutive year that Pennsylvania posted a large revenue surplus. The surplus reflects larger than projected gains in tax revenues, despite the personal income and business tax cuts enacted in each of the past three years. The state plans a conservative budget for fiscal year 2000, which should produce another budget surplus.

Pennsylvania took the lead in preparing for the Year 2000 computer problem. In December 1998, the commonwealth reported that 99% of its mission-critical computer systems were Year-2000 compliant, the highest rate of any state at the time.(2)

Looking forward, the outlook remains bright for Pennsylvania, as its diversifying economy and strong fiscal health position it for continued solid economic growth.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. The fund's shares are free from Pennsylvania personal property tax and income is free from Philadelphia School Investment Net Income Tax.

2. Source: Moody's Investors Service, State of Pennsylvania, 6/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 103 of this report.

Showing its confidence in Pennsylvania, Moody's, a national credit rating agency, assigns the commonwealth an Aa3 rating.(3)

PORTFOLIO NOTES

Pennsylvania's new municipal bond issuance decreased significantly in the first eight months of 1999, down 23.2% compared with the previous year. Many issuers enhanced their debt's credit quality by purchasing insurance for their upcoming issues, improving their bonds' marketability and giving them greater access to new money or better opportunities to refinance existing debt. However, as interest rates rose, prerefunding activity decreased because there was less opportunity for issuers to find interest rate savings.

The rise in interest rates during the period also resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(4) By comparison, your fund's Class A share price, as measured by net asset value, declined only 5.13%.

During the period, the fund purchased primarily insured bonds, which led to a solid improvement in the portfolio's quality as many insured bonds are rated AAA. As a result, 67.5% of the fund's total long-term investments were rated AAA at the end of the reporting period, compared with 60.3% on February 28, 1999. Higher-rated bonds generally exhibit greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream. Important purchases during the period included Philadelphia Parking Authority Parking Revenue, Pennsylvania Housing Finance Authority and Pennsylvania Economic Development Financing Authority - USG Corp. Project.

Several times during the six-month period under review, the fund sought to book tax losses, which can be carried forward in the portfolio to help offset any future taxable capital gains and potentially lower shareholders' tax liabilities.

Looking forward, the fund will continue to buy current coupon bonds at a slight discount in our attempt to provide shareholders with high, current tax-free income and preservation of capital. In addition, we intend to maintain our strategy of selling prerefunded bonds to decrease the call exposure.

3. This does not indicate Moody's rating of the fund.

4. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.


PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
8/31/99

                                       % OF TOTAL
                                       LONG-TERM
SECTOR                                INVESTMENTS
-------------------------------------------------

Hospital & Health Care                   20.0%

Utilities                                17.2%

Prerefunded                              15.0%

Higher Education                          9.5%

Housing                                   9.1%

General Obligation                        8.5%

Corporate Backed                          8.2%

Other Revenue                             4.1%

Tax Supported Debt                        3.9%

Transportation                            3.5%

Subject to Government Appropriation       1.0%

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/99 - 8/31/99

                                                       DIVIDEND PER SHARE
                                               ---------------------------------
MONTH                                            CLASS A               CLASS C
--------------------------------------------------------------------------------

March                                           4.4 cents             3.89 cents

April                                           4.4 cents             3.89 cents

May                                             4.4 cents             3.89 cents

June                                            4.4 cents             3.93 cents

July                                            4.4 cents             3.93 cents

August                                          4.4 cents             3.93 cents
--------------------------------------------------------------------------------
TOTAL                                          26.4 CENTS            23.46 CENTS



* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.


PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION


CLASS A                                     CHANGE         8/31/99       2/28/99
--------------------------------------------------------------------------------

Net Asset Value                             -$0.54          $9.98         $10.52

                                            DISTRIBUTIONS (3/1/99 - 8/31/99)
                                            ------------------------------------
Dividend Income                             $0.2640

Long-Term Capital Gain                      $0.0002

        TOTAL                               $0.2642

CLASS C                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.54        $10.03         $10.57

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.2346

Long-Term Capital Gain                       $0.0002

        TOTAL                                $0.2348

PERFORMANCE

                                                                        INCEPTION
CLASS A                          6-MONTH   1-YEAR    5-YEAR   10-YEAR   (12/1/86)
---------------------------------------------------------------------------------
Cumulative Total Return(1)       -2.61%    -0.53%   +31.88%   +93.46%    +126.76%

Average Annual Total Return(2)   -6.77%    -4.76%    +4.78%    +6.36%      +6.27%

Distribution Rate(3)                             5.07%

Taxable Equivalent Distribution
  Rate(4)                                        8.64%

30-Day Standardized Yield(5)                     4.68%

Taxable Equivalent Yield(4)                      7.97%

                                                                        INCEPTION
CLASS C                                   6-MONTH   1-YEAR    3-YEAR     (5/1/95)
---------------------------------------------------------------------------------
Cumulative Total Return(1)                 -2.87%    -1.09%   +14.70%    +24.35%

Average Annual Total Return(2)             -4.81%    -3.04%    +4.34%     +4.92%

Distribution Rate(3)                             4.67%

Taxable Equivalent Distribution Rate(4)          7.95%

30-Day Standardized Yield(5)                     4.27%

Taxable Equivalent Yield(4)                      7.27%

Past performance is not predictive of future results.


FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum combined federal and Pennsylvania state personal income tax bracket of 41.3%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

CREDIT QUALITY BREAKDOWN*
Franklin Puerto Rico Tax-Free Income Fund
Based on Total Long-Term Investments
8/31/99

[Pie Chart]

AAA -- 53.3%

AA  --  0.9%

A   --  1.4%

BBB -- 44.4%

* Quality breakdown may include internal ratings for bonds nor rated by a national rating agency.

Your Fund's Goal: Franklin Puerto Rico Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and many states' personal income taxes through a portfolio consisting primarily of Puerto Rico municipal bonds.(1)

COMMONWEALTH UPDATE

[GRAPHIC OF PUERTO RICO]

Brushing aside the short-term negative impact of Hurricane Georges in September 1998, Puerto Rico posted another year of steady economic growth in fiscal 1998. Building on an economic expansion that began in 1992, gross domestic product increased 3.1% in fiscal 1998. During the same one-year period, exports jumped 26%, to $30 billion, while imports increased by 2%. In a sign that the manufacturing sector may soon be improving, companies such as Amgen, Searle and Sara Lee have committed to creating more than 3,200 jobs in Puerto Rico over the next few years. However for 1998, the manufacturing sector as a whole continued its steady decline, showing job losses of approximately 3%.(2)

The Puerto Rican government continues to push through the privatization of many of its most important assets, which should lead to improved services and lower consumer prices. On March 2, 1999, the government transferred control of the Puerto Rico Telephone Company (PRTC) to a group headed by U.S. telephone company GTE and Puerto Rican bank Banco Popular. In addition, the government gave French company PSG operational control over water and sewage company PRASA in February 1999.

With steady growth in a number of sectors and solid showings in the important construction and tourism industries, Puerto Rico is on track for another year of economic expansion in the 2.5%-3.0% range.(3) Reflecting this positive outlook, Moody's, a national credit rating agency, assigned Puerto Rico a Baa1 rating in November 1998.(4)

1. For investors subject to the federal and state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

2. Source: PR Newswire Association, 3/22/99.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 108 of this report.

PORTFOLIO NOTES

The rise in interest rates during the period resulted in decreasing bond prices. For the six months ended August 31, 1999, the 30-year Treasury bond price fell 8.38%, and the Bond Buyer 40, a reasonable proxy for the type of securities in the fund's portfolio, was off 8.25%.(5) By comparison, your fund's Class A share price, as measured by net asset value, declined only 4.29%.

During the six months under review, Franklin Puerto Rico Tax-Free Income Fund continued its strategy of investing for current income in U.S. Territories' municipal bonds. Through August 1999, the Puerto Rico bond supply was significantly lighter than in the same period of 1998, when a large number of bonds were prerefunded. The fund maintained its focus on purchasing high-quality and insured issues during the period, and on August 31, 1999, 53.3% of the fund's total long-term investments were AAA-rated bonds, reflecting the fund's high quality. Higher-rated bonds generally exhibited greater price stability than their lower-rated counterparts, better ensuring the safety of your principal and income stream.

The fund's sector weightings changed only slightly during the reporting period. On August 31, 1999, prerefunded securities was the fund's largest sector holding, making up 25.3% of total long-term investments, followed by transportation, at 12.1%.

Despite the limited number of bonds available, there were some new issues during the period that we found to be attractive, including Guam Power Authority, Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities for Ana G. Mendez University Systems Project and Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Hospital Revenue - San Lucas and Cristo Project.

Looking forward, the fund will continue to buy current coupon bonds at a slight discount in its effort to provide shareholders with high, current tax-free income and preservation of capital. In addition, we intend to maintain our strategy of selling pre- refunded bonds to decrease the call exposure.

3. Source: Economist Intelligence Unit, 8/12/99.

4. This does not indicate Moody's rating of the fund.

5. Sources: Lehman Brothers; The Bond Buyer 40 Municipal Bond Index. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

WHAT IS A PREREFUNDED BOND?

When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date.

Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price. Our strategy aims to capture the bond's premium, increase the fund's call protection and protect its share value.

PORTFOLIO BREAKDOWN
Franklin Puerto Rico Tax-Free Income Fund
8/31/99

                                      % OF TOTAL
                                       LONG-TERM
SECTOR                                INVESTMENTS
-------------------------------------------------

Prerefunded                              25.3%

Transportation                           12.1%

Hospital & Health Care                   11.9%

Higher Education                          9.6%

Utilities                                 7.8%

Housing                                   7.5%

Tax Supported Debt                        7.4%

Subject to Government Appropriation       6.1%

General Obligation                        5.1%

Other Revenue                             4.5%

Corporate Backed                          2.7%

Please remember, this discussion reflects our views, opinions and portfolio holdings as of August 31, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

DIVIDEND DISTRIBUTIONS*
Franklin Puerto Rico Tax-Free Income Fund
3/1/99 - 8/31/99

                                                      DIVIDEND PER SHARE
                                             -----------------------------------
MONTH                                          CLASS A                 CLASS C
--------------------------------------------------------------------------------

March                                         4.75 cents              4.18 cents

April                                         4.75 cents              4.18 cents

May                                           4.75 cents              4.18 cents

June                                          4.75 cents              4.22 cents

July                                          4.75 cents              4.22 cents

August                                        4.75 cents              4.22 cents
--------------------------------------------------------------------------------
TOTAL                                        28.50 CENTS             25.20 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

PERFORMANCE SUMMARY AS OF 8/31/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.51        $11.37         $11.88

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.2850

Long-Term Capital Gain                       $0.0156

        TOTAL                                $0.3006


CLASS C                                      CHANGE       8/31/99        2/28/99
--------------------------------------------------------------------------------

Net Asset Value                              -$0.50        $11.39         $11.89

                                             DISTRIBUTIONS (3/1/99 - 8/31/99)
                                             -----------------------------------
Dividend Income                              $0.2520

Long-Term Capital Gain                       $0.0156

        TOTAL                                $0.2676

PERFORMANCE

                                                                        INCEPTION
CLASS A                          6-MONTH   1-YEAR    5-YEAR   10-YEAR    (4/3/85)
---------------------------------------------------------------------------------
Cumulative Total Return(1)        -1.74%   +0.52%   +33.53%   +92.51%    +181.69%

Average Annual Total Return(2)    -5.94%   -3.76%    +5.04%    +6.31%      +7.13%

Distribution Rate(3)                             4.80%

Taxable Equivalent Distribution
  Rate(4)                                        7.95%

30-Day Standardized Yield(5)                     4.41%

Taxable Equivalent Yield(4)                      7.30%

                                                                       INCEPTION
CLASS C                                  6-MONTH   1-YEAR    3-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                -1.94%    -0.04%   +15.93%     +25.77%

Average Annual Total Return(2)            -3.86%    -1.98%    +4.69%      +5.19%

Distribution Rate(3)                            4.39%

Taxable Equivalent Distribution Rate(4)         7.27%

30-Day Standardized Yield(5)                    4.00%

Taxable Equivalent Yield(4)                     6.62%



FRANKLIN PUERTO RICO
TAX-FREE INCOME FUND

CLASS A (formerly Class I):

Subject to the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on August 31, 1999.

4. Taxable equivalent distribution rate and yield assume the 1999 maximum federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended August 31, 1999.

Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

MUNICIPAL BOND RATINGS

MOODY'S

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                  SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31,1999    ------------------------------------------------------------
CLASS A                                            (UNAUDITED)***      1999         1998        1997       1996(1)        1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........        $11.38          $11.44       $11.24      $11.34      $11.11        $11.58
                                                  ------------------------------------------------------------------------------
Income from investment operations:
  Net investment income .......................           .29             .59          .61         .62         .64           .65
  Net realized and unrealized gains (losses) ..          (.55)           (.01)         .29        (.04)        .36          (.48)
                                                  ------------------------------------------------------------------------------
Total from investment operations ..............          (.26)            .58          .90         .58        1.00           .17
                                                  ------------------------------------------------------------------------------
Less distributions from:
  Net investment income .......................          (.29)(4)        (.59)(2)     (.61)       (.63)       (.65)         (.64)
  In excess of net investment income ..........            --              --         (.01)         --          --            --
  Net realized gains ..........................          (.04)           (.05)        (.08)       (.05)       (.12)           --
                                                  ------------------------------------------------------------------------------
Total distributions ...........................          (.33)           (.64)        (.70)       (.68)       (.77)         (.64)
                                                  ------------------------------------------------------------------------------
Net asset value, end of period ................        $10.79          $11.38       $11.44      $11.24      $11.34        $11.11
                                                  ==============================================================================
Total return* ...............................         (2.36%)            5.17%        8.23%       5.33%       9.24%         1.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............      $832,231        $861,020     $810,250    $752,335    $750,797      $720,801
Ratios to average net assets:
  Expenses ....................................           .64%**          .63%         .63%        .62%        .62%          .60%
  Net investment income .......................          5.12%**         5.11%        5.40%       5.59%       5.67%         5.86%
Portfolio turnover rate .......................         13.62%          14.11%       20.02%      16.57%      25.12%        18.65%

CLASS C
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........        $11.45          $11.51       $11.30      $11.38      $11.15
                                                  ----------------------------------------------------------------
Income from investment operations:
  Net investment income .......................           .26             .52          .56         .57         .49
  Net realized and unrealized gains (losses) ..          (.55)           (.01)         .29        (.03)        .34
                                                  ----------------------------------------------------------------
Total from investment operations ..............          (.29)            .51          .85         .54         .83
                                                  ----------------------------------------------------------------
Less distributions from:
  Net investment income .......................          (.26)(5)        (.52)(3)     (.56)       (.57)       (.48)
  Net realized gains ..........................          (.04)           (.05)        (.08)       (.05)       (.12)
                                                  ----------------------------------------------------------------
Total distributions ...........................          (.30)           (.57)        (.64)       (.62)       (.60)
                                                  ----------------------------------------------------------------
Net asset value, end of period ................        $10.86          $11.45       $11.51      $11.30      $11.38
                                                  ================================================================
Total return* .................................         (2.61%)          4.54%        7.67%       4.89%       7.60%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $24,808         $23,871      $14,537      $5,486      $1,892
Ratios to average net assets:
  Expenses ....................................          1.20%**         1.19%        1.19%       1.19%       1.20%**
  Net investment income .......................          4.56%**         4.55%        4.82%       5.01%       5.05%**
Portfolio turnover rate .......................         13.62%          14.11%       20.02%      16.57%      25.12%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**  Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.002.

(3) Includes distributions in excess of net investment income in the amount of $.001.

(4) Includes distributions in excess of net investment income in the amount of $.006.

(5) Includes distributions in excess of net investment income in the amount of $.005.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                          PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                       AMOUNT         VALUE
----------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.9%
Apache Junction Water Utilities Community,
  FSA Insured, 5.80%, 7/01/17 ........................   $ 1,200,000   $ 1,219,488
Arizona Educational Loan Marketing Corp. Revenue,
  Senior Series, 6.375%, 9/01/05 .....................    10,000,000    10,390,800
  Series B, MBIA Insured, 7.00%, 3/01/03 .............     1,000,000     1,052,080
  Series B, MBIA Insured, 7.35%, 9/01/04 .............     1,000,000     1,022,500
  Series B, MBIA Insured, 7.00%, 3/01/05 .............     1,000,000     1,052,080
  Series B, MBIA Insured, 7.375%, 9/01/05 ............       775,000       792,438
  Sub Series, 6.625%, 9/01/05 ........................     1,000,000     1,046,770
Arizona Health Facilities Authority Hospital
  System Revenue, Phoenix Baptist Hospital, MBIA
  Insured, ETM, 6.25%, 9/01/11 .......................     2,000,000     2,114,680
Arizona Health Facilities Authority Revenue,
 Arizona Voluntary Hospital,
  Hospital Federal Pooled Loan Revenue, Series B,
    FGIC Insured, Pre-Refunded,7.75%,10/01/07 ........       770,000       772,064
  Series B, FGIC Insured, 7.25%, 10/01/13 ............     5,000,000     5,059,950
Arizona State COP,
  FSA Insured, 6.625%, 9/01/08 .......................     5,000,000     5,310,800
  Refunding, Series B, AMBAC Insured, 6.25%, 9/01/10 .     5,000,000     5,340,250
Arizona State Municipal Financing Program COP,
  Dysart School, Series 22, BIG Insured, ETM,
    7.875%, 8/01/05 ..................................     1,350,000     1,574,964
  Peoria School, Series 19, BIG Insured, ETM,
    7.75%, 8/01/04 ...................................       500,000       571,335
  Series 20, BIG Insured, ETM, 7.625%, 8/01/06 .......     3,250,000     3,628,560
  Series 25, BIG Insured, 7.875%, 8/01/14 ............       500,000       635,730
Arizona State Wastewater Management Authority
 Wastewater Financial Assistance Revenue,
  6.80%, 7/01/11 .....................................     4,000,000     4,282,120
  Series A, AMBAC Insured, 5.625%, 7/01/15 ...........     1,000,000     1,016,250
Casa Grande Excise Tax Revenue, FGIC Insured,
  6.20%, 4/01/15 .....................................       930,000       972,650
Casa Grande,
  IDA, PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 .......     1,800,000     1,929,402
  IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ............       500,000       536,530
Chandler GO,FGIC Insured,
  Pre-Refunded, 6.80%, 7/01/13 .......................     1,750,000     1,938,493
  Pre-Refunded, 6.85%, 7/01/14 .......................     1,625,000     1,803,523
  Refunding, 7.00%, 7/01/12 ..........................     1,000,000     1,047,860
Chandler IDA, MFHR, Hacienda Apartments Project,
 Refunding, Series A, GNMA Secured, 6.05%, 7/20/30 ...     4,055,000     4,118,704
Chandler Street and Highway Revenue, MBIA Insured,
 Pre-Refunded, 6.85%, 7/01/13 ........................     1,250,000     1,387,325
Chandler Water and Sewer Revenue, Refunding,
 FGIC Insured,
  7.00%, 7/01/12 .....................................     6,715,000     7,036,380
  6.25%, 7/01/13 .....................................     2,165,000     2,277,125
  5.25%, 7/01/15 .....................................     2,270,000     2,236,268
Coconino County Flagstaff USD, No.1, AMBAC Insured,
  6.20%, 7/01/06 .....................................     1,095,000     1,121,061
Coconino County PCR,
  Arizona Public Service Co., Refunding, Series A,
   MBIA Insured, 5.875%, 8/15/28 .....................     5,275,000     5,339,408
  Nevada Power Co., 6.375%, 10/01/36 .................     3,500,000     3,607,905
  Nevada Power Co., Refunding, Series E, 5.35%,
   10/01/22 ..........................................     7,265,000     6,628,077
  Nevada Power Co., Series B, 5.80%, 11/01/32 ........     6,500,000     6,232,200
Eloy Municipal Property Corp. Facilities Revenue,
  7.80%, 7/01/09 .....................................     1,475,000     1,528,439
Gila County IDAR, Asarco Inc., Refunding, 5.55%,
  1/01/27 ............................................    45,900,000    41,434,389
Gilbert ID No.11, FGIC Insured, 7.60%, 1/01/05 .......     1,500,000     1,539,375
Gilbert Water and Sewer Revenue, Refunding, FGIC
  Insured, 6.50%,
  7/01/12 ............................................     1,500,000     1,626,600
  7/01/22 ............................................     3,250,000     3,469,180
Glendale IDA,
  Educational Facilities Revenue, American Graduate
   School International, Connie Lee Insured,
   Pre-Refunded, 7.00%, 7/01/14 ......................     1,000,000     1,127,960
  Educational Facilities Revenue, American Graduate
   School International, Connie Lee Insured,
   Pre-Refunded, 7.125%, 7/01/20 .....................     1,250,000     1,417,850
  Educational Facilities Revenue, American Graduate
   School International, Refunding, Connie Lee
   Insured, 5.875%, 7/01/15 ..........................     2,200,000     2,260,148
  Midwestern University, Series A, 5.375%, 5/15/28 ...    15,000,000    13,459,050
  Midwestern University, Series A, Connie Lee Insured,
   6.00%, 5/15/16 ....................................       455,000       470,839
  Midwestern University, Series A, Connie Lee Insured,
   6.00%, 5/15/26 ....................................       340,000       353,263
  Midwestern University, Series A, MBIA Insured,
   5.375%, 5/15/28 ...................................     2,000,000     1,927,640
  Midwestern University, Series A, Pre-Refunded,
   6.00%, 5/15/16 ....................................     1,485,000     1,616,497
  Midwestern University, Series A, Pre-Refunded,
   6.00%, 5/15/26 ....................................     1,660,000     1,806,993


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                            PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                         AMOUNT        VALUE
------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Glendale Municipal Property Corp., Refunding, MBIA
 Insured, 7.00%, 7/01/09 ...............................   $ 2,400,000   $ 2,447,328
Guam Power Authority Revenue, Series A, Pre-Refunded,
 6.30%,
  10/01/12 .............................................     3,630,000     3,904,029
  10/01/22 .............................................     4,000,000     4,301,960
Lake Havasu City Wastewater COP, FGIC Insured,
 7.00%, 6/01/05 ........................................     2,700,000     2,854,980
Marana Municipal Property Corp. Municipal Facilities
 Revenue, Refunding, MBIA Insured, 5.25%, 7/01/22 ......     1,170,000     1,121,866
Maricopa County COP, 6.00%, 6/01/04 ....................     8,000,000     8,261,520
Maricopa County GO,
  School District No. 4, Mesa Unified, FGIC Insured,
   Pre-Refunded, 5.65%, 7/01/11 ........................       500,000       533,680
  School District No. 4, Mesa Unified, FGIC Insured,
   Pre-Refunded, 5.70%, 7/01/12 ........................     1,000,000     1,069,880
  School District No. 8, Osborn, Refunding, Series A,
   FGIC Insured, 5.875%, 7/01/14 .......................     3,500,000     3,646,405
  School District No. 11, Peoria Unified, Refunding,
   AMBAC Insured, 6.10%, 7/01/10 .......................     6,300,000     6,640,326
  School District No. 11, Peoria Unified, Refunding,
   MBIA Insured, 7.00%, 7/01/10 ........................     2,800,000     2,940,532
  School District No. 28, Kyrene Elementary, Series B,
   FGIC Insured, 6.00%, 7/01/14 ........................     2,000,000     2,066,500
  School District No. 98, Fountain Hills Unified,
   FGIC Insured, 6.625%, 7/01/10 .......................       475,000       495,753
  School District No. 98, Fountain Hills Unified,
   FGIC Insured, Pre-Refunded, 6.625%, 7/01/10 .........       825,000       868,626
  UHSD No. 210, Series A, Pre-Refunded, 5.70%, 7/01/15 .       500,000       531,110
  UHSD No. 210, Series B, Pre-Refunded, 5.50%, 7/01/17 .     8,050,000     8,480,514
  USD No. 41, Gilbert, 6.25%, 7/01/15 ..................     2,000,000     2,064,080
  USD No. 65, Littleton School Improvement, Series B,
   FGIC Insured, 6.40%, 7/01/14 ........................     1,175,000     1,240,565
  USD No. 66, Roosevelt Elementary Project, Series B,
   FGIC Insured, 5.25%, 7/01/17 ........................     2,500,000     2,432,125
  USD No. 69, Paradise Valley, Series A, Pre-Refunded,
   7.10%, 7/01/05 ......................................     1,000,000     1,118,340
  USD No. 80, Chandler, FGIC Insured, Pre-Refunded,
   6.00%, 7/01/13 ......................................     1,600,000     1,723,824
  USD No. 89, Dysart, Refunding and Improvement,
   FGIC Insured, 6.70%, 7/01/05 ........................       240,000       247,073
  USD No. 89, Dysart, Refunding and Improvement,
   FGIC Insured, 6.75%, 7/01/06 ........................     1,760,000     1,809,650
Maricopa County Hospital Revenue, Sun Health Corp.,
  5.30%, 4/01/29 .......................................    15,595,000    13,953,314
  Refunding, 5.80%, 4/01/08 ............................     3,870,000     3,974,954
  Refunding, 5.90%, 4/01/09 ............................     2,120,000     2,182,370
  Refunding, 6.125%, 4/01/18 ...........................    15,650,000    16,065,195
Maricopa County,
  IDA, Health Facilities Revenue, Catholic Healthcare
   West Project, Refunding, Series A, 5.00%, 7/01/16 ...    13,100,000    11,141,812
  IDA, Health Facilities Revenue, Catholic Healthcare
   West Project, Refunding, Series A, 5.00%, 7/01/21 ...    17,600,000    14,418,448
  IDA, Hospital Facility Revenue, FSA Insured, 7.50%,
   12/01/13 ............................................     1,445,000     1,522,640
  IDA, Hospital Facility Revenue, FSA Insured,
   Pre-Refunded, 7.50%, 12/01/13 .......................     1,305,000     1,386,784
  IDA, Hospital Facility Revenue, Mayo Clinic Hospital,
   5.25%, 11/15/37 .....................................    20,725,000    18,832,393
  IDA, Hospital Facility Revenue, Samaritan Health
   Service Hospital, Refunding, Series A, MBIA Insured,
   7.00%, 12/01/16 .....................................     1,890,000     2,221,657
  IDA, Hospital Facility Revenue, Samaritan Hospital
   Health Services, Refunding, Series A, MBIA Insured,
   7.00%,12/01/13 ......................................    17,800,000    18,650,128
  IDA, MFHR, Arborwood Apartments Project, Series A,
   MBIA Insured, 5.05%, 10/01/29 .......................     1,750,000     1,594,163
  IDA, MFHR, Madera Pointe Apartments Project,
   Refunding, FSA Insured, 5.90%, 6/01/26 ..............     2,105,000     2,143,606
  IDA, MFHR, Stanford Court Apartments Project,
   Series A, MBIA Insured, 5.30%, 7/01/28 ..............     1,235,000     1,175,424
  IDA, Water System Revenue, Improvement, Chaparral
   Water Co., Series A, AMBAC Insured, 5.40%, 12/01/22 .     1,000,000       956,570
  IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ..     5,000,000     5,066,000
Maricopa County IDAR, SFMR, GNMA Secured, 8.00%, 9/01/09       510,000       520,797
Maricopa County Stadium District Revenue, MBIA Insured,
 5.75%, 7/01/16 ........................................     3,000,000     3,043,650
Mesa IDAR, Discovery Health Systems, Series A, MBIA
 Insured,
  (b)5.75%, 1/01/25 ....................................    45,000,000    45,107,100
     5.625%, 1/01/29 ...................................     4,000,000     3,940,320
Mesa Utility System Revenue, FGIC Insured, 5.375%,
 7/01/17 ...............................................    15,500,000    15,297,725
Mohave County Hospital District No. 1, Kingman
 Regional Medical Center Project,
  FGIC Insured, 6.50%, 6/01/15 .........................     1,500,000     1,574,310
  Pre-Refunded, 8.375%, 6/01/15 ........................     6,350,000     6,683,185
Mohave County IDA,
  Health Care Revenue, Refunding, GNMA Secured,
   6.375%, 11/01/31 ....................................     1,585,000     1,649,541
  Hospital Systems Revenue, Baptist Hospital, MBIA
   Insured, 5.50%, 9/01/21 .............................     1,500,000     1,475,565
  Hospital Systems Revenue, Baptist Hospital, MBIA
   Insured, 5.75%, 9/01/26 .............................     4,675,000     4,701,040
  IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..     4,100,000     4,408,689
  IDR, Citizens Utilities Co. Project, Series A,
   7.15%, 2/01/26 ......................................    10,000,000    10,217,300
  IDR, Citizens Utilities Co. Project, Series B,
   7.15%, 2/01/26 ......................................     5,000,000     5,108,650


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                            PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                         AMOUNT        VALUE
------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Navajo County PCR, Arizona Public Service Co.,
 Series A,
  MBIA Insured, 5.875%, 8/15/28 ........................   $ 3,000,000   $ 3,036,630
  Refunding, 5.875%, 8/15/28 ...........................    54,500,000    54,511,445
Nogales Municipal Development Authority Inc.
 Municipal Facilities Revenue, Refunding, MBIA
 Insured, 7.20%, 6/01/08 ...............................     6,350,000     6,713,601
Northern Arizona University System Revenue,
 Refunding,FGIC Insured, 6.40%, 6/01/07 ................     2,750,000     2,903,203
Northern Mariana Islands Commonwealth Ports
 Authority Seaport Revenue, Series A, 6.85%,
 3/15/28 ...............................................     8,785,000     9,008,051
Oro Valley Municipal Property Corp. Revenue,
 Municipal Water System, MBIA Insured,
  5.55%, 7/01/17 .......................................     1,150,000     1,155,474
  5.75%, 7/01/17 .......................................     1,000,000     1,013,100
  5.375%, 7/01/26 ......................................     1,000,000       964,840
Peoria Municipal Development Authority Water and
 Sewer Revenue, Refunding, FGIC Insured, 6.625%,
 7/01/06 ...............................................     1,000,000     1,029,860
Phoenix Airport Revenue,
  Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ....       700,000       753,494
  Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ....     1,680,000     1,806,487
  Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ....     1,785,000     1,924,587
  Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ....       570,000       613,041
  Series D, MBIA Insured, 6.30%, 7/01/10 ...............     1,800,000     1,935,522
  Series D, MBIA Insured, 6.40%, 7/01/11 ...............     3,825,000     4,124,115
  Series D, MBIA Insured, 6.40%, 7/01/12 ...............       820,000       881,918
Phoenix Civic Improvement Corp. Excise Tax Revenue,
  Adams Street Garage Project, senior lien, Series B,
   5.30%, 7/01/20 ......................................       690,000       667,147
  Adams Street Garage Project, senior lien, Series B,
   5.35%, 7/01/24 ......................................     2,985,000     2,889,211
  Adams Street Garage Project, senior lien, Series B,
   5.375%, 7/01/29 .....................................     4,730,000     4,549,645
  Municipal Courthouse Project, senior lien, Series A,
   5.25%, 7/01/18 ......................................     2,535,000     2,455,274
  Municipal Courthouse Project, senior lien, Series A,
   5.25%, 7/01/20 ......................................     4,075,000     3,900,590
  Municipal Courthouse Project, senior lien, Series A,
   5.25%, 7/01/24 ......................................     3,860,000     3,654,918
  Municipal Courthouse Project, senior lien, Series A,
   5.375%, 7/01/29 .....................................    18,310,000    17,535,487
Phoenix Civic Improvement Corp. Municipal Facilities
 Excise Tax Revenue, MBIA Insured, Pre-Refunded,
 6.90%, 7/01/21 ........................................     1,000,000     1,120,080
Phoenix Civic Improvement Corp. Water System Revenue,
  junior lien, MBIA Insured, 5.375%, 7/01/22 ...........     8,130,000     7,905,449
  Pre-Refunded, 5.95%, 7/01/15 .........................     1,090,000     1,168,709
  Pre-Refunded, 5.95%, 7/01/16 .........................     3,665,000     3,929,650
  Pre-Refunded, 6.00%, 7/01/19 .........................     3,000,000     3,225,300
Phoenix Civic Plaza Building Corp., 6.00%, 7/01/14 .....     4,300,000     4,480,170
Phoenix GO,
  5.25%, 7/01/20 .......................................     2,000,000     1,914,400
  Refunding, 6.375%, 7/01/13 ...........................     5,000,000     5,284,750
  Refunding, Series A, 5.00%, 7/01/19 ..................     3,500,000     3,266,060
  Series A, Pre-Refunded, 5.50%, 7/01/15 ...............     5,000,000     5,247,450
  Series B, 5.25%, 7/01/15 .............................     2,775,000     2,727,964
Phoenix HFC, Mortgage Revenue,
  Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ...     2,750,000     2,821,858
  Section 8 Project, Refunding, Series A, MBIA Insured,
   6.90%, 1/01/23 ......................................     1,750,000     1,801,153
  Section 8 Project, Refunding, Series A, MBIA Insured,
   7.25%, 1/01/23 ......................................     2,260,000     2,295,731
Phoenix IDA,
  Hospital Revenue, Refunding, Series B, Connie Lee
   Insured, 5.75%, 12/01/16 ............................     3,500,000     3,529,295
  SFMR, FNMA Insured, 6.30%, 12/01/12 ..................       695,000       718,547
  SFMR, Statewide, Series C, GNMA Secured, 5.30%,
   4/01/20 .............................................     2,000,000     1,894,440
Phoenix Municipal Housing Revenue, Fillmore Gardens
 Project, Refunding, 6.30%, 6/01/09 ....................     1,500,000     1,562,310
Phoenix Street and Highway Revenue,
  ETM, 6.80%, 7/01/03 ..................................     1,000,000     1,084,350
  Refunding, 6.60%, 7/01/07 ............................     5,000,000     5,321,000
Pima County IDA,
  Health Care Corp. Revenue, Carondelet St. Joseph's
   and St. Mary's Hospital, BIG Insured, 8.00%, 7/01/13         65,000        66,047
  Health Care Corp. Revenue, Carondelet St. Joseph's
   and St. Mary's Hospital, MBIA Insured, 6.75%, 7/01/10     2,250,000     2,386,125
  MFR, Series A, FNMA Insured, 6.00%, 12/01/21 .........     2,720,000     2,764,037
  SFMR, GNMA Secured, 6.40%, 11/01/09 ..................       795,000       820,527
  SFMR, GNMA Secured, 8.125%, 9/01/20 ..................       920,000       931,509
  SFMR, GNMA Secured, 6.75%, 11/01/27 ..................     3,555,000     3,683,478

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                          PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                       AMOUNT        VALUE
----------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Pima County IDA,(cont.)
  SFMR, Refunding, Series A, 7.625%, 2/01/12 .........   $ 2,600,000   $ 2,681,588
  SFMR, Refunding, Series A, 6.50%, 2/01/17 ..........       675,000       693,826
Pima County IDAR,
  MFHR, Housing Ria Nova and Villa Projects, GNMA
   Secured, 5.20%, 12/20/31 ..........................     2,370,000     2,179,428
  Refunding, Series A, MBIA Insured, 5.625%, 4/01/14 .     2,250,000     2,290,725
Pima County Sewer Revenue, Refunding, FGIC Insured,
 6.75%, 7/01/15 ......................................     1,410,000     1,475,678
Pima County USD, Tucson Project No.1, FGIC Insured,
 5.875%, 7/01/14 .....................................    21,000,000    21,706,020
Pinal County USD, No. 43, Apache Junction Improvement,
  FGIC Insured, 7.15%, 7/01/05 .......................       355,000       362,054
  Refunding, Series A, FGIC Insured, 5.85%, 7/01/15 ..     2,500,000     2,576,175
Puerto Rico Commonwealth Aqueduct and Sewer Authority
 Revenue, Series A, FSA Insured, Pre-Refunded, 9.00%,
 7/01/09 .............................................        75,000        88,425
Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%,
 7/01/23 .............................................     4,850,000     5,351,733
Puerto Rico Commonwealth Highway and Transportation
 Authority Revenue,
  Series A, 5.00%, 7/01/38 ...........................     2,000,000     1,751,180
  Series Y, 5.00%, 7/01/36 ...........................     9,000,000     7,983,360
Puerto Rico Commonwealth Infrastructure Financing
 Authority Special Tax Revenue, Series A,
  7.75%, 7/01/08 .....................................     1,550,000     1,573,405
  7.50%, 7/01/09 .....................................       335,000       339,258
Puerto Rico Electric Power Authority Revenue,
 Series X, Pre-Refunded, 6.125%, 7/01/21 .............    25,720,000    28,070,294
Puerto Rico HFC Revenue,
  MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........     1,215,000     1,249,020
  Sixth Portfolio, Section 8 Assisted, FHA Mortgage
   Insured, Pre-Refunded, 7.75%, 12/01/26 ............        40,000        46,959
Puerto Rico HFC, SFMR, Portfolio No. 1, Series B,
 GNMA Secured, 7.65%, 10/15/22 .......................       370,000       383,091
Puerto Rico Industrial Tourist Educational Medical
 and Environmental Control Facilities Financing
 Authority Hospital Revenue,
  Dr. Pila Hospital, Refunding, 5.875%, 8/01/12 ......     5,225,000     5,355,782
  Hospital Auxilio Mutuo Obligation, Series A, MBIA
   Insured, 6.25%, 7/01/24 ...........................     1,950,000     2,075,600
Salt River Project Agricultural Improvement and
 Power District Electric System Revenue,
  Refunding, Series A, 5.75%, 1/01/13 ................     2,435,000     2,493,026
  Refunding, Series A, 5.00%, 1/01/20 ................     7,500,000     6,931,650
  Series A, 6.00%, 1/01/31 ...........................     4,600,000     4,662,146
  Series A, MBIA Insured, 6.00%, 1/01/31 .............     1,845,000     1,867,564
  Series C, 6.20%, 1/01/12 ...........................     5,925,000     6,246,254
  Series C, 6.25%, 1/01/19 ...........................     9,975,000    10,438,538
  Series D, 6.25%, 1/01/27 ...........................     4,890,000     5,111,713
Santa Cruz County IDAR, Citizens Utilities Co. .......
 Project, 6.60%, 5/01/29 .............................     8,000,000     8,602,320
Scottsdale IDA Hospital Revenue, Scottsdale Memorial
 Hospital, Refunding, Series A, AMBAC Insured, 5.70%,
  9/01/15 ............................................     1,250,000     1,261,525
  9/01/18 ............................................     4,045,000     4,069,310
Sedona Sewer Sales Tax Revenue, Refunding,
  6.75%, 7/01/07 .....................................     3,800,000     4,111,714
  7.00%, 7/01/12 .....................................     5,000,000     5,289,050
Tucson Airport Authority Revenue,
  Series A, MBIA Insured, 6.875%, 6/01/20 ............     1,090,000     1,125,894
  Series B, MBIA Insured, 7.125%, 6/01/15 ............     1,175,000     1,219,157
  Series B, MBIA Insured, 7.25%, 6/01/20 .............     1,125,000     1,168,043
Tucson GO, Series A, 5.375%, 7/01/20 .................     1,800,000     1,756,908
Tucson IDA, MFR,
  La Entrada, Refunding, 7.40%, 7/01/26 ..............     1,820,000     1,885,484
  Los Portales Apartments, Refunding, GNMA Secured,
   5.90%, 12/20/31 ...................................     2,000,000     2,021,180
Tucson Water Revenue, Refunding,
  FGIC Insured, 5.125%, 7/01/20 ......................     4,000,000     3,758,440
  MBIA Insured, 7.00%, 7/01/10 .......................     2,250,000     2,271,263
University of Arizona System Revenue, Pre-Refunded,
  6.25%, 6/01/11 .....................................     1,000,000     1,088,780
  6.35%, 6/01/14 .....................................     1,300,000     1,420,900


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
 FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ...................................................................................     $   2,500,000   $   2,433,075
    10/01/22 ...................................................................................         3,750,000       3,562,013
 Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18 ...         2,475,000       2,312,640
 Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%, 7/01/17 ......         1,500,000       1,357,530
 Yavapai County GO, USD No. 22 Humboldt, Project of 1995, Series B, MBIA Insured, 5.60%, 7/01/14         1,825,000       1,859,182
 Yavapai County IDA,
    Hospital Facility Revenue, Yavapai Regional Medical Center, Series A, FSA Insured,
     5.125%, 12/01/13 ..........................................................................         2,000,000       1,953,420
    IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 ........................................         6,000,000       5,732,580
 Yuma County GO, Elementary School District No. 1,
    MBIA Insured, 5.50%, 7/01/14 ...............................................................         2,000,000       2,021,020
    Series A, MBIA Insured, 5.75%, 7/01/14 .....................................................         1,500,000       1,545,915
 Yuma IDA,
    Hospital Revenue, Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ...         2,000,000       1,920,300
    Hospital Revenue, Yuma Regional Medical Center, Refunding, MBIA Insured, 5.50%, 8/01/17 ....         4,000,000       3,981,760
    MFHR, Alexandrite Sands Apartments Project, FHA Insured, Pre-Refunded, 7.60%, 12/01/15 .....         1,000,000       1,023,990
    MFHR, Alexandrite Sands Apartments Project, FHA Insured, Pre-Refunded, 7.70%, 12/01/29 .....         2,000,000       2,055,530
                                                                                                                     -------------
 TOTAL LONG TERM INVESTMENTS (COST $837,345,085) ...............................................                       847,719,433
                                                                                                                     =============
(a) SHORT TERM INVESTMENTS 1.6%
 Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Service
     Hospital, Series B, 2, MBIA Insured, Daily VRDN and Put, 2.75%, 12/01/08...................           900,000         900,000
 Maricopa County PCC, PCR, Arizona Public Service Co., Refunding, Series D, Daily VRDN and Put,
     2.75%, 5/01/29 ............................................................................         2,100,000       2,100,000
 Maricopa County PCR, El Paso Electric Co. Project, Series A, Weekly VRDN and Put,
     3.30%, 7/01/14 ............................................................................           450,000         450,000
 Pinal County IDA, PCR, Magma-Copper Co.,
    Newmont Mining Corp., Daily VRDN and Put, 3.05%, 12/01/09 ..................................         8,800,000       8,800,000
    Newmont Mining Corp., DATES, Daily VRDN and Put, 3.05%, 12/01/09 ...........................           200,000         200,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
     Weekly VRDN and Put, 2.85%, 12/01/15 ......................................................         1,100,000       1,100,000
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put,  2.90%, 7/01/28 .......................................           300,000         300,000
                                                                                                                     -------------
 TOTAL SHORT TERM INVESTMENTS (COST $13,850,000) ...............................................                        13,850,000
                                                                                                                     -------------
 TOTAL INVESTMENTS (COST $851,195,085) 100.5% ..................................................                       861,569,433
 OTHER ASSETS, LESS LIABILITIES (.5%) ..........................................................                        (4,530,226)
                                                                                                                     -------------
 NET ASSETS 100.0% .............................................................................                     $ 857,039,207
                                                                                                                     =============

See glossary of terms on page 110.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED
                                                    AUGUST 31, 1999                         YEAR ENDED FEBRUARY 28,
CLASS A                                            (UNAUDITED)***     1999           1998         1997          1996(1)      1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   12.05       $   12.11     $    11.80     $   11.84     $    11.38    $  11.94
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .29             .60            .63           .66            .67         .67
 Net realized and unrealized gains (losses) ...        (.63)            .02            .39          (.04)           .45        (.57)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............        (.34)            .62           1.02           .62           1.12         .10
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.30)(2)        (.60)          (.64)         (.66)          (.66)       (.66)
 Net realized gains ...........................        (.01)           (.08)          (.07)           --             --          --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................        (.31)           (.68)          (.71)         (.66)          (.66)       (.66)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................   $   11.40       $   12.05     $    12.11     $   11.80     $    11.84    $  11.38
                                                  ---------------------------------------------------------------------------------
Total return* .................................       (2.82%)          5.24%          8.86%         5.44%         10.12%       1.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 288,952       $ 301,381     $  266,599     $ 236,609     $  215,609    $194,564
Ratios to average net assets:
 Expenses .....................................         .69%**          .70%           .71%          .71%           .71%        .70%
 Net investment income ........................        4.96%**         4.93%          5.28%         5.59%          5.73%       5.94%
Portfolio turnover rate .......................       14.07%          12.60%         22.97%        14.13%         17.58%      28.83%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   12.11       $   12.17     $    11.84     $   11.87     $    11.40
                                                  ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .26             .54            .57           .59            .50
 Net realized and unrealized gains (losses) ...        (.63)            .02            .40          (.02)           .46
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............        (.37)            .56            .97           .57            .96
                                                  ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.27)(3)        (.54)          (.57)         (.60)          (.49)
 Net realized gains ...........................        (.01)           (.08)          (.07)           --             --
                                                  ---------------------------------------------------------------------------------
Total distributions ...........................        (.28)           (.62)          (.64)         (.60)          (.49)
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................   $   11.46       $   12.11     $    12.17     $   11.84        $ 11.87


Total return* .................................       (3.08%)          4.63%          8.39%         4.93%          8.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $  22,497       $  21,899       $   10,855     $   5,654      $ 1,656
Ratios to average net assets:
 Expenses .....................................        1.24%**         1.26%          1.27%         1.28%          1.29%**
 Net investment income ........................        4.41%**         4.38%          4.72%         4.99%          5.12%**
Portfolio turnover rate........................       14.07%          12.60%         22.97%        14.13%         17.58%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

***  Based on average shares outstanding.

(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(2) Includes distributions in excess of net investment income in the amount of $.009

(3) Includes distributions in excess of net investment income in the amount of $.008


                     See notes to financial statements.



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                         PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                    AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.2%
 Adams County School No.12 GO, FGIC Insured, 5.40%, 12/15/14 ......................     $ 1,000,000      $ 1,002,810
 Arapahoe County Capital Improvements Transportation Fund Highway Revenue,
    Vehicle Registration, Series A, MBIA Insured, 6.15%, 8/31/26 ..................       8,000,000       8,405,600
 Arapahoe County COP, Refunding, FSA Insured, 6.625%, 12/01/16 ....................         805,000         854,733
 Arapahoe County School District No. 2, Refunding, MBIA Insured, 5.70%, 6/01/19 ...       2,200,000       2,211,814
 Arvada IDR, Wanco Inc. Project,
    5.25%, 12/01/07 ...............................................................         100,000          97,963
    5.80%, 12/01/17 ...............................................................         480,000         464,741
 Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 .............       1,000,000       1,022,370
 Aurora COP, Refunding, 6.25%, 12/01/09 ...........................................       2,850,000       3,004,641
 Bayfield School District No. 10, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ......       1,000,000       1,101,310
 Boulder County Hospital Revenue, Longmont United Hospital Project,
    5.50%, 12/01/12 ...............................................................       1,000,000         963,490
    5.80%, 12/01/13 ...............................................................       2,000,000       2,003,380
    5.60%, 12/01/17 ...............................................................       3,385,000       3,203,462
    5.875%, 12/01/20 ..............................................................       1,285,000       1,247,709
    Pre-Refunded, 8.20%, 12/01/20 .................................................       3,000,000       3,182,760
 Boulder, Larimer and Weld Counties GO, Vrain Valley School District RE1J,
     Series A, FGIC Insured, 5.00%, 12/15/22 ......................................       7,000,000       6,405,700
 Castle Pines Metropolitan District GO, Refunding and Improvement,
     FSA Insured, 5.25%, 12/01/15 .................................................       1,900,000       1,853,222
 Colorado Health Facilities Authority Revenue,
    Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..............       1,615,000       1,648,479
    Boulder Community Hospital, Refunding, Series B, MBIA Insured, 5.875%, 10/01/23       1,500,000       1,522,005
    Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ........................       1,800,000       1,533,402
    Children's Hospital Association Project, MBIA Insured, 5.25%, 10/01/26 ........       1,000,000         929,140
    Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ...........         954,000         998,456
    Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 .       6,570,000       6,924,254
    Covenant Retirement Communities, 6.75%, 12/01/15 ..............................       1,750,000       1,873,673
    Covenant Retirement Communities, 6.75%, 12/01/25 ..............................       4,950,000       5,277,492
    Kaiser Permanente, Series A, 5.35%, 11/01/16 ..................................       8,000,000       7,561,440
    Mercy Medical Center Durango, 6.20%, 11/15/15 .................................       1,250,000       1,305,038
    National Benevolent Association, Refunding, Series A, 5.20%, 1/01/18 ..........         700,000         626,024
    National Benevolent Association, Refunding, Series A, 5.25%, 1/01/27 ..........       1,180,000       1,023,449
    National Benevolent Association, Series B, 5.25%, 2/01/18 .....................         750,000         674,655
    National Benevolent Association, Series B, 5.25%, 2/01/28 .....................       2,500,000       2,163,550
    Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ........................         365,000         372,931
    Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 .......................         885,000         903,346
    Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ..........................       1,660,000       1,492,224
    Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ..........................       1,615,000       1,417,211
    PSL Health System Project, Series B, Pre-Refunded, 8.50%, 2/15/21 .............       1,000,000       1,080,590
    Sisters of Charity Leavenworth, 5.125%, 12/01/18 ..............................       1,000,000         934,340
 Colorado HFA,
    GO, Series A, 7.50%, 5/01/29 ..................................................       1,000,000       1,033,960
    MF, Series A, 6.80%, 8/01/14 ..................................................       3,030,000       3,140,686
    MF, Series A, 6.85%, 8/01/24 ..................................................       5,790,000       5,991,318
    MF, Series A, 6.875%, 8/01/30 .................................................       2,300,000       2,379,419
    MF, Series A-2, 6.00%, 10/01/28 ...............................................       1,000,000       1,010,820
    MF, Series A-2, FHA Insured, 5.45%, 10/01/29 ..................................       1,000,000         942,300
    SF Program, Refunding, Series A-2, MBIA Insured, 5.625%, 11/01/23 .............       4,000,000       3,960,560
    SF Program, Series A-1, 8.00%, 8/01/17 ........................................         125,000         127,180
    SF Program, Series A-2, 7.70%, 2/01/23 ........................................         300,000         309,537
    SF Program, Series A-3, 7.90%, 8/01/21 ........................................         100,000         102,452
    SF Program, Series C-2, 7.375%, 8/01/10 .......................................         585,000         602,018
    SF Program, Series C-2, 7.85%, 2/01/21 ........................................          90,000          91,981
 Colorado Public Highway Authority Revenue, Highway E-470, Refunding,
    Senior Series A, MBIA Insured, 5.25%, 9/01/18 .................................       3,795,000       3,632,308
    Senior Series A, MBIA Insured, 5.00%, 9/01/21 .................................       2,000,000       1,814,100
    Series A, MBIA Insured, 5.00%, 9/01/26 ........................................       3,120,000       2,781,574
 Colorado Springs Airport Revenue, Series A, MBIA Insured, 5.25%, 1/01/22 .........       2,500,000       2,364,725



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                            AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%,
    12/15/15 ............................................................................       $ 5,575,000       $ 5,860,050
    12/15/24 ............................................................................        10,955,000        11,277,734
 Colorado Springs Utilities Revenue,
    Refunding and Improvement, Series A, 5.25%, 11/15/22 ................................         1,000,000           941,170
    Refunding and Improvement, Series A, 5.375%, 11/15/26 ...............................        16,920,000        16,051,158
    Series A, 5.75%, 11/15/23 ...........................................................         1,450,000         1,451,552
 Colorado State Board of Agriculture, State University Revenue, Refunding,
     AMBAC Insured, 5.125%, 3/01/17 .....................................................         1,000,000           946,380
 Colorado State Board of Agriculture COP, MBIA Insured, 5.35%, 5/01/18 ..................         1,000,000           968,950
 Colorado State Board of Community Colleges and Occupational Education
     Revenue, Red Rocks Community College Project,
     AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 .......................................         1,090,000         1,169,777
 Colorado Water Resource and Power Authority
      Drinking Water Revenue, Series A, 5.30%, 9/01/18 ..................................           875,000           853,528
 Colorado Water Resource and Power Development Authority,
     Stagecoach Project, Pre-Refunded, 8.00%, 11/01/17 ..................................            65,000            65,453
 Colorado Water Resource and Power Development Authority Clean Water
    Revenue, Series A, 6.15%, 9/01/11 ...................................................         1,765,000         1,873,565
    6.30%, 9/01/14 ......................................................................         1,000,000         1,057,580
    5.80%, 9/01/17 ......................................................................         2,000,000         2,051,840
 Colorado Water Resource and Power Development Authority
     Small Water Resource Revenue, Series A, FGIC Insured, 6.70%, 11/01/12 ..............           750,000           801,705
 Denver City and County Airport Revenue,
    Series A, 7.50%, 11/15/23 ...........................................................         3,315,000         3,656,180
    Series A, 8.50%, 11/15/23 ...........................................................         3,645,000         3,876,421
    Series A, MBIA Insured, 5.60%, 11/15/20 .............................................         3,200,000         3,176,160
    Series A, Pre-Refunded, 7.50%, 11/15/12 .............................................         3,000,000         3,339,120
    Series A, Pre-Refunded, 7.50%, 11/15/23 .............................................           685,000           785,668
    Series A, Pre-Refunded, 8.50%, 11/15/23 .............................................           355,000           380,184
    Series D, 7.75%, 11/15/13 ...........................................................         1,000,000         1,182,500
    Series E, MBIA Insured, 5.50%, 11/15/25 .............................................         3,750,000         3,643,275
 Denver City and County IDR, University of Denver Project, 7.50%, 3/01/11 ...............         1,880,000         1,963,773

 Denver City and County MFHR, The Boston Lofts Project, Series A, FHA Insured,
     5.75%, 10/01/27 ....................................................................         1,500,000         1,463,205
 Denver City and County Revenue, Children's Hospital Association Project,
     FGIC Insured, 6.00%, 10/01/15 ......................................................         3,150,000         3,249,950
 Denver City and County School District No.1 GO, FGIC Insured, 5.00%, 12/01/23 ..........         5,475,000         5,001,084
 Denver City and County Special Facilities Airport Revenue, United Airlines Inc
      Project, Series A, 6.875%, 10/01/32 ...............................................         2,000,000         2,099,580
 Donala Water and Sanitary District GO, Improvement, Series B, 6.50%, 12/01/14 ..........           995,000         1,034,392
 Douglas County MFR, Housing Mortgage, Parker Hilltop Project, FHA Insured,
     5.45%, 8/01/28 .....................................................................         2,000,000         1,905,000
 Douglas County School District No. 1 GO, Douglas and Elbert Counties,
     Improvement, Series A, MBIA Insured, 6.50%, 12/15/16 ...............................           230,000           247,374
    Pre-Refunded, 6.50%, 12/15/16 .......................................................         2,000,000         2,203,860
 Fort Collins Lease COP, Civic Center Facilities Project, MBIA Insured,
     5.125%, 12/01/18 ...................................................................         1,000,000           936,560
 Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ................         5,000,000         5,041,000
 Fort Collins Stormwater Utility Enterprise Storm Drain Revenue,
     FSA Insured, 5.25%, 12/01/19 .......................................................         2,965,000         2,822,769
 Fremont County COP, Lease Purchase, MBIA Insured, 5.30%, 12/15/17 ......................         1,570,000         1,519,886
 Frisco Fire Protection District, Refunding and Improvement, 7.20%, 12/01/05 ............           250,000           252,140
 Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ........         1,000,000           993,080
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ...............................................           400,000           421,224
    Series A, 6.50%, 10/01/23 ...........................................................           800,000           845,864
 Guam Power Authority Revenue, Series A, Pre-Refunded, 6.375%, 10/01/08 .................         1,000,000         1,077,630
 Jefferson County District Wide Sales Tax Revenue, Local ID, MBIA Insured, 6.30%, 6/01/22         7,450,000         7,693,317
 Jefferson County Open Space Sales Tax Revenue, FGIC Insured, 5.00%, 11/01/18 ...........         3,000,000         2,766,720
 Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .............           225,000           235,098
 La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
    5.75%, 4/01/14 ......................................................................         2,090,000         2,037,604
    6.00%, 4/01/19 ......................................................................         1,000,000           970,830
    6.10%, 4/01/24 ......................................................................         1,000,000           966,630
 Lakewood MFHR Mortgage, FHA Insured Mortgage,
    6.65%, 10/01/25 .....................................................................         1,235,000         1,289,007
    6.70%, 10/01/36 .....................................................................         3,025,000         3,147,240
 Larimer County COP, School District No. R1, Poudre, MBIA Insured, 5.65%, 12/01/16 ......         2,300,000         2,330,130



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
 FRANKLIN COLORADO TAX-FREE INCOME FUND                                                              AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Las Animas County School District No. 1, Refunding,
    6.15%, 12/01/08 .......................................................................       $  1,000,000       $  1,050,490
    6.20%, 12/01/10 .......................................................................            935,000            982,694
 Left Hand Water District Revenue, MBIA Insured, 5.70%, 11/15/15 ..........................          1,400,000          1,430,520
 Logan County SFMR, Refunding, Series A, 8.50%, 11/01/11 ..................................            185,000            190,147
 Metex Metropolitan District GO, Refunding, Series A, MBIA Insured,
 5.80%, 12/01/16 ..........................................................................            500,000            513,550
 Montrose County COP, 6.35%, 6/15/06 ......................................................          1,850,000          1,954,174
 Mountain College Residence Hall Revenue Authority, MBIA Insured,
 5.75%, 6/01/23 ...........................................................................          3,000,000          3,020,190
 Municipal Subdistrict of Northern Colorado
 Water Conservancy District Revenue, Series G, AMBAC Insured, 5.25%, 12/01/15 .............          2,000,000          1,961,300
 Platte River Power Authority Revenue, Refunding, Series D-2, MBIA Insured, 5.375%, 6/01/17          5,490,000          5,394,090
 Postsecondary Educational Facilities Authority Revenue,
    Auraria Foundation Project, FSA Insured, 6.00%, 9/01/15 ...............................          1,000,000          1,043,360
    University of Denver Project, Refunding and Improvement, MBIA Insured, 5.375%, 3/01/18           2,500,000          2,430,100
 Pueblo County, MBIA Insured, 6.00%, 6/01/16 ..............................................          4,395,000          4,579,766
 Pueblo County COP, Public Parking, 6.90%, 7/01/15 ........................................            500,000            511,980
 Pueblo County School District No. 70 GO, Pueblo Rural, AMBAC Insured,
     Pre-Refunded, 6.40%, 2/01/14 .........................................................          1,000,000          1,088,770
 Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured,
     6.10%, 12/01/15 ......................................................................          1,000,000          1,048,840
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A,
     FSA Insured, Pre-Refunded, 9.00%, 7/01/09 ............................................             55,000             64,845
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Financing Authority Industrial Revenue,
     Guaynabo Municipal Government, 5.625%, 7/01/22 .......................................          1,335,000          1,290,771
 Regional Transportation District Sales Tax Revenue, FGIC Insured,
     6.25%, 11/01/12 ......................................................................            160,000            169,640
 Southwestern SFMR, Refunding, Series A, 7.375%, 9/01/11 ..................................            360,000            369,695
 Stonegate Village Metropolitan District, Refunding and Improvement, Series A,
 FSA Insured, 5.60%, 12/01/25 .............................................................          4,500,000          4,444,695
 Summit County SFMR, Series A, 7.50%, 12/01/11 ............................................             95,000             97,568
 Summit County Sports Facilities Revenue, Keystone Resorts Project,
     Ralston Purina Co., Refunding, 7.875%, 9/01/08 .......................................          2,750,000          3,225,613
 University of Colorado Hospital Authority Revenue,
    Refunding, Series A, AMBAC Insured, 5.20%, 11/15/17 ...................................          1,000,000            951,340
    Refunding, Series A, AMBAC Insured, 5.25%, 11/15/22 ...................................          5,000,000          4,693,650
    Series A, AMBAC Insured, 5.50%, 11/15/24 ..............................................          3,000,000          2,900,550
    Series A, AMBAC Insured, 5.00%, 11/15/29 ..............................................         11,865,000         10,472,642
 University of Colorado Revenues, Enterprise System, Series A, Refunding,
     MBIA Insured, 5.00%, 6/01/24 .........................................................          5,375,000          4,839,328
 University of Northern Colorado Authority Facilities System Revenue, MBIA Insured,
     5.60%, 6/01/24 .......................................................................          2,000,000          1,999,800
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .......................................................................          2,500,000          2,444,900
    5.50%, 10/01/22 .......................................................................          2,500,000          2,374,675
 Westminster City Sales and Use Tax Revenue,
    Refunding and Improvement, FGIC Insured, 7.00%, 12/01/08 ..............................          2,000,000          2,078,580
    Storm Project, Refunding and Improvement, Series A, 5.60%, 12/01/16 ...................          1,500,000          1,520,880
 Westminster COP,
    Ice Centre Project, AMBAC Insured, 5.40%, 1/15/23 .....................................          4,400,000          4,208,512
    (b)MBIA Insured, 5.625%, 9/01/19 ......................................................          1,000,000          991,090
 Widefield Water and Sanitary District Water and Sewage Revenue,
     Refunding and Improvement, Series A, MBIA Insured, 5.70%, 12/01/16 ...................          2,000,000          2,041,816
                                                                                                                     ------------
 TOTAL LONG TERM INVESTMENTS (COST $304,414,568) ..........................................                           305,877,800
                                                                                                                     ------------
 (a) SHORT TERM INVESTMENTS .4%
  Colorado Health Facilities Authority Revenue,
    Boulder County Hospital, Project C, Weekly VRDN and Put, 3.25%, 10/01/14 ..............            200,000            200,000
    Catholic Health Initiatives, Series B, Weekly VRDN and Put, 3.30%, 12/01/25 ...........            250,000            250,000
    The Visiting Nurse Corp., Daily VRDN and Put, 3.00%, 7/01/22 ..........................            550,000            550,000
    Christian Living Project, Weekly VRDN and Put, 3.30%, 1/01/24 .........................            100,000            100,000
                                                                                                                     ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ...........................................                             1,100,000
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $305,514,568) 98.6% ..............................................                           306,977,800
                                                                                                                     ------------
 OTHER ASSETS, LESS LIABILITIES 1.4% ......................................................                            4,471,326
                                                                                                                     ------------
 NET ASSETS 100.0% ........................................................................                         $311,449,126
                                                                                                                     ============


See glossary of terms on page 110.


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                    SIX MONTHS ENDED
                                                    AUGUST 31, 1999           YEAR ENDED FEBRUARY 28,
CLASS A                                             (UNAUDITED)***      1999          1998        1997         1996(1)        1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   11.27       $   11.23     $   10.92   $  10.96     $  10.64      $   11.23
Income from investment operations:
 Net investment income ........................           .28             .58           .60        .61          .62            .62
 Net realized and unrealized gains (losses) ...          (.63)            .04           .32       (.02)         .32           (.60)
                                                    -------------------------------------------------------------------------------
Total from investment operations ..............          (.35)            .62           .92        .59          .94            .02
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................          (.28)         (.58)2          (.60)      (.63)        (.62)          (.61)
 In excess of net investment income ...........            --              --          (.01)        --           --             --
                                                    -------------------------------------------------------------------------------
Total distributions ...........................          (.28)           (.58)         (.61)      (.63)        (.62)          (.61)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ................     $   10.64       $   11.27     $   11.23   $  10.92     $  10.96      $   10.64
                                                    ===============================================================================

Total return* .................................         (3.02%)          5.62%         8.62%      5.52%        9.04%          0.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 239,180        $245,016     $ 203,643     183,649     $167,045      $ 155,623
Ratios to average net assets:
 Expenses .....................................           .70%**          .72%          .73%       .72%         .73%           .71%
 Net investment income ........................          5.03%**         5.08%         5.41%      5.62%        5.70%          5.83%
Portfolio turnover rate .......................         15.38%           5.87%        18.54%     14.53%        3.88%         75.72%


CLASS C
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $   11.30       $   11.26     $   10.94   $  10.97     $  10.65
                                                    ---------------------------------------------------------------
Income from investment operations:
 Net investment income ........................           .25             .52           .55        .60          .47
 Net realized and unrealized gains (losses) ...          (.62)            .03           .31       (.07)         .31
                                                    ---------------------------------------------------------------
Total from investment operations ..............          (.37)            .55           .86        .53          .78
                                                    ---------------------------------------------------------------
Less distributions from net investment income .          (.25)           (.51)(2)      (.54)      (.56)        (.46)
                                                    ---------------------------------------------------------------
Net asset value, end of period ................     $   10.68       $   11.30     $   11.26   $  10.94     $  10.97
                                                    ===============================================================

Total return* .................................         (3.26%)          5.02%         8.08%      5.03%        7.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $  26,841       $  23,443     $   8,636   $  4,149     $  1,656
Ratios to average net assets:
 Expenses .....................................          1.25%**         1.28%         1.29%      1.29%        1.30%**
 Net investment income ........................          4.48%**         4.53%         4.85%      5.01%        5.12%**
Portfolio turnover rate .......................         15.38%           5.87%        18.54%     14.53%        3.88%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

***  Based on average shares outstanding.

(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(2) Includes distributions in excess of net investment income in the amount of $.002.


                     See notes to financial statements.


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                             PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                     AMOUNT               VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.4%
 Bridgeport GO,
    Series A, 7.25%, 6/01/00 .........................................................       $   300,000       $   306,810
    Series B, 7.55%, 11/15/00 ........................................................         1,375,000         1,408,605
    Series B, Pre-Refunded, 7.75%, 11/15/10 ..........................................         3,750,000         3,990,300
 Connecticut State Development Authority First Mortgage Revenue, Health Care Project,
    Church Homes Inc., Refunding, 5.80%, 4/01/21 .....................................         4,000,000         3,810,800
    Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ....................         1,100,000         1,007,952
 Connecticut State Development Authority PCR, New England Power Co., Pre-Refunded,
     7.25%, 10/15/15 .................................................................           750,000           768,120
 Connecticut State Development Authority Revenue,
    Life Care Facilities, Seabury Project, Refunding, 5.00%, 9/01/21 .................         3,840,000         3,469,786
    Refunding, 5.375%, 8/01/24 .......................................................         2,000,000         1,883,600
 Connecticut State Development Authority Solid Waste Disposal Facilities
     Revenue, Pfizer Inc. Project, 7.00%, 7/01/25 ....................................         2,000,000         2,213,800
 Connecticut State Development Authority Water Facility Revenue,
    Bridgeport Hydraulic Co. Project,
    6.15%, 4/01/35 ...................................................................         1,000,000         1,025,760
    6.00%, 9/01/36 ...................................................................        10,000,000        10,110,700
    Refunding, 7.25%, 6/01/20 ........................................................         1,000,000         1,036,310
 Connecticut State GO, 5.00%, 6/15/18 ................................................         5,000,000         4,681,300
 Connecticut State Health and Educational Facilities Authority Revenue,
    Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/14 ...................         2,000,000         2,082,720
    Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 .........................         5,000,000         4,540,200
    Capital Assets, Series B, ETM, 7.00%, 1/01/00 ....................................           635,000           641,655
    Capital Assets, Series C, MBIA Insured, 7.00%, 1/01/20 ...........................         1,265,000         1,327,048
    Capital Assets, Series C, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 .............           200,000           211,410
(b) Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ..........         1,250,000         1,241,838
    Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .......         1,500,000         1,677,930
(b) Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 .....................         2,500,000         2,377,800
(b) Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 .....................         8,000,000         7,861,200
    Greenwich Hospital, Series A, MBIA Insured, 5.75%, 7/01/16 .......................         1,000,000         1,015,120
    Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .......................         2,500,000         2,511,750
    Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ......................         1,275,000         1,408,046
    Hartford University, Series D, 6.80%, 7/01/22 ....................................         5,000,000         5,114,600
    Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ..................         3,800,000         3,445,650
(b) Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ...........         1,000,000           992,050
    Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ..................         7,205,000         6,648,702
    Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ...................        17,000,000        15,409,140
    Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ........................           500,000           592,410
    New Britain Memorial Hospital, Series A, Pre-Refunded, 7.75%, 7/01/22 ............         1,000,000         1,110,845
    New Horizons Village Project, 7.30%, 11/01/16 ....................................         2,905,000         3,254,646
    Quinnipiac College, Series C, Pre-Refunded, 7.75%, 7/01/20 .......................           960,000         1,010,208
    Sacred Heart University, Refunding, Series E, 5.00%, 7/01/28 .....................         7,000,000         6,273,540
    Sacred Heart University, Series C, 6.50%, 7/01/16 ................................           235,000           248,043
    Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ..................           765,000           853,327
    Sacred Heart University Authority Revenue, Series C, 6.625%, 7/01/26 .............           785,000           828,615
    Sacred Heart University Authority Revenue, Series C, Pre-Refunded, 6.625%, 7/01/26         6,215,000         6,977,456
    Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ..................         1,700,000         1,871,241
    St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .........................         4,615,000         4,368,467
    St. Mary's Hospital, Refunding, Series E, 5.875%, 7/01/22 ........................         3,510,000         3,468,371
    Taft School, Series A, Pre-Refunded, 7.375%, 7/01/20 .............................         1,000,000         1,049,270
    Taft School, Series C, Pre-Refunded, 6.00%, 7/01/16 ..............................         1,500,000         1,576,905
    Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 .........................         2,200,000         2,229,260
    University Connecticut Foundation, Series A, 5.25%, 7/01/19 ......................           500,000           480,900
    University Connecticut Foundation, Series A, 5.375%, 7/01/29 .....................         1,250,000         1,197,125
    Veterans Memorial Medical Center, Series A, MBIA Insured, 5.50%, 7/01/26 .........         4,210,000         4,077,764
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ....................         8,000,000         7,822,560
    Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .......         4,500,000         4,508,865
    Yale New Haven Hospital, Series F, MBIA Insured, Pre-Refunded, 7.10%, 7/01/25 ....         7,000,000         7,335,230


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series B, 6.75%, 11/15/23 ........................................................     $  14,705,000      $ 15,612,593
    Series C-1, 6.60%, 11/15/23 ......................................................           460,000           483,041
    Series C-2, 6.25%, 11/15/18 ......................................................         1,500,000         1,563,120
    Series C-2, 6.70%, 11/15/22 ......................................................         3,765,000         3,923,394
    Series E, 6.30%, 5/15/17 .........................................................         3,105,000         3,228,300
    Sub Series B-1, 6.30%, 5/15/25 ...................................................           700,000           722,729
    Sub Series B-1, 5.30%, 11/15/28 ..................................................         1,700,000         1,605,973
    Sub Series C-2, 5.85%, 11/15/28 ..................................................         1,480,000         1,475,738
    Sub Series D-1, 5.55%, 11/15/28 ..................................................         1,000,000           971,770
    Sub Series E-2, 5.20%, 11/15/21 ..................................................         1,840,000         1,722,590
    Sub Series G-1, 6.20%, 11/15/16 ..................................................         1,255,000         1,280,502
 Connecticut State Higher Education Supplemental Loan Authority, Series A,
    7.00%, 11/15/05 ..................................................................           720,000           747,648
    7.20%, 11/15/10 ..................................................................           220,000           228,162
    7.50%, 11/15/10 ..................................................................           345,000           350,537
 Connecticut State Resource Recovery Authority Revenue, Bridgeport Resco Ltd.
    Partnership Project, Series A, 7.625%, 1/01/09 ...................................           835,000           854,831
 East Haven Bank Qualified GO, Pre-Refunded, 7.00%, 9/15/07 ..........................           200,000           204,200
 Eastern Connecticut Resource Recovery Authority Solid Waste Revenue,
     Wheelabrator Lisbon Project, Series A, 5.50%, 1/01/15 ...........................         8,000,000         7,495,360
 Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ..........................................           200,000           230,994
 Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ..................................................................           250,000           265,425
    6.70%, 10/01/23 ..................................................................         1,300,000         1,382,953
 Guam Power Authority Revenue, Series A,
    Pre-Refunded, 6.75%, 10/01/24 ....................................................         5,500,000         6,149,000
    Refunding, 5.25%, 10/01/34 .......................................................         4,000,000         3,584,000
 New Haven GO, Series A, Pre-Refunded, 7.40%, 3/01/12 ................................         4,545,000         4,965,731
 Plainfield GO,
    Series 1988, 7.30%, 9/01/10 ......................................................           150,000           160,880
    Series 1991, 7.25%, 9/01/05 ......................................................           335,000           359,582
    Series 1991, 7.30%, 9/01/07 ......................................................           335,000           359,566
    Series 1991, 7.30%, 9/01/09 ......................................................           335,000           359,432
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
     Series A, 5.00%, 7/01/38 ........................................................         2,500,000         2,188,975
 Puerto Rico Electric Power Authority Revenue,
    Series P, Pre-Refunded, 7.00%, 7/01/21 ...........................................         2,450,000         2,622,799
    Series T, Pre-Refunded, 6.375%, 7/01/24 ..........................................         5,000,000         5,487,600
 Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 .....           775,000           805,442
 Puerto Rico Industrial Tourist Educational Medical and
    Environmental Control Facilities Financing Authority Industrial Revenue,
    Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .....................................         4,845,000         4,428,427
 Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 ...................         5,000,000         5,374,600
 South Central Regional Water Authority Water System Revenue, Refunding, Series A,
    FGIC Insured, 5.125%, 8/01/29 ....................................................         9,840,000         9,005,371
 Stratford GO, Unlimited Tax, Pre-Refunded, 7.30%, 3/01/12 ...........................         1,130,000         1,203,676
 Virgin Islands PFA Revenue, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 .........................................................................         2,500,000         2,433,075
    10/01/22 .........................................................................         2,500,000         2,374,675
 Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ........................................................         1,500,000         1,401,600
    Refunding, 5.30%, 7/01/21 ........................................................         1,000,000           924,490
    Series A, Pre-Refunded, 7.40%, 7/01/11 ...........................................         5,780,000         6,139,285
 Waterbury GO, Pre-Refunded,
    7.25%, 3/01/04 ...................................................................           785,000           834,439
    7.50%, 3/01/07 ...................................................................           780,000           831,917
                                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $259,969,138) .....................................                         261,700,172
                                                                                                              ------------



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                  PRINCIPAL
 FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
(a) SHORT TERM INVESTMENTS .2%
  Connecticut State Health and Educational Facilities Authority Revenue,
     Yale University, Series T-1, Weekly VRDN and Put, 3.40%, 7/01/29 .................       $    100,000       $    100,000
 Connecticut State Special Tax Obligation Revenue, Weekly VRDN and Put, 3.00%, 12/01/10            200,000            200,000
 Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
     Weekly VRDN and Put, 2.70%, 12/01/15 .............................................            300,000            300,000
                                                                                                                 ------------
 TOTAL SHORT TERM INVESTMENTS (COST $600,000) .........................................                               600,000
                                                                                                                 ------------
 TOTAL INVESTMENTS (COST $260,569,138) 98.6% ..........................................                           262,300,172
 OTHER ASSETS, LESS LIABILITIES 1.4% ..................................................                             3,721,225
                                                                                                                 ------------
 NET ASSETS 100.0% ....................................................................                          $266,021,397
                                                                                                                 ============


See glossary of terms on page 110.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                       SIX MONTHS ENDED                   YEAR ENDED FEBRUARY 28,
                                                         AUGUST 31, 1999   --------------------------------------------------------
                                                        (UNAUDITED)***      1999       1998        1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............   $   11.30       $  11.25     $  10.94   $   10.95     $   10.48    $  10.80
                                                       ---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .............................         .26            .51          .53         .55           .55         .54
 Net realized and unrealized gains (losses) ........        (.43)           .06          .33        (.01)          .47        (.33)
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................        (.17)           .57          .86         .54          1.02         .21
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......        (.26)          (.52)        (.55)       (.55)         (.55)       (.53)
                                                       ----------------------------------------------------------------------------
Net asset value, end of period .....................   $   10.87       $  11.30     $  11.25   $   10.94     $   10.95    $   0.48
                                                       ===========================================================================
Total return* ......................................       (1.57%)         5.17%        8.02%       5.12%         9.93%       (.20%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................   $ 182,057       $195,598     $    139   $ 104,715     $  85,967    $ 73,977
Ratios to average net assets:
 Expenses ..........................................         .75%**         .75%         .75%        .68%          .65%        .56%
 Expenses excluding waiver and payments by affiliate         .76%**         .78%         .82%        .84%          .85%        .84%
 Net investment income .............................        4.56%**        4.53%        4.83%       5.16%         5.12%       5.25%
Portfolio turnover rate ............................       12.08%         16.57%       23.32%      22.54%         3.35%      38.46%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**  Annualized

*** Based on average shares outstanding.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                               PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 103.0%
 BONDS 100.9%

 ALABAMA .6%
 Morgan County Decatur Health Care Authority Hospital Revenue, Refunding,
     Connie Lee Insured, 5.80%, 3/01/04 ...............................................       $1,000,000       $1,044,920
                                                                                                               ----------
 ALASKA .3%
 Alaska State HFC, Collateral, Veteran's Mortgage Program, First Series, 5.80%, 6/01/04          430,000          443,416
 Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project,
     Refunding, 6.50%, 12/01/02 .......................................................          170,000          177,431
                                                                                                               ----------
                                                                                                                  620,847
                                                                                                               ----------
 ARIZONA 3.7%
 Maricopa County COP, 5.625%, 6/01/00 .................................................          330,000          332,396
 Maricopa County GO, School District No. 40, Glendale Improvement, 6.10%, 7/01/08 .....        1,000,000        1,066,090
 Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
    5.50%, 1/01/13 ....................................................................        2,000,000        2,004,840
    5.625%, 1/01/15 ...................................................................        3,000,000        3,018,480
 Mohave County IDA, Hospital Systems Revenue, Medical Environments Inc., Phoenix
     Hospital and Medical Center, Refunding,  ETM, 6.00%, 7/01/00 .....................          200,000          203,836
 Phoenix HFC, Mortgage Revenue, Project A, Refunding, MBIA Insured, 6.00%, 7/01/02 ....           35,000           35,956
                                                                                                               ----------
                                                                                                                6,661,598
                                                                                                               ----------
 ARKANSAS .9%
 Arkansas State Development Finance Authority Revenue, White River
     Medical Center Project, 5.30%, 6/01/14 ...........................................        1,000,000          931,110
 Camden PCR, International Paper Co. Project, Refunding, 5.70%, 9/01/12 ...............          750,000          754,793
                                                                                                               ----------
                                                                                                                1,685,903
                                                                                                               ----------
 CALIFORNIA 7.7%
 ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.30%, 10/01/02 .........................          100,000          105,145
(b) Bakersfield PFA Revenue, Refunding, Series A, 5.80%, 9/15/05 ......................        3,000,000        3,129,720
 California Educational Facilities Authority Revenue, Pooled College and
     University Financing, Refunding, Series B, 5.90%, 6/01/03 ........................        1,500,000        1,566,780
(b) California Statewide CDA Revenue, COP, Health Facilities,
     Barton Memorial Hospital, Refunding, Series B, 6.40%, 12/01/05 ...................          300,000          315,027
 California Statewide Communities Development Corp. COP, Pacific Homes,
     Series A, Pre-Refunded, 5.90%, 4/01/09 ...........................................        1,000,000        1,041,810
 Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
    5.10%, 9/02/03 ....................................................................          490,000          493,342
    5.30%, 9/02/05 ....................................................................          620,000          614,984
 Fresno Joint Powers Financing Authority Local Agency Revenue,
     Refunding, Series A, 6.00%, 9/02/01 ..............................................        1,000,000        1,020,110
 Los Angeles County Transport Commission COP, Series B, 5.90%, 7/01/00 ................          100,000          101,812
 San Diego Port Facilities Revenue, National Steel and Shipbuilding Co.,
     Refunding, 6.60%, 12/01/02 .......................................................          100,000          104,423
(b) San Francisco City and County RDA, Mortgage Revenue,
     Refunding, Series A, MBIA Insured, 6.125%, 7/01/02 ...............................           50,000           50,036
 San Francisco Downtown Parking Corp. Parking Revenue, 6.25%, 4/01/04 .................          200,000          215,010
 San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 ................          200,000          211,780
 San Ramon Valley USD, COP, Measure A, Capital Project, Series A, 5.95%, 10/01/01 .....        1,535,000        1,594,051
 Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1,
    5.00%, 9/02/06 ....................................................................          465,000          455,867
    5.25%, 9/02/11 ....................................................................        1,000,000          965,490
 Snowline Joint USD, COP, ETM,
    5.60%, 7/01/01 ....................................................................          260,000          266,924
    5.70%, 7/01/02 ....................................................................          275,000          285,725
    5.80%, 7/01/03 ....................................................................          290,000          304,868
 Solano County COP, Justice Facility and Public Building Project,
     Refunding, 5.875%, 10/01/05 ......................................................          400,000          412,416
 Southern California Rapid Transit District Revenue, Special Benefit AD A2,
     6.00%, 9/01/02 ...................................................................          100,000          104,187
 Susanville PFA Revenue, Series A, AMBAC Insured,
    5.90%, 9/01/02 ....................................................................           25,000           25,942
    6.00%, 9/01/03 ....................................................................          100,000          103,913
 Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.05%, 6/01/01 ............          500,000          513,245
                                                                                                               ----------
                                                                                                               14,002,607
                                                                                                               ----------
 COLORADO 2.8%
 Denver City and County Airport Revenue,
    Series A, 7.00%, 11/15/99 .........................................................        3,000,000        3,016,980
(b)   Series C, 6.25%,                                                                           335,000          342,022


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                 PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                          AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 COLORADO (CONT.)
 Montrose County COP, 6.20%, 6/15/03 .....................................................       $1,500,000     $  1,567,515
 Summit County Recreational Facilities Revenue, Copper Mountain, Refunding, 5.90%, 4/01/17          255,000          255,329
                                                                                                                  ----------
                                                                                                                   5,181,846
                                                                                                                  ----------
 CONNECTICUT 4.1%
 Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Refunding, Series C, 6.00%, 7/01/05 ........................          135,000          140,015
    Series C, ETM, 6.00%, 7/01/05 ........................................................          425,000          454,635
 Connecticut State HFA, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 ....        2,000,000        2,078,020
 Stamford Housing Authority MFR, Fairfield Apartments Project, 4.75%, 12/01/28 ...........        5,000,000        4,751,550
                                                                                                                  ----------
                                                                                                                   7,424,220
                                                                                                                  ----------
 FLORIDA 5.8%
 Alachua County Health Facilities Authority Revenue, Santa Fe Health
     Systems Project, Pre-Refunded, 6.875%, 11/15/02 .....................................          100,000          104,439
 Florida State Board of Education Capital Outlay, Public Education,
     Refunding, Series D, 5.50%,
    6/01/08 ..............................................................................          850,000          865,266
    6/01/10 ..............................................................................          945,000          949,479
    6/01/11 ..............................................................................          200,000          199,810
    6/01/12 ..............................................................................          200,000          198,536
    6/01/13 ..............................................................................          200,000          196,766
    6/01/14 ..............................................................................          200,000          196,418
 Gateway Services District Revenue, Transportation Roadway Service Charges,
     8.50%, 5/01/04 ......................................................................          585,000          637,188
 Meadow Pointe II CDD, Capital Improvement Revenue,
    6.00%, 7/01/01 .......................................................................          510,000          512,836
    Series A, 5.25%, 8/01/03 .............................................................        2,330,000        2,283,214
 Nassau County PCR, ITT Rayonier Inc. Project, Refunding, 6.25%, 6/01/10 .................        1,000,000        1,032,530
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Program 1, Refunding, 6.60%, 11/01/03 ................................................          320,000          331,942
    Program 2, Refunding, 6.60%, 11/01/03 ................................................          405,000          420,115
 Palm Beach County IDR, Lourdes-Noreen Mckeen Residence, Geriatric Care Inc. Project,
    6.20%, 12/01/08 ......................................................................          275,000          281,177
(c)   6.30%, 12/01/09 ....................................................................          580,000          594,001
 Palm Beach County Solid Waste IDR, Okeelanta Power and Light Co. Project,
     Series A, 6.375%, 2/15/07 ...........................................................        1,400,000          910,000
 Pembroke Pines Special Assessment, No. 9, 5.75%, 11/01/05 ...............................          785,000          807,451
                                                                                                                  ----------
                                                                                                                  10,521,168
                                                                                                                  ----------

 GEORGIA 3.0%
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical
     Center, 5.30%, 12/01/13 .............................................................        1,020,000          958,678
(b) Fulton County Development Authority Special Facilities Revenue,
     Delta Airlines Inc. Project, Refunding, 6.85%, 11/01/07 .............................          100,000          105,275
 Macon-Bibb County Urban Development Authority Revenue, MF Housing,
     Refunding, Series A, MBIA Insured, 5.00%, 1/01/07 ...................................        1,290,000        1,280,544
(b) Wayne County Development Authority PCR, ITT Rayonier Inc. Project,
     Refunding, 6.10%, 11/01/07 ..........................................................        3,105,000        3,195,821
                                                                                                                  ----------
                                                                                                                   5,540,318
                                                                                                                  ----------
 HAWAII 1.8%
 Hawaii State Department of Budget and Finance Special Purpose Revenue,
    Kaiser Permanente, Series A, 5.10%, 3/01/14 ..........................................        3,000,000        2,796,000
    Kapiolani Health Obligation, 5.60%, 7/01/06 ..........................................          500,000          507,600
                                                                                                                  ----------
                                                                                                                  3,303,600
                                                                                                                  ----------

 ILLINOIS 3.1%
 Chicago O'Hare International Airport Special Facilities Revenue,
     United Air Lines Project, Refunding, Series A, 5.35%, 9/01/16 .......................        2,000,000        1,854,620
 Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ...          850,000          877,727
 Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 ................          360,000          373,306
 Illinois Health Facilities Authority Revenue,
    St. Elizabeth's Hospital, 6.00%, 7/01/05 .............................................          425,000          437,355
    Victory Health Services, Series A, 5.25%, 8/15/09 ....................................        1,170,000        1,130,396
 Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
     McCormick Place Convention Center, 5.75%, 7/01/06 ...................................        1,000,000        1,027,780
                                                                                                                  ----------
                                                                                                                   5,701,184
                                                                                                                  ----------



FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                           PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  INDIANA 3.2%
  Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ..........     $2,000,000    $ 2,102,100
  Indianapolis Local Public Improvement Bond, Refunding, Series D, 6.10%, 2/01/02 ....................        100,000        104,076
(b) Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ............      3,500,000      3,575,425
                                                                                                                         -----------
                                                                                                                           5,781,601
                                                                                                                         -----------
  IOWA .1%
  Iowa State Financial Authority Hospital Facilities Revenue, Trinity Regional Hospital
  Project, Refunding, ETM, 6.50%, 7/01/00 ............................................................        100,000        101,168
                                                                                                                         -----------
  KENTUCKY 1.4%
  Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
  Series A, 6.75%, 2/01/02 ...........................................................................        100,000        103,647
  Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
  Regional Health Center Facility, Refunding and Improvement,
    5.70%, 10/01/10 ..................................................................................      1,000,000        991,050
    5.75%, 10/01/11 ..................................................................................      1,500,000      1,479,405
                                                                                                                         -----------
                                                                                                                           2,574,102
                                                                                                                         -----------
  LOUISIANA 3.2%
  Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.375%, 11/01/02 ....         10,000         10,326
  Louisiana Public Facilities Authority Revenue, Student Loan, Refunding, Series A-1, 6.20%,
  3/01/01 ............................................................................................         80,000         81,874
(b) Louisiana State Offshore Terminal Authority Deepwater Port Revenue, First Stage, Loop Inc.,
  Refunding, Series B, 6.20%, 9/01/03 ................................................................        100,000        104,370
  St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .......................      6,000,000      5,629,440
                                                                                                                         -----------
                                                                                                                           5,826,010
                                                                                                                         -----------
  MARYLAND .1%
(b) Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
  6.75%, 8/01/02 .....................................................................................        125,000        130,920
                                                                                                                         -----------
  MASSACHUSETTS 6.4%
  Massachusetts State Development Finance Agency Revenue, Loomis Community Project, First
  Mortgage, Refunding, Series A,
  5.50%, 7/01/08 .....................................................................................      3,225,000      3,189,267
  Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
  Project, Refunding, Series A,
    4.95%, 12/01/06 ..................................................................................      2,500,000      2,458,025
    5.15%, 12/01/07 ..................................................................................      2,000,000      1,964,300
    5.20%, 12/01/08 ..................................................................................      2,000,000      1,953,960
  Massachusetts State Industrial Finance Agency Revenue, Youville Senior Care, Series D,
  5.50%, 10/01/12 ....................................................................................      1,745,000      1,740,079
  New England Educational Loan Marketing Corp. Student Loan Revenue, Refunding, Series B,
  5.60%, 6/01/02 .....................................................................................        415,000        423,943
                                                                                                                         -----------
                                                                                                                          11,729,574
                                                                                                                         -----------
  MICHIGAN 1.2%
  Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
  Refunding, Series B,
    5.30%, 11/01/07 ..................................................................................        815,000        792,343
    5.625%, 11/01/14 .................................................................................        350,000        335,342
  Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ...................................................      1,000,000      1,069,730
                                                                                                                         -----------
                                                                                                                           2,197,415
                                                                                                                         -----------
  MINNESOTA .1%
(b) Minneapolis CDA, Supported Development Revenue, Common Bond Fund, Series 91-5A, 7.20%,
  12/01/04 ...........................................................................................        200,000        211,606
                                                                                                                         -----------
  MISSISSIPPI 1.7%
  Mississippi Development Bank Special Obligation, Oktibbeha County Hospital Revenue Project,
  Refunding, 5.65%, 7/01/06 ..........................................................................        725,000        735,585
  Perry County PCR, Leaf River Forest Project, Refunding, 5.20%, 10/01/12 ............................      2,500,000      2,361,500
                                                                                                                         -----------
                                                                                                                           3,097,085
                                                                                                                         -----------
  MISSOURI 3.3%
  Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08 ........      3,000,000      2,883,780
  Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Park
  Lane Medical Center, Series A, MBIA Insured, 4.70%, 1/01/04 ........................................      1,200,000      1,204,584
  Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.10%, 5/15/10 ......      1,420,000      1,344,697
  West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04 .......        560,000        544,482
                                                                                                                         -----------
                                                                                                                           5,977,543
                                                                                                                         -----------


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                    AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  NEBRASKA .8%
  Omaha Stadium Facilities Corp. Lease Revenue, Rosenblatt Stadium Project, Series A, 4.90%,
  11/01/13 .........................................................................................     $ 1,100,000     $ 1,036,607
  Wayne State College Revenue, Student Fees and Facilities, Refunding, MBIA Insured, 5.05%,
  7/01/10 ..........................................................................................         365,000         365,201
                                                                                                                         -----------
                                                                                                                           1,401,808
                                                                                                                         -----------
  NEVADA 1.9%
  Clark County Nevada PCR, Nevada Power Co. Project, Refunding, Series D, 5.30%, 10/01/11 ..........       1,500,000       1,446,780
  Sparks RDA, Tax Allocation Revenue, Refunding, Asset Guaranty, 5.15%, 1/15/08 ....................       2,110,000       2,099,956
                                                                                                                         -----------
                                                                                                                           3,546,736
                                                                                                                         -----------
  NEW HAMPSHIRE .6%
  New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire
    Catholic Charities, Refunding, Series A, 5.10%, 8/01/04 ........................................       1,160,000       1,152,008
                                                                                                                         -----------
  NEW JERSEY 1.7%
  Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
    Series 1, 5.90%, 1/01/15 .......................................................................       1,000,000         994,920
  New Jersey EDA Revenue, Economic Growth, 2nd Series F-1, 6.00%, 12/01/02 .........................          70,000          71,772
  New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center, Refunding,
    Series C, FSA Insured, ETM, 5.80%, 7/01/04 .....................................................       1,000,000       1,056,670
  New Jersey State Housing and Mortgage Finance Agency Revenue, SFMR, Home Buyer, Series Z, MBIA
    Insured, 5.35%, 4/01/11 ........................................................................       1,000,000       1,001,440
                                                                                                                         -----------
                                                                                                                           3,124,802
                                                                                                                         -----------
  NEW YORK 10.4%
  Metropolitan Transportation Authority Commuter Facilities Revenue, Services Contract,
    Refunding, Series R, 5.50%, 7/01/01 ............................................................       2,215,000       2,236,419
  New York City GO,
     Pre-Refunded, 6.50%, 8/01/04 ..................................................................         105,000         112,734
     Refunding, Series H, 5.90%, 8/01/09 ...........................................................         500,000         527,435
   (b) Refunding, Series J, 6.00%, 8/01/08 .........................................................       3,000,000       3,200,100
       Series B, 6.25%, 10/01/01 ...................................................................          75,000          77,905
       Series B, ETM, 6.25%, 10/01/01 ..............................................................          25,000          26,049
       Series C, 6.50%, 8/01/04 ....................................................................         410,000         436,367
       Series C, 6.50%, 8/01/07 ....................................................................       1,490,000       1,578,700
       Series C, Pre-Refunded, 6.50%, 8/01/07 ......................................................         360,000         386,518
   (b) Series H, 7.00%, 2/01/05 ....................................................................          30,000          32,013
       Series H, Pre-Refunded, 7.00%, 2/01/05 ......................................................         220,000         236,854
       Series J, 6.00%, 2/15/04 ....................................................................       1,000,000       1,051,630
(b) New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06 ...........       2,500,000       2,560,450
  New York City IDA, Civic Facility Revenue, New York Blood Center Inc. Project, ETM, 6.80%,
    5/01/02 ........................................................................................          90,000          93,099
  New York State Dormitory Authority Revenue, Mental Health Services Facilities Improvement,
    Refunding, Series D, 5.60%, 2/15/07 ............................................................         140,000         145,432
  New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 .......       1,000,000       1,035,350
  New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
    5.75%, 4/01/08 .................................................................................         500,000         520,215
    5.75%, 4/01/09 .................................................................................       1,150,000       1,188,445
    Pre-Refunded, 5.90%, 4/01/08 ...................................................................       1,000,000       1,075,210
  Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue, Refunding,
    6.20%, 4/01/00 .................................................................................         100,000         101,430
  Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment, 7.00%,
    10/01/07 .......................................................................................       1,000,000       1,091,270
  Ulster County Resource Recovery Agency Solid Waste System Revenue, 5.90%, 3/01/07 ................       1,100,000       1,132,681
                                                                                                                         -----------
                                                                                                                          18,846,306
                                                                                                                         -----------
  OHIO 2.1%
  Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
    5.25%, 7/01/08 .................................................................................         575,000         549,516
    5.40%, 7/01/10 .................................................................................         775,000         735,336
    5.50%, 7/01/11 .................................................................................         500,000         474,935
  University of Akron General Receipts, Series R, FGIC Insured, 5.75%, 1/01/14 .....................       2,000,000       2,056,860
                                                                                                                         -----------
                                                                                                                           3,816,647
                                                                                                                         -----------
  OKLAHOMA 1.4%
  Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital Project,
    Refunding, 6.75%, 8/01/04 ......................................................................       1,525,000       1,577,506
  Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 5.75%,
    8/15/06 ........................................................................................         895,000         883,902
                                                                                                                         -----------
                                                                                                                           2,461,408
                                                                                                                         -----------


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
 FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                   AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  OREGON .8%
  Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
    Refunding, 6.00%, 11/01/06 ...................................................................      $   500,000      $   511,325
  Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .................        1,000,000        1,002,830
                                                                                                                         -----------
                                                                                                                           1,514,155
                                                                                                                         -----------
  PENNSYLVANIA 4.1%
(b) Cambria County Hospital Development Authority Revenue, Conemaugh Valley Memorial Hospital,
      Refunding and Improvement, Series B, Connie Lee Insured, Pre-Refunded, 5.90%, 7/01/03 ......          100,000          105,791
    Chartiers Valley Industrial and Commercial Development Authority Revenue, First Mortgage,
      Asbury Place Project, 6.25%, 2/01/06 .......................................................          240,000          244,414
  Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
    7/01/07 ......................................................................................        1,135,000        1,111,540
  Northeastern Hospital and Educational Authority College Revenue, Kings College Project,
    Refunding, Series B, 5.60%, 7/15/03 ..........................................................          410,000          417,659
  Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
  University of Pennsylvania Health Services, Refunding, Series A,
    5.75%, 1/01/12 ...............................................................................        1,000,000          986,040
    5.875%, 1/01/15 ..............................................................................          800,000          784,496
  Philadelphia Gas Works Revenue,
    Refunding, Series A, 5.70%, 7/01/00 ..........................................................          300,000          303,825
    Refunding, Series A, 5.80%, 7/01/01 ..........................................................          300,000          306,219
    Sub. lien, Series C, FSA Insured, 5.00%, 7/01/13 .............................................        1,680,000        1,607,105
  Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%,
    1/01/10 ......................................................................................        1,685,000        1,688,252
                                                                                                                         -----------
                                                                                                                           7,555,341
                                                                                                                         -----------
  SOUTH CAROLINA .5%
  Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC
    Insured, 5.25%, 1/01/10 ......................................................................        1,000,000          999,920
                                                                                                                         -----------
  SOUTH DAKOTA .6%
  South Dakota HDA Revenue, Homeownership Mortgage, Series D, 6.05%, 5/01/04 .....................          990,000        1,033,501
                                                                                                                         -----------
  TENNESSEE 1.0%
  Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
    Express Corp., Refunding, 5.35%, 9/01/12 .....................................................        1,000,000          982,560
  Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
    Refunding and Improvement, 6.00%, 5/01/03 ....................................................          750,000          763,463
                                                                                                                         -----------
                                                                                                                          1,746,023
                                                                                                                         -----------
  TEXAS 3.5%
  Abilene Higher Educational Facilities Corp.,
    ETM, 5.90%, 10/01/05 .........................................................................           65,000           69,009
    Higher Education Revenue, Abilene Christian, Refunding and Improvement, 5.90%, 10/01/05 ......          720,000          748,598
  Houston ISD, Refunding, 5.50%, 8/15/09 .........................................................        1,000,000        1,018,410
  North Central Health Facility Development Corp. Revenue, C.C. Young Memorial Home Project,
    Refunding, Series C, 6.10%, 2/15/06 ..........................................................          400,000          410,036
  Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 ...        2,500,000        2,438,325
  Trinity River Authority Revenue, Tarrant County Water Project Improvement, Refunding,
    FSA Insured, 5.25%, 2/01/13 ..................................................................        1,795,000        1,764,413
                                                                                                                         -----------
                                                                                                                           6,448,791
                                                                                                                         -----------
  US TERRITORIES 7.6%
  District of Columbia GO,
    Refunding, Series A, 5.875%, 6/01/05 .........................................................          670,000          700,257
    Series A, ETM, 5.875%, 6/01/05 ...............................................................           30,000           31,646
  Puerto Rico Electric Power Authority Revenue,
  (b) Refunding, Series Q, 5.90%, 7/01/01 ........................................................          100,000          102,777
        Series T, 6.00%, 7/01/04 .................................................................        1,345,000        1,425,592
  Virgin Islands PFA Revenue,
    Senior lien, Refunding, Series A, 5.30%, 10/01/11 ............................................        5,000,000        4,843,800
    Subordinate lien, Fund Loan Notes, Series D, Refunding, 5.50%, 10/01/00 ......................        2,000,000        2,019,680
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.00%, 7/01/03 ...............................................................................          500,000          495,170
    4.875%, 7/01/06 ..............................................................................        2,000,000        1,907,600
    5.00%, 7/01/09 ...............................................................................        2,400,000        2,243,832
                                                                                                                         -----------
                                                                                                                          13,770,354
                                                                                                                         -----------



FRANKLIN TAX-FREE TRUST
Statement of Investments, August 31, 1999 (unaudited) (cont.)


                                                                                                        PRINCIPAL
  FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                 AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  UTAH .4%
  Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ..............     $     340,000      $     327,107
  Utah State HFA, SFM, Refunding, 5.85%, 7/01/08 ..............................................           465,000            479,499
                                                                                                                         -----------
                                                                                                                             806,606
                                                                                                                         -----------
  VIRGINIA 4.0%
  Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 ......         2,800,000          2,925,384
  Virginia State GO, 5.00%, 6/01/09 ...........................................................         1,000,000          1,006,300
  Virginia State HDA, Commonwealth Mortgage, Sub Series C-7,
    5.60%, 1/01/03 ............................................................................         1,695,000          1,740,850
    5.70%, 1/01/04 ............................................................................         1,475,000          1,527,377
                                                                                                                         -----------
                                                                                                                           7,199,911
                                                                                                                         -----------
  WASHINGTON 3.6%
  Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue, Second Series, Series A,
    MBIA Insured, 5.00%, 1/01/14 ..............................................................         1,095,000          1,013,466
  Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 ................           600,000            626,988
  Spokane Downtown Foundation Parking Revenue, River Park Square Project, Asset Guaranty
    Insured, 5.00%, 8/01/08 ...................................................................         3,000,000          2,942,850
  Washington State Public Power Supply System Revenue,
    Nuclear Project No. 1, Refunding, Series A, AMBAC Insured, 5.70%, 7/01/09 .................         1,000,000          1,046,480
    Nuclear Project No. 2, Refunding, Series A, 5.375%, 7/01/10 ...............................         1,000,000            997,080
                                                                                                                         -----------
                                                                                                                           6,626,864
                                                                                                                         -----------
  WEST VIRGINIA .8%
  West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
    Series A, 5.05%, 7/01/08 ..................................................................         1,390,000          1,401,259
                                                                                                                         -----------
  WISCONSIN .6%
  Wisconsin State GO, Refunding, Series 1, 5.50%, 5/01/10 .....................................         1,000,000          1,028,860
                                                                                                                         -----------
  TOTAL BONDS .................................................................................                          183,796,535
                                                                                                                         -----------
(d) ZERO COUPON BONDS 2.1%
    Champaign County USD No. 116, Urbana, Series C, FGIC Insured, 1/01/10 .....................         3,305,000          1,877,703
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
      Series A, 1/15/17 .......................................................................         3,000,000          1,972,555
                                                                                                                         -----------
  TOTAL ZERO COUPON BONDS .....................................................................                            3,850,258
                                                                                                                         -----------
  TOTAL LONG TERM INVESTMENTS (COST $187,766,527) .............................................                          187,646,793
                                                                                                                         -----------
(a) SHORT-TERM INVESTMENTS 2.9%
    Allegheny County Hospital Development Authority Revenue, Presbyterian, Health
      Center, Series B, MBIA Insured,Weekly VRDN and Put, 3.35%, 3/01/20 ......................           600,000            600,000
    Fort Wayne Hospital Authority Hospital Revenue, Parkview Memorial
      Hospital, Series D, Weekly VRDN and Put, 3.25%, 1/01/16 .................................           600,000            600,000
    New Jersey State Turnpike Authority Revenue, Series D, FGIC Insured, Weekly VRDN and
      Put, 2.60%, 1/01/18 .....................................................................           400,000            400,000
    Northeastern Hospital and Educational Authority Health Care Revenue, Wyoming Valley Health
      Care, Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 3.25%, 1/01/24 ...........         1,500,000          1,500,000
    Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
      Series 2, Daily VRDN and Put, 2.60%, 5/01/19 ............................................         1,100,000          1,100,000
    Southampton County IDAR, Various Exempt Facilities, Hadson Power, Series 11-A, Daily VRDN
      and Put, 3.10%, 4/01/15 .................................................................           100,000            100,000
    Stevenson IDB Environmental Improvement Revenue, The Mead Corp. Project, Refunding,
      Series D, Daily VRDN and Put, 2.80%, 11/01/11 ...........................................           900,000            900,000
                                                                                                                         -----------
  TOTAL SHORT TERM INVESTMENTS (COST $5,200,000) ..............................................                            5,200,000
                                                                                                                         -----------
  TOTAL INVESTMENTS (COST $192,966,527) 105.9% ................................................                          192,846,793
  OTHER ASSETS, LESS LIABILITIES (5.9%) .......................................................                         (10,789,797)
                                                                                                                         -----------
  NET ASSETS 100.0% ...........................................................................                        $ 182,056,996
                                                                                                                         ===========


  See glossary of terms on page 110.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST

Financial Highlights


FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 1999     --------------------------------------------------------------
CLASS A                                           (UNAUDITED)***      1999(2)         1998         1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........    $    11.49     $    11.68     $    11.21   $    11.19    $    10.74   $    11.25
                                                   ----------     ----------     ----------   ----------    ----------   ----------
Income from investment operations:
 Net investment income ........................           .32            .66            .69          .71           .74          .74
 Net realized and unrealized gains (losses) ...          (.48)          (.18)           .47          .04           .45         (.51)
                                                   ----------     ----------     ----------   ----------    ----------   ----------
Total from investment operations ..............          (.16)           .48           1.16          .75          1.19          .23
                                                   ----------     ----------     ----------   ----------    ----------   ----------
Less distributions from:
 Net investment income ........................          (.33)(3)       (.65)          (.68)        (.73)(1)      (.74)        (.74)
 In excess of net investment income ...........            --             --           (.01)          --            --           --
 Net realized gains ...........................            -- (4)       (.02)            --           --            --           --
                                                   ----------     ----------     ----------   ----------    ----------   ----------
Total distributions ...........................          (.33)          (.67)          (.69)        (.73)         (.74)        (.74)
                                                   ----------     ----------     ----------   ----------    ----------   ----------
Net asset value, end of period ................    $    11.00     $    11.49     $    11.68   $    11.21    $    11.19   $    10.74
                                                   ==========     ==========     ==========   ==========    ==========   ==========

Total return* .................................         (1.40%)         4.21%         10.64%        7.01%        11.35%        2.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $5,719,163     $5,988,204     $5,742,939   $4,505,258    $3,787,147   $3,287,270
Ratios to average net assets:
 Expenses .....................................           .61%**         .62%           .61%         .62%          .61%         .60%
 Net investment income ........................          5.70%**        5.64%          5.98%        6.41%         6.68%        6.92%
Portfolio turnover rate .......................         11.92%         18.55%         15.84%        6.98%         9.23%       15.89%

CLASS B
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................................     $    11.52         $    11.51
                                                                                ----------         ----------
Income from investment operations:
 Net investment income ....................................................            .29                .11
 Net realized and unrealized losses .......................................           (.47)                --
                                                                                ----------         ----------
Total from investment operations ..........................................           (.18)               .11
                                                                                ----------         ----------
Less distributions from:
 Net investment income ....................................................           (.30)(3)           (.10)
 Net realized gains .......................................................           --   (4)             --
                                                                                ----------         ----------
Net asset value, end of period ............................................     $    11.04         $    11.52
                                                                                ==========         ==========

Total return* .............................................................          (1.60%)              .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................................     $   72,071         $   15,487
Ratios to average net assets:
 Expenses .................................................................           1.17%**            1.18%**
 Net investment income ....................................................           5.18%**            5.06%**
Portfolio turnover rate ...................................................          11.92%             18.55%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**  Annualized
*** Based on average shares outstanding.

(1) Includes distributions in excess of net investment income in the amount of $.008.

(2) For the period January 1, 1999 (effective date) to February 28, 1999 for Class B.

(3) Includes distributions in excess of net investment income in the amount of $.005.

(4) Includes distributions of net realized capital gains in the amount of $.003.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST


Financial Highlights (continued)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)

                                                  SIX MONTHS ENDED                 YEAR ENDED FEBRUARY 28,
                                                   AUGUST 31, 1999    -----------------------------------------------
CLASS C                                            (UNAUDITED)***     1999         1998        1997           1996(1)
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........   $   11.56       $   11.75    $   11.26    $  11.24       $  10.81
                                                  ---------       ---------    ---------    --------       --------
Income from investment operations:
 Net investment income ........................         .29             .60          .63         .66            .56
 Net realized and unrealized gains (losses) ...        (.48)           (.18)         .48         .03            .42
                                                  ---------       ---------    ---------    --------       --------
Total from investment operations ..............        (.19)            .42         1.11         .69            .98
                                                  ---------       ---------    ---------    --------       --------

Less distributions from:
 Net investment income ........................        (.30)(3)        (.59)        (.62)       (.67)(2)       (.55)
 Net realized gains ...........................        --   (4)        (.02)          --          --             --
                                                  ---------       ---------    ---------    --------       --------
Total distributions ...........................        (.30)           (.61)        (.62)       (.67)          (.55)
                                                  ---------       ---------    ---------    --------       --------
Net asset value, end of period ................   $   11.07       $   11.56    $   11.75    $  11.26       $  11.24
                                                  =========       =========    =========    ========       ========

Total return* .................................       (1.76%)          3.69%       10.15%       6.36%          9.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............   $ 631,669       $ 631,974    $ 423,264    $194,400       $ 48,163
Ratios to average net assets:
 Expenses .....................................        1.17%**         1.18%        1.18%       1.18%          1.18%**
 Net investment income ........................        5.14%**         5.07%        5.38%       5.78%          6.07%**
Portfolio turnover rate .......................       11.92%          18.55%       15.84%       6.98%          9.23%


* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

**  Annualized

*** Based on average shares outstanding.

(1) For the period May 1, 1995 (effective date) to February 29, 1996 for Class
    C.

(2) Includes distributions in excess of net investment income in the amount of $.003.

(3) Includes distributions in excess of net investment income in the amount of $.005.

(4) Includes distributions of net realized capital gains in the amount of $.003.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 99.5%
 BONDS 95.7%
 ALABAMA 1.0%
 Alabama State IDA, Solid Waste Disposal Revenue,
   Pine City Fiber Co., Boise Cascade Corp., 6.45%, 12/01/23 .............................         $ 10,400,000         $ 10,434,944
 Jefferson County Sewer Revenue, wts., Series D, FGIC Insured, 5.75%,
    2/01/22 ..............................................................................            7,500,000            7,443,525
    2/01/27 ..............................................................................           18,535,000           18,307,205
 Marshall County Health Care Authority Hospital Revenue,
   Boaz-Albertville Medical Center, Refunding, 6.20%, 1/01/08 ............................            3,300,000            3,313,002
 Mcintosh IDB, Environmental Improvement Revenue,
   CIBA Specialty, Refunding, Series C, 5.375%, 6/01/28 ..................................            3,000,000            2,790,750
 Mobile IDB, Solid Waste Disposal Revenue,
   Mobile Energy Service Co. Project, Refunding, 6.95%, 1/01/20 ..........................           46,500,000           24,645,000
                                                                                                                          ----------
                                                                                                                          66,934,426
                                                                                                                          ----------
 ALASKA .9%
 Alaska Industrial Development and Export Authority Power Revenue,
   Upper Lynn Canal Regional Power,
    5.70%, 1/01/12 .......................................................................            2,000,000            1,914,500
    5.80%, 1/01/18 .......................................................................            1,245,000            1,152,310
    5.875%, 1/01/32 ......................................................................            5,100,000            4,601,628
 Alaska Industrial Development and Export Authority Revenue,
   American President Lines Project, Refunding, 8.00%, 11/01/09 ..........................            4,000,000            4,095,640
 Alaska Industrial Development and Export Authority,
   Revolving Fund, Series A, 6.20%, 4/01/10 ..............................................              775,000              807,504
 Alaska State HFC,
    Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ...................................            3,410,000            3,505,310
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/24 ..................................            5,000,000            5,046,600
    Refunding, Series A, MBIA Insured, 5.875%, 12/01/30 ..................................           12,475,000           12,558,707
    Refunding, Series A, MBIA Insured, 6.10%, 12/01/37 ...................................           22,000,000           22,368,940
    Series A, MBIA Insured, 5.85%, 12/01/15 ..............................................            4,670,000            4,727,348
                                                                                                                          ----------
                                                                                                                          60,778,487
                                                                                                                          ----------
 ARIZONA 5.7%
 Apache County IDA,
    IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 .....................           16,500,000           15,230,985
    PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 .....................           53,150,000           49,015,462
    PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ....................           38,950,000           35,891,646
 Arizona Health Facilities Authority Revenue, Bethesda Foundation Project, Series A,
    6.375%, 8/15/15 ......................................................................              400,000              403,644
    6.40%, 8/15/27 .......................................................................            4,000,000            3,974,080
 Coconino County PCR, Tucson Electric Power Navajo, Refunding,
    Series A, 7.125%, 10/01/32 ...........................................................           21,125,000           22,832,956
    Series B, 7.00%, 10/01/32 ............................................................            7,500,000            8,095,875
 Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ................................            4,000,000            3,610,840
 Gilbert Water Resources Municipal Property Corp. Water
   and Wastewater System Revenue, sub. lien, 6.875%,
    4/01/14 ..............................................................................            1,000,000            1,012,160
    4/01/16 ..............................................................................            1,000,000            1,020,110
 Maricopa County IDA, Health Facilities Revenue,
   Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 .................            6,500,000            5,528,380
 Maricopa County PCC, PCR, Public Service Co. of Colorado,
    Palo Verde, Refunding, Series A, 6.375%, 8/15/23 .....................................            8,500,000            8,712,585
    Refunding, Series A, 5.75%, 11/01/22 .................................................           20,150,000           19,207,585
 Maricopa County Rural Road ID, Pre-Refunded, 8.625%, 7/01/07 ............................            3,890,000            4,158,643
(b)Mesa IDA Authority Health Facilities Revenue,
   Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 .......................           25,000,000           25,059,500
 Pima County IDAR, Tucson Electric Power Co. Project,
    Series A, 6.10%, 9/01/25 .............................................................            3,990,000            3,786,231
    Series B, 6.00%, 9/01/29 .............................................................           94,690,000           89,545,459
    Series C, 6.00%, 9/01/29 .............................................................           53,500,000           50,593,345
 Red Hawk Canyon Community Facility Revenue, 7.625%, 6/01/05 .............................           13,995,000           14,387,420
 Salt River Project Agricultural Improvement
   and Power District Electric System Revenue, Series A, 6.00%, 1/01/31 ..................            5,000,000            5,067,550
                                                                                                                          ----------
                                                                                                                         367,134,456
                                                                                                                          ----------
 ARKANSAS .3%
 Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ...........            2,400,000            2,425,200
 Conway Hospital Revenue, Refunding, 8.375%, 7/01/11 .....................................            1,000,000            1,044,030
 Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%,
  1/01/21 ................................................................................            5,000,000            5,149,200


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 ARKANSAS (CONT.)
 Jefferson County PCR,
  Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ..........................            $ 9,400,000            $ 8,988,092
North Little Rock Health Facilities
  Board Health Care Revenue, Baptist Health Facility,
  Series A, MBIA Insured, 5.50%, 12/01/21 ............................................                700,000                697,263
                                                                                                                          ----------
                                                                                                                          18,303,785
                                                                                                                          ----------
CALIFORNIA 7.0%
Adelanto Water Authority Revenue,
  Water Systems Acquisition Project, sub. lien, Series A, 7.50%, 9/01/28 .............             21,330,000             22,693,840
Alameda County MFHR,
  Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ......................             12,950,000             14,391,335
Antioch PFA, Reassessment Revenue, sub. lien, Series B, 5.85%, 9/02/15 ...............              7,000,000              6,857,760
Arroyo Grande Hospital System COP, Vista Hospital Systems,
   Refunding, Series A, 9.50%, 7/01/20 ...............................................             22,515,000             22,515,000
   Series A, 8.375%, 7/01/06 .........................................................              2,500,000              2,500,000
Avenal PFA Revenue, Refunding,
   7.00%, 9/02/10 ....................................................................              1,660,000              1,701,932
   7.25%, 9/02/27 ....................................................................              3,665,000              3,756,552
Azusa RDA, Tax Allocation,
  Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ...........................              2,850,000              2,983,808
Beaumont PFA Revenue,
   Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..................              4,575,000              5,218,931
 Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding,
    5.25%, 9/02/99 ...................................................................                180,000                180,000
    5.50%, 9/02/00 ...................................................................                195,000                195,862
    5.65%, 9/02/01 ...................................................................                205,000                206,845
    5.80%, 9/02/02 ...................................................................                215,000                217,825
    5.90%, 9/02/03 ...................................................................                225,000                228,834
    6.00%, 9/02/04 ...................................................................                240,000                244,447
    6.10%, 9/02/05 ...................................................................                255,000                259,215
    6.20%, 9/02/06 ...................................................................                270,000                275,052
    6.30%, 9/02/07 ...................................................................                290,000                296,386
    6.40%, 9/02/08 ...................................................................                305,000                310,841
    6.50%, 9/02/09 ...................................................................                325,000                331,942
    6.60%, 9/02/10 ...................................................................                340,000                346,922
    6.70%, 9/02/11 ...................................................................                365,000                374,687
    6.80%, 9/02/12 ...................................................................                245,000                252,558
 California Educational Facilities Authority Revenue,
   Pooled College and University Financing, Series B, 6.125%, 6/01/09 ................              3,000,000              3,123,900
 California HFAR, MFHR, Series A, AMBAC Insured, 6.05%, 8/01/27 ......................              2,000,000              2,052,620
 California Special Districts Association
   Finance Corp., COP, Series V, 7.50%, 5/01/13 ......................................                790,000                836,784
 California State GO, 5.75%, 3/01/19 .................................................                310,000                314,139
 California Statewide CDA,
   California State University Northridge,
    Refunding, AMBAC Insured, 6.00%, 4/01/26 .........................................              2,500,000              2,577,550
 Capistrano USD, CFD,
    Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 ..................................                285,000                313,853
    Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 ..................................                280,000                309,366
    Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 ..................................                325,000                360,266
    Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 ..................................                260,000                288,652
    Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ...............................              1,000,000              1,115,790
 Contra Costa County PFA Revenue, Refunding,
    6.625%, 9/02/10 ..................................................................              2,295,000              2,368,440
    6.875%, 9/02/16 ..................................................................              2,610,000              2,694,825
 Corona COP,
    Corona Community Hospital Project, ETM, 9.425%, 9/01/06 ..........................              7,955,000              9,280,223
    Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .................              8,820,000             11,579,778
    Vista Hospital System, Refunding, Series B, 8.375%, 7/01/06 ......................             11,100,000             11,100,000
    Vista Hospital System, Refunding, Series B, 9.50%, 7/01/20 .......................             10,885,000             10,885,000
 Eden Township Hospital District Health
   Facilities Revenue COP,
   Eden Hospital Health Services Corp., Refunding, 5.85%, 7/01/18 ....................              4,845,000              4,901,687
 Emeryville RDA, MFHR, Emery Bay Apartments II,
    Refunding, Series A, 5.85%, 10/01/28 .............................................             15,035,000             14,685,286
    Sub. lien, Refunding, Series B, 6.35%, 10/01/28 ..................................              3,535,000              3,456,877
    Sub. lien, Refunding, Series C, 7.875%, 10/01/28 .................................              2,085,000              2,050,931
 Foothill/Eastern Corridor Agency Toll Road Revenue,
    Capital Appreciation, Refunding, MBIA Insured, 5.75%, 1/15/40 ....................             10,000,000              9,548,000
    Senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ..............................             37,675,000             41,711,876


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 CALIFORNIA (CONT.)
 Gateway Improvement Authority Revenue,
   Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25 ............................           $  4,500,000           $  5,280,795
 Hawthorne CRDA, Hawthorne Plaza Project, Refunding, 8.50%, 7/01/20 ..................              4,175,000              4,319,372
 Hesperia PFA Revenue, Series B, 7.375%, 10/01/23 ....................................              6,365,000              6,560,596
 Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 9/02/24 .......................              6,000,000              6,253,740
 Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 ...................................              3,065,000              3,075,605
 Los Angeles County CFD No. 4 Special Tax,
   Improvement Area B, Series A, 9.25%, 9/01/22 ......................................             29,500,000             30,135,430
 Los Angeles MFR, Refunding,
    Series J-1A, 7.125%, 1/01/24 .....................................................                155,000                155,135
    Series J-1B, 7.125%, 1/01/24 .....................................................                675,000                675,587
    Series J-1C, 7.125%, 1/01/24 .....................................................              1,435,000              1,436,248
    Series J-2A, 8.50%, 1/01/24 ......................................................                860,000                860,378
    Series J-2B, 8.50%, 1/01/24 ......................................................              3,325,000              3,326,463
    Series J-2C, 8.50%, 1/01/24 ......................................................              7,090,000              7,093,120
 Los Angeles Regional Airports Improvement Corp. Lease Revenue,
    Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..........             25,000,000             25,871,750
    United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ..............              9,500,000             10,097,740
 Los Angeles USD, Series A, FGIC Insured, 5.40%, 7/01/22 .............................              9,000,000              8,712,630
 Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...................              2,335,000              2,504,101
 Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ...........................              2,834,000              2,890,595
(e) Palmdale Special Tax CFD,
      No. 93-1 Ritter Ranch Project, Series A, 8.50%, 9/01/24 ........................             23,500,000             18,800,000
 Perris PFA, Local Agency Revenue, Series B,
    7.125%, 8/15/15 ..................................................................              2,035,000              2,093,689
    7.25%, 8/15/23 ...................................................................              4,095,000              4,227,473
 Riverside County COP,
   Airforce Village Project West Inc., Series A, Pre-Refunded, 8.125%,
    6/15/07 ..........................................................................              7,160,000              8,013,758
    6/15/12 ..........................................................................              5,290,000              5,920,780
 Roseville Special Tax, North Central CFD No. 1,
    5.75%, 9/01/23 ...................................................................              3,000,000              2,836,140
    Pre-Refunded, 8.60%, 11/01/17 ....................................................             12,000,000             13,345,920
 San Bernardino County Finance Authority Revenue,
   Public Improvement, AD, Refunding, Series A,
    6.00%, 9/02/01 ...................................................................              1,450,000              1,467,908
    6.50%, 9/02/04 ...................................................................              1,285,000              1,314,696
    7.00%, 9/02/17 ...................................................................              2,710,000              2,770,379
 San Francisco Downtown Parking Corp. Parking Revenue,
    6.55%, 4/01/12 ...................................................................              1,800,000              1,919,844
    6.65%, 4/01/18 ...................................................................              2,150,000              2,289,170
 San Joaquin Hills Transportation Corridor Agency
   Toll Road Revenue, senior lien, 5.00%, 1/01/33 ....................................              5,930,000              5,147,477
 San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ......................              1,500,000              1,532,655
 San Luis Obispo COP, Vista Hospital System Inc., 8.375%, 7/01/29 ....................             22,000,000             22,000,000
 San Ramon 1915 Act, Fostoria Parkway Reassessment District No. 9,
    6.30%, 9/02/03 ...................................................................                185,000                192,478
    6.80%, 9/02/15 ...................................................................                680,000                708,594
 Santa Margarita/Dana Point Authority Revenue,
   ID 3, 3A, 4, and 4A, Refunding, Series B, MBIA Insured, 5.75%, 8/01/20 ............              3,000,000              3,030,450
 South San Francisco RDA Tax Allocation,
   Gateway Redevelopment Project, Pre-Refunded, 7.60%, 9/01/18 .......................              2,000,000              2,226,580
 Vallejo Special Tax, CFD No. 198, Pre-Refunded, 8.90%, 8/01/21 ......................              7,500,000              8,000,025
                                                                                                                         -----------
                                                                                                                         448,983,718
                                                                                                                         -----------
 COLORADO 2.3%
 Arvada Limited Sales and Use Tax Revenue, Pre-Refunded, 7.50%, 6/01/11 ..............              2,485,000              2,624,756
 Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ...........................              3,000,000              3,068,400
 Auraria Higher Education Center, Parking Facilities Revenue, Pre-Refunded,
    7.75%, 4/01/09 ...................................................................              3,450,000              3,529,592
    7.875%, 4/01/12 ..................................................................              1,600,000              1,638,048
 Colorado Health Facilities Authority Revenue,
    Beneficial Living System Inc., Series A, 10.125%, 10/01/20 .......................             12,300,000             12,974,286
    Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 ................              2,200,000              2,164,206
    Volunteers of America Care Facilities,
      Refunding and Improvement, Series A, 5.45%, 7/01/08 ............................              1,135,000              1,101,665



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 COLORADO (CONT.)
 Colorado Health Facilities Authority Revenue, (cont.)
    Volunteers of America Care Facilities,
      Refunding and Improvement, Series A, 5.75%, 7/01/20 ............................           $  3,000,000           $  2,796,600
    Volunteers of America Care Facilities,
      Refunding and Improvement, Series A, 5.875%, 7/01/28 ..............................           5,290,000              4,926,101
 Colorado HFA,
    SF Program, Series A-2, 9.25%, 8/01/01 ...........................................                 55,000                 56,326
    SF Program, Series A-2, 9.375%, 8/01/02 ..........................................                180,000                185,729
    SF Program, Series B-1, 8.70%, 8/01/01 ...........................................                110,000                112,160
    SFMR, Series B-3, 9.75%, 8/01/02 .................................................                170,000                171,928
    SFMR, Series C, 9.20%, 8/01/02 ...................................................                285,000                293,422
    SFMR, Series C, 9.075%, 8/01/03 ..................................................                530,000                548,566
 Denver City and County Airport Revenue,
    Series A, 8.25%, 11/15/12 ........................................................              5,350,000              5,675,548
    Series A, 8.50%, 11/15/23 ........................................................             29,060,000             30,905,019
    Series A, 8.00%, 11/15/25 ........................................................                135,000                142,792
    Series A, MBIA Insured, 5.50%, 11/15/25 ..........................................              8,830,000              8,578,698
    Series A, Pre-Refunded, 8.25%, 11/15/12 ..........................................                490,000                523,340
    Series A, Pre-Refunded, 8.50%, 11/15/23 ..........................................              2,740,000              2,934,376
    Series A, Pre-Refunded, 8.00%, 11/15/25 ..........................................                 10,000                 10,652
    Series D, 7.75%, 11/15/13 ........................................................                500,000                591,250
    Series D, 7.75%, 11/15/21 ........................................................              3,425,000              3,668,860
    Series D, Pre-Refunded, 7.75%, 11/15/21 ..........................................                765,000                834,210
 Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 .......................              2,305,000              2,419,420
 Eagle County Sports and Housing Facilities Revenue,
   Vail Associate Project, Refunding, 6.95%, 8/01/19 .................................             41,200,000             43,661,700
 Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ....................              3,015,000              3,243,205
 Stonegate Village Metropolitan District, Refunding and Improvement,
   Series A, FSA Insured, 5.60%, 12/01/25 ............................................              4,640,000              4,582,974
(e) Villages Castle Rock Metropolitan District No. 4, Refunding, 8.50%, 6/01/31 ......              3,000,000              1,754,850
                                                                                                                         -----------
                                                                                                                         145,718,679
                                                                                                                         -----------
 CONNECTICUT 2.2%
 Connecticut State Development Authority
   First Mortgage Revenue, East Hill Gladeview Health
   Project 86, Pre-Refunded,  9.75%, 12/15/16 ........................................              2,600,000              2,767,024
 Connecticut State Development Authority PCR,
    Connecticut Light and Power, Refunding, Series B, 5.95%, 9/01/28 .................             21,750,000             20,741,670
    Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .................             74,975,000             71,463,171
    Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ..........             12,500,000             11,914,500
 Connecticut State Development Authority Water
   Facility Revenue, Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ................              3,000,000              3,077,280
 Connecticut State Health and Educational Facilities Authority Revenue,
    Sacred Heart University, Series C, 6.50%, 7/01/16 ................................                420,000                443,310
    Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ..................              1,580,000              1,762,427
    Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ....................              2,300,000              2,280,588
 Connecticut State HFA, Housing Mortgage Finance Program,
    Series C-1, 6.30%, 11/15/17 ......................................................             19,995,000             20,904,573
    Sub Series F-1, 6.00%, 5/15/17 ...................................................              3,500,000              3,597,650
                                                                                                                         -----------
                                                                                                                         138,952,193
                                                                                                                         -----------
 FLORIDA 8.2%
 Alachua County Health Facilities Authority Revenue,
   Shands Teaching Hospital, Series A, MBIA Insured, 5.80%, 12/01/26 .................              2,990,000              3,021,664
 Beacon Tradeport CDD, Special Assessment,
    Commercial Project, Series A, 5.80%, 5/01/04 .....................................              4,350,000              4,312,938
    Commercial Project, Series A, 6.00%, 5/01/16 .....................................             27,760,000             27,017,142
    Commercial Project, Series A, 6.20%, 5/01/22 .....................................             23,590,000             22,999,542
    Industrial Project, Series B, 6.125%, 5/01/17 ....................................             15,305,000             14,966,453
    Industrial Project, Series B, 6.375%, 5/01/22 ....................................              8,835,000              8,731,542
 Brooks of Bonita Springs CDD,
    Capital Improvement Revenue, Series A, 6.20%, 5/01/19 ............................             11,200,000             10,816,848
    District Florida Capital Improvement Revenue, Series B, 5.65%, 5/01/06 ...........              2,850,000              2,781,914
 Broward County Resource Recovery Revenue,
   Broward Waste Energy Co., LP, North Project, Series 1984, 7.95%, 12/01/08 .........             18,160,000             18,842,634


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 FLORIDA (CONT.)
 Capron Trails CDD,
    9.375%, 12/01/01 .....................................................................          $ 1,100,000          $ 1,149,654
    9.50%, 12/01/10 ......................................................................            5,795,000            6,054,500
 Championsgate CDD, Capital Improvement Revenue,
    Series A, 6.25%, 5/01/20 .............................................................            2,835,000            2,754,741
    Series B, 5.70%, 5/01/05 .............................................................            1,520,000            1,501,821
 East County Water Control District,
   Lee County Drain, Series 1991, Pre-Refunded,
    8.75%, 9/01/01 .......................................................................            1,800,000            1,912,212
    8.625%, 9/01/11 ......................................................................           10,565,000           11,275,391
 Falcon Trace CDD, Special Assessment,
    5.75%, 5/01/09 .......................................................................            1,700,000            1,638,885
    6.00%, 5/01/20 .......................................................................            3,695,000            3,466,280
 Florida State Board of Education Capital Outlay,
   (b) Public Education, Refunding, Series D, 5.75%, 6/01/22 .............................            5,000,000            4,949,450
   (b) Public Education, Refunding, Series D, 6.00%, 6/01/23 .............................            5,000,000            5,193,350
       Public Education, Series B, 5.875%, 6/01/24 .......................................            7,000,000            7,141,610
       Public Education, Series B, 5.875%, 6/01/25 .......................................            2,000,000            2,034,840
 Gateway Services District Water Management
   Benefit Tax Revenue, Second Assessment Area, Phase One, 8.00%, 5/01/20 ................            3,995,000            4,284,957
 Heritage Harbor CDD, Special Assessment Revenue,
    Series A, 6.70%, 5/01/19 .............................................................            1,895,000            1,882,493
    Series B, 6.00%, 5/01/03 .............................................................            2,635,000            2,633,893
 Heritage Isles CDD, Special Assessment Revenue, Series A, 5.75%, 5/01/05 ................            2,000,000            1,987,460
 Heritage Palms CDD, Capital Improvement Revenue, 5.40%, 11/01/03 ........................            4,650,000            4,588,434
 Highlands County Health Facilities Authority Revenue,
   Adventist Health Systems, Refunding, 5.25%, 11/15/28 ..................................            9,000,000            7,906,680
 Indian Trace CDD,
    Water and Sewer Revenue, Expansion, 6.875%, 4/01/10 ..................................            9,800,000           10,054,702
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/05 ............            7,510,000            8,212,185
    Water Management Special Benefit, Refunding, Sub Series B, 8.25%, 5/01/11 ............           12,760,000           14,004,483
 Lakeland Retirement Community Revenue, First Mortgage,
   Carpenters Home, Refunding, Series A, 6.75%, 1/01/19 ..................................           15,345,000           15,573,641
 Lakewood Ranch CDD 2, Benefit Special Assessment,
    6.25%, 5/01/18 .......................................................................           11,670,000           11,197,832
    Series A, 8.125%, 5/01/17 ............................................................           10,000,000           10,809,900
    Series B, 8.125%, 5/01/17 ............................................................            2,680,000            2,897,053
 Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 .......................            6,180,000            6,525,338
 Manatee County IDR, Manatee
   Hospital and Health System Inc., Pre-Refunded, 9.25%, 3/01/21 .........................            6,500,000            7,090,850
 Meadow Pointe II CDD, Capital Improvement Revenue,
    Series A, 5.25%, 8/01/03 .............................................................              965,000              945,623
    Series B, 5.50%, 8/01/05 .............................................................            3,675,000            3,582,684
 Mount Dora County Club CDD, Special Assessment Revenue,
    6.75%, 5/01/03 .......................................................................               65,000               65,703
    7.125%, 5/01/05 ......................................................................            3,195,000            3,286,409
    7.75%, 5/01/13 .......................................................................            1,865,000            1,959,183
 Naples Heritage CDD, Capital Improvement Revenue, 6.15%, 11/01/01 .......................            3,810,000            3,829,469
 North Broward Hospital District Revenue,
   Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 ...............................           20,000,000           20,142,400
 North Springs ID,
    Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 .........            1,300,000            1,344,109
    Special Assessment Revenue, Parkland Isles Project, Series B, 6.25%, 5/01/05 .........            3,650,000            3,696,392
    Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 .............................            1,920,000            2,208,288
    Water Management, Series B, 8.30%, 5/01/24 ...........................................            1,685,000            1,793,666
 Northwood CDD, Special Assessment Revenue,
    6.40%, 5/01/02 .......................................................................            2,610,000            2,628,688
    Series A, 7.125%, 5/01/00 ............................................................              220,000              220,623
    Series B, 7.60%, 5/01/17 .............................................................            1,530,000            1,567,791
 Orlando Special Assessment Revenue,
   Conroy Road Interchange Project, Series A, 5.80%, 5/01/26 .............................            3,250,000            3,138,655
 Palm Beach County Health Facilities Authority Revenue,
   Abbey del Ray South Project, Refunding, 8.25%, 10/01/15 ...............................            6,000,000            6,426,600
(c) Palm Beach County Solid Waste IDR,
     Okeelanta Power and Light Co. Project, Series A, 6.85%, 2/15/21 .....................           27,000,000           17,550,000


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 FLORIDA (CONT.)
 Pelican Marsh CDD, Special Assessment Revenue,
    Refunding, Series A, 5.00%, 5/01/11 ..........................................             $  6,770,000             $  6,841,965
    Refunding, Series A, 5.50%, 5/01/16 ..........................................                4,370,000                4,415,317
    Refunding, Series B, 5.25%, 5/01/09 ..........................................                  300,000                  303,150
    Series A, ETM, 8.25%, 5/01/00 ................................................                  230,000                  236,877
    Series A, ETM, 8.25%, 5/01/01 ................................................                  250,000                  266,600
    Series A, ETM, 8.25%, 5/01/02 ................................................                  270,000                  296,738
    Series A, ETM, 8.25%, 5/01/03 ................................................                  295,000                  333,205
    Series A, ETM, 8.25%, 5/01/04 ................................................                  315,000                  364,427
    Series A, Pre-Refunded, 8.25%, 5/01/16 .......................................                6,590,000                7,564,200
    Series C, 7.00%, 5/01/19 .....................................................               13,460,000               13,857,878
    Series D, 6.95%, 5/01/19 .....................................................                8,185,000                8,397,974
 Piney-Z CDD, Capital Improvement Revenue,
    Series A, 7.25%, 5/01/19 .....................................................                  995,000                  993,826
    Series B, 6.50%, 5/01/02 .....................................................                6,265,000                6,247,709
 Port Orange Lease Finance Corp. Recreation
   Facilities Lease Revenue, Pre-Refunded, 8.75%, 10/01/12 .......................                2,230,000                2,283,252
 Reserve CDD,
    Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ...........                4,215,000                4,445,898
    Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22                 4,400,000                4,355,692
 River Ridge CDD, Capital Improvement Revenue, 5.75%, 5/01/08 ....................                3,600,000                3,497,040
 Riverwood Community Development Revenue, Special AD, Series A,
    6.75%, 5/01/04 ...............................................................                3,320,000                3,410,105
    7.75%, 5/01/14 ...............................................................                1,220,000                1,269,935
 Saint Lucie West Services District Special Assessment Revenue,
   Port Saint Lucie, Water Management Benefit, Refunding, Series B,
    6.00%, 5/01/09 ...............................................................                1,430,000                1,427,784
    6.25%, 5/01/25 ...............................................................                5,080,000                5,066,589
 Santa Rosa County Health Facilities Authority Revenue,
   Gulf Breeze Hospital Inc., Refunding, 8.60%, 10/01/02 .........................                  195,000                  197,681
 St. Lucie West Services District Capital Improvement Revenue,
    Cascades Project, 6.10%, 5/01/18 .............................................                2,560,000                2,476,774
    Lake Charles Project, 6.375%, 8/01/02 ........................................                2,230,000                2,206,317
    Road Project, 5.875%, 5/01/09 ................................................                6,910,000                6,787,209
 St. Lucie West Services District Revenue, Port St. Lucie,
    Pre-Refunded, 7.875%, 5/01/20 ................................................               19,420,000               22,121,905
    Refunding, 8.25%, 12/01/23 ...................................................               22,715,000               24,276,883
 St. Lucie West Services District Water Management
   Benefit Tax, Pre-Refunded, 7.70%, 5/01/25 .....................................                4,885,000                5,596,842
 Stoneybrook CDD, Capital Improvement Revenue,
    Series A, 6.10%, 5/01/19 .....................................................                  830,000                  813,176
    Series B, 5.70%, 5/01/08 .....................................................                2,610,000                2,578,236
 Sumter County IDAR, Little Sumter Utility Co. Project,
    6.75%, 10/01/27 ..............................................................                2,950,000                2,794,093
    7.25%, 10/01/27 ..............................................................                4,200,000                4,227,888
 Tampa Revenue, Aquarium Inc. Project, Pre-Refunded, 7.55%, 5/01/12 ..............                8,900,000                9,761,609
 Village CDD No. 1, Capital Improvement Revenue,
    8.40%, 5/01/12 ...............................................................                  615,000                  654,821
    8.00%, 5/01/15 ...............................................................                2,775,000                2,920,965
 Village Center CDD, Recreational Revenue,
    Sub Series B, 6.25%, 1/01/13 .................................................                7,665,000                7,616,327
    Sub Series B, 8.25%, 1/01/17 .................................................                2,700,000                2,884,086
    Sub Series C, 7.375%, 1/01/19 ................................................                2,640,000                2,667,139
 Westchase East CDD, Capital Improvement Revenue, 6.10%, 5/01/20 .................                6,200,000                6,015,426
                                                                                                                         -----------
                                                                                                                         529,073,133
                                                                                                                         -----------
 GEORGIA .6%
 Baldwin County Hospital Authority Revenue,
   Oconee Regional Medical Center, 5.375%, 12/01/28 ....................................             1,470,000             1,285,677
   Chatham County Hospital Authority Revenue,
   Memorial Medical Center, Refunding and Improvement,
   Series A, AMBAC Insured,  5.70%, 1/01/19 ............................................            10,000,000            10,071,000


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 GEORGIA (CONT.)
 Forsyth County Hospital Authority Revenue, Anticipation Certificate,
   Georgia Baptist Health Care System Project,
    6.25%, 10/01/18 ....................................................................          $  6,000,000          $  5,761,080
    6.375%, 10/01/28 ...................................................................             9,000,000             8,604,900
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue,
   Second Indenture, Refunding, Series A, MBIA Insured,  5.625%, 7/01/20 ...............            15,000,000            15,066,000
 Tift County IDAR, Beverly Enterprises, 10.125%, 9/01/10 ...............................             1,270,000             1,352,448
                                                                                                                          ----------
                                                                                                                          42,141,105
                                                                                                                          ----------
 HAWAII .2%
 Hawaii State Department of Transportation
   Special Facilities Revenue, Continental Airlines Inc., 9.70%, 6/01/20 ...............             6,500,000             6,798,285
 Hawaii State Special AD No. 17, AMBAC Insured, 9.50%, 8/01/11 .........................             4,445,000             4,658,671
 Hawaiian Home Lands Department Revenue, Pre-Refunded, 7.60%, 7/01/08 ..................             1,315,000             1,416,650
                                                                                                                          ----------
                                                                                                                          12,873,606
                                                                                                                          ----------
 IDAHO .3%
 Nez Perce County PCR, Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 ..............            22,360,000            22,329,814
                                                                                                                          ----------
 ILLINOIS 5.4%
 Alton Hospital Facilities Revenue,
   St. Anthony's Health Center Project, Pre-Refunded, 8.375%, 9/01/14 ..................             8,655,000             8,828,100
 Aurora MFR, Fox Valley Two-Oxford
   Limited Development, Refunding, Series A, GNMA Secured, 6.125%, 2/20/32 .............             5,635,000             5,689,209
 Bryant PCR, Central Illinois Light Co. Project,
   Refunding, MBIA Insured, 5.90%, 8/01/23 .............................................            11,000,000            11,141,460
 Chicago Board of Education GO,
   Chicago School Reform, Series A, AMBAC Insured, 5.25%, 12/01/30 .....................            10,830,000             9,829,741
 Chicago O'Hare International Airport Special Facilities Revenue,
    American Airlines Inc. Project, 8.20%, 12/01/24 ....................................             7,830,000             8,917,900
    United Airlines Inc. Project, Series A, 8.85%, 5/01/18 .............................            14,495,000            15,549,946
    United Airlines Inc. Project, Series B, 8.85%, 5/01/18 .............................             3,460,000             3,711,819
 Chicago Wastewater Transmission Revenue,
   MBIA Insured, Pre-Refunded, 6.375%, 1/01/24 .........................................             4,780,000             5,246,767
 Cook County GO, Refunding, Series A, MBIA Insured, 5.625%, 11/15/22 ...................            10,500,000            10,188,150
 Illinois Development Finance Authority Hospital Revenue,
   Adventist Health System, Sunbelt Obligation,
    5.65%, 11/15/24 ....................................................................            23,750,000            21,810,338
    5.50%, 11/15/29 ....................................................................            15,450,000            13,787,889
 Illinois Development Finance Authority PCR,
   Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 .............             7,000,000             7,363,580
 Illinois Development Finance Authority Revenue,
   Provena Health, Series A, MBIA Insured, 5.50%, 5/15/21 ..............................            10,500,000            10,138,065
 Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
    ETM, 7.125%, 5/15/11 ...............................................................             2,330,000             2,495,989
    Pre-Refunded, 7.25%, 5/15/22 .......................................................             7,000,000             8,332,310
 Illinois Health Facilities Authority Revenue,
    Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 ..........             6,500,000             7,243,080
    Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 .....             9,000,000             9,468,090
    Sarah Bush Lincoln Health Center, Pre-Refunded, 7.25%, 5/15/12 .....................             2,000,000             2,185,980
    Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ..............             3,370,000             3,430,626
    St. Elizabeth's Hospital, 6.25%, 7/01/16 ...........................................             1,215,000             1,245,497
    St. Elizabeth's Hospital, 6.375%, 7/01/26 ..........................................             6,695,000             6,873,623
    Thorek Hospital and Medical Center, Refunding, 5.25%, 8/15/18 ......................             5,125,000             4,529,168
    Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .....................             8,595,000             7,460,546
(b) Metropolitan Pier and Exposition Authority Dedicated
    State Tax Revenue, McCormick Place Expansion Project,
      Refunding, Series A,  FGIC Insured, 5.25%, 12/15/28 ............................            15,000,000            13,783,650
 Metropolitan Pier and Exposition Authority Hospitality
    Facilities Revenue, McCormick Place Convention Center,
    5.75%, 7/01/06 .....................................................................             1,650,000             1,695,837
    6.25%, 7/01/17 .....................................................................            11,000,000            11,329,450
    7.00%, 7/01/26 .....................................................................             7,500,000             8,443,500
 Robbins Resource Recovery Revenue,
    Series A, 8.375%, 10/15/10 .........................................................            10,000,000             6,000,000
    Series A, 8.375%, 10/15/16 .........................................................           145,175,000            87,105,000
    Series B, 8.375%, 10/15/16 .........................................................            47,200,000            28,320,000
 Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ........             2,425,000             2,193,607
                                                                                                                          ----------
                                                                                                                         344,338,917
                                                                                                                          ----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
INDIANA .3%
Crawfordsville Industrial EDR, Kroger Co., Refunding, 7.70%, 11/01/12 ....................         $  5,000,000         $  5,490,700
Goshen Industrial Revenue,
   Greencroft Hospital Association Inc., Refunding, 5.75%,
   8/15/19 ...............................................................................            3,000,000            2,781,900
   8/15/28 ...............................................................................            5,000,000            4,543,550
Indiana Health Facility Financing Authority Hospital Revenue,
   Hancock Memorial Hospital Project,
   Series 1990, Pre-Refunded, 8.30%, 8/15/20 .............................................            2,935,000            3,114,475
   Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ...................            1,500,000            1,338,300
White River Elementary Building Corp. ....................................................
   First Mortgage, AMBAC Insured, 5.00%, 7/15/16 .........................................            1,000,000              936,030
                                                                                                                         -----------
                                                                                                                          18,204,955
                                                                                                                         -----------
KANSAS .1%
Manhattan Health Care Facility Revenue, Meadowlark Hills Retirement, Series A,
   6.375%, 5/15/20 .......................................................................            1,150,000            1,123,412
   6.50%, 5/15/28 ........................................................................            1,750,000            1,716,348
Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ................            5,730,000            6,393,076
                                                                                                                         -----------
                                                                                                                           9,232,836
                                                                                                                         -----------
KENTUCKY .8%
Adair County Public Hospital Corp. Revenue, Refunding and Improvement,
   5.40%, 1/01/12 ........................................................................              460,000              445,883
   5.70%, 1/01/19 ........................................................................            1,100,000            1,050,346
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
   8.10%, 12/01/15 .......................................................................           11,000,000           11,290,840
   Series A, 7.50%, 2/01/20 ..............................................................           11,230,000           11,934,795
   Series B, 7.25%, 2/01/22 ..............................................................            3,595,000            3,807,321
Kentucky Economic Development Finance
       Authority Hospital System Revenue,
       Appalachian Regional Health Center Facility,
        Refunding and Improvement, 5.875%, 10/01/22 ......................................            7,835,000            7,253,330
Powderly IDR, First Mortgage Revenue, Kroger Co.,
    Refunding, 7.375%, 9/01/06 ...........................................................              830,000              900,932
Russell Health System Revenue,
   8.10%, 7/01/15 ........................................................................            3,230,000            3,663,757
   Franciscan Health Center, Series B, 8.10%, 7/01/01 ....................................              800,000              827,592
   Our Lady of Bellefonte, Refunding, 5.50%, 7/01/15 .....................................            1,000,000              944,390
   Pre-Refunded, 8.10%, 7/01/15 ..........................................................            4,270,000            5,143,471
Stanford Health Facilities Revenue, Beverly Project, Refunding, 10.375%, 11/01/09 ........              900,000              965,844
                                                                                                                         -----------
                                                                                                                          48,228,501
                                                                                                                         -----------
LOUISIANA 2.1%
Calcasieu Parish Public Trust Authority Mortgage Revenue,
   Refunding, Series A, 7.75%, 6/01/12 ...................................................            1,320,000            1,381,340
Iberville Parish PCR, Entergy Gulf States Inc. ...........................................
   Project, Refunding, 5.70%, 1/01/14 ....................................................           15,500,000           14,868,995
Lake Charles Harbor and Terminal District Port
   Facilities Revenue, Trunkline Co. Project, Refunding, 7.75%, 8/15/22 ..................           35,000,000           38,628,100
Louisiana Public Facilities Authority Revenue,
  Xavier University of Louisiana Project,
   Refunding, MBIA Insured, 5.25%, 9/01/17 ...............................................            5,000,000            4,797,700
Pointe Coupee Parish PCR,
   Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..........................            4,850,000            5,040,363
St. Charles Parish PCR, Louisiana Power and Light Co. Project, 8.00%, 12/01/14 ...........           13,525,000           14,013,929
St. Tammany Public Trust Financing Authority Revenue,
  Christwood Project, Refunding, 5.70%, 11/15/28 .........................................            4,000,000            3,607,320
West Feliciana Parish PCR,
   Gulf State Utility Co. Project, Refunding, 8.00%, 12/01/24 ............................           17,200,000           17,653,220
   Gulf State Utility Co. Project, Series D, 5.80%, 12/01/15 .............................            4,000,000            3,841,160
   Gulf State Utility Co. Project, Series D, 5.80%, 4/01/16 ..............................           19,600,000           18,813,452
   Series A, 7.50%, 5/01/15 ..............................................................            8,740,000            9,384,225
                                                                                                                         -----------
                                                                                                                         132,029,804
                                                                                                                         -----------
MAINE .6%
Maine State Finance Authority Solid Waste Disposal Revenue,
  Boise Cascade Corp. Project, 7.90%, 6/01/15 ............................................            5,000,000            5,193,350
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .....................            4,800,000            4,990,752
Skowhegan PCR, S.D. Warren Co.,
   Series A, 6.65%, 10/15/15 .............................................................           24,570,000           25,277,862
   Series B, 6.65%, 10/15/15 .............................................................            4,940,000            5,082,321
                                                                                                                         -----------
                                                                                                                          40,544,285
                                                                                                                         -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 MARYLAND .7%
 Gaithersberg Hospital Facilities Revenue,
   Shady Grove Adventist Hospital, Refunding and Improvement,
    Series B, 8.50%, 9/01/03 ...........................................................          $  4,510,000          $  4,955,453
    Series B, 8.50%, 9/01/07 ...........................................................             5,340,000             6,289,345
    Series B, Pre-Refunded, 8.50%, 9/01/22 .............................................             3,550,000             4,035,853
    Series C, FSA Insured, 6.00%, 9/01/21 ..............................................             5,000,000             5,166,450
 Maryland State CDA, Department of Housing and
   Community Development, Series A, 5.875%, 7/01/16 ....................................             3,975,000             4,047,464
 Maryland State Health and Higher Educational Facilities
   Authority Revenue, Roland Park Place Project, Refunding,
   5.625%, 7/01/24 .....................................................................             5,000,000             4,492,200
 Takoma Park Hospital Facilities Revenue,
   Washington Adventist Hospital Project, Series B, 8.50%,
    9/01/03 ............................................................................             4,700,000             5,146,688
    9/01/07 ............................................................................             6,975,000             8,166,191
                                                                                                                         -----------
                                                                                                                          42,299,644
                                                                                                                         -----------
 MASSACHUSETTS 1.9%
 Massachusetts Bay Transportation Authority Revenue,
   General Transportation System, Series A, 7.00%, 3/01/21 .............................             2,000,000             2,307,760
 Massachusetts Municipal Wholesale Electric Co. ........................................
   Power Supply System Revenue,
    Series A, 6.75%, 7/01/11 ...........................................................             4,435,000             4,644,465
    Series B, 6.75%, 7/01/17 ...........................................................             3,170,000             3,331,638
 Massachusetts State Development Finance Agency Revenue,
    Berkshire Retirement Project, First Mortgage, 5.60%, 7/01/19 .......................             1,030,000               959,929
    Berkshire Retirement Project, First Mortgage, 5.625%, 7/01/29 ......................             1,620,000             1,473,552
    Loomis Community Project, First Mortgage, Refunding, Series A, 5.75%, 7/01/23 ......             3,500,000             3,292,485
    Loomis Community Project, First Mortgage, Series A, 5.625%, 7/01/15 ................             1,850,000             1,745,309
 Massachusetts State Health and Educational Facilities Authority Revenue,
    Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ....................             5,000,000             5,078,200
    Framingham Union Hospital, Pre-Refunded, 8.50%, 7/01/10 ............................             1,810,000             1,916,374
    Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ................             9,000,000             8,499,240
    Saint Memorial Medical Center, Refunding, Series A, 5.75%, 10/01/06 ................             3,250,000             3,127,508
    Saint Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 ................             6,235,000             5,807,715
 Massachusetts State Industrial Finance Agency Resource
   Recovery Revenue, Semass Project,
    Series A, 9.00%, 7/01/15 ...........................................................            15,490,000            16,927,782
    Series B, 9.25%, 7/01/15 ...........................................................            20,370,000            22,310,650
 Massachusetts State Industrial Finance Agency Revenue,
   Cape Cod Health Systems, Pre-Refunded, 8.50%, 11/15/20 ..............................             4,500,000             4,830,300
 Massachusetts State Industrial Finance Agency
   Solid Waste Disposal Revenue, Massachusetts Paper Co.
   Project, senior lien,  8.50%, 11/01/12 ..............................................            42,402,544            28,091,685
 Massachusetts State Turnpike Authority
   Metropolitan Highway System Revenue, Series A, MBIA Insured, 5.00%, 1/01/37 .........             7,500,000             6,536,250
                                                                                                                         -----------
                                                                                                                         120,880,842
                                                                                                                         -----------

 MICHIGAN 2.4%
 Cadillac Local Development Finance
   Authority Tax Increment Revenue, Refunding, 8.50%, 3/01/10 ..........................             5,425,000             5,802,200
 Detroit GO,
    City School District, Series A,
          AMBAC Insured, Pre-Refunded, 5.85%, 5/01/16 ..................................             5,175,000             5,587,551
    Refunding, Series B, 6.375%, 4/01/07 ...............................................             7,535,000             8,049,038
    Refunding, Series B, 6.25%, 4/01/08 ................................................             3,000,000             3,182,160
    Series A, Pre-Refunded, 6.80%, 4/01/15 .............................................             5,160,000             5,747,311
 Dickinson County, Memorial Hospital System Revenue,
   Pre-Refunded, 8.125%, 11/01/24 ......................................................             4,250,000             4,991,710
 Garden City Hospital Financing Authority Hospital Revenue, Refunding,
    5.625%, 9/01/10 ....................................................................             2,000,000             1,875,960
    5.75%, 9/01/17 .....................................................................             1,000,000               919,120
 Kent Hospital Finance Authority Health Care Revenue,
   Butterworth Health System, Series A,
   MBIA Insured, Pre-Refunded,  6.125%, 1/15/21 ........................................            11,770,000            12,858,019
 Michigan State Hospital Finance Authority Revenue,
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 .......             7,500,000             7,349,550
    Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 .......            30,205,000            30,247,891
    Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 .......               500,000               441,330
    Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ..................               500,000               426,215
    Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/28 ..................             7,000,000             5,888,750
    Genesys Regional Medical Center, Refunding, Series A, 5.50%, 10/01/27 ..............            16,500,000            14,613,390
    Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 .............................             1,000,000               972,210

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MICHIGAN (CONT.)
 Michigan State Hospital Finance Authority Revenue, (cont.)
    Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ..........................           $  1,000,000           $    956,350
    Mercy Health Services, Series Q, AMBAC Insured, 5.75%, 8/15/16 ...................              9,310,000              9,452,722
    Sinai Hospital, Refunding, 6.625%, 1/01/16 .......................................              2,990,000              3,038,348
    Sinai Hospital, Refunding, 6.70%, 1/01/26 ........................................              7,250,000              7,401,960
 Michigan State Strategic Fund Limited Obligation Revenue,
       Detroit Edison Co., Pollution Project, Refunding,
       Series BB, MBIA Insured,  6.20%, 8/15/25 ......................................              7,825,000              8,214,685
 Muskegon Hospital Finance Authority Hospital Revenue,
    Muskegon General Hospital, Refunding, Series A, 8.25%, 2/15/11 ...................              3,500,000              3,638,775
 Tawas City Hospital Finance Authority, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, 5.60%, 2/15/13 ..............................................              2,395,000              2,292,446
    Series A, 5.75%, 2/15/23 .........................................................              4,125,000              3,911,573
 Wayne County Downriver Systems Sewer Disposal Revenue,
     Series A, Pre-Refunded, 7.00%, 11/01/13 .........................................              1,900,000              2,062,469
 Wayne County GO,
    IDA, Building Authority, Pre-Refunded, 8.00%, 3/01/17 ............................              4,500,000              4,968,540
    South Huron Valley Wastewater Control, Refunding, 7.875%, 5/01/02 ................              1,550,000              1,582,054
                                                                                                                         -----------
                                                                                                                         156,472,327
                                                                                                                         -----------
 MINNESOTA 2.4%
 Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%,
    10/01/00 .........................................................................                185,000                191,240
    4/01/10 ..........................................................................              1,500,000              1,573,020
 Duluth Commercial Development Revenue,
   Duluth Radisson Hotel Project, Refunding, 8.00%, 12/01/15 .........................              5,000,000              4,104,050
 International Falls PCR, Boise Cascade Corp. ........................................
   Project, Refunding, 5.65%, 12/01/22 ...............................................             10,500,000              9,647,820
 Maplewood Health Care Facility Revenue,
   Health East Project, 5.95%, 11/15/06 ..............................................              2,200,000              2,165,702
 Minneapolis CDA, Supported Development Revenue, Limited Tax,
    Series 2, 8.40%, 12/01/12 ........................................................              2,785,000              2,836,328
    Series 3-A, 8.375%, 12/01/19 .....................................................                600,000                636,168
 Minneapolis Revenue, Walker Methodist Senior Services, Series A,
    5.875%, 11/15/18 .................................................................              2,500,000              2,355,825
    6.00%, 11/15/28 ..................................................................              4,750,000              4,440,490
 Minnesota Agriculture and Economic Development Board Revenue,
   Health Care System, Fairview Hospital,
   Refunding, Series A, MBIA  Insured, 5.75%, 11/15/26 ...............................             23,380,000             23,413,433
 Minnesota State HFA, Rental Housing,
   Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 .................................              3,295,000              3,352,201
 Northfield First Mortgage Nursing Home Revenue,
   Minnesota Odd Fellows Home Project, Pre-Refunded, 8.75%, 10/01/03 .................                880,000                890,683
 Northwest Multi-County RDAR, Government Housing,
   Pooled Housing Project, 7.40%, 7/01/26 ............................................              5,165,000              4,390,250
 Robbinsdale MFHR, Copperfield Phase II Apartments,
   Refunding, 9.00%, 3/01/25 .........................................................              4,110,000              4,152,251
 Rochester Health Care Facilities Revenue,
   Mayo Foundation, Series A, 5.50%, 11/15/27 ........................................             15,000,000             14,539,350
 Roseville MFHR, Rosepointe I Project,
   Refunding, Series C, 8.00%, 12/01/29 ..............................................              3,430,000              3,563,461
(e)South Central Multi-County Housing and RDAR,
   Pooled Housing, 8.00%, 2/01/25 ....................................................             10,000,000              6,000,000
 St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 .......................................              5,700,000              6,134,055
 St. Paul Housing and RDA, Housing Tax, 8.625%, 9/01/07 ..............................              1,345,000              1,441,168
 St. Paul Port Authority Commercial Development,
   Theole Printing Project, 9.00%, 10/01/21 ..........................................                570,000                586,262
 St. Paul Port Authority IDR,
    Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ............................                 40,000                 39,360
    SDA Enterprises, Series K, 10.25%, 10/01/10 ......................................              1,095,000              1,053,040
    Series A-I, 8.50%, 12/01/01 ......................................................                665,000                655,983
    Series A-I, 9.00%, 12/01/02 ......................................................                260,000                259,147
    Series A-I, 9.00%, 12/01/12 ......................................................              4,300,000              3,934,156
    Series A-II, 8.50%, 12/01/01 .....................................................                650,000                641,186
    Series A-II, 9.00%, 12/01/02 .....................................................                255,000                254,164
    Series A-II, 9.00%, 12/01/12 .....................................................              4,235,000              3,874,686
    Series A-III, 8.50%, 12/01/01 ....................................................                680,000                670,779
    Series A-III, 9.00%, 12/01/02 ....................................................                265,000                264,131
    Series A-III, 9.00%, 12/01/12 ....................................................              4,430,000              4,053,096
    Series A-IV, 8.50%, 12/01/01 .....................................................                525,000                517,881
    Series A-IV, 9.00%, 12/01/02 .....................................................                205,000                204,328
    Series A-IV, 9.00%, 12/01/12 .....................................................              3,375,000              3,087,855
    Series C, 10.00%, 12/01/01 .......................................................                860,000                871,601

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

MINNESOTA (CONT.)
 St. Paul Port Authority IDR, (cont.)
   Series C, 10.00%, 12/01/02 ......................................................            $    715,000            $    724,645
   Series C, 10.00%, 12/01/06 ......................................................               2,930,000               2,838,818
   Series C, 9.875%, 12/01/08 ......................................................               3,100,000               3,003,838
   Series F, 10.25%, 10/01/99 ......................................................                  65,000                  64,973
   Series F, 8.00%, 9/01/00 ........................................................                  25,000                  24,853
   Series F, 10.25%, 10/01/00 ......................................................                  70,000                  70,156
   Series F, 8.00%, 9/01/01 ........................................................                  25,000                  24,797
   Series F, 10.25%, 10/01/01 ......................................................                  80,000                  80,210
   Series F, 8.00%, 9/01/02 ........................................................                  25,000                  24,792
   Series F, 10.25%, 10/01/02 ......................................................                  90,000                  90,057
   Series F, 8.00%, 9/01/19 ........................................................               1,025,000                 835,631
   Series I, 10.75%, 12/01/00 ......................................................                  15,000                  15,084
   Series I, 10.75%, 12/01/01 ......................................................                  15,000                  15,148
   Series I, 10.75%, 12/01/02 ......................................................                  15,000                  15,116
   Series J, 9.50%, 12/01/01 .......................................................                  80,000                  80,423
   Series J, 9.50%, 12/01/02 .......................................................                  95,000                  95,235
   Series J, 9.50%, 12/01/11 .......................................................               1,325,000               1,262,341
   Series L, 9.50%, 12/01/01 .......................................................                  40,000                  40,212
   Series L, 9.75%, 12/01/01 .......................................................                  25,000                  25,132
   Series L, 9.50%, 12/01/02 .......................................................                  45,000                  45,111
   Series L, 9.75%, 12/01/02 .......................................................                  30,000                  30,065
   Series L, 9.50%, 12/01/14 .......................................................               1,025,000                 971,300
   Series L, 9.75%, 12/01/14 .......................................................               1,530,000               1,455,397
   Series N, 10.00%, 12/01/01 ......................................................                  65,000                  65,314
   Series N, 10.75%, 10/01/02 ......................................................               1,300,000               1,310,140
   Series N, 10.00%, 12/01/02 ......................................................                  65,000                  65,139
   Series N, 10.00%, 12/01/14 ......................................................               1,405,000               1,343,517
   Series S, 9.625%, 12/01/01 ......................................................                  55,000                  55,009
   Series S, 9.625%, 12/01/02 ......................................................                  60,000                  59,980
   Series S, 9.625%, 12/01/14 ......................................................               1,280,000               1,225,190
   Series T, 9.625%, 12/01/01 ......................................................                  30,000                  30,161
   Series T, 9.625%, 12/01/02 ......................................................                  35,000                  35,081
   Series T, 9.625%, 12/01/14 ......................................................                 910,000                 871,034
St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
   6/01/16 .........................................................................               4,930,000               4,953,467
   6/01/26 .........................................................................              10,660,000              10,710,742
Victoria Private School Facility Revenue,
  Holy Family Catholic High School, Series A, 5.875%, 9/01/29 ......................               4,000,000               3,827,040
                                                                                                                         -----------
                                                                                                                         153,180,298
                                                                                                                         -----------
MISSISSIPPI 1.1%
Claiborne County PCR, Systems Energy Resources Inc.,
  Refunding, 6.20%, 2/01/26 ........................................................              33,295,000              33,505,757
Corinth and Alcorn County Hospital Revenue,
  Magnolia Regional Health Center Project,
   Refunding, Series A, 5.50%, 10/01/21 ............................................               4,000,000               3,612,160
   Series B, 5.50%, 10/01/21 .......................................................               1,000,000                 903,040
Lowndes County Hospital Revenue,
  Golden Triangle Medical Center, 8.50%, 2/01/10 ...................................               4,035,000               4,164,443
Mississippi Business Finance Corp. PCR,
  System Energy Resource Inc. Project,
   5.875%, 4/01/22 .................................................................              24,900,000              23,292,207
   Refunding, 5.90%, 5/01/22 .......................................................               6,730,000               6,314,423
                                                                                                                         -----------
                                                                                                                          71,792,030
                                                                                                                         -----------
MISSOURI 1.4%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
   Pre-Refunded, 6.25%, 12/01/16 ...................................................               1,000,000               1,108,440
   Pre-Refunded, 6.40%, 12/01/25 ...................................................               3,000,000               3,342,840
   Refunding, 5.25%, 12/01/20 ......................................................              12,280,000              11,389,332
   Refunding, 5.25%, 12/01/26 ......................................................               8,875,000               8,096,929
Marshall IDA, Hospital Revenue,
  John Fitzgibbon Memorial Hospital, Pre-Refunded, 10.00%, 5/01/20 .................               8,500,000               9,010,510

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

MISSOURI (CONT.)
  Missouri State Health and Educational Facilities Authority
  Health Facilities Revenue, Heartland Health,
  Refunding and Improvement,  8.125%, 10/01/10 ...................................              $ 7,300,000              $ 7,498,852
Newton County IDA, Health Facilities Revenue,
  Beverly Enterprises, 10.375%, 11/01/08 .........................................                1,320,000                1,367,652
Perry County GO, Perry Memorial Hospital,
  Pre-Refunded, 9.125%, 6/01/11 ..................................................                1,500,000                1,587,450
St. Louis County IDA, Kiel Center, Refunding,
   7.625%, 12/01/09 ..............................................................                8,000,000                8,550,640
   7.75%, 12/01/13 ...............................................................                5,175,000                5,534,197
   7.875%, 12/01/24 ..............................................................                6,000,000                6,419,940
St. Louis Municipal Finance Corp. Leasehold Revenue,
   City Justice Center, Refunding, Series A, AMBAC Insured, 5.95%, 2/15/16 .......                8,640,000                8,970,566
   Refunding, Series A, 6.00%, 7/15/13 ...........................................               14,250,000               14,659,545
West Plains IDA, Hospital Revenue,
  Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 ......................                  500,000                  463,610
                                                                                                                         -----------
                                                                                                                          88,000,503
                                                                                                                         -----------
MONTANA .3%
Montana State Board of Housing SFM,
   Senior Bonds, Series B-2, 8.90%, 10/01/00 .....................................                   65,000                   65,645
   Series A, FHA Insured, 8.275%, 10/01/03 .......................................                  330,000                  341,573
Montana State Board of Investments Resource
  Recovery Revenue, Yellowstone Energy Project, 7.00%, 12/31/19 ..................               20,770,000               20,669,266
                                                                                                                         -----------
                                                                                                                          21,076,484
                                                                                                                         -----------
NEBRASKA .3%
Kearney IDR, Great Platte River Road, 6.75%,
   1/01/23 .......................................................................                9,000,000                7,634,880
   1/01/28 .......................................................................                6,500,000                5,455,255
Lancaster County Hospital Authority Revenue,
  Bryan Memorial Hospital Project No. 1,
  Series A, MBIA Insured, 5.375%, 6/01/19 ........................................                5,465,000                5,261,866
Scotts Bluff County Hospital Authority No. 1 Hospital Revenue,
   Regional West, 6.375%, 12/15/08 ...............................................                1,145,000                1,201,529
   Regional West Medical Center, Pre-Refunded, 6.375%, 12/15/08 ..................                  955,000                1,030,999
                                                                                                                         -----------
                                                                                                                          20,584,529
                                                                                                                         -----------
NEVADA 3.0%
Clark County IDR,
   Nevada Power Co. Project, Refunding, Series C, 5.50%, 10/01/30 ................               41,400,000               37,371,780
   Southwest Gas Corp., Series A, 6.50%, 12/01/33 ................................               13,775,000               14,309,057
Clark County PCR, Nevada Power Co.
  Project, Refunding, Series D, 5.45%, 10/01/23 ..................................                4,000,000                3,645,720
Clark County Special ID No. 108, Summerlin, 6.625%, 2/01/17 ......................                7,550,000                7,775,670
Henderson Local ID,
   No. 2, 9.50%, 8/01/11 .........................................................                5,485,000                5,706,265
   No. T-1, Series A, 8.50%, 8/01/13 .............................................               21,990,000               24,133,145
   No. T-4, Series A, Pre-Refunded, 8.50%, 11/01/12 ..............................                8,680,000                9,006,368
   No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ..................                3,200,000                3,110,368
   No. T-10, 7.50%, 8/01/15 ......................................................                7,260,000                7,484,770
   No. T-12, Series A, 7.375%, 8/01/18 ...........................................               49,590,000               52,178,102
Las Vegas Downtown RDA,
  Tax Increment Revenue, Fremont Street Project, Series A, 6.10%, 6/15/14 ........                3,500,000                3,557,820
Las Vegas Local Improvement Bond Special Assessment,
   ID No. 404, FSA Insured, 5.85%, 11/01/09 ......................................                3,370,000                3,443,870
   ID No. 707, 6.60%, 6/01/05 ....................................................                1,000,000                1,034,770
   ID No. 707, 6.70%, 6/01/06 ....................................................                1,235,000                1,278,237
   ID No. 707, 6.80%, 6/01/07 ....................................................                1,805,000                1,868,626
   ID No. 707, 7.10%, 6/01/16 ....................................................                8,000,000                8,287,760
Las Vegas Special Assessment
  ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ....................................                7,615,000                7,848,857
Nevada Housing Division, SF Program, Subordinated,
   FI/GML, Series A, 9.30%, 10/01/00 .............................................                   50,000                   50,673
   FI/GML, Series A-1, 8.75%, 10/01/04 ...........................................                  200,000                  207,652
   FI/GML, Series A-2, 9.375%, 10/01/00 ..........................................                   55,000                   55,782
   FI/GML, Series A-2, 8.65%, 10/01/01 ...........................................                  185,000                  187,355
   FI/GML, Series A-3, 9.20%, 10/01/00 ...........................................                   80,000                   80,988

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 NEVADA (CONT.)
 Nevada Housing Division, SF Program, Subordinated, (cont.)
   FI/GML, Series B, 9.50%, 10/01/01 ..............................................           $    130,000           $    132,977
   FI/GML, Series B-1, 7.90%, 10/01/05 ............................................                540,000                554,828
   FI/GML, Series C-1, 7.55%, 10/01/05 ............................................                675,000                695,081
   Series B-2, 9.65%, 10/01/02 ....................................................                105,000                106,813
   Series C-1, 9.60%, 10/01/02 ....................................................                175,000                175,340
                                                                                                                     ------------
                                                                                                                      194,288,674
                                                                                                                     ------------
NEW HAMPSHIRE 2.5%
New Hampshire Higher Education and Health Facilities Authority Revenue,
   Hillcrest Terrace, 7.50%, 7/01/24 ..............................................             18,450,000             19,271,763
   Hospital Littleton Hospital Association, Series B., 5.90%, 5/01/28 .............              2,000,000              1,844,700
   Kendal at Hanover Project, Pre-Refunded, 8.00%, 10/01/19 .......................              9,290,000              9,506,457
   New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ..........              1,300,000              1,286,688
New Hampshire State Business Finance Authority PCR,
   Connecticut Light and Power Co., Refunding, Series A, 5.85%, 12/01/22 ..........             21,000,000             19,562,340
   Public Service Co. of New Hampshire, Refunding, Series D, 6.00%, 5/01/21 .......             28,000,000             26,883,920
   Public Service Co. of New Hampshire, Refunding, Series E, 6.00%, 5/01/21 .......             21,800,000             20,931,052
   United Illuminating Co., Refunding, Series A, 5.875%, 10/01/33 .................              3,000,000              2,878,590
New Hampshire State IDAR, Pollution Control,
   Connecticut Light and Power Co., 5.90%, 11/01/16 ...............................              5,400,000              5,163,966
   Connecticut Light and Power Co., 5.90%, 8/01/18 ................................              8,000,000              7,589,520
   Public Service Co. of New Hampshire Project, Series A, 7.65%, 5/01/21 ..........             10,970,000             11,421,306
   Public Service Co. of New Hampshire Project, Series C, 7.65%, 5/01/21 ..........             34,635,000             36,059,884
                                                                                                                     ------------
                                                                                                                      162,400,186
                                                                                                                     ------------
NEW JERSEY .4%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
   Series 1, 6.00%, 1/01/19 .......................................................              2,180,000              2,179,782
   Series 1, 6.00%, 1/01/29 .......................................................              5,000,000              4,965,350
   Series 2, 6.125%, 1/01/19 ......................................................              2,125,000              2,128,804
   Series 2, 6.125%, 1/01/29 ......................................................              5,105,000              5,114,138
New Jersey EDA Revenue, First Mortgage,
  Keswick Pines, Refunding, 5.75%, 1/01/24 ........................................              1,500,000              1,406,700
New Jersey Health Care Facilities
  Financing Authority Revenue, Lutheran Home, Series A, 8.40%, 7/01/19 ............              2,100,000              2,151,471
New Jersey State Housing and Mortgage Finance Agency MFHR,
  Refunding, Series A, AMBAC Insured,
   6.00%, 11/01/14 ................................................................              3,000,000              3,092,670
   6.05%, 11/01/20 ................................................................              5,500,000              5,655,760
                                                                                                                     ------------
                                                                                                                       26,694,675
                                                                                                                     ------------
NEW MEXICO 4.1%
Farmington PCR,
   Public Service Co. of New Mexico,
          San Juan Project, Refunding, Series A, 6.30%, 12/01/16 ..................             29,045,000             29,304,662
   Public Service Co. of New Mexico,
           San Juan Project, Refunding, Series A, 5.80%, 4/01/22 ..................             22,500,000             21,230,550
   Public Service Co. of New Mexico,
           San Juan Project, Refunding, Series A, 6.40%, 8/15/23 ..................             58,250,000             58,906,478
   Public Service Co. of New Mexico,
           San Juan Project, Refunding, Series B, 6.30%, 12/01/16 .................             14,500,000             14,629,630
   Public Service Co. of New Mexico,
           San Juan Project, Refunding, Series B, 5.80%, 4/01/22 ..................             19,500,000             18,399,810
   Public Service Co. of New Mexico,
           San Juan Project, Refunding, Series C, 5.80%, 4/01/22 ..................             13,900,000             13,115,762
   Public Service Co. of New Mexico,
           San Juan Project, Refunding, Series D, 6.375%, 4/01/22 .................             64,125,000             65,061,225
   Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ...........................             37,000,000             39,511,560
New Mexico Mortgage Finance Authority SFM Program,
   Refunding, Series A-1, 7.90%, 7/01/04 ..........................................                465,000                476,676
   Series A, 9.50%, 9/01/00 .......................................................                110,000                110,604
   Series A, 9.10%, 9/01/03 .......................................................                590,000                612,385
   Series A, FHA Insured, 8.80%, 9/01/01 ..........................................                160,000                163,603
   Series B, 9.30%, 9/01/00 .......................................................                 35,000                 35,189
   Sub Series A, 9.55%, 9/01/02 ...................................................                505,000                513,196
Rio Rancho Water and Wastewater Revenue,
  Series A, FSA Insured, Pre-Refunded, 5.90%, 5/15/15 .............................              3,620,000              3,866,920
                                                                                                                     ------------
                                                                                                                      265,938,250
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK 11.1%
MTA Commuter Facilities Revenue,
   Series 8, 5.50%, 7/01/21 ........................................................             $16,775,000             $16,134,866
   Series A, MBIA Insured, 5.625%, 7/01/27 .........................................              12,880,000              12,816,115
   Series R, 5.50%, 7/01/17 ........................................................               2,000,000               1,951,040
   Service Contract, Refunding, Series 1, FSA Insured, 5.70%, 7/01/24 ..............              10,000,000              10,066,500
MTA Service Contract Revenue,
   Commuter Facilities, Refunding, Series 5, 6.50%, 7/01/16 ........................               3,860,000               4,028,759
   Commuter Facilities, Refunding, Series N, 6.80%, 7/01/04 ........................               3,330,000               3,586,010
   Commuter Facilities, Refunding, Series N, 6.90%, 7/01/05 ........................               3,050,000               3,284,881
   Transit Facilities, Refunding, Series N, 6.80%, 7/01/04 .........................               2,330,000               2,509,130
   Transit Facilities, Refunding, Series N, 6.90%, 7/01/05 .........................               2,470,000               2,660,215
   Transit Facilities, Refunding, Series N, 7.125%, 7/01/09 ........................               7,830,000               8,446,613
   Transit Facilities, Refunding, Series P, 5.75%, 7/01/15 .........................               6,065,000               6,106,181
MTA Transit Facilities Revenue,
   Series A, MBIA Insured, 5.875%, 7/01/27 .........................................              22,700,000              23,251,156
   Service Contract, Refunding, Series R, 5.50%, 7/01/17 ...........................               5,000,000               4,877,600
New York City GO,
   Refunding, Series F, 6.00%, 8/01/11 .............................................              10,000,000              10,469,800
   Refunding, Series F, 5.25%, 8/01/15 .............................................              20,580,000              19,847,764
   Refunding, Series H, 6.25%, 8/01/15 .............................................              25,000,000              26,449,750
   Refunding, Series H, 6.125%, 8/01/25 ............................................               5,600,000               5,726,896
   Refunding, Series J, 6.00%, 8/01/21 .............................................              10,000,000              10,163,600
   Series A, 6.125%, 8/01/06 .......................................................               9,955,000              10,612,329
   Series A, 6.25%, 8/01/08 ........................................................              10,000,000              10,673,600
   Series A, 7.25%, 3/15/20 ........................................................                 100,000                 102,756
   Series A, 6.25%, 8/01/21 ........................................................                 845,000                 868,981
   Series A, Pre-Refunded, 6.125%, 8/01/06 .........................................                 235,000                 254,698
   Series A, Pre-Refunded, 7.25%, 3/15/20 ..........................................                 230,000                 237,813
   Series B, 7.00%, 2/01/18 ........................................................               3,255,000               3,442,781
   Series B, 7.00%, 2/01/19 ........................................................               3,375,000               3,567,341
   Series B, 7.00%, 2/01/20 ........................................................               3,305,000               3,492,559
   Series B, 6.00%, 8/15/26 ........................................................               4,355,000               4,405,910
   Series B, Pre-Refunded, 6.75%, 10/01/15 .........................................                 100,000                 108,395
   Series B, Pre-Refunded, 7.00%, 2/01/18 ..........................................                 835,000                 897,976
   Series B, Pre-Refunded, 7.00%, 2/01/19 ..........................................               1,625,000               1,747,558
   Series B, Pre-Refunded, 7.00%, 2/01/20 ..........................................               2,440,000               2,624,025
   Series B, Pre-Refunded, 6.00%, 8/15/26 ..........................................                 645,000                 701,212
   Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ..........................              17,070,000              19,137,689
   Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ..........................               5,000,000               5,660,650
   Series C, 5.375%, 11/15/27 ......................................................               7,450,000               6,982,885
   Series C, 5.50%, 11/15/37 .......................................................               2,000,000               1,899,200
   Series C, Pre-Refunded, 7.25%, 8/15/24 ..........................................               7,905,000               8,371,474
   Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/16 ..........................                  55,000                  59,875
   Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ..........................                 370,000                 402,797
   Series C, Sub Series C-1, Pre-Refunded, 7.50%, 8/01/21 ..........................                 435,000                 479,457
   Series D, 6.00%, 2/15/10 ........................................................               8,155,000               8,510,721
   Series D, 7.625%, 2/01/14 .......................................................                  40,000                  42,934
   Series D, 7.50%, 2/01/18 ........................................................                   5,000                   5,345
   Series D, Pre-Refunded, 7.70%, 2/01/11 ..........................................                 150,000                 163,874
   Series D, Pre-Refunded, 7.625%, 2/01/13 .........................................                 400,000                 436,316
   Series D, Pre-Refunded, 7.625%, 2/01/14 .........................................                 810,000                 883,540
   Series D, Pre-Refunded, 7.50%, 2/01/18 ..........................................                 380,000                 413,425
   Series D, Pre-Refunded, 7.50%, 2/01/19 ..........................................                 330,000                 359,027
   Series E, 6.25%, 2/15/07 ........................................................               3,270,000               3,500,699
   Series E, 7.50%, 2/01/18 ........................................................                  45,000                  48,101
   Series E, Pre-Refunded, 6.25%, 2/15/07 ..........................................               6,730,000               7,322,442
   Series E, Pre-Refunded, 7.50%, 2/01/18 ..........................................                 480,000                 522,221


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York City GO, (cont.)
    Series F, 7.625%, 2/01/13 ........................................................            $    45,000            $    48,355
    Series F, 7.625%, 2/01/15 ........................................................                 15,000                 16,104
    Series F, 7.50%, 2/01/21 .........................................................                110,000                117,424
    Series F, Pre-Refunded, 7.625%, 2/01/13 ..........................................                310,000                338,145
    Series F, Pre-Refunded, 7.625%, 2/01/14 ..........................................                275,000                299,967
    Series F, Pre-Refunded, 7.50%, 2/01/21 ...........................................                575,000                625,577
    Series F, Pre-Refunded, 6.625%, 2/15/25 ..........................................              8,625,000              9,516,825
    Series G, 5.75%, 8/01/10 .........................................................                505,000                521,519
    Series G, 6.125%, 10/15/11 .......................................................             20,480,000             21,743,206
    Series G, 6.20%, 10/15/14 ........................................................             10,000,000             10,584,300
    Series G, 7.50%, 2/01/22 .........................................................                 10,000                 10,673
    Series G, Pre-Refunded, 7.50%, 2/01/22 ...........................................                 50,000                 54,338
    Series H, 7.20%, 2/01/15 .........................................................                875,000                931,044
    Series H, 7.00%, 2/01/22 .........................................................                 10,000                 10,561
    Series H, 5.00%, 3/15/29 .........................................................             34,625,000             30,334,270
    Series H, Pre-Refunded, 7.20%, 2/01/14 ...........................................                625,000                674,969
    Series H, Pre-Refunded, 7.20%, 2/01/15 ...........................................                500,000                539,975
    Series H, Pre-Refunded, 7.00%, 2/01/19 ...........................................              2,245,000              2,416,989
    Series H, Pre-Refunded, 7.00%, 2/01/20 ...........................................                280,000                301,118
    Series H, Pre-Refunded, 7.00%, 2/01/22 ...........................................                 25,000                 26,886
    Series I, 6.25%, 4/15/17 .........................................................             23,865,000             24,910,764
    Series I, 6.25%, 4/15/27 .........................................................              7,705,000              7,940,080
    Series I, Pre-Refunded, 6.25%, 4/15/17 ...........................................              1,505,000              1,653,243
    Series I, Pre-Refunded, 6.25%, 4/15/27 ...........................................             15,215,000             16,713,678
 New York City IDA,
    Civic Facility Revenue, Amboy Properties Corp. Project,
          9.625%, 6/01/15 ............................................................              6,205,000              6,652,008
    Civic Facility Revenue, Amboy Properties Corp. Project, Refunding,
          6.75%, 6/01/20 .............................................................              7,160,000              7,015,511
    IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ...............              7,500,000              7,124,100
 New York State Dormitory Authority Revenue,
    City University System, Third General, Series 2, 6.00%, 7/01/26 ..................              6,100,000              6,161,793
    City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ....             15,750,000             17,162,303
    Mental Health Services Facilities, Refunding, Series B, 5.625%, 2/15/21 ..........              8,360,000              8,191,462
    Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ......................             11,240,000             11,483,346
    Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ......................              5,000,000              4,945,350
    State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 ............              5,000,000              5,442,750
    State University Educational Facilities, Refunding, 5.125%, 5/15/27 ..............              3,755,000              3,359,936
 New York State Environmental Facilities Corp. Special Obligation PCR,
    State Water Revenue, New York Municipal Water, Refunding, Series A,
    5.875%, 6/15/14 ..................................................................              5,000,000              5,158,700
 New York State HFA, Service Contract Obligation Revenue, Series A,
    6.00%, 3/15/26 ...................................................................              4,975,000              5,009,328
    Pre-Refunded, 7.80%, 9/15/10 .....................................................              6,850,000              7,273,330
    Pre-Refunded, 7.80%, 9/15/20 .....................................................              9,715,000             10,315,387
    Pre-Refunded, 6.50%, 3/15/25 .....................................................             10,000,000             11,159,800
 New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 ...........................             12,515,000             12,990,820
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing, Series B, FHA Insured, 6.95%, 2/15/32 ......................              3,305,000              3,509,546
    Hospital and Nursing, Series B, Pre-Refunded, 6.95%, 2/15/32 .....................                695,000                751,253
    Montefiore Medical Center, Insured Mortgage, Series A, AMBAC/FHA Insured,
    5.75%, 2/15/25 ...................................................................              6,175,000              6,253,052
 New York State Mortgage Agency Revenue, Homeowners Mortgage,
    Series 59, 6.10%, 10/01/15 .......................................................              2,000,000              2,060,260
    Series 59, 6.15%, 10/01/17 .......................................................              2,750,000              2,832,665
    Series 61, 5.80%, 10/01/16 .......................................................              7,100,000              7,216,937
(b) New York State Thruway Authority Service Contract Revenue, Local Highway and
    Bridge, 5.75%, 4/01/19 ...........................................................             10,000,000              9,941,400
 New York State Urban Development Corp. Revenue, Correctional Capital Facilities,
    Series 6, 5.375%, 1/01/25 ........................................................              5,750,000              5,391,028
    Series 7, 5.70%, 1/01/27 .........................................................             22,750,000             22,285,218


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 NEW YORK (CONT.)
 New York State Urban Development Corp.,
  Corporate Purpose, sub. lien, Refunding, 5.50%, 7/01/22 ..................................        $  7,975,000        $  7,673,625
New York, New York City, Series F, Pre-Refunded, 7.625%, 2/01/15 ...........................              15,000              16,362
Oneida County IDAR, Civic Facility, St. Elizabeth Medical,
   Series A, 5.75%, 12/01/19 ...............................................................           1,575,000           1,471,381
   Series A, 5.875%, 12/01/29 ..............................................................           2,750,000           2,550,763
   Series B, 6.00%, 12/01/19 ...............................................................           2,520,000           2,425,525
   Series B, 6.00%, 12/01/29 ...............................................................           7,560,000           7,156,901
Onondaga County IDA Solid Waste Disposal
  Facility Revenue, Solvay Paperboard LLC Project, Refunding,
   6.80%, 11/01/14 .........................................................................           5,000,000           5,018,750
   7.00%, 11/01/30 .........................................................................           7,000,000           7,025,970
Port Authority of New York and New Jersey Revenue, Special Obligation Revenue,
   Consolidated, 102nd Series, MBIA Insured,  5.75%, 10/15/23 ..............................           5,000,000           5,117,350
Port Authority of New York and New Jersey Special Obligation Revenue,
   2nd Installment, 6.50%, 10/01/01 ........................................................           1,000,000           1,035,190
   3rd Installment, 7.00%, 10/01/07 ........................................................           8,000,000           8,730,160
   4th Installment, Special Project, 6.75%, 10/01/11 .......................................             925,000             984,940
   5th Installment, 6.75%, 10/01/19 ........................................................          17,500,000          18,470,025
   Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 .................          10,000,000          10,637,200
   Continental Airport Project, Eastern Project, La Guardia, 9.125%, 12/01/15 ..............          27,650,000          29,452,780
Ulster County IDA, Civic Facility Revenue, Benedictine Hospital Project, Series A,
   6.40%, 6/01/14 ..........................................................................             725,000             712,711
   6.45%, 6/01/24 ..........................................................................           1,950,000           1,902,713
Warren and Washington Counties IDAR,
  Adirondack Resource Recovery Project, Refunding, Series A, 7.90%, 12/15/07 ...............           1,150,000           1,171,517
                                                                                                                        ------------
                                                                                                                         712,888,638
                                                                                                                        ------------
NORTH CAROLINA 1.7%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...............................           2,500,000           2,524,200
North Carolina Eastern Municipal Power Agency Power System Revenue,
   Refunding, Series A, 5.75%, 1/01/26 .....................................................          37,500,000          34,412,625
   Refunding, Series B, 6.00%, 1/01/14 .....................................................          16,000,000          15,756,960
   Refunding, Series B, 5.75%, 1/01/24 .....................................................          35,750,000          32,940,765
   Series B, MBIA Insured, 5.875%, 1/01/21 .................................................          20,000,000          20,379,000
North Carolina HFA, SF, Series II, GNMA Secured, 6.20%,
   3/01/16 .................................................................................           2,775,000           2,850,480
   9/01/17 .................................................................................           1,845,000           1,896,439
                                                                                                                        ------------
                                                                                                                         110,760,469
                                                                                                                        ------------
NORTH DAKOTA .4%
Mercer County PCR, Basin Electric Power Corp.,
  Refunding, Second Series, AMBAC Insured, 6.05%, 1/01/19 ..................................          24,655,000          25,297,263
                                                                                                                        ------------
OHIO 5.3%
Cleveland Airport Special Revenue, Continental Airlines Inc. Project,
  9.00%, 12/01/19 ..........................................................................          21,235,000          21,918,767
(b)  Refunding, 5.70%, 12/01/19 ............................................................          11,520,000          10,709,222
Cuyahoga County Hospital Revenue, University Hospitals Health System, Refunding,
  Series B, MBIA Insured, 5.50%, 1/15/16 ...................................................          10,065,000          10,064,295
Dayton Special Facilities Revenue,
  Emery Air Freight Corp., Emery Worldwide Air Inc., Refunding,
   Series A, 5.625%, 2/01/18 ...............................................................           5,000,000           4,749,750
   Series C, 6.05%, 10/01/09 ...............................................................           7,500,000           7,797,825
   Series E, 6.05%, 10/01/09 ...............................................................           4,000,000           4,158,840
Elyria GO, FGIC Insured, 5.40%, 12/01/22 ...................................................           2,785,000           2,674,380
Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services,
   Refunding, 5.50%, 7/01/17 ...............................................................           3,100,000           2,883,341
   Refunding, 5.50%, 7/01/21 ...............................................................           4,700,000           4,308,866
   Series A, 6.625%, 7/01/13 ...............................................................           1,000,000           1,065,670
Lorain County Hospital Revenue, Catholic Healthcare Partners,
  Refunding, Series B, MBIA Insured, 5.50%, 9/01/27 ........................................          17,885,000          17,436,265
Lucas County Health Facilities Revenue,
  Presbyterian Retirement Services, Refunding, Series A,
   6.625%, 7/01/14 .........................................................................           1,000,000           1,038,270
   6.75%, 7/01/20 ..........................................................................           2,000,000           2,079,820


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM  INVESTMENTS (CONT.)
BONDS (CONT.)
 OHIO (CONT.)
 Montgomery County Health Systems Revenue,
   Franciscan at Saint Leonard, Refunding, 5.50%, 7/01/18 ............................           $  3,630,000           $  3,323,265
   Franciscan Medical Center-Dayton, Refunding, 5.50%, 7/01/18 .......................              1,900,000              1,739,450
   Refunding, Series B, 8.10%, 7/01/01 ...............................................                600,000                620,694
   Refunding, Series B-1, 8.10%, 7/01/01 .............................................                500,000                517,245
   Refunding, Series B-1, 8.10%, 7/01/18 .............................................              1,955,000              2,217,537
   Series B-1, Pre-Refunded, 8.10%, 7/01/18 ..........................................              4,345,000              5,233,813
   Series B-2, 8.10%, 7/01/18 ........................................................              1,995,000              2,262,909
   Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..........................................              4,505,000              5,441,229
   St. Leonard, Series B, 8.10%, 7/01/18 .............................................              3,100,000              3,514,408
   St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ...............................              6,500,000              7,850,830
Muskingum County Hospital Facilities Revenue,
  Franciscan Sisters, Refunding, Connie Lee Insured, 5.375%, 2/15/12 .................              1,200,000              1,202,520
Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ....................              4,925,000              4,770,404
Ohio State Air Quality Development Authority Revenue,
   Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .....................             17,900,000             18,216,651
   PCR, Toledo Edison, Series B, Refunding, 8.00%, 5/15/19 ...........................              5,265,000              5,455,224
   Pollution Control, Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ........             10,400,000             10,159,344
   Pollution Control, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ........             39,760,000             38,832,399
   Pollution Control, Toledo Edison, Refunding, Series A, 6.10%, 8/01/27 .............              5,000,000              4,869,050
Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.00%, 6/01/21 ......             16,650,000             17,968,847
Ohio State Water Development Authority PCR, Facilities Revenue,
   Cleveland Electric, Refunding, Series A, 6.10%, 8/01/20 ...........................             18,000,000             17,583,480
   Cleveland Electric, Refunding, Series A, 8.00%, 10/01/23 ..........................             27,700,000             30,837,579
   Toledo Edison, Series A, 8.00%, 5/15/19 ...........................................              6,200,000              6,424,006
Ohio State Water Development Authority Revenue, Fresh Water Service, AMBAC
   Insured, 5.90%, 12/01/21 ..........................................................              9,250,000              9,521,025
Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express,
   Project 1, 7.00%, 4/01/04 .........................................................              4,370,000              4,595,798
   Project 1, 7.25%, 4/01/09 .........................................................              5,385,000              5,748,380
   Project 1, 7.375%, 4/01/14 ........................................................              8,200,000              8,759,896
   Project 1, 7.50%, 4/01/19 .........................................................             14,365,000             15,357,191
   Series 1, Pre-Refunded, 9.125%, 9/15/01 ...........................................                735,000                787,479
   Series 1, Pre-Refunded, 9.125%, 9/15/13 ...........................................              5,875,000              6,294,475
Toledo-Lucas County Port Authority Development Revenue, Nortwest Ohio Bond Fund,
   Series A, Pre-Refunded, 8.625%, 5/15/10 ...........................................              1,095,000              1,158,992
   Series B, 9.00%, 11/15/08 .........................................................                980,000                997,121
   Series D, Pre-Refunded, 8.25%, 5/15/20 ............................................              2,870,000              3,013,242
Willoughby IDR, Presbyterian Retirement Services, Refunding,
   Series A, 6.875%, 7/01/16 .........................................................              1,500,000              1,527,120
                                                                                                                        ------------
                                                                                                                         337,686,914
                                                                                                                        ------------
OKLAHOMA .3%
Tulsa County Municipal Airport Revenue,
  American Airlines Inc., 7.375%, 12/01/20 ...........................................             12,845,000             13,463,230
Valley View Hospital Authority Revenue,
  Valley View Regional Medical Center, Refunding, 6.00%, 8/15/14 .....................              4,000,000              3,988,120
                                                                                                                        ------------
                                                                                                                          17,451,350
                                                                                                                        ------------
OREGON 1.4%
Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
   5.75%, 1/01/13 ....................................................................              8,000,000              7,710,960
   5.875%, 1/01/16 ...................................................................             19,400,000             18,698,496
   6.00%, 1/01/25 ....................................................................             56,060,000             53,395,468
Northern Wasco County Peoples Utilities District Electric Revenue,
   FGIC Insured, 5.625%, 12/01/22 ....................................................              2,500,000              2,521,200
Oregon State Department of Administrative Services COP,
   Series A, MBIA Insured, 5.50%, 11/01/20 ...........................................              5,585,000              5,577,628
   Series C, MBIA Insured, 5.75%, 5/01/17 ............................................              4,665,000              4,771,829
                                                                                                                        ------------
                                                                                                                          92,675,581
                                                                                                                        ------------



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 PENNSYLVANIA 5.0%
 Allegheny County Hospital Development Authority Revenue,
    Allegheny Valley Health Facilities Management Co., 7.50%, 8/01/13 ................            $ 9,100,000            $ 9,088,170
    Allegheny Valley Hospital, 7.75%, 8/01/20 ........................................              2,100,000              2,091,600
 Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%,
    7/15/20 ..........................................................................              6,460,000              6,399,276
 Bucks County IDA, Environmental Improvement Revenue, USX Corp. Project,
    Refunding, 5.60%, 3/01/33 ........................................................              4,125,000              3,745,253
    Chartiers Valley Industrial and Commercial Development Authority Revenue,
    Asbury Health Center Project, Refunding,
    7.40%, 12/01/15 ..................................................................              5,250,000              6,015,608
(b)Chartiers Valley Industrial and Commercial Development Authority
   First Mortgage Revenue, Asbury Health Center, Refunding, 6.375%,
    12/01/19 .........................................................................              1,000,000                980,400
    12/01/24 .........................................................................              1,750,000              1,679,738
 Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
    6.10%, 1/01/04 ...................................................................              1,310,000              1,326,716
    6.10%, 1/01/06 ...................................................................              2,140,000              2,155,387
    6.50%, 1/01/08 ...................................................................                425,000                426,305
    6.10%, 7/01/13 ...................................................................             16,500,000             16,107,465
    6.20%, 7/01/19 ...................................................................              6,500,000              6,311,825
 Delaware River Port Authority Pennsylvania and New Jersey Revenue,
    Series 1995, FGIC Insured, 5.50%, 1/01/26 ........................................             20,750,000             20,492,493
 Franklin County IDA, Health Facilities Revenue, Encore Nursing Center,
    10.375%, 7/01/11 .................................................................                650,000                700,557
    Refunding, 10.375%, 7/01/11 ......................................................              2,800,000              3,017,784
 Gettysburg IDA Health Facilities Revenue, Encore Nursing Center, Refunding,
    10.375%, 7/01/11 .................................................................              3,000,000              3,233,340
 Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
    Series A, MBIA Insured, 6.15%, 8/01/29 ...........................................              4,000,000              4,172,560
 Monroeville Hospital Authority Hospital Revenue, Forbes Health Systems, Refunding,
    5.75%, 10/01/05 ..................................................................              1,000,000                978,180
    7.00%, 10/01/13 ..................................................................              8,825,000              8,795,436
    6.25%, 10/01/15 ..................................................................              4,545,000              4,481,779
 Montgomery County Higher Education and Health Authority Revenue,
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded,
    8.20%, 6/01/06 ...................................................................              1,465,000              1,589,320
    First Mortgage, Holy Redeemer Long-Term Care, Series A, Pre-Refunded,
    8.00%, 6/01/22 ...................................................................              3,500,000              3,838,135
    St. Joseph's University, Pre-Refunded, 8.30%, 6/01/10 ............................              5,000,000              5,265,350
    United Hospital, Series A, Pre-Refunded, 8.375%, 11/01/11 ........................                200,000                205,508
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/12 .........................              3,560,000              3,582,321
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/13 .........................                750,000                754,703
    United Hospital, Series A, Pre-Refunded, 7.50%, 11/01/14 .........................                600,000                603,762
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/14 .........................              3,940,000              3,964,704
    United Hospital, Series B, Pre-Refunded, 7.50%, 11/01/15 .........................              1,600,000              1,610,032
 Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life
    Communities, 5.25%, 11/15/28 .....................................................              2,500,000              2,184,125
 Montgomery County IDAR, Resource Recovery, 7.50%, 1/01/12 ...........................             10,000,000             10,335,800
 Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
    5.75%, 9/01/99 ...................................................................              1,750,000              1,750,000
    6.25%, 9/01/04 ...................................................................              5,000,000              5,210,500
    6.60%, 9/01/09 ...................................................................             16,000,000             17,126,880
    6.70%, 9/01/14 ...................................................................             20,760,000             22,312,018
    6.75%, 9/01/19 ...................................................................             15,800,000             16,979,470
 Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project,
    Series D, 7.125%, 12/01/15 .......................................................             10,000,000             10,890,500
 Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured,
    5.875%, 11/15/16 .................................................................             15,000,000             14,729,550
    University of Pennsylvania Health Services, Refunding, Series A,
    5.75%, 1/01/12 ...................................................................              5,000,000              4,930,200
    University of Pennsylvania Health Services, Refunding, Series A,
    5.875%, 1/01/15 ..................................................................              1,000,000                980,620
 Philadelphia Gas Works Revenue,
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 .....................................                885,000                959,898
    Refunding, 14th Series, 6.375%, 7/01/26 ..........................................              1,965,000              2,056,530
 Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ................................              3,080,000              3,240,222
 Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
    5.85%, 5/15/13 ...................................................................              2,200,000              2,100,098
    5.75%, 5/15/18 ...................................................................              1,500,000              1,386,720
    5.875%, 5/15/28 ..................................................................              2,500,000              2,282,600



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 PENNSYLVANIA (CONT.)
 Philadelphia Municipal Authority Revenue, Lease,
    Refunding, Series D, 6.30%, 7/15/17 ..................................................         $  3,500,000         $  3,613,715
    Sub Series C, 8.625%, 11/15/16 .......................................................            2,210,000            2,365,916
    Sub Series D, 6.25%, 7/15/13 .........................................................            3,000,000            3,128,070
 Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ....................           14,235,000           15,565,973
 Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc.,
    6.50%, 1/01/10 .......................................................................           28,870,000           28,925,719
 South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
    Project, Series A, MBIA Insured,
    5.75%, 7/01/16 .......................................................................            8,130,000            8,241,544
 South Wayne County Water and Sewer Authority Revenue, Refunding, 8.20%, 4/15/13 .........            8,055,000            8,235,996
 Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
    6.05%, 4/01/14 .......................................................................            5,025,000            5,283,034
                                                                                                                        ------------
                                                                                                                         318,429,405
                                                                                                                        ------------
 RHODE ISLAND .3%
 Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
    Series 17-A, 6.25%, 4/01/17 ..........................................................            5,000,000            5,111,500
 Rhode Island State Health and Educational Building Corp. Revenue,
    Hospital Financing Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ...........            5,000,000            4,999,500
    Landmark Medical Center, 5.875%, 10/01/19 ............................................            6,000,000            6,059,100
 West Warwick GO, Series A,
    7.00%, 8/15/02 .......................................................................              120,000              124,925
    7.30%, 7/15/08 .......................................................................              845,000              915,203
                                                                                                                        ------------
                                                                                                                          17,210,228
                                                                                                                        ------------
 SOUTH CAROLINA .8%
 Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc.,
    8.00%, 11/01/13 ......................................................................            3,535,000            3,510,502
 Piedmont Municipal Power Agency Electric Revenue, Refunding,
    6.60%, 1/01/21 .......................................................................            3,660,000            3,672,700
    Series A, AMBAC Insured, 6.55%, 1/01/16 ..............................................            4,110,000            4,123,727
 South Carolina Jobs EDA, Health Facilities Revenue, 1st Mortgage Lutheran Homes,
    Refunding,
    5.65%, 5/01/18 .......................................................................            3,200,000            2,973,280
    5.70%, 5/01/26 .......................................................................            4,235,000            3,857,746
 South Carolina Public Service Authority Revenue, Refunding, Series A, MBIA Insured,
    5.75%, 1/01/22 .......................................................................           32,500,000           32,861,075
                                                                                                                        ------------
                                                                                                                          50,999,030
                                                                                                                        ------------
 SOUTH DAKOTA .2%
 South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 .............            5,000,000            5,112,350
 South Dakota Health and Educational Facilities Authority Revenue,
    AMBAC Insured, 5.50%, 8/01/22 ........................................................            7,100,000            6,928,109
    Prairie Lakes Health Care, Pre-Refunded, 7.25%, 4/01/22 ..............................            2,480,000            2,751,337
    Prairie Lakes Health Care, Refunding, 7.25%, 4/01/22 .................................            1,020,000            1,081,690
                                                                                                                        ------------
                                                                                                                          15,873,486
                                                                                                                        ------------
 TENNESSEE .3%
 Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
   Series A, GNMA Secured, 5.90%, 6/20/37 ................................................            2,620,000            2,573,050
 Knox County Health, Educational and Housing Facilities Board MFHR, East Towne Village
   Project, GNMA Secured, 8.20%, 7/01/28 .................................................            3,035,000            3,119,373
 Memphis-Shelby County Airport Authority Special Facilities and Project Revenue,
   Federal Express Corp., 7.875%, 9/01/09 ................................................            6,000,000            6,460,440
 Metropolitan Government of Nashville and Davidson County GO, Public Improvements,
   5.875%, 5/15/26 .......................................................................            5,000,000            5,082,850
 Shelby County Health and Education Housing Facility Revenue, Beverly Enterprise,
   10.125%, 12/01/11 .....................................................................            2,800,000            2,957,220
 Tennessee HDA, Mortgage Finance, Series A, 6.90%, 7/01/25 ...............................              200,000              211,338
                                                                                                                        ------------
                                                                                                                          20,404,271
                                                                                                                        ------------
 TEXAS 3.7%
 Alliance Airport Authority Special Facilities Revenue, 7.50%, 12/01/29 ..................           10,000,000           10,502,400
 Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health
       Services, Refunding, FSA Insured, ETM,  6.00%, 11/15/15 ...........................            8,750,000            9,500,925
(b)Comal ISD, GO, Refunding, 5.75%, 8/01/28 ..............................................           10,000,000            9,957,500
 Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 .............................            4,190,000            4,335,519
 Copperas Cove Health Facilities Development Corp. Hospital Revenue, First Mortgage,
       Metroplex Health, Series B, Pre-Refunded,  9.125%, 12/01/19 .......................            5,328,000            5,503,344
 Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 ...................            5,000,000            4,459,750
 El Paso HFC, SFMR, Refunding, Series A, 8.75%, 10/01/11 .................................            3,650,000            3,866,591



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 TEXAS (CONT.)
Georgetown Health Facilities Development Corp.
Revenue, Georgetown Healthcare System, Refunding, 6.25%, 8/15/29 .......................          $ 10,975,000          $ 10,517,123
Harris County Health Facilities Development Corp. ......................................
  Hospital Revenue, Memorial Hospital System Project,
  Refunding, Series A,  MBIA Insured,
   5.75%, 6/01/19 ......................................................................            15,065,000            15,108,086
   5.50%, 6/01/24 ......................................................................            12,000,000            11,667,120
Harris County Health Facilities Development Corp. Revenue,
  Christus Health, Refunding, Series A, MBIA Insured, 5.375%, 7/01/29 ..................            15,000,000            14,038,950
Harris County Health Facilities Development Corp
  Special Facilities Revenue, Medical Center Project, MBIA Insured, 6.00%, 5/15/20 .....             7,000,000             7,228,970
Nueces River Authority Environmental Improvement
  Revenue, Asarco Inc. Project, Refunding,
   5.60%, 1/01/27 ......................................................................             8,640,000             7,793,280
   Series A, 5.60%, 4/01/18 ............................................................             4,500,000             4,153,050
Nueces River Authority Water Supply Revenue,
  Facilities, Corpus Christi Lake Project, FSA Insured, 5.50%, 3/01/27 .................             7,500,000             7,262,625
Port Corpus Christi IDC Revenue,
  Valero, Refunding, Series C, 5.40%, 4/01/18 ..........................................            15,800,000            14,416,236
Port Corpus Christi Nueces County General Revenue,
  Union Pacific, Refunding, 5.65%, 12/01/22 ............................................             5,000,000             4,763,600
Red River Authority PCR,
  West Texas Utilities Co. Project,
  Public Service Co. of Oklahoma,
  Central Power and Light Co., Refunding,
  MBIA Insured, 6.00%, 6/01/20 .........................................................             8,000,000             8,262,720
Sabine River Authority PCR,
  Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .............             7,000,000             7,303,240
Sam Rayburn Municipal Power Agency Supply System Revenue, Refunding,
   Series A, 6.50%, 10/01/08 ...........................................................               755,000               764,037
   Series A, 6.75%, 10/01/14 ...........................................................            12,990,000            13,228,496
   Series A, 6.25%, 10/01/17 ...........................................................             4,795,000             4,733,432
   Series B, 5.75%, 10/01/08 ...........................................................             1,315,000             1,268,133
   Series B, 6.125%, 10/01/13 ..........................................................             5,340,000             5,243,506
   Series B, 5.50%, 10/01/20 ...........................................................            11,255,000            10,127,136
San Antonio Electric and Gas Revenue, Series 95, MBIA Insured, 5.375%, 2/01/18 .........             6,000,000             5,799,000
Texas State GO, Veterans Housing Assistance Fund I, Refunding, 6.15%, 12/01/25 .........             7,430,000             7,553,932
Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ............             4,000,000             4,167,120
Tomball Hospital Authority Revenue, Refunding, 6.125%, 7/01/23 .........................             8,750,000             8,768,200
Travis County Health Facilities Development
 Corp. Hospital Revenue, Charity Obligation Group, Series A, 5.375%, 11/01/28 ..........            11,685,000            10,804,535
Tyler Health Facilities Development Corp. ..............................................
 Hospital Revenue, East Texas Medical Center Project, Series B,
 FSA Insured, 5.60%, 11/01/27 ..........................................................             3,450,000             3,387,383
                                                                                                                        ------------
                                                                                                                         236,485,939
                                                                                                                        ------------
US TERRITORIES 4.6%
American Samoa EDA, Executive Office Building Revenue, 10.125%, 9/01/08 ................             2,175,000             2,241,707
District of Columbia GO,
   Refunding, Series A, 5.875%, 6/01/05 ................................................             7,205,000             7,530,378
   Refunding, Series A, 6.00%, 6/01/07 .................................................            10,905,000            11,518,297
   Refunding, Series B, 5.25%, 6/01/26 .................................................            59,315,000            53,712,105
   Series A, 5.25%, 6/01/27 ............................................................            25,225,000            22,649,780
   Series A, ETM, 5.875%, 6/01/05 ......................................................               595,000               627,648
   Series A, ETM, 6.00%, 6/01/07 .......................................................               870,000               928,099
   Series A, Pre-Refunded, 6.375%, 6/01/11 .............................................            22,770,000            25,074,779
   Series A, Pre-Refunded, 6.375%, 6/01/16 .............................................            27,230,000            29,986,221
   Series E, FSA Insured, 6.00%, 6/01/11 ...............................................             5,000,000             5,203,500
District of Columbia Hospital Revenue,
   Medlantic Healthcare Group, Refunding,
    Series A, MBIA Insured, ETM, 5.70%, 8/15/08 ........................................             6,500,000             6,791,525
   Medlantic Healthcare Group, Refunding,
    Series A, MBIA Insured, ETM, 5.875%, 8/15/19 .......................................             8,850,000             9,324,626
   Washington Hospital Center Corp.,
    Series A, Pre-Refunded, 7.00%, 8/15/05 .............................................             2,000,000             2,151,440
   Washington Hospital Center Corp.,
    Series A, Pre-Refunded, 9.00%, 1/01/08 .............................................            12,430,000            13,431,734
   Washington Hospital Center Corp.,
    Series A, Pre-Refunded, 8.75%, 1/01/15 .............................................             3,750,000             4,042,800
   Washington Hospital Center Corp.,
    Series A, Pre-Refunded, 7.125%, 8/15/19 ............................................             4,500,000             4,918,725
District of Columbia Redevelopment Land Agency Washington D.C
  Sports Arena Special Tax Revenue, 5.625%, 11/01/10 ...................................             1,005,000               999,945
District of Columbia Revenue,
  Carnegie Endowment Revenue, 5.75%, 11/15/26 ..........................................             5,410,000             5,402,101
  Methodist Home Issue, 6.00%, 1/01/29 .................................................             4,750,000             4,469,608
Northern Mariana Islands Commonwealth Ports Authority
  Airport Revenue, senior lien, Series A, 6.25%, 3/15/28 ...............................            14,830,000            14,976,520
Northern Mariana Islands Commonwealth Ports Authority
  Seaport Revenue, Series A, 6.85%, 3/15/28 ............................................             8,980,000             9,208,002
Puerto Rico Commonwealth Infrastructure Financing Authority
  Special Tax Revenue, Series A, 7.75%, 7/01/08 ........................................               700,000               710,570

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 US TERRITORIES (CONT.)
 Virgin Islands PFA Revenue, Matching Fund Loan Notes,
          Series A, Pre-Refunded, 7.25%, 10/01/18 ......................................        $   14,000,000        $   15,479,380
   sub. lien, Fund Loan Notes, Refunding, Series E, 5.75%, 10/01/13 ....................            15,000,000            14,701,800
   sub. lien, Fund Loan Notes, Refunding, Series E, 5.875%, 10/01/18 ...................             9,000,000             8,822,610
   sub. lien, Fund Loan Notes, Refunding, Series E, 6.00%, 10/01/22 ....................            15,000,000            14,925,000
Virgin Islands Water and Power Authority
  Electric System Revenue, Series A, Pre-Refunded, 7.40%, 7/01/11 ......................               360,000               382,378
Virgin Islands Water and Power Authority
  Water System Revenue, Series B, Pre-Refunded, 7.60%, 1/01/12 .........................             4,000,000             4,427,600
                                                                                                                       -------------
                                                                                                                         294,638,878
                                                                                                                       -------------
UTAH .4%
Box Elder County PCR, Nucor Corp. Project, 6.90%, 5/15/17 ..............................             2,000,000             2,141,240
Carbon County Solid Waste Disposal Revenue,
  Laidlaw Environmental Services, Refunding, Series A, 7.45%, 7/01/17 ..................             2,500,000             2,692,775
Tooele County PCR, Laidlaw Environmental,
  Refunding, Series A, 7.55%, 7/01/27 ..................................................             3,500,000             3,775,870
Utah Assessed Municipal Power Systems Revenue,
  San Juan Project, MBIA Insured, Pre-Refunded, 6.375%, 6/01/22 ........................            11,000,000            12,059,410
Utah State HFA, SFM,
   Series A-2, 9.625%, 7/01/02 .........................................................                15,000                15,248
   Series A-2, 9.45%, 7/01/03 ..........................................................                25,000                25,541
   Series B, 9.50%, 7/01/00 ............................................................                 5,000                 5,054
   Series B, 9.25%, 7/01/01 ............................................................                 5,000                 5,060
   Series B-2, 9.50%, 7/01/02 ..........................................................                 5,000                 5,087
   Series B-2, 9.45%, 7/01/03 ..........................................................                35,000                35,854
   Series C-1, 9.375%, 7/01/00 .........................................................                10,000                10,081
   Series C-2, 9.05%, 7/01/03 ..........................................................                75,000                77,638
   Series D-2, 9.00%, 7/01/03 ..........................................................               170,000               175,962
   Series E, 9.50%, 7/01/00 ............................................................                10,000                10,090
   Series E-1, 8.70%, 7/01/03 ..........................................................               215,000               222,187
   Sub Series B-2, 8.70%, 7/01/04 ......................................................               395,000               409,643
   Sub Series D, 8.45%, 7/01/04 ........................................................               180,000               183,949
Weber County Municipal Building Authority Lease Revenue,
  Refunding, MBIA Insured, 5.75%, 12/15/19 .............................................             5,000,000             5,031,650
                                                                                                                       -------------
                                                                                                                          26,882,339
                                                                                                                       -------------
VIRGINIA .2%
Virginia State HDA, Commonwealth Mortgage, Series D, Sub Series D-3, 6.125%, 1/01/19 ...             9,715,000             9,912,312
                                                                                                                       -------------
WASHINGTON .1%
Washington State Public Power Supply System Revenue,
  Nuclear Project No. 1, Series C, Pre-Refunded, 8.00%, 7/01/17 ........................             5,000,000             5,271,550
                                                                                                                       -------------
WEST VIRGINIA .3%
West Virginia State Hospital Finance Authority Hospital Revenue,
  Logan General Hospital Project, Refunding and Improvement,  7.25%, 7/01/20 ...........            15,000,000            14,625,000
West Virginia State Water Development Authority Revenue,
  Solid Waste Management, Series C, 8.125%, 8/01/15 ....................................             2,290,000             2,382,585
                                                                                                                       -------------
                                                                                                                          17,007,585
                                                                                                                       -------------
WISCONSIN .9%
Wisconsin Housing and EDA, Homeownership Revenue,
  Series C, 6.15%, 9/01/17 .............................................................             2,275,000             2,324,208
Wisconsin State Health and Educational Facilities Authority Revenue,
   Clement Manor, Refunding, 5.75%, 8/15/24 ............................................             4,000,000             3,706,040
   Felician Health Care, Series A, AMBAC Insured,
        Pre-Refunded, 7.00%, 1/01/15 ...................................................             5,000,000             5,151,200
   Franciscan Health System Inc. Project, Pre-Refunded, 8.375%, 3/01/05 ................             6,000,000             6,254,880
   Franciscan Health System Inc. Project, Pre-Refunded, 8.50%, 3/01/20 .................             6,000,000             6,258,540
   Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .......................             9,510,000             9,841,519
   Sisters Sorrowful Mother, Series A, MBIA Insured, 5.90%, 8/15/24 ....................            22,055,000            22,469,855
                                                                                                                       -------------
                                                                                                                          56,006,242
                                                                                                                       -------------
WYOMING .2%
Sweetwater County PCR, Idaho Power Co. Project,
  Refunding, Series A, 6.05%, 7/15/26 ..................................................            10,500,000            10,599,435
Teton County Hospital District Hospital Revenue,
  Refunding and Improvement, 5.80%, 12/01/17 ...........................................             1,965,000             1,853,034
Wyoming CDA, Housing Revenue, Series 1, 6.15%, 6/01/17 .................................             1,000,000             1,037,250
                                                                                                                       -------------
                                                                                                                          13,489,719
                                                                                                                       -------------
TOTAL BONDS ............................................................................                               6,148,782,341

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(d) ZERO COUPON BONDS 3.8%
CALIFORNIA 3.5%
 Foothill/Eastern Corridor Agency Toll Road Revenue,
  Capital Appreciation, Refunding, MBIA Insured, 1/15/22 .......................            $   49,115,000            $   12,399,573
  Convertible Capital Appreciation, Refunding, 1/15/23 .........................                35,000,000                18,905,250
San Francisco City and County RDA,
  Lease Revenue, George R. Moscone Center,
   7/01/09 .....................................................................                 3,750,000                 2,246,963
   7/01/10 .....................................................................                 4,500,000                 2,521,935
   7/01/12 .....................................................................                 4,500,000                 2,213,010
   7/01/13 .....................................................................                 4,250,000                 1,956,403
   7/01/14 .....................................................................                 2,250,000                   967,995
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   Junior lien, ETM, 1/01/04 ...................................................                 7,400,000                 6,083,022
   Junior lien, ETM, 1/01/05 ...................................................                 8,000,000                 6,239,440
   Junior lien, ETM, 1/01/06 ...................................................                 9,000,000                 6,666,390
   Junior lien, ETM, 1/01/07 ...................................................                 9,400,000                 6,592,784
   Junior lien, ETM, 1/01/08 ...................................................                10,400,000                 6,893,224
   Junior lien, ETM, 1/01/09 ...................................................                21,900,000                13,691,004
   Junior lien, ETM, 1/01/10 ...................................................                15,000,000                 8,845,200
   Junior lien, ETM, 1/01/12 ...................................................                30,100,000                15,718,822
   Junior lien, ETM, 1/01/24 ...................................................                52,700,000                13,052,209
   Junior lien, ETM, 1/01/25 ...................................................                45,200,000                10,544,256
   Junior lien, ETM, 1/01/26 ...................................................               131,900,000                28,977,111
   Junior lien, ETM, 1/01/27 ...................................................               139,100,000                28,849,340
   Senior lien, Refunding, Series A, 1/15/23 ...................................                20,000,000                12,921,000
   Senior lien, Refunding, Series A, 1/15/24 ...................................                20,000,000                12,915,600
                                                                                                                       -------------
                                                                                                                         219,200,531
                                                                                                                       -------------
FLORIDA .1%
Miami-Dade County Special Obligation,
   Capital Appreciation, Series B, MBIA Insured,10/01/28 .......................                11,860,000                 2,186,747
   Capital Appreciation, Series B, MBIA Insured,10/01/29 .......................                20,000,000                 3,479,200
   Capital Appreciation, Series B, MBIA Insured,10/01/32 .......................                 7,780,000                 1,125,844
   Capital Appreciation, Series B, MBIA Insured,10/01/33 .......................                 2,000,000                   273,000
   Capital Appreciation, Series B, MBIA Insured,10/01/35 .......................                 6,765,000                   821,542
   Sub. lien, Series B, MBIA Insured,10/01/34 ..................................                 3,895,000                   501,481
                                                                                                                       -------------
                                                                                                                           8,387,814
                                                                                                                       -------------
NEBRASKA .1%
Kearney IDR, Great Platte River Road, Capital Appreciation,
  zero cpn. to 1/01/06, 7.00% thereafter,
   1/01/11 .....................................................................                 4,255,000                 2,639,717
   1/01/17 .....................................................................                 8,895,000                 5,441,872
                                                                                                                       -------------
                                                                                                                           8,081,589
                                                                                                                       -------------
NEW YORK
MAC for City of Troy, Capital Appreciation, Series C, MBIA Insured,
   7/15/21 .....................................................................                   428,010                   124,174
   1/15/22 .....................................................................                   649,658                   182,820
                                                                                                                       -------------
                                                                                                                             306,994
                                                                                                                       -------------
OHIO .1%
Akron COP, Akron Municipal Baseball Stadium Project,
  Capital Appreciation, zero cpn. to 12/01/01,
   6.30% thereafter, 12/01/05 ..................................................                 1,700,000                 1,564,646
   6.40% thereafter, 12/01/06 ..................................................                 1,685,000                 1,558,810
   6.50% thereafter, 12/01/07 ..................................................                 1,750,000                 1,626,468
   6.90% thereafter, 12/01/16 ..................................................                 2,500,000                 2,385,575
                                                                                                                       -------------
                                                                                                                           7,135,499
                                                                                                                       -------------
TOTAL ZERO COUPON BONDS ........................................................                                         243,112,427
                                                                                                                       -------------
TOTAL LONG TERM INVESTMENTS (COST $6,342,124,371) ..............................                                       6,391,894,768
                                                                                                                       -------------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)SHORT TERM INVESTMENTS .2%
Delta County EDC, Environmental Improvement Revenue,
    Mead Escanaba Paper Project, Refunding, Series C,
    Daily VRDN and Put,  2.80%, 12/01/23 .........................................           $    2,200,000           $    2,200,000
Jacksonville Health Facilities Authority Hospital Revenue,
    Charity Obligation Group, Series C, MBIA Insured,
     Weekly VRDN and Put,  3.20%, 8/15/19 ........................................                2,100,000                2,100,000
New Jersey EDA, EDR, Dow Chemical,
  El Dorado Term 1984B, Refunding, Daily VRDN and Put, 2.60%, 5/01/03 ............                  700,000                  700,000
Port Authority of New York and New Jersey Special Obligation Revenue,
     Versatile Structure, Series 2, Daily VRDN and Put,  2.60%, 5/01/19 ..........                2,100,000                2,100,000
Uinta County PCR, Chevron USA Inc. Project,
  Refunding, Daily VRDN and Put, 2.70%, 8/15/20 ..................................                7,000,000                7,000,000
                                                                                                                      --------------
TOTAL SHORT TERM INVESTMENTS (COST $14,100,000) ..................................                                        14,100,000
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $6,356,224,371) 99.7% ....................................                                     6,405,994,768
OTHER ASSETS, LESS LIABILITIES .3% ...............................................                                        16,908,338
                                                                                                                      --------------
NET ASSETS 100.0% ................................................................                                    $6,422,903,106
                                                                                                                      ==============

See glossary of terms on page 110.

(a)Variable rate demand notes (VRDN) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)See Note 6 regarding defaulted securities.

(d)Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

(e)The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

                       See notes to financial statements


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                             SIX MONTHS ENDED                      YEAR ENDED FEBRUARY 28,
                                             AUGUST 31, 1999      --------------------------------------------------------------
CLASS A                                      (UNAUDITED)***       1999         1998         1997          1996(1)           1995
-------                                      ---------------      ----         ----         ----          ----              ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ......     $   11.96      $   11.92     $   11.61    $   11.68     $   11.28      $   11.82
                                                ---------      ---------     ---------    ---------     ---------      ---------
Income from investment operations:
 Net investment income ....................           .30            .61           .63          .64           .65            .66
 Net realized and unrealized gains (losses)          (.54)           .05           .32         (.06)          .39           (.55)
                                                ---------      ---------     ---------    ---------     ---------      ---------
Total from investment operations ..........          (.24)           .66           .95          .58          1.04            .11
                                                ---------      ---------     ---------    ---------     ---------      ---------
Less distributions from:
 Net investment income ....................          (.31)(2)       (.62)         (.64)        (.65)         (.64)          (.65)
 Net realized gains .......................            --             --            --           --            --             --
                                                ---------      ---------     ---------    ---------     ---------      ---------
Net asset value, end of period ............     $   11.41 (4)  $   11.96     $   11.92    $   11.61     $   11.68      $   11.28
                                                =========      =========     =========    =========     =========      =========

Total return* .............................         (2.05%)         5.63%         8.37%        5.13%         9.43%          1.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........     $ 677,939      $ 681,818     $ 636,929    $ 574,691     $ 564,864      $ 533,937

Ratios to average net assets:
 Expenses .................................           .66%**         .65%          .66%         .64%          .65%           .63%
 Net investment income ....................          5.06%**        5.06%         5.34%        5.58%         5.65%          5.86%
Portfolio turnover rate ...................          5.59%          5.43%        12.77%        8.87%        12.04%         31.05%

CLASS C
-------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning of period ......     $   12.03      $   11.98     $   11.66    $   11.72     $   11.30
                                                ---------      ---------     ---------    ---------     ---------
Income from investment operations:
 Net investment income ....................           .26            .54           .56          .57           .49
 Net realized and unrealized gains (losses)          (.55)           .06           .33         (.05)          .40
                                                ---------      ---------     ---------    ---------     ---------
Total from investment operations ..........          (.29)           .60           .89          .52           .89
                                                ---------      ---------     ---------    ---------     ---------
Less distributions from:
 Net investment income ....................          (.27)(3)       (.55)         (.57)        (.58)         (.47)
 Net realized gains .......................            -- (4)         --            --           --            --
                                                ---------      ---------     ---------    ---------     ---------
Net asset value, end of period ............     $   11.47      $   12.03     $   11.98    $   11.66     $   11.72
                                                =========      =========     =========    =========     =========

Total return* .............................         (2.40%)         5.09%         7.84%        4.57%         8.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........     $  51,770      $  48,715     $  28,139    $  13,095     $   4,542
Ratios to average net assets:
 Expenses .................................          1.22%**        1.21%         1.21%        1.21%         1.23%**
 Net investment income ....................          4.50%**        4.50%         4.77%        5.01%         5.15%**
Portfolio turnover rate ...................          5.59%          5.43%        12.77%        8.87%        12.04%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

(2)Includes distributions in excess of net investment income in the amount of $.007.

(3)Includes distributions in excess of net investment income in the amount of $.006.

(4)Includes distribution of net realized gains in the amount of $.003.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.9%
 BONDS 98.9%
Aberdeen Township, Refunding, FGIC Insured, 5.70%, 2/01/22 ...............................          $ 4,100,000          $ 4,135,424
Allamuchy Town Board of Education COP,
  MBIA Insured, 6.00%, 11/01/14 ..........................................................            1,000,000            1,042,390
Atlantic City Municipal Utilities Authority Revenue,
  Water System, Pre-Refunded, 7.75%, 5/01/17 .............................................            2,000,000            2,091,720
Atlantic County Improvement Authority Luxury Tax Revenue,
  Convention Center Project, MBIA Insured, ETM, 7.40%, 7/01/16 ...........................            9,500,000           11,487,305
Atlantic County Utilities Authority, Solid Waste Revenue,
   7.00%, 3/01/08 ........................................................................            2,000,000            1,991,160
   7.125%, 3/01/16 .......................................................................            6,600,000            6,596,766
Bedminister Township Board of Education COP,
  Pre-Refunded, 7.125%, 9/01/10 ..........................................................            2,000,000            2,123,880
Bergen County Utility Authority Solid Waste System Revenue,
  Series A, FGIC Insured, 6.25%, 6/15/11 .................................................            1,325,000            1,395,835
Camden County Improvement Authority Health System Revenue,
  Catholic Health East, Series B, AMBAC Insured, 5.00%, 11/15/28 .........................           11,600,000           10,315,184
Camden County Municipal Utilities Authority Sewer Revenue,
  Refunding, FGIC Insured,
   5.20%, 7/15/15 ........................................................................            5,000,000            4,842,250
   5.25%, 7/15/16 ........................................................................            2,005,000            1,941,662
   5.125%, 7/15/17 .......................................................................            4,560,000            4,322,014
   5.25%, 7/15/17 ........................................................................            2,425,000            2,332,414
Cape May County IPC, Financing Authority Revenue,
  Refunding, Atlantic City Electric Co., Series A, MBIA Insured, 6.80%, 3/01/21 ..........            5,400,000            6,271,182
Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 6.25%, 4/15/19 ..............            2,750,000            3,014,055
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue,
  Refunding, 5.625%, 3/01/11 .............................................................            1,890,000            1,902,758
Delaware River and Bay Authority Revenue,
  FGIC Insured, 5.25%, 1/01/26 ...........................................................           10,200,000            9,764,664
Delaware River Port Authority Pennsylvania and New Jersey Revenue,
  Series 1995, FGIC Insured, 5.50%, 1/01/26 ..............................................           24,000,000           23,702,160
Essex County Improvement Authority Revenue,
   MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 ...........................................            2,510,000            2,683,843
   Utilities System, Orange Franchise, Series A,
        MBIA Insured, 5.375%, 7/01/18 ....................................................            1,400,000            1,369,886
Evesham Municipal Utilities Authority Revenue,
  Series B, MBIA Insured, 7.00%, 7/01/10 .................................................            3,000,000            3,062,460
Freehold Township Board of Education, FSA Insured, 5.40%, 7/15/28 ........................            1,080,000            1,049,177
Gloucester County Improvement Authority Revenue,
  Justice Complex Lease Project, Pre-Refunded, 7.50%, 12/15/10 ...........................            1,000,000            1,020,820
Gloucester County Improvement Authority Solid Waste Resource
  Recovery Revenue, SES Gloucester Co. LP Project, Series B,  8.375%, 7/01/10 ............              275,000              275,963
Guam Power Authority Revenue, Refunding, Series A, 5.25%, 10/01/34 .......................            4,000,000            3,584,000
Hamilton Township Board of Education COP,
  Series B, FSA Insured, 7.00%, 12/15/15 .................................................            4,670,000            4,937,217
Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ...............            7,120,000            6,663,964
Howell Township GO, Refunding, FGIC Insured, 6.80%, 1/01/14 ..............................            1,750,000            1,860,198
Hudson County Improvement Authorities Facilities Lease Revenue,
  Hudson County Lease Project, FGIC Insured, Pre-Refunded,  6.00%, 12/01/25 ..............            2,000,000            2,138,520
Hudson County Improvement Authority Solid Waste Systems Revenue,
  Koppers Site Project, Series A, 6.125%, 1/01/29 ........................................            6,510,000            6,443,728
Mercer County Improvement Authority Revenue, Library Systems,
  Series A, Pre-Refunded, 6.00%, 12/01/14 ................................................            2,500,000            2,691,675
Middlesex County COP, MBIA Insured,
   5.30%, 6/15/29 ........................................................................            5,000,000            4,694,050
   Pre-Refunded, 6.00%, 8/15/14 ..........................................................            1,500,000            1,600,215
   Pre-Refunded, 6.125%, 2/15/19 .........................................................            2,300,000            2,465,117
Middlesex County Improvement Authority Revenue,
  Guaranteed Educational Services, Commission Project,
  Pre-Refunded,  6.00%, 9/15/14 ..........................................................            2,000,000            2,167,600
Middlesex County Utilities Authority Sewer Revenue,
  Refunding, Series A, FGIC Insured,
   5.375%, 9/15/15 .......................................................................            2,100,000            2,087,694
   5.125%, 12/01/16 ......................................................................            9,000,000            8,616,690
Middletown Township GO, Board of Education, MBIA Insured, 5.85%,
   8/01/24 ...............................................................................            4,295,000            4,368,101
   8/01/25 ...............................................................................            4,300,000            4,378,690
Moorestown Township School District GO, FGIC Insured, 5.00%, 1/01/26 .....................            1,000,000              921,680
Mount Laurel Township Board of Education GO, FGIC Insured, 5.40%,
   8/01/16 ...............................................................................            2,155,000            2,147,802
   8/01/17 ...............................................................................            2,405,000            2,385,808
New Jersey EDA,
   Auto Parking Revenue, Blair Development Co., FGIC Insured, 5.60%, 10/15/26 ............            2,000,000            1,977,860
   EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 ...........            3,545,000            3,729,269
   EDR, School Revenue, Blair Academy, 1995 Project, Series P, 6.90%, 12/01/11 ...........              395,000              415,532
   Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ........            6,370,000            6,514,599
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ........            3,245,000            3,317,526
   Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ........            2,720,000            2,790,312

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)


                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Jersey EDA, (cont.)
   Market Transition Facilities Revenue,
         Senior Lien, Series A, MBIA Insured, 5.875%, 7/01/11 ..........................           $ 3,000,000           $ 3,158,880
   Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project,
         Series A, AMBAC Insured, 6.25%, 8/01/24 .......................................             8,200,000             8,572,444
   PCR, Jersey Central Power and Light, 7.10%, 7/01/15 .................................               550,000               583,561
   School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ...............             1,640,000             1,644,100
   State Lease Revenue, Liberty State Park Lease Rental,
         Refunding, AMBAC Insured, 5.75%, 3/15/20 ......................................             4,605,000             4,648,149
   State Lease Revenue, Liberty State Park Lease Rental,
         Refunding, AMBAC Insured, 5.75%, 3/15/22 ......................................             3,315,000             3,339,332
   Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ......................             7,440,000             7,787,150
   Water Facilities Revenue, Hackensack Water Co. Project,
         Refunding, Series A, MBIA Insured, 5.80%, 3/01/24 .............................             1,000,000             1,007,520
   Water Facilities Revenue, Middlesex Water Co. Project, 7.25%, 7/01/21 ...............             6,000,000             6,319,380
New Jersey EDA Revenue,
   Educational Testing Service, Refunding, Series A,
        MBIA Insured, 4.75%, 5/15/25 ...................................................             3,000,000             2,553,240
   Hillcrest Health Services System Project,
        Refunding, AMBAC Insured, 5.375%, 1/01/16 ......................................             2,500,000             2,458,475
   St. Barnabas Project, Series A, MBIA Insured, 5.375%, 7/01/27 .......................             4,375,000             4,159,838
   Transportation Project Sub-Lease, Series A, FSA Insured, 5.00%, 5/01/18 .............             2,000,000             1,868,600
New Jersey Health Care Facilities Financing Authority Revenue,
   Atlantic City Medical Center, Series C, 6.80%, 7/01/11 ..............................             2,500,000             2,646,925
   Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ....................             7,500,000             6,732,675
   Berkeley Heights Convalescent Hospital, AMBAC Insured, 5.00%, 7/01/26 ...............             6,000,000             5,365,380
   Beth Israel Hospital Association Passaic, 7.80%, 7/01/04 ............................             2,345,000             2,398,935
   Beth Israel Hospital Association Passaic, Refunding, 7.875%, 7/01/07 ................             1,000,000             1,023,050
   Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ...................................             5,725,000             5,397,244
   Cathedral Health Service, Pre-Refunded, 7.25%, 2/15/21 ..............................             2,020,000             2,146,129
   Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ..................             5,000,000             4,732,150
   Cathedral Health, Series A, FHA Insured, Pre-Refunded, 7.25%, 2/15/10 ...............             9,275,000             9,854,131
   Christian Health Care Center, Refunding, Series A, 5.50%, 7/01/18 ...................             1,200,000             1,104,816
   East Orange General Hospital, Series B, 7.75%, 7/01/20 ..............................             5,445,000             5,635,031
   Elizabeth General Medical Center, Series C, 7.375%, 7/01/15 .........................             4,890,000             5,045,698
   Franciscan St. Mary's Hospital, 5.875%, 7/01/12 .....................................             5,150,000             5,138,052
   Hackensack Medical Center, FGIC Insured, Pre-Refunded, 6.25%, 7/01/21 ...............             2,400,000             2,488,944
   Hackensack University Medical Center,
        Refunding, Series B, MBIA Insured, 5.20%, 1/01/28 ..............................             5,000,000             4,630,450
   Holy Name Hospital, 6.00%, 7/01/25 ..................................................             3,000,000             2,968,620
   Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 ...................................             4,380,000             4,187,368
   Holy Name Hospital, Series B, AMBAC Insured,
         Pre-Refunded, 7.00%, 7/01/08 ..................................................             2,000,000             2,093,320
   Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ..............             1,525,000             1,616,332
   Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ..............               975,000               981,611
   John F. Kennedy Health Systems, Obligation Group Revenue,
         FGIC Insured, 5.70%, 7/01/25 ..................................................             5,000,000             5,008,950
   John F. Kennedy Medical Center/Hartwyck,
         Refunding, MBIA Insured, 5.00%, 7/01/25 .......................................             7,855,000             7,037,687
   Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 .........             7,000,000             6,228,600
   Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ..............             6,500,000             6,228,950
   Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ...............             9,050,000             8,456,139
   Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16 ........             4,900,000             5,351,535
   Monmouth Medical Center, Series C, FSA Insured,
         Pre-Refunded, 6.25%, 7/01/24 ..................................................             8,250,000             9,010,238
   New Jersey Geriatric Center of Workmen's Circle Inc.,
         Series A, FHA Insured, 8.00%, 2/01/28 .........................................               125,000               127,853
   Newcomb Medical Center, Series A, 7.875%, 7/01/03 ...................................             2,075,000             2,109,943
   Pascack Valley Hospital Association, 5.125%, 7/01/28 ................................             6,000,000             5,109,720
   Pascack Valley Hospital, Pre-Refunded, 6.90%, 7/01/21 ...............................             3,565,000             3,797,153
   Riverview Medical Center, AMBAC Insured, Pre-Refunded, 5.875%, 7/01/16 ..............            10,000,000            10,760,400
   Shoreline Behavioral Health, MBIA Insured, 5.50%, 7/01/27 ...........................             1,500,000             1,462,335
   Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .........................             2,000,000             1,785,220
   St. Barnabas Health, Refunding, Series B, MBIA Insured, 5.00%, 7/01/24 ..............            13,000,000            11,734,190
   St. Joseph's Hospital and Medical Center,
          Refunding, Connie Lee Insured, 5.75%, 7/01/16 ................................             2,050,000             2,088,151
   St. Joseph's Hospital and Medical Center,
          Refunding, Connie Lee Insured, 6.00%, 7/01/26 ................................             1,000,000             1,021,880
   Wayne General Hospital, Series B, Pre-Refunded, 5.75%, 8/01/11 ......................             1,680,000             1,800,086
   Wayne General Hospital, Series B, Pre-Refunded, 5.875%, 8/01/18 .....................             1,000,000             1,076,930
New Jersey State Building Authority Revenue, Refunding, 5.00%, 6/15/15 .................             5,000,000             4,783,850
New Jersey State Educational Facilities Authority Revenue,
   Jersey State College, Series D, MBIA Insured, Pre-Refunded, 6.125%, 7/01/22 .........             2,000,000             2,133,200
   New Jersey Institute of Technology Revenue,
         Refunding, Series A, MBIA Insured, 6.00%, 7/01/24 .............................             1,455,000             1,499,159

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)


                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

New Jersey State Educational Facilities Authority Revenue, (cont.)
   New Jersey Institute of Technology, Series 95-E, MBIA Insured, 5.375%, 7/01/25 ........          $ 2,500,000          $ 2,400,400
   New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ............            4,000,000            4,144,400
   Princeton University, Refunding, Series A, 5.00%, 7/01/29 .............................            5,000,000            4,553,600
   Princeton University, Series C, 5.25%, 7/01/25 ........................................            2,760,000            2,650,511
   Rider College, Series D, AMBAC Insured, 6.20%, 7/01/17 ................................            3,000,000            3,143,340
   Rowan College, Series E, AMBAC Insured, 6.00%, 7/01/26 ................................            9,810,000           10,024,643
   Seton Hall University Project, Refunding, Series E, MBIA Insured, 5.60%, 7/01/16 ......            1,765,000            1,779,526
   Seton Hall University Project, Series D, 7.00%, 7/01/21 ...............................            2,665,000            2,805,446
   Seton Hall University Project, Series D, Pre-Refunded, 7.00%, 7/01/21 .................            1,735,000            1,852,598
   St. Peters College, Series B, 5.50%, 7/01/27 ..........................................            2,000,000            1,840,040
   Stevens Institute of Technology, Series I, 5.00%, 7/01/18 .............................            1,100,000            1,003,420
   Stevens Institute of Technology, Series I, 5.00%, 7/01/28 .............................            1,575,000            1,397,419
   Trenton State College, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 7/01/19 .........            4,780,000            5,156,234
   Trenton State College, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 7/01/24 .........            7,845,000            8,462,480
   University of Medical Dentistry, Series C, AMBAC Insured, 5.20%, 12/01/19 .............            1,000,000              952,990
   University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ............            2,700,000            2,466,315
New Jersey State Highway Authority Garden State Parkway, Senior Parkway Revenue,
   6.20%, 1/01/10 ........................................................................            5,000,000            5,409,850
   6.25%, 1/01/14 ........................................................................            2,500,000            2,628,600
   6.00%, 1/01/16 ........................................................................            2,900,000            2,962,756
New Jersey State Housing and Mortgage Finance Agency MFHR,
   Montclarion Project, Series J, FHA Insured, 7.70%, 11/01/29 ...........................            2,155,000            2,223,141
   Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ...................................            5,000,000            5,154,450
   Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ...................................           12,500,000           12,854,000
   Regency Park Project, Series H, 7.70%, 11/01/30 .......................................              450,000              460,292
   Series A, AMBAC Insured, 5.55%, 5/01/27 ...............................................            2,000,000            1,920,720
New Jersey State Housing and Mortgage Finance Agency Revenue,
   Home Buyer, Series B, MBIA Insured, 7.90%, 10/01/22 ...................................              425,000              433,343
   Home Buyer, Series D, MBIA Insured, 7.70%, 10/01/29 ...................................            2,180,000            2,225,453
   Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ...................................            4,980,000            5,098,574
   Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ...................................            4,000,000            4,132,240
   Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ....................................           12,000,000           12,062,880
   Section 8, Refunding, Series 1, 6.70%, 11/01/28 .......................................            2,885,000            3,033,722
   Section 8, Refunding, Series A, 6.95%, 11/01/13 .......................................           12,400,000           13,067,120
  (b)SFMR, Home Bury, Series Z, MBIA Insured, 5.70%, 10/01/17 ............................            6,325,000            6,343,153
New Jersey State Sports and Exposition Authority
  Convention Center Luxury Tax, Series A, MBIA Insured, Pre-Refunded,
   6.60%, 7/01/15 ........................................................................            8,000,000            8,632,960
   6.25%, 7/01/20 ........................................................................            6,800,000            7,275,252
Newark Board of Education, MBIA Insured, 5.875%, 12/15/14 ................................            3,250,000            3,379,318
North Brunswick Township Board of Education GO,
   Refunding, FGIC Insured, 5.00%, 2/01/15 ...............................................            2,000,000            1,923,000
Northern Mariana Islands Commonwealth Ports Authority
   Seaport Revenue, Series A, 6.85%, 3/15/28 .............................................            1,985,000            2,035,399
Ocean Township Municipal Utilities Authority Revenue,
   Refunding, AMBAC Insured, 5.80%, 12/01/18 .............................................            7,400,000            7,479,106
Orange Township GO, Municipal Utility and Lease,
   Refunding, Series C, MBIA Insured, 5.10%, 12/01/17 ....................................            3,035,000            2,899,396
Plainfield Board Education, FSA Insured, 5.00%, 8/01/26 ..................................            6,050,000            5,555,957
Port Authority of New York and New Jersey Revenue,
   Consolidated 67th Series, 6.875%, 1/01/25 .............................................            2,500,000            2,546,975
   Consolidated 67th Series, AMBAC Insured, 6.875%, 1/01/25 ..............................              750,000              763,943
   Consolidated 71st Series, 6.50%, 1/15/26 ..............................................            2,500,000            2,577,825
   Consolidated 72nd Series, 7.35%, 10/01/27 .............................................            7,000,000            7,598,710
   Consolidated 74th Series, 6.75%, 8/01/26 ..............................................            1,000,000            1,043,720
   Consolidated 84th Series, 6.00%, 1/15/28 ..............................................            1,125,000            1,154,846
   Consolidated 94th Series, 6.00%, 12/01/16 .............................................            2,000,000            2,083,980
   Consolidated 94th Series, 6.00%, 6/01/17 ..............................................            5,000,000            5,209,950
   Consolidated, 109th Series, FGIC Insured, 5.375%, 7/15/22 .............................            4,645,000            4,528,364
   Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 .............................            5,000,000            5,320,650
   Special Obligation Revenue, 4th Installment, Special Project, 6.75%, 10/01/11 .........            2,500,000            2,662,000
   Special Obligation Revenue, Consolidated,
         102nd Series, MBIA Insured, 5.75%, 10/15/23 .....................................            5,000,000            5,117,350
   Special Obligation Revenue, John F. Kennedy
         International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .......................            8,000,000            8,011,440

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)


                                                                                                    PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)

Puerto Rico Commonwealth GO, Pre-Refunded, 6.45%, 7/01/17 ..............................          $  3,000,000          $  3,303,870
Puerto Rico Commonwealth Highway and
   Transportation Authority Revenue, Series Q, Pre-Refunded, 8.00%, 7/01/18 ............             8,000,000             8,444,720
 Puerto Rico Commonwealth Infrastructure Financing
   Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 .....................................................................               120,000               121,350
    7.75%, 7/01/08 .....................................................................             1,350,000             1,370,385
    7.50%, 7/01/09 .....................................................................               100,000               101,271
 Puerto Rico Commonwealth Urban Renewal and
   Housing Corp. Commonwealth Appropriation, Refunding, 7.875%, 10/01/04 ...............             1,000,000             1,022,380
 Puerto Rico Electric Power Authority Revenue,
    Series T, 6.00%, 7/01/16 ...........................................................            11,535,000            11,911,502
    Series X, 6.00%, 7/01/15 ...........................................................             2,000,000             2,073,020
    Series X, Pre-Refunded, 6.125%, 7/01/21 ............................................             5,000,000             5,456,900
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................................             4,185,000             4,302,180
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured,
          Pre-Refunded, 7.75%, 12/01/26 ................................................               125,000               146,748
 Puerto Rico HFC, SFMR, Portfolio No. 1,
   Series B, GNMA Secured, 7.65%, 10/15/22 .............................................               470,000               486,629
 Rutgers State University, Series A, 6.50%, 5/01/18 ....................................             4,250,000             4,501,940
 Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co.,
 Refunding, Series D, MBIA Insured,  6.55%, 10/01/29 ...................................             5,000,000             5,421,350
 South Brunswick Township Board of Education GO,
    Refunding, Series AA, FGIC Insured, 5.50%, 8/01/24 .................................             1,720,000             1,701,510
 South Jersey Transportation Authority Transportation Systems Revenue,
    AMBAC Insured, 5.00%, 11/01/29 .....................................................            16,525,000            14,779,795
 Stony Brook Regional Sewerage Authority Revenue,
    Series A, Pre-Refunded, 7.40%, 12/01/09 ............................................             1,000,000             1,029,000
 Union County Improvement Authority Revenue,
   Plainfield Board of Education, FGIC Insured, Pre-Refunded, 5.85%, 8/01/26 ...........             5,000,000             5,376,300
 Union County Utilities Authority Solid Waste Revenue,
   sub. leased, Ogden Martin, Series A, AMBAC Insured, 5.35%, 6/01/23 ..................             2,900,000             2,732,612
 University of Medicine and Dentistry COP,
   Series A, MBIA Insured, 5.00%, 9/01/22 ..............................................             1,700,000             1,548,547
 University of Medicine and Dentistry Revenue, Series C, Pre-Refunded, 7.20%,
    12/01/09 ...........................................................................               750,000               771,390
    12/01/19 ...........................................................................               725,000               745,668
 Virgin Islands PFA Revenue, Fund Loan Notes, Senior Lien, Refunding, Series A,
    5.50%, 10/01/18 ....................................................................             3,045,000             2,916,562
    5.50%, 10/01/15 ....................................................................             2,500,000             2,414,525
    5.50%, 10/01/22 ....................................................................             2,000,000             1,899,740
                                                                                                                        ------------
TOTAL BONDS ............................................................................                                 721,556,209
                                                                                                                        ------------
 ZERO COUPON BONDS
(d)Middlesex County COP, MBIA Insured, 6/15/24 .........................................             1,000,000               241,280
                                                                                                                        ------------
 TOTAL LONG TERM INVESTMENTS (COST $709,221,163) .......................................                                 721,797,489
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .1%
 New Jersey State Turnpike Authority Revenue,
   Series D, FGIC Insured, Weekly VRDN and Put, 2.50%, 1/01/18 (COST $400,000) .........               400,000               400,000
                                                                                                                        ------------
 TOTAL INVESTMENTS (COST $709,621,163) 99.0% ...........................................                                 722,197,489
 OTHER ASSETS, LESS LIABILITIES 1.0% ...................................................                                   7,512,061
                                                                                                                        ------------
 NET ASSETS 100.0% .....................................................................                                $729,709,550
                                                                                                                        ============


See glossary of terms on page 110.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Highlights

FRANKLIN OREGON TAX-FREE INCOME FUND

                                               SIX MONTHS ENDED                 YEAR ENDED FEBRUARY 28,
                                                AUGUST 31, 1999      -----------------------------------------------------------
CLASS A                                         (UNAUDITED)***       1999          1998          1997         1996(1)       1995
-------                                         ---------------      ----          ----          ----         ----          ----
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  11.83       $  11.86       $  11.55      $  11.60     $  11.22      $  11.70
                                                   --------       --------        --------      --------     --------      --------
Income from investment operations:
 Net investment income ........................         .29            .59            .62           .63          .63           .63
 Net realized and unrealized gains (losses) ...        (.59)          (.01)           .31          (.05)         .38          (.49)
                                                   --------       --------        --------      --------     --------      --------
Total from investment operations ..............        (.30)           .58            .93           .58         1.01           .14
                                                   --------       --------        --------      --------     --------      --------
Less distributions from net investment income .        (.30)          (.61)          (.62)         (.63)        (.63)         (.62)
                                                   --------       --------        --------      --------     --------      --------
Net asset value, end of period ................    $  11.23       $  11.83       $  11.86      $  11.55     $  11.60      $  11.22
                                                   ========       ========        ========      ========     ========      ========
Total return* .................................       (2.62%)         5.12%          8.21%         5.13%        9.19%         1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $471,951       $483,664        $427,022      $384,003     $375,415      $349,458
Ratios to average net assets:
 Expenses .....................................         .66%**         .67%           .67%          .66%         .66%          .65%
 Net investment income ........................        4.98%**        5.00%          5.33%         5.52%        5.51%         5.71%
Portfolio turnover rate .......................       15.60%         10.65%         12.18%         4.47%        6.52%        26.44%

CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........    $  11.90       $  11.92       $  11.61      $  11.65     $  11.23
                                                   --------       --------        --------      --------     --------
Income from investment operations:
 Net investment income ........................         .26            .53            .56           .56          .47
 Net realized and unrealized gains (losses) ...        (.59)            --            .31          (.04)         .41
                                                   --------       --------        --------      --------     --------
Total from investment operations ..............        (.33)           .53            .87           .52          .88
                                                   --------       --------        --------      --------     --------
Less distributions from net investment income .        (.26)          (.55)          (.56)         (.56)        (.46)
                                                   --------       --------        --------      --------     --------
Net asset value, end of period ................    $  11.31     $    11.90       $  11.92      $  11.61     $  11.65
                                                   ========       ========        ========      ========     ========

Total return* .................................       (2.88%)       4.59%            7.66%         4.59%        7.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............    $ 36,911     $ 32,962         $ 15,946      $  7,100     $  2,044
Ratios to average net assets:
 Expenses .....................................        1.22%**      1.23%            1.22%         1.23%        1.24%**
 Net investment income ........................        4.44%**      4.44%            4.74%         4.93%        4.87%**
Portfolio turnover rate .......................       15.60%       10.65%           12.18%         4.47%        6.52%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Annualized

***Based on average shares outstanding.

(1)For the period May 1, 1995 (effective date) to February 29, 1996 for Class C.

                      See notes to financial statements.

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.4%
BONDS 99.3%
Bay Area Health District Hospital Facility Authority,
  Health Facilities Revenue, Evergreen Court Project, 7.25%, 10/01/14 ..............             $ 2,000,000             $ 2,087,040
Benton County Hospital Facilities Authority Revenue,
  Samaritan Health Services Project, Refunding,
   5.20%, 10/01/17 .................................................................               4,000,000               3,728,960
   5.125%, 10/01/28 ................................................................               4,500,000               4,011,975
Benton County Hospital Facilities Authority,
  Good Samaritan Hospital, Corvallis, Pre-Refunded, 6.25%, 10/01/09 ................               1,125,000               1,195,088
Chemeketa Community College District,
  FGIC Insured, Pre-Refunded, 5.80%, 6/01/12 .......................................               1,000,000               1,062,870
Clackamas Community College District,
  MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 .......................................               1,000,000               1,062,870
Clackamas County Health Facilities Authority Hospital Revenue,
  Adventist Health, Refunding, Series A, MBIA Insured, 6.35%, 3/01/09 ..............               4,945,000               5,214,601
Clackamas County Hospital Facilities Authority Revenue,
   Gross Willamette Falls, Refunding, 5.75%, 4/01/15 ...............................               2,250,000               2,224,823
   Jennings Lodge Project, GNMA Secured, 7.50%, 10/20/31 ...........................               2,990,000               3,094,680
   Kaiser Permanente, Series A, 6.50%, 4/01/11 .....................................               1,635,000               1,700,923
   Kaiser Permanente, Series A, 5.375%, 4/01/14 ....................................               2,500,000               2,420,150
   Kaiser Permanente, Series A, 6.25%, 4/01/21 .....................................               4,950,000               5,094,689
   Sisters of Providence Project, 8.125%, 10/01/07 .................................                 110,000                 110,628
  (b)Willamette Falls Hospital Project, 6.00%, 4/01/19 .............................               1,000,000                 985,240
   Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ........................                 500,000                 501,825
   Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ........................               1,500,000               1,499,835
Clackamas County USD No. 115,
  AMBAC Insured, Pre-Refunded, 6.15%, 6/01/14 ......................................               4,000,000               4,347,160
Clairmont Water District Revenue, 6.50%, 2/01/12 ...................................               1,125,000               1,140,761
Deschutes County Hospital Facilities Authority
  Hospital Revenue, St. Charles Medical Center, 6.00%, 1/01/13 .....................               3,000,000               3,115,980
Douglas County Hospital Facilities Authority Revenue,
  Catholic Health Facilities, Series B, MBIA Insured, 6.00%, 11/15/15 ..............               1,950,000               2,044,907
Emerald People's Utility District Electric System Revenue,
  Series B, AMBAC Insured, Pre-Refunded, 7.30%, 11/01/11 ...........................                 500,000                 502,975
Eugene Electric Utility System Revenue, Pre-Refunded,
   6.65%, 8/01/10 ..................................................................                 655,000                 684,514
   6.70%, 8/01/11 ..................................................................                 700,000                 732,172
Eugene Public Safety Facilities, FGIC Insured, 5.70%, 6/01/16 ......................                 500,000                 510,320
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ...................                 840,000                 845,166
Guam Airport Authority Revenue, Series B,
   6.60%, 10/01/10 .................................................................                 750,000                 796,275
   6.70%, 10/01/23 .................................................................               1,900,000               2,021,239
Guam Power Authority Revenue,
   Refunding, Series A, 5.25%, 10/01/34 ............................................              10,000,000               8,960,000
   Refunding, Series A, 5.125%, 10/01/29 ...........................................               2,000,000               1,780,320
   Series A, Pre-Refunded, 6.30%, 10/01/12 .........................................                 825,000                 887,279
Hermiston GO, AMBAC Insured, 6.00%, 8/01/15 ........................................               1,000,000               1,040,810
Hillsborough Hospital Facilities Authority Revenue, Refunding, 5.75%, 10/01/12 .....                 205,000                 205,580
Klamath Falls Intercommunity Hospital Revenue, Merle West Medical Center Project,
   7.00%, 6/01/02 ..................................................................               1,175,000               1,233,832
   7.25%, 6/01/06 ..................................................................               2,310,000               2,429,496
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 ...............              11,575,000              12,277,834
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 .............................               2,425,000               2,386,224
Marion County COP, Courthouse Square Project,
  Series A, MBIA Insured, 5.00%, 6/01/23 ...........................................               1,000,000                 910,650
Marion County Housing Authority Revenue,
  Elliott Residence Project, GNMA Secured, 7.50%, 10/20/25 .........................               1,240,000               1,353,733
Medford Hospital Facilities Authority Revenue,
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/18 ....................               9,500,000               8,797,380
   Asante Health System, Series A, MBIA Insured, 5.00%, 8/15/24 ....................               6,300,000               5,732,055
   Asante Health Systems, Series B, MBIA Insured, 5.125%, 8/15/28 ..................               6,000,000               5,561,400
   Gross Rogue Valley Health Services, MBIA Insured,
        Pre-Refunded, 6.75%, 12/01/20 ..............................................               4,475,000               4,712,265
Metropolitan Service District Convention Center GO, Series A, 6.25%, 1/01/13 .......               4,865,000               4,988,620
Multnomah County COP, Series A, 4.75%, 8/01/16 .....................................               1,825,000               1,627,389
Multnomah Educational Service District, FSA Insured, 5.40%, 6/01/17 ................               1,000,000                 993,150
Northern Mariana Islands Commonwealth Ports Authority
  Seaport Revenue, Series A, 6.85%, 3/15/28 ........................................               3,440,000               3,527,342
Oak Lodge Water District GO, AMBAC Insured,
   7.40%, 12/01/08 .................................................................                 215,000                 238,629
   7.50%, 12/01/09 .................................................................                 215,000                 238,667
Ontario Catholic Health Revenue,
  Dominican Sisters Holy Rosary, 6.10%, 11/15/17 ...................................               1,500,000               1,559,985
Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ..........................               4,000,000               4,480,800


FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)(CONT.)

                                                                                                   PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
 Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.25%,
   7/01/25 ...............................................................................          $   100,000          $    95,901
   7/01/28 ...............................................................................            1,750,000            1,677,200
Oregon State Department of Administrative Services COP,
   Series A, AMBAC Insured, 5.00%, 5/01/24 ...............................................           35,000,000           31,731,000
   Series A, AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 .................................            5,000,000            5,351,750
   Series C, MBIA Insured, 5.75%, 5/01/17 ................................................            2,000,000            2,045,800
Oregon State Department of General Services COP,
   Real Property Financing Program,
          Series A, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 ..........................              750,000              792,645
   Real Property Financing Program,
          Series A, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ...........................               10,000               10,326
   Refunding, Series D, MBIA Insured, 5.80%, 3/01/15 .....................................            1,000,000            1,023,430
   Series B, MBIA Insured, Pre-Refunded, 7.20%, 1/15/15 ..................................              150,000              154,886
   Series F, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/15 .................................              950,000            1,004,017
   Series G, AMBAC Insured, 6.25%, 9/01/15 ...............................................              750,000              781,395
Oregon State Department of Transportation Revenue GO,
  Regional Light Rail Federal Westside Project, MBIA Insured,
   6.10%, 6/01/07 ........................................................................            2,000,000            2,134,760
   6.20%, 6/01/08 ........................................................................            2,500,000            2,674,525
   6.25%, 6/01/09 ........................................................................            1,750,000            1,882,773
Oregon State EDR, Georgia Pacific Corp. Project,
   Refunding, Series 183, 5.70%, 12/01/25 ................................................            1,500,000            1,397,730
   Series CLVII, 6.35%, 8/01/25 ..........................................................           18,500,000           18,790,080
Oregon State Elderly Housing GO, Series A, 7.125%, 8/01/30 ...............................              475,000              485,545
Oregon State GO
   Alternative Energy Project, Refunding, Series D, 5.00%, 1/01/28 .......................            4,265,000            3,847,457
   Board of Higher Education, 6.50%, 10/01/17 ............................................              750,000              773,993
   Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/22 ....................            5,000,000            4,585,000
   Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ....................            6,000,000            5,431,860
   Board of Higher Education, Series A, 5.65%, 8/01/27 ...................................            4,440,000            4,453,098
   Board of Higher Education, Series C, 5.65%, 8/01/27 ...................................            1,460,000            1,464,307
   Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ......................              910,000              940,640
   Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ......................              455,000              467,676
   Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 .....................            1,950,000            1,839,572
   Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ......................            1,410,000            1,458,095
   Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ......................            2,015,000            2,112,586
   Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 .....................            2,155,000            2,258,397
   Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ......................            6,000,000            6,332,880
   Veteran's Welfare, Series 75, 5.85%, 10/01/15 .........................................              800,000              830,168
   Veteran's Welfare, Series 75, 5.875%, 10/01/18 ........................................              460,000              475,649
   Veteran's Welfare, Series 75, 6.00%, 4/01/27 ..........................................            2,655,000            2,740,518
   Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 .......................................            3,000,000            3,121,410
   Veteran's Welfare, Series 77, 5.30%, 10/01/29 .........................................            5,000,000            4,782,750
Oregon State Health, Housing, Educational and Cultural Facilities Authority Revenue,
       Lewis and Clark College Project, Series A, MBIA  Insured, 6.125%, 10/01/24 ........           10,500,000           10,998,855
Oregon State Housing and Community Services Department Finance Housing Revenue SFM,
   Series A, 5.75%, 7/01/12 ..............................................................              850,000              857,446
   Series A, 6.35%, 7/01/14 ..............................................................            2,860,000            2,957,126
   Series A, 6.40%, 7/01/18 ..............................................................            1,315,000            1,355,094
   Series A, 6.45%, 7/01/26 ..............................................................            2,830,000            2,908,334
   Series B, 6.875%, 7/01/28 .............................................................           12,000,000           12,576,600
   Series C, 6.20%, 7/01/15 ..............................................................            2,115,000            2,160,747
   Series C, 6.40%, 7/01/26 ..............................................................            1,015,000            1,041,867
   Series D, 6.80%, 7/01/27 ..............................................................            1,750,000            1,812,755
   Series E, 5.80%, 7/01/16 ..............................................................              790,000              782,400
   Series F, 5.65%, 7/01/28 ..............................................................            1,000,000              973,560
   Series H, 5.65%, 7/01/28 ..............................................................            2,000,000            1,936,300
Oregon State Housing and Community Services
       Department Finance Housing Revenue, Multi-Unit,
   Series A, 6.80%, 7/01/13 ..............................................................            6,710,000            6,976,521
   Series A, 6.15%, 7/01/21 ..............................................................              910,000              934,206
   Series C, 6.85%, 7/01/22 ..............................................................              180,000              186,858


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (unaudited) (cont.)

                                                                                                   PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                AMOUNT              VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Oregon State Housing and Community Services
   Department Mortgage Revenue, SFM Program, Series A, 5.15%, 7/01/27 ........................        $ 2,000,000        $ 1,881,720
 Port Astoria GO, MBIA Insured, Pre-Refunded, 6.60%, 9/01/11 .................................            450,000            471,159
 Port Morrow PCR, Idaho Power Co., Boardman Project, 7.25%, 8/01/08 ..........................          2,200,000          2,227,236
 Port of Portland International Airport Revenue, Portland International Airport,
    Series 7A, MBIA Insured, Pre-Refunded, 6.75%, 7/01/09 ....................................          1,500,000          1,582,590
    Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ....................................          2,800,000          3,251,668
    Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ....................................            200,000            211,686
    Series 10, FGIC Insured, 5.75%, 7/01/25 ..................................................            300,000            297,579
    Series 12C, FGIC Insured, 5.00%, 7/01/28 .................................................          2,500,000          2,218,125
    Series 12C, FGIC Insured., 5.00%, 7/01/18 ................................................          1,500,000          1,371,525
 Port of Portland International Airport Special
   Obligation Revenue, Delta Airlines Inc. Project, 6.20%, 9/01/22 ...........................          4,000,000          4,042,640
 Port St. Helens PCR,
    Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ..................................          7,750,000          7,164,875
    Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ..........................          3,600,000          3,428,100
 Port Umpqua PCR, International Paper Co. ....................................................
   Project, Refunding, Series B, 5.20%, 6/01/11 ..............................................          2,200,000          2,137,696
(b)Portland Airport Revenue, Portland International
   Airport, Series A, AMBAC Insured, 5.50%, 7/01/24 ..........................................         22,000,000         21,388,840
 Portland Airport Way-Urban Renewal and
  Redevelopment Tax Increment, Sub-Series B-3, FGIC Insured, Pre-Refunded, 7.60%, 6/01/10 ....          2,825,000          2,903,450
 Portland GO, Central City Streetcar Project, Series A,
    4.75%, 4/01/21 ...........................................................................          3,600,000          3,153,960
    5.00%, 4/01/24 ...........................................................................          2,000,000          1,830,800
 Portland Hospital Facilities Authority
   Hospital Revenue, Legacy Health System, Refunding,
    Series A, AMBAC Insured, 6.70%, 5/01/21 ..................................................          5,500,000          5,735,565
    Series B, AMBAC Insured, 6.70%, 5/01/21 ..................................................          8,475,000          8,849,002
 Portland Housing Authority MFR, Berry Ridge Project, 6.30%, 5/01/29 .........................          1,500,000          1,506,075
 Portland Housing Authority Revenue, 7.10%, 7/01/15 ..........................................          1,000,000          1,036,540
 Portland Hydroelectric Power Revenue,
   Bull Run Project, Series C, 7.00%, 10/01/16 ...............................................            635,000            635,210
 Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ......................          1,000,000          1,005,140
 Portland Oregon GO, Revenue, Limited Tax, Series A, 5.00%, 4/01/18 ..........................          3,380,000          3,162,328
 Portland Sewer System Revenue,
    Refunding, Series A, FGIC Insured, 5.00%, 6/01/15 ........................................            500,000            474,355
    Series A, Pre-Refunded, 6.25%, 6/01/15 ...................................................          9,100,000          9,834,279
 Portland Urban Renewal and Redevelopment,
   Downtown Waterfront, Refunding, Series A, 6.40%, 6/01/08 ..................................          5,555,000          5,802,253
 Portland Water System Revenue, Series A, 5.00%, 8/01/16 .....................................          1,000,000            951,700
 Puerto Rico Commonwealth Aqueduct and
   Sewer Authority Revenue, Series A, FSA Insured,
   Pre-Refunded, 9.00%, 7/01/09 ..............................................................             75,000             88,425
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .............................................................          1,000,000          1,101,290
    Public Improvement, Refunding, 5.375%, 7/01/25 ...........................................          1,000,000            956,250
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Q, Pre-Refunded, 8.00%, 7/01/18 ...................................................          4,000,000          4,222,360
    Series Y, 5.50%, 7/01/36 .................................................................         13,000,000         12,619,750
    Series Y, 5.50%, 7/01/26 .................................................................          7,275,000          7,065,917
 Puerto Rico Commonwealth Infrastructure Financing
   Authority Special Tax Revenue, Series A, 7.75%, 7/01/08 ...................................            280,000            284,228
 Puerto Rico Electric Power Authority Revenue,
    Series DD, 5.00%, 7/01/28 ................................................................          6,000,000          5,338,800
    Series R, Pre-Refunded, 6.25%, 7/01/17 ...................................................          2,070,000          2,205,502
    Series X, 5.50%, 7/01/25 .................................................................          2,600,000          2,547,116
    Series X, 6.00%, 7/01/15 .................................................................          2,500,000          2,591,275
 Puerto Rico HFC Revenue, Sixth Portfolio,
   Section 8 Assisted, FHA Mortgage Insured,
   Pre-Refunded, 7.75%, 12/01/26 .............................................................            395,000            463,722
 Puerto Rico HFC, SFMR, Portfolio No. 1,
   Series B, GNMA Secured, 7.65%, 10/15/22 ...................................................            180,000            186,368
 Puerto Rico Housing Bank and Financing Authority
  SFMR, Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 .........................            500,000            514,080
 Puerto Rico PBA Revenue, Government Facilities, Series B, 5.25%, 7/01/21 ....................          3,700,000          3,488,841
 Puerto Rico PBA, Public Education and Health Facilities,
   Refunding, Series M, 5.75%, 7/01/15 .......................................................          2,500,000          2,540,550
 Puerto Rico Telephone Authority Revenue,
   Series L, Pre-Refunded, 6.125%, 1/01/22 ...................................................          1,100,000          1,155,902
 Salem Educational Facilities Revenue,
   Willamette University, Refunding, 6.10%, 4/01/14 ..........................................          1,000,000          1,024,380
 Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ....................................         15,000,000         13,982,550
 Taft-Nelscott-Delake Rural Fire Protection District, 6.00%, 6/01/16 .........................          1,110,000          1,141,435
 Tri-County Metropolitan Transportation District Revenue,
   Limited Obligation, Airport Light Rail, Series 1, 5.65%, 6/01/29 ..........................         14,080,000         13,722,509
Unified Sewer Agency Sewer Revenue, Pre-Refunded, 7.00%, 11/01/09 ............................          2,700,000          2,714,553


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)


                                                                                                      PRINCIPAL
 FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)

   Virgin Islands PFA Revenue, Fund Loan Notes, Senior Lien, Refunding, Series A, 5.50%
    10/01/15 ..............................................................................       $   1,635,000      $   1,579,099
    10/01/18 ..............................................................................           2,400,000          2,298,768
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
    7/01/18 ...............................................................................           2,500,000          2,336,000
    7/01/21 ...............................................................................           1,400,000          1,294,286
   Wasco County Hospital Facility Authority Hospital Revenue, 7.375%, 7/01/00 .............           1,035,000          1,054,924
   Washington County Housing Authority MFHR,
    Bethany Meadows II Project, 5.85%, 9/01/27 ............................................           1,435,000          1,436,062
    Terrace View Project, FNMA Insured, 5.50%, 12/01/17 ...................................           1,725,000          1,711,114
    Terrace View Project, FNMA Insured, 5.60%, 12/01/22 ...................................           1,360,000          1,340,740
   Washington County School District No. 088 GO, J Sherwood, FSA Insured,
    6.10%, 6/01/12 ........................................................................             190,000            200,404
    Pre-Refunded, 6.10%, 6/01/12 ..........................................................             810,000            869,810
   Washington County Unified Sewer Agency Revenue, Senior Lien, Series A,
    AMBAC Insured, 6.20%, 10/01/10 ........................................................             470,000            496,503
    AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .........................................           1,000,000          1,073,930
    Pre-Refunded, 6.20%, 10/01/10 .........................................................           3,530,000          3,802,869
   Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of
     St. Joseph of Peace Health and Hospital Services, Refunding,
      MBIA Insured, 5.875%, 8/01/12 .......................................................           4,400,000          4,598,880
   Yamhill County GO, USD No. 029J Newberg, FSA Insured, Pre-Refunded, 6.10%, 6/01/11 .....           5,000,000          5,371,800
                                                                                                                     -------------
   TOTAL BONDS ............................................................................                            505,046,682
                                                                                                                     -------------
   ZERO COUPON BONDS .1%
(d)Oregon Health Sciences University Revenue, Capital Appreciation, Refunding,
   Series A, MBIA Insured, 7/01/21 ........................................................           2,200,000            642,378
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $505,153,136) ........................................                            505,689,060
                                                                                                                     -------------
(a)SHORT TERM INVESTMENTS 3.2%
   Oregon State GO,
    Series 73E, Weekly VRDN and Put, 3.00%, 12/01/16 ......................................           2,300,000          2,300,000
    Series 73F, Weekly VRDN and Put, 3.00%, 12/01/17 ......................................           9,300,000          9,300,000
   Port of Portland International Airport Special Obligation Revenue, Horizon
     Airlines Inc. Project, Daily VRDN and Put, 3.20%, 6/15/27 ............................             100,000            100,000
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA
     Insured, Weekly VRDN and Put, 2.85%, 12/01/15 ........................................           4,700,000          4,700,000
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $16,400,000) ........................................                             16,400,000
   TOTAL INVESTMENTS (COST $521,553,136) 102.6% ...........................................                            522,089,060
   OTHER ASSETS, LESS LIABILITIES (2.6%) ..................................................                            (13,226,847)
                                                                                                                     -------------
   NET ASSETS 100.0% ......................................................................                          $ 508,862,213
                                                                                                                     =============

See glossary of terms on page 110


(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                SIX MONTHS ENDED                       YEAR ENDED FEBRUARY 28,
                                                 AUGUST 31, 1999     --------------------------------------------------------------
CLASS A                                           (UNAUDITED)***       1999        1998         1997        1996(1)          1995
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 10.52           $ 10.56     $ 10.39      $ 10.44      $ 10.16        $ 10.56
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .27               .55         .58          .60          .62            .62
 Net realized and unrealized gains (losses) ...        (.53)             (.02)        .32         (.04)         .29           (.41)
                                                    -------------------------------------------------------------------------------
Total from investment operations ..............        (.26)              .53         .90          .56          .91            .21
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................      (.28)(3)            (.55)       (.58)        (.61)        (.63)          (.61)
 In excess of net investment income ...........        --                (.01)       (.01)        --           --             --
 Net realized gains ...........................        --                (.01)       (.14)        --           --             --
                                                    -------------------------------------------------------------------------------

Total distributions ...........................        (.28)             (.57)       (.73)        (.61)        (.63)          (.61)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ................     $  9.98           $ 10.52     $ 10.56      $ 10.39      $ 10.44        $ 10.16
                                                    ===============================================================================

Total return* .................................       (2.61%)            5.11%       8.90%        5.53%        9.15%          2.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $707,102          $758,942    $713,141     $658,339     $639,847       $587,366
Ratios to average net assets:
 Expenses .....................................         .66%**            .65%        .65%         .64%         .64%           .63%
 Net investment income ........................        5.16%**           5.17%       5.49%        5.84%        5.96%          6.15%
Portfolio turnover rate .......................       12.92%            11.11%      12.74%       22.24%        9.71%         12.91%

CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $ 10.57           $ 10.61     $ 10.43      $ 10.47      $ 10.17
                                                    -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .24               .49         .52          .55          .47
 Net realized and unrealized gains (losses) ...        (.54)             (.03)        .33         (.05)         .30
                                                    -------------------------------------------------------------------------------

Total from investment operations ..............        (.30)              .46         .85          .50          .77
                                                    -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.24)(2)          (.49)(2)    (.53)        (.54)        (.47)
 Net realized gains ...........................         --               (.01)       (.14)          --           --
                                                    -------------------------------------------------------------------------------

Total distributions ...........................        (.24)             (.50)       (.67)        (.54)        (.47)
                                                    -------------------------------------------------------------------------------
Net asset value, end of period ................     $ 10.03           $ 10.57     $ 10.61      $ 10.43      $ 10.47
                                                    ===============================================================================
Total return* .................................       (2.87%)            4.50%       8.35%        4.98%        7.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $44,774           $41,917     $25,899      $11,935      $ 3,110
Ratios to average net assets:
 Expenses .....................................        1.22%**           1.21%       1.21%        1.21%        1.22%**
 Net investment income ........................        4.60%**           4.61%       4.89%        5.22%        5.36%**
Portfolio turnover rate .......................       12.92%            11.11%      12.74%       22.24%        9.71%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

***  Based on average shares outstanding.

(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(2) Includes distributions in excess of net investment income in the amount of $.004.

(3) Includes distributions in excess of net investment income in the amount of $.005.


                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)



                                                                                                        PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                               AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.5%
   BONDS 98.8%
   Abington School, FGIC Insured, Pre-Refunded, 6.00%, 5/15/26 ...................................      $ 2,000,000      $ 2,147,800
   Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding,
    Series B, MBIA Insured, 5.00%, 1/01/19 .......................................................        6,000,000        5,498,220
   Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ..........................................        4,000,000        3,546,440
   Allegheny County Higher Education Building Authority, Duquesne University Project,
    AMBAC Insured, 5.00%, 3/01/21 ................................................................        1,000,000          913,880
   Allegheny County Hospital Development Authority Revenue,
    Allegheny General Hospital Project, Series A, MBIA Insured, 6.25%, 9/01/20 ...................       10,000,000        9,926,100
    Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26 .......        1,700,000        1,713,039
    Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 .............................        5,000,000        4,712,050
    Health Center, University of Pittsburgh Medical Center, Series B, MBIA Insured,
    5.00%, 7/01/16 ...............................................................................        4,000,000        3,707,400
    University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured,
    5.625%, 4/01/27 ..............................................................................       10,450,000       10,199,305
   Allegheny County IDAR,
    Environmental Improvement, Refunding, 6.10%, 1/15/18 .........................................        2,000,000        2,001,240
    Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .............................       10,000,000        8,973,100
    Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ..............................        7,530,000        6,853,580
    Kaufmann Medical Project, Refunding, Series A, MBIA Insured, 6.80%, 3/01/15 ..................        1,000,000        1,065,720
   Allegheny County RDAR, Home Improvement Loan, Refunding, Series A, 5.90%, 2/01/11 .............        1,555,000        1,563,133
   Allegheny County Residential Finance Authority Mortgage Revenue SFM,
    Series DD-1, GNMA Secured, 5.35%, 11/01/19 ...................................................          885,000          841,980
    Series DD-2, GNMA Secured, 5.40%, 11/01/29 ...................................................        2,000,000        1,873,020
   Allegheny County Residential Finance Authority Mortgage Revenue,
    Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured,
    6.35%, 10/01/36 ..............................................................................        1,950,000        1,993,154
    Lexington Home, Series E, 7.125%, 2/01/27 ....................................................        3,680,000        3,768,283
    MFMR, Series D, FHA Insured, 7.50%, 6/01/33 ..................................................        1,400,000        1,440,754
    Series J, GNMA Secured, 7.50%, 6/01/17 .......................................................        1,795,000        1,821,817
    Series K, GNMA Secured, 7.75%, 12/01/22 ......................................................        1,705,000        1,731,223
    SFMR, Series M, GNMA Secured, 7.90%, 6/01/11 .................................................          885,000          914,285
    SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .................................................          810,000          835,596
   Ambridge Area School District, Refunding, Series A, FGIC Insured, 5.25%, 11/01/16 .............        2,730,000        2,634,041
   Beaver County Hospital Authority Revenue, Beaver County Medical Center Inc.,
    AMBAC Insured, Pre-Refunded, 6.625%, 7/01/10 .................................................        5,000,000        5,398,900
   Beaver County IDA, PCR,
    Beaver Valley Project, Pennsylvania Power and Light, Refunding, Series A, 7.15%, 9/01/21 .....        4,400,000        4,599,892
    Ohio Edison Project, Series A, Pre-Refunded, 7.75%, 9/01/24 ..................................        6,475,000        6,604,500
   Bensalem Township, Refunding, FGIC Insured, 5.75%, 12/01/16 ...................................        3,000,000        3,123,720
   Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 ..........        4,000,000        4,422,600
   Bethlehem Area School District, MBIA Insured, Pre-Refunded, 6.00%, 3/01/16 ....................        4,000,000        4,288,120
   Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects,
    Series A, 6.60%, 3/01/19 .....................................................................        2,500,000        2,618,625
   Butler Area School District, Refunding, Series B, FGIC Insured, 5.00%, 10/01/26 ...............        5,000,000        4,513,400
   Butler County IDA, PCR, Witco Corp. Project, Refunding, 5.85%, 12/01/23 .......................        2,000,000        1,934,460
   Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding,
    Series B, Connie Lee Insured, Pre-Refunded,  6.375%, 7/01/18 .................................        3,500,000        3,746,435
   Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding,
    Series A, MBIA Insured, 5.80%, 11/01/20 ......................................................        5,000,000        5,070,900
   Chartiers Valley Industrial and Commercial Development Authority Revenue,
    First Mortgage, Asbury Place Project, Refunding,  6.50%, 2/01/36 .............................        4,250,000        4,431,178
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
    5.40%, 7/01/07 ...............................................................................        1,000,000          979,330
    5.55%, 7/01/09 ...............................................................................        2,365,000        2,308,879
    5.60%, 7/01/10 ...............................................................................          600,000          582,426
    5.75%, 7/01/12 ...............................................................................        1,795,000        1,728,675
    5.75%, 7/01/17 ...............................................................................          700,000          657,615
    5.625%, 7/01/21 ..............................................................................        1,500,000        1,360,860
   Cranberry Township Municipal Authority Water and Sewer Revenue, MBIA Insured,
    5.125%, 12/01/26 .............................................................................        1,450,000        1,337,118
   Dauphin County General Authority Health System Revenue, Pinnacle Health System
    Project, Refunding, MBIA Insured, 5.50%, 5/15/17 .............................................        4,280,000        4,222,477
   Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
    Refunding, Series A, MBIA Insured, 6.50%, 7/01/12 ............................................        4,500,000        4,746,465
    Series B, MBIA Insured, 6.25%, 7/01/16 .......................................................        5,000,000        5,199,550
   Dauphin County General Authority, Sub Series 0003, AMBAC Insured, 4.75%, 6/01/26 ..............        1,000,000        1,004,220
   Deer Lakes School District, Series A, FSA Insured, 5.00%, 1/15/23 .............................        1,000,000          912,560
   Delaware County Authority College Revenue, Eastern College, Series C, 5.625%, 10/01/28 ........        2,210,000        2,039,631



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                              AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Delaware County Authority Health Facility Revenue, Mercy Health Corp. Project, ETM,
    6.00%, 12/15/26 ............................................................................       $10,800,000       $11,383,740
   Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern,
    Series B, Pre-Refunded, 6.00%, 11/15/07 ....................................................         9,000,000         9,458,730
   Delaware County Authority Revenue, Elwyn Inc. Project, Pre-Refunded, 8.35%, 6/01/15 .........         2,000,000         2,106,100
   Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ........         5,000,000         5,284,350
   Delaware River Port Authority Pennsylvania and New Jersey Revenue, Series 1995,
    FGIC Insured, 5.50%, 1/01/26 ...............................................................         7,350,000         7,258,787
   Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
    AMBAC Insured, 5.60%, 7/01/17 ..............................................................         5,000,000         5,044,600
   Erie County Hospital Authority Revenue,
    Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 ..................         3,660,000         3,481,282
    St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 .................         7,000,000         7,317,170
   Erie-Western Pennsylvania Port Authority General Revenue,
    6.875%, 6/15/16 ............................................................................           920,000           972,937
    Pre-Refunded, 8.625%, 6/15/10 ..............................................................         1,850,000         1,955,191
   Exeter Township, Refunding, Series B, FGIC Insured, 5.30%, 7/15/21 ..........................         6,100,000         5,818,729
   Harrisburg Authority Revenue, Series I, MBIA Insured, 5.625%, 4/01/19 .......................         6,000,000         5,961,000
   Hazleton Area School District, Series B, FGIC Insured, 5.00%, 3/01/23 .......................         4,455,000         4,064,697
   Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital,
    5.50%, 7/01/27 .............................................................................         2,475,000         2,225,347
   Interboro School District GO, Delaware County, MBIA Insured, 5.375%, 8/15/22 ................         2,335,000         2,244,215
   Jeannette County Municipal Authority Sewer Revenue, Pre-Refunded, 7.00%, 7/01/17 ............         1,250,000         1,336,463
   Jeannette Health Service Authority Hospital Revenue, Jeannette District Memorial
    Hospital, Refunding, Series A, 6.00%, 11/01/18 .............................................           785,000           782,268
   Lancaster County Hospital Authority Revenue, Health Center, Masonic Homes Project,
    Refunding, AMBAC Insured, 5.00%, 11/15/20 ..................................................         1,600,000         1,453,920
   Lawrence County IDA, PCR, Pennsylvania Power Co., New Castle Project, Refunding,
    7.15%, 3/01/17 .............................................................................         5,595,000         5,851,307
   Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital
    Project, Refunding, 6.00%, 11/15/18 ........................................................         2,500,000         2,491,275
   Lehigh County General Purpose Authority Revenue,
    Good Shepard Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ............         5,500,000         5,096,300
    Hospital Lehigh Valley, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 .............         4,000,000         3,528,760
    Lehigh Valley Hospital Inc., Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ............         1,000,000         1,027,340
    Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 .........................         5,800,000         6,318,694
   Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
    Series A, MBIA Insured, 6.40%, 11/01/21 ....................................................         5,000,000         5,276,900
    Series A, MBIA Insured, 6.15%, 8/01/29 .....................................................         5,550,000         5,789,427
    Series B, MBIA Insured, 6.40%, 9/01/29 .....................................................        10,000,000        10,713,200
   Lower Providence Township Sewer Authority Revenue, Refunding, MBIA Insured,
    5.25%, 5/01/14 .............................................................................         2,000,000         1,946,040
   Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding,
    Series A, AMBAC Insured,
    7.00%, 12/01/17 ............................................................................         5,000,000         5,520,800
    6.05%, 1/01/19 .............................................................................         4,750,000         4,801,680
   Meadville GO, Series A, AMBAC Insured, 5.25%, 10/01/25 ......................................         2,285,000         2,143,216
   Montgomery County GO, Refunding, Series B, 5.375%, 10/15/21 .................................         3,400,000         3,282,530
   Montgomery County Higher Education and Health Authority Revenue,
    Holy Redeemer Hospital, Series A, AMBAC Insured, Pre-Refunded, 7.625%, 2/01/20 .............         2,375,000         2,413,285
    Jeanes Health System Project, Pre-Refunded, 8.75%, 7/01/20 .................................         5,000,000         5,301,850
    Pottstown Memorial Medical Center Project, Pre-Refunded, 7.35%, 11/15/05 ...................         1,315,000         1,427,393
    St. Joseph's University, Refunding, Connie Lee Insured, 6.50%, 12/15/22 ....................         1,750,000         1,868,615
   Montgomery County IDA, Retirement Community Revenue,
    Act Retirement-Life Communities, 5.25%, 11/15/28 ...........................................         5,000,000         4,368,250
    Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 ......................         4,850,000         4,720,845
    Adult Community Total Services, Series B, 5.75%, 11/15/17 ..................................         3,000,000         2,927,040
   Montgomery County IDAR,
    Hill School Project, MBIA Insured, 5.35%, 8/15/27 ..........................................         9,000,000         8,490,060
    PCR, Philadelphia Electric Co., Refunding, Series A, 7.60%, 4/01/21 ........................         2,530,000         2,682,433
    PCR, Philadelphia Electric Co., Series B, MBIA Insured, 6.70%, 12/01/21 ....................         5,000,000         5,302,500
    Resource Recovery, 7.50%, 1/01/12 ..........................................................        10,000,000        10,335,800
   Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
    5.70%, 12/01/13 ............................................................................         1,205,000         1,149,510
    5.75%, 12/01/17 ............................................................................           500,000           469,855
    5.75%, 12/01/27 ............................................................................         1,600,000         1,466,688
   Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 ....................         1,000,000         1,110,740
   New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 .....         2,250,000         2,014,943
   North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding,
    Series A, MBIA Insured, 6.10%, 7/15/21 .....................................................         6,100,000         6,275,802


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                              AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Northeastern Pennsylvania Hospital and Educational Authority Revenue,
    Kings College Project, Refunding, Series B, 6.00%, 7/15/11 .................................       $ 1,000,000       $ 1,003,830
    Kings College Project, Refunding, Series B, 6.00%, 7/15/18 .................................         1,000,000         1,000,400
    Wilkes University, Refunding, 6.125%, 10/01/11 .............................................         5,000,000         4,999,900
   Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 .......         5,000,000         5,352,150
   Pennsylvania Economic Development Financing Authority, Solid Waste Disposal
    Revenue, USG Corp. Project, 6.00%, 6/01/31 .................................................        10,650,000        10,283,108
   Pennsylvania EDA,
    Financing Authority Revenue, Macmillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 ..........         3,000,000         3,480,540
    Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ...........         5,000,000         5,445,250
   Pennsylvania HFA,
    Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 ....................................        10,000,000        10,077,800
    SFM, Refunding, Series Y, 7.45%, 4/01/16 ...................................................         2,115,000         2,159,182
    SFM, Series 29, 7.375%, 10/01/16 ...........................................................         2,530,000         2,612,023
    SFM, Series 30, 7.30%, 10/01/17 ............................................................         1,505,000         1,561,994
    SFM, Series 34-A, 6.85%, 4/01/16 ...........................................................         3,000,000         3,117,570
    SFM, Series 34-B, 7.00%, 4/01/24 ...........................................................         6,000,000         6,207,660
    SFM, Series 38, 6.125%, 10/01/24 ...........................................................         4,535,000         4,611,914
    SFM, Series 1991, 7.15%, 4/01/15 ...........................................................         4,370,000         4,529,243
 (b)SFM, Series 67A, 5.85%, 10/01/18 ...........................................................         5,000,000         5,007,000
    SFM, Series W, Pre-Refunded, 7.80%, 10/01/20 ...............................................         1,965,000         2,010,333
    SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ..............................................         1,500,000         1,523,880
   Pennsylvania Infrastructure Investment Authority Revenue, Pennvest Loan Pool Program,
    MBIA Insured, 5.625%,
    9/01/13 ....................................................................................         6,010,000         6,126,774
    9/01/14 ....................................................................................         2,870,000         2,911,443
   Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue,
    Philadelphia Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ...................         6,000,000         6,716,940
    Refunding, FGIC Insured, 5.00%, 6/15/21 ....................................................        10,000,000         9,132,100
   Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program,
    Refunding, 6.60%, 11/01/09 .................................................................        12,565,000        13,569,572
   Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
    Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
    5.875%, 11/15/21 ...........................................................................        17,000,000        16,528,250
    University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 ............        10,000,000         9,470,400
   Pennsylvania State Higher Educational Facilities Authority Revenue,
    Allegheny College Project, Refunding, Series B, 6.125%, 11/01/13 ...........................         1,000,000         1,021,730
    Allegheny College Project, Series B, Pre-Refunded, 6.00%, 11/01/22 .........................         3,140,000         3,371,355
    Allegheny College, Refunding, Series A, MBIA Insured, 5.00%, 11/01/22 ......................         3,300,000         2,981,187
    Drexel University, Refunding, 6.375%, 5/01/17 ..............................................         5,220,000         5,485,698
    Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 .................................         4,385,000         4,397,497
    Geneva College, 5.45%, 4/01/18 .............................................................         2,360,000         2,171,082
    La Salle University, MBIA Insured, 5.25%, 5/01/23 ..........................................         1,500,000         1,407,240
    La Salle University, Refunding, MBIA Insured, 5.625%, 5/01/17 ..............................         4,000,000         4,006,440
    Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ...............................         3,040,000         3,148,893
    State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ...................         3,000,000         3,023,100
    State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ....................         3,140,000         2,834,478
    State Systems of Higher Education, Series O, AMBAC Insured, 5.125%, 6/15/24 ................         1,990,000         1,833,984
    Temple University, 7.40%, 10/01/10 .........................................................            30,000            30,309
    Thomas Jefferson University, AMBAC Insured, 5.00%, 7/01/19 .................................         3,000,000         2,758,920
    University of Pennsylvania, 5.50%, 7/15/38 .................................................        10,000,000         9,627,500
   Pennsylvania State IDAR, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ....................         4,250,000         4,480,138
   Pennsylvania State University, Series A, 5.00%, 8/15/22 .....................................         1,000,000           896,840
   Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
    6.10%, 6/15/25 .............................................................................         5,000,000         5,181,000
   Philadelphia Gas Works Revenue,
    1st Series A, FSA Insured, 5.00%, 7/01/26 ..................................................         6,000,000         5,357,880
    2nd Series, FSA Insured, 5.00%, 7/01/29 ....................................................        10,000,000         8,896,300
    12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 ...........................................         1,000,000         1,143,420
    14th Series A, Pre-Refunded, 6.375%, 7/01/26 ...............................................         3,360,000         3,644,357
    Refunding, 14th Series, 6.375%, 7/01/26 ....................................................         6,740,000         7,053,949
   Philadelphia GO, FSA Insured, 5.00%, 3/15/28 ................................................        10,000,000         8,992,800
   Philadelphia Hospitals and Higher Education Facilities Authority Revenue,
    Albert Einstein Medical Center, Pre-Refunded, 7.30%, 10/01/08 ..............................         5,225,000         5,642,948
    Temple University Hospital, 5.875%, 11/15/23 ...............................................         5,000,000         4,626,650



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                        PRINCIPAL
 FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
    Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 .....................................     $  2,465,000     $  2,188,698
    Children's Seashore House, Series A, 7.00%, 8/15/17 ..........................................        1,000,000        1,064,940
    Children's Seashore House, Series B, 7.00%, 8/15/22 ..........................................        2,600,000        2,768,116
    Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 ............................................        2,500,000        2,651,325
   Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 ..........        2,000,000        2,064,980
   Philadelphia Parking Authority Parking Revenue,
    Airport, FSA Insured, 5.25%, 9/01/29 .........................................................       12,000,000       11,050,920
    Airport, Refunding, AMBAC Insured, 5.50%, 9/01/18 ............................................        1,000,000          987,240
    Series A, AMBAC Insured, 5.25%, 2/15/29 ......................................................        6,000,000        5,528,580
   Philadelphia RDA, Home Improvement Loan Revenue,
    Series A, FHA Insured, 7.375%, 6/01/03 .......................................................           40,000           40,400
    Series B, FHA Insured, 6.10%, 6/01/17 ........................................................          600,000          608,850
   Philadelphia School District GO, Series B, AMBAC Insured,
    5.50%, 9/01/15 ...............................................................................        3,785,000        3,809,300
    5.375%, 4/01/22 ..............................................................................        2,995,000        2,879,452
   Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..........................        6,840,000        7,479,540
   Philadelphia Water and Wastewater Revenue, Refunding, 5.75%, 6/15/13 ..........................       10,000,000        9,980,200
   Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District
     Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ....................................................       11,610,000       10,597,723
   Pittsburgh Urban RDA,
    Mortgage Revenue, Series A, 7.15%, 10/01/27 ..................................................          840,000          874,751
    Mortgage Revenue, Series A, FNMA Insured, 5.25%, 10/01/29 ....................................        3,345,000        3,071,144
 (b)Mortgage Revenue, Series C, FNMA Insured, GNMA Secured, 5.70%, 4/01/30 .......................        1,525,000        1,473,591
    Mortgage Revenue, Series D, 6.25%, 10/01/17 ..................................................        1,695,000        1,763,291
    Oliver Garage Project, FGIC Insured, 5.45%, 6/01/28 ..........................................        3,500,000        3,391,080
    SFMR, Series B, GNMA Secured, 7.375%, 12/01/16 ...............................................        1,770,000        1,796,372
   Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%,
     9/01/14 .....................................................................................        1,250,000        1,446,312
   Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%,
     1/01/10 .....................................................................................       16,350,000       16,381,555
   Schuylkill County RDA, Lease Revenue, Series A, FGIC Insured, 7.125%, 6/01/13 .................        1,500,000        1,586,460
   South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
     Series A, MBIA Insured, 5.75%, 7/01/26 ......................................................       10,000,000        9,985,500
   Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%,
     3/01/22 .....................................................................................        7,000,000        6,696,480
   State Public School Building Authority Revenue,
   Cornell School District Project, Refunding, Series B, MBIA Insured, 5.375%, 9/01/12 ...........        2,165,000        2,159,976
     Shenandoah Valley School District Project, Refunding, AMBAC Insured, 7.375%, 9/15/10 ........        1,000,000        1,020,920
   University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured, 5.00%,
     6/01/21 .....................................................................................       10,000,000        9,132,900
   Upper St. Clair Township School District GO, Refunding, 5.20%, 7/15/27 ........................        5,000,000        4,652,650
   Westtown Township Sewer Revenue, FSA Insured, 5.25%, 12/15/27 .................................        3,270,000        3,059,870
   Wilkes Barre Area School District GO,
    FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 ..................................................        3,000,000        3,255,510
    Refunding, FGIC Insured, 5.25%, 4/01/16 ......................................................        1,385,000        1,337,370
                                                                                                                        ------------
   TOTAL BONDS ...................................................................................                       743,011,247
                                                                                                                        ------------
(d)ZERO COUPON BONDS .7%
   Pennsylvania HFA,
    SFM, Series 63A, 4/01/30 .....................................................................       11,000,000        1,783,100
    SFMR, Series 64, 4/01/30 .....................................................................        6,000,000        3,219,840
                                                                                                                        ------------
   TOTAL ZERO COUPON BONDS .......................................................................                         5,002,940
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $742,244,661) 99.5% ...................................................                       748,014,187
   OTHER ASSETS, LESS LIABILITIES .5% ............................................................                         3,861,530
                                                                                                                        ------------
   NET ASSETS 100.0% .............................................................................                      $751,875,717
                                                                                                                        ============

See glossary of terms on page 110.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(d) Zero coupon/step-up bonds. The current effective yield may vary. The original accretion rate will remain constant.

                    See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PUERTO RICO TAX-FREE INCOME FUND

                                                 SIX MONTHS ENDED               YEAR ENDED FEBRUARY 28,
                                                  AUGUST 31, 1999  --------------------------------------------------
CLASS A                                           (UNAUDITED)***     1999       1998      1997       1996(1)    1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  11.88      $  11.86    $  11.51   $  11.59   $  11.31   S 11.83
                                                    ------------------------------------------------------------------
Income from investment operations:
 Net investment income ........................          .29           .60         .62        .65        .66       .67
 Net realized and unrealized gains (losses) ...         (.49)          .06         .36        .02        .30      (.50)
                                                    ------------------------------------------------------------------
Total from investment operations ..............         (.20)          .66         .98        .67        .96       .17
                                                    ------------------------------------------------------------------
Less distributions from:
 Net investment income ........................         (.29)(2)      (.60)(3)    (.62)      (.65)(3)   (.67)(2)  (.69)
 Net realized gains ...........................         (.02)         (.04)       (.01)      (.10)      (.01)     --
                                                    ------------------------------------------------------------------
Total distributions ...........................         (.31)         (.64)       (.63)      (.75)      (.68)     (.69)
                                                    ------------------------------------------------------------------
Net asset value, end of period ................     $  11.37      $  11.88    $  11.86   $  11.51   $  11.59   $ 11.31
                                                    ==================================================================

Total return* .................................        (1.74%)        5.68%       8.78%      6.03%      8.68%     1.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $211,036      $218,753    $210,325   $192,525   $190,577  $176,888
Ratios to average net assets:
 Expenses .....................................          .76%**        .74%        .75%       .73%       .74%      .73%
 Net investment income ........................         4.98%**       4.98%       5.35%      5.62%      5.71%     5.95%
Portfolio turnover rate .......................         6.14%        20.19%       7.94%     21.09%     27.99%    18.30%

CLASS C
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........     $  11.89      $  11.87    $  11.53   $  11.62   $  11.32
                                                    ---------------------------------------------------------
Income from investment operations:
 Net investment income ........................         .26           .53          .56        .58        .50
 Net realized and unrealized gains (losses) ...        (.48)          .06          .34        .02        .30
                                                    ---------------------------------------------------------
Total from investment operations ..............        (.22)          .59          .90        .60        .80
                                                    ---------------------------------------------------------
Less distributions from:
 Net investment income ........................        (.26)(2)      (.53)(4)     (.55)      (.59)      (.49)
 Net realized gains ...........................        (.02)         (.04)        (.01)      (.10)      (.01)
                                                    ---------------------------------------------------------
Total distributions ...........................        (.28)         (.57)        (.56)      (.69)      (.50)
                                                    ---------------------------------------------------------
Net asset value, end of period ................     $ 11.39       $ 11.89     $  11.87   $   11.53  $  11.62
                                                    =========================================================
Total return* .................................       (1.94%)        5.09%        8.07%      5.33%      7.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............     $ 8,002       $ 7,050     $  3,615   $  1,679   $    533
Ratios to average net assets:
 Expenses .....................................        1.32%**       1.30%        1.31%      1.30%      1.32%**
 Net investment income ........................        4.42%**       4.43%        4.78%      5.04%      5.16%**
Portfolio turnover rate .......................        6.14%        20.19%        7.94%     21.09%     27.99%

* Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**   Annualized

***  Based on average shares outstanding.

(1)  For the period May 1, 1995 (effective date) to February 29, 1996 for Class
     C.

(2) Includes distributions in excess of net investment income in the amount of $.001.

(3) Includes distributions in excess of net investment income in the amount of $.006.

(4) Includes distributions in excess of net investment income in the amount of $.004.


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)



                                                                                                         PRINCIPAL
 FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                                 AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.0%
   Guam Airport Authority Revenue, Series B,
    6.60%, 10/01/10 ..............................................................................       $1,675,000       $1,778,348
    6.70%, 10/01/23 ..............................................................................        5,800,000        6,170,098
   Guam Government GO, Series A,
    5.90%, 9/01/05 ...............................................................................        4,575,000        4,603,045
    6.00%, 9/01/06 ...............................................................................        1,085,000        1,091,543
   Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA
    Insured, 6.30%, 5/01/12 ......................................................................        5,590,000        5,899,574
   Guam Housing Corp. SFR, MBS, Mortgage Guaranteed, Series A, 5.35%, 9/01/18 ....................        5,000,000        4,787,350
   Guam Power Authority Revenue,
    Refunding, Series A, 5.25%, 10/01/34 .........................................................        6,065,000        5,434,240
    Series A, Pre-Refunded, 6.30%, 10/01/22 ......................................................        6,190,000        6,657,283
    Series A, Pre-Refunded, 6.75%, 10/01/24 ......................................................        2,680,000        2,996,240
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
    Series A, 6.85%, 3/15/28 .....................................................................        6,905,000        7,080,318
   Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.40%, 7/01/11 .................................................................        2,000,000        2,198,280
    Refunding, MBIA Insured, 5.75%, 7/01/24 ......................................................        2,000,000        2,036,380
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series Q, Pre-Refunded, 7.75%, 7/01/10 .......................................................          350,000          368,750
    Series Y, Pre-Refunded, 6.00%, 7/01/22 .......................................................        8,000,000        8,688,240
   Puerto Rico Commonwealth IDC, General Purpose Revenue, Series B, 5.375%, 7/01/16 ..............        5,000,000        4,867,400
   Puerto Rico Commonwealth Infrastructure Financing Authority
    Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...............................................................................          580,000          586,525
    7.75%, 7/01/08 ...............................................................................          300,000          304,530
    7.50%, 7/01/09 ...............................................................................          660,000          668,389
   Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
    Refunding, 7.875%, 10/01/04 ..................................................................        3,350,000        3,424,973
   Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 ..........................................................          700,000          737,534
    Series DD, 5.00%, 7/01/28 ....................................................................          930,000          827,514
    Series P, Pre-Refunded, 7.00%, 7/01/11 .......................................................          615,000          658,376
    Series P, Pre-Refunded, 7.00%, 7/01/21 .......................................................        1,000,000        1,070,530
    Series T, Pre-Refunded, 6.375%, 7/01/24 ......................................................        5,000,000        5,487,600
    Series X, Pre-Refunded, 6.125%, 7/01/21 ......................................................        7,225,000        7,885,221
   Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...................................................        1,470,000        1,511,160
    MF, Portfolio A, Series I, 7.50%, 10/01/15 ...................................................          420,000          431,760
    Sixth Portfolio, Section 8 Assisted, FHA Mortgage Insured, Pre-Refunded, 7.75%, 12/01/26 .....        2,060,000        2,418,399
   Puerto Rico HFC, SFMR, Portfolio No. 1, Series C, GNMA Secured, 6.85%, 10/15/23 ...............        2,320,000        2,411,130
   Puerto Rico Housing Bank and Financing Authority SFMR,
    Affordable Housing Mortgage, First Portfolio, 6.25%, 4/01/29 .................................        2,075,000        2,143,164
    Homeownership Fifth Portfolio, Pre-Refunded, 7.50%, 12/01/15 .................................          955,000          981,893
   Puerto Rico Industrial Medical and Environmental PCFA Revenue,
    6.45%, 12/01/25 ..............................................................................        2,000,000        2,075,460
    PepsiCo Inc. Project, 6.25%, 11/15/13 ........................................................          900,000          959,184
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities,
    Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/19 .........................        2,000,000        1,883,880
    Ana G. Mendez University Systems Project, Refunding, 5.375%, 2/01/29 .........................        4,000,000        3,692,520
    Inter American University, Series A, MBIA Insured, 5.00%, 10/01/22 ...........................        5,500,000        5,061,870
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control
    Facilities Financing Authority Hospital Revenue,
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ............................          500,000          516,320
    Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ...........................        2,500,000        2,531,850
    Hospital Auxilio Mutuo Obligation, MBIA Insured, 5.50%, 7/01/17 ..............................        2,750,000        2,768,453
    Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ....................        8,445,000        8,988,942
    Mennonite General Hospital Project, 5.625%, 7/01/17 ..........................................          915,000          869,982
    Mennonite General Hospital Project, 6.50%, 7/01/26 ...........................................        5,000,000        5,200,150
    Mennonite General Hospital Project, 5.625%, 7/01/27 ..........................................        2,000,000        1,848,240
    Refunding, San Lucas and Cristo Project, Series A, 5.75%, 6/01/19 ............................        3,000,000        2,853,690


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED) (CONT.)



                                                                                                       PRINCIPAL
 FRANKLIN PUERTO RICO TAX-FREE INCOME FUND                                                               AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue,
    Fuaynabo Warehouse, Series A., 5.20%, 7/01/24 ..............................................      $  4,120,000      $  3,726,375
    Guaynabo Municipal Government, 5.625%, 7/01/15 .............................................         6,550,000         6,405,245
    Guaynabo Municipal Government, 5.625%, 7/01/22 .............................................         3,160,000         3,055,309
    Teacher's Retirement System Revenue, 5.50%, 7/01/16 ........................................         3,175,000         3,147,251
    Teacher's Retirement System Revenue, Series B, 5.50%, 7/01/21 ..............................         6,585,000         6,429,133
   Puerto Rico Municipal Finance Agency GO, Series A, 6.50%, 7/01/19 ...........................         2,000,000         2,149,840
   Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, 5.75%, 7/01/22 .....         1,000,000         1,022,660
   Puerto Rico Port Authority Revenue,
    Series D, FGIC Insured, 6.00%, 7/01/21 .....................................................         1,250,000         1,262,125
    Special Facilities, American Airlines, Series A, 6.30%, 6/01/23 ............................         5,500,000         5,656,420
    Special Facilities, American Airlines, Series A, 6.25%, 6/01/26 ............................         1,900,000         1,956,468
   Puerto Rico Telephone Authority Revenue,
    Series L, Pre-Refunded, 6.125%, 1/01/22 ....................................................         6,450,000         6,777,789
    Series N, Pre-Refunded, 5.50%, 1/01/13 .....................................................           300,000           314,652
    Series N, Pre-Refunded, 5.50%, 1/01/22 .....................................................         2,375,000         2,490,995
   University of Puerto Rico Revenues, Series M, MBIA Insured,
    5.50%, 6/01/15 .............................................................................         4,000,000         4,055,000
    5.25%, 6/01/25 .............................................................................         6,145,000         5,885,312
   Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
    6.45%, 3/01/16 .............................................................................           365,000           376,348
    6.50%, 3/01/25 .............................................................................           865,000           891,850
   Virgin Islands PFA Revenue,
    Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .........................         3,000,000         2,873,460
    Senior Lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .........................         3,000,000         2,849,610
    Senior Lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ........................         3,000,000         2,879,160
   Virgin Islands Water and Power Authority Electric System Revenue,
    Refunding, 5.30%, 7/01/18 ..................................................................         1,700,000         1,588,480
    Refunding, 5.30%, 7/01/21 ..................................................................         1,000,000           924,490
    Series A, Pre-Refunded, 7.40%, 7/01/11 .....................................................         4,905,000         5,209,895
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    5.25%, 7/01/12 .............................................................................         4,000,000         3,686,760
    5.50%, 7/01/17 .............................................................................         4,000,000         3,620,076
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $209,404,604) .............................................                         214,691,031
                                                                                                                        ------------
(a)SHORT TERM INVESTMENTS .6%
   Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured,
    Weekly VRDN and Put, 2.85%, 12/01/15 .......................................................         1,200,000         1,200,000
   Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 2.90%, 7/01/28 ...............................           200,000           200,000
                                                                                                                        ------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) ..............................................                           1,400,000
   TOTAL INVESTMENTS (COST $210,804,604) 98.6% .................................................                         216,091,031
   OTHER ASSETS, LESS LIABILITIES 1.4% .........................................................                           2,947,450
                                                                                                                        ------------
   NET ASSETS 100.0% ...........................................................................                        $219,038,481
                                                                                                                        ============

See glossary of terms on page 110.



(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                      See notes to financial statements.


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, AUGUST 31, 1999 (UNAUDITED)


GLOSSARY OF TERMS
-----------------------------------------------------------------------------------------------------------------------------------
1915 Act  -   Improvement Bond Act of 1915
ABAG      -   The Association of Bay Area Governments
AD        -   Assessment District
AMBAC     -   American Municipal Bond Assurance Corp.
BIG       -   Bond Investors Guaranty Insurance Co. (acquired by MBIA in 1989 and no longer does business under this name).
CDA       -   Community Development Authority/Agency
CDD       -   Community Development District
CFD       -   Community Facilities District
COP       -   Certificate of Participation
CRDA      -   Community Redevelopment Authority/Agency
DATES     -   Demand Adjustable Tax-Exempt Securities
EDA       -   Economic Development Authority
EDC       -   Economic Development Corp.
EDR       -   Economic Development Revenue
ETM       -   Escrow to Maturity
FGIC      -   Financial Guaranty Insurance Co.
FHA       -   Federal Housing Authority/Agency
FI/GML    -   Federally Insured or Guaranteed Mortgage Loans
FNMA      -   Federal National Mortgage Association
FSA       -   Financial Security Assistance (some of the securities shown as FSA Insured were originally issued by Capital
              Guaranty Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GNMA      -   Government National Mortgage Association
GO        -   General Obligation
HDA       -   Housing Development Authority/Agency
HFA       -   Housing Finance Authority/Agency
HFAR      -   Housing Finance Authority/Agency Revenue
HFC       -   Housing Finance Corp.
ID        -   Improvement District
IDA       -   Industrial Development Authority/Agency
IDAR      -   Industrial Development Authority/Agency Revenue
IDB       -   Industrial Development Board
IDBR      -   Industrial Development Board Revenue
IDC       -   Industrial Development Corp.
IDR       -   Industrial Development Revenue
IPC       -   Industrial Pollution Control
ISD       -   Independent School District
LLC       -   Limited Liability Corporation
LP        -   Limited Partnership
MAC       -   Municipal Assistance Corporation
MBIA      -   Municipal Bond Investors Assurance Corp.
MBS       -   Mortgage Backed Securities
MF        -   Multi-Family
MFHR      -   Multi-Family Housing Revenue
MFMR      -   Multi-Family Mortgage Revenue
MFR       -   Multi-Family Revenue
PBA       -   Public Building Authority
PCC       -   Pollution Control Corporation
PCFA      -   Pollution Control Financing Authority
PCR       -   Pollution Control Revenue
PFA       -   Public Financing Authority
PUD       -   Public Utility District
RDA       -   Redevelopment Authority/Agency
RDAR      -   Redevelopment Authority/Agency Revenue
SF        -   Single Family
SFM       -   Single Family Mortgage
SFMR      -   Single Family Mortgage Revenue
SFR       -   Single Family Revenue
UHSD      -   Unified High School District
USD       -   Unified School District


FRANKLIN TAX-FREE TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
AUGUST 31, 1999 (UNAUDITED)

                                                                   FRANKLIN       FRANKLIN         FRANKLIN        FRANKLIN FEDERAL
                                                                    ARIZONA       COLORADO        CONNECTICUT        INTERMEDIATE-
                                                                    TAX-FREE      TAX-FREE          TAX-FREE         TERM TAX FREE
                                                                  INCOME FUND    INCOME FUND       INCOME FUND        INCOME FUND
                                                                 ------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................     $851,195,085    $305,514,568     $260,569,138       $192,966,527
                                                                  =================================================================
  Value .....................................................      861,569,433     306,977,800      262,300,172        192,846,793
 Cash .......................................................       36,662,937          74,929           94,822             40,563
 Receivables:
  Investment securities sold ................................               --              --       13,276,238                 --
  Capital shares sold .......................................          636,725       1,462,199          159,476            777,475
  Interest ..................................................       10,609,960       5,020,259        3,704,099          2,567,838
                                                                  ----------------------------------------------------------------
    Total assets ............................................      909,479,055     313,535,187      279,534,807        196,232,669
                                                                  ----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................       48,821,700         995,778       12,502,330         12,474,834
  Capital shares redeemed ...................................        1,386,642         261,900          370,835          1,219,555
  Affiliates ................................................          520,432         214,592          198,152            110,596
  Shareholders ..............................................            7,365           2,387            4,518                830
 Distributions to shareholders ..............................        1,628,748         577,431          429,742            308,728
 Other liabilities ..........................................           74,961          33,973            7,833             61,130
                                                                  ----------------------------------------------------------------
    Total liabilities .......................................       52,439,848       2,086,061       13,513,410         14,175,673
                                                                  ----------------------------------------------------------------
      Net assets, at value ..................................     $857,039,207    $311,449,126     $266,021,397       $182,056,996
                                                                  =================================================================
Net assets consist of:
 Undistributed net investment income ........................     $         --    $         --     $         --       $     48,336
 Accumulated distributions in excess of net
    investment income .......................................       (1,175,788)       (242,731)        (259,060)                --
 Net unrealized appreciation (depreciation) .................       10,374,348       1,463,232        1,731,034           (119,734)
 Accumulated net realized loss ..............................       (4,205,319)       (237,137)      (5,434,133)        (1,180,744)
 Capital shares .............................................      852,045,966     310,465,762      269,983,556        183,309,138
                                                                  ----------------------------------------------------------------
      Net assets, at value ..................................     $857,039,207    $311,449,126     $266,021,397       $182,056,996
                                                                  ================================================================

CLASS A:
 Net assets, at value .......................................     $832,231,128    $288,951,992     $239,180,146       $182,056,996
                                                                  ================================================================
 Shares outstanding .........................................       77,147,383      25,345,237       22,471,651         16,747,073
                                                                  ================================================================
 Net asset value per share* .................................     $      10.79    $      11.40     $      10.64       $      10.87
                                                                  ================================================================
 Maximum offering price per share (net asset value
   per share divided by 95.75%) .............................     $      11.27    $      11.91     $      11.11       $      11.12**
                                                                  ================================================================
CLASS C:
 Net assets, at value .......................................     $ 24,808,079    $ 22,497,134     $ 26,841,251                 --
                                                                  ================================================================
 Shares outstanding .........................................        2,284,706       1,963,038        2,513,847                 --
                                                                  ================================================================
 Net asset value per share* .................................     $      10.86    $      11.46     $      10.68                 --
                                                                  ================================================================
 Maximum offering price per share (net asset value
   per share divided by 99%) ................................     $      10.97    $      11.58     $      10.79                 --
                                                                  ================================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

** The maximum offering price for Franklin Federal Intermediate-Term Tax-Free Income Fund is calculated at $10.87 divided by 97.75%.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 1999 (UNAUDITED)

                                                              FRANKLIN            FRANKLIN          FRANKLIN          FRANKLIN
                                                             HIGH-YIELD          NEW JERSEY          OREGON         PENNSYLVANIA
                                                              TAX-FREE            TAX-FREE         TAX-FREE           TAX-FREE
                                                             INCOME FUND         INCOME FUND      INCOME FUND       INCOME FUND
                                                           ------------------------------------------------------------------------
Assets:
 Investments in securities:
   Cost ..............................................     $ 6,356,224,371    $   709,621,163   $   521,553,136   $   742,244,661
                                                           ========================================================================
   Value .............................................       6,405,994,768        722,197,489       522,089,060       748,014,187
 Cash ................................................           1,392,961          1,920,018                --           341,094
 Receivables:
  Investment securities sold .........................                  --          4,864,906         3,788,579              --
  Capital shares sold ................................          10,780,484          1,607,898           292,311           898,041
  Interest ...........................................         116,321,034          9,811,557         7,138,935        12,639,999
                                                           ------------------------------------------------------------------------
    Total assets .....................................       6,534,489,247        740,401,868       533,308,885       761,893,321
                                                           ------------------------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased ...................          83,014,924          8,210,391        22,408,648         6,572,099
   Capital shares redeemed ...........................          12,422,193            696,369           832,328         1,422,014
   Affiliates ........................................           4,006,002            501,857           338,769           506,669
   Shareholders ......................................              89,577              8,498             5,623            12,013
 Distributions to shareholders .......................          11,674,134          1,189,538           809,937         1,425,815
 Other liabilities ...................................             379,311             85,665            51,367            78,994
                                                           ------------------------------------------------------------------------
    Total liabilities ................................         111,586,141         10,692,318        24,446,672        10,017,604
                                                           ------------------------------------------------------------------------
      Net assets, at value ...........................     $ 6,422,903,106    $   729,709,550   $   508,862,213   $   751,875,717
                                                           ========================================================================
Net assets consist of:
 Undistributed net investment income .................     $          --      $          --     $       447,937   $          --
 Accumulated distributions in excess of net
   investment income .................................          (6,603,653)          (439,145)             --          (1,179,813)
 Net unrealized appreciation .........................          49,770,397         12,576,326           535,925         5,769,526
 Accumulated net realized loss .......................          (1,599,033)          (681,296)          (87,629)         (302,857)
 Capital shares ......................................       6,381,335,395        718,253,665       507,965,980       747,588,861
                                                           ----------------------------------------------------------------------
      Net assets, at value ...........................     $ 6,422,903,106    $   729,709,550   $   508,862,213   $   751,875,717
                                                           ========================================================================
CLASS A:
 Net assets, at value ................................     $ 5,719,162,790    $   677,939,267   $   471,951,440   $707,101,932
                                                           ========================================================================
 Shares outstanding ..................................         519,949,609         59,429,031        42,020,964        70,885,795
                                                           ========================================================================
 Net asset value per share* ..........................     $         11.00    $         11.41   $         11.23   $          9.98
                                                           ========================================================================
 Maximum offering price per share (net asset value
   per share / 95.75%) ...............................     $         11.49    $         11.92   $         11.73   $         10.42
                                                           ========================================================================
CLASS B:
 Net assets, at value ................................     $    72,071,370                 --                --                --
                                                           ========================================================================
 Shares outstanding ..................................           6,529,532                 --                --                --
                                                           ========================================================================
 Net asset value and maximum offering price
 per share* ..........................................    $         11.04                 --                --                --
                                                           ========================================================================
CLASS C:
 Net assets, at value ................................     $   631,668,946    $    51,770,283   $    36,910,773   $    44,773,785
                                                           ========================================================================
 Shares outstanding ..................................          57,035,604          4,514,135         3,264,632         4,465,635
                                                           ========================================================================
 Net asset value per share* ..........................     $         11.07    $         11.47   $         11.31   $         10.03
                                                           ========================================================================
 Maximum offering price per share (net asset value
   per share / 99.00%) ...............................     $         11.18    $         11.59   $         11.42   $         10.13
                                                           ========================================================================

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.



FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
AUGUST 31, 1999 (UNAUDITED)

                                                                                                                       FRANKLIN
                                                                                                                      PUERTO RICO
                                                                                                                       TAX-FREE
                                                                                                                      INCOME FUND
Assets:
 Investments in securities:
   Cost ...............................................................................................               $ 210,804,604
                                                                                                                      =============

   Value ..............................................................................................                 216,091,031
 Cash .................................................................................................                       8,219
 Receivables:
   Capital shares sold ................................................................................                     283,514
   Interest ...........................................................................................                   3,351,834
                                                                                                                      -------------
     Total assets .....................................................................................                 219,734,598
                                                                                                                      -------------
Liabilities:
 Payables:
   Capital shares redeemed ............................................................................                     122,948
   Affiliates .........................................................................................                     161,120
   Shareholders .......................................................................................                       3,187
 Distributions to shareholders ........................................................................                     392,874
 Other liabilities ....................................................................................                      15,988
                                                                                                                      -------------
     Total liabilities ................................................................................                     696,117
                                                                                                                      -------------
       Net assets, at value ...........................................................................               $ 219,038,481
                                                                                                                      =============

Net assets consist of:
 Accumulated distributions in excess of net investment income .........................................                    (176,294)
 Net unrealized appreciation ..........................................................................                   5,286,427
 Accumulated net realized gain ........................................................................                     517,294
 Capital shares .......................................................................................                 213,411,054
                                                                                                                      -------------
       Net assets, at value ...........................................................................               $ 219,038,481
                                                                                                                      =============

CLASS A:
 Net assets, at value .................................................................................               $ 211,036,024
                                                                                                                      =============

 Shares outstanding ...................................................................................                  18,554,661
                                                                                                                      =============
 Net asset value per share* ...........................................................................               $       11.37
                                                                                                                      =============
 Maximum offering price per share (net asset value per share / 95.75%) ................................               $       11.87
                                                                                                                      =============
CLASS C:
 Net assets, at value .................................................................................               $   8,002,457
                                                                                                                      =============
 Shares outstanding ...................................................................................                     702,550
                                                                                                                      =============
 Net asset value per share* ...........................................................................               $       11.39
                                                                                                                      =============
 Maximum offering price per share (net asset value per share / 99.00%) ................................               $       11.51
                                                                                                                      =============

* Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                                   FRANKLIN         FRANKLIN        FRANKLIN        FRANKLIN FEDERAL
                                                                    ARIZONA         COLORADO       CONNECTICUT        INTERMEDIATE-
                                                                   TAX-FREE         TAX-FREE         TAX-FREE         TERM TAX FREE
                                                                  INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND
                                                                 ------------------------------------------------------------------
Investment income:
 Interest ..................................................     $ 25,412,459      $  9,106,626      $  7,847,623      $  5,082,637
                                                                 ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................        2,107,342           843,719           735,683           535,483
 Distribution fees (Note 3)
   Class A .................................................          406,453           146,321           118,489            96,383
   Class C .................................................           82,852            73,010            85,105                --
 Transfer agent fees (Note 3) ..............................          149,238            61,611            53,374            33,857
 Custodian fees ............................................            4,536             1,555             1,277               886
 Reports to shareholders ...................................           44,712            17,173            20,013            12,843
 Registration and filing fees ..............................           13,637             5,740             4,510            28,197
 Professional fees .........................................           11,778             2,946             1,989             3,152
 Trustees' fees and expenses ...............................            3,699             1,928             1,196               883
 Other .....................................................           30,946            14,565             7,292            18,916
                                                                 ------------------------------------------------------------------
    Total expenses .........................................        2,855,193         1,168,568         1,028,928           730,600
    Expenses waived/paid by affiliate (Note 3) .............               --                --                --            (7,550)
                                                                 ------------------------------------------------------------------
      Net expenses .........................................        2,855,193         1,168,568         1,028,928           723,050
                                                                 ------------------------------------------------------------------
       Net investment income ...............................       22,557,266         7,938,058         6,818,695         4,359,587
                                                                 ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ........................       (4,197,864)         (234,341)       (1,876,462)          (65,336)
 Net unrealized depreciation on investments ................      (39,437,050)      (16,810,677)      (13,489,393)       (7,290,958)
                                                                 ------------------------------------------------------------------
Net realized and unrealized loss ...........................      (43,634,914)      (17,045,018)      (15,365,855)       (7,356,294)
                                                                 ------------------------------------------------------------------
Net decrease in net assets resulting from operations .......     $(21,077,648)     $ (9,106,960)     $ (8,547,160)     $ (2,996,707)
                                                                 ==================================================================


                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                                FRANKLIN          FRANKLIN          FRANKLIN           FRANKLIN
                                                               HIGH-YIELD        NEW JERSEY          OREGON           PENNSYLVANIA
                                                                TAX-FREE          TAX-FREE           TAX-FREE           TAX-FREE
                                                               INCOME FUND       INCOME FUND        INCOME FUND        INCOME FUND
                                                             -----------------------------------------------------------------------
Investment income:
 Interest ..............................................     $ 210,277,270      $  21,164,886      $  14,732,327      $  22,850,950
                                                             -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..............................        14,956,384          1,792,457          1,299,328          1,886,693
 Distribution fees (Note 3)
Class A ................................................         2,670,095            329,127            233,449            358,746
Class B ................................................           150,841                 --                 --                 --
Class C ................................................         2,106,042            170,024            116,186            145,356
 Transfer agent fees (Note 3) ..........................         1,304,887            186,971             95,531            211,117
 Custodian fees ........................................            31,833              3,472              2,521              4,289
 Reports to shareholders ...............................           425,663             60,877             37,478             62,634
 Registration and filing fees ..........................           426,800             10,020              4,719              9,236
 Professional fees .....................................           163,489              8,768              3,511             10,817
 Trustees' fees and expenses ...........................            29,909              3,615              2,692              3,589
 Other .................................................           129,274             20,478             16,030             20,839
                                                             -----------------------------------------------------------------------
Total expenses .........................................        22,395,217          2,585,809          1,811,445          2,713,316
                                                             -----------------------------------------------------------------------
 Net investment income .................................       187,882,053         18,579,077         12,920,882         20,137,634
                                                             -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .............        (1,560,744)          (680,193)            16,268           (304,544)
 Net unrealized depreciation on investments ............      (280,426,945)       (33,853,248)       (26,849,750)       (41,112,717)
                                                             -----------------------------------------------------------------------
Net realized and unrealized loss .......................      (281,987,689)       (34,533,441)       (26,833,482)       (41,417,261)
                                                             -----------------------------------------------------------------------
Net decrease in net assets resulting from operations ...     $ (94,105,636)     $ (15,954,364)     $ (13,912,600)     $ (21,279,627)
                                                             =======================================================================


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)

                                                                                                                        FRANKLIN
                                                                                                                       PUERTO RICO
                                                                                                                        TAX-FREE
                                                                                                                       INCOME FUND
                                                                                                                       -----------
Investment income:
 Interest ...........................................................................................                   $ 6,426,507
                                                                                                                        -----------
Expenses:
 Management fees (Note 3) ...........................................................................                       622,641
 Distribution fees (Note 3)
Class A .............................................................................................                       103,232
Class C .............................................................................................                        25,290
 Transfer agent fees (Note 3) .......................................................................                        69,474
 Custodian fees .....................................................................................                         1,169
 Reports to shareholders ............................................................................                        21,008
 Registration and filing fees .......................................................................                        14,904
 Professional fees ..................................................................................                         4,354
 Trustees' fees and expenses ........................................................................                         1,158
 Other ..............................................................................................                         5,416
                                                                                                                        -----------
Total expenses ......................................................................................                       868,646
                                                                                                                        -----------
 Net investment income ..............................................................................                     5,557,861
                                                                                                                        -----------
Realized and unrealized gains (losses):
 Net realized gain from investments .................................................................                       518,377
 Net unrealized depreciation on investments .........................................................                    (9,927,417)
                                                                                                                        -----------
Net realized and unrealized loss ....................................................................                    (9,409,040)
                                                                                                                        -----------
Net decrease in net assets resulting from operations ................................................                   $(3,851,179)
                                                                                                                        ===========

                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                          FRANKLIN ARIZONA                    FRANKLIN COLORADO
                                                        TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND
                                                  -----------------------------------------------------------------------
                                                    SIX MONTHS          YEAR             SIX MONTHS           YEAR
                                                       ENDED            ENDED              ENDED              ENDED
                                                  AUGUST 31, 1999  FEBRUARY 28, 1999   AUGUST 31, 1999   FEBRUARY 28, 1999
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ....................     $  22,557,266      $  43,743,520      $   7,938,058      $  14,775,876
   Net realized gain (loss) from investments         (4,197,864)         3,918,445           (234,341)         1,022,077
   Net unrealized depreciation on investments       (39,437,050)        (4,679,698)       (16,810,677)          (713,406)
                                                  -----------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations ...........       (21,077,648)        42,982,267         (9,106,960)        15,084,547
 Distributions to shareholders from:
   Net investment income:
    Class A .................................       (21,981,770)       (42,890,425)        (7,445,049)       (14,188,201)
    Class C .................................          (575,496)          (853,095)          (439,009)          (709,062)
   In excess of net investment income:
    Class A .................................          (449,770)          (112,500)          (221,295)            (6,459)
    Class C .................................           (11,769)            (2,296)           (14,654)              (323)
   Net realized gains:
    Class A .................................        (2,664,218)        (3,662,232)          (297,996)        (1,791,554)
    Class C .................................           (79,831)           (79,205)           (21,969)          (102,076)
                                                  -----------------------------------------------------------------------
 Total distributions to shareholders ........       (25,762,854)       (47,599,753)        (8,493,972)       (16,797,675)
 Capital share transactions: (Note 2)
    Class A .................................        16,695,904         55,297,029          3,946,648         36,395,512
    Class C .................................         2,292,919          9,424,466          1,823,345         11,143,387
                                                  -----------------------------------------------------------------------
 Total capital share transactions ...........        18,988,823         64,721,495          5,769,993         47,538,899
      Net increase (decrease) in net assets .       (27,851,679)        60,104,009        (11,830,939)        45,825,771
 Net assets:
    Beginning of period .....................       884,890,886        824,786,877        323,280,065        277,454,294
                                                  -----------------------------------------------------------------------
    End of period ...........................     $ 857,039,207      $ 884,890,886      $ 311,449,126      $ 323,280,065
                                                  =======================================================================
Accumulated distributions in excess of net
   investment income included in net assets:
   End of period ............................     $  (1,175,788)     $    (714,249)     $    (242,731)     $      (6,782)
                                                  =======================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                        FRANKLIN CONNECTICUT         FRANKLIN FEDERAL INTERMEDIATE-TERM
                                                        TAX-FREE INCOME FUND                TAX FREE INCOME FUND
                                                  -----------------------------------------------------------------------
                                                   SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                      ENDED              ENDED              ENDED              ENDED
                                                 AUGUST 31, 1999   FEBRUARY 28, 1999   AUGUST 31, 1999   FEBRUARY 28, 1999
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ....................     $   6,818,695      $  11,874,815      $   4,359,587      $   7,442,059
   Net realized gain (loss) from investments         (1,876,462)           631,807            (65,336)           146,469
   Net unrealized appreciation (depreciation)
     on investments .........................       (13,489,393)           175,555         (7,290,958)           632,241
                                                  -----------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ..........        (8,547,160)        12,682,177         (2,996,707)         8,220,769
                                                  -----------------------------------------------------------------------
 Distributions to shareholders from:
   Net investment income:
     Class A ................................        (6,238,710)       (11,204,717)        (4,378,086)        (7,539,385)
     Class C ................................          (579,985)          (670,098)                --                 --
In excess of net investment income:
     Class A ................................           (99,254)           (53,408)                --                 --
     Class C ................................            (9,220)            (3,194)                --                 --
                                                  -----------------------------------------------------------------------
 Total distributions to shareholders ........        (6,927,169)       (11,931,417)        (4,378,086)        (7,539,385)
 Capital share transactions: (Note 2)
    Class A .................................         8,145,949         40,666,725         (6,166,579)        55,372,039
    Class C .................................         4,890,732         14,762,426                 --                 --
                                                  -----------------------------------------------------------------------
 Total capital share transactions ...........        13,036,681         55,429,151         (6,166,579)        55,372,039
       Net increase (decrease) in net assets         (2,437,648)        56,179,911        (13,541,372)        56,053,423
Net assets:
    Beginning of period .....................       268,459,045        212,279,134        195,598,368        139,544,945
                                                  -----------------------------------------------------------------------
    End of period ...........................     $ 266,021,397      $ 268,459,045      $ 182,056,996      $ 195,598,368
                                                  =======================================================================
Undistributed net investment income
  (accumulated distributions
  in excess of net investment income)
  included in net assets:
    End of period ...........................     $    (259,060)     $    (150,586)     $      48,336      $      66,835
                                                  =======================================================================


                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                            FRANKLIN HIGH-YIELD                     FRANKLIN NEW JERSEY
                                                           TAX-FREE INCOME FUND                     TAX-FREE INCOME FUND
                                                  -------------------------------------------------------------------------------
                                                      SIX MONTHS            YEAR               SIX MONTHS             YEAR
                                                         ENDED             ENDED                 ENDED                ENDED
                                                   AUGUST 31, 1999    FEBRUARY 28, 1999     AUGUST 31, 1999     FEBRUARY 28, 1999
                                                  -------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ....................     $   187,882,053      $   360,598,786      $    18,579,077      $    35,124,421
   Net realized gain (loss) from investments           (1,560,744)          21,319,398             (680,193)             596,765
   Net unrealized appreciation (depreciation)
     on investments .........................        (280,426,945)        (120,400,244)         (33,853,248)           2,362,264
                                                  -------------------------------------------------------------------------------
     Net increase (decrease) in net assets
        resulting from operations ...........         (94,105,636)         261,517,940          (15,954,364)          38,083,450
  Distributions to shareholders from:
   Net investment income:
    Class A .................................        (170,252,508)        (332,249,669)         (17,489,429)         (33,973,510)
    Class B .................................          (1,141,317)             (46,213)                  --                   --
    Class C .................................         (16,488,228)         (27,314,370)          (1,164,596)          (1,728,570)
  In excess of net investment income:
    Class A .................................          (2,803,993)                  --             (411,729)                  --
    Class B .................................             (18,797)                  --                   --                   --
    Class C .................................            (271,555)                  --              (27,416)                  --
  Net realized gains:
    Class A .................................          (1,469,024)          (7,966,666)            (187,763)                  --
    Class B .................................             (13,236)                  --                   --                   --
    Class C .................................            (159,598)            (819,741)             (14,225)                  --
                                                  -------------------------------------------------------------------------------
 Total distributions to shareholders ........        (192,618,256)        (368,396,659)         (19,295,158)         (35,702,080)
 Capital share transactions: (Note 2)
   Class A ..................................         (12,492,037)         342,918,876           28,886,265           42,629,937
   Class B ..................................          58,872,870           15,504,687                   --                   --
   Class C ..................................          27,580,492          217,918,008            5,539,618           20,454,134
                                                  -------------------------------------------------------------------------------
 Total capital share transactions ...........          73,961,325          576,341,571           34,425,883           63,084,071
     Net increase (decrease) in net assets ..        (212,762,567)         469,462,852             (823,639)          65,465,441
Net assets:
  Beginning of period .......................       6,635,665,673        6,166,202,821          730,533,189          665,067,748
                                                  -------------------------------------------------------------------------------
  End of period .............................     $ 6,422,903,106      $ 6,635,665,673      $   729,709,550      $   730,533,189
                                                  ===============================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
   End of period ............................     $    (6,603,653)     $    (3,528,808)     $      (439,145)     $        74,948
                                                  ===============================================================================


                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                                  FRANKLIN OREGON                 FRANKLIN PENNSYLVANIA
                                                               TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                         -----------------------------------------------------------------------
                                                            SIX MONTHS           YEAR           SIX MONTHS          YEAR
                                                               ENDED             ENDED             ENDED             ENDED
                                                         AUGUST 31, 1999   FEBRUARY 28, 1999  AUGUST 31, 1999   FEBRUARY 28, 1999
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........................     $  12,920,882      $  23,901,350      $  20,137,634      $  39,708,987
   Net realized gain (loss) from investments .......            16,268          1,677,443           (304,544)         1,071,826
   Net unrealized depreciation on investments ......       (26,849,750)        (1,943,787)       (41,112,717)        (2,242,080)
                                                         -----------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations .............................       (13,912,600)        23,635,006        (21,279,627)        38,538,733
  Distributions to shareholders from:
   Net investment income:
     Class A .......................................       (12,374,602)        23,518,284        (19,127,655)       (38,182,843)
     Class C .......................................          (790,873)         1,142,332         (1,009,979)        (1,526,144)
  In excess of net investment income:
     Class A .......................................                --                 --           (330,491)          (418,611)
     Class C .......................................                --                 --            (17,430)           (16,732)
  Net realized gains:
     Class A .......................................                --                 --            (14,418)          (985,591)
     Class C .......................................                --                 --               (865)           (51,198)
                                                         -----------------------------------------------------------------------
 Total distributions to shareholders ...............       (13,165,475)       (24,660,616)       (20,500,838)       (41,181,119)
 Capital share transactions: (Note 2)
  Class A ..........................................        13,498,480         57,633,801        (12,438,722)        48,325,952
  Class C ..........................................         5,815,128         17,049,844          5,235,356         16,135,478
                                                         -----------------------------------------------------------------------
 Total capital share transactions ..................        19,313,608         74,683,645         (7,203,366)        64,461,430
     Net increase (decrease) in net assets .........        (7,764,467)        73,658,035        (48,983,831)        61,819,044
Net assets:
  Beginning of period ..............................       516,626,680        442,968,645        800,859,548        739,040,504
                                                         -----------------------------------------------------------------------
  End of period ....................................     $ 508,862,213      $ 516,626,680      $ 751,875,717      $ 800,859,548
                                                         =======================================================================
Undistributed net investment income
 (accumulated distributions
 in excess of net investment income)
 included in net assets:
  End of period ....................................     $     447,937      $     692,530      $  (1,179,813)     $    (831,892)
                                                         =======================================================================


                    See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED AUGUST 31, 1999 (UNAUDITED)
AND THE YEAR ENDED FEBRUARY 28, 1999

                                                                               FRANKLIN PUERTO RICO
                                                                               TAX-FREE INCOME FUND
                                                                         --------------------------------
                                                                           SIX MONTHS          YEAR
                                                                              ENDED            ENDED
                                                                         AUGUST 31, 1999  FEBRUARY 28, 1999
                                                                         --------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........................................     $   5,557,861      $  10,900,493
   Net realized gain from investments ..............................           518,377            836,253
   Net unrealized appreciation (depreciation) on investments .......        (9,927,417)           296,087
                                                                         --------------------------------
     Net increase (decrease) in net assets resulting from operations        (3,851,179)        12,032,833
 Distributions to shareholders from:
  Net investment income:
    Class A ........................................................        (5,388,805)       (10,664,385)
    Class C ........................................................          (169,056)          (236,108)
In excess of net investment income:
    Class A ........................................................           (13,609)          (112,508)
    Class C ........................................................              (427)            (2,491)
Net realized gains:
    Class A ........................................................          (289,652)          (682,528)
    Class C ........................................................           (10,841)           (19,507)
                                                                         --------------------------------
 Total distributions to shareholders ...............................        (5,872,390)       (11,717,527)
 Capital share transactions: (Note 2)
  Class A ..........................................................         1,664,672          8,116,885
  Class C ..........................................................         1,294,168          3,431,283
                                                                         --------------------------------
 Total capital share transactions ..................................         2,958,840         11,548,168
     Net increase (decrease) in net assets .........................        (6,764,729)        11,863,474
Net assets:
  Beginning of period ..............................................       225,803,210        213,939,736
                                                                         --------------------------------
 End of period .....................................................     $ 219,038,481      $ 225,803,210
                                                                         ================================
Accumulated distributions in excess of net
 investment income included in net assets:
  End of period ....................................................     $    (176,294)     $    (162,258)
                                                                         ================================

                       See notes to financial statements.


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-six separate series (the Funds). All Funds included in this report are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The Funds' investment objective is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin High Yield Tax-Free Income Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                                              CLASS A & CLASS C                    CLASS A, CLASS B, & CLASS C
-------------------------------------------------------------------------------------------------------------------------
Federal Intermediate-Term Tax-Free Income Fund       Arizona Tax-Free Income Fund         High Yield Tax-Free Income Fund
                                                     Colorado Tax-Free Income Fund
                                                     Connecticut Tax-Free Income Fund
                                                     New Jersey Tax-Free Income Fund
                                                     Oregon Tax-Free Income Fund
                                                     Pennsylvania Tax-Free Income Fund
                                                     Puerto Rico Tax-Free Income Fund



FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At August 31, 1999, there were an unlimited number of shares authorized (no par value). Transactions in the funds' shares were as follows:

                                         FRANKLIN ARIZONA                FRANKLIN COLORADO              FRANKLIN CONNECTICUT
                                       TAX-FREE INCOME FUND             TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                    ---------------------------------------------------------------------------------------------
CLASS A SHARES:                       SHARES         AMOUNT            SHARES         AMOUNT            SHARES         AMOUNT
                                    ---------------------------------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ....................    6,282,923    $ 70,329,414        1,787,591    $ 21,099,468        2,080,096    $ 22,978,618
 Shares issued in reinvestment
   of distributions .............      933,549      10,394,618          331,498       3,907,276          278,425       3,067,722
 Shares redeemed ................   (5,745,254)    (64,028,128)      (1,784,615)    (21,060,096)      (1,628,844)    (17,900,391)
                                    --------------------------------------------------------------------------------------------
 Net increase ...................    1,471,218    $ 16,695,904          334,474    $  3,946,648          729,677    $  8,145,949
                                    ============================================================================================
Year ended February 28, 1999
 Shares sold ....................   11,526,533    $131,398,899        4,827,831    $ 58,439,307        5,343,819    $ 60,218,484
 Shares issued in reinvestment
   of distributions .............    1,678,671      19,132,729          655,996       7,932,374          494,190       5,562,097
 Shares redeemed ................   (8,347,885)    (95,234,599)      (2,479,532)    (29,976,169)      (2,231,916)    (25,113,856)
                                    --------------------------------------------------------------------------------------------
 Net increase ...................    4,857,319    $ 55,297,029        3,004,295    $ 36,395,512        3,606,093    $ 40,666,725
                                    ============================================================================================
CLASS C SHARES:
 Six months ended August 31, 1999
 Shares sold ....................      486,096    $  5,479,148          407,690    $  4,834,841          593,582    $  6,596,395
 Shares issued in reinvestment
   of distributions .............       35,642         399,197           31,467         372,946           35,209         388,564
 Shares redeemed ................     (321,677)     (3,585,426)        (284,368)     (3,384,442)        (189,101)     (2,094,227)
                                    --------------------------------------------------------------------------------------------
 Net increase ...................      200,061    $  2,292,919          154,789    $  1,823,345          439,690    $  4,890,732
                                    ============================================================================================
Year ended February 28, 1999
 Shares sold ....................    1,020,350    $ 11,705,629        1,064,599    $ 12,955,209        1,442,047    $ 16,291,315
 Shares issued in reinvestment
   of distributions .............       48,448         555,594           47,188         573,490           36,934         417,159
 Shares redeemed ................     (247,506)     (2,836,757)        (195,768)     (2,385,312)        (172,113)     (1,946,048)
                                    --------------------------------------------------------------------------------------------
 Net increase ...................      821,292    $  9,424,466          916,019    $ 11,143,387        1,306,868    $ 14,762,426
                                    ==========================================================================================


                                              FRANKLIN
                                     FEDERAL INTERMEDIATE-TERM              FRANKLIN HIGH YIELD        FRANKLIN NEW JERSEY
                                       TAX-FREE INCOME FUND                 TAX-FREE INCOME FUND      TAX-FREE INCOME FUND
                                    -------------------------------------------------------------------------------------------
CLASS A SHARES:                        SHARES          AMOUNT         SHARES         AMOUNT           SHARES         AMOUNT
                                    -------------------------------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ...................      6,986,185    $ 77,622,449     44,692,642   $   505,535,053     5,771,005    $ 67,905,725
 Shares issued in reinvestment
   of distributions ............        249,580       2,773,371      6,659,720        75,233,051       804,420       9,449,372
 Shares redeemed ...............     (7,797,952)    (86,562,399)   (52,578,848)     (593,260,141)   (4,133,020)    (48,468,832)
                                    -------------------------------------------------------------------------------------------
 Net increase (decrease) .......       (562,187)   $ (6,166,579)    (1,226,486)  $   (12,492,037)    2,442,405    $ 28,886,265
                                    ===========================================================================================
Year ended February 28, 1999
 Shares sold ...................     11,604,328    $130,996,084    109,439,514   $ 1,270,904,703     9,025,737    $107,896,711
 Shares issued in reinvestment
   of distributions ............        424,605       4,788,679     12,599,576       146,168,778     1,485,157      17,759,368
 Shares redeemed ...............     (7,120,171)    (80,412,724)   (92,381,330)   (1,074,154,605)   (6,947,075)    (83,026,142)
                                    -------------------------------------------------------------------------------------------
 Net increase ..................      4,908,762    $ 55,372,039     29,657,760   $   342,918,876     3,563,819    $ 42,629,937
                                    ===========================================================================================


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                         FRANKLIN HIGH YIELD           FRANKLIN NEW JERSEY
                                         TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                     --------------------------------------------------------------
CLASS B SHARES:                        SHARES           AMOUNT          SHARES          AMOUNT
                                     --------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ....................     5,243,800      $ 59,546,003
 Shares issued in reinvestment
   of distributions .............        58,905           663,195
 Shares redeemed ................      (117,829)       (1,336,328)
                                     -----------------------------
 Net increase ...................     5,184,876      $ 58,872,870
                                     =============================
Period ended February 28, 1999(1)
 Shares sold ....................     1,351,940      $ 15,588,944
 Shares issued in reinvestment
   of distributions .............         1,920            22,138
 Shares redeemed ................        (9,204)         (106,395)
                                     -----------------------------
 Net increase ...................     1,344,656      $ 15,504,687
                                     =============================
CLASS C SHARES:
Six months ended August 31, 1999
 Shares sold ....................     7,164,225      $ 81,745,693       790,642        $ 9,411,756
 Shares issued in reinvestment
   of distributions .............       868,047         9,867,827        64,374            760,015
 Shares redeemed ................    (5,643,231)      (64,033,028)     (391,738)        (4,632,153)
                                     --------------------------------------------------------------
 Net increase ...................     2,389,041      $ 27,580,492       463,278        $ 5,539,618
                                     ==============================================================
Year ended February 28, 1999
 Shares sold ....................    23,491,348      $274,591,698     2,039,721        $24,514,544
 Shares issued in reinvestment
   of distributions .............     1,434,609        16,744,689        92,442          1,111,258
 Shares redeemed ................    (6,290,089)      (73,418,379)     (430,504)        (5,171,668)
                                     --------------------------------------------------------------
 Net increase ...................    18,635,868      $217,918,008     1,701,659        $20,454,134
                                     ==============================================================


(1) For the period January 1, 1999 (effective date) to February 28, 1999.


                                         FRANKLIN OREGON          FRANKLIN PENNSYLVANIA          FRANKLIN PUERTO RICO
                                       TAX-FREE INCOME FUND        TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                   -------------------------------------------------------------------------------------
CLASS A SHARES:                       SHARES         AMOUNT        SHARES         AMOUNT         SHARES      AMOUNT
                                   -------------------------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ...................    3,780,700    $ 44,079,472     3,620,175    $ 37,454,979     1,096,548  $ 12,845,076
 Shares issued in reinvestment
   of distributions ............      586,066       6,790,452       850,041       8,764,397       236,974     2,771,555
 Shares redeemed ...............   (3,231,276)    (37,371,444)   (5,701,793)    (58,658,098)   (1,193,771)  (13,951,959)
                                   -------------------------------------------------------------------------------------
 Net increase (decrease) .......    1,135,490    $ 13,498,480    (1,231,577)   $(12,438,722)      139,751  $  1,664,672
                                   =====================================================================================
Year ended February 28, 1999
 Shares sold ...................    7,610,561    $ 90,155,831    10,273,081    $108,316,940     2,024,140  $ 24,064,112
 Shares issued in reinvestment
   of distributions ............    1,100,982      13,038,139     1,721,278      18,145,017       469,863     5,585,862
 Shares redeemed ...............   (3,846,398)    (45,560,169)   (7,413,012)    (78,136,005)   (1,811,759)  (21,533,089)
                                   -------------------------------------------------------------------------------------
 Net increase ..................    4,865,145    $ 57,633,801     4,581,347    $ 48,325,952       682,244  $  8,116,885
                                   =====================================================================================


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                      FRANKLIN OREGON                     FRANKLIN PENNSYLVANIA     FRANKLIN PUERTO RICO
                                   TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND      TAX-FREE INCOME FUND
                                 -----------------------------------------------------------------------------------------
CLASS C SHARES:                    SHARES          AMOUNT              SHARES            AMOUNT     SHARES         AMOUNT
                                 -----------------------------------------------------------------------------------------
Six months ended August 31, 1999
 Shares sold ...................   809,245     $  9,460,098              715,896    $  7,467,294    181,905   $ 2,137,193
 Shares issued in reinvestment
   of distributions ............    46,539          542,550               61,976         641,762      8,475        99,259
 Shares redeemed                  (359,990)      (4,187,520)            (276,140)     (2,873,700)   (80,553)     (942,284)
                                 -----------------------------------------------------------------------------------------
 Net increase ..................   495,794     $  5,815,128              501,732    $  5,235,356    109,827   $ 1,294,168
                                 =========================================================================================
Year ended February 28, 1999
 Shares sold ................... 1,560,923     $ 18,592,323            1,872,749    $ 19,847,633    361,675   $ 4,306,325
 Shares issued in reinvestment
   of distributions ............    70,444          839,644               96,080       1,017,661     13,159       156,658
 Shares redeemed ...............  (199,919)      (2,382,123)            (447,006)     (4,729,816)   (86,636)   (1,031,700)
                                 -----------------------------------------------------------------------------------------
 Net increase .................. 1,431,448     $ 17,049,844            1,521,823    $ 16,135,478    288,198   $ 3,431,283
                                 =========================================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers, based on the average net assets of the Funds as follows:


       ANNUALIZED
        FEE RATE   MONTH-END NET ASSETS
----------------------------------------------------------------------------

         .625%     First $100 million
         .500%     Over $100 million, up to and including $250 million
         .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Federal Intermediate-Term Tax-Free Income Fund, as noted in the Statements of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                                                            FRANKLIN
                                               FRANKLIN      FRANKLIN         FRANKLIN       FEDERAL           FRANKLIN
                                                ARIZONA      COLORADO        CONNECTICUT  INTERMEDIATE-       HIGH YIELD
                                               TAX-FREE      TAX-FREE         TAX-FREE    TERM TAX-FREE        TAX-FREE
                                              INCOME FUND   INCOME FUND      INCOME FUND   INCOME FUND        INCOME FUND
                                             -----------------------------------------------------------------------------
Net commissions paid ...................     $(164,008)       $(23,412)      $(34,802)    $(176,686)        $(2,684,590)
Contingent deferred sales charges ......     $  25,563        $ 11,257       $ 13,316     $  32,198           $ 287,989

                                                             FRANKLIN          FRANKLIN      FRANKLIN          FRANKLIN
                                                            NEW JERSEY          OREGON     PENNSYLVANIA       PUERTO RICO
                                                             TAX-FREE          TAX-FREE      TAX-FREE          TAX-FREE
                                                            INCOME FUND       INCOME FUND   INCOME FUND       INCOME FUND
                                                            --------------------------------------------------------------
Net commissions (paid) ...............................       $(130,797)       $(124,116)     $(28,028)          $(7,972)
Contingent deferred sales charges ....................       $  18,701        $  46,440      $ 13,622           $ 5,706

The Funds paid transfer agent fees of $2,166,060, of which $1,814,406 was paid to Investor Services.


4. INCOME TAXES

At February 28, 1999, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                  FRANKLIN          FRANKLIN FEDERAL          FRANKLIN
                                                                 CONNECTICUT          INTERMEDIATE-            OREGON
                                                                  TAX-FREE            TERM TAX-FREE           TAX-FREE
                                                                 INCOME FUND           INCOME FUND           INCOME FUND
                                                                --------------------------------------------------------
Capital loss carryovers expiring in: 2003 ...................    $3,162,502           $       --               $ 36,444
                                     2004 ...................        46,957              920,152                     --
                                     2005 ...................       322,502               99,478                 67,453
                                     2006 ...................            --               95,778                     --
                                                                 -------------------------------------------------------
                                                                 $3,531,961           $1,115,408               $103,897
                                                                 =======================================================

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited) (continued)
4. INCOME TAXES (CONT.)
At August 31, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:


                                                                                                              FRANKLIN
                                                 FRANKLIN             FRANKLIN             FRANKLIN            FEDERAL
                                                  ARIZONA             COLORADO            CONNECTICUT       INTERMEDIATE-
                                                 TAX-FREE             TAX-FREE             TAX-FREE         TERM TAX-FREE
                                                INCOME FUND          INCOME FUND          INCOME FUND        INCOME FUND
                                                -------------------------------------------------------------------------
Investments at cost .........................   $851,198,867        $305,514,568        $260,592,791       $192,966,527
                                                =========================================================================
Unrealized appreciation .....................   $ 28,739,329        $  7,920,569        $  8,458,007       $  3,148,185
Unrealized depreciation .....................    (18,368,763)         (6,457,337)         (6,750,626)        (3,267,919)
                                                -------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ..   $ 10,370,566        $  1,463,232        $  1,707,381       $   (119,734)
                                                =========================================================================

                                             FRANKLIN             FRANKLIN            FRANKLIN                FRANKLIN
                                            HIGH YIELD           NEW JERSEY            OREGON               PENNSYLVANIA
                                             TAX-FREE             TAX-FREE            TAX-FREE                TAX-FREE
                                            INCOME FUND          INCOME FUND         INCOME FUND             INCOME FUND
                                       ----------------------------------------------------------------------------------
Investments at cost ................   $6,356,590,151          $709,621,163        $521,553,136            $742,244,661
                                       =================================================================================
Unrealized appreciation ............   $  261,347,974          $ 24,722,680        $ 13,467,666            $ 20,928,319
Unrealized depreciation ............     (211,943,357)          (12,146,354)        (12,931,741)            (15,158,793)
                                       ----------------------------------------------------------------------------------
Net unrealized appreciation ........   $   49,404,617          $ 12,576,326        $    535,925            $  5,769,526
                                       =================================================================================

                                                                                                              FRANKLIN
                                                                                                             PUERTO RICO
                                                                                                              TAX-FREE
                                                                                                             INCOME FUND
                                                                                                             -----------
Investments at cost ..................................................................................     $210,804,604
                                                                                                           ============
Unrealized appreciation ..............................................................................     $  8,722,705
Unrealized depreciation ..............................................................................       (3,436,278)
                                                                                                           ------------
Net unrealized appreciation ..........................................................................     $  5,286,427
                                                                                                           ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1999, were as follows:

                                                                                          FRANKLIN
                             FRANKLIN               FRANKLIN             FRANKLIN          FEDERAL             FRANKLIN
                              ARIZONA               COLORADO            CONNECTICUT     INTERMEDIATE-         HIGH YIELD
                             TAX-FREE               TAX-FREE             TAX-FREE       TERM TAX-FREE          TAX-FREE
                            INCOME FUND            INCOME FUND          INCOME FUND      INCOME FUND          INCOME FUND
                           ----------------------------------------------------------------------------------------------
Purchases .............    $134,424,983           $51,533,776          $55,967,064      $ 25,677,519       $933,218,561
Sales .................    $118,507,262           $44,564,080          $41,148,016      $ 22,679,888       $778,046,402

                                                    FRANKLIN             FRANKLIN         FRANKLIN             FRANKLIN
                                                   NEW JERSEY             OREGON        PENNSYLVANIA          PUERTO RICO
                                                    TAX-FREE             TAX-FREE         TAX-FREE             TAX-FREE
                                                   INCOME FUND          INCOME FUND      INCOME FUND          INCOME FUND
                                                  -----------------------------------------------------------------------
Purchases .................................       $72,465,241          $84,524,581      $101,305,625        $14,784,595
Sales .....................................       $40,797,815          $80,404,134      $100,570,677        $13,548,878


FRANKLIN TAX-FREE TRUST

Notes to Financial Statements (unaudited) (continued)

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 33.8% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At August 31, 1999, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $910,000 and $17,550,000 representing .50% and .27%, respectively, of the Funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The Funds have investments in excess of 10% of their total net assets in their respective states and/or U.S. territories and possessions except the Franklin Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund which have investments in excess of 10% of their total net assets in the states of California and/or New York. Such concentration may subject the Funds more significantly to economic changes occurring within those states and/or U.S. territories and possessions.